UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23013

Goldman Sachs ETF Trust

(Exact name of registrant as specified in charter)

200 West Street, New York, New York 10282

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2020

Access Fixed Income ETFs
Access High Yield Corporate Bond ETF (GHYB)
Access Inflation Protected USD Bond ETF (GTIP)
Access Investment Grade Corporate 1-5 Year Bond ETF (GSIG)
Access Investment Grade Corporate Bond ETF (GIGB)
Access Treasury 0-1 Year ETF (GBIL)
Access Ultra Short Bond ETF (GSST)

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

Goldman Sachs Access Fixed Income ETFs

∎	ACCESS HIGH YIELD CORPORATE BOND ETF

∎	ACCESS INFLATION PROTECTED USD BOND ETF

∎	ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

∎	ACCESS INVESTMENT GRADE CORPORATE BOND ETF

∎	ACCESS TREASURY 0-1 YEAR ETF

∎	ACCESS ULTRA SHORT BOND ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Access Fixed Income ETFs

Principal Investment Strategies

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars (“USD”) that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” As of August 31, 2020, there were 832 constituents in the Index and the Index had a weighted average maturity of 5.94 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US High-Yield Market Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituent securities of the Reference Index. The Reference Index includes high yield corporate bonds issued by companies domiciled in the United States or Canada that have a minimum of one year to maturity and are rated a maximum of BB+ by Standard & Poor’s Ratings Services (“S&P”) and Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and a minimum of C by S&P and Ca by Moody’s. Only constituents of the Reference Index that (i) have a minimum of $400 million outstanding, a minimum issuer size of $1 billion and a maximum final maturity of 15 years and (ii) if neither fundamental factor described below is available, are rated at least CCC+ by S&P or Caa1 by Moody’s, are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, debt service and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”) is designed to track the performance of inflation protected, fixed rate U.S. Treasury Securities denominated in U.S. dollars (“USD”) that meet certain screening criteria. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. As of August 31, 2020, there were 38 issues in the Index and the Index had a weighted average maturity of 8.18 years and a weighted average duration of 7.80 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the U.S. sleeve of the FTSE World Inflation-Linked Securities Index (the “Reference Index”) using concepts developed with GSAM.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

1

INVESTMENT PROCESS

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index.

The Reference Index includes fixed-rate, sovereign bonds denominated in USD that are linked to an inflation index. Only constituents of the Reference Index that are U.S. Treasury Inflation-Protected Securities (“TIPS”), have a minimum of 1 year to maturity and a minimum issue size of $5 billion outstanding (before taking into account the Federal Reserve System Open Market Account (“SOMA”) holdings) are included in the Universe.

Step 2

In the second step, the Index Provider screens the Universe to exclude securities that are unseasoned. The Index excludes “on the run” bonds, or the newest issues for each security term. The Index is constructed by weighting each constituent to match the weighted average real yield duration of the Universe.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

The Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Investment Grade Corporate Bond 1-5 Years Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade, corporate bonds denominated in U.S. dollars (“USD”) with remaining maturities between one and five years that meet certain liquidity and fundamental screening criteria.

As of August 31, 2020, there were 2,013 constituents in the Index and the Index had a weighted average maturity of 3.24 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Bond Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential Index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of a minimum of one year to maturity and are rated at least BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”). Only corporate bond constituents of the Reference Index that have a minimum of $250 million outstanding, remaining maturities between one and five years, and from issuers with at least two eligible bonds outstanding are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of constituents of the Reference Index with remaining maturities between one and five years.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, operating margin and leverage, subject to certain exceptions. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities. An issuer weight cap is applied to each Index constituent.

2

INVESTMENT PROCESS

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. As of August 31, 2020, there were 2,529 constituents in the Index and the Index had a weighted average maturity of 12.25 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of one year to maturity and are rated at least BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors’ Service, Inc. (“Moody’s”). Only corporate bond constituents of the Reference Index that have a minimum of $750 million outstanding and a minimum issuer size of $2 billion are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors: operating margin and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE US Treasury 0-1 Year Composite Select Index (the “Index”) is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Fund expects to invest 100% of its assets in (i) U.S. Treasury Securities with a maximum remaining maturity of 12 months and (ii) cash. As of August 31, 2020, there were 91 issues in the Index and the Index had a weighted average maturity of 0.26 years. The Index includes publicly-issued U.S. Treasury Securities that have a minimum remaining maturity of 1 month and a maximum remaining maturity of 12 months at the time of rebalance and that have a minimum issue size of $5 billion. In addition, the securities in the Index must be non-convertible and denominated in U.S. dollars. The Index excludes certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. 10-year and 30-year U.S. Treasury bonds are not eligible for inclusion in the Index.

The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

3

INVESTMENT PROCESS

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

ALL ABOVE FUNDS

Each of the FTSE Goldman Sachs High Yield Corporate Bond Index, FTSE Goldman Sachs Investment Grade Corporate Bond 1-5 Years Index and FTSE Goldman Sachs Investment Grade Corporate Bond Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituent securities on the basis of the fundamental factors (as described above). The FTSE US Treasury 0-1 Year Composite Select Index is rebalanced monthly on the last day of the month. The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index is rebalanced monthly on the last business day of the month to account for changes in maturities (i.e., removing securities with less than 1 year to maturity), new issues and duration to closely match the weighted average real yield duration of its Universe.

The Investment Adviser uses a representative sampling strategy to manage each Fund. “Representative sampling” is an indexing strategy in which each Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of its Index. The securities selected for investment by each Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of its Index. Each Fund may or may not hold all of the securities in its Index.

Each of the Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Investment Grade Corporate 1-5 Year Bond ETF and Goldman Sachs Access Investment Grade Corporate Bond ETF may concentrate its investments (i.e. hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of its Index represent certain sectors or industries may change over time. Each of the Goldman Sachs Access Treasury 0-1 Year ETF and Goldman Sacs Access Inflation Protected USD Bond ETF may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The U.S. government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries for this purpose.

At the end of each Fund’s Reporting Period, i.e. August 31, 2020, we continued to believe the Funds may provide investors with smoother performance and less volatility, as a smart beta approach should provide liquidity while minimizing exposure to factors historically associated with volatility and underperformance.*

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

The Goldman Sachs Access Ultra Short Bond ETF (the “Fund”) seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its Net Assets in a broad range of U.S. dollar denominated bonds. The Fund primarily invests in U.S. Government Securities, obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, fixed and floating rate mortgage-backed securities, asset-backed securities, and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund will generally focus its investments in securities of issuers that, at the time of purchase, have a short-term credit rating of at least investment grade by at least one NRSRO (at least A-2, P-2, or F2 by Standard & Poor’s, Moody’s or Fitch, respectively), have a long-term credit rating of at least investment grade by at least one NRSRO (at least BBB-, Baa3, or BBB by Standard & Poor’s, Moody’s or Fitch, respectively) if such securities only maintain long-term ratings, or, if unrated, are determined by the Investment Adviser to be of comparable credit quality at the time of purchase. The Fund may also rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.

*	Smart beta refers to quantitative index-based strategies. Liquidity is the ability to invest or redeem during market hours. Volatility refers to the annualized standard deviation of returns.

4

INVESTMENT PROCESS

The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations.

Under normal circumstances, the Fund’s effective duration is expected to be one year or less. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. In computing duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration.

The Fund is an actively managed ETF, which is a fund that trades like other publicly-traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s, or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, certain ETFs and other investment companies and cash items. Cash items are not income-generating and, as a result, the Fund’s current yield may be adversely affected during periods when such positions are held. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

The Fund is managed to seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity. The Investment Adviser follows a conservative, risk-managed investment process.

Global fixed income markets are constantly evolving and are highly diverse — with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

•	Thoughtfully combine diversified sources of return by employing multiple strategies

•	Take a global perspective to uncover relative value opportunities

•	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views

•	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool

•	Build a strong team of skilled investors who excel on behalf of our clients.

* * *

5

PORTFOLIO RESULTS

Goldman Sachs Access High Yield Corporate Bond ETF

Investment Objective

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 4.94% based on net asset value (“NAV”) and 5.23% based on market price. The Index returned 4.67% during the same period.

The Fund had a NAV of $49.42 per share on August 31, 2019 and ended the Reporting Period with a NAV of $49.29 per share. The Fund’s market price on August 31, 2020 was $49.23 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that outperformed those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, high yield corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

During the Reporting Period, the U.S. Federal Reserve (the “Fed”) cut the targeted federal funds rate four times. The Fed pre-emptively cut interest rates in September and October 2019 and then twice in March 2020 on the back of concerns surrounding the COVID-19 pandemic, bringing the targeted federal funds rate to a range of 0% to 0.25%. The shift to a more dovish Fed policy created a positive environment for high yield credit by lowering borrowing costs and supporting yield compression.

The U.S. Treasury market saw yields fall across the spectrum of maturities, but overall, the yield curve remained quite flat, as the U.S. entered a turn in the business cycle into a recession.

Amid this backdrop, high yield corporate spreads widened from 393 basis points to 477 basis points during the Reporting Period. (A basis point is 1/100th of a percentage point.) High yield corporate spreads widened especially significantly from August 2019 through March 2020 to 882 basis points over duration-equivalent U.S. Treasuries based on concerns surrounding the COVID-19 pandemic, declining oil prices and stressed liquidity conditions. From March 2020

6

PORTFOLIO RESULTS

through August 2020, high yield corporate spreads then tightened given investor demand for yield, incremental foreign investment due to low global yields and lower hedging costs, and supportive central bank policy. The sector also benefited from investor demand amidst strong new issuance. Still, volatility in the high yield market remained elevated due to uncertainty on the timing and speed of any economic recovery, the uptick in interest rate volatility and the upcoming U.S. elections. High yield corporate spreads had not reached pre-COVID-19 levels at the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 3.38 years, a weighted average maturity of 5.93 years and a weighted average coupon of 5.84% as of August 31, 2020. The Fund’s weighted average yield to maturity was 5.33% on August 31, 2020. The 30-day standardized yield of the Fund at the end of the Reporting Period was 4.27%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

BBB	0.00%
BB	56.90%
B	32.50%
CCC	8.90%
Not Rated	0.00%
Cash	1.34%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 98.13% of the Fund’s assets invested in high yield corporate bonds at the end of the Reporting Period, approximately 84% was in industrials, 7% in financials and 9% in utilities.[3]

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[4]

A	While the Index was 98.64% allocated to in high yield corporate bonds, 0.95% invested in emerging market corporate bonds and 0.41% in cash, the Fund was 98.13% invested in high yield corporate bonds, 0.53% in emerging market corporate bonds and 1.34% in cash at the end of the Reporting Period.

[1]Duration	is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]The	Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]Industry	classifications for securities may differ between the above section and the Fund Basics section due to differing classification methodologies. The classification methodology used for the above section is as set forth by GSAM. The Fund’s composition may differ over time. Consequently, the Fund’s overall industry allocations may differ from percentages contained in the above section.

[4]The	Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs High Yield Corporate Bond Index.

7

FUND BASICS

Access High Yield Corporate Bond ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020
Market Price[1]	$49.23
Net Asset Value (NAV)[1]	$49.29

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business
TransDigm, Inc., 6.25%, 03/15/26	0.7%	Aerospace & Defense
Sirius XM Radio, Inc., 5.00%, 08/01/27	0.5	Broadcasting
Sprint Corp., 7.88%, 09/15/23	0.5	Wireless
CHS/Community Health Systems, Inc., 6.25%, 03/31/23	0.5	Healthcare
United Rentals North America, Inc., 4.88%, 01/15/28	0.5	Rental Equipment
T-Mobile USA, Inc., 4.75%, 02/01/28	0.5	Wireless
Bausch Health Cos., Inc., 6.25%, 02/15/29	0.5	Pharmaceuticals
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.88%, 02/01/31	0.5	Energy
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25	0.5	Consumer Cyclical
CSC Holdings LLC, 5.75%, 01/15/30	0.5	Communications

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance

INDUSTRY ALLOCATION AS OF 8/31/20[3]

Sector Name	Fund
Telecommunication Services	20.54%
Consumer, Cyclical	20.03
Consumer, Non-cyclical	19.94
Energy	9.87
Financials	8.74
Industrials	7.35
Information Technology	4.59
Materials	3.57
Utilities	2.63
Other	1.17

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The “Other” category represents the Fund’s investments in other investment companies. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

8

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on September 5, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs High Yield Corporate Bond Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access High Yield Corporate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2017 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced September 5, 2017)	4.94%	4.88%

Shares based on Market Price (Commenced September 5, 2017)	5.23%	4.85%

FTSE Goldman Sachs High Yield Corporate Bond Index	4.67%	5.03%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

9

PORTFOLIO RESULTS

Goldman Sachs Access Inflation Protected USD Bond ETF

Investment Objective

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 8.57% based on net asset value (“NAV”) and 8.71% based on market price. The Index returned 8.68% during the same period.

The Fund had a NAV of $53.11 per share on August 31, 2019 and ended the Reporting Period with a NAV of $56.96 per share. The Fund’s market price on August 31, 2020 was $57.00 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to track the performance of inflation protected, fixed rate U.S. Treasury Securities denominated in U.S. dollars (“USD”) that meet certain screening criteria. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the U.S. sleeve of the FTSE World Inflation-Linked Securities Index (the “Reference Index”) using concepts developed with GSAM.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that closely tracked those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Two key drivers of return for the Treasury inflation protected securities (“TIPS”) market are interest rates, given the sector’s longer duration profile, and inflation. During the Reporting Period, U.S. Treasuries rallied, with the yield on the 10-year U.S. Treasury declining approximately 78 basis points to 0.72%. (A basis point is 1/100th of a percentage point.) The move in U.S. Treasuries reflected market expectations of lower economic growth amid uncertainty sparked by the COVID-19 pandemic.

The inflation picture during the Reporting Period — and the outlook for inflation — were more mixed. Year-over-year Consumer Price Index readings moved lower — from an annualized rate of 1.8% to an annualized rate of 1.0% during the Reporting Period. At the same time, U.S. employment decreased during the Reporting Period, with unemployment rates increasing from 3.7% to 8.4%, with a spike even higher in-between, due to the COVID-19 pandemic and the simultaneous economic shutdown. Still, we saw improved wage growth, with average hourly earnings increasing from 3.2% year over year in the 12 months ended August 31, 2019 to 4.7% year over year during the Reporting Period. A pick-up in wage growth is typically associated with a pick-up in inflation.

10

PORTFOLIO RESULTS

At the end of the Reporting Period, the U.S. Federal Reserve remained on watch for signs of weakness in the economy. Inflation-linked assets are inherently sensitive to macro data related to inflation estimates, including publication of unemployment, wage growth, inflation in other countries, economic growth and fiscal spending figures. We believed, at the end of the Reporting Period, that U.S. inflation would remain muted for calendar year 2020.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A

The Fund had a weighted average duration of 7.84 years, a weighted average maturity of 8.22 years and a weighted average coupon of 0.56% as of August 31, 2020. The Fund’s weighted average yield to maturity was 0.80% on August 31, 2020. The 30-day standardized yield of the Fund at the end of the Reporting Period was 4.44%.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	While the Index was 100% allocated to U.S. TIPS, the Fund was 99.88% invested in U.S. TIPS and 0.12% in cash at the end of the Reporting Period.

[1]Duration	is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]The	Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index.

11

FUND BASICS

Access Inflation Protected USD Bond ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020
Market Price[1]	$57.00
Net Asset Value (NAV)[1]	$56.96

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business
U.S. Treasury Inflation Indexed Bond, 0.50%, 01/15/28	15.6%	Government
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/23	13.9	Government
U.S. Treasury Inflation Indexed Bond, 0.25%, 01/15/25	11.4	Government
U.S. Treasury Inflation Indexed Bond, 0.63%, 01/15/24	9.7	Government
U.S. Treasury Inflation Indexed Bond, 0.75%, 02/15/42	8.9	Government
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/27	8.4	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 04/15/22	5.5	Government
U.S. Treasury Inflation Indexed Bond, 0.75%, 07/15/28	5.0	Government
U.S. Treasury Inflation Indexed Bond, 0.88%, 02/15/47	4.4	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 01/15/22	3.4	Government

[2]	The holdings may not be representative of the Fund’s future investments.
[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on October 2, 2018 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Inflation Protected USD Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from October 2, 2018 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced October 2, 2018)	8.57%	8.99%

Shares based on Market Price (Commenced October 2, 2018)	8.71%	9.03%

FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index	8.68%	9.10%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

13

PORTFOLIO RESULTS

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

Investment Objective

The Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond 1-5 Years Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the period since it commenced operations on July 7, 2020 through August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 0.70% based on net asset value (“NAV”) and 0.84% based on market price. The Index returned 0.77% during the same period.

The Fund had a NAV of $49.89 per share on the date of inception and ended the Reporting Period with a NAV of $50.21 per share. The Fund’s market price on August 31, 2020 was $50.28 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is a rules-based index that is designed to measure the performance of investment grade, corporate bonds denominated in U.S. dollars (“USD”) with remaining maturities between one and five years that meet certain liquidity and fundamental screening criteria. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Bond Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”). The Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, duration, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituents on the basis of the fundamental factors.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that modestly lagged those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, investment grade corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

During the Reporting Period, investment grade corporate spreads tightened but had not returned to pre-COVID-19 levels by the end of August 2020.

At the end of the Reporting Period, we remained alert for possible headwinds posed by health outcomes and unemployment rates. However, we believed supportive central bank actions and fiscal policy should keep shorter-dated investment grade corporate credit well supported. Yields on U.S. credit appeared attractive on a relative value basis at the end of the Reporting Period, in our view, given global central bank easing. Gross investment grade corporate credit supply remained strong, a trend, we believed, likely to continue.

14

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 2.79 years, a weighted average maturity of 3.19 years and a weighted average coupon of 3.21% as of August 31, 2020. The Fund’s weighted average yield to maturity was 0.86% on August 31, 2020. The 30-day standardized yield of the Fund at the end of the Reporting Period was 0.70%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

AAA	0.45%
AA	4.58%
A	38.08%
BBB	53.27%
BB	0.00%
Cash	1.50%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 96.37% of the Fund’s assets invested in investment grade corporate bonds at the end of the Reporting Period, approximately 33.88% was in financials, 52.71% in industrials and 4.79% in utilities.[3]

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[4]

A	While the Index was 97.68% allocated to investment grade corporate bonds, 0.90% allocated to high yield corporate bonds, 0.10% allocated to quasi-government securities and 0.00% in cash, the Fund was 96.37% invested in investment grade corporate bonds, 2.13% in high yield corporate bonds, 0.00% in quasi-government securities and 1.50% in cash at the end of the Reporting Period.

[1]Duration	is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]The	Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]Industry	classifications for securities may differ between the above section and the Fund Basics section due to differing classification methodologies. The classification methodology used for the above section is as set forth by GSAM. The Fund’s composition may differ over time. Consequently, the Fund’s overall industry allocations may differ from percentages contained in the above section.

[4]The	Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index.

15

FUND BASICS

Access Investment Grade Corporate 1-5 Year Bond ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020
Market Price[1]	$50.28
Net Asset Value (NAV)[1]	$50.21

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business
JPMorgan Chase & Co., 1.51%, 06/01/24	2.0%	Banks
HSBC Holdings PLC, 3.26%, 03/13/23	1.9	Banks
Bank of America Corp., Series MTN, 4.00%, 01/22/25	1.4	Banks
Morgan Stanley, 3.74%, 04/24/24	1.3	Banks
AbbVie, Inc., 2.30%, 11/21/22	1.3	Consumer Non-cyclical
Shell International Finance BV, 2.38%, 04/06/25	1.2	Energy
Intel Corp., 3.40%, 03/25/25	1.2	Technology
Natwest Group PLC, 6.00%, 12/19/23	1.1	Banks
Citigroup, Inc., 1.68%, 05/15/24	1.1	Banks
Air Lease Corp., 3.50%, 01/15/22	1.1	Financial Company

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/20[3]

Sector Name	Fund
Financials	42.32%
Consumer, Non-cyclical	14.74
Consumer, Cyclical	7.90
Information Technology	7.84
Energy	7.37
Industrials	7.27
Utilities	4.74
Telecommunication Services	3.72
Investment Company	2.48
Materials	1.83

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The “Other” category represents the Fund’s investments in other investment companies. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

16

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Performance Summary

August 31, 2020

Average Annual Total Return through August 31, 2020*	Since Inception
Shares based on NAV (Commenced July 7, 2020)	0.70%

Shares based on Market Price (Commenced July 7, 2020)	0.84%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

The returns set forth above represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

17

PORTFOLIO RESULTS

Goldman Sachs Access Investment Grade Corporate Bond ETF

Investment Objective

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 7.95% based on net asset value (“NAV”) and 8.07% based on market price. The Index returned 8.13% during the same period.

The Fund had a NAV of $52.87 per share on August 31, 2019 and ended the Reporting Period with a NAV of $55.39 per share. The Fund’s market price on August 31, 2020 was $55.47 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of investment grade corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”) and is based on the FTSE US Broad Investment Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that modestly lagged those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, investment grade corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

Indices that track the U.S. investment grade corporate credit market typically have durations of between seven to eight years, making them moderately sensitive to changes in underlying rates. During the Reporting Period, the yield on the 10-year U.S. Treasury declined by approximately 78 basis points, from 1.50% at the end of August 2019 to 0.72% at the end of August 2020, which was positive for intermediate duration assets such as investment grade corporate credit. (A basis point is 1/100th of a percentage point.)

The U.S. Federal Reserve (the “Fed”) cut the targeted federal funds rate four times during the Reporting Period. The Fed pre-emptively cut interest rates in September and October 2019 and then twice in March 2020 on the back of concerns surround the COVID-19 pandemic, bringing the targeted federal funds rate to a range of 0% to 0.25%. The U.S. Treasury market saw yields fall across the spectrum of maturities, but overall, the yield curve remained quite flat, as the U.S. entered a turn in the business cycle into a recession.

Investment grade corporate spreads widened from approximately 120 basis points to approximately 129 basis points over duration-equivalent U.S. Treasuries during the Reporting Period. Spreads had initially tightened toward the beginning of 2020, as investor sentiment turned toward risk assets. However, spreads then widened as uncertainty around

18

PORTFOLIO RESULTS

the COVID-19 pandemic heightened in February 2020. From March through August 2020, spreads tightened but had not returned to pre-COVID-19 levels by the end of the Reporting Period.

At the end of the Reporting Period, we remained alert for possible headwinds posed by health outcomes and unemployment rates. However, we believed supportive central bank actions and fiscal policy should keep investment grade corporate credit supported. Yields on U.S. credit appeared attractive on a relative value basis at the end of the Reporting Period, in our view, given global central bank easing. Gross investment grade corporate credit supply remained strong, a trend, we believed, likely to continue.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 8.40 years, a weighted average maturity of 12.24 years and a weighted average coupon of 3.94% as of August 31, 2020. The Fund’s weighted average yield to maturity was 1.91% on August 31, 2020. The 30-day standardized yield of the Fund at the end of the Reporting Period was 1.65%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

AAA	1.99%
AA	10.34%
A	36.31%
BBB	47.72%
BB	0.00%
Cash	1.07%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 96.37% of the Fund’s assets invested in investment grade corporate bonds at the end of the Reporting Period, approximately 29.30% was in financials, 64.63% in industrials and 2.44% in utilities.[3]

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[4]

A	While the Index was 96.88% allocated to investment grade corporate bonds, 1.20% allocated to high yield corporate bonds, 1.52% allocated to emerging market corporate bonds, 0.16% allocated to quasi-government securities and 0.23% in cash, the Fund was 96.37% invested in investment grade corporate bonds, 1.06% in high yield corporate bonds, 1.36% in emerging market corporate bonds, 0.15% in quasi-government securities and 1.07% in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	Industry classifications for securities may differ between the above section and the Fund Basics section due to differing classification methodologies. The classification methodology used for the above section is as set forth by GSAM. The Fund’s composition may differ over time. Consequently, the Fund’s overall industry allocations may differ from percentages contained in the above section.

[4]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond Index.

19

FUND BASICS

Access Investment Grade Corporate Bond ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020
Market Price[1]	$55.47
Net Asset Value (NAV)[1]	$55.39

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46	0.3%	Food and Beverage	Belgium
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	0.3	Financial Company	United States
Comcast Corp., 3.70%, 04/15/24	0.3	Communications	United States
Apple, Inc., 2.10%, 09/12/22	0.3	Technology	United States
Apple, Inc., 2.50%, 02/09/22	0.3	Technology	United States
AbbVie, Inc., 3.20%, 11/21/29	0.3	Consumer Noncyclical	United States
CVS Health Corp., 4.78%, 03/25/38	0.3	Healthcare	United States
AbbVie, Inc., 4.25%, 11/21/49	0.3	Consumer Noncyclical	United States
Microsoft Corp., 2.53%, 06/01/50	0.3	Technology	United States
AbbVie, Inc., 2.95%, 11/21/26	0.3	Consumer Noncyclical	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/20[3]

Sector Name	Fund
Financials	30.40%
Consumer, Non-cyclical	19.89
Telecommunication Services	13.74
Information Technology	9.25
Energy	8.48
Industrials	6.16
Consumer, Cyclical	5.94
Utilities	2.42
Materials	1.85
Investment Company	1.03

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The “Other” category represents the Fund’s investments in other investment companies. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

20

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on June 6, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs Investment Grade Corporate Bond Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Investment Grade Corporate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 6, 2017 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced June 6, 2017)	7.95%	6.47%

Shares based on Market Price (Commenced June 6, 2017)	8.07%	6.51%

FTSE Goldman Sachs Investment Grade Corporate Bond Index	8.13%	6.68%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

21

PORTFOLIO RESULTS

Goldman Sachs Access Treasury 0-1 Year ETF

Investment Objective

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE US Treasury 0-1 Year Composite Select Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 1.42% based on net asset value (“NAV”) and 1.41% based on market price. The Index returned 1.49% during the same period.

The Fund had a NAV of $100.38 on August 31, 2019 and ended the Reporting Period with a NAV of $100.44 per share. The Fund’s market price on August 31, 2020 was $100.45 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that closely tracked those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

The Fund’s and the Index’s performance was largely reflective of the performance of front-end, or short-term, U.S. Treasury rates, which were primarily affected by U.S. Federal Reserve (“Fed”) policy and issuance. Despite higher new issuance at the front-end of the yield curve, or spectrum of maturities, demand for reduced-risk assets and easing Fed monetary policy kept short-term rates at historic lows during the Reporting Period.

Indeed, the Fed cut the targeted federal funds rate four times during the Reporting Period. The Fed pre-emptively cut interest rates in September and October 2019 and then twice in March 2020 on the back of concerns surrounding the COVID-19 pandemic, bringing the targeted federal funds rate to a range of 0% to 0.25%. The U.S. Treasury market saw yields fall across the spectrum of maturities, but lower front-end rates, in turn, decreased the yield of the Fund — the largest component of its return — during the Reporting Period.

At the end of the Reporting Period, we expected Fed policy to remain accommodative until labor markets normalize, which will likely be highly dependent on the development of the COVID-19 pandemic as well as the evolution of economic data. While U.S. economic growth has declined and the U.S. entered into a recession in 2020, demand for U.S. Treasuries remained robust, especially given negative

22

PORTFOLIO RESULTS

rates elsewhere in some developed markets. While U.S. economic growth may well remain fragile for some time and conditional on health outcomes, we did expect some positive economic data at the end of the Reporting Period should lockdown measures loosen going forward as we anticipate.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 0.34 years, a weighted average maturity of 0.34 years and a weighted average coupon of 0.11% as of August 31, 2020. The Fund’s weighted average yield to maturity was 0.11% on August 31, 2020. The 30-day net standardized yield of the Fund at the end of the Reporting Period was 0.00%.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	The Index was 100% allocated to U.S. Treasury Securities as the end of the Reporting Period, and the Fund was also 100% invested in U.S. Treasury Securities at the end of the Reporting Period.

[1]Duration	is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]The	Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE US Treasury 0-1 Year Composite Select Index.

23

FUND BASICS

Access Treasury 0-1 Year ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$100.45
Net Asset Value (NAV)[1]	$100.44

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/20[2]

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bill, 0.09%	10/08/20	11.8%
U.S. Treasury Bill, 0.16%	10/08/20	6.8
U.S. Treasury Bill, 0.09%	11/19/20	6.8
U.S. Treasury Bill, 0.16%	11/19/20	6.0
U.S. Treasury Bill, 0.16%	12/31/20	4.9
U.S. Treasury Bill, 0.14%	10/08/20	4.5
U.S. Treasury Bill, 0.10%	10/08/20	4.3
U.S. Treasury Bill, 1.31%	01/28/21	4.2
U.S. Treasury Bill, 0.14%	11/19/20	3.9
U.S. Treasury Bill, 0.11%	02/25/21	3.7
Other	N/A	43.1

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

24

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on September 6, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE US Treasury 0-1 Year Composite Select Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Treasury 0-1 Year ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 6, 2016 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced September 6, 2016)	1.42%	1.43%

Shares based on Market Price (Commenced September 6, 2016)	1.41%	1.43%

FTSE US Treasury 0-1 Year Composite Select Index	1.49%	1.53%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

25

PORTFOLIO RESULTS

Goldman Sachs Access Ultra Short Bond ETF

Investment Objective

The Goldman Sachs Access Ultra Short Bond ETF (the “Fund”) seeks to provide current income with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 2.28% based on net asset value (“NAV”) and 2.28% based on market price. The Fund’s benchmark, the FTSE Three-Month U.S. Treasury Bill Index (the “Index”), returned 1.18% for the same period.

The Fund had a NAV of $50.49 per share on August 31, 2019 and ended the Reporting Period with a NAV of $50.77 per share. The Fund’s market price on August 31, 2020 was $50.78 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broad range of U.S. dollar denominated bonds. The Fund primarily invests in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”), obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, fixed and floating rate mortgage-backed securities, asset-backed securities, collateralized loan obligations and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises.

The Fund will generally focus its investments in securities of issuers that, at the time of purchase, have a short-term credit rating of at least investment grade by at least one nationally recognized statistical rating organization (“NRSRO”) (at least A-2, P-2, or F2 by Standard & Poor’s Ratings Services (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”), respectively), have a long-term credit rating of at least investment grade by at least one NRSRO (at least BBB-, Baa3, or BBB by Standard & Poor’s, Moody’s or Fitch, respectively) if such securities only maintain long-term ratings, or, if unrated, are determined by the Investment Adviser to be of comparable credit quality at the time of purchase. The Fund may also rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.

The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations.

Under normal circumstances, the Fund’s effective duration is expected to be one year or less. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. In computing duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration.

The Fund is an actively managed exchange-traded fund (“ETF”), which is a fund that trades like other publicly-traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

During the Reporting Period, the Fund posted positive absolute returns that outperformed the Index. The Fund, as

26

PORTFOLIO RESULTS

an actively managed, broadly diversified portfolio of high quality short-term holdings across multiple spread, or non-U.S. Treasury, sectors, outperformed the Index due primarily to credit risk and having a longer duration than that of the Index, both of which boosted the Fund’s results during the Reporting Period.

Overall, short term bond returns are driven by two primary factors — short-term interest rates and sector yields.

The U.S. Federal Reserve (the “Fed”) cut the targeted federal funds rate four times during the Reporting Period. The Fed pre-emptively cut interest rates in September and October 2019 and then twice in March 2020 on the back of concerns surrounding the COVID-19 pandemic, bringing the targeted federal funds rate to a range of 0% to 0.25%. The U.S. Treasury market saw yields fall across the spectrum of maturities, but lower front-end rates, in turn, decreased the yield of the Fund during the Reporting Period.

That said, since the Fund is an ultra-short bond fund, i.e. it maintains an effective duration of less than one year, its NAV has a low sensitivity to interest rate changes. As the fixed income yield curve remained rather flat during the Reporting Period, with little difference in yields between shorter-term and longer-term maturities, this reflected positively on the Fund on a relative value basis.

During the Reporting Period, short-dated, i.e. maturities of one to three years, investment grade credit yields tightened by approximately 150 basis points, and securitized credit yields fell by approximately 103 basis points. (A basis point is 1/100th of a percentage point.) Yields rose toward the beginning of 2020 as investor sentiment turned negative toward risk assets amid COVID-19 uncertainties and softening macroeconomic data. However, yields then tightened in mid-2020 through the end of the Reporting Period. Yield tightening was beneficial to the performance of the Fund.

A broad diversified portfolio of high quality short-term holdings, across investment grade corporate credit, U.S. Treasuries, mortgage-backed securities and other securitized credit, helped the Fund achieve a high level of current income for investors while also providing reduced volatility as yields of various individual sectors fluctuated during the Reporting Period.

While U.S. economic growth has declined and the U.S. entered into a recession in 2020, demand for U.S. Treasuries remained robust, especially given negative rates elsewhere in some developed markets. At the end of the Reporting Period, we remained alert for possible headwinds posed by health outcomes and unemployment rates. However, we believed supportive central bank actions and fiscal policy should keep investment grade corporate credit and securitized credit supported.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 0.87 years, a weighted average maturity of 9.81 years and a weighted average coupon of 1.39% as of August 31, 2020. The Fund’s weighted average yield to maturity was 0.76% on August 31, 2020. The 30-day standardized yield of the Fund at the end of the Reporting Period was 0.56%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

U.S. Treasuries	5.07%
Agency Securities	34.58%
AAA	21.49%
AA	5.83%
A	18.70%
BBB	11.40%
Not Rated	2.29%
Cash	0.65%

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	While the Index was 100% allocated to U.S. Treasury securities, the Fund was 5.07% invested in U.S. Treasury securities, 20.92% in asset-backed securities, 34.58% in residential mortgage-backed securities, 35.92% in investment grade corporate bonds and 0.65% in cash at the end of the Reporting Period.

[1]Duration	is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and

27

PORTFOLIO RESULTS

duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

28

FUND BASICS

Access Ultra Short Bond ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$50.78
Net Asset Value (NAV)[1]	$50.77

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets

U.S. Treasury Bill, 0.12%, 02/11/21	4.5%
FNMA REMIC, Class GF, Series 2017-91, 0.53%, 11/25/47	2.8
FNMA REMIC, Class WF, Series 2010-46, 0.93%, 05/25/40	2.3
GNMA, Class FH, Series 2004-70, 0.56%, 07/20/34	1.9
State of Texas, 4.00%, 08/26/21	1.6
FHLMC REMIC, Class F, Series 2019-4897, 0.56%, 07/15/49	1.5
FHLMC REMIC, Class CF, Series 2009-3593, 0.76%, 02/15/36	1.5
GNMA, Class KF, Series 2013-64, 0.41%, 04/20/43	1.5
FNMA REMIC, Class DF, Series 2013-19, 0.48%, 09/25/41	1.4
FNMA REMIC, Class BF, Series 2012-14, 0.78%, 03/25/42	1.3

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

SECTOR ALLOCATION AS OF 8/31/20[3]

Sector Name	Fund

Mortgage-Backed Securities	35.64%
Asset- Backed Securities	20.89
Corporate Obligations	19.37
Foreign Corporate Debt	16.39
U.S. Treasury Bills	5.07
Investment Company	2.47
Municipal Debt Obligations	1.79
Certificate of Deposit	0.33

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

29

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on April 15, 2019 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of a broad-based securities market index, the FTSE 3 Month T-Bill Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Ultra Short Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 15, 2019 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced April 15, 2019)	2.28%	2.92%

Shares based on Market Price (Commenced April 15, 2019)	2.28%	2.93%

FTSE 3 Month T-Bill Index	1.18%	1.51%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

30

FUND BASICS

Index Definitions and Industry Terms

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

Access High Yield Corporate Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Inflation Protected USD Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Investment Grade Corporate 1-5 Year Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Investment Grade Corporate Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of

31

FUND BASICS

FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Treasury 0-1 Year ETF

The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Index is determined, composed and calculated by FTSE without regard to the Fund. It is not possible to invest directly in an unmanaged index.

Access Ultra Short Bond ETF

The FTSE 3 Month US T Bill Index is intended to track the daily performance of 3 month US Treasury bills. The index is designed to operate as a reference rate for a series of funds.

Goldman Sachs Access Ultra Short Bond ETF (GSST) does not attempt to track an index and takes a more active approach.

32

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 93.0%
Advertising – 1.1%
Clear Channel Worldwide Holdings, Inc.(a)
$470,000	5.125%		08/15/27	$473,525
Lamar Media Corp.
90,000	5.000		05/01/23	91,238
300,000	5.750		02/01/26	313,500
Nielsen Finance LLC / Nielsen Finance Co.(a)
200,000	5.000		04/15/22	201,250
Outfront Media Capital LLC / Outfront Media Capital Corp.
120,000	5.625		02/15/24	122,700
400,000	6.250	(a)	06/15/25	417,000

				1,619,213

Aerospace – 0.2%
Triumph Group, Inc.
100,000	6.250	(a)	09/15/24	82,000
236,000	7.750		08/15/25	143,370

				225,370

Aerospace & Defense – 1.9%
TransDigm, Inc.
254,000	6.500		07/15/24	257,810
200,000	6.500		05/15/25	202,000
400,000	8.000	(a)	12/15/25	437,500
1,020,000	6.250	(a)	03/15/26	1,081,200
551,000	6.375		06/15/26	565,464
70,000	7.500		03/15/27	73,850
Wolverine Escrow LLC(a)
330,000	9.000		11/15/26	257,400

				2,875,224

Agriculture – 0.8%
JBS USA LUX SA / JBS USA Finance, Inc.
480,000	5.750	(a)	06/15/25	498,000
314,000	6.750	(a)	02/15/28	350,110
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.(a)
320,000	6.500		04/15/29	364,800

				1,212,910

Banks – 0.1%
Freedom Mortgage Corp.
74,000	8.125	(a)	11/15/24	74,833
147,000	8.250	(a)	04/15/25	150,491

				225,324

Basic Industry – 1.1%
CF Industries, Inc.
170,000	3.450		06/01/23	176,800
100,000	5.150		03/15/34	120,500
Chemours Co. (The)
420,000	6.625		05/15/23	422,205
Olin Corp.
512,000	5.125		09/15/27	512,000
Tronox, Inc.(a)
344,000	6.500		04/15/26	357,760

				1,589,265

Corporate Obligations – (continued)
Broadcasting – 3.5%
Diamond Sports Group LLC / Diamond Sports Finance Co.
260,000	5.375	(a)	08/15/26	204,100
1,000,000	6.625	(a)	08/15/27	565,000
iHeartCommunications, Inc.(a)
750,000	4.750		01/15/28	721,875
Nexstar Broadcasting, Inc.(a)
560,000	5.625		07/15/27	594,300
Sinclair Television Group, Inc.(a)
250,000	5.500		03/01/30	246,875
Sirius XM Radio, Inc.
210,000	4.625	(a)	07/15/24	219,188
128,000	5.375	(a)	07/15/26	134,080
755,000	5.000	(a)	08/01/27	802,187
240,000	5.500	(a)	07/01/29	264,600
411,000	4.125	(a)	07/01/30	432,578
TEGNA, Inc.(a)
300,000	5.000		09/15/29	301,875
Terrier Media Buyer, Inc.(a)
120,000	8.875		12/15/27	124,500
Univision Communications, Inc.
257,000	5.125	(a)	02/15/25	258,285
405,000	6.625	(a)	06/01/27	407,531

				5,276,974

Brokerage – 0.2%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.(a)
300,000	4.250		02/01/27	276,750

Building Materials – 1.1%
AECOM
314,000	5.125		03/15/27	346,970
American Builders & Contractors Supply Co., Inc.
50,000	5.875	(a)	05/15/26	52,625
363,000	4.000	(a)	01/15/28	372,982
Beacon Roofing Supply, Inc.(a)
280,000	4.875		11/01/25	279,300
Builders FirstSource, Inc.(a)
530,000	6.750		06/01/27	579,688

				1,631,565

Capital Goods – 3.2%
Ball Corp.
205,000	4.000		11/15/23	219,094
351,000	5.250		07/01/25	400,140
121,000	4.875		03/15/26	136,730
Covanta Holding Corp.
125,000	5.875		07/01/25	130,567
101,000	6.000		01/01/27	106,216
Crown Americas LLC / Crown Americas Capital Corp. IV
200,000	4.500		01/15/23	210,500
Crown Americas LLC / Crown Americas Capital Corp. V
245,000	4.250		09/30/26	261,537
Crown Americas LLC / Crown Americas Capital Corp. VI
210,000	4.750		02/01/26	219,450
Flex Acquisition Co., Inc.
130,000	6.875	(a)	01/15/25	132,925
157,000	7.875	(a)	07/15/26	165,439

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)
Graham Packaging Co., Inc.(a)
$30,000	7.125%		08/15/28	$31,500
Herc Holdings, Inc.(a)
490,000	5.500		07/15/27	514,500
LABL Escrow Issuer LLC
183,000	6.750	(a)	07/15/26	196,725
139,000	10.500	(a)	07/15/27	152,552
Mauser Packaging Solutions Holding Co.
304,000	5.500	(a)	04/15/24	315,400
275,000	7.250	(a)	04/15/25	268,125
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
214,000	5.125	(a)	07/15/23	218,012
144,000	7.000	(a)	07/15/24	147,240
Sealed Air Corp.
260,000	4.875	(a)	12/01/22	275,600
60,000	6.875	(a)	07/15/33	77,400
Sensata Technologies BV
366,000	4.875	(a)	10/15/23	387,960
179,000	5.000	(a)	10/01/25	194,663

				4,762,275

Communications – 8.8%
AMC Networks, Inc.
80,000	4.750		12/15/22	80,800
220,000	5.000		04/01/24	226,050
340,000	4.750		08/01/25	351,900
CCO Holdings LLC / CCO Holdings Capital Corp.
197,000	4.000	(a)	03/01/23	199,463
645,000	5.750	(a)	02/15/26	675,637
509,000	5.500	(a)	05/01/26	534,450
490,000	5.125	(a)	05/01/27	520,625
17,000	5.875	(a)	05/01/27	17,935
423,000	5.000	(a)	02/01/28	448,909
300,000	5.375	(a)	06/01/29	330,375
680,000	4.750	(a)	03/01/30	730,150
440,000	4.500	(a)	08/15/30	467,500
400,000	4.250	(a)	02/01/31	418,500
CSC Holdings LLC
90,000	5.875		09/15/22	96,300
678,000	5.250		06/01/24	737,325
550,000	5.500	(a)	04/15/27	588,500
200,000	5.375	(a)	02/01/28	214,000
200,000	7.500	(a)	04/01/28	225,000
640,000	6.500	(a)	02/01/29	722,400
680,000	5.750	(a)	01/15/30	743,750
DISH DBS Corp.
468,000	5.000		03/15/23	488,475
314,000	5.875		11/15/24	333,625
514,000	7.750		07/01/26	591,100
110,000	7.375	(a)	07/01/28	116,806
Lions Gate Capital Holdings LLC
83,000	6.375	(a)	02/01/24	85,490
142,000	5.875	(a)	11/01/24	143,420
Live Nation Entertainment, Inc.
490,000	6.500	(a)	05/15/27	537,775
224,000	4.750	(a)	10/15/27	212,240

Corporate Obligations – (continued)
Communications – (continued)
Meredith Corp.
320,000	6.875		02/01/26	281,200
Netflix, Inc.
440,000	4.375		11/15/26	491,700
467,000	4.875		04/15/28	540,552
562,000	5.875		11/15/28	694,070
227,000	6.375		05/15/29	288,858
100,000	5.375	(a)	11/15/29	120,750

				13,255,630

Consumer Cyclical – 18.1%
Adient Global Holdings Ltd.(a)
200,000	4.875		08/15/26	188,000
Adient US LLC(a)
449,000	7.000		05/15/26	484,920
ADT Security Corp. (The)(a)
230,000	4.875		07/15/32	248,975
Allison Transmission, Inc.
97,000	5.000	(a)	10/01/24	98,455
320,000	4.750	(a)	10/01/27	336,800
AMC Entertainment Holdings, Inc.
100,000	5.750		06/15/25	31,000
250,000	6.125		05/15/27	77,500
APX Group, Inc.
277,000	7.875		12/01/22	281,155
200,000	6.750	(a)	02/15/27	210,750
Boyd Gaming Corp.
160,000	6.375		04/01/26	167,600
271,000	6.000		08/15/26	285,566
180,000	4.750		12/01/27	179,780
Brink’s Co. (The)(a)
284,000	5.500		07/15/25	300,330
Caesars Entertainment, Inc.
450,000	6.250	(a)	07/01/25	477,618
450,000	8.125	(a)	07/01/27	479,250
Caesars Resort Collection LLC / CRC Finco, Inc.
150,000	5.750	(a)	07/01/25	157,517
511,000	5.250	(a)	10/15/25	490,560
Cedar Fair LP
75,000	5.250		07/15/29	73,312
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp.
270,000	5.375		06/01/24	272,025
Cinemark USA, Inc.
104,000	5.125		12/15/22	97,760
50,000	4.875		06/01/23	46,250
Clarios Global LP / Clarios US Finance Co.
418,000	6.250	(a)	05/15/26	442,571
415,000	8.500	(a)	05/15/27	439,907
Dana, Inc.
300,000	5.625		06/15/28	318,000
Diamond Resorts International, Inc.(a)
104,000	7.750		09/01/23	102,180
ESH Hospitality, Inc.(a)
367,000	5.250		05/01/25	375,257

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Ford Motor Co.
$180,000	8.500%		04/21/23	$199,981
280,000	9.000		04/22/25	328,147
105,000	4.346		12/08/26	105,406
600,000	6.625		10/01/28	662,846
300,000	7.450		07/16/31	351,228
Ford Motor Credit Co. LLC
700,000	3.087		01/09/23	696,747
380,000	5.584		03/18/24	404,159
300,000	5.125		06/16/25	315,785
200,000	4.134		08/04/25	201,067
200,000	4.542		08/01/26	204,087
400,000	4.271		01/09/27	403,675
200,000	3.815		11/02/27	196,376
200,000	5.113		05/03/29	211,263
Gap, Inc. (The)(a)
500,000	8.625		05/15/25	558,795
Hanesbrands, Inc.
397,000	4.625	(a)	05/15/24	418,835
250,000	5.375	(a)	05/15/25	266,875
Hilton Domestic Operating Co., Inc.
274,000	4.250		09/01/24	276,740
400,000	5.125		05/01/26	416,000
310,000	4.875		01/15/30	320,850
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
217,000	4.625		04/01/25	220,255
155,000	4.875		04/01/27	160,037
Iron Mountain, Inc.
331,000	4.875	(a)	09/15/27	345,481
272,000	5.250	(a)	03/15/28	286,960
570,000	5.250	(a)	07/15/30	607,763
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
186,000	5.000	(a)	06/01/24	192,742
270,000	5.250	(a)	06/01/26	282,488
L Brands, Inc.
350,000	7.500		06/15/29	374,567
Lennar Corp.
230,000	4.125		01/15/22	236,038
150,000	4.500		04/30/24	161,259
55,000	4.750		05/30/25	60,548
361,000	4.750		11/29/27	413,796
Macy’s Retail Holdings LLC
20,000	2.875		02/15/23	16,606
Macy’s, Inc.(a)
300,000	8.375		06/15/25	314,261
Marriott Ownership Resorts, Inc. / ILG LLC
340,000	6.500		09/15/26	354,875
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.
405,000	4.625	(a)	06/15/25	429,300
150,000	5.750		02/01/27	166,125
MGM Resorts International
298,000	6.000		03/15/23	314,017
77,000	5.750		06/15/25	82,871

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
MGM Resorts International – (continued)
167,000	4.625		09/01/26	170,758
209,000	5.500		04/15/27	222,063
Navistar International Corp.(a)
326,000	6.625		11/01/25	334,150
NCL Corp Ltd.(a)
447,000	3.625		12/15/24	307,871
Penske Automotive Group, Inc.
30,000	5.750		10/01/22	30,112
20,000	5.500		05/15/26	20,900
PetSmart, Inc.
310,000	7.125	(a)	03/15/23	312,862
150,000	5.875	(a)	06/01/25	154,687
165,000	8.875	(a)	06/01/25	172,013
Picasso Finance Sub, Inc.(a)
280,000	6.125		06/15/25	299,600
Prime Security Services Borrower LLC / Prime Finance, Inc.(a)
540,000	3.375		08/31/27	539,325
PulteGroup, Inc.
201,000	5.500		03/01/26	230,945
172,000	5.000		01/15/27	197,301
100,000	6.375		05/15/33	124,750
QVC, Inc.
100,000	4.450		02/15/25	103,559
150,000	4.750		02/15/27	159,101
RHP Hotel Properties LP / RHP Finance Corp.
30,000	5.000		04/15/23	29,550
130,000	4.750		10/15/27	120,575
Scientific Games International, Inc.
410,000	5.000	(a)	10/15/25	407,950
340,000	8.250	(a)	03/15/26	351,900
90,000	7.000	(a)	05/15/28	89,100
Six Flags Entertainment Corp.
280,000	4.875	(a)	07/31/24	274,050
87,000	5.500	(a)	04/15/27	84,716
Staples, Inc.(a)
547,000	7.500		04/15/26	490,933
Station Casinos LLC(a)
341,000	4.500		02/15/28	325,655
Taylor Morrison Communities, Inc.(a)
430,000	5.125		08/01/30	469,775
Tesla, Inc.(a)
352,000	5.300		08/15/25	367,400
Toll Brothers Finance Corp.
49,000	5.875		02/15/22	51,265
313,000	4.375		04/15/23	329,208
122,000	4.350		02/15/28	133,603
VICI Properties LP / VICI Note Co., Inc.
285,000	4.250	(a)	12/01/26	293,550
200,000	4.625	(a)	12/01/29	209,500
400,000	4.125	(a)	08/15/30	402,000
William Carter Co. (The)(a)
332,000	5.625		03/15/27	354,410
Wyndham Destinations, Inc.(a)
360,000	6.625		07/31/26	382,956
Yum! Brands, Inc.(a)
375,000	4.750		01/15/30	413,438

				27,183,420

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – 3.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC
$335,000	6.625%		06/15/24	$345,469
449,000	5.750		03/15/25	465,276
380,000	4.625	(a)	01/15/27	401,375
339,000	4.875	(a)	02/15/30	367,391
Allied Universal Holdco LLC / Allied Universal Finance Corp.(a)
490,000	6.625		07/15/26	526,750
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.(a)
273,000	5.750		03/01/25	279,142
Elanco Animal Health, Inc.
300,000	5.900		08/28/28	357,205
Fresh Market, Inc. (The)(a)
80,000	9.750		05/01/23	68,700
Hologic, Inc.(a)
230,000	4.375		10/15/25	235,750
Jaguar Holding Co. II / PPD Development LP(a)
312,000	5.000		06/15/28	332,280
MEDNAX, Inc.(a)
230,000	6.250		01/15/27	244,375
MPH Acquisition Holdings LLC(a)
307,000	7.125		06/01/24	312,373
Polaris Intermediate Corp.(a) (b) (PIK 9.250%, Cash 8.500%)
120,000	8.500		12/01/22	121,950
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc.(a)
170,000	9.750		12/01/26	184,025
Rite Aid Corp.
262,000	7.500	(a)	07/01/25	264,293
68,000	8.000	(a)	11/15/26	69,700
Teleflex, Inc.
546,000	4.625		11/15/27	581,490

				5,157,544

Consumer Products – 2.1%
Edgewell Personal Care Co.(a)
450,000	5.500		06/01/28	479,813
Energizer Holdings, Inc.(a)
522,000	6.375		07/15/26	555,930
Mattel, Inc.
294,000	6.750	(a)	12/31/25	313,110
268,000	5.875	(a)	12/15/27	292,790
Newell Brands, Inc.
306,000	4.350		04/01/23	324,089
471,000	4.700		04/01/26	508,452
Spectrum Brands, Inc.
222,000	5.750		07/15/25	230,325
Tempur Sealy International, Inc.
369,000	5.625		10/15/23	376,380
100,000	5.500		06/15/26	105,000

				3,185,889

Distribution & Logistics – 0.7%
IAA, Inc.(a)
345,000	5.500		06/15/27	364,838

Corporate Obligations – (continued)
Distribution & Logistics – (continued)
WESCO Distribution, Inc.
240,000	7.125	(a)	06/15/25	266,100
380,000	7.250	(a)	06/15/28	424,650

				1,055,588

Electric – 2.4%
Clearway Energy Operating LLC
130,000	5.750		10/15/25	138,450
NextEra Energy Operating Partners LP
312,000	4.250	(a)	09/15/24	333,840
349,000	4.500	(a)	09/15/27	383,900
NRG Energy, Inc.
120,000	7.250		05/15/26	128,400
271,000	6.625		01/15/27	291,325
521,000	5.250	(a)	06/15/29	571,146
PG&E Corp.
500,000	5.000		07/01/28	499,646
250,000	5.250		07/01/30	249,467
Talen Energy Supply LLC
368,000	10.500	(a)	01/15/26	292,560
330,000	7.250	(a)	05/15/27	340,725
TerraForm Power Operating LLC
8,000	4.250	(a)	01/31/23	8,300
330,000	4.750	(a)	01/15/30	356,400

				3,594,159

Energy – 7.7%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
225,000	5.750	(a)	03/01/27	201,375
227,000	5.750	(a)	01/15/28	200,895
Antero Resources Corp.
67,000	5.125		12/01/22	58,290
280,000	5.625		06/01/23	224,000
168,000	5.000		03/01/25	117,600
Apache Corp.
310,000	4.875		11/15/27	317,363
375,000	4.375		10/15/28	374,082
Archrock Partners LP / Archrock Partners Finance Corp.(a)
250,000	6.875		04/01/27	257,500
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
211,000	10.000	(a)	04/01/22	199,395
188,000	7.000	(a)	11/01/26	132,070
Buckeye Partners LP
200,000	3.950		12/01/26	199,069
Callon Petroleum Co.
50,000	6.375		07/01/26	15,500
Cheniere Energy Partners LP
250,000	5.250		10/01/25	256,250
590,000	5.625		10/01/26	621,712
150,000	4.500		10/01/29	157,125
Comstock Resources, Inc.
85,000	7.500	(a)	05/15/25	84,787
160,000	9.750		08/15/26	171,200
209,000	9.750		08/15/26	223,630
Continental Resources, Inc.
350,000	4.500		04/15/23	353,937
310,000	4.375		01/15/28	299,925

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
CrownRock LP / CrownRock Finance, Inc.(a)
$423,000	5.625%		10/15/25	$421,943
CVR Energy, Inc.(a)
207,000	5.750		02/15/28	189,405
DCP Midstream Operating LP
250,000	5.375		07/15/25	270,000
250,000	5.625		07/15/27	271,250
Endeavor Energy Resources LP / EER Finance, Inc.
349,000	5.500	(a)	01/30/26	350,745
350,000	5.750	(a)	01/30/28	361,375
EnLink Midstream Partners LP
320,000	4.850		07/15/26	282,648
EQM Midstream Partners LP
230,000	4.750		07/15/23	235,175
220,000	4.000		08/01/24	222,750
487,000	5.500		07/15/28	507,698
Hilcorp Energy I LP / Hilcorp Finance Co.
110,000	5.750	(a)	10/01/25	104,500
240,000	6.250	(a)	11/01/28	227,400
Laredo Petroleum, Inc.
300,000	10.125		01/15/28	216,750
Matador Resources Co.
65,000	5.875		09/15/26	56,550
Moss Creek Resources Holdings, Inc.
59,000	7.500	(a)	01/15/26	40,415
75,000	10.500	(a)	05/15/27	53,625
Murphy Oil Corp.
320,000	6.875		08/15/24	325,241
170,000	5.750		08/15/25	163,719
QEP Resources, Inc.
285,000	5.625		03/01/26	185,963
Range Resources Corp.
150,000	5.000		03/15/23	149,250
170,000	9.250	(a)	02/01/26	179,775
SESI LLC
190,000	7.750		09/15/24	59,850
SM Energy Co.
470,000	6.625		01/15/27	233,825
Targa Resources Partners LP / Targa Resources Partners Finance Corp.(a)
750,000	4.875		02/01/31	759,375
Transocean, Inc.
470,000	7.500	(a)	01/15/26	144,525
920,000	7.500		04/15/31	193,200
Weatherford International Ltd.(a)
405,000	11.000		12/01/24	273,375
Western Midstream Operating LP
630,000	4.650		07/01/26	648,900

				11,594,932

Financial Company – 4.0%
Ally Financial, Inc.
190,000	5.750		11/20/25	213,519
BCD Acquisition, Inc.(a)
270,000	9.625		09/15/23	272,025
HUB International Ltd.(a)
361,000	7.000		05/01/26	376,342

Corporate Obligations – (continued)
Financial Company – (continued)
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
650,000	6.750		02/01/24	675,188
236,000	6.375		12/15/25	247,505
380,000	5.250		05/15/27	408,025
Navient Corp.
250,000	6.500		06/15/22	261,692
132,000	7.250		09/25/23	139,381
106,000	5.875		10/25/24	109,347
159,000	6.750		06/25/25	167,066
374,000	6.750		06/15/26	391,765
Navient Corp., MTN
160,000	6.125		03/25/24	167,200
150,000	5.625		08/01/33	132,876
OneMain Finance Corp.
240,000	6.125		05/15/22	253,011
292,000	5.625		03/15/23	310,071
310,000	6.125		03/15/24	335,575
164,000	6.875		03/15/25	184,635
422,000	7.125		03/15/26	485,408
240,000	6.625		01/15/28	274,800
Quicken Loans LLC
138,000	5.750	(a)	05/01/25	142,199
392,000	5.250	(a)	01/15/28	419,168

				5,966,798

Food and Beverage – 2.5%
Aramark Services, Inc.
90,000	5.000	(a)	04/01/25	91,125
374,000	6.375	(a)	05/01/25	392,700
370,000	5.000	(a)	02/01/28	370,000
B&G Foods, Inc.
225,000	5.250		09/15/27	241,031
Herbalife Nutrition Ltd / HLF Financing, Inc.(a)
10,000	7.875		09/01/25	11,075
HLF Financing Sarl LLC / Herbalife International, Inc.(a)
115,000	7.250		08/15/26	121,038
Lamb Weston Holdings, Inc.
300,000	4.625	(a)	11/01/24	313,875
383,000	4.875	(a)	11/01/26	402,150
Pilgrim’s Pride Corp.(a)
208,000	5.875		09/30/27	221,780
Post Holdings, Inc.
488,000	5.000	(a)	08/15/26	508,130
537,000	5.750	(a)	03/01/27	569,891
489,000	5.500	(a)	12/15/29	536,678

				3,779,473

Hardware – 2.2%
CDW LLC / CDW Finance Corp.
413,000	5.500		12/01/24	459,979
100,000	5.000		09/01/25	103,750
CommScope Technologies LLC(a)
514,000	6.000		06/15/25	530,705
CommScope, Inc.
250,000	5.500	(a)	03/01/24	260,000
400,000	6.000	(a)	03/01/26	426,000
300,000	8.250	(a)	03/01/27	326,250

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Hardware – (continued)
NCR Corp.
$329,000	6.125	%(a)	09/01/29	$355,320
250,000	5.250	(a)	10/01/30	253,750
Qorvo, Inc.
600,000	5.500		07/15/26	639,000

				3,354,754

Healthcare – 6.5%
Acadia Healthcare Co., Inc.
150,000	5.625		02/15/23	152,062
CHS/Community Health Systems, Inc.
792,000	6.250		03/31/23	797,940
205,000	9.875	(a)	06/30/23	164,000
39,000	8.625	(a)	01/15/24	40,950
600,000	8.125	(a)	06/30/24	415,500
217,000	8.000	(a)	03/15/26	226,222
90,000	8.000	(a)	12/15/27	92,025
DaVita, Inc.
490,000	4.625	(a)	06/01/30	516,337
250,000	3.750	(a)	02/15/31	250,313
Encompass Health Corp.
400,000	4.750		02/01/30	417,000
HCA, Inc.
409,000	5.375		02/01/25	461,147
320,000	5.875		02/15/26	367,200
335,000	5.375		09/01/26	381,063
260,000	5.625		09/01/28	310,050
420,000	5.875		02/01/29	511,350
360,000	3.500		09/01/30	379,350
IQVIA, Inc.(a)
400,000	5.000		05/15/27	423,000
LifePoint Health, Inc.(a)
321,000	4.375		02/15/27	321,000
Select Medical Corp.(a)
340,000	6.250		08/15/26	365,500
Service Corp. International
70,000	5.375		05/15/24	71,312
125,000	4.625		12/15/27	135,938
Tenet Healthcare Corp.
290,000	8.125		04/01/22	313,925
304,000	6.750		06/15/23	326,040
275,000	4.625		07/15/24	281,875
200,000	4.625	(a)	09/01/24	205,000
110,000	5.125		05/01/25	113,163
122,000	7.000		08/01/25	126,575
637,000	4.875	(a)	01/01/26	665,665
200,000	6.250	(a)	02/01/27	212,000
663,000	5.125	(a)	11/01/27	702,780

				9,746,282

Household & Leisure – 0.0%
Prestige Brands, Inc.(a)
50,000	6.375		03/01/24	52,000

Insurance – 0.5%
Acrisure LLC / Acrisure Finance, Inc.
213,000	8.125	(a)	02/15/24	226,312
345,000	7.000	(a)	11/15/25	351,900

Corporate Obligations – (continued)
Insurance – (continued)
Radian Group, Inc.
100,000	6.625%		03/15/25	108,250

				686,462

Metals – 0.6%
Novelis Corp.
580,000	5.875	(a)	09/30/26	607,550
346,000	4.750	(a)	01/30/30	352,055

				959,605

Mining – 1.0%
Freeport-McMoRan, Inc.
50,000	3.875		03/15/23	52,000
452,000	4.550		11/14/24	487,030
300,000	4.375		08/01/28	317,250
300,000	4.625		08/01/30	321,750
320,000	5.400		11/14/34	362,400

				1,540,430

Natural Gas – 2.0%
AmeriGas Partners LP / AmeriGas Finance Corp.
502,000	5.500		05/20/25	554,710
145,000	5.750		05/20/27	164,937
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
238,000	6.250		04/01/23	236,215
50,000	5.750		04/01/25	47,500
138,000	5.625	(a)	05/01/27	126,960
Ferrellgas LP / Ferrellgas Finance Corp.
323,000	6.750		06/15/23	284,240
Genesis Energy LP / Genesis Energy Finance Corp.
380,000	6.500		10/01/25	328,700
110,000	7.750		02/01/28	98,725
NuStar Logistics LP
83,000	6.000		06/01/26	86,735
271,000	5.625		04/28/27	274,387
PBF Logistics LP / PBF Logistics Finance Corp.
71,000	6.875		05/15/23	71,178
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
539,000	4.750	(a)	10/01/23	530,915
70,000	5.500	(a)	09/15/24	68,600
120,000	5.500	(a)	01/15/28	111,000

				2,984,802

Pharmaceuticals – 3.1%
Bausch Health Americas, Inc.
252,000	9.250	(a)	04/01/26	280,014
427,000	8.500	(a)	01/31/27	471,464
Bausch Health Cos., Inc.
259,000	7.000	(a)	03/15/24	269,341
379,000	6.125	(a)	04/15/25	391,069
172,000	5.500	(a)	11/01/25	178,188
500,000	9.000	(a)	12/15/25	549,243
246,000	5.750	(a)	08/15/27	265,287
342,000	7.000	(a)	01/15/28	365,814
747,000	6.250	(a)	02/15/29	783,323
173,000	7.250	(a)	05/30/29	189,500

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
$300,000	9.500	%(a)	07/31/27	$326,250
196,000	6.000	(a)	06/30/28	151,900
Par Pharmaceutical, Inc.(a)
436,000	7.500		04/01/27	468,155

				4,689,548

REITs and Real Estate – 1.2%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL(a)
250,000	5.750		05/15/26	204,543
Diversified Healthcare Trust
358,000	9.750		06/15/25	402,531
Howard Hughes Corp. (The)(a)
263,000	5.375		03/15/25	267,602
Kennedy-Wilson, Inc.
363,000	5.875		04/01/24	369,353
Realogy Group LLC / Realogy Co.-Issuer Corp.
150,000	4.875	(a)	06/01/23	148,125
150,000	9.375	(a)	04/01/27	158,250
Starwood Property Trust, Inc.
200,000	4.750		03/15/25	196,000

				1,746,404

Rental Equipment – 1.3%
United Rentals North America, Inc.
250,000	5.875		09/15/26	266,250
260,000	5.500		05/15/27	278,541
750,000	4.875		01/15/28	796,875
320,000	5.250		01/15/30	356,800
230,000	3.875		02/15/31	238,987

				1,937,453

Software – 2.6%
Banff Merger Sub, Inc.(a)
385,000	9.750		09/01/26	411,469
Dun & Bradstreet Corp. (The)(a)
400,000	6.875		08/15/26	436,500
Gartner, Inc.(a)
373,000	4.500		07/01/28	390,717
MSCI, Inc.
445,000	4.750	(a)	08/01/26	465,025
530,000	4.000	(a)	11/15/29	567,100
Refinitiv US Holdings, Inc.
240,000	6.250	(a)	05/15/26	258,900
471,000	8.250	(a)	11/15/26	522,810
Solera LLC / Solera Finance, Inc.(a)
220,000	10.500		03/01/24	232,100
SS&C Technologies, Inc.(a)
650,000	5.500		09/30/27	698,750

				3,983,371

Technology – 1.8%
CDK Global, Inc.
84,000	4.875		06/01/27	89,040
230,000	5.250	(a)	05/15/29	251,275

Corporate Obligations – (continued)
Technology – (continued)
Dell International LLC / EMC Corp.(a)
266,000	7.125%		06/15/24	276,640
Exela Intermediate LLC / Exela Finance, Inc.(a)
250,000	10.000		07/15/23	73,437
Microchip Technology, Inc.(a)
529,000	4.250		09/01/25	551,092
Rackspace Hosting, Inc.(a)
125,000	8.625		11/15/24	132,188
Uber Technologies, Inc.
100,000	7.500	(a)	11/01/23	104,625
200,000	7.500	(a)	05/15/25	210,500
330,000	8.000	(a)	11/01/26	350,625
150,000	7.500	(a)	09/15/27	157,688
Verscend Escrow Corp.(a)
303,000	9.750		08/15/26	328,755
Xerox Corp.
180,000	4.125		03/15/23	184,791

				2,710,656

Transportation – 0.5%
XPO Logistics, Inc.
170,000	6.750	(a)	08/15/24	181,263
549,000	6.250	(a)	05/01/25	590,175

				771,438

Wireless – 4.6%
SBA Communications Corp.
200,000	4.875		09/01/24	205,750
496,000	3.875	(a)	02/15/27	515,840
Sprint Capital Corp.
495,000	6.875		11/15/28	633,600
470,000	8.750		03/15/32	710,287
Sprint Communications, Inc.
260,000	6.000		11/15/22	282,425
Sprint Corp.
130,000	7.250		09/15/21	137,475
687,000	7.875		09/15/23	801,214
345,000	7.125		06/15/24	401,925
388,000	7.625		02/15/25	465,600
412,000	7.625		03/01/26	508,008
T-Mobile USA, Inc.
290,000	4.000		04/15/22	301,600
123,000	6.000		03/01/23	123,307
80,000	6.000		04/15/24	81,800
295,000	5.125		04/15/25	304,219
15,000	6.500		01/15/26	15,825
115,000	5.375		04/15/27	124,200
740,000	4.750		02/01/28	796,425
ViaSat, Inc.
225,000	5.625	(a)	04/15/27	238,219
220,000	6.500	(a)	07/15/28	227,975

				6,875,694

Wirelines – 2.2%
CenturyLink, Inc.(a)
320,000	5.125		12/15/26	333,600

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Wirelines – (continued)
CenturyLink, Inc., Series G
$275,000	6.875%		01/15/28	$305,250
CenturyLink, Inc., Series T
175,000	5.800		03/15/22	182,875
Level 3 Financing, Inc.
210,000	5.375		01/15/24	213,150
200,000	5.250		03/15/26	208,750
500,000	4.250	(a)	07/01/28	516,875
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC
260,000	7.125	(a)	12/15/24	251,550
250,000	7.875	(a)	02/15/25	264,687
Windstream Escrow LLC / Windstream Escrow Finance Corp.(a)
250,000	7.750		08/15/28	251,250
Zayo Group Holdings, Inc.
496,000	4.000	(a)	03/01/27	492,280
293,000	6.125	(a)	03/01/28	303,988

				3,324,255

TOTAL CORPORATE OBLIGATIONS
(Cost $136,304,575)				$139,831,457

Foreign Corporate Debt – 4.3%
Aerospace & Defense – 0.7%
Bombardier, Inc. (Canada)
240,000	8.750	(a)	12/01/21	231,000
150,000	6.000	(a)	10/15/22	128,250
402,000	7.500	(a)	03/15/25	298,485
491,000	7.875	(a)	04/15/27	358,430

				1,016,165

Basic Industry – 0.5%
NOVA Chemicals Corp. (Canada)
210,000	5.250	(a)	08/01/23	210,422
217,000	5.000	(a)	05/01/25	217,672
300,000	5.250	(a)	06/01/27	291,375

				719,469

Communications – 0.4%
Videotron Ltd.(a) (Canada)
550,000	5.125		04/15/27	585,750

Consumer Cyclical – 1.3%
1011778 BC ULC / New Red Finance, Inc. (Canada)
280,000	4.250	(a)	05/15/24	286,300
730,000	5.000	(a)	10/15/25	751,900
249,000	3.875	(a)	01/15/28	255,225
200,000	4.375	(a)	01/15/28	205,500
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp.(a) (Canada)
300,000	6.250		09/15/27	304,287
Garda World Security Corp.(a) (Canada)
150,000	4.625		02/15/27	153,563

				1,956,775

Energy – 0.5%
MEG Energy Corp. (Canada)
297,000	6.500	(a)	01/15/25	303,682
250,000	7.125	(a)	02/01/27	239,375

Foreign Corporate Debt – (continued)
Energy – (continued)
Seven Generations Energy Ltd. (Canada)
200,000	6.750	%(a)	05/01/23	203,000
50,000	5.375	(a)	09/30/25	48,375

				794,432

Food – 0.1%
NBM US Holdings, Inc.(a) (Brazil)
200,000	7.000		05/14/26	214,000

Mining – 0.4%
First Quantum Minerals Ltd. (Zambia)
361,000	6.500	(a)	03/01/24	361,000
200,000	7.500	(a)	04/01/25	205,500

				566,500

Natural Gas – 0.1%
Parkland Corp.(a) (Canada)
100,000	5.875		07/15/27	107,583

Software – 0.3%
Open Text Corp.(a) (Canada)
420,000	5.875		06/01/26	443,625

TOTAL FOREIGN CORPORATE DEBT
(Cost $6,224,247)				$6,404,299

Principal Amount	Dividend Rate	Value

Investment Company – 1.2%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
$1,754,115	0.027%	$1,754,115
(Cost $1,754,115)

TOTAL INVESTMENTS – 98.5%
(Cost $144,282,937)		$147,989,871

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		2,357,455

NET ASSETS – 100.0%		$150,347,326

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Pay-in-kind securities.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
LP	— Limited Partnership
MTN	— Medium Term Note
REIT	— Real Estate Investment Trust

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Inflation Indexed Bonds – 99.8%
U.S. Treasury Inflation Indexed Bonds
$1,035,360	0.125%	01/15/22	$1,056,981
1,681,223	0.125	04/15/22	1,720,349
513,436	0.125	07/15/22	530,033
456,663	0.625	04/15/23	481,183
4,118,689	0.375	07/15/23	4,355,883
2,842,805	0.625	01/15/24	3,046,713
3,303,355	0.250	01/15/25	3,558,924
915,330	0.375	07/15/25	1,003,490
2,336,430	0.375	07/15/27	2,624,757
4,314,297	0.500	01/15/28	4,890,859
1,355,653	0.750	07/15/28	1,579,815
142,703	3.875	04/15/29	207,718
245,911	0.250	07/15/29	278,461
373,262	3.375	04/15/32	574,271
2,231,581	0.750	02/15/42	2,791,253
1,038,057	0.875	02/15/47	1,384,205
685,796	1.000	02/15/48	957,246
164,943	1.000	02/15/49	232,533

TOTAL INVESTMENTS – 99.8%
(Cost $29,459,044)			$31,274,674

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			55,071

NET ASSETS – 100.0%			$31,329,745

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 79.5%
Aerospace & Defense – 1.5%
L3Harris Technologies, Inc.
$55,000	3.850%		06/15/23	$59,749
Northrop Grumman Corp.
65,000	2.930		01/15/25	70,958
Precision Castparts Corp.
55,000	3.250		06/15/25	61,437
Raytheon Technologies Corp.(a)
205,000	2.800		03/15/22	211,911

				404,055

Banks – 19.7%
American Express Co.
200,000	3.400		02/27/23	213,877
55,000	3.700		08/03/23	59,917
Bank of America Corp.
200,000	5.700		01/24/22	214,486
(3M USD LIBOR + 0.780%)
210,000	3.550	(b)	03/05/24	224,784
Bank of America Corp., MTN
335,000	4.000		01/22/25	373,571
(SOFR + 1.150%)
170,000	1.319	(b)	06/19/26	172,444
Bank of New York Mellon Corp. (The), MTN
(3M USD LIBOR + 0.634%)
260,000	2.661	(b)	05/16/23	269,658
120,000	1.600		04/24/25	125,183
Capital One Financial Corp.
100,000	3.200		02/05/25	109,137
Charles Schwab Corp. (The)
50,000	3.850		05/21/25	57,317
Citigroup, Inc.
260,000	2.900		12/08/21	267,807
(SOFR + 1.667%)
300,000	1.678	(b)	05/15/24	307,200
(SOFR + 2.750%)
150,000	3.106	(b)	04/08/26	163,174
Huntington Bancshares, Inc.
170,000	4.000		05/15/25	193,617
JPMorgan Chase & Co.
(SOFR + 1.455%)
550,000	1.514	(b)	06/01/24	561,638
(SOFR + 1.585%)
150,000	2.005	(b)	03/13/26	156,732
Morgan Stanley
70,000	2.750		05/19/22	72,764
(3M USD LIBOR + 0.847%)
340,000	3.737	(b)	04/24/24	366,950
(SOFR + 1.990%)
150,000	2.188	(b)	04/28/26	158,227
Morgan Stanley, GMTN
70,000	3.125		01/23/23	74,254
PNC Financial Services Group, Inc. (The)
75,000	3.900		04/29/24	83,290
70,000	2.200		11/01/24	74,659
Regions Financial Corp.
90,000	2.250		05/18/25	95,711

Corporate Obligations – (continued)
Banks – (continued)
Santander Holdings USA, Inc.
70,000	4.450		12/03/21	72,761
210,000	3.400		01/18/23	220,250
State Street Corp.
(SOFR + 2.690%)
80,000	2.825	(a)(b)	03/30/23	82,900
(SOFR + 2.600%)
80,000	2.901	(a)(b)	03/30/26	87,450
Synchrony Financial
25,000	4.250		08/15/24	26,780
Truist Bank(b)
(3M USD LIBOR + 0.735%)
120,000	3.689		08/02/24	130,753
Truist Financial Corp., MTN
150,000	2.850		10/26/24	164,139
US Bank NA
250,000	1.950		01/09/23	258,928

				5,440,358

Basic Industry – 1.8%
Celanese US Holdings LLC
45,000	4.625		11/15/22	48,487
LYB International Finance BV
200,000	4.000		07/15/23	217,843
Packaging Corp. of America
80,000	4.500		11/01/23	88,162
Sherwin-Williams Co. (The)
130,000	2.750		06/01/22	134,905

				489,397

Broadcasting – 0.8%
Fox Corp.
195,000	4.030		01/25/24	215,676

Brokerage – 1.1%
Ameriprise Financial, Inc.
50,000	3.000		03/22/22	51,956
BlackRock, Inc.
50,000	3.500		03/18/24	55,161
Intercontinental Exchange, Inc.
50,000	3.450		09/21/23	54,301
Jefferies Financial Group, Inc.
30,000	5.500		10/18/23	33,085
TD Ameritrade Holding Corp.
100,000	2.950		04/01/22	103,743

				298,246

Building Materials – 0.5%
Fortune Brands Home & Security, Inc.
80,000	4.000		09/21/23	87,863
Stanley Black & Decker, Inc.
60,000	3.400		12/01/21	61,765

				149,628

Capital Goods – 3.3%
Carrier Global Corp.(a)
35,000	2.242		02/15/25	36,704

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)
Caterpillar Financial Services Corp., MTN
$70,000	3.150%		09/07/21	$72,048
120,000	2.150		11/08/24	127,616
Caterpillar, Inc.
50,000	2.600		06/26/22	51,771
Deere & Co.
50,000	2.750		04/15/25	54,740
General Electric Co., GMTN
55,000	3.150		09/07/22	57,692
John Deere Capital Corp., MTN
110,000	2.800		03/06/23	116,661
Parker-Hannifin Corp.
180,000	2.700		06/14/24	193,107
Republic Services, Inc.
200,000	2.500		08/15/24	213,703

				924,042

Communications – 1.5%
Charter Communications Operating LLC / Charter Communications Operating Capital
95,000	4.464		07/23/22	101,330
Comcast Corp.
130,000	3.700		04/15/24	144,239
Time Warner Cable LLC
60,000	4.000		09/01/21	61,448
Walt Disney Co. (The)
110,000	1.750		08/30/24	114,423

				421,440

Consumer Cyclical – 7.8%
American Honda Finance Corp., GMTN
100,000	1.700		09/09/21	101,312
American Honda Finance Corp., MTN
100,000	1.650		07/12/21	101,078
Booking Holdings, Inc.
50,000	4.100		04/13/25	56,709
Dollar Tree, Inc.
195,000	3.700		05/15/23	210,090
DR Horton, Inc.
55,000	4.750		02/15/23	59,463
eBay, Inc.
40,000	3.450		08/01/24	43,989
General Motors Financial Co., Inc.
250,000	5.200		03/20/23	272,764
Global Payments, Inc.
50,000	4.000		06/01/23	54,320
Las Vegas Sands Corp.
50,000	3.200		08/08/24	50,777
Marriott International, Inc., Series EE
25,000	5.750		05/01/25	28,103
NIKE, Inc.
110,000	2.400		03/27/25	118,653
PACCAR Financial Corp., MTN
70,000	1.900		02/07/23	72,427
Ross Stores, Inc.
40,000	4.600		04/15/25	46,150

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Target Corp.
110,000	3.500		07/01/24	122,482
TJX Cos., Inc. (The)
140,000	3.500		04/15/25	156,373
Toyota Motor Credit Corp., MTN
150,000	1.800		02/13/25	157,077
VF Corp.
190,000	2.400		04/23/25	201,820
Walmart, Inc.
105,000	2.850		07/08/24	114,153
Western Union Co. (The)
180,000	3.600		03/15/22	187,363

				2,155,103

Consumer Noncyclical – 7.8%
AbbVie, Inc.
340,000	2.300	(a)	11/21/22	352,931
100,000	2.600	(a)	11/21/24	107,267
125,000	3.600		05/14/25	139,385
Agilent Technologies, Inc.
40,000	3.200		10/01/22	42,191
Altria Group, Inc.
70,000	4.000		01/31/24	77,525
Amgen, Inc.
190,000	1.900		02/21/25	199,832
Becton Dickinson and Co.
100,000	3.363		06/06/24	108,808
Boston Scientific Corp.
60,000	3.375		05/15/22	62,796
Gilead Sciences, Inc.
80,000	3.700		04/01/24	88,257
Kroger Co. (The)
40,000	3.400		04/15/22	41,613
Laboratory Corp of America Holdings
100,000	3.600		02/01/25	111,568
Philip Morris International, Inc.
90,000	2.625		02/18/22	92,799
90,000	2.875		05/01/24	97,179
Shire Acquisitions Investments Ireland DAC
200,000	2.400		09/23/21	204,109
Thermo Fisher Scientific, Inc.
60,000	4.133		03/25/25	68,916
Upjohn, Inc.(a)
60,000	1.125		06/22/22	60,593
Walgreens Boots Alliance, Inc.
210,000	3.800		11/18/24	232,503
Zimmer Biomet Holdings, Inc.
50,000	3.550		04/01/25	55,622

				2,143,894

Electric – 4.7%
Avangrid, Inc.
50,000	3.150		12/01/24	54,689
Berkshire Hathaway Energy Co.(a)
230,000	4.050		04/15/25	263,633
CenterPoint Energy, Inc.
60,000	3.600		11/01/21	62,138

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
Dominion Energy, Inc.
$85,000	2.715%	08/15/21	$86,818
40,000	3.071	08/15/24	43,379
DTE Energy Co., Series D
70,000	3.700	08/01/23	75,887
Duke Energy Carolinas LLC
110,000	2.500	03/15/23	115,294
Edison International
65,000	2.950	03/15/23	66,454
Georgia Power Co., Series A
40,000	2.100	07/30/23	41,634
ITC Holdings Corp.
60,000	2.700	11/15/22	62,695
National Rural Utilities Cooperative Finance Corp.
65,000	2.700	02/15/23	68,377
Public Service Co. of Colorado
65,000	2.250	09/15/22	66,835
Sempra Energy
80,000	2.900	02/01/23	83,991
Southern California Edison Co., Series C
40,000	3.500	10/01/23	43,100
Southern Co. (The)
165,000	2.950	07/01/23	175,556

			1,310,480

Energy – 5.4%
BP Capital Markets America, Inc.
60,000	2.520	09/19/22	62,355
120,000	2.750	05/10/23	127,549
Energy Transfer Operating LP
50,000	2.900	05/15/25	51,453
Enterprise Products Operating LLC
190,000	3.500	02/01/22	198,068
50,000	3.750	02/15/25	55,865
Exxon Mobil Corp.
200,000	1.571	04/15/23	206,249
Kinder Morgan Energy Partners LP
225,000	4.150	02/01/24	247,053
Kinder Morgan, Inc.
50,000	4.300	06/01/25	56,716
Marathon Oil Corp.
60,000	2.800	11/01/22	61,107
Sabine Pass Liquefaction LLC
140,000	5.625	04/15/23	154,910
Spectra Energy Partners LP
180,000	4.750	03/15/24	202,282
Valero Energy Corp.
55,000	2.700	04/15/23	57,490

			1,481,097

Financial Company – 2.1%
Air Lease Corp.
285,000	3.500	01/15/22	291,277
Ally Financial, Inc.
230,000	3.050	06/05/23	238,645
Franklin Resources, Inc.
45,000	2.800	09/15/22	46,993

			576,915

Corporate Obligations – (continued)
Food and Beverage – 2.8%
Campbell Soup Co.
55,000	2.500	08/02/22	56,917
Conagra Brands, Inc.
60,000	3.800	10/22/21	62,254
Constellation Brands, Inc.
55,000	4.250	05/01/23	60,231
General Mills, Inc.
100,000	4.000	04/17/25	114,201
Keurig Dr Pepper, Inc.
65,000	3.200	11/15/21	66,713
Kraft Heinz Foods Co.
40,000	4.000	06/15/23	43,010
Molson Coors Beverage Co.
50,000	3.500	05/01/22	52,155
PepsiCo, Inc.
100,000	2.250	05/02/22	103,228
Tyson Foods, Inc.
200,000	3.950	08/15/24	222,498

			781,207

Hardware – 0.7%
Micron Technology, Inc.
195,000	2.497	04/24/23	203,730

Healthcare – 1.9%
Anthem, Inc.
100,000	2.950	12/01/22	105,188
CVS Health Corp.
48,000	3.700	03/09/23	51,645
53,000	4.100	03/25/25	60,381
HCA, Inc.
100,000	5.000	03/15/24	113,125
MPT Operating Partnership LP / MPT Finance Corp.
50,000	6.375	03/01/24	51,455
UnitedHealth Group, Inc.
140,000	2.875	03/15/22	144,594

			526,388

Insurance – 2.0%
American International Group, Inc.
50,000	4.125	02/15/24	55,715
CNA Financial Corp.
40,000	3.950	05/15/24	44,134
Equitable Holdings, Inc.
40,000	3.900	04/20/23	43,157
Marsh & McLennan Cos., Inc.
190,000	4.050	10/15/23	208,486
MetLife, Inc., Series D
120,000	4.368	09/15/23	134,185
Prudential Financial, Inc.(b)
(3M USD LIBOR + 3.920%)
30,000	5.625	06/15/43	32,215
Voya Financial, Inc.
40,000	3.125	07/15/24	43,079

			560,971

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Metals – 0.1%
Nucor Corp.
$20,000	4.000%	08/01/23	$21,842

REITs and Real Estate – 3.4%
Alexandria Real Estate Equities, Inc.
70,000	4.000	01/15/24	77,461
AvalonBay Communities, Inc., GMTN
60,000	2.950	09/15/22	62,578
Boston Properties LP
190,000	3.125	09/01/23	201,495
Brixmor Operating Partnership LP
35,000	3.250	09/15/23	36,114
Digital Realty Trust LP
50,000	2.750	02/01/23	52,454
Essex Portfolio LP
40,000	3.875	05/01/24	43,956
GLP Capital LP / GLP Financing II, Inc.
20,000	5.250	06/01/25	21,578
Healthpeak Properties, Inc.
60,000	4.000	06/01/25	67,042
Omega Healthcare Investors, Inc.
50,000	4.375	08/01/23	53,681
Realty Income Corp.
50,000	4.650	08/01/23	55,242
Simon Property Group LP
200,000	2.000	09/13/24	206,578
Ventas Realty LP / Ventas Capital Corp.
50,000	3.250	08/15/22	51,607

			929,786

Software – 1.0%
Oracle Corp.
80,000	1.900	09/15/21	81,266
180,000	2.500	05/15/22	186,034

			267,300

Technology – 6.9%
Analog Devices, Inc.
60,000	3.125	12/05/23	64,724
Broadcom, Inc.
50,000	4.700	04/15/25	57,184
Dell International LLC / EMC Corp.(a)
70,000	5.450	06/15/23	77,104
DXC Technology Co.
190,000	4.000	04/15/23	200,422
Fiserv, Inc.
235,000	2.750	07/01/24	252,280
HP, Inc.
60,000	2.200	06/17/25	63,272
Intel Corp.
300,000	3.400	03/25/25	336,540
International Business Machines Corp.
125,000	1.875	08/01/22	128,708
120,000	3.375	08/01/23	130,329
Juniper Networks, Inc.
30,000	4.500	03/15/24	33,579

Corporate Obligations – (continued)
Technology – (continued)
Microsoft Corp.
120,000	2.125	11/15/22	124,695
Motorola Solutions, Inc.
60,000	3.750	05/15/22	63,316
PayPal Holdings, Inc.
90,000	2.400	10/01/24	96,162
QUALCOMM, Inc.
80,000	2.900	05/20/24	86,278
80,000	3.450	05/20/25	89,788
Seagate HDD Cayman
45,000	4.750	06/01/23	48,600
Verisk Analytics, Inc.
55,000	4.125	09/12/22	58,627

			1,911,608

Transportation – 1.0%
FedEx Corp.
195,000	3.800	05/15/25	220,608
Ryder System, Inc., MTN
65,000	3.400	03/01/23	69,079

			289,687

Wireless – 1.7%
American Tower Corp.
220,000	5.000	02/15/24	251,190
Crown Castle International Corp.
195,000	3.200	09/01/24	211,443

			462,633

TOTAL CORPORATE OBLIGATIONS
(Cost $21,903,001)			$21,965,483

Foreign Corporate Debt – 18.2%
Banks – 11.6%
Bank of Montreal(b) (Canada)
(5 Year USD Swap + 1.280%)
35,000	4.338	10/05/28	37,756
Bank of Montreal, Series E (Canada)
60,000	3.300	02/05/24	65,402
Bank of Nova Scotia (The) (Canada)
210,000	2.000	11/15/22	217,344
Barclays PLC(b) (United Kingdom)
(3M USD LIBOR + 1.356%)
240,000	4.338	05/16/24	260,100
Canadian Imperial Bank of Commerce(b) (Canada)
(3M USD LIBOR + 0.785%)
205,000	2.606	07/22/23	213,159
Credit Suisse AG (Switzerland)
260,000	2.950	04/09/25	285,241
HSBC Holdings PLC(b) (United Kingdom)
(3M USD LIBOR + 1.055%)
500,000	3.262	03/13/23	519,904
Lloyds Banking Group PLC(b) (United Kingdom)
(US 1 Year CMT T-Note + 1.100%)
250,000	1.326	06/15/23	251,875

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Mitsubishi UFJ Financial Group, Inc. (Japan)
$250,000	2.801%	07/18/24	$268,430
Natwest Group PLC (United Kingdom)
105,000	6.125	12/15/22	115,379
280,000	6.000	12/19/23	315,597
Royal Bank of Canada, GMTN (Canada)
120,000	1.950	01/17/23	124,296
Royal Bank of Canada, MTN (Canada)
210,000	1.150	06/10/25	213,458
Toronto-Dominion Bank (The), GMTN (Canada)
90,000	3.250	03/11/24	98,426
Toronto-Dominion Bank (The), MTN (Canada)
110,000	1.900	12/01/22	113,805
Westpac Banking Corp. (Australia)
100,000	2.800	01/11/22	103,628

			3,203,800

Basic Industry – 0.2%
Airgas, Inc. (France)
50,000	3.650	07/15/24	55,225

Brokerage – 0.1%
Brookfield Finance, Inc. (Canada)
25,000	4.000	04/01/24	27,601

Communications – 0.1%
WPP Finance 2010 (United Kingdom)
20,000	3.625	09/07/22	21,021

Consumer Cyclical – 0.5%
Toyota Motor Corp. (Japan)
125,000	3.419	07/20/23	135,390

Consumer Noncyclical – 1.6%
BAT Capital Corp. (United Kingdom)
215,000	3.222	08/15/24	232,054
GlaxoSmithKline Capital PLC (United Kingdom)
100,000	3.000	06/01/24	108,582
Reynolds American, Inc. (United Kingdom)
90,000	4.450	06/12/25	102,571

			443,207

Consumer Products – 0.5%
Unilever Capital Corp. (United Kingdom)
140,000	2.200	05/05/22	144,073

Energy – 2.0%
Shell International Finance BV (Netherlands)
315,000	2.375	04/06/25	338,405
Total Capital International SA (France)
90,000	2.875	02/17/22	93,292
TransCanada PipeLines Ltd. (Canada)
120,000	2.500	08/01/22	124,210

			555,907

Financial Company – 0.2%
ORIX Corp. (Japan)
50,000	2.900	07/18/22	52,028

Foreign Corporate Debt – (continued)
Food and Beverage – 0.5%
Anheuser-Busch InBev Finance, Inc. (Belgium)
75,000	3.300	02/01/23	79,859
Diageo Investment Corp. (United Kingdom)
60,000	8.000	09/15/22	68,811

			148,670

Metals – 0.1%
ArcelorMittal (Luxembourg)
25,000	3.600	07/16/24	26,344

Technology – 0.1%
NXP BV / NXP Funding LLC(a) (Netherlands)
30,000	4.875	03/01/24	33,778

Transportation – 0.4%
Canadian Pacific Railway Co. (Canada)
100,000	2.900	02/01/25	109,278

Wireless – 0.3%
Vodafone Group PLC (United Kingdom)
60,000	4.125	05/30/25	68,816

TOTAL FOREIGN CORPORATE DEBT
(Cost $5,001,558)			$5,025,138

Principal Amount		Dividend Rate	Value

Investment Company – 2.5%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
$684,558		0.027%	$684,558
(Cost $684,558)

TOTAL INVESTMENTS – 100.2%
(Cost $27,589,117)			$27,675,179

LIABILITIES IN EXCESS OF ASSETS – (0.2)%			(57,813)

NET ASSETS – 100.0%			$27,617,366

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2020.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	— Constant Maturity Treasury Index
GMTN	— Global Medium Term Note
LIBOR	— London Interbank Offered Rate
LP	— Limited Partnership
MTN	— Medium Term Note
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust
SOFR	— Secured Overnight Financing Rate

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 78.6%
Aerospace & Defense – 2.3%
Boeing Co. (The)
$1,500,000	3.200%		03/01/29	$1,489,059
700,000	3.600		05/01/34	686,215
200,000	5.705		05/01/40	232,763
1,000,000	5.930		05/01/60	1,227,614
General Dynamics Corp.
650,000	2.250		11/15/22	674,672
800,000	3.375		05/15/23	863,605
350,000	3.750		05/15/28	410,210
Lockheed Martin Corp.
50,000	2.900		03/01/25	54,701
360,000	4.070		12/15/42	455,409
90,000	3.800		03/01/45	110,004
330,000	4.700		05/15/46	453,583
325,000	4.090		09/15/52	422,968
Northrop Grumman Corp.
95,000	2.550		10/15/22	99,237
650,000	2.930		01/15/25	709,575
290,000	3.200		02/01/27	326,030
560,000	3.250		01/15/28	634,139
900,000	4.400		05/01/30	1,113,462
240,000	4.030		10/15/47	294,515
Raytheon Technologies Corp.
1,050,000	3.950		08/16/25	1,200,416
100,000	3.125		05/04/27	111,018
300,000	4.125		11/16/28	357,487
350,000	6.125		07/15/38	513,966
173,000	4.450		11/16/38	214,718
140,000	5.700		04/15/40	197,292
400,000	4.500		06/01/42	507,473
370,000	3.750		11/01/46	430,222
380,000	4.350	(a)	04/15/47	473,425
450,000	4.625		11/16/48	594,294
100,000	3.125		07/01/50	107,764

				14,965,836

Banks – 15.4%
American Express Co.
300,000	3.400		02/22/24	328,522
760,000	3.000		10/30/24	828,297
400,000	4.200		11/06/25	468,468
365,000	4.050		12/03/42	453,693
American Express Credit Corp., MTN
100,000	2.700		03/03/22	103,286
510,000	3.300		05/03/27	581,577
Bank of America Corp.
(3M USD LIBOR + 0.790%)
1,042,000	3.004	(b)	12/20/23	1,096,556
(3M USD LIBOR + 0.780%)
135,000	3.550	(b)	03/05/24	144,504
(3M USD LIBOR + 0.810%)
754,000	3.366	(b)	01/23/26	828,342
(3M USD LIBOR + 1.512%)
540,000	3.705	(b)	04/24/28	611,988
(3M USD LIBOR + 1.040%)
1,368,000	3.419	(b)	12/20/28	1,529,376
460,000	6.110		01/29/37	658,954

Corporate Obligations – (continued)
Banks – (continued)
(3M USD LIBOR + 1.814%)
390,000	4.244	(b)	04/24/38	477,377
370,000	7.750		05/14/38	618,311
Bank of America Corp., GMTN
1,275,000	3.300		01/11/23	1,357,878
250,000	3.500		04/19/26	283,886
(3M USD LIBOR + 1.370%)
590,000	3.593	(b)	07/21/28	668,749
Bank of America Corp., Series L
250,000	3.950		04/21/25	281,466
350,000	4.183		11/25/27	403,898
Bank of America Corp., MTN
150,000	2.503		10/21/22	153,661
(3M USD LIBOR + 1.160%)
960,000	3.124	(b)	01/20/23	994,194
240,000	4.000		04/01/24	267,624
891,000	4.200		08/26/24	1,000,113
600,000	4.000		01/22/25	669,083
530,000	3.875		08/01/25	604,182
(3M USD LIBOR + 1.090%)
800,000	3.093	(b)	10/01/25	868,818
250,000	4.450		03/03/26	289,207
550,000	4.250		10/22/26	635,847
680,000	3.248		10/21/27	755,924
(3M USD LIBOR + 1.575%)
700,000	3.824	(b)	01/20/28	798,049
(3M USD LIBOR + 1.070%)
150,000	3.970	(b)	03/05/29	173,289
(3M USD LIBOR + 1.310%)
1,030,000	4.271	(b)	07/23/29	1,218,654
(3M USD LIBOR + 1.210%)
500,000	3.974	(b)	02/07/30	585,032
(3M USD LIBOR + 1.180%)
300,000	3.194	(b)	07/23/30	333,300
(3M USD LIBOR + 1.320%)
360,000	4.078	(b)	04/23/40	437,673
320,000	5.875		02/07/42	484,034
864,000	5.000		01/21/44	1,197,560
(3M USD LIBOR + 1.990%)
220,000	4.443	(b)	01/20/48	287,804
(3M USD LIBOR + 1.520%)
700,000	4.330	(b)	03/15/50	898,513
(3M USD LIBOR + 3.150%)
490,000	4.083	(b)	03/20/51	618,390
Bank of New York Mellon Corp. (The), Series G
790,000	3.000		02/24/25	870,446
Bank of New York Mellon Corp. (The), MTN
445,000	2.050		05/03/21	449,390
263,000	2.600		02/07/22	271,314
(3M USD LIBOR + 0.634%)
150,000	2.661	(b)	05/16/23	155,572
120,000	3.450		08/11/23	130,910
760,000	2.200		08/16/23	797,988
20,000	2.800		05/04/26	22,340
675,000	2.450		08/17/26	739,156
790,000	3.250		05/16/27	898,124
60,000	3.300		08/23/29	69,374

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Capital One Financial Corp.
$100,000	3.300%		10/30/24	$108,937
100,000	3.750		07/28/26	109,544
100,000	3.650		05/11/27	111,290
100,000	3.800		01/31/28	111,781
Citibank NA
910,000	3.650		01/23/24	1,001,684
Citigroup, Inc.
320,000	2.350		08/02/21	326,041
781,000	2.900		12/08/21	804,452
700,000	4.500		01/14/22	739,558
200,000	2.700		10/27/22	209,101
600,000	3.500		05/15/23	644,351
130,000	3.875		10/25/23	142,944
90,000	4.000		08/05/24	99,921
635,000	3.875		03/26/25	706,405
190,000	3.300		04/27/25	211,118
150,000	4.400		06/10/25	171,129
655,000	5.500		09/13/25	780,746
225,000	3.700		01/12/26	255,021
40,000	4.600		03/09/26	46,493
800,000	3.400		05/01/26	898,687
1,060,000	3.200		10/21/26	1,181,572
230,000	4.300		11/20/26	264,971
667,000	4.450		09/29/27	775,717
240,000	4.125		07/25/28	275,189
(3M USD LIBOR + 1.338%)
575,000	3.980	(b)	03/20/30	669,252
(SOFR + 1.422%)
1,160,000	2.976	(b)	11/05/30	1,263,576
240,000	6.625		06/15/32	337,323
860,000	8.125		07/15/39	1,517,656
480,000	6.675		09/13/43	751,108
150,000	5.300		05/06/44	203,342
485,000	4.650		07/30/45	627,323
240,000	4.750		05/18/46	308,127
(3M USD LIBOR + 1.839%)
180,000	4.281	(b)	04/24/48	233,491
320,000	4.650		07/23/48	430,792
Citizens Financial Group, Inc.
380,000	4.300		12/03/25	438,278
Fifth Third Bancorp
600,000	3.650		01/25/24	657,377
100,000	2.550		05/05/27	108,484
Huntington Bancshares, Inc.
450,000	2.300		01/14/22	461,540
900,000	2.550		02/04/30	945,452
JPMorgan Chase & Co.
300,000	2.400		06/07/21	304,541
747,000	4.500		01/24/22	790,283
913,000	3.250		09/23/22	966,000
117,000	2.972		01/15/23	121,204
140,000	3.200		01/25/23	149,192
(3M USD LIBOR + 0.935%)
200,000	2.776	(b)	04/25/23	207,635
60,000	3.375		05/01/23	64,233

Corporate Obligations – (continued)
Banks – (continued)
(3M USD LIBOR + 0.935%) – (continued)
250,000	2.700		05/18/23	264,153
150,000	3.875		02/01/24	165,891
15,000	3.875		09/10/24	16,712
580,000	3.125		01/23/25	632,225
(3M USD LIBOR + 1.155%)
400,000	3.220	(b)	03/01/25	432,548
1,100,000	3.300		04/01/26	1,234,431
(SOFR + 1.850%)
1,050,000	2.083	(b)	04/22/26	1,103,436
750,000	3.200		06/15/26	841,017
400,000	4.125		12/15/26	466,711
(3M USD LIBOR + 1.245%)
200,000	3.960	(b)	01/29/27	229,197
720,000	4.250		10/01/27	841,212
540,000	3.625		12/01/27	608,048
(3M USD LIBOR + 1.337%)
415,000	3.782	(b)	02/01/28	473,728
(3M USD LIBOR + 1.380%)
700,000	3.540	(b)	05/01/28	790,327
(SOFR + 1.890%)
100,000	2.182	(b)	06/01/28	104,730
(3M USD LIBOR + 0.945%)
200,000	3.509	(b)	01/23/29	226,014
(3M USD LIBOR + 1.120%)
200,000	4.005	(b)	04/23/29	233,054
(3M USD LIBOR + 1.160%)
836,000	3.702	(b)	05/06/30	968,491
550,000	6.400		05/15/38	855,016
(3M USD LIBOR + 1.360%)
750,000	3.882	(b)	07/24/38	904,180
675,000	5.500		10/15/40	978,886
(SOFR + 2.460%)
250,000	3.109	(b)	04/22/41	275,849
510,000	5.600		07/15/41	760,167
350,000	5.400		01/06/42	510,923
10,000	5.625		08/16/43	14,576
250,000	4.850		02/01/44	345,479
230,000	4.950		06/01/45	315,830
(3M USD LIBOR + 1.580%)
460,000	4.260	(b)	02/22/48	592,001
(3M USD LIBOR + 1.460%)
400,000	4.032	(b)	07/24/48	496,242
(3M USD LIBOR + 1.380%)
650,000	3.964	(b)	11/15/48	799,396
(3M USD LIBOR + 1.220%)
20,000	3.897	(b)	01/23/49	24,448
(SOFR + 2.440%)
300,000	3.109	(b)	04/22/51	328,210
KeyCorp, MTN
1,140,000	2.550		10/01/29	1,214,985
Morgan Stanley
875,000	2.750		05/19/22	909,550
(3M USD LIBOR + 0.847%)
1,060,000	3.737	(b)	04/24/24	1,144,021
200,000	5.000		11/24/25	236,698

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
(3M USD LIBOR + 0.847%) – (continued)
$220,000	3.625%		01/20/27	$250,722
586,000	3.950		04/23/27	664,538
558,000	6.375		07/24/42	888,275
370,000	4.300		01/27/45	485,309
520,000	4.375		01/22/47	698,216
Morgan Stanley, Series F
1,055,000	3.875		04/29/24	1,172,683
Morgan Stanley, GMTN
790,000	5.500		07/28/21	826,335
40,000	3.125		01/23/23	42,431
300,000	3.750		02/25/23	323,970
25,000	3.700		10/23/24	27,981
160,000	4.000		07/23/25	183,284
730,000	3.875		01/27/26	837,144
790,000	4.350		09/08/26	917,142
(SOFR + 1.143%)
710,000	2.699	(b)	01/22/31	767,674
(SOFR + 4.840%)
400,000	5.597	(b)	03/24/51	613,596
Morgan Stanley, MTN
600,000	2.625		11/17/21	616,380
800,000	4.100		05/22/23	870,626
865,000	3.125		07/27/26	966,597
(SOFR + 3.120%)
380,000	3.622	(b)	04/01/31	441,090
PNC Bank NA
600,000	2.550		12/09/21	613,999
610,000	3.100		10/25/27	691,945
760,000	2.700		10/22/29	823,131
PNC Financial Services Group, Inc. (The)
705,000	3.300		03/08/22	735,360
650,000	2.600		07/23/26	715,611
100,000	3.450		04/23/29	115,780
260,000	2.550		01/22/30	283,516
Regions Financial Corp.
100,000	2.750		08/14/22	104,217
Santander Holdings USA, Inc.
400,000	3.500		06/07/24	430,136
400,000	3.244		10/05/26	425,500
State Street Corp.
(3M USD LIBOR + 0.635%)
870,000	2.653	(b)	05/15/23	904,099
18,000	3.100		05/15/23	19,261
275,000	3.700		11/20/23	303,973
35,000	3.300		12/16/24	39,091
400,000	3.550		08/18/25	455,171
670,000	2.650		05/19/26	743,974
Synchrony Financial
150,000	3.750		08/15/21	153,209
670,000	4.250		08/15/24	717,702
448,000	4.500		07/23/25	488,157
290,000	3.950		12/01/27	305,751
Truist Bank
300,000	2.250		03/11/30	313,009

Corporate Obligations – (continued)
Banks – (continued)
Truist Financial Corp., MTN
240,000	2.750		04/01/22	248,516
800,000	3.050		06/20/22	835,817
840,000	3.750		12/06/23	926,246
755,000	2.850		10/26/24	826,166
US Bancorp, MTN
775,000	3.000		03/15/22	805,790
550,000	3.700		01/30/24	606,947
370,000	3.600		09/11/24	411,388
465,000	3.100		04/27/26	521,800
705,000	3.900		04/26/28	849,586
400,000	3.000		07/30/29	443,011
US Bancorp, Series X
375,000	3.150		04/27/27	425,344

				99,149,132

Basic Industry – 1.2%
Air Products and Chemicals, Inc.
467,000	2.050		05/15/30	492,471
Dow Chemical Co. (The)
970,000	3.500		10/01/24	1,062,712
500,000	7.375		11/01/29	710,913
DuPont de Nemours, Inc.
500,000	2.169		05/01/23	511,785
240,000	4.205		11/15/23	265,624
530,000	4.493		11/15/25	616,595
100,000	5.419		11/15/48	134,708
Ecolab, Inc.
200,000	4.800		03/24/30	254,630
International Paper Co.
220,000	3.000		02/15/27	241,969
150,000	4.800		06/15/44	182,960
190,000	4.400		08/15/47	226,948
150,000	4.350		08/15/48	180,740
LYB International Finance BV
220,000	4.875		03/15/44	261,668
LYB International Finance III LLC
750,000	4.200		10/15/49	825,472
LyondellBasell Industries NV
200,000	5.750		04/15/24	231,499
200,000	4.625		02/26/55	228,333
Sherwin-Williams Co. (The)
500,000	3.450		06/01/27	567,755
260,000	4.500		06/01/47	330,420
Weyerhaeuser Co.
187,000	7.375		03/15/32	274,002

				7,601,204

Broadcasting – 0.7%
Discovery Communications LLC
158,000	2.950		03/20/23	166,773
463,000	3.950		03/20/28	527,771
300,000	5.000		09/20/37	356,654
808,000	5.200		09/20/47	971,172
Fox Corp.
990,000	4.030		01/25/24	1,094,970
990,000	4.709		01/25/29	1,190,328

				4,307,668

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Brokerage – 0.4%
BlackRock, Inc.
$150,000	3.500%		03/18/24	$165,485
550,000	2.400		04/30/30	600,501
Intercontinental Exchange, Inc.
50,000	4.000		10/15/23	55,097
635,000	3.750		12/01/25	723,503
200,000	2.650		09/15/40	203,732
290,000	4.250		09/21/48	365,827
Jefferies Financial Group, Inc.
275,000	5.500		10/18/23	303,277

				2,417,422

Building Materials – 0.0%
Stanley Black & Decker, Inc.(b) (US 5 Year CMT T-Note + 2.657%)
245,000	4.000		03/15/60	260,120

Capital Goods – 2.2%
3M Co.
650,000	3.250		08/26/49	739,795
3M Co., MTN
210,000	4.000		09/14/48	268,425
Carrier Global Corp.
980,000	2.722	(a)	02/15/30	1,031,023
500,000	3.377	(a)	04/05/40	518,471
Caterpillar Financial Services Corp.
520,000	1.700		08/09/21	527,278
Caterpillar Financial Services Corp., MTN
300,000	1.950		11/18/22	310,287
Caterpillar, Inc.
280,000	3.400		05/15/24	307,220
80,000	5.200		05/27/41	111,231
130,000	3.803		08/15/42	160,216
400,000	3.250		09/19/49	449,234
Deere & Co.
480,000	2.600		06/08/22	497,374
320,000	3.900		06/09/42	407,648
Eaton Corp.
650,000	2.750		11/02/22	682,872
GE Capital Funding LLC(a)
500,000	4.050		05/15/27	531,989
General Electric Co.
1,400,000	2.700		10/09/22	1,455,638
40,000	4.125		10/09/42	39,736
170,000	4.500		03/11/44	176,109
General Electric Co., GMTN
450,000	6.150		08/07/37	533,337
224,000	6.875		01/10/39	284,704
General Electric Co., MTN
800,000	6.750		03/15/32	999,600
354,000	5.875		01/14/38	409,853
Honeywell International, Inc.
895,000	2.500		11/01/26	985,843
Illinois Tool Works, Inc.
650,000	2.650		11/15/26	724,091
John Deere Capital Corp., MTN
250,000	2.800		03/06/23	265,138

Corporate Obligations – (continued)
Capital Goods – (continued)
Otis Worldwide Corp.(a)
290,000	3.112		02/15/40	312,467
Republic Services, Inc.
470,000	3.550		06/01/22	491,763
Waste Management, Inc.
250,000	4.100		03/01/45	306,658
Westinghouse Air Brake Technologies Corp.
100,000	3.450		11/15/26	105,886
260,000	4.950		09/15/28	299,932

				13,933,818

Communications – 5.1%
Charter Communications Operating LLC / Charter Communications Operating Capital
170,000	4.464		07/23/22	181,328
250,000	4.500		02/01/24	277,953
1,210,000	4.908		07/23/25	1,409,226
315,000	3.750		02/15/28	351,202
440,000	4.200		03/15/28	504,673
250,000	5.050		03/30/29	302,994
423,000	6.384		10/23/35	580,984
130,000	5.375		04/01/38	158,679
1,000,000	6.484		10/23/45	1,352,699
580,000	5.375		05/01/47	695,809
320,000	5.750		04/01/48	400,581
80,000	5.125		07/01/49	93,570
Comcast Corp.
700,000	3.125		07/15/22	735,773
1,616,000	3.700		04/15/24	1,793,001
295,000	3.375		02/15/25	327,974
100,000	3.375		08/15/25	112,248
200,000	3.150		03/01/26	224,114
900,000	4.150		10/15/28	1,088,452
550,000	4.250		10/15/30	681,363
645,000	4.250		01/15/33	807,025
260,000	7.050		03/15/33	400,593
390,000	4.200		08/15/34	486,998
420,000	3.200		07/15/36	471,594
140,000	3.900		03/01/38	168,338
600,000	4.600		10/15/38	770,724
855,000	3.250		11/01/39	949,186
80,000	4.650		07/15/42	104,612
400,000	4.750		03/01/44	530,908
230,000	3.400		07/15/46	256,844
550,000	3.969		11/01/47	668,377
742,000	4.700		10/15/48	1,002,327
400,000	3.999		11/01/49	486,644
205,000	4.049		11/01/52	252,237
471,000	4.950		10/15/58	677,945
NBCUniversal Media LLC
590,000	5.950		04/01/41	885,711
Omnicom Group, Inc. / Omnicom Capital, Inc.
700,000	3.650		11/01/24	773,261
400,000	3.600		04/15/26	450,450
Time Warner Cable LLC
70,000	6.550		05/01/37	94,237

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Communications – (continued)
Time Warner Cable LLC – (continued)
$470,000	7.300%	07/01/38	$673,295
360,000	6.750	06/15/39	504,044
180,000	5.875	11/15/40	228,249
250,000	5.500	09/01/41	307,099
Time Warner Entertainment Co. LP
470,000	8.375	03/15/23	556,385
100,000	8.375	07/15/33	155,985
TWDC Enterprises 18 Corp., GMTN
190,000	4.125	06/01/44	232,081
TWDC Enterprises 18 Corp., MTN
240,000	2.950	06/15/27	266,685
ViacomCBS, Inc.
1,180,000	4.950	01/15/31	1,412,612
960,000	4.200	05/19/32	1,094,082
100,000	5.850	09/01/43	124,167
100,000	4.950	05/19/50	117,151
Walt Disney Co. (The)
510,000	3.000	09/15/22	536,186
950,000	1.750	08/30/24	988,195
500,000	2.200	01/13/28	530,802
1,200,000	2.650	01/13/31	1,301,647
420,000	4.625	03/23/40	535,083
850,000	2.750	09/01/49	842,384
500,000	3.800	05/13/60	590,516

			32,507,282

Consumer Cyclical – 7.3%
Amazon.com, Inc.
347,000	2.400	02/22/23	364,887
370,000	2.800	08/22/24	403,046
380,000	3.800	12/05/24	430,613
18,000	5.200	12/03/25	22,092
30,000	3.150	08/22/27	34,346
170,000	4.800	12/05/34	233,484
275,000	3.875	08/22/37	345,927
344,000	4.950	12/05/44	490,303
1,045,000	4.050	08/22/47	1,358,997
500,000	2.500	06/03/50	510,341
330,000	4.250	08/22/57	450,811
American Honda Finance Corp., GMTN
347,000	1.700	09/09/21	351,554
Booking Holdings, Inc.
100,000	3.600	06/01/26	112,133
550,000	4.625	04/13/30	662,856
Costco Wholesale Corp.
684,000	2.300	05/18/22	707,880
400,000	3.000	05/18/27	450,625
200,000	1.375	06/20/27	204,765
490,000	1.750	04/20/32	505,624
Dollar Tree, Inc.
480,000	4.000	05/15/25	544,482
140,000	4.200	05/15/28	165,218
eBay, Inc.
250,000	2.600	07/15/22	258,576
250,000	2.750	01/30/23	262,892

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
eBay, Inc. – (continued)
50,000	3.450	08/01/24	54,986
100,000	3.600	06/05/27	112,767
General Motors Co.
500,000	4.875	10/02/23	546,955
340,000	5.000	10/01/28	379,813
674,000	6.600	04/01/36	806,093
500,000	6.250	10/02/43	583,269
628,000	5.400	04/01/48	684,897
200,000	5.950	04/01/49	237,524
General Motors Financial Co., Inc.
550,000	3.200	07/06/21	558,734
800,000	4.200	11/06/21	826,785
160,000	3.450	04/10/22	164,521
410,000	5.100	01/17/24	451,129
50,000	3.950	04/13/24	53,469
850,000	4.000	01/15/25	914,434
300,000	5.250	03/01/26	341,068
Global Payments, Inc.
410,000	3.200	08/15/29	450,118
Home Depot, Inc. (The)
70,000	2.625	06/01/22	72,761
138,000	2.700	04/01/23	145,686
500,000	3.750	02/15/24	553,514
50,000	3.350	09/15/25	56,394
55,000	3.000	04/01/26	62,143
630,000	2.125	09/15/26	680,401
410,000	2.800	09/14/27	456,185
500,000	3.900	12/06/28	597,651
430,000	5.875	12/16/36	646,025
180,000	5.950	04/01/41	273,061
830,000	4.400	03/15/45	1,072,269
200,000	4.250	04/01/46	256,960
290,000	3.900	06/15/47	354,606
220,000	4.500	12/06/48	294,463
200,000	3.125	12/15/49	220,959
130,000	3.500	09/15/56	155,457
Las Vegas Sands Corp.
150,000	3.500	08/18/26	153,120
Lowe’s Cos., Inc.
200,000	3.120	04/15/22	207,635
810,000	2.500	04/15/26	880,840
230,000	3.100	05/03/27	255,574
750,000	3.650	04/05/29	866,318
280,000	3.700	04/15/46	317,200
264,000	4.050	05/03/47	315,816
90,000	4.550	04/05/49	114,701
310,000	5.125	04/15/50	431,652
Mastercard, Inc.
350,000	2.000	03/03/25	373,198
70,000	2.950	11/21/26	79,396
290,000	3.650	06/01/49	348,761
200,000	3.850	03/26/50	253,459
McDonald’s Corp., MTN
800,000	3.350	04/01/23	858,105
600,000	3.500	03/01/27	681,631

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
McDonald’s Corp., MTN – (continued)
$350,000	3.800%		04/01/28	$408,323
150,000	3.600		07/01/30	174,261
443,000	4.700		12/09/35	567,783
320,000	4.875		12/09/45	417,870
320,000	4.450		09/01/48	400,536
100,000	4.200		04/01/50	122,472
NIKE, Inc.
288,000	2.375		11/01/26	314,037
150,000	3.250		03/27/40	170,190
140,000	3.875		11/01/45	170,290
200,000	3.375		03/27/50	229,719
Starbucks Corp.
322,000	3.800		08/15/25	366,315
400,000	4.000		11/15/28	472,570
500,000	2.550		11/15/30	530,597
570,000	4.500		11/15/48	699,260
Target Corp.
590,000	3.500		07/01/24	656,950
350,000	4.000		07/01/42	448,538
140,000	3.625		04/15/46	172,960
80,000	3.900		11/15/47	104,094
TJX Cos., Inc. (The)
450,000	3.875		04/15/30	534,033
100,000	4.500		04/15/50	127,861
Toyota Motor Credit Corp., GMTN
570,000	3.450		09/20/23	620,531
Toyota Motor Credit Corp., MTN
750,000	2.150		09/08/22	776,396
565,000	2.150		02/13/30	599,743
VF Corp.
1,200,000	2.050		04/23/22	1,228,694
Visa, Inc.
625,000	3.150		12/14/25	702,666
360,000	2.750		09/15/27	400,097
270,000	4.150		12/14/35	352,878
900,000	4.300		12/14/45	1,189,731
40,000	3.650		09/15/47	49,077
Walmart, Inc.
100,000	2.350		12/15/22	104,496
437,000	2.550		04/11/23	459,283
500,000	3.400		06/26/23	542,406
470,000	2.650		12/15/24	510,166
200,000	3.050		07/08/26	225,744
905,000	3.700		06/26/28	1,074,771
325,000	3.250		07/08/29	379,484
580,000	5.250		09/01/35	842,617
530,000	3.950		06/28/38	661,162
100,000	3.625		12/15/47	122,713
530,000	4.050		06/29/48	691,336
50,000	2.950		09/24/49	55,755

				46,752,360

Consumer Noncyclical – 8.2%
Abbott Laboratories
34,000	3.400		11/30/23	37,085
160,000	2.950		03/15/25	175,486

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Abbott Laboratories – (continued)
84,000	3.750		11/30/26	98,065
168,000	4.750		11/30/36	227,077
600,000	4.900		11/30/46	866,866
AbbVie, Inc.
1,000,000	2.900		11/06/22	1,050,455
337,000	3.600		05/14/25	375,782
190,000	3.200		05/14/26	212,016
1,430,000	2.950	(a)	11/21/26	1,575,836
525,000	4.250		11/14/28	624,672
1,540,000	3.200	(a)	11/21/29	1,711,888
609,000	4.500		05/14/35	753,978
150,000	4.300		05/14/36	179,257
500,000	4.050	(a)	11/21/39	590,473
210,000	4.400		11/06/42	252,881
250,000	4.450		05/14/46	301,412
495,000	4.875		11/14/48	636,101
1,325,000	4.250	(a)	11/21/49	1,623,186
Altria Group, Inc.
250,000	4.000		01/31/24	276,874
800,000	2.350		05/06/25	850,851
800,000	4.800		02/14/29	957,216
50,000	5.800		02/14/39	63,938
310,000	5.375		01/31/44	385,863
900,000	3.875		09/16/46	942,201
Amgen, Inc.
447,429	3.875		11/15/21	462,084
145,000	2.650		05/11/22	150,295
100,000	3.625		05/22/24	110,340
430,000	2.600		08/19/26	472,768
600,000	2.200		02/21/27	633,818
650,000	3.200		11/02/27	728,381
402,000	4.400		05/01/45	501,821
200,000	3.375		02/21/50	221,013
850,000	4.663		06/15/51	1,133,023
Becton Dickinson and Co.
500,000	2.894		06/06/22	518,535
300,000	3.700		06/06/27	339,780
260,000	4.685		12/15/44	323,337
320,000	4.669		06/06/47	398,422
Biogen, Inc.
307,000	3.625		09/15/22	326,724
690,000	4.050		09/15/25	795,961
80,000	2.250		05/01/30	82,506
470,000	5.200		09/15/45	645,164
Boston Scientific Corp.
600,000	3.750		03/01/26	688,622
Cardinal Health, Inc.
300,000	2.616		06/15/22	310,159
284,000	3.079		06/15/24	306,169
Centene Corp.
810,000	4.750		01/15/25	834,300
600,000	3.375		02/15/30	630,000
Eli Lilly and Co.
250,000	3.950		03/15/49	314,203
480,000	4.150		03/15/59	625,139

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Gilead Sciences, Inc.
$100,000	4.400%		12/01/21	$104,031
1,000,000	3.500		02/01/25	1,115,964
1,000,000	3.650		03/01/26	1,143,922
640,000	2.950		03/01/27	712,904
750,000	4.500		02/01/45	977,900
Johnson & Johnson
110,000	2.250		03/03/22	113,050
327,000	2.625		01/15/25	356,229
30,000	2.450		03/01/26	32,926
125,000	2.950		03/03/27	140,607
350,000	4.375		12/05/33	458,289
238,000	3.550		03/01/36	282,069
240,000	3.625		03/03/37	292,952
150,000	5.950		08/15/37	229,026
520,000	3.400		01/15/38	613,829
70,000	3.700		03/01/46	86,340
865,000	3.750		03/03/47	1,080,463
Medtronic, Inc.
492,000	4.375		03/15/35	646,163
274,000	4.625		03/15/45	384,643
Merck & Co., Inc.
40,000	2.350		02/10/22	41,213
400,000	2.900		03/07/24	431,825
435,000	2.750		02/10/25	474,914
400,000	3.400		03/07/29	467,132
150,000	3.900		03/07/39	183,960
50,000	4.150		05/18/43	63,532
840,000	3.700		02/10/45	1,023,989
255,000	4.000		03/07/49	324,803
Mylan NV
500,000	3.950		06/15/26	565,046
Mylan, Inc.
300,000	5.200		04/15/48	374,151
Pfizer, Inc.
40,000	2.200		12/15/21	40,964
657,000	2.950		03/15/24	711,078
125,000	2.750		06/03/26	138,900
50,000	3.000		12/15/26	56,870
300,000	3.450		03/15/29	350,714
330,000	7.200		03/15/39	551,678
240,000	2.550		05/28/40	251,682
280,000	4.400		05/15/44	362,538
130,000	4.125		12/15/46	164,572
420,000	4.200		09/15/48	541,011
320,000	4.000		03/15/49	411,074
Philip Morris International, Inc.
100,000	2.500		11/02/22	104,406
50,000	3.250		11/10/24	55,469
435,000	3.375		08/11/25	487,703
20,000	2.750		02/25/26	22,029
390,000	6.375		05/16/38	588,750
100,000	4.375		11/15/41	122,274
30,000	3.875		08/21/42	34,501
315,000	4.125		03/04/43	372,583
145,000	4.250		11/10/44	177,382

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Shire Acquisitions Investments Ireland DAC
900,000	2.875		09/23/23	959,574
750,000	3.200		09/23/26	841,194
Stryker Corp.
420,000	3.500		03/15/26	475,164
Thermo Fisher Scientific, Inc.
750,000	3.000		04/15/23	795,466
50,000	4.150		02/01/24	55,411
314,000	2.950		09/19/26	351,900
340,000	3.200		08/15/27	384,400
Upjohn, Inc.(a)
800,000	4.000		06/22/50	880,162
Walgreen Co.
50,000	3.100		09/15/22	52,444
Walgreens Boots Alliance, Inc.
550,000	3.300		11/18/21	565,168
174,000	3.800		11/18/24	192,645
350,000	3.450		06/01/26	384,535
250,000	4.800		11/18/44	275,222
Wyeth LLC
140,000	6.500		02/01/34	215,545
530,000	5.950		04/01/37	780,826
Zimmer Biomet Holdings, Inc.
320,000	3.550		04/01/25	355,978
Zoetis, Inc.
280,000	3.000		09/12/27	311,986
200,000	4.700		02/01/43	265,611

				52,733,304

Consumer Products – 0.4%
Procter & Gamble Co. (The)
638,000	3.100		08/15/23	692,322
655,000	2.450		11/03/26	723,221
980,000	3.000		03/25/30	1,134,958

				2,550,501

Electric – 2.3%
Berkshire Hathaway Energy Co.
500,000	3.700	(a)	07/15/30	595,555
267,000	6.125		04/01/36	384,457
120,000	5.150		11/15/43	164,264
50,000	4.500		02/01/45	63,392
200,000	3.800		07/15/48	235,939
200,000	4.250	(a)	10/15/50	255,553
Commonwealth Edison Co.
500,000	4.000		03/01/48	622,214
Consolidated Edison Co. of New York, Inc., Series 20B
250,000	3.950		04/01/50	302,637
Dominion Energy, Inc.
200,000	3.900		10/01/25	228,606
Dominion Energy, Inc., Series C
400,000	3.375		04/01/30	456,028
Duke Energy Corp.
680,000	1.800		09/01/21	689,518
500,000	2.650		09/01/26	545,016
375,000	3.750		09/01/46	433,049

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
Entergy Louisiana LLC
$100,000	4.000%	03/15/33	$124,892
450,000	4.200	09/01/48	578,598
Exelon Corp.
290,000	4.050	04/15/30	344,340
FirstEnergy Corp., Series C
400,000	4.850	07/15/47	494,370
Florida Power & Light Co.
200,000	2.850	04/01/25	219,753
350,000	3.950	03/01/48	443,871
MidAmerican Energy Co.
250,000	4.250	07/15/49	332,627
NextEra Energy Capital Holdings, Inc.
550,000	2.900	04/01/22	571,273
200,000	2.750	05/01/25	217,937
80,000	3.550	05/01/27	91,884
600,000	2.250	06/01/30	630,715
Pacific Gas and Electric Co.
1,000,000	4.550	07/01/30	1,108,756
500,000	3.300	08/01/40	473,339
200,000	3.950	12/01/47	190,171
Sempra Energy
275,000	3.250	06/15/27	303,263
300,000	3.400	02/01/28	334,571
550,000	4.000	02/01/48	632,102
Southern California Edison Co.
100,000	4.650	10/01/43	116,835
375,000	4.000	04/01/47	407,869
Southern California Edison Co., Series C
400,000	4.125	03/01/48	440,787
Southern Co. (The)
90,000	2.350	07/01/21	90,935
300,000	2.950	07/01/23	319,193
450,000	3.250	07/01/26	503,989
430,000	4.400	07/01/46	510,382
Virginia Electric and Power Co., Series A
290,000	3.150	01/15/26	324,003

			14,782,683

Energy – 5.9%
Baker Hughes a GE Co. LLC / Baker Hughes Co.-Obligor, Inc.
100,000	4.080	12/15/47	106,276
BP Capital Markets America, Inc.
200,000	3.245	05/06/22	209,317
200,000	2.750	05/10/23	212,582
450,000	3.790	02/06/24	494,790
150,000	3.224	04/14/24	162,159
100,000	3.194	04/06/25	110,218
300,000	3.410	02/11/26	335,902
50,000	3.119	05/04/26	55,329
360,000	3.017	01/16/27	393,319
720,000	4.234	11/06/28	858,656
200,000	3.633	04/06/30	230,607
550,000	3.000	02/24/50	538,792
Cheniere Corpus Christi Holdings LLC
500,000	7.000	06/30/24	582,400
220,000	5.875	03/31/25	255,475

Corporate Obligations – (continued)
Energy – (continued)
Cheniere Corpus Christi Holdings LLC – (continued)
300,000	5.125	06/30/27	339,000
Chevron Corp.
496,000	2.566	05/16/23	523,809
912,000	3.191	06/24/23	977,785
30,000	2.895	03/03/24	32,286
932,000	3.326	11/17/25	1,056,759
180,000	2.954	05/16/26	200,607
500,000	1.995	05/11/27	529,894
300,000	2.236	05/11/30	320,731
Concho Resources, Inc.
585,000	3.750	10/01/27	641,891
230,000	4.875	10/01/47	268,238
ConocoPhillips
100,000	6.500	02/01/39	152,003
ConocoPhillips Co.
280,000	4.950	03/15/26	337,668
Energy Transfer Operating LP
190,000	3.600	02/01/23	197,093
100,000	4.250	03/15/23	105,490
100,000	5.250	04/15/29	108,936
1,160,000	6.500	02/01/42	1,247,000
260,000	6.000	06/15/48	269,692
100,000	6.250	04/15/49	105,213
450,000	5.000	05/15/50	433,639
Enterprise Products Operating LLC
492,000	3.350	03/15/23	522,790
157,000	3.900	02/15/24	172,552
107,000	3.750	02/15/25	119,551
178,000	3.125	07/31/29	194,868
225,000	4.850	08/15/42	262,833
350,000	4.450	02/15/43	387,368
230,000	4.850	03/15/44	266,229
210,000	5.100	02/15/45	251,963
250,000	4.900	05/15/46	292,638
200,000	4.800	02/01/49	236,149
500,000	4.200	01/31/50	550,652
50,000	3.950	01/31/60	51,763
Enterprise Products Operating LLC(b), Series E
(3M USD LIBOR + 3.033%)
164,000	5.250	08/16/77	158,875
EOG Resources, Inc.
200,000	4.375	04/15/30	239,858
Exxon Mobil Corp.
220,000	2.397	03/06/22	226,245
500,000	1.571	04/15/23	515,623
875,000	2.019	08/16/24	921,067
525,000	3.043	03/01/26	584,606
150,000	3.294	03/19/27	170,355
300,000	2.995	08/16/39	319,997
260,000	3.567	03/06/45	291,582
880,000	4.114	03/01/46	1,064,995
1,000,000	3.095	08/16/49	1,053,275
210,000	4.327	03/19/50	267,354
Kinder Morgan Energy Partners LP
350,000	5.500	03/01/44	417,420

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Kinder Morgan Energy Partners LP, MTN
$200,000	6.950%		01/15/38	$268,079
Kinder Morgan, Inc.
180,000	3.150		01/15/23	189,900
600,000	4.300		06/01/25	680,594
408,000	4.300		03/01/28	471,725
320,000	5.550		06/01/45	396,342
325,000	5.050		02/15/46	387,984
Kinder Morgan, Inc., GMTN
270,000	7.750		01/15/32	383,238
Marathon Oil Corp.
100,000	2.800		11/01/22	101,845
300,000	4.400		07/15/27	306,613
Marathon Petroleum Corp.
340,000	4.500		05/01/23	370,600
1,000,000	3.625		09/15/24	1,077,592
340,000	6.500		03/01/41	436,900
MPLX LP
1,000,000	5.200		03/01/47	1,136,747
200,000	5.500		02/15/49	237,662
ONEOK, Inc.
680,000	3.100		03/15/30	645,613
Phillips 66
1,190,000	4.300		04/01/22	1,265,911
360,000	3.900		03/15/28	408,292
140,000	4.650		11/15/34	170,135
360,000	4.875		11/15/44	440,612
Sabine Pass Liquefaction LLC
300,000	6.250		03/15/22	321,600
100,000	5.625		04/15/23	110,650
100,000	5.750		05/15/24	115,000
500,000	5.625		03/01/25	585,000
240,000	5.000		03/15/27	273,900
140,000	4.200		03/15/28	154,350
1,100,000	4.500	(a)	05/15/30	1,265,000
Sunoco Logistics Partners Operations LP
150,000	5.350		05/15/45	143,354
200,000	5.400		10/01/47	193,926
Valero Energy Corp.
1,060,000	3.400		09/15/26	1,169,288
140,000	7.500		04/15/32	202,246
Williams Cos., Inc. (The)
1,030,000	3.600		03/15/22	1,070,636
500,000	3.700		01/15/23	529,797
100,000	4.000		09/15/25	111,922
100,000	3.750		06/15/27	110,359
100,000	6.300		04/15/40	125,936
100,000	4.850		03/01/48	115,750

				37,909,262

Financial Company – 0.7%
Air Lease Corp., MTN
300,000	2.300		02/01/25	294,489
Ally Financial, Inc.
510,000	8.000		11/01/31	694,988
GE Capital Funding LLC(a)
750,000	4.400		05/15/30	790,038

Corporate Obligations – (continued)
Financial Company – (continued)
GE Capital International Funding Co. Unlimited Co.
300,000	3.373		11/15/25	318,919
1,740,000	4.418		11/15/35	1,802,087
International Lease Finance Corp.
325,000	5.875		08/15/22	351,497

				4,252,018

Food and Beverage – 3.0%
Coca-Cola Co. (The)
475,000	2.875		10/27/25	527,217
880,000	2.250		09/01/26	957,976
400,000	3.450		03/25/30	479,194
500,000	1.650		06/01/30	516,388
340,000	2.500		06/01/40	354,056
330,000	2.600		06/01/50	335,762
220,000	2.750		06/01/60	224,574
Conagra Brands, Inc.
600,000	4.600		11/01/25	696,098
300,000	5.300		11/01/38	388,634
General Mills, Inc.
470,000	4.200		04/17/28	557,726
Keurig Dr Pepper, Inc.
578,000	4.057		05/25/23	631,700
210,000	4.597		05/25/28	254,039
Kraft Heinz Foods Co.
1,157,000	3.950		07/15/25	1,256,847
1,290,000	3.000		06/01/26	1,342,468
174,000	5.000		07/15/35	201,871
250,000	6.875		01/26/39	342,946
250,000	6.500		02/09/40	320,287
300,000	4.375		06/01/46	308,078
490,000	4.875	(a)	10/01/49	537,082
Molson Coors Beverage Co.
120,000	2.100		07/15/21	121,525
1,380,000	3.000		07/15/26	1,476,296
140,000	5.000		05/01/42	156,912
150,000	4.200		07/15/46	155,584
PepsiCo, Inc.
70,000	2.750		03/05/22	72,661
725,000	3.100		07/17/22	759,233
80,000	2.750		04/30/25	87,549
500,000	2.850		02/24/26	555,088
100,000	2.375		10/06/26	109,621
100,000	3.000		10/15/27	113,140
870,000	4.450		04/14/46	1,162,251
530,000	3.450		10/06/46	625,463
30,000	4.000		05/02/47	37,741
220,000	3.875		03/19/60	283,498
Sysco Corp.
400,000	3.300		07/15/26	433,671
860,000	3.250		07/15/27	923,529
400,000	5.950		04/01/30	505,358
200,000	6.600		04/01/50	276,012
Tyson Foods, Inc.
50,000	3.950		08/15/24	55,624
402,000	4.000		03/01/26	462,857

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Food and Beverage – (continued)
Tyson Foods, Inc. – (continued)
$350,000	3.550%	06/02/27	$396,381
110,000	4.550	06/02/47	139,224
300,000	5.100	09/28/48	412,935

			19,555,096

Hardware – 0.0%
Micron Technology, Inc.
90,000	4.185	02/15/27	103,050

Healthcare – 4.1%
Aetna, Inc.
300,000	2.800	06/15/23	317,660
400,000	3.500	11/15/24	440,668
140,000	6.625	06/15/36	199,919
Anthem, Inc.
350,000	3.500	08/15/24	384,429
50,000	3.350	12/01/24	55,104
720,000	3.650	12/01/27	825,135
90,000	4.625	05/15/42	113,006
250,000	4.650	01/15/43	316,067
75,000	4.650	08/15/44	96,316
595,000	4.375	12/01/47	751,412
300,000	3.125	05/15/50	317,431
Cigna Corp.
700,000	3.000	07/15/23	743,389
150,000	3.400	03/01/27	168,254
600,000	4.375	10/15/28	713,357
600,000	4.800	08/15/38	755,200
600,000	4.800	07/15/46	797,864
360,000	4.900	12/15/48	472,572
CVS Health Corp.
415,000	2.125	06/01/21	419,842
548,000	2.750	12/01/22	573,298
294,000	3.700	03/09/23	316,325
500,000	2.625	08/15/24	536,062
154,000	4.100	03/25/25	175,448
100,000	3.875	07/20/25	113,285
100,000	3.000	08/15/26	109,812
500,000	3.625	04/01/27	566,237
1,316,000	4.300	03/25/28	1,543,838
180,000	3.250	08/15/29	199,970
1,370,000	4.780	03/25/38	1,681,585
300,000	4.125	04/01/40	350,629
195,000	5.300	12/05/43	250,280
578,000	5.125	07/20/45	738,448
950,000	5.050	03/25/48	1,242,770
DH Europe Finance II Sarl
275,000	3.250	11/15/39	308,690
450,000	3.400	11/15/49	529,151
HCA, Inc.
320,000	4.750	05/01/23	351,600
470,000	5.000	03/15/24	531,687
270,000	5.250	04/15/25	315,225
300,000	5.250	06/15/26	354,375
425,000	4.500	02/15/27	486,094
354,000	4.125	06/15/29	409,224

Corporate Obligations – (continued)
Healthcare – (continued)
HCA, Inc. – (continued)
295,000	5.125	06/15/39	365,063
345,000	5.500	06/15/47	440,392
UnitedHealth Group, Inc.
400,000	2.875	03/15/22	413,125
359,000	2.875	03/15/23	381,253
420,000	3.750	07/15/25	480,199
480,000	3.100	03/15/26	538,380
580,000	3.450	01/15/27	659,872
200,000	3.850	06/15/28	235,649
700,000	2.875	08/15/29	783,046
120,000	4.625	07/15/35	159,209
225,000	5.800	03/15/36	325,659
140,000	6.875	02/15/38	226,812
200,000	4.250	03/15/43	256,347
300,000	4.750	07/15/45	410,005
180,000	4.200	01/15/47	226,515
130,000	3.750	10/15/47	154,643
270,000	4.450	12/15/48	357,312
500,000	3.875	08/15/59	624,669

			26,609,808

Insurance – 1.7%
American International Group, Inc.
450,000	4.875	06/01/22	484,530
365,000	3.750	07/10/25	409,794
715,000	3.900	04/01/26	819,810
300,000	3.875	01/15/35	345,831
552,000	4.500	07/16/44	652,661
American International Group, Inc.(b), Series A-9
(3M USD LIBOR + 2.868%)
275,000	5.750	04/01/48	301,813
Berkshire Hathaway Finance Corp.
10,000	5.750	01/15/40	15,041
460,000	4.200	08/15/48	579,922
610,000	4.250	01/15/49	793,210
Berkshire Hathaway, Inc.
520,000	3.125	03/15/26	582,450
90,000	4.500	02/11/43	118,962
Brighthouse Financial, Inc.
450,000	4.700	06/22/47	429,753
Chubb INA Holdings, Inc.
450,000	4.350	11/03/45	598,815
Equitable Holdings, Inc.
350,000	3.900	04/20/23	377,626
506,000	4.350	04/20/28	577,761
130,000	5.000	04/20/48	153,199
Marsh & McLennan Cos., Inc.
200,000	4.900	03/15/49	280,440
MetLife, Inc.
50,000	3.600	04/10/24	55,649
240,000	6.375	06/15/34	365,842
170,000	5.700	06/15/35	250,260
170,000	5.875	02/06/41	249,440
150,000	4.125	08/13/42	183,890
179,000	4.875	11/13/43	241,631
120,000	4.050	03/01/45	145,398

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Insurance – (continued)
MetLife, Inc. – (continued)
$100,000	4.600%		05/13/46	$132,132
Prudential Financial, Inc.
(3M USD LIBOR + 3.920%)
450,000	5.625	(b)	06/15/43	483,221
(3M USD LIBOR + 2.380%)
400,000	4.500	(b)	09/15/47	430,439
210,000	3.905		12/07/47	236,109
Prudential Financial, Inc., MTN
570,000	4.350		02/25/50	681,523

				10,977,152

Metals and Mining – 0.1%
Newmont Corp.
310,000	4.875		03/15/42	420,898

REITs and Real Estate – 1.0%
Boston Properties LP
520,000	3.850		02/01/23	555,788
375,000	3.650		02/01/26	418,092
60,000	2.750		10/01/26	64,793
150,000	4.500		12/01/28	177,923
500,000	3.250		01/30/31	545,698
Equinix, Inc.
350,000	2.625		11/18/24	375,844
520,000	5.375		05/15/27	571,350
350,000	3.200		11/18/29	387,826
GLP Capital LP / GLP Financing II, Inc.
475,000	5.375		04/15/26	527,782
300,000	5.300		01/15/29	333,870
Healthpeak Properties, Inc.
200,000	4.000		06/01/25	223,475
Prologis LP
450,000	4.250		08/15/23	498,033
50,000	3.750		11/01/25	57,294
Simon Property Group LP
500,000	3.375		10/01/24	541,406
130,000	3.300		01/15/26	142,295
200,000	3.375		12/01/27	216,780
100,000	3.250		09/13/49	95,360
Welltower, Inc.
60,000	4.000		06/01/25	67,545
185,000	4.250		04/15/28	209,502
200,000	3.100		01/15/30	210,812

				6,221,468

Revenue – 0.1%
CommonSpirit Health
100,000	2.760		10/01/24	104,502
120,000	3.347		10/01/29	126,751
250,000	4.350		11/01/42	276,806
Kaiser Foundation Hospitals
340,000	4.150		05/01/47	438,357

				946,416

Software – 1.9%
Fiserv, Inc.
300,000	2.250		06/01/27	318,863
500,000	2.650		06/01/30	540,017

Corporate Obligations – (continued)
Software – (continued)
Oracle Corp.
656,000	2.800		07/08/21	669,997
300,000	1.900		09/15/21	304,746
970,000	2.500		05/15/22	1,002,517
600,000	2.500		10/15/22	627,064
30,000	2.625		02/15/23	31,587
150,000	2.400		09/15/23	158,503
625,000	3.400		07/08/24	686,630
40,000	2.950		11/15/24	43,700
130,000	2.950		05/15/25	142,630
1,169,000	2.650		07/15/26	1,283,316
80,000	3.250		11/15/27	90,542
740,000	4.300		07/08/34	926,171
200,000	3.900		05/15/35	242,870
270,000	3.850		07/15/36	319,274
245,000	3.800		11/15/37	283,465
312,000	6.500		04/15/38	479,994
400,000	3.600		04/01/40	453,492
220,000	5.375		07/15/40	302,832
700,000	4.125		05/15/45	835,985
440,000	4.000		07/15/46	520,501
310,000	4.000		11/15/47	368,249
500,000	3.600		04/01/50	566,031
200,000	4.375		05/15/55	248,067
545,000	3.850		04/01/60	633,312

				12,080,355

Technology – 8.0%
Adobe, Inc.
180,000	2.150		02/01/27	193,355
400,000	2.300		02/01/30	432,208
Alphabet, Inc.
743,000	1.998		08/15/26	799,555
440,000	2.050		08/15/50	418,975
200,000	2.250		08/15/60	191,832
Apple, Inc.
165,000	1.550		08/04/21	166,908
1,680,000	2.500		02/09/22	1,731,329
1,688,000	2.100		09/12/22	1,746,199
30,000	3.000		02/09/24	32,398
589,000	3.450		05/06/24	652,299
425,000	2.850		05/11/24	459,560
350,000	2.450		08/04/26	383,600
210,000	3.000		06/20/27	237,241
355,000	2.900		09/12/27	399,914
410,000	3.000		11/13/27	464,563
680,000	4.500		02/23/36	906,191
687,000	3.850		05/04/43	844,114
10,000	4.450		05/06/44	13,397
200,000	3.450		02/09/45	233,817
380,000	4.375		05/13/45	502,255
690,000	4.650		02/23/46	943,922
494,000	3.850		08/04/46	610,499
480,000	4.250		02/09/47	628,768
50,000	3.750		11/13/47	60,742
420,000	2.950		09/11/49	457,379

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Technology – (continued)
Applied Materials, Inc.
$940,000	3.300%		04/01/27	$1,076,644
200,000	4.350		04/01/47	270,443
Broadcom Corp. / Broadcom Cayman Finance Ltd.
30,000	2.650		01/15/23	31,215
100,000	3.625		01/15/24	108,066
500,000	3.125		01/15/25	536,855
727,000	3.875		01/15/27	806,850
160,000	3.500		01/15/28	173,068
Broadcom, Inc.
150,000	3.625		10/15/24	164,777
360,000	4.250		04/15/26	407,955
497,000	3.459		09/15/26	541,845
530,000	4.750		04/15/29	619,563
1,000,000	5.000		04/15/30	1,180,713
500,000	4.150		11/15/30	560,393
300,000	4.300		11/15/32	345,210
Cisco Systems, Inc.
150,000	1.850		09/20/21	152,332
165,000	3.625		03/04/24	183,539
666,000	5.900		02/15/39	1,013,870
270,000	5.500		01/15/40	399,057
Dell International LLC / EMC Corp.
707,000	4.420	(a)	06/15/21	724,982
175,000	5.450	(a)	06/15/23	192,760
764,000	6.020	(a)	06/15/26	898,384
690,000	8.100	(a)	07/15/36	912,897
460,000	8.350	(a)	07/15/46	619,551
Fidelity National Information Services, Inc.
189,000	3.000		08/15/26	210,414
Fiserv, Inc.
500,000	3.800		10/01/23	547,787
1,100,000	3.500		07/01/29	1,253,649
HP, Inc.
268,000	6.000		09/15/41	330,144
Intel Corp.
420,000	2.875		05/11/24	454,713
378,000	3.700		07/29/25	430,770
200,000	2.600		05/19/26	220,317
440,000	3.150		05/11/27	495,724
700,000	2.450		11/15/29	760,877
290,000	4.100		05/19/46	363,309
320,000	4.100		05/11/47	405,398
95,000	3.734		12/08/47	113,528
850,000	3.250		11/15/49	954,160
300,000	4.750		03/25/50	414,699
100,000	4.950		03/25/60	145,298
International Business Machines Corp.
800,000	1.875		08/01/22	823,732
820,000	3.300		05/15/26	932,013
500,000	1.950		05/15/30	518,434
500,000	4.150		05/15/39	613,779
427,000	4.000		06/20/42	514,929
300,000	2.950		05/15/50	313,165
Lam Research Corp.
525,000	4.000		03/15/29	630,167
170,000	4.875		03/15/49	244,142

Corporate Obligations – (continued)
Technology – (continued)
Microsoft Corp.
900,000	1.550		08/08/21	910,328
410,000	2.400		02/06/22	422,062
662,000	2.375		02/12/22	681,559
450,000	2.000		08/08/23	471,610
97,000	2.875		02/06/24	104,764
665,000	2.700		02/12/25	728,121
160,000	2.400		08/08/26	175,170
115,000	3.300		02/06/27	131,767
360,000	3.500		02/12/35	443,497
450,000	3.450		08/08/36	541,044
13,000	4.100		02/06/37	16,863
280,000	3.500		11/15/42	334,846
810,000	3.700		08/08/46	1,017,695
1,491,000	2.525		06/01/50	1,580,178
347,000	3.950		08/08/56	451,341
968,000	2.675		06/01/60	1,019,880
NVIDIA Corp.
680,000	3.200		09/16/26	770,335
440,000	3.500		04/01/50	501,152
PayPal Holdings, Inc.
500,000	2.400		10/01/24	534,234
460,000	3.250		06/01/50	524,750
QUALCOMM, Inc.
276,000	2.900		05/20/24	297,661
360,000	3.250		05/20/27	407,087
200,000	4.650		05/20/35	271,423
620,000	4.800		05/20/45	847,876
200,000	4.300		05/20/47	255,980
Texas Instruments, Inc.
372,000	4.150		05/15/48	491,104
VMware, Inc.
400,000	2.950		08/21/22	417,480

				51,472,944

Transportation – 1.6%
Burlington Northern Santa Fe LLC
55,000	5.750		05/01/40	80,427
250,000	4.450		03/15/43	325,607
130,000	4.900		04/01/44	180,065
150,000	4.550		09/01/44	199,023
310,000	4.150		04/01/45	394,478
750,000	3.900		08/01/46	935,873
CSX Corp.
700,000	3.250		06/01/27	792,134
30,000	3.800		03/01/28	35,171
190,000	3.800		11/01/46	223,595
FedEx Corp.
1,000,000	3.800		05/15/25	1,131,321
340,000	3.100		08/05/29	374,964
260,000	4.400		01/15/47	298,144
700,000	4.950		10/17/48	877,783
Union Pacific Corp.
530,000	4.163		07/15/22	562,223
450,000	3.950		09/10/28	534,108
50,000	4.375		09/10/38	62,398
300,000	4.300		03/01/49	391,865

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Transportation – (continued)
Union Pacific Corp. – (continued)
$400,000	3.250%		02/05/50	$443,345
310,000	3.799		10/01/51	376,346
United Parcel Service, Inc.
1,000,000	2.450		10/01/22	1,044,216
260,000	3.400		03/15/29	301,838
330,000	3.750		11/15/47	393,747
200,000	5.300		04/01/50	296,841

				10,255,512

Wireless – 5.0%
American Tower Corp.
250,000	4.000		06/01/25	284,246
400,000	3.375		10/15/26	450,517
475,000	3.800		08/15/29	549,876
80,000	2.900		01/15/30	87,148
AT&T, Inc.
50,000	3.000		06/30/22	52,168
230,000	2.625		12/01/22	240,927
100,000	3.950		01/15/25	112,715
280,000	4.125		02/17/26	323,952
415,000	3.800		02/15/27	474,640
400,000	4.250		03/01/27	469,158
560,000	4.100		02/15/28	649,948
565,000	4.350		03/01/29	672,165
1,020,000	4.300		02/15/30	1,219,251
670,000	2.750		06/01/31	711,140
685,000	4.500		05/15/35	820,681
551,000	5.250		03/01/37	694,496
180,000	4.900		08/15/37	223,481
340,000	4.850		03/01/39	413,333
360,000	6.000		08/15/40	486,413
90,000	5.350		09/01/40	115,716
100,000	6.375		03/01/41	140,770
640,000	5.550		08/15/41	836,281
254,000	5.150		03/15/42	317,166
450,000	4.300		12/15/42	513,297
370,000	4.800		06/15/44	447,425
430,000	4.350		06/15/45	494,035
50,000	4.850		07/15/45	60,665
535,000	4.750		05/15/46	644,502
260,000	5.150		11/15/46	326,816
250,000	5.650		02/15/47	330,356
490,000	5.450		03/01/47	643,046
640,000	4.500		03/09/48	754,718
367,000	4.550		03/09/49	435,757
610,000	5.150		02/15/50	774,865
470,000	3.650		06/01/51	499,097
70,000	5.700		03/01/57	96,374
CC Holdings GS V LLC / Crown Castle GS III Corp.
450,000	3.849		04/15/23	486,084
Crown Castle International Corp.
340,000	5.250		01/15/23	376,695
60,000	3.150		07/15/23	64,128
210,000	4.450		02/15/26	243,707
130,000	3.650		09/01/27	147,439
100,000	3.250		01/15/51	104,369

Corporate Obligations – (continued)
Wireless – (continued)
T-Mobile USA, Inc.
700,000	3.500	(a)	04/15/25	773,874
1,200,000	3.875	(a)	04/15/30	1,376,934
600,000	4.375	(a)	04/15/40	725,977
400,000	4.500	(a)	04/15/50	492,294
Verizon Communications, Inc.
521,000	2.946		03/15/22	540,777
480,000	5.150		09/15/23	547,625
150,000	3.500		11/01/24	167,271
184,000	3.376		02/15/25	205,920
1,149,000	2.625		08/15/26	1,265,480
450,000	4.125		03/16/27	532,029
950,000	4.329		09/21/28	1,149,989
270,000	4.016		12/03/29	324,138
485,000	4.500		08/10/33	616,414
350,000	4.400		11/01/34	438,879
220,000	4.272		01/15/36	269,594
385,000	5.250		03/16/37	525,168
225,000	4.812		03/15/39	296,000
400,000	3.850		11/01/42	476,167
60,000	6.550		09/15/43	96,450
430,000	4.125		08/15/46	530,082
640,000	4.862		08/21/46	864,797
110,000	5.500		03/16/47	161,889
300,000	4.522		09/15/48	395,573
330,000	5.012		04/15/49	465,147
562,000	5.012		08/21/54	817,896
405,000	4.672		03/15/55	560,173

				32,406,100

TOTAL CORPORATE OBLIGATIONS
(Cost $469,991,278)				$505,171,409

Foreign Corporate Debt – 19.5%
Banks – 9.8%
Australia & New Zealand Banking Group Ltd., MTN (Australia)
$480,000	2.300%		06/01/21	$486,678
510,000	2.050		11/21/22	529,370
Australia & New Zealand Banking Group Ltd. (Australia)
280,000	2.550		11/23/21	287,803
Banco Santander SA (Spain)
800,000	3.848		04/12/23	859,723
800,000	2.706		06/27/24	851,002
400,000	3.800		02/23/28	439,519
400,000	3.306		06/27/29	437,392
Bank of Montreal, MTN (Canada)
120,000	1.900		08/27/21	121,989
1,100,000	2.900		03/26/22	1,144,326
200,000	2.550		11/06/22	209,183
Bank of Montreal(b) (Canada) (5 Year USD Swap + 1.432%)
400,000	3.803		12/15/32	444,500
Bank of Nova Scotia (The) (Canada)
850,000	2.000		11/15/22	879,724
945,000	3.400		02/11/24	1,032,083

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Barclays PLC (United Kingdom)
$200,000	3.684%		01/10/23	$207,484
(3M USD LIBOR + 1.400%)
400,000	4.610	(b)	02/15/23	421,023
(3M USD LIBOR + 1.356%)
700,000	4.338	(b)	05/16/24	758,625
890,000	3.650		03/16/25	970,734
1,160,000	4.375		01/12/26	1,322,106
400,000	4.836		05/09/28	445,470
330,000	5.250		08/17/45	453,736
400,000	4.950		01/10/47	542,966
BNP Paribas SA, MTN (France)
50,000	3.250		03/03/23	53,409
Canadian Imperial Bank of Commerce (Canada)
300,000	3.500		09/13/23	328,028
Cooperatieve Rabobank UA (Netherlands)
650,000	3.875		02/08/22	683,355
370,000	3.950		11/09/22	394,909
350,000	4.625		12/01/23	390,125
250,000	3.750		07/21/26	278,667
285,000	5.250		05/24/41	418,799
340,000	5.750		12/01/43	498,525
330,000	5.250		08/04/45	457,875
Credit Suisse AG (Switzerland)
670,000	3.000		10/29/21	690,940
Credit Suisse AG, MTN (Switzerland)
1,030,000	3.625		09/09/24	1,146,091
Credit Suisse Group AG(a) (b) (Switzerland)
(SOFR + 3.730%)
1,200,000	4.194		04/01/31	1,405,500
Credit Suisse Group Funding Guernsey Ltd. (Switzerland)
300,000	3.800		09/15/22	318,684
710,000	4.550		04/17/26	832,475
300,000	4.875		05/15/45	409,207
Deutsche Bank AG (Germany)
650,000	4.250		10/14/21	672,142
230,000	3.300		11/16/22	238,337
200,000	3.950		02/27/23	211,512
130,000	3.700		05/30/24	138,938
(SOFR + 2.581%)
500,000	3.961	(b)	11/26/25	536,991
Deutsche Bank AG, Series D (Germany)
310,000	5.000		02/14/22	325,333
Deutsche Bank AG, GMTN (Germany)
50,000	3.375		05/12/21	50,831
HSBC Holdings PLC (United Kingdom)
200,000	2.950		05/25/21	203,840
(3M USD LIBOR + 1.055%)
400,000	3.262	(b)	03/13/23	415,924
340,000	4.250		03/14/24	371,393
(3M USD LIBOR + 0.987%)
500,000	3.950	(b)	05/18/24	540,165
400,000	4.250		08/18/25	443,196
(3M USD LIBOR + 1.140%)
250,000	2.633	(b)	11/07/25	262,469
550,000	4.300		03/08/26	632,143
990,000	3.900		05/25/26	1,118,714

Foreign Corporate Debt – (continued)
Banks – (continued)
(3M USD LIBOR + 1.348%)
500,000	4.292	(b)	09/12/26	564,156
(3M USD LIBOR + 1.610%)
500,000	3.973	(b)	05/22/30	566,659
250,000	6.500		05/02/36	339,713
654,000	6.500		09/15/37	922,766
510,000	6.800		06/01/38	724,743
140,000	6.100		01/14/42	203,746
680,000	5.250		03/14/44	884,883
ING Groep NV (Netherlands)
228,000	3.150		03/29/22	236,941
390,000	4.100		10/02/23	429,890
200,000	3.950		03/29/27	230,428
490,000	4.550		10/02/28	596,929
330,000	4.050		04/09/29	392,205
Lloyds Banking Group PLC (United Kingdom)
250,000	3.000		01/11/22	258,511
1,120,000	4.050		08/16/23	1,226,511
200,000	3.900		03/12/24	219,961
200,000	4.500		11/04/24	220,671
(US 1 Year CMT T-Note + 3.500%)
200,000	3.870	(b)	07/09/25	220,402
300,000	4.582		12/10/25	338,293
525,000	3.750		01/11/27	591,566
640,000	4.375		03/22/28	754,604
200,000	5.300		12/01/45	274,435
200,000	4.344		01/09/48	246,988
Mitsubishi UFJ Financial Group, Inc. (Japan)
1,000,000	2.623		07/18/22	1,040,765
730,000	2.665		07/25/22	758,580
950,000	3.850		03/01/26	1,092,699
830,000	3.677		02/22/27	941,649
150,000	3.287		07/25/27	167,228
950,000	3.961		03/02/28	1,104,808
300,000	3.195		07/18/29	333,324
200,000	3.751		07/18/39	234,325
Mizuho Financial Group, Inc. (Japan)
300,000	2.273		09/13/21	305,343
690,000	2.601		09/11/22	717,915
200,000	2.839		09/13/26	219,004
740,000	4.018		03/05/28	855,150
National Australia Bank Ltd. (Australia)
1,050,000	2.500		07/12/26	1,143,050
National Australia Bank Ltd., GMTN (Australia)
550,000	2.500		05/22/22	570,140
Natwest Group PLC (United Kingdom)
(3M USD LIBOR + 1.480%)
960,000	3.498	(b)	05/15/23	1,002,132
245,000	6.100		06/10/23	271,433
(3M USD LIBOR + 1.762%)
685,000	4.269	(b)	03/22/25	752,347
(3M USD LIBOR + 1.754%)
345,000	4.892	(b)	05/18/29	411,018
(US 5 Year CMT T-Note + 2.100%)
650,000	3.754	(b)	11/01/29	686,291
(3M USD LIBOR + 1.905%)
500,000	5.076	(b)	01/27/30	608,669

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Royal Bank of Canada, GMTN (Canada)
$500,000	3.700%		10/05/23	$549,364
300,000	4.650		01/27/26	355,529
Santander UK PLC (United Kingdom)
1,000,000	2.875		06/18/24	1,075,371
Sumitomo Mitsui Financial Group, Inc. (Japan)
637,000	2.934		03/09/21	645,801
520,000	2.442		10/19/21	531,858
340,000	2.784		07/12/22	354,196
150,000	2.778		10/18/22	157,056
650,000	3.102		01/17/23	687,766
400,000	3.784		03/09/26	456,088
50,000	2.632		07/14/26	54,184
610,000	3.010		10/19/26	676,272
100,000	3.446		01/11/27	111,909
150,000	3.364		07/12/27	168,790
500,000	3.040		07/16/29	548,776
Toronto-Dominion Bank (The), MTN (Canada)
775,000	1.900		12/01/22	801,805
910,000	2.650		06/12/24	979,291
Westpac Banking Corp. (Australia)
415,000	2.000		08/19/21	422,040
100,000	2.500		06/28/22	104,030
800,000	3.650		05/15/23	868,879
300,000	3.300		02/26/24	327,204
330,000	2.850		05/13/26	366,299
120,000	2.700		08/19/26	132,734
400,000	3.400		01/25/28	465,604
300,000	2.650		01/16/30	332,317
(US 5 Year CMT T-Note + 2.000%)
100,000	4.110	(b)	07/24/34	113,674
Westpac Banking Corp.(b), GMTN (Australia)
(5 Year USD Swap + 2.236%)
510,000	4.322		11/23/31	577,623

				62,839,284

Beverages – 0.1%
Fomento Economico Mexicano SAB de CV (Mexico)
600,000	3.500		01/16/50	646,550

Brokerage – 0.1%
Brookfield Finance, Inc. (Canada)
600,000	4.700		09/20/47	704,090

Consumer Noncyclical – 1.8%
AstraZeneca PLC (United Kingdom)
200,000	2.375		06/12/22	206,853
460,000	3.375		11/16/25	516,830
20,000	3.125		06/12/27	22,294
280,000	4.000		01/17/29	334,858
330,000	6.450		09/15/37	510,125
80,000	4.375		11/16/45	105,486
160,000	4.375		08/17/48	215,361
BAT Capital Corp. (United Kingdom)
1,160,000	2.764		08/15/22	1,205,862
300,000	3.222		08/15/24	323,796
560,000	3.557		08/15/27	610,923
723,000	4.390		08/15/37	788,685
350,000	4.540		08/15/47	383,721

Foreign Corporate Debt – (continued)
Consumer Noncyclical – (continued)
GlaxoSmithKline Capital PLC (United Kingdom)
68,000	2.850		05/08/22	70,751
300,000	2.875		06/01/22	312,511
240,000	3.375		06/01/29	276,078
GlaxoSmithKline Capital, Inc. (United Kingdom)
532,000	2.800		03/18/23	564,310
272,000	3.875		05/15/28	321,268
397,000	6.375		05/15/38	610,550
Novartis Capital Corp. (Switzerland)
275,000	2.400		05/17/22	285,770
435,000	3.000		11/20/25	484,007
420,000	3.100		05/17/27	470,561
500,000	2.200		08/14/30	538,233
220,000	4.400		05/06/44	288,478
225,000	2.750		08/14/50	235,508
Reynolds American, Inc. (United Kingdom)
70,000	4.450		06/12/25	79,777
380,000	5.700		08/15/35	474,683
295,000	5.850		08/15/45	367,180
Takeda Pharmaceutical Co., Ltd. (Japan)
200,000	4.400		11/26/23	223,666
200,000	5.000		11/26/28	248,277
700,000	3.175		07/09/50	718,704

				11,795,106

Consumer Products – 0.1%
Unilever Capital Corp. (United Kingdom)
500,000	3.500		03/22/28	577,872

Electric – 0.2%
ABB Finance USA, Inc. (Switzerland)
600,000	3.800		04/03/28	703,813
Emera US Finance LP (Canada)
50,000	2.700		06/15/21	50,807
360,000	3.550		06/15/26	403,004
240,000	4.750		06/15/46	300,422

				1,458,046

Energy – 2.3%
BP Capital Markets PLC (United Kingdom)
1,160,000	3.561		11/01/21	1,202,406
20,000	2.500		11/06/22	20,834
90,000	3.994		09/26/23	99,304
290,000	3.814		02/10/24	319,598
520,000	3.535		11/04/24	575,745
200,000	3.279		09/19/27	222,851
Enbridge, Inc. (Canada)
120,000	4.000		10/01/23	130,727
850,000	3.125		11/15/29	917,696
Equinor ASA (Norway)
630,000	3.150		01/23/22	653,825
500,000	2.375		05/22/30	532,047
100,000	3.950		05/15/43	115,480
160,000	4.800		11/08/43	209,920
430,000	3.250		11/18/49	463,926
Shell International Finance BV (Netherlands)
425,000	1.750		09/12/21	431,506
180,000	3.250		05/11/25	200,793

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Energy – (continued)
Shell International Finance BV (Netherlands) – (continued)
$60,000	2.875%	05/10/26	$66,902
500,000	2.500	09/12/26	547,733
772,000	2.375	11/07/29	821,322
510,000	4.125	05/11/35	633,135
230,000	6.375	12/15/38	344,334
190,000	5.500	03/25/40	268,218
375,000	4.550	08/12/43	468,780
590,000	4.375	05/11/45	736,106
470,000	4.000	05/10/46	562,773
Total Capital Canada Ltd. (France)
25,000	2.750	07/15/23	26,696
Total Capital International SA (France)
350,000	3.700	01/15/24	386,532
125,000	3.750	04/10/24	138,647
530,000	3.455	02/19/29	609,014
700,000	3.127	05/29/50	739,166
Total Capital SA (France)
50,000	3.883	10/11/28	58,969
TransCanada PipeLines Ltd. (Canada)
390,000	4.250	05/15/28	449,420
50,000	4.625	03/01/34	60,275
260,000	6.200	10/15/37	352,422
200,000	7.625	01/15/39	308,682
160,000	6.100	06/01/40	214,900
190,000	4.875	05/15/48	245,966
500,000	5.100	03/15/49	671,870

			14,808,520

Financial Company – 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
500,000	2.875	08/14/24	479,545
150,000	3.650	07/21/27	139,608

			619,153

Food and Beverage – 1.9%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
785,000	3.650	02/01/26	889,698
750,000	4.700	02/01/36	895,833
1,550,000	4.900	02/01/46	1,923,154
Anheuser-Busch InBev Finance, Inc. (Belgium)
1,000,000	3.300	02/01/23	1,064,788
300,000	4.625	02/01/44	354,787
100,000	4.900	02/01/46	123,223
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
1,000,000	4.150	01/23/25	1,138,801
490,000	4.000	04/13/28	567,548
600,000	4.750	01/23/29	731,971
255,000	4.900	01/23/31	322,656
520,000	4.375	04/15/38	599,433
90,000	4.950	01/15/42	109,497
700,000	4.600	04/15/48	835,120
210,000	4.439	10/06/48	246,367
686,000	5.550	01/23/49	922,346
800,000	5.800	01/23/59	1,146,379

Foreign Corporate Debt – (continued)
Food and Beverage – (continued)
Diageo Capital PLC (United Kingdom)
400,000	2.125	04/29/32	415,944
Diageo Investment Corp. (United Kingdom)
50,000	2.875	05/11/22	52,152

			12,339,697

Insurance – 0.1%
AXA SA (France)
265,000	8.600	12/15/30	399,583
Manulife Financial Corp.(b) (Canada)
(5 Year USD Swap + 1.647%)
410,000	4.061	02/24/32	438,526

			838,109

Internet – 0.3%
Alibaba Group Holding Ltd. (China)
1,068,000	3.125	11/28/21	1,096,400
300,000	3.400	12/06/27	338,726
236,000	4.200	12/06/47	303,116
270,000	4.400	12/06/57	365,165

			2,103,407

Lodging – 0.1%
Sands China Ltd. (Macau)
228,000	4.600	08/08/23	243,675

Metals & Mining – 0.1%
BHP Billiton Finance USA Ltd. (Australia)
150,000	4.125	02/24/42	189,262
Rio Tinto Finance USA Ltd. (Australia)
80,000	7.125	07/15/28	113,577

			302,839

Metals and Mining – 0.2%
BHP Billiton Finance USA Ltd. (Australia)
350,000	5.000	09/30/43	497,077
Rio Tinto Finance USA Ltd. (Australia)
440,000	5.200	11/02/40	628,357
Rio Tinto Finance USA PLC (Australia)
80,000	4.125	08/21/42	101,751

			1,227,185

Mining – 0.4%
Barrick Gold Corp. (Canada)
340,000	5.250	04/01/42	465,559
Barrick North America Finance LLC (Canada)
50,000	5.700	05/30/41	70,635
170,000	5.750	05/01/43	248,138
Southern Copper Corp. (Peru)
230,000	7.500	07/27/35	343,586
150,000	6.750	04/16/40	220,004
240,000	5.250	11/08/42	307,328
190,000	5.875	04/23/45	264,177
Vale Overseas Ltd. (Brazil)
250,000	6.875	11/21/36	332,344
250,000	6.875	11/10/39	337,500

			2,589,271

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Oil Company-Exploration & Production – 0.3%
CNOOC Finance 2013 Ltd. (China)
$450,000	3.000%	05/09/23	$474,200
CNOOC Finance 2015 USA LLC (China)
305,000	4.375	05/02/28	359,932
CNOOC Petroleum North America ULC (China)
650,000	6.400	05/15/37	957,248

			1,791,380

Telecommunications – 0.3%
America Movil SAB de CV (Mexico)
214,000	3.125	07/16/22	223,200
935,000	3.625	04/22/29	1,060,182
340,000	6.125	03/30/40	494,462
250,000	4.375	04/22/49	315,892

			2,093,736

Wireless – 0.6%
Rogers Communications, Inc. (Canada)
105,000	4.300	02/15/48	131,296
150,000	4.350	05/01/49	186,160
250,000	3.700	11/15/49	287,281
Vodafone Group PLC (United Kingdom)
700,000	2.950	02/19/23	741,068
1,000,000	3.750	01/16/24	1,098,303
500,000	5.250	05/30/48	648,449
500,000	4.875	06/19/49	626,098
200,000	4.250	09/17/50	232,807

			3,951,462

Wirelines – 0.7%
British Telecommunications PLC (United Kingdom)
310,000	9.625	12/15/30	504,732
Deutsche Telekom International Finance BV (Germany)
618,000	8.750	06/15/30	972,016
Orange SA (France)
430,000	9.000	03/01/31	705,800
210,000	5.375	01/13/42	297,475
Telefonica Emisiones SA (Spain)
100,000	7.045	06/20/36	146,288
500,000	4.665	03/06/38	583,182
650,000	5.213	03/08/47	788,938
350,000	4.895	03/06/48	418,896

			4,417,327

TOTAL FOREIGN CORPORATE DEBT
(Cost $117,255,315)			$125,346,709

Principal Amount	Dividend Rate	Value

Investment Company – 1.0%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
$6,635,197	0.027%	$6,635,197
(Cost $6,635,197)

TOTAL INVESTMENTS – 99.1%
(Cost $593,881,790)		$637,153,315

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		5,424,679

NET ASSETS – 100.0%		$642,577,994

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2020.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	— Constant Maturity Treasury Index
GMTN	— Global Medium Term Note
LIBOR	— London Interbank Offered Rate
LP	— Limited Partnership
MTN	— Medium Term Note
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust
SOFR	— Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – 95.3%
U.S. Treasury Bills
$2,585,000	0.084%	10/08/20	$2,584,771
360,262,900	0.092	10/08/20	360,230,964
131,341,600	0.097	10/08/20	131,329,957
1,710,000	0.109	10/08/20	1,709,848
560,000	0.125	10/08/20	559,950
1,400,000	0.127	10/08/20	1,399,876
800,000	0.130	10/08/20	799,929
2,284,000	0.132	10/08/20	2,283,798
1,280,000	0.135	10/08/20	1,279,887
3,234,000	0.137	10/08/20	3,233,713
2,052,000	0.139	10/08/20	2,051,818
135,680,400	0.142	10/08/20	135,668,373
2,775,000	0.147	10/08/20	2,774,754
4,323,000	0.150	10/08/20	4,322,617
896,000	0.153	10/08/20	895,921
1,572,000	0.158	10/08/20	1,571,861
208,431,400	0.159	10/08/20	208,412,924
2,096,000	0.169	10/08/20	2,095,814
3,930,000	0.170	10/08/20	3,929,652
88,736,800	0.092	11/19/20	88,717,814
205,561,500	0.093	11/19/20	205,517,519
1,463,000	0.094	11/19/20	1,462,687
1,060,000	0.120	11/19/20	1,059,773
117,615,100	0.142	11/19/20	117,589,936
3,312,000	0.145	11/19/20	3,311,291
840,000	0.153	11/19/20	839,820
1,500,000	0.155	11/19/20	1,499,679
3,010,000	0.158	11/19/20	3,009,356
182,952,100	0.163	11/19/20	182,912,956
1,120,000	0.172	11/19/20	1,119,760
2,100,000	0.181	11/19/20	2,099,551
96,391,700	0.093	12/03/20	96,364,309
715,000	0.103	12/03/20	714,797
350,000	0.117	12/03/20	349,901
945,000	0.120	12/03/20	944,731
1,505,000	0.125	12/03/20	1,504,572
2,555,000	0.128	12/03/20	2,554,274
490,000	0.130	12/03/20	489,861
840,000	0.132	12/03/20	839,761
700,000	0.137	12/03/20	699,801
750,000	0.148	12/03/20	749,787
1,134,000	0.150	12/03/20	1,133,678
420,000	0.153	12/03/20	419,881
504,000	0.154	12/03/20	503,857
1,620,000	0.163	12/03/20	1,619,540
350,000	0.172	12/03/20	349,901
1,656,000	0.181	12/03/20	1,655,529
87,478,000	1.462	12/03/20	87,453,142
92,124,200	0.104	12/31/20	92,090,140
550,000	0.107	12/31/20	549,797
500,000	0.127	12/31/20	499,815
500,000	0.150	12/31/20	499,815
149,471,200	0.160	12/31/20	149,415,937
600,000	0.163	12/31/20	599,778
104,048,100	0.097	01/28/21	104,005,035
913,000	0.107	01/28/21	912,622

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
83,512,500	0.110	01/28/21	83,477,935
500,000	0.130	01/28/21	499,793
1,350,000	0.136	01/28/21	1,349,441
714,000	0.140	01/28/21	713,704
2,850,000	0.142	01/28/21	2,848,820
400,000	0.145	01/28/21	399,834
1,200,000	0.150	01/28/21	1,199,503
2,620,000	0.153	01/28/21	2,618,916
600,000	0.155	01/28/21	599,752
1,765,000	0.158	01/28/21	1,764,269
2,550,000	0.163	01/28/21	2,548,945
500,000	0.165	01/28/21	499,793
1,650,000	0.168	01/28/21	1,649,317
1,400,000	0.176	01/28/21	1,399,421
1,500,000	0.184	01/28/21	1,499,379
127,113,200	1.312	01/28/21	127,060,589
113,703,800	0.113	02/25/21	113,639,510
385,000	0.120	02/25/21	384,782
104,975,800	0.122	02/25/21	104,916,445
350,000	0.127	02/25/21	349,802
1,100,000	0.153	02/25/21	1,099,378
420,000	0.158	02/25/21	419,762
385,000	0.126	03/25/21	384,742
104,760,000	0.127	03/25/21	104,689,906
350,000	0.128	03/25/21	349,766
490,000	0.132	03/25/21	489,672
420,000	0.147	03/25/21	419,719
350,000	0.152	03/25/21	349,766
490,000	0.155	03/25/21	489,672
32,002,800	0.107	04/22/21	31,977,945
440,000	0.129	04/22/21	439,658
630,000	0.137	04/22/21	629,511
405,000	0.138	04/22/21	404,685
885,000	0.145	04/22/21	884,313
120,000	0.146	04/22/21	119,907
210,000	0.150	04/22/21	209,837
49,307,200	0.152	04/22/21	49,268,905
300,000	0.155	04/22/21	299,767
1,065,000	0.157	04/22/21	1,064,173
336,000	0.162	04/22/21	335,739
35,293,700	0.166	04/22/21	35,266,289
990,000	0.168	04/22/21	989,231
110,000	0.128	05/20/21	109,919
100,000	0.134	05/20/21	99,927
120,000	0.148	05/20/21	119,912
240,000	0.150	05/20/21	239,824
210,000	0.160	05/20/21	209,846
330,000	0.165	05/20/21	329,758
380,000	0.168	05/20/21	379,721
28,708,500	0.174	05/20/21	28,687,426
300,000	0.180	05/20/21	299,780
91,382,300	0.108	07/15/21	91,281,716
38,210,600	0.109	07/15/21	38,168,542
38,114,500	0.118	08/12/21	38,064,276

TOTAL U.S. TREASURY BILLS
(Cost $2,900,175,766)			$2,901,189,770

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – 4.7%
U.S. Treasury Notes
$59,427,500	2.125%	05/31/21	$60,302,507
81,899,400	2.625	06/15/21	83,499,148

TOTAL U.S. TREASURY NOTES
(Cost $143,802,705)			$143,801,655

TOTAL INVESTMENTS – 100.0%
(Cost $3,043,978,471)			$3,044,991,425

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%			404,851

NET ASSETS – 100.0%			$3,045,396,276

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 35.6%
FHLMC REMIC Series 2003-2682, Class FB(a) (1M USD LIBOR + 0.900%)
$306,400	1.062%	10/15/33	$313,357
FHLMC REMIC Series 2003-2711, Class FA(a) (1M USD LIBOR + 1.000%)
374,204	1.162	11/15/33	383,604
FHLMC REMIC Series 2005-3033, Class FG(a) (1M USD LIBOR + 0.350%)
872,265	0.512	09/15/35	878,710
FHLMC REMIC Series 2007-3298, Class FC(a) (1M USD LIBOR + 0.420%)
462,472	0.582	04/15/37	465,984
FHLMC REMIC Series 2007-3314, Class FC(a) (1M USD LIBOR + 0.400%)
42,963	0.562	12/15/36	43,325
FHLMC REMIC Series 2007-3314, Class FE(a) (1M USD LIBOR + 0.270%)
1,466,833	0.432	05/15/37	1,463,534
FHLMC REMIC Series 2007-3316, Class FB(a) (1M USD LIBOR + 0.300%)
1,085,498	0.462	08/15/35	1,090,332
FHLMC REMIC Series 2007-3371, Class FA(a) (1M USD LIBOR + 0.600%)
185,622	0.762	09/15/37	188,628
FHLMC REMIC Series 2009-3593, Class CF(a) (1M USD LIBOR + 0.600%)
2,253,738	0.762	02/15/36	2,288,640
FHLMC REMIC Series 2011-3895, Class FM(a) (1M USD LIBOR + 0.350%)
384,420	0.512	12/15/40	384,883
FHLMC REMIC Series 2012-4040, Class FW(a) (1M USD LIBOR + 0.370%)
793,360	0.532	05/15/32	795,553
FHLMC REMIC Series 2012-4068, Class UF(a) (1M USD LIBOR + 0.500%)
431,661	0.662	06/15/42	434,907
FHLMC REMIC Series 2012-4098, Class MF(a) (1M USD LIBOR + 0.300%)
655,201	0.462	11/15/41	654,923
FHLMC REMIC Series 2013-4203, Class QF(a) (1M USD LIBOR + 0.250%)
1,981,434	0.412	05/15/43	1,982,764
FHLMC REMIC Series 2013-4248, Class FL(a) (1M USD LIBOR + 0.450%)
147,022	0.612	05/15/41	148,403
FHLMC REMIC Series 2013-4263, Class FB(a) (1M USD LIBOR + 0.400%)
106,606	0.562	11/15/43	107,549
FHLMC REMIC Series 2013-4272, Class FD(a) (1M USD LIBOR + 0.350%)
116,976	0.512	11/15/43	117,581
FHLMC REMIC Series 2018-4818, Class FC(a) (1M USD LIBOR + 0.300%)
762,061	0.462	04/15/48	761,685
FHLMC REMIC Series 2019-4897, Class F(a) (1M USD LIBOR + 0.400%)
2,273,961	0.562	07/15/49	2,291,772

Mortgage-Backed Securities – (continued)
FHLMC REMIC Series 2019-4903, Class F(a) (1M USD LIBOR + 0.450%)
661,740	0.612	09/15/48	666,847
FHLMC STRIPS Series 2006-239, Class F22(a) (1M USD LIBOR + 0.350%)
299,042	0.512	08/15/36	300,940
FHLMC STRIPS Series 2006-239, Class F30(a) (1M USD LIBOR + 0.300%)
747,604	0.462	08/15/36	751,850
FNMA REMIC Series 2004-54, Class FL(a) (1M USD LIBOR + 0.400%)
194,318	0.575	07/25/34	195,772
FNMA REMIC Series 2004-54, Class FN(a) (1M USD LIBOR + 0.450%)
477,894	0.625	07/25/34	482,503
FNMA REMIC Series 2005-120, Class FE(a) (1M USD LIBOR + 0.520%)
646,708	0.695	01/25/36	656,102
FNMA REMIC Series 2005-87, Class FE(a) (1M USD LIBOR + 0.450%)
751,693	0.625	10/25/35	759,231
FNMA REMIC Series 2006-16, Class FC(a) (1M USD LIBOR + 0.300%)
211,452	0.475	03/25/36	212,306
FNMA REMIC Series 2006-36, Class FB(a) (1M USD LIBOR + 0.300%)
118,838	0.475	05/25/36	119,361
FNMA REMIC Series 2006-42, Class PF(a) (1M USD LIBOR + 0.410%)
176,476	0.585	06/25/36	178,114
FNMA REMIC Series 2006-61, Class FD(a) (1M USD LIBOR + 0.360%)
293,506	0.535	07/25/36	295,531
FNMA REMIC Series 2006-79, Class DF(a) (1M USD LIBOR + 0.350%)
675,630	0.525	08/25/36	680,298
FNMA REMIC Series 2006-88, Class AF(a) (1M USD LIBOR + 0.460%)
552,194	0.635	09/25/36	558,708
FNMA REMIC Series 2007-35, Class PF(a) (1M USD LIBOR + 0.250%)
121,591	0.425	04/25/37	121,983
FNMA REMIC Series 2007-67, Class FB(a) (1M USD LIBOR + 0.320%)
767,516	0.495	07/25/37	771,301
FNMA REMIC Series 2008-1, Class CF(a) (1M USD LIBOR + 0.700%)
75,621	0.875	02/25/38	76,589
FNMA REMIC Series 2009-110, Class FG(a) (1M USD LIBOR + 0.750%)
394,032	0.925	01/25/40	401,394
FNMA REMIC Series 2010-113, Class FA(a) (1M USD LIBOR + 0.400%)
263,088	0.575	10/25/40	265,229
FNMA REMIC Series 2010-116, Class FE(a) (1M USD LIBOR + 0.400%)
324,600	0.575	10/25/40	327,212

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
FNMA REMIC Series 2010-141, Class FB(a) (1M USD LIBOR + 0.470%)
$197,017	0.645%	12/25/40	$199,102
FNMA REMIC Series 2010-15, Class FJ(a) (1M USD LIBOR + 0.930%)
606,542	1.105	06/25/36	619,132
FNMA REMIC Series 2010-39, Class FE(a) (1M USD LIBOR + 0.770%)
978,531	0.945	06/25/37	996,695
FNMA REMIC Series 2010-39, Class FG(a) (1M USD LIBOR + 0.920%)
396,156	1.095	03/25/36	406,926
FNMA REMIC Series 2010-46, Class WF(a) (1M USD LIBOR + 0.750%)
3,308,811	0.925	05/25/40	3,388,552
FNMA REMIC Series 2010-49, Class FB(a) (1M USD LIBOR + 0.750%)
305,145	0.925	05/25/40	311,301
FNMA REMIC Series 2011-5, Class PF(a) (1M USD LIBOR + 0.600%)
669,166	0.775	11/25/40	671,605
FNMA REMIC Series 2011-53, Class FT(a) (1M USD LIBOR + 0.580%)
270,655	0.755	06/25/41	275,126
FNMA REMIC Series 2011-87, Class FJ(a) (1M USD LIBOR + 0.550%)
490,135	0.725	09/25/41	495,241
FNMA REMIC Series 2012-101, Class FC(a) (1M USD LIBOR + 0.500%)
276,145	0.675	09/25/42	278,261
FNMA REMIC Series 2012-14, Class BF(a) (1M USD LIBOR + 0.600%)
1,949,504	0.775	03/25/42	1,986,358
FNMA REMIC Series 2012-37, Class BF(a) (1M USD LIBOR + 0.500%)
253,327	0.675	12/25/35	256,360
FNMA REMIC Series 2013-10, Class KF(a) (1M USD LIBOR + 0.300%)
177,167	0.475	02/25/43	177,616
FNMA REMIC Series 2013-130, Class FB(a) (1M USD LIBOR + 0.450%)
220,843	0.625	01/25/44	222,784
FNMA REMIC Series 2013-19, Class DF(a) (1M USD LIBOR + 0.300%)
2,028,714	0.475	09/25/41	2,033,677
FNMA REMIC Series 2013-2, Class QF(a) (1M USD LIBOR + 0.500%)
135,360	0.675	02/25/43	136,796
FNMA REMIC Series 2014-17, Class FE(a) (1M USD LIBOR + 0.550%)
1,903,294	0.725	04/25/44	1,926,668
FNMA REMIC Series 2015-27, Class KF(a) (1M USD LIBOR + 0.300%)
185,923	0.475	05/25/45	186,779
FNMA REMIC Series 2015-87, Class BF(a) (1M USD LIBOR + 0.300%)
707,833	0.475	12/25/45	710,581

Mortgage-Backed Securities – (continued)
FNMA REMIC Series 2016-49, Class EF(a) (1M USD LIBOR + 0.400%)
1,647,052	0.575	08/25/46	1,661,145
FNMA REMIC Series 2017-91, Class GF(a) (1M USD LIBOR + 0.350%)
4,137,168	0.525	11/25/47	4,156,730
GNMA Series 2004-59, Class FP(a) (1M USD LIBOR + 0.300%)
674,567	0.462	08/16/34	678,449
GNMA Series 2004-70, Class FH(a) (1M USD LIBOR + 0.400%)
2,758,192	0.558	07/20/34	2,783,731
GNMA Series 2005-4, Class FA(a) (1M USD LIBOR + 0.370%)
638,234	0.532	01/16/35	643,486
GNMA Series 2007-59, Class FA(a) (1M USD LIBOR + 0.500%)
202,545	0.658	10/20/37	205,502
GNMA Series 2011-11, Class FA(a) (1M USD LIBOR + 0.500%)
1,490,741	0.658	01/20/41	1,507,192
GNMA Series 2013-64, Class KF(a) (1M USD LIBOR + 0.250%)
2,238,590	0.408	04/20/43	2,247,838
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class ASB
728,390	3.540	08/15/48	771,455
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A3
265,842	2.655	02/15/46	269,715
WFRBS Commercial Mortgage Trust Series 2012-C10, Class A3
537,000	2.875	12/15/45	553,395

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $52,855,566)			$53,375,603

Asset- Backed Securities – 20.9%
Access to Loans for Learning Student Loan Corp., Series 2012-1, Class A(a) (1M USD LIBOR + 0.700%)
$28,839	0.875%	07/25/36	$28,183
Ally Master Owner Trust, Series 2018-1, Class A2
295,000	2.700	01/17/23	297,513
American Express Credit Account Master Trust, Series 2017-2, Class A(a) (1M USD LIBOR + 0.450%)
135,000	0.612	09/16/24	135,639
American Express Credit Account Master Trust, Series 2019-3, Class A
1,070,000	2.000	04/15/25	1,105,128
AMMC CLO Ltd., Series 2017-14A, Class A1LR(a)(b) (3M USD LIBOR + 1.250%) (Cayman Islands)
1,000,000	1.495	07/25/29	994,562
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR(a)(b) (3M USD LIBOR + 0.830%) (Cayman Islands)
212,404	1.110	11/17/27	209,791
Atrium XII, Series 2017-12A, Class AR(a)(b) (3M USD LIBOR + 0.830%) (Cayman Islands)
262,008	1.088	04/22/27	260,578
BA Credit Card Trust, Series 2018-A3, Class A3
500,000	3.100	12/15/23	512,194
Barings CLO Ltd., Series 2018-3A, Class A1(a)(b) (3M USD LIBOR + 0.950%) (Cayman Islands)
500,000	1.222	07/20/29	497,649

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
BlueMountain CLO Ltd., Series 2016-1A, Class A1R(a)(b) (3M USD LIBOR + 1.330%) (Cayman Islands)
$148,530	1.596%	04/13/27	$148,544
BlueMountain CLO Ltd., Series 2017-2A, Class A1R(a)(b) (3M USD LIBOR + 1.180%) (Cayman Islands)
992,368	1.438	10/22/30	987,034
BlueMountain CLO Ltd., Series 2018-2A, Class A1R(a)(b) (3M USD LIBOR + 0.930%) (Cayman Islands)
691,803	1.202	07/18/27	687,251
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16(a) (3M USD LIBOR + 0.200%)
155,794	0.497	06/25/26	154,792
Brazos Higher Education Authority, Inc., Series 2006-2, Class A10(a) (3M USD LIBOR + 0.120%)
957,665	0.417	06/25/26	944,950
Brazos Higher Education Authority, Inc., Series 2010-1, Class A1(a) (3M USD LIBOR + 0.900%)
89,454	1.150	05/25/29	89,013
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2(a) (3M USD LIBOR + 0.800%)
625,277	1.050	02/25/30	622,604
Brazos Higher Education Authority, Inc., Series 2011-2, Class A2(a) (3M USD LIBOR + 0.850%)
97,875	1.095	07/25/29	97,153
California Street CLO XII Ltd., Series 2013-12A, Class AR(a)(b) (3M USD LIBOR + 1.030%) (Cayman Islands)
402,303	1.305	10/15/25	401,496
Capital One Multi-Asset Execution Trust, Series 2016-A7, Class A7(a) (1M USD LIBOR + 0.510%)
300,000	0.672	09/16/24	301,348
Carlyle Global Market Strategies CLO Ltd., Series 2018-2A, Class A1R(a)(b) (3M USD LIBOR + 0.780%) (Cayman Islands)
374,568	1.025	04/27/27	371,963
Cedar Funding II CLO Ltd., Series 2017-1A, Class A1R(a)(b) (3M USD LIBOR + 1.230%) (Cayman Islands)
250,000	1.543	06/09/30	249,643
Chase Issuance Trust, Series 2020-A1, Class A1
400,000	1.530	01/15/25	411,267
Crown Point CLO 5 Ltd., Series 2018-5A, Class A(a)(b) (3M USD LIBOR + 0.940%) (Cayman Islands)
296,127	1.213	07/17/28	294,063
Crown Point CLO 6 Ltd., Series 2018-6A, Class A1(a)(b) (3M USD LIBOR + 1.170%) (Cayman Islands)
294,706	1.442	10/20/28	293,409
Discover Card Execution Note Trust, Series 2017-A7, Class A7(a) (1M USD LIBOR + 0.360%)
150,000	0.522	04/15/25	150,235
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR(a)(b) (3M USD LIBOR + 0.900%) (Cayman Islands)
269,551	1.175	10/15/27	268,071
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR(a)(b) (3M USD LIBOR + 0.900%) (Cayman Islands)
250,000	1.175	04/15/29	248,039
Edsouth Indenture No 2 LLC, Series 2012-1, Class A1(a)(b) (1M USD LIBOR + 1.150%)
327,774	1.325	09/25/40	327,083

Asset- Backed Securities – (continued)
Edsouth Indenture No 3 LLC, Series 2012-2, Class A(a)(b) (1M USD LIBOR + 0.730%)
56,018	0.905	04/25/39	55,183
Educational Funding of the South, Inc., Series 2011-1, Class A2(a) (3M USD LIBOR + 0.650%)
795,341	0.895	04/25/35	794,250
Evergreen Credit Card Trust, Series 2019-1, Class A(a)(b) (1M USD LIBOR + 0.480%) (Canada)
500,000	0.642	01/15/23	500,341
Ford Credit Auto Owner Trust, Series 2017-1, Class A(b)
1,450,000	2.620	08/15/28	1,492,370
Gallatin CLO VIII Ltd., Series 2017-1A, Class A(a)(b) (3M USD LIBOR + 1.300%) (Cayman Islands)
579,098	1.575	07/15/27	577,905
GCO Education Loan Funding Trust, Series 2006-1, Class A10L(a) (3M USD LIBOR + 0.190%)
699,258	0.550	02/27/28	693,379
Goal Capital Funding Trust, Series 2010-1, Class A(a)(b) (3M USD LIBOR + 0.700%)
389,589	0.950	08/25/48	382,857
Golden Credit Card Trust, Series 2018-1A, Class A(b) (Canada)
100,000	2.620	01/15/23	100,873
Higher Education Funding I, Series 2014-1, Class A(a)(b) (3M USD LIBOR + 1.050%)
1,053,687	1.300	05/25/34	1,053,686
Honda Auto Receivables Owner Trust, Series 2019-4, Class A3
1,000,000	1.830	01/18/24	1,025,113
Jamestown CLO IX Ltd., Series 2016-9A, Class A1AR(a)(b) (3M USD LIBOR + 1.170%) (Cayman Islands)
850,000	1.442	10/20/28	845,710
KnowledgeWorks Foundation, Series 2010-1, Class A(a) (3M USD LIBOR + 0.950%)
393,584	1.200	02/25/42	386,735
Madison Park Funding XI Ltd., Series 2017-11A, Class X(a)(b) (3M USD LIBOR + 0.900%) (Cayman Islands)
56,250	1.156	07/23/29	56,268
Nelnet Student Loan Trust, Series 2014-2A, Class A2(a)(b) (1M USD LIBOR + 0.600%)
656,843	0.775	03/25/30	640,364
Nelnet Student Loan Trust, Series 2014-4A, Class A1(a)(b) (1M USD LIBOR + 0.540%)
769,105	0.715	11/27/39	758,646
Nelnet Student Loan Trust, Series 2016-1A, Class A(a)(b) (1M USD LIBOR + 0.800%)
610,171	0.975	09/25/65	603,703
Neuberger Berman CLO XX Ltd., Series 2017-20A, Class AR(a)(b) (3M USD LIBOR + 0.800%) (Cayman Islands)
236,815	1.075	01/15/28	235,224
Nissan Auto Lease Trust, Series 2020-A, Class A3
165,000	1.840	01/17/23	168,201
Northstar Education Finance, Inc., Series 2012-1, Class A(a)(b) (1M USD LIBOR + 0.700%)
173,593	0.875	12/26/31	170,294
Octagon Investment Partners 25 Ltd., Series 2015-1A, Class AR(a)(b) (3M USD LIBOR + 0.800%) (Cayman Islands)
426,739	1.072	10/20/26	424,316

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Asset- Backed Securities – (continued)
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class A1R(a)(b) (3M USD LIBOR + 0.850%) (Cayman Islands)
$433,377	1.125%		07/15/27	$429,520
Pennsylvania Higher Education Assistance Agency, Series 2009-1, Class A1(a) (3M USD LIBOR + 0.900%)
156,378	1.168		07/25/29	155,995
Recette CLO Ltd., Series 2015-1A, Class AR(a)(b) (3M USD LIBOR + 0.920%) (Cayman Islands)
159,381	1.192		10/20/27	158,650
Rhode Island Student Loan Authority, Series 2012-1, Class A1(a) (1M USD LIBOR + 0.900%)
164,548	1.055		07/01/31	163,734
Rhode Island Student Loan Authority, Series 2014-1, Class A1(a) (1M USD LIBOR + 0.700%)
227,199	0.856		10/02/28	224,847
SLC Student Loan Trust, Series 2005-3, Class A3(a) (3M USD LIBOR + 0.120%)
204,093	0.433		06/15/29	202,445
SLC Student Loan Trust, Series 2005-5, Class A4(a) (3M USD LIBOR + 0.140%)
375,514	0.385		10/25/28	371,935
SLC Student Loan Trust, Series 2007-1, Class A4(a) (3M USD LIBOR + 0.060%)
1,062,080	0.340		05/15/29	1,032,291
SLC Student Loan Trust, Series 2010-1, Class A(a) (3M USD LIBOR + 0.875%)
494,781	1.125		11/25/42	491,564
SLM Student Loan Trust, Series 2003-11, Class A6(a)(b) (3M USD LIBOR + 0.550%)
187,044	0.863		12/15/25	185,860
SLM Student Loan Trust, Series 2003-14, Class A6(a) (3M USD LIBOR + 0.300%)
303,643	0.545		07/25/25	296,143
SLM Student Loan Trust, Series 2004-1, Class A4(a) (3M USD LIBOR + 0.260%)
382,981	0.505		10/27/25	379,633
SLM Student Loan Trust, Series 2005-7, Class A4(a) (3M USD LIBOR + 0.150%)
333,957	0.395		10/25/29	325,383
Sound Point CLO Ltd., Series 2016-3A, Class AR(a)(b) (3M USD LIBOR + 1.150%) (Cayman Islands)
400,000	1.406		01/23/29	397,130
South Carolina Student Loan Corp., Series 2014-1, Class A1(a) (1M USD LIBOR + 0.750%)
472,809	0.905		05/01/30	469,238
TICP CLO Ltd., Series 2019-6A, Class AR(a)(b) (3M USD LIBOR + 1.200%) (Cayman Islands)
750,000	1.475		01/15/29	748,518
Toyota Auto Receivables Owner Trust, Series 2017-C, Class A4
300,000	1.980		12/15/22	303,364
TRESTLES CLO Ltd., Series 2017-1A, Class A1A(a)(b) (3M USD LIBOR + 1.290%) (Cayman Islands)
250,000	1.535		07/25/29	249,355
Utah State Board of Regents, Series 2016-1, Class A(a) (1M USD LIBOR + 0.750%)
190,031	0.925		09/25/56	188,010

Asset- Backed Securities – (continued)
Venture XVI CLO Ltd., Series 2014-16A, Class ARR(a)(b) (3M USD LIBOR + 0.850%) (Cayman Islands)
169,257	1.125		01/15/28	167,339
Voya CLO Ltd., Series 2015-1A, Class A1R(a)(b) (3M USD LIBOR + 0.900%) (Cayman Islands)
300,000	1.172		01/18/29	296,654
Wellfleet CLO Ltd., Series 2019-1A, Class AR3(a)(b) (3M USD LIBOR + 1.280%) (Cayman Islands)
991,458	1.552		07/20/29	986,463
Zais CLO Ltd., Series 2020-15A, Class A1(a)(b) (3M USD LIBOR + 2.555%) (Cayman Islands)
1,000,000	2.917		07/28/30	1,008,666

TOTAL ASSET- BACKED SECURITIES
(Cost $31,199,337)				$31,287,350

Corporate Obligations – 19.4%
Banks – 8.5%
American Express Credit Corp., MTN
$1,000,000	2.250%		05/05/21	$1,011,595
Bank of America Corp.(a)
(3M USD LIBOR + 0.380%)
500,000	0.636		01/23/22	500,421
Bank of America Corp.(a), MTN
(3M USD LIBOR + 0.630%)
875,000	3.499		05/17/22	894,080
Capital One Financial Corp.
200,000	3.450		04/30/21	203,553
Capital One NA
705,000	2.950		07/23/21	719,373
Citigroup, Inc.
710,000	2.350		08/02/21	723,350
(SOFR + 0.870%)
240,000	0.958	(a)	11/04/22	240,938
Citizens Bank NA/Providence RI
550,000	2.550		05/13/21	557,259
Citizens Financial Group, Inc.
701,000	2.375		07/28/21	711,221
Discover Bank
250,000	3.200		08/09/21	255,816
Fifth Third Bancorp
600,000	2.600		06/15/22	621,640
Fifth Third Bank NA(a)
(3M USD LIBOR + 0.640%)
500,000	0.891		02/01/22	503,025
JPMorgan Chase & Co.(a)
(3M USD LIBOR + 0.610%)
1,545,000	3.514		06/18/22	1,583,715
Manufacturers & Traders Trust Co.(a)
(3M USD LIBOR + 0.640%)
675,000	0.886		12/01/21	674,166
Morgan Stanley
(3M USD LIBOR + 1.180%)
740,000	1.452	(a)	01/20/22	742,751
(SOFR + 0.830%)
350,000	0.922	(a)	06/10/22	351,079

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
MUFG Union Bank NA
$300,000	3.150%		04/01/22	$312,525
Truist Bank(a)
(SOFR + 0.730%)
500,000	0.821		03/09/23	502,525
Truist Financial Corp.(a), MTN
(3M USD LIBOR + 0.650%)
500,000	0.946		04/01/22	503,032
Wells Fargo & Co., MTN
325,000	2.625		07/22/22	337,922
Wells Fargo Bank NA(a)
(3M USD LIBOR + 0.510%)
750,000	0.768		10/22/21	752,463

				12,702,449

Basic Industry – 0.4%
LyondellBasell Industries NV
500,000	6.000		11/15/21	525,767

Brokerage – 1.3%
Intercontinental Exchange, Inc.(a)
(3M USD LIBOR + 0.650%)
1,200,000	0.903		06/15/23	1,202,117
TD Ameritrade Holding Corp.(a)
(3M USD LIBOR + 0.430%)
758,000	0.681		11/01/21	760,564

				1,962,681

Capital Goods – 1.0%
General Electric Co., GMTN
675,000	3.150		09/07/22	708,038
Honeywell International, Inc.
794,000	0.483		08/19/22	795,460

				1,503,498

Communications – 0.5%
Moody’s Corp.
400,000	4.500		09/01/22	428,552
TWDC Enterprises 18 Corp.(a), MTN
(3M USD LIBOR + 0.390%)
375,000	0.641		03/04/22	375,564

				804,116

Consumer Noncyclical – 0.5%
AbbVie, Inc.
(3M USD LIBOR + 0.460%)
325,000	0.728	(a)(b)	11/19/21	326,003
350,000	3.450	(b)	03/15/22	363,830

				689,833

Consumer Products – 0.3%
Clorox Co. (The)
500,000	3.800		11/15/21	520,109

Electric – 1.7%
Duke Energy Progress LLC(a), Series A
(3M USD LIBOR + 0.180%)
459,000	0.433		02/18/22	459,237

Corporate Obligations – (continued)
Electric – (continued)
Florida Power & Light Co.(a)
(3M USD LIBOR + 0.380%)
500,000	0.641		07/28/23	500,349
NextEra Energy Capital Holdings, Inc.(a)
(3M USD LIBOR + 0.550%)
500,000	0.806		08/28/21	500,147
Southern Co. (The)
300,000	2.350		07/01/21	304,436
Southern Power Co.(a)(b)
(3M USD LIBOR + 0.550%)
804,000	0.856		12/20/20	804,420

				2,568,589

Energy – 0.9%
Chevron Corp.(a)
(3M USD LIBOR + 0.530%)
350,000	0.781		03/03/22	352,351
Kinder Morgan Energy Partners LP
465,000	5.000		10/01/21	481,398
MPLX LP(a)
(3M USD LIBOR + 0.900%)
500,000	1.213		09/09/21	499,295

				1,333,044

Financial Company – 0.5%
Air Lease Corp.
750,000	3.500		01/15/22	765,946

Insurance – 2.2%
Guardian Life Global Funding(b)
575,000	2.500		05/08/22	595,128
Jackson National Life Global Funding(a)(b)
(SOFR + 0.600%)
900,000	0.694		01/06/23	899,717
Marsh & McLennan Cos., Inc.
250,000	3.500		12/29/20	252,536
Metropolitan Life Global Funding I(a)(b)
(SOFR + 0.570%)
900,000	0.662		01/13/23	904,007
Protective Life Global Funding(a)(b)
(3M USD LIBOR + 0.520%)
695,000	0.826		06/28/21	697,082

				3,348,470

Technology – 1.4%
Electronic Arts, Inc.
300,000	3.700		03/01/21	304,050
Fiserv, Inc.
800,000	4.750		06/15/21	826,932
Hewlett Packard Enterprise Co.(a)
(3M USD LIBOR + 0.720%)
900,000	1.024		10/05/21	899,861

				2,030,843

Transportation – 0.2%
Penske Truck Leasing Co. LP / PTL Finance Corp.(b)
250,000	3.300		04/01/21	253,511

TOTAL CORPORATE OBLIGATIONS
(Cost $28,938,887)				$29,008,856

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – 16.4%
Aerospace & Defense – 0.3%
BAE Systems PLC(b) (United Kingdom)
$410,000	4.750%		10/11/21	$428,727

Banks – 11.3%
Australia & New Zealand Banking Group Ltd. (Australia)
600,000	2.550		11/23/21	616,466
Bank of Montreal(a), MTN (Canada)
(SOFR + 0.680%)
1,750,000	0.772		03/10/23	1,757,998
Banque Federative du Credit Mutuel SA(b) (France)
550,000	2.500		04/13/21	557,338
BNP Paribas SA (France)
700,000	5.000		01/15/21	712,263
BPCE SA(a), MTN (France)
(3M USD LIBOR + 0.880%)
250,000	1.136		05/31/22	252,672
Canadian Imperial Bank of Commerce(a) (Canada)
(SOFR + 0.800%)
128,000	0.893		03/17/23	128,816
Commonwealth Bank of Australia(b) (Australia)
600,000	2.750		03/10/22	622,029
Cooperatieve Rabobank UA (Netherlands)
500,000	3.875		02/08/22	525,324
Credit Suisse AG(a) (Switzerland)
(SOFR + 0.450%)
1,200,000	0.539		02/04/22	1,201,695
DNB Bank ASA(a)(b) (Norway)
(3M USD LIBOR + 0.620%)
850,000	0.861		12/02/22	855,712
HSBC Holdings PLC (United Kingdom)
850,000	2.950		05/25/21	866,207
ING Groep NV (Netherlands)
(3M USD LIBOR + 1.150%)
200,000	1.456	(a)	03/29/22	202,267
750,000	3.150		03/29/22	780,567
Macquarie Bank Ltd. (Australia)
200,000	2.850	(b)	01/15/21	201,626
400,000	2.100	(b)	10/17/22	413,305
Mitsubishi UFJ Financial Group, Inc.(a) (Japan)
(3M USD LIBOR + 1.060%)
400,000	1.373		09/13/21	403,684
Mizuho Financial Group, Inc. (Japan)
(3M USD LIBOR + 1.140%)
410,000	1.453	(a)	09/13/21	413,535
(3M USD LIBOR + 0.940%)
600,000	1.196	(a)	02/28/22	605,457
MUFG Bank Ltd.(b) (Japan)
400,000	2.850		09/08/21	409,721
National Australia Bank Ltd.(a)(b) (Australia)
(3M USD LIBOR + 0.890%)
250,000	1.163		01/10/22	252,543
Nordea Bank Abp(b) (Finland)
600,000	2.250		05/27/21	608,478
Societe Generale SA(b) (France)
500,000	5.200		04/15/21	515,224

Foreign Corporate Debt – (continued)
Banks – (continued)
Standard Chartered PLC(a)(b) (United Kingdom)
(3M USD LIBOR + 1.200%)
450,000	1.510		09/10/22	451,903
Sumitomo Mitsui Financial Group, Inc. (Japan)
(3M USD LIBOR + 1.110%)
246,000	1.378	(a)	07/14/21	248,018
427,000	2.442		10/19/21	436,536
530,000	2.784		07/12/22	552,124
Toronto-Dominion Bank (The)(a), MTN (Canada)
(SOFR + 0.480%)
1,000,000	0.569		01/27/23	1,002,494
UBS Group AG (Switzerland)
(3M USD LIBOR + 1.780%)
450,000	2.048	(a)(b)	04/14/21	454,620
450,000	3.000	(b)	04/15/21	457,364
Westpac Banking Corp.(a) (Australia)
(3M USD LIBOR + 0.850%)
350,000	1.118		08/19/21	352,628

				16,858,614

Consumer Cyclical – 2.4%
BMW US Capital LLC (Germany)
400,000	1.850	(b)	09/15/21	404,407
450,000	2.950	(b)	04/14/22	467,534
Daimler Finance North America LLC (Germany)
(3M USD LIBOR + 0.550%)
450,000	0.799	(a)(b)	05/04/21	450,275
500,000	2.850	(b)	01/06/22	513,995
Volkswagen Group of America Finance LLC (Germany)
(3M USD LIBOR + 0.860%)
1,000,000	1.157	(a)(b)	09/24/21	1,002,398
(3M USD LIBOR + 0.940%)
750,000	1.197	(a)(b)	11/12/21	748,550

				3,587,159

Consumer Noncyclical – 1.0%
BAT International Finance PLC(b) (United Kingdom)
1,000,000	3.250		06/07/22	1,045,384
Bayer US Finance II LLC(b) (Germany)
450,000	3.500		06/25/21	459,642

				1,505,026

Energy – 0.9%
BP Capital Markets PLC (United Kingdom)
400,000	3.245		05/06/22	418,492
Enbridge, Inc.(a) (Canada)
(3M USD LIBOR + 0.500%)
1,000,000	0.770		02/18/22	1,000,255

				1,418,747

Food and Beverage – 0.5%
Danone SA(b) (France)
716,000	3.000		06/15/22	746,013

TOTAL FOREIGN CORPORATE DEBT
(Cost $24,455,320)				$24,544,286

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Bills – 5.1%
U.S. Cash Management Bill
$900,000	0.107	%(c)	12/01/20	$899,782
U.S. Treasury Bill
6,700,000	0.120	(c)	02/11/21	6,696,850

TOTAL U.S. TREASURY BILLS
(Cost $7,596,329)				$7,596,632

Municipal Debt Obligations – 1.8%
Pennsylvania – 0.2%
School District of Philadelphia (The)
$340,000	4.000%		06/30/21	$350,339

Texas – 1.6%
State of Texas
2,240,000	4.000		08/26/21	2,322,343

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $2,672,170)				$2,672,682

Certificate of Deposit – 0.3%
Bayerische Landesbank (3M USD LIBOR + 0.470%) (Germany)
$500,000	0.721	%(c)	02/03/22	$500,142
(Cost $500,000)

Principal Amount	Dividend Rate	Value

Investment Company – 2.5%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
$3,705,115	0.027%	$3,705,115
(Cost $3,705,115)

TOTAL INVESTMENTS – 102.0%
(Cost $151,922,724)		$152,690,666

LIABILITIES IN EXCESS OF ASSETS – (2.0)%		(2,925,980)

NET ASSETS – 100.0%		$149,764,686

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2020.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
SOFR	—Secured Overnight Financing Rate

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities

August 31, 2020

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF
Assets:
Investments in unaffiliated issuers, at value (cost $142,528,822, $29,459,044, $26,904,559 and $587,246,593, respectively)	$146,235,756	$31,274,674	$26,990,621	$630,518,118
Investments in affiliated issuers, at value (cost $1,754,115, $0, $684,558 and $6,635,197, respectively)	1,754,115	—	684,558	6,635,197
Cash	177,250	36,260	50,011	52,047

Receivables:
Fund shares sold	7,390,273	—	—	44,228,924
Dividends and interest	2,203,993	21,824	222,260	5,705,222

Reimbursement from investment adviser	195	—	69	495

Total assets	157,761,582	31,332,758	27,947,519	687,140,003

Liabilities:

Payables:
Investments purchased	7,353,781	—	327,170	44,468,645
Management fees	41,245	3,013	2,983	70,573

Fund shares redeemed	19,230	—	—	22,791

Total liabilities	7,414,256	3,013	330,153	44,562,009

Net Assets:

Paid-in capital	147,763,703	29,536,006	27,512,139	598,098,385

Total distributable earnings	2,583,623	1,793,739	105,227	44,479,609

NET ASSETS	$150,347,326	$31,329,745	$27,617,366	$642,577,994
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	3,050,000	550,000	550,000	11,600,000

Net asset value per share:	$49.29	$56.96	$50.21	$55.39

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities (continued)

August 31, 2020

	Access Treasury 0-1 Year ETF	Access Ultra Short Bond ETF
Assets:

Investments in unaffiliated issuers, at value (cost $3,043,978,471 and $148,217,609, respectively)	$3,044,991,425	$148,985,551

Investments in affiliated issuers, at value (cost $0 and $3,705,115, respectively)	—	3,705,115

Cash	76,775	434,526

Receivables:

Investments sold	774,816,503	—

Dividends and interest	779,051	321,844

Reimbursement from investment adviser	52,925	5,310

Total assets	3,820,716,679	153,452,346

Liabilities:

Payables:

Investments purchased	774,949,928	3,663,027

Management fees	370,475	24,633

Total liabilities	775,320,403	3,687,660

Net Assets:

Paid-in capital	3,037,042,917	148,931,310

Total distributable earnings	8,353,359	833,376

NET ASSETS	$3,045,396,276	$149,764,686
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	30,320,000	2,950,000

Net asset value per share:	$100.44	$50.77

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2020

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF*	Access Investment Grade Corporate Bond ETF
Investment income:

Interest	$4,366,975	$134,036	$30,478	$16,439,408

Dividends from Affiliated Underlying Funds	7,079	16	36	26,189

Total investment income	4,374,054	134,052	30,514	16,465,597

Expenses:

Management fees	264,954	17,210	4,895	721,840

Trustee fees	5,908	4,953	—	13,457

Total expenses	270,862	22,163	4,895	735,297

Less — expense reductions	(1,323)	(19)	(69)	(4,916)

Net expenses	269,539	22,144	4,826	730,381

NET INVESTMENT INCOME	4,104,515	111,908	25,688	15,735,216

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,047,700)	33,786	4,949	886,824

In-kind redemptions	(1,412,345)	441,095	—	5,763,505

Net change in unrealized gain (loss) on:

Investments	2,696,332	1,423,412	86,062	11,236,182

Net realized and unrealized gain	236,287	1,898,293	91,011	17,886,511

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,340,802	$2,010,201	$116,699	$33,621,727

*	For the period July 7, 2020 (commencement of operations) through August 31, 2020.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2020

	Access Treasury 0-1 Year ETF	Access Ultra Short Bond ETF
Investment income:

Interest	$41,994,001	$1,227,953

Dividends from Affiliated Underlying Funds	—	8,666

Total investment income	41,994,001	1,236,619

Expenses:

Management fees	4,652,214	148,018

Trustee fees	62,199	5,739

Total expenses	4,714,413	153,757

Less — expense reductions	(673,487)	(32,988)

Net expenses	4,040,926	120,769

NET INVESTMENT INCOME	37,953,075	1,115,850

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	8,192,160	(46,343)

In-kind redemptions	4,697,070	—

Net change in unrealized gain (loss) on:

Investments	(2,300,783)	697,031

Net realized and unrealized gain	10,588,447	650,688

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,541,522	$1,766,538

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets

	Access High Yield Corporate Bond ETF		Access Inflation Protected USD Bond ETF
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Period October 2, 2018* to August 31, 2019
From operations:

Net investment income	$4,104,515	$3,383,084	$111,908	$163,069

Net realized gain (loss)	(2,460,045)	305,345	474,881	(16,827)

Net change in unrealized gain	2,696,332	979,401	1,423,412	392,218

Net increase in net assets resulting from operations	4,340,802	4,667,830	2,010,201	538,460

Distributions to shareholders:

From distributable earnings	(3,924,025)	(3,325,987)	(181,025)	(157,830)

From return of capital	—	—	(2,030)	—

Total distributions to shareholders	(3,924,025)	(3,325,987)	(183,055)	(157,830)

From share transactions:

Proceeds from sales of shares	106,526,874	119,456,665	28,412,564	11,281,177

Cost of shares redeemed	(33,198,256)	(90,609,448)	(6,876,076)	(3,695,696)

Net increase in net assets resulting from share transactions	73,328,618	28,847,217	21,536,488	7,585,481

TOTAL INCREASE	73,745,395	30,189,060	23,363,634	7,966,111

Net assets:

Beginning of period	$76,601,931	$46,412,871	$7,966,111	$—

End of period	$150,347,326	$76,601,931	$31,329,745	$7,966,111

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF
	For the Period July 7, 2020* to August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$25,688	$15,735,216	$12,782,931

Net realized gain	4,949	6,650,329	1,847,736

Net change in unrealized gain	86,062	11,236,182	35,258,508

Net increase in net assets resulting from operations	116,699	33,621,727	49,889,175

Distributions to shareholders:

From distributable earnings	(11,472)	(15,896,442)	(12,196,139)

From share transactions:

Proceeds from sales of shares	27,512,139	353,704,682	419,766,193

Cost of shares redeemed	—	(254,900,515)	(189,872,891)

Net increase in net assets resulting from share transactions	27,512,139	98,804,167	229,893,302

TOTAL INCREASE	27,617,366	116,529,452	267,586,338

Net assets:

Beginning of period	$—	$526,048,542	$258,462,204

End of period	$27,617,366	$642,577,994	$526,048,542

*	Commencement of operations.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Treasury 0-1 Year ETF		Access Ultra Short Bond ETF
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Period April 15, 2019* to August 31, 2019
From operations:

Net investment income	$37,953,075	$63,305,335	$1,115,850	$130,040

Net realized gain (loss)	12,889,230	2,235,068	(46,343)	6,788

Net change in unrealized gain (loss)	(2,300,783)	3,239,890	697,031	70,911

Net increase in net assets resulting from operations	48,541,522	68,780,293	1,766,538	207,739

Distributions to shareholders:

From distributable earnings	(45,661,342)	(60,529,416)	(1,046,869)	(94,032)

From share transactions:

Proceeds from sales of shares	1,673,288,926	2,509,825,793	146,532,435	15,034,457

Cost of shares redeemed	(1,804,799,190)	(986,677,428)	(12,635,582)	—

Net increase (decrease) in net assets resulting from share transactions	(131,510,264)	1,523,148,365	133,896,853	15,034,457

TOTAL INCREASE (DECREASE)	(128,630,084)	1,531,399,242	134,616,522	15,148,164

Net assets:

Beginning of period	$3,174,026,360	$1,642,627,118	$15,148,164	$—

End of period	$3,045,396,276	$3,174,026,360	$149,764,686	$15,148,164

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Access High Yield Corporate Bond ETF
	For the Fiscal Year Ended August 31,		For the Period September 5, 2017* to August 31, 2018
	2020	2019
Per Share Operating Performance:

Net asset value, beginning of period	$49.42	$48.86	$49.92

Net investment income(a)	2.49	2.75	2.41

Net realized and unrealized gain (loss)	(0.15)	0.61	(1.21)

Total gain from investment operations	2.34	3.36	1.20

Distributions to shareholders from net investment income	(2.47)	(2.80)	(2.26)

Net asset value, end of period	$49.29	$49.42	$48.86

Market price, end of period	$49.23	$49.24	$48.82

Total Return at Net Asset Value(b)	4.94%	7.20%	2.58%

Net assets, end of period (in 000’s)	$150,347	$76,602	$46,413

Ratio of total expenses to average net assets	0.34%	0.34%	0.34	%(c)

Ratio of net investment income to average net assets	5.15%	5.67%	4.93	%(c)

Portfolio turnover rate(d)	22%	23%	69%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Inflation Protected USD Bond ETF
	For the Fiscal Year Ended August 31, 2020	For the Period October 2, 2018* to August 31, 2019
Per Share Operating Performance:

Net asset value, beginning of period	$53.11	$50.00

Net investment income(a)	0.33	1.27

Net realized and unrealized gain	4.18	2.98

Total gain from investment operations	4.51	4.25

Distributions to shareholders from net investment income	(0.61)	(1.14)

Distributions to shareholders from realized gains	(0.04)	—

Distributions to shareholders from return of capital	(0.01)	—

Total distributions to shareholders	(0.66)	(1.14)

Net asset value, end of period	$56.96	$53.11

Market price, end of period	$57.00	$53.08

Total Return at Net Asset Value(b)	8.57%	8.61%

Net assets, end of period (in 000’s)	$31,330	$7,966

Ratio of total expenses to average net assets	0.12%	0.12	%(c)

Ratio of net investment income to average net assets	0.61%	2.74	%(c)

Portfolio turnover rate(d)	43%	36%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Access Investment Grade Corporate 1-5 Year Bond ETF
	For the Period July 7, 2020* to August 31, 2020

Per Share Operating Performance:

Net asset value, beginning of period	$49.89

Net investment income(a)	0.06

Net realized and unrealized gain	0.29

Total gain from investment operations	0.35

Distributions to shareholders from net investment income	(0.03)

Net asset value, end of period	$50.21

Market price, end of period	$50.28

Total Return at Net Asset Value(b)	0.70%

Net assets, end of period (in 000’s)	$27,617

Ratio of total expenses to average net assets	0.14	%(c)

Ratio of net investment income to average net assets	0.73	%(c)

Portfolio turnover rate(d)	3%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Investment Grade Corporate Bond ETF
	For the Fiscal Year Ended August 31,			For the Period June 6, 2017* to August 31, 2017
	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$52.87	$48.31	$50.28	$49.90

Net investment income(a)	1.59	1.74	1.55	0.32

Net realized and unrealized gain (loss)	2.54	4.52	(2.09)	0.27

Total gain (loss) from investment operations	4.13	6.26	(0.54)	0.59

Distributions to shareholders from net investment income	(1.61)	(1.70)	(1.43)	(0.21)

Net asset value, end of period	$55.39	$52.87	$48.31	$50.28

Market price, end of period	$55.47	$52.90	$48.28	$50.24

Total Return at Net Asset Value(b)	7.95%	13.35%	(1.04)%	1.19%

Net assets, end of period (in 000’s)	$642,578	$526,049	$258,462	$180,997

Ratio of net expenses to average net assets	0.14%	0.14%	0.14%	0.13	%(c)

Ratio of total expenses to average net assets	0.14%	0.14%	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	3.00%	3.54%	3.18%	2.65	%(c)

Portfolio turnover rate(d)	9%	13%	22%	0	%(e)

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Less than 0.5%

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Treasury 0-1 Year ETF
	For the Fiscal Year Ended August 31,			For the Period September 6, 2016* to August 31, 2017
	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$100.38	$100.16	$100.10	$100.00

Net investment income(a)	1.13	2.23	1.48	0.82

Net realized and unrealized gain (loss)	0.29	0.15	(0.13)	(0.29)

Total gain from investment operations	1.42	2.38	1.35	0.53

Distributions to shareholders from net investment income	(1.36)	(2.16)	(1.29)	(0.43)

Net asset value, end of period	$100.44	$100.38	$100.16	$100.10

Market price, end of period	$100.45	$100.40	$100.18	$100.10

Total Return at Net Asset Value(b)	1.42%	2.40%	1.37%	0.53%

Net assets, end of period (in 000’s)	$3,045,396	$3,174,026	$1,642,627	$815,829

Ratio of net expenses to average net assets	0.12%	0.12%	0.12%	0.13	%(c)

Ratio of total expenses to average net assets	0.14%	0.14%	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	1.13%	2.22%	1.48%	0.83	%(c)

Portfolio turnover rate(d)	—%	—%	—%	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Ultra Short Bond ETF
	For the Fiscal Year Ended August 31, 2020	For the Period April 15, 2019* to August 31, 2019
Per Share Operating Performance:

Net asset value, beginning of period	$50.49	$50.00

Net investment income(a)	0.73	0.52

Net realized and unrealized gain	0.42	0.34

Total gain from investment operations	1.15	0.86

Distributions to shareholders from net investment income	(0.87)	(0.37)

Net asset value, end of period	$50.77	$50.49

Market price, end of period	$50.78	$50.51

Total Return at Net Asset Value(b)	2.28%	1.75%

Net assets, end of period (in 000’s)	$149,765	$15,148

Ratio of net expenses to average net assets	0.16%	0.16	%(c)

Ratio of total expenses to average net assets	0.20%	0.20	%(c)

Ratio of net investment income to average net assets	1.45%	2.72	%(c)

Portfolio turnover rate(d)	63%	66%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Access High Yield Corporate Bond ETF (“Access High Yield Corporate Bond ETF”)	Diversified
Goldman Sachs Access Inflation Protected USD Bond ETF (“Access Inflation Protected USD Bond ETF”)	Diversified
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (“Access Investment Grade Corporate 1-5 Year Bond ETF”)*	Diversified
Goldman Sachs Access Investment Grade Corporate Bond ETF (“Access Investment Grade Corporate Bond ETF”)	Diversified
Goldman Sachs Access Treasury 0-1 Year ETF (“Access Treasury 0-1 Year ETF”)	Diversified
Goldman Sachs Access Ultra Short Bond ETF (“Access Ultra Short Bond ETF”)	Diversified

*	Commencement of operations on July 7, 2020.

The investment objective of each Fund (except the Access Ultra Short Bond ETF) is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index. The Access Ultra Short Bond ETF seeks to provide current income with preservation of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Access High Yield Corporate Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF and Access Treasury 0-1 Year ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), and shares of the Access Inflation Protected USD Bond ETF and Access Ultra Short Bond ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount, with respect to the Access Inflation Protected USD Bond ETF, Access Treasury 0-1 Year ETF and Access Ultra Short Bond ETF. Creation Units are issued for cash and redeemed principally in-kind for a basket of securities and a cash amount, with respect to the Access High Yield Corporate Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF and Access Investment Grade Corporate Bond ETF. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. For each Fund, income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2020:

ACCESS HIGH YIELD CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$139,831,457	$—

Foreign Corporate Debt	—	6,404,299	—

Investment Company	1,754,115	—	—

Total	$1,754,115	$146,235,756	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACCESS INFLATION PROTECTED USD BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Inflation Indexed Bonds	$31,274,674	$—	$—

Total	$31,274,674	$—	$—

ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$21,965,483	$—

Foreign Corporate Debt	—	5,025,138	—

Investment Company	684,558	—	—

Total	$684,558	$26,990,621	$—

ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$505,171,409	$—

Foreign Corporate Debt	–	125,346,709	—

Investment Company	6,635,197	—	—

Total	$6,635,197	$630,518,118	$—

ACCESS TREASURY 0-1 YEAR ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Bills	$2,901,189,770	$—	$—

U.S. Treasury Notes	143,801,655	—	—

Total	$3,044,991,425	$—	$—

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Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACCESS ULTRA SHORT BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Securities	$—	$53,375,603	$—

Asset- Backed Securities	—	31,287,350	—

Corporate Obligations	—	29,008,856	—

Foreign Corporate Debt	—	24,544,286	—

U.S. Treasury Bills	7,596,632	—	—

Municipal Debt Obligations	—	2,672,682	—

Investment Company	3,705,115	—	—

Certificate of Deposit	—	500,142	—

Total	$11,301,747	$141,388,919	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2020, contractual and effective net unitary management fee with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*
Access High Yield Corporate Bond ETF	0.34%	0.34%
Access Inflation Protected USD Bond ETF	0.12%	0.12%
Access Investment Grade Corporate 1-5 Year Bond ETF	0.14%	0.14%
Access Investment Grade Corporate Bond ETF	0.14%	0.14%
Access Treasury 0-1 Year ETF	0.14%	0.12%
Access Ultra Short Bond ETF	0.20%	0.16%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.12% and 0.16% as an annual percentage rate of average daily net assets of the Access Treasury 0-1 Year ETF and the Access Ultra

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Short Bond ETF, respectively. These arrangements will remain in effect through at least December 27, 2020 and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. For the fiscal year ended August 31, 2020, GSAM waived $673,487 and 30,752 of the Funds’ management fees for the Access Treasury 0-1 Year ETF and the Access Ultra Short Bond ETF respectively.

The Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF and Access Ultra Short Bond ETF invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended August 31, 2020, GSAM waived $1,323, $19, $69, $4,916 and $2,236 of the Funds’ management fees for the Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, and Access Ultra Short Bond ETF, respectively.

B.  Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended August 31, 2020:

Fund	Beginning value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2020	Shares as of August 31, 2020	Interest Income
Access High Yield Corporate Bond ETF	$1,093,653	$14,854,534	$(14,194,072)	$1,754,115	1,754,115	$7,079
Access Inflation Protected USD Bond ETF	$—	$1,452,002	$(1,452,002)		—	$16
Access Investment Grade Corporate 1-5 Year Bond ETF*	$—	$8,301,859	$(7,617,301)	$684,558	684,558	$36
Access Investment Grade Corporate Bond ETF	$3,519,879	$49,638,838	$(46,523,520)	$6,635,197	6,635,197	$26,189
Access Ultra Short Bond ETF	$392,280	$81,131,404	$(77,818,569)	$3,705,115	3,705,115	$8,666

*	Commencement of operations on July 7, 2020.

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

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Notes to Financial Statements (continued)

August 31, 2020

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Share activity is as follows:

	Access High Yield Corporate Bond ETF
	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,200,000	$106,518,573	2,450,000	$119,417,522
Shares Redeemed	(700,000)	(33,025,220)	(1,850,000)	(90,435,797)

NET INCREASE IN SHARES	1,500,000	$73,493,353	600,000	$28,981,725

	Access Inflation Protected USD Bond ETF
	For the Fiscal Year Ended August 31, 2020		For the Period October 2, 2018* through August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	525,000	$28,411,888	225,000	$11,280,939
Shares Redeemed	(125,000)	(6,876,076)	(75,000)	(3,695,696)

NET INCREASE IN SHARES	400,000	$21,535,812	150,000	$7,585,243

	Access Investment Grade Corporate 1-5 Year Bond ETF
	For the Period July 7, 2020* through August 31, 2020

	Shares	Dollars

Fund Share Activity
Shares Sold	550,000	$27,483,763
Shares Redeemed	—	—

NET INCREASE IN SHARES	550,000	$27,483,763

*	Commencement of operations.

	Access Investment Grade Corporate Bond ETF
	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	6,550,000	$353,363,901	8,450,000	$419,509,892
Shares Redeemed	(4,900,000)	(254,691,742)	(3,850,000)	(189,753,355)

NET INCREASE IN SHARES	1,650,000	$98,672,159	4,600,000	$229,756,537

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Access Treasury 0-1 Year ETF
	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	16,650,000	$1,673,288,926	25,070,000	$2,509,781,663
Shares Redeemed	(17,950,000)	(1,804,798,807)	(9,850,000)	(986,671,512)

NET INCREASE (DECREASE) IN SHARES	(1,300,000)	$(131,509,881)	15,220,000	$1,523,110,151

	Access Ultra Short Bond ETF
	For the Fiscal Year Ended August 31, 2020		For the Period April 15, 2019* through August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,900,000	$146,532,435	300,000	$15,034,457
Shares Redeemed	(250,000)	(12,635,581)	—	—

NET INCREASE IN SHARES	2,650,000	$133,896,854	300,000	$15,034,457

*	Commencement of operations.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2020, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short term securities):

Fund	Purchases	Sales
Access High Yield Corporate Bond ETF	$122,451,212	$17,777,521
Access Inflation Protected USD Bond ETF	7,876,334	9,369,277
Access Investment Grade Corporate 1-5 Year Bond ETF	27,592,230	625,134
Access Investment Grade Corporate Bond ETF	396,621,255	46,961,412
Access Treasury 0-1 Year ETF	14,385,547,154	14,410,227,259
Access Ultra Short Bond ETF	160,984,520	41,679,680

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2020, were as follows:

Fund	Purchases	Sales
Access High Yield Corporate Bond ETF	$—	$32,468,310
Access Inflation Protected USD Bond ETF	28,361,801	5,474,542
Access Investment Grade Corporate 1-5 Year Bond ETF	—	—

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Notes to Financial Statements (continued)

August 31, 2020

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Fund	Purchases	Sales
Access Investment Grade Corporate Bond ETF	$—	$251,782,052
Access Treasury 0-1 Year ETF	1,661,035,638	1,803,006,483
Access Ultra Short Bond ETF	—	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access Ultra Short Bond ETF
Distributions paid from:
Ordinary Income	$3,924,025	$170,530	$11,472	$15,896,442	$45,661,342	$1,046,869
Long-term Capital Gain		10,495
Return of Capital		2,030
Total taxable distributions	$3,924,025	$183,055	$11,472	$15,896,442	$45,661,342	$1,046,869

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

	Access High Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access Ultra Short Bond ETF
Distributions paid from:
Ordinary Income	$3,325,987	$157,830	$—	$12,196,139	$60,529,416	$94,032
Total taxable distributions	$3,325,987	$157,830	$—	$12,196,139	$60,529,416	$94,032

As of August 31, 2020, the components of accumulated earnings (losses) on tax-basis were as follows:

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access Ultra Short Bond ETF
Undistributed ordinary income — net	$622,528	$—	$23,608	$1,300,609	$7,343,148	$141,931
Undistributed long-term capital gains	—	—	—	59,870	—	—
Total undistributed earnings	$622,528	$—	$23,608	$1,360,479	$7,343,148	$141,931
Capital loss carryforwards:(1)
Perpetual Short-Term	$(1,508,264)	$—	$—	$—	$—	$(64,586)
Perpetual Long-Term	(87,369)	—	—	—	—	(339)
Unrealized gains (losses) — net	3,556,728	1,793,739	81,619	43,119,130	1,010,211	756,370
Total accumulated earnings (losses) net	$2,583,623	$1,793,739	$105,227	$44,479,609	$8,353,359	$833,376

(1)	Access Investment Grade Corporate Bond ETF utilized 481,075 of capital losses in the current fiscal year.

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7. TAX INFORMATION (continued)

As of August 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access Ultra Short Bond ETF
Tax Cost	$144,433,143	$29,480,935	$27,593,560	$594,034,185	$3,043,981,214	$151,934,296
Gross unrealized gain	4,538,830	1,794,668	98,622	44,057,119	1,069,973	853,105
Gross unrealized loss	(982,102)	(929)	(17,003)	(937,989)	(59,762)	(96,735)
Net unrealized gains (losses) on securities	$3,556,728	$1,793,739	$81,619	$43,119,130	$1,010,211	$756,370

The difference between GAAP-basis and tax-basis unrealized gains (losses) is due to wash sales, and differences in tax treatment of market discount accretion and premium amortization, and inflation protected securities.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds’ and result primarily from redemptions utilized as distributions, and redemptions in-kind transactions.

Fund	Paid-in Capital	Total Distributable Earnings
Access High Yield Corporate Bond ETF	$(1,413,580)	$1,413,580
Access Inflation Protected USD Bond ETF	$444,141	$(444,141)
Access Investment Grade Corporate 1-5 Year Bond ETF	$—	$—
Access Investment Grade Corporate Bond ETF	$5,861,611	$(5,861,611)
Access Treasury 0-1 Year ETF	$4,693,562	$(4,693,562)
Access Ultra Short Bond ETF	$—	$—

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

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Notes to Financial Statements (continued)

August 31, 2020

8. OTHER RISKS (continued)

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short- term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Index Risk (each Fund except the Access Ultra Short Bond ETF) — FTSE Fixed Income LLC (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When the Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the accuracy or availability of any such third party data.

The FTSE Goldman Sachs Investment Grade Corporate Bond 1-5 Years Index is new and has a limited performance history. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other

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8. OTHER RISKS (continued)

reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s (except the Access Ultra Short Bond ETF) Index trading individually or in the aggregate at any point in time.

Tracking Error Risk (each Fund except the Access Ultra Short Bond ETF) — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified

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Notes to Financial Statements (continued)

August 31, 2020

10. OTHER MATTERS (continued)

retrospective basis beginning with the fiscal period ended August 31, 2020. This change in accounting policy has been made to comply with the newly issued accounting standard and had no material impact on total distributable earnings (loss) or the net asset value of the Funds.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

98

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, and Goldman Sachs Access Ultra Short Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (six of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations, the changes in each of their net assets for each of the periods listed in the table below and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, and Goldman Sachs Access Treasury 0-1 Year ETF	For the year ended August 31, 2020	For the two years ended August 31, 2020	For each of the periods indicated within
Goldman Sachs Access Inflation Protected USD Bond ETF	For the year ended August 31, 2020	For the year ended August 31, 2020, and for the period October 2, 2018 (commencement of operations) through August 31, 2019
Goldman Sachs Access Ultra Short Bond ETF	For the year ended August 31, 2020	For the year ended August 31, 2020, and for the period April 15, 2019 (commencement of operations) through August 31, 2019
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	For the period July 7, 2020 (commencement of operations) through August 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on March 18-19, 2020, GSAM provided a written report to the Board (with respect to each Fund except Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF and Goldman Sachs Access U.S. Aggregate Bond ETF) addressing the operation, and the adequacy and effectiveness of the implementation of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Fund Expenses — Six Month Period Ended 8/31/2020 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2020 and held for the entire six months ended August 31, 2020, which represents a period of 184 days of a 366 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Access High Yield Corporate Bond ETF				Access Inflation Protected USD Bond ETF				Access Investment Grade Corporate 1-5 Year Bond ETF**				Access Investment Grade Corporate Bond ETF				Access Treasury 0-1 Year ETF				Access Ultra Short Bond ETF
	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*
Actual based on NAV	$1,000	$1,038.30		$1.74	$1,000	$1,056.70		$0.62	$1,000	$1,004.80		$0.21	$1,000	$1,036.30		$0.72	$1,000	$1,004.10		$0.60	$1,000	$1,006.00		$0.81
Hypothetical 5% return	$1,000	$1,023.43	+	$1.73	$1,000	$1,024.53	+	$0.61	$1,000	$1,007.44	+	$0.22	$1,000	$1,024.43	+	$0.71	$1,000	$1,024.53	+	$0.61	$1,000	$1,024.33	+	$0.81

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

**	The Fund commenced operations on July 7, 2020. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 56/366, which represents a period of 56 days of a 366 day year (to reflect the Fund’s commencement of operation).

The annualized net expense ratio for the period is as follows:

Fund
Access High Yield Corporate Bond ETF	0.34%
Access Inflation Protected USD Bond ETF	0.12
Access Investment Grade Corporate 1-5 Bond Year ETF	0.14
Access Investment Grade Corporate Bond ETF	0.14
Access Treasury 0-1 Year ETF	0.12
Access Ultra Short Bond ETF	0.16

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GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on July 7, 2020. At a meeting held on September 17-18, 2019 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

At the Meeting, the Trustees reviewed the Management Agreement with respect to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fee and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential benefits to be derived by the Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval of registered fund investment management agreements under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers would operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, the Fund pays a single management fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund would operate as a passively-managed ETF that seeks to track an index owned and calculated by a third-party service provider using concepts developed with the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing fixed income investment strategies. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and operational resources to the Fund. They also considered that although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser has committed substantial financial and operational resources to ETFs and has extensive experience managing other types of registered investment companies. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Unitary Fee Structure and Profitability

The Trustees considered the contractual management fee rate payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single management fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which would include both advisory and administrative services directed to the needs and operations of the Fund as an ETF. The Trustees noted that license fees would be payable by the Investment Adviser to FTSE Fixed Income LLC for the use of its index and certain trademarks. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s unitary management fee rate and projected expense ratio were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the

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Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited) (continued)

Fund’s unitary management fee rate and projected expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses to be paid by the Fund. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Fund would not have management fee breakpoints. The Trustees considered the Fund’s projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Fund’s peer group.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (d) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”).

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund is expected to receive certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary management fee to be paid by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the engagement of the Investment Adviser likely would benefit the Fund and its shareholders and that the Management Agreement should be approved until September 18, 2021.

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GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 66	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 61	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene- editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017- Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987- 2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 62	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019), and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004–2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	None

Michael Latham Age: 54	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	46	None

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GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2020.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-621-2550.

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GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Access Fixed Income ETFs — Tax Information (Unaudited)

During the fiscal year ended August 31, 2020, 100% of the net investment company taxable income distributions paid by the Access Inflation Protected USD Bond ETF and Access Treasury 0-1 Year ETF were designated as interest-related dividends pursuant to Section 871(k) of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, the Access Inflation Protected USD Bond ETF and Access Investment Grade Corporate Bond ETF designate $10,495, and $141,378, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2020.

106

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Goldman Sachs Access Treasury 0-1 Year ETF

Effective from November 1, 2016 and solely for the purpose of marketing the Fund in the United Kingdom (“UK”), Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) identified itself as the alternative investment fund manager (“AIFM”) of the Fund. As AIFM, the Investment Adviser is responsible for complying with the UK marketing rules implementing the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) (the “Directive”).

In accordance with these rules, the AIFM is required to make available an Annual Report for the financial year of the Fund, containing certain disclosures as set out in Article 22 and 23 of the Directive. The disclosures set out below are included to satisfy these requirements as they have not been disclosed elsewhere in this Annual Report.

I. Remuneration

The following disclosures are made in accordance with Article 107 of the EU Commission Delegated Regulation C (2012) 8370 in respect of the AIFM, which is part of The Goldman Sachs Group, Inc. (“GS Group”). GS Group’s global remuneration philosophy, structure and process for setting remuneration generally applies to employees of the AIFM in the same manner as other employees globally. References to the “firm” and “we” throughout this disclosure include GS Group and the AIFM and any subsidiaries and affiliates.

a. Remuneration Program Philosophy

The remuneration philosophy and the objectives of the remuneration program for the firm, including the AIFM, are reflected in GS Group’s Compensation principles as posted on the Goldman Sachs public website (http://www.goldmansachs.com/investor relations/corporate governance/corporate governance-documents/compensation-principles.pdf) which includes the following:

1.	We pay for performance – this is an absolute requirement under our compensation program and inherent in our culture.
2.	We structure compensation, especially at senior levels, to align with GS Group’s shareholders’ long-term interests.
3.	We use compensation as an important tool to attract, retain and motivate talent.
4.	We align total compensation with corporate performance over the period.

The AIFM’s remuneration program is intended to be flexible enough to allow responses to changes in market conditions, but grounded in a framework that maintains effective remuneration practices.

b. Remuneration Governance

The planning, implementation and revision of the compensation policy of the AIFM is subject to the oversight of the Compensation Committee of the Board of Directors of GS Group (the “GS Group Compensation Committee”), the ultimate parent of the AIFM.

The members of the GS Group Compensation Committee at the end of 2019 were M. Michele Burns (Chair), Drew G. Faust, Ellen J. Kullman, Lakshmi N. Mittal, and Adebayo O. Ogunlesi (ex-officio). None of the members of the GS Group Compensation Committee were an employee of the firm. All members of the GS Group Compensation Committee were “independent” within the meaning of the New York Stock Exchange Rules and the firm’s Director Independence Policy.

The GS Group Compensation Committee has for several years recognised the importance of using an independent remuneration consultant that is appropriately qualified and that provides services solely to the GS Group Compensation Committee and not to the firm. The Compensation Committee continued to retain an independent remuneration consultant in 2019.

GS Group’s global process for setting variable remuneration (including the requirement to consider risk and compliance issues) applies to employees of the AIFM in the same way as to employees of other entities and in other regions and is subject to oversight by the senior management of the firm in the region.

c. Link Between Pay and Performance

Annual remuneration for employees is generally comprised of fixed and variable remuneration. The AIFM’s remuneration practices provide for variable remuneration determinations to be made on a discretionary basis. Variable remuneration is based on multiple factors and is not set as a fixed percentage of revenue or by reference to any other formula. Firmwide performance is a key factor in determining variable remuneration.

d. Performance Measurement

Year-end variable remuneration is determined through a discretionary process that relies on certain qualitative and quantitative metrics (amongst other factors) against which we assess performance at year-end. We do not set specific goals, targets or other

107

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Goldman Sachs TreasuryAccess 0-1 Year ETF (continued)

objectives for purposes of determining year-end variable remuneration nor do we set an initial remuneration pool that is adjusted for any such goals, targets or other objectives. Such metrics are not formulaic nor given any specific weight. In addition, employees are evaluated annually as part of the “360 degree” feedback process.

e. Risk Adjustment

Prudent risk management is a hallmark of both the firm’s and AIFM’s culture and sensitivity to risk and risk management are key elements in assessing employee performance, including as part of the “360 degree” feedback process noted above.

We take risk into account in setting the amount and form of variable remuneration for employees. We provide guidelines to assist compensation managers when applying discretion during the remuneration process to promote consistent consideration of the different metrics/factors considered during the remuneration process. Further, to ensure the independence of control function employees, remuneration for those employees is not determined by individuals in revenue-producing positions but rather by the management of the relevant control function.

f. Structure of Remuneration

1.	Fixed Remuneration
2.	Variable Remuneration: For employees with total and variable remuneration above a specific threshold, variable remuneration is generally paid in a combination of cash and equity-based remuneration. In general, the portion paid in the form of an equity-based award increases as variable remuneration increases.

g. Total Remuneration

Staff remuneration for the financial period ending December 31, 2019:

Total remuneration for the financial year ending December 31, 2019 paid by the AIFM to 13 staff in respect of the management of the assets of the Fund	US$170,802, made up of: • US$76,788 fixed remuneration • US$94,014 variable remuneration
Which includes:
(a) Remuneration paid by the AIFM to senior management	US$127,000
(b) Remuneration paid by the AIFM to other staff members whose actions have a material impact on the risk profile of the Fund	US$43,802

The remuneration figures above:

1.	relate to the proportion of time spent by those staff on the management of the assets of the Fund; and
2.	do not include figures for those staff whose activities may impact the Fund but who provide services through other affiliates of the AIFM.

II. Risk Management

The current risk profile of the Fund and the risk management framework employed by the AIFM to manage those risks are outlined in the Fund’s Prospectus and Statement of Additional Information. The Investment Manager’s risk management function will seek to ensure that the risk profile disclosed to investors is consistent with applicable risk limits, monitor compliance with those risk limits, promptly notify the risk management component of the portfolio management team managing the portfolio of any inconsistency, or risk or inconsistency, between the risk profile and risk limits.

III. Material Changes

Article 22 of the Directive requires disclosure of any material changes in the information listed in Article 23 of the Directive.

In respect of the period ended December 31, 2019, there have been no material changes to the information listed in Article 23 of the Directive.

108

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Data-Driven World ETF
Goldman Sachs Finance Reimagined ETF
Goldman Sachs Human Evolution ETF
Goldman Sachs Manufacturing Revolution ETF
Goldman Sachs New Age Consumer ETF
Goldman Sachs MarketBeta International Equity ETF
Goldman Sachs MarketBeta Emerging Markets Equity ETF
Goldman Sachs MarketBeta U.S. Equity ETF

INDEX DISCLAIMERS

Goldman Sachs Access High Yield Corporate Bond ETF

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

Goldman Sachs Access Inflation Protected USD Bond ETF

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

Goldman Sachs Access Investment Grade Corporate Bond ETF

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income LLC, or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

The Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income LLC, or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

Goldman Sachs Access Treasury 0-1 Year ETF

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE US Treasury 0-1 Year Composite Select Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550 and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Funds at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

A Fund may be recently or newly organized and have limited operating history.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objectives, risks, and charges and expenses, and read the summary prospectuses, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectuses, if available, and the Prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2020 Goldman Sachs. All rights reserved. 218107-OTU-10/2020 AIGAHYCPBNDETFAR-20

Goldman Sachs Funds

Annual Report	August 31, 2020

Goldman Sachs ActiveBeta® ETFs
ActiveBeta® Emerging Markets Equity ETF (GEM)
ActiveBeta® Europe Equity ETF (GSEU)
ActiveBeta® International Equity ETF (GSIE)
ActiveBeta® Japan Equity ETF (GSJY)
ActiveBeta® U.S. Large Cap Equity ETF (GSLC)
ActiveBeta® U.S. Small Cap Equity ETF (GSSC)

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

ActiveBeta® is a registered trademark of GSAM.

Goldman Sachs ActiveBeta® ETFs

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs ActiveBeta® ETFs

Principal Investment Strategies

The investment objective of each of the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF (each, a “Fund”), is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective underlying index (each, an “Index”).

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

Each Index is designed to deliver exposure to equity securities within its applicable universe of issuers. Each Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given each Fund’s investment objective of attempting to track its Index, each Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs each Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the applicable Reference Index, a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the applicable Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the applicable Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the applicable Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. Each Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

Step 2

The ActiveBeta® Factor Subindexes are combined in equal weights to form each Index.

Each Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the applicable Reference Index. The rules-based process used to construct each Index incorporates the ActiveBeta® Turnover Minimization Technique, which seeks to reduce turnover within each Index.

* * *

1

INVESTMENT PROCESS

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2020, we continued to believe in the existence and persistence of certain equity common factors. We further believed that in capturing common factors, investment efficiency (risk-adjusted returns) can be improved by enhancing the informational efficiency and diversification of individual common factor portfolios. Additionally, we advocate the pursuit of factor diversification strategies, which combine individual common factor portfolios, as such strategies tend to dominate individual factors. A passive capture of informationally-efficient and diversified common factor strategies potentially delivers attractive after-cost information ratios.

2

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 9.55% based on net asset value (“NAV”) and 9.52% based on market price. The Index returned 9.65%, and the MSCI Emerging Markets Index (net, unhedged, USD) (“MSCI Emerging Markets Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 14.44% during the same period.

The Fund had a NAV of $31.12 per share on August 31, 2019 and ended the Reporting Period with a NAV of $33.28 per share. The Fund’s market price on August 31, 2020 was $33.28 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Emerging Markets Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the MSCI Emerging Markets Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Emerging Markets Index.

During the Reporting Period, the Fund posted positive absolute returns but underperformed the MSCI Emerging Markets Index, as measured by NAV. Amongst underlying factors, Low Volatility and Value detracted most from results during the Reporting Period, followed by Quality. Momentum contributed positively to relative results during the Reporting Period. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, communication services, information technology and health care sectors detracted most from the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Index constituents in the real estate, industrials and materials sectors contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period.

From a country perspective, Index constituents in China, South Korea and Brazil detracted the most from the Index’s results relative to the MSCI Emerging Markets Index during

3

PORTFOLIO RESULTS

the Reporting Period. Conversely, Index constituents in the Philippines, Greece and Indonesia contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, underweight positions in Chinese e-commerce retailer Alibaba Group Holdings, Chinese web-based shopping platform Meituan Dianping and Chinese multi-media company Tencent Holdings detracted most (7.29%, 1.26% and 5.39% of Fund net assets as of August 31, 2020, respectively). Alibaba Group Holdings and Tencent Holdings each posted a robust double-digit gain within the Index during the Reporting Period, and Meituan Dianping generated a triple-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, an overweight position in Chinese condiments producer Yihai International Holding and underweight positions in chemical products producer Sasol and Brazilian oil and natural gas exploration and production company Petroleo Brasileiro contributed most positively (0.33%, 0.00%[1] and 0.20% of Fund net assets as of August 31, 2020, respectively). Yihai International Holding posted a triple-digit gain within the Index during the Reporting Period. Sasol generated a double-digit negative return within the Index during the Reporting Period, and Petroleo Brasileiro generated a double-digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Emerging Markets Equity Index	MSCI Emerging Markets Index
Consumer Discretionary	17.46%	17.51%	19.77%
Consumer Staples	12.34	12.02	6.25
Energy	4.20	4.68	5.60
Financials	16.74	17.93	17.77
Health Care	5.04	4.10	4.20
Industrials	1.84	2.38	4.47
Information Technology	18.82	18.69	17.54
Materials	5.68	5.11	7.06
Real Estate	0.64	0.79	2.37
Communication Services	14.02	13.88	12.95
Utilities	2.44	2.89	2.03

[1]	Some weights are 0.00% at August 31, 2020 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying country and sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.3% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

4

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® Emerging Markets Equity Index	MSCI Emerging Markets Index
Philippines	0.45%	0.55%	0.74%
Greece	0.28	0.28	0.13
Indonesia	1.42	1.29	1.41
Malaysia	0.51	1.20	1.66
Saudi Arabia	2.53	2.37	2.56
Poland	0.84	0.94	0.71
Thailand	1.73	1.97	1.94
Turkey	0.36	0.44	0.34
Czech	0.00	0.00	0.10
United Arab Emirates	0.38	0.28	0.50
Peru	0.12	0.13	0.25
Pakistan	0.00	0.00	0.02
Hong Kong	0.00	0.00	0.00
Hungary	0.00	0.00	0.21
Argentina	0.19	0.19	0.13
Colombia	0.13	0.13	0.18
Chile	0.22	0.51	0.53
Russia	4.23	4.20	2.93
Qatar	1.14	1.14	0.80
Netherlands	0.00	0.00	0.00
Egypt	0.36	0.33	0.11
South Africa	3.42	3.37	3.54
Mexico	1.90	1.88	1.61
Taiwan	14.59	15.02	12.45
India	9.06	8.64	8.30
Brazil	6.40	6.10	4.84
Korea	13.51	13.25	11.47
China	35.44	35.80	42.53

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying country and sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.3% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

5

FUND BASICS

ActiveBeta® Emerging Markets Equity ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$33.28
Net Asset Value (NAV)[1]	$33.28

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Alibaba Group Holding Ltd. ADR	7.4%	Consumer Discretionary	China

Tencent Holdings Ltd.	5.4	Communication Services	China

Taiwan Semiconductor Manufacturing Co. Ltd.	5.1	Information Technology	Taiwan

Samsung Electronics Co. Ltd.	3.2	Information Technology	South Korea

Meituan Dianping, Class B	1.3	Consumer Discretionary	China

Reliance Industries Ltd.	0.9	Energy	India

China Construction Bank Corp., Class H	0.9	Financials	China

Ping An Insurance Group Co. of China Ltd., Class H	0.8	Financials	China

Infosys Ltd.	0.8	Information Technology	India

JD.com, Inc. ADR	0.8	Consumer Discretionary	China

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on September 25, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® Emerging Markets Equity Index and the MSCI Emerging Markets Index (net, unhedged), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Emerging Markets Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 25, 2015 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced September 25, 2015)	9.55%	8.08%

Shares based on Market Price (Commenced September 25, 2015)	9.52%	8.08%

Goldman Sachs ActiveBeta® Emerging Markets Equity Index	9.65%	8.32%

MSCI Emerging Markets Index (net, unhedged)	14.44%	9.53%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

7

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Europe Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Europe Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 6.69% based on net asset value (“NAV”) and 6.46% based on market price. The Index returned 6.74%, and the MSCI Europe Index (net, unhedged, USD) (“MSCI Europe Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 5.41% during the same period.

The Fund had a NAV of $28.59 per share on August 31, 2019 and ended the Reporting Period with a NAV of $29.85 per share. The Fund’s market price on August 31, 2020 was $29.81 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Europe Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the MSCI Europe Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Europe Index.

During the Reporting Period, the Fund posted positive absolute returns that outperformed the MSCI Europe Index, as measured by NAV. Amongst underlying factors, Quality and Momentum contributed positively to relative results during the Reporting Period. Value detracted from relative results during the Reporting Period, while Low Volatility had a rather neutral effect on relative results during the Reporting Period. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the financials, energy and industrials sectors contributed most positively to the Index’s results relative to the MSCI Europe Index during the Reporting Period. Index constituents in the information technology, materials and consumer discretionary sectors detracted most from the Index’s results relative to the MSCI Europe Index during the Reporting Period.

From a country perspective, Index constituents in the U.K., France and Norway contributed most positively to the Index’s results relative to the MSCI Europe Index during the Reporting Period. Conversely, Index constituents in the Netherlands, Germany and Switzerland detracted the most from the Index’s results relative to the MSCI Europe Index during the Reporting Period.

8

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Europe Index, underweight positions in U.K. bank HSBC Holdings and Netherlands-based integrated energy company Royal Dutch Shell and an overweight position in Sweden’s tobacco products manufacturer Swedish Match contributed most positively (0.33%, 0.34% and 0.57% of Fund net assets as of August 31, 2020, respectively). HSBC Holdings and Royal Dutch Shell each posted a double-digit decline within the Index during the Reporting Period, while Swedish Match generated a robust double-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Europe Index, an underweight position in Netherlands-based semiconductor producer ASML Holding and overweight positions in Switzerland-based duty-free shops operator Dufry and U.K. retailer Marks & Spencer Group detracted most (1.31%, 0.00%[1] and 0.00% of Fund net assets as of August 31, 2020, respectively). ASML Holding posted a double-digit gain within the Index during the Reporting Period, while Dufry and Marks & Spencer Group each generated a double-digit decline within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund.

Q	What was the Fund’s sector positioning relative to the Index and reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Europe Equity Index	MSCI Europe Index
Consumer Discretionary	11.82%	12.14%	10.27%
Consumer Staples	15.32	15.34	14.48
Energy	2.51	3.47	4.31
Financials	11.70	12.37	15.02
Health Care	17.27	16.92	15.71
Industrials	14.76	14.89	14.11
Information Technology	7.69	7.20	7.74
Materials	7.10	6.54	7.93
Real Estate	1.15	1.09	1.42
Communication Services	5.14	4.85	4.05
Utilities	5.27	5.19	4.96

[1]	Some weights are 0.00% at August 31, 2020 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying country and sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.4% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

9

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® Europe Equity Index	MSCI Europe Index
UK	20.24%	21.06%	21.80%
France	18.18	18.65	17.39
Norway	1.31	1.08	0.91
Denmark	4.47	4.57	3.95
Belgium	1.53	1.47	1.47
Portugal	0.65	0.65	0.27
Sweden	5.28	5.37	5.24
Finland	1.50	1.36	1.70
Italy	4.20	4.38	3.68
Austria	1.11	0.67	0.26
Spain	3.40	3.82	3.68
Ireland	0.78	0.70	1.10
Switzerland	15.43	15.26	16.34
Germany	15.02	14.35	15.36
Netherlands	6.63	6.62	6.85

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying country and sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.4% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

10

FUND BASICS

ActiveBeta® Europe Equity ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$29.81
Net Asset Value (NAV)[1]	$29.85

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	3.5%	Consumer Staples	Switzerland
Roche Holding AG	2.7	Health Care	Switzerland
Novartis AG	1.8	Health Care	Switzerland

SAP SE	1.5	Information Technology	Germany
AstraZeneca PLC	1.3	Health Care	United Kingdom
ASML Holding NV	1.3	Information Technology	Netherlands
Novo Nordisk A/S, Class B	1.3	Health Care	Denmark

LVMH Moet Hennessy Louis Vuitton SE	1.3	Consumer Discretionary	France
Sanofi	1.1	Health Care	France
L’Oreal SA	1.1	Consumer Staples	France

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

11

ACTIVEBETA® EUROPE EQUITY ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on March 2, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® Europe Equity Index and the MSCI Europe Index (Total Return, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Europe Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 2, 2016 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced March 2, 2016)	6.69%	7.23%

Shares based on Market Price (Commenced March 2, 2016)	6.46%	7.19%

Goldman Sachs ActiveBeta® Europe Equity Index	6.74%	7.25%

MSCI Europe Index (Total Return, USD)	5.41%	6.53%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

12

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® International Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® International Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 5.96% based on net asset value (“NAV”) and 5.52% based on market price. The Index returned 6.08%, and the MSCI World ex U.S. Index (net, unhedged, USD) (“MSCI World ex U.S. Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 5.94% during the same period.

The Fund had a NAV of $27.70 per share on August 31, 2019 and ended the Reporting Period with a NAV of $28.72 per share. The Fund’s market price on August 31, 2020 was $28.63 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI World ex USA Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the MSCI World ex USA Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI World ex USA Index.

During the Reporting Period, the Fund posted positive absolute returns that closely matched the performance of the MSCI World ex USA Index, as measured by NAV. Amongst underlying factors, Quality and Momentum contributed positively to relative results, while Value and Low Volatility detracted from relative results during the Reporting Period. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the financials, energy and industrials sectors contributed most positively to the Index’s results relative to the MSCI World ex USA Index during the Reporting Period. Index constituents in the information technology, materials and consumer staples sectors detracted the most from the Index’s results relative to the MSCI World ex USA Index during the Reporting Period.

From a country perspective, Index constituents in the U.K., France and Denmark contributed most positively to the Fund’s results relative to the MSCI World ex USA Index during the Reporting Period. Conversely, Index constituents in Japan, Canada and the Netherlands detracted the most from

13

PORTFOLIO RESULTS

the Fund’s results relative to the MSCI World ex USA Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI World ex USA Index, underweight positions in Netherlands-based integrated energy company Royal Dutch Shell, U.K. bank HSBC Holdings and U.K.-based integrated energy company BP contributed most positively (0.24%, 0.13% and 0.11% of Fund net assets as of August 31, 2020, respectively). Each of these holdings generated a double-digit decline within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI World ex USA Index, underweight positions in Netherlands-based semiconductor producer ASML Holding and Japanese telecommunication services provider SoftBank Group and an overweight position in Australia-based retail travel agency Flight Centre Travel Group detracted most (0.53%, 0.25% and 0.00%[1] of Fund net assets as of August 31, 2020, respectively). ASML Holding and SoftBank Group each posted a double-digit gain within the Index during the Reporting Period. Flight Centre Travel Group generated a double-digit decline within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® International Equity Index	MSCI World ex USA Index
Consumer Discretionary	11.65%	12.25%	10.90%
Consumer Staples	15.52	15.36	11.08
Energy	2.79	3.40	4.12
Financials	14.79	15.41	17.75
Health Care	13.49	13.33	12.64
Industrials	14.03	14.28	14.54
Information Technology	8.93	8.72	8.73
Materials	6.41	6.06	8.22
Real Estate	1.81	1.88	2.90
Communication Services	5.85	5.19	5.18
Utilities	4.33	4.13	3.95

[1]	Some weights are 0.00% at August 31, 2020 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying country and sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.4% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

14

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® International Equity Index	MSCI World ex USA Index
UK	12.24%	12.50%	12.38%
France	11.19	11.44	9.87
Denmark	2.78	2.85	2.25
Israel	0.92	0.88	0.57
New Zealand	0.45	0.46	0.29
Norway	0.77	0.58	0.51
Portugal	0.35	0.35	0.15
Belgium	0.88	0.84	0.83
Australia	5.33	5.61	6.24
Finland	0.73	0.74	0.96
Hong Kong	2.57	2.51	3.08
Singapore	1.36	1.38	0.95
Italy	2.44	2.65	2.09
Sweden	2.94	2.89	2.97
Ireland	0.48	0.46	0.63
Austria	0.60	0.44	0.15
Spain	1.82	2.22	2.09
Switzerland	8.62	8.71	9.28
Germany	8.51	8.06	8.72
Netherlands	3.45	3.68	3.89
Canada	9.29	9.71	9.40
Japan	21.85	21.06	22.68

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying country and sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.4% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

15

FUND BASICS

ActiveBeta® International Equity ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$28.63
Net Asset Value (NAV)[1]	$28.72

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	2.0%	Consumer Staples	Switzerland
Roche Holding AG	1.5	Health Care	Switzerland
Novartis AG	1.0	Health Care	Switzerland

SAP SE	0.8	Information Technology	Germany
LVMH Moet Hennessy Louis Vuitton SE	0.7	Consumer Discretionary	France
Novo Nordisk A/S, Class B	0.7	Health Care	Denmark
AstraZeneca PLC	0.7	Health Care	United Kingdom

L’Oreal SA	0.7	Consumer Staples	France
Sanofi	0.6	Health Care	France
Royal Bank of Canada	0.6	Financials	Canada

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on November 6, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® International Equity Index and the MSCI World ex USA Index (net, Unhedged, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® International Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 6, 2015 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced November 6, 2015)	5.96%	5.52%

Shares based on Market Price (Commenced November 6, 2015)	5.52%	5.45%

Goldman Sachs ActiveBeta® International Equity Index	6.08%	5.60%

MSCI World ex USA Index (net, Unhedged, USD)	5.94%	4.90%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

17

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Japan Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Japan Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 9.15% based on net asset value (“NAV”) and 9.12% based on market price. The Index returned 9.14%, while the MSCI Japan Index (net, unhedged, USD) (“MSCI Japan Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 10.13% during the same period.

The Fund had a NAV of $30.59 per share on August 31, 2019 and ended the Reporting Period with a NAV of $32.60 per share. The Fund’s market price on August 31, 2020 was $32.51 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Japan Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the MSCI Japan Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Japan Index.

During the Reporting Period, the Fund posted positive absolute returns but underperformed the MSCI Japan Index, as measured by NAV. Amongst underlying factors, Value and Low Volatility detracted from relative results relative to the MSCI Japan Index. Quality and Momentum contributed positively to results relative to the MSCI Japan Index. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the communication services, industrials and health care sectors detracted most from results relative to the MSCI Japan Index during the Reporting Period. Conversely, Index constituents in the financials, utilities and materials sectors contributed most positively to the Index’s results relative to the MSCI Japan Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Japan Index, underweight positions in telecommunication services provider SoftBank Group, Internet search engine operating as “Yahoo! Japan” Z

18

PORTFOLIO RESULTS

Holdings and sensor and measuring instrument manufacturer Keyence detracted most (2.17%, 0.38% and 1.68% of Fund net assets as of August 31, 2020, respectively). Each of these holdings posted a robust gain within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Japan Index, overweight positions in consumer credit company Credit Saison and drugstore chain operator Welcia Holdings and an underweight position in real estate services provider Mitsui Fudosan contributed most positively (0.00%,[1] 0.45% and 0.20% of Fund net assets as of August 31, 2020, respectively). Credit Saison and Welcia Holdings each generated a double-digit gain within the Index during the Reporting Period. Mitsui Fudosan posted a double-digit decline within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Japan Equity Index	MSCI Japan Index
Consumer Discretionary	17.65%	17.76%	17.99%
Consumer Staples	10.82	10.97	8.05
Energy	1.37	1.54	0.65
Financials	8.12	8.31	9.09
Health Care	11.73	11.81	11.48
Industrials	17.60	17.99	20.64
Information Technology	13.34	13.35	12.15
Materials	3.67	3.65	4.81
Real Estate	2.22	2.46	3.58
Communication Services	10.65	10.66	10.11
Utilities	1.55	1.51	1.46

[1]	Some weights are 0.00% at August 31, 2020 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 5.1% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index.

19

FUND BASICS

ActiveBeta® Japan Equity ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$32.51
Net Asset Value (NAV)[1]	$32.60

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Toyota Motor Corp.	3.2%	Consumer Discretionary	Japan
Sony Corp.	2.5	Consumer Discretionary	Japan
SoftBank Group Corp.	2.2	Communication Services	Japan
Keyence Corp.	1.7	Information Technology	Japan
Nintendo Co. Ltd.	1.5	Communication Services	Japan
Takeda Pharmaceutical Co. Ltd.	1.4	Health Care	Japan
Daiichi Sankyo Co. Ltd.	1.3	Health Care	Japan
KDDI Corp.	1.3	Communication Services	Japan
NTT DOCOMO, Inc.	1.2	Communication Services	Japan
Nippon Telegraph & Telephone Corp.	1.2	Communication Services	Japan

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

20

ACTIVEBETA® JAPAN EQUITY ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on March 2, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® Japan Index and the MSCI Japan Index (Total Return, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Japan Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 2, 2016 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced March 2, 2016)	9.15%	7.85%

Shares based on Market Price (Commenced March 2, 2016)	9.12%	7.80%

Goldman Sachs ActiveBeta® Japan Equity Index	9.14%	7.65%

MSCI Japan Index (Total Return, USD)	10.13%	7.97%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

21

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 21.81% based on net asset value (“NAV”) and 21.69% based on market price. The Index returned 21.96%, and the S&P 500 Index (Total Return, USD) (“S&P 500 Index”), a market-cap based index against which the performance of the Fund is measured, returned 21.87% during the same period.

The Fund had a NAV of $59.09 on August 31, 2019 and ended the Reporting Period with a NAV of $70.70 per share. The Fund’s market price on August 31, 2020 was $70.61 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the S&P 500 Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the S&P 500 Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index.

During the Reporting Period, the Fund posted positive absolute returns that closely matched the performance of the S&P 500 Index, as measured by NAV. Amongst underlying factors, Quality contributed positively to relative returns, while Low Volatility and Value detracted. Momentum had a rather neutral effect on relative returns during the Reporting Period. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Momentum is whether a company’s share price is trending up or down.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the energy, financials and industrials sectors contributed most positively to the Index’s results relative to the S&P 500 Index during the Reporting Period. Partially offsetting these positive contributors were Index constituents in information technology, utilities and consumer staples, which detracted from the Index’s results relative to the S&P 500 Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A

Relative to the S&P 500 Index, underweight positions in aerospace and defense company Boeing and integrated energy company Exxon Mobil and an overweight position in electric vehicle manufacturer Tesla contributed most

22

PORTFOLIO RESULTS

positively (0.00%[1], 0.15% and 0.51% of Fund net assets as of August 31, 2020, respectively). Boeing and Exxon Mobil each posted a double-digit decline within the Index during the Reporting Period. Tesla generated a triple-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in information technology giant Apple, e-commerce retailing behemoth Amazon.com and software leader Microsoft detracted most (6.25%, 4.33% and 4.97% of Fund net assets as of August 31, 2020, respectively). Each of these holdings generated a robust gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® U.S. Large Cap Equity Index	S&P 500 Index
Consumer Discretionary	13.50%	13.53%	11.44%
Consumer Staples	8.82	8.83	6.89
Energy	0.83	0.83	2.32
Financials	6.38	6.39	9.62
Health Care	15.68	15.71	13.98
Industrials	7.59	7.61	7.99
Information Technology	30.03	30.08	28.71
Materials	1.29	1.29	2.49
Real Estate	2.85	2.86	2.61
Communication Services	9.98	10.01	11.10
Utilities	2.85	2.86	2.83

[1]	Some weights are 0.00% at August 31, 2020 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[3]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.1% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index.

23

FUND BASICS

ActiveBeta® U.S. Large Cap Equity ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$70.61
Net Asset Value (NAV)[1]	$70.70

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Apple, Inc.	6.3%	Information Technology	United States
Microsoft Corp.	5.0	Information Technology	United States
Amazon.com, Inc.	4.3	Consumer Discretionary	United States
Facebook, Inc., Class A	2.1	Communication Services	United States
Alphabet, Inc., Class A	1.4	Communication Services	United States
Alphabet, Inc., Class C	1.3	Communication Services	United States
Johnson & Johnson	1.2	Health Care	United States
Home Depot, Inc. (The)	1.1	Consumer Discretionary	United States
Walmart, Inc.	0.9	Consumer Staples	United States
Visa, Inc., Class A	0.8	Information Technology	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

24

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on September 17, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index and the S&P 500 Index (Total Return, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 17, 2015 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced September 17, 2015)	21.81%	13.68%

Shares based on Market Price (Commenced September 17, 2015)	21.69%	13.65%

Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index	21.96%	13.80%

S&P 500 Index (Total Return, USD)	21.87%	14.34%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

25

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund returned 3.13% based on net asset value (“NAV”) and 3.28% based on market price. The Index returned 3.20%, and the Russell 2000® Index (Total Return, USD) (“Russell 2000® Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 6.00% during the same period.

The Fund had a NAV of $42.84 on August 31, 2019 and ended the Reporting Period with a NAV of $43.57 per share. The Fund’s market price on August 31, 2020 was $43.63 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the Russell 2000® Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Index to that of the Russell 2000® Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 2000® Index.

During the Reporting Period, the Fund posted positive absolute returns but underperformed the Russell 2000® Index, as measured by NAV. Amongst underlying factors, Low Volatility and Value detracted from relative returns, while Quality contributed positively. Momentum had a rather neutral effect on relative returns during the Reporting Period. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A

Index constituents in the health care sector detracted most from the Index’s results relative to the Russell 2000® Index during the Reporting Period, followed at some distance by consumer discretionary and financials. Partially offsetting these detractors were Index constituents in the energy, consumer staples and real estate, which contributed positively to the Index’s results relative to the Russell 2000® Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the Russell 2000® Index, underweight positions in phone and video health care services provider Teladoc

26

PORTFOLIO RESULTS

Health, clinical stage biotechnology company Novavax and biopharmaceutical company Momenta Pharmaceuticals detracted most (0.00%[1], 0.12% and 0.15% of Fund net assets as of August 31, 2020, respectively). Teladoc Health and Momenta Pharmaceuticals each generated a triple-digit gain within the Index during the Reporting Period, and Novavax posted a double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A

Relative to the Russell 2000® Index, overweight positions in cloud-based agent-owned real estate solutions developer eXp World Holdings, web-based real estate services provider Redfin and medical and surgical supplies distributor Owens & Minor contributed most positively (0.27%, 0.37% and 0.22% of Fund net assets as of August 31, 2020, respectively). Each of these holdings posted a triple-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® U.S. Small Cap Equity Index	Russell 2000® Index
Consumer Discretionary	13.10%	13.62%	13.17%
Consumer Staples	3.43	3.56	3.45
Energy	1.36	1.41	2.22
Financials	15.63	16.21	15.37
Health Care	17.22	17.85	20.02
Industrials	15.53	16.10	15.32
Information Technology	14.23	14.86	13.78
Materials	3.55	3.68	4.17
Real Estate	6.60	6.84	6.75
Communication Services	2.24	2.32	2.50
Utilities	3.43	3.55	3.24

[1]	Some weights are 0.00% at August 31, 2020 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Russell Investments. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.9% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

27

FUND BASICS

ActiveBeta® U.S. Small Cap Equity ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$43.63
Net Asset Value (NAV)[1]	$43.57

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Redfin Corp.	0.4%	Real Estate	United States
iRhythm Technologies, Inc.	0.4	Health Care	United States
Emergent BioSolutions, Inc.	0.4	Health Care	United States
SiteOne Landscape Supply, Inc.	0.4	Industrials	United States
Deckers Outdoor Corp.	0.4	Consumer Discretionary	United States
Builders FirstSource, Inc.	0.4	Industrials	United States
Wingstop, Inc.	0.3	Consumer Discretionary	United States
LHC Group, Inc.	0.3	Health Care	United States
BMC Stock Holdings, Inc.	0.3	Industrials	United States
Varonis Systems, Inc.	0.3	Information Technology	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

28

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on June 28, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index and the Russell 2000® Index, respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® U.S. Small Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 28, 2017 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced June 28, 2017)	3.13%	3.69%

Shares based on Market Price (Commenced June 28, 2017)	3.28%	3.74%

Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index	3.20%	3.80%

Russell 2000® Index	6.00%	4.33%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

29

FUND BASICS

Index Definitions and Industry Terms

Book Value: The total value of the company’s assets that shareholders would theoretically receive if a company were liquidated.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

The Goldman Sachs ActiveBeta® Emerging Markets Equity Index is designed to deliver exposure to equity securities of emerging market issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® Europe Equity Index is designed to deliver exposure to equity securities of developed market issuers in Europe. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Europe Index captures large and mid-cap representation across 15 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® International Equity Index is designed to deliver exposure to equity securities of developed markets issuers outside of the United States. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® Japan Equity Index is designed to deliver exposure to equity securities of Japanese issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index is designed to deliver exposure to equity securities of small capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

30

FUND BASICS

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

31

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 97.0%
Argentina – 0.2%
18,531	Globant SA (Information Technology)*	$3,290,735

Brazil – 5.0%
1,503,659	Ambev SA (Consumer Staples)	3,374,112
692,785	Atacadao SA (Consumer Staples)	2,468,865
97,805	B2W Cia Digital (Consumer Discretionary)*	1,998,389
342,238	B3 SA – Brasil Bolsa Balcao (Financials)	3,668,240
565,040	Banco Bradesco SA (Financials)	1,960,063
367,960	Banco do Brasil SA (Financials)	2,189,959
585,048	BB Seguridade Participacoes SA (Financials)	2,813,315
230,553	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	2,006,764
152,445	Cosan SA (Energy)	2,313,394
419,200	CPFL Energia SA (Utilities)	2,196,141
224,591	Energisa SA (Utilities)	1,778,829
271,258	Engie Brasil Energia SA (Utilities)	2,107,900
532,300	Equatorial Energia SA (Utilities)	2,251,109
186,747	Hapvida Participacoes e Investimentos SA (Health Care)(a)	2,203,491
1,537,838	IRB Brasil Resseguros SA (Financials)	1,998,721
473,786	Klabin SA (Materials)	2,219,563
552,992	Lojas Renner SA (Consumer Discretionary)	4,381,881
324,067	Magazine Luiza SA (Consumer Discretionary)	5,506,758
290,826	Natura & Co. Holding SA (Consumer Staples)	2,615,679
175,966	Notre Dame Intermedica Participacoes SA (Health Care)	2,376,835
837,062	Petroleo Brasileiro SA (Energy)	3,405,681
262,972	Porto Seguro SA (Financials)	2,533,896
289,494	Raia Drogasil SA (Consumer Staples)	5,688,666
338,042	Sul America SA (Financials)	2,660,758
230,100	Suzano SA (Materials)*	2,105,584
846,410	Vale SA (Materials)	9,207,924
473,300	Via Varejo SA (Consumer Discretionary)*	1,768,652
445,421	WEG SA (Industrials)	5,246,743

		85,047,912

Chile – 0.2%
1,378,617	Cencosud SA (Consumer Staples)	2,044,186
257,012	Cia Cervecerias Unidas SA (Consumer Staples)	1,693,740

		3,737,926

China – 35.6%
1,473,100	3SBio, Inc. (Health Care)*(a)	1,729,671
4,608,335	Agricultural Bank of China Ltd., Class A (Financials)	2,159,794

Common Stocks – (continued)
China – (continued)
9,530,252	Agricultural Bank of China Ltd., Class H (Financials)	3,184,887
438,325	Alibaba Group Holding Ltd. ADR (Consumer Discretionary)*	125,812,425
305,987	Anhui Conch Cement Co. Ltd., Class H (Materials)	2,218,856
289,444	ANTA Sports Products Ltd. (Consumer Discretionary)	2,858,904
27,135	Autohome, Inc. ADR (Communication Services)	2,177,312
4,291,000	BAIC Motor Corp. Ltd., Class H (Consumer Discretionary)(a)	2,054,103
55,141	Baidu, Inc. ADR (Communication Services)*	6,868,914
3,090,844	Bank of Beijing Co. Ltd., Class A (Financials)	2,197,705
4,957,824	Bank of China Ltd., Class A (Financials)	2,374,260
17,132,362	Bank of China Ltd., Class H (Financials)	5,614,885
2,940,752	Bank of Communications Co. Ltd., Class A (Financials)	2,030,873
5,310,743	Bank of Communications Co. Ltd., Class H (Financials)	2,775,238
2,389,636	Bank of Jiangsu Co. Ltd., Class A (Financials)	2,239,908
2,076,588	Bank of Shanghai Co. Ltd., Class A (Financials)	2,552,853
37,200	Bilibili, Inc. ADR (Communication Services)*	1,757,700
4,578,338	China CITIC Bank Corp. Ltd., Class H (Financials)	1,914,004
599,261	China Conch Venture Holdings Ltd. (Industrials)	2,598,036
2,746,566	China Construction Bank Corp., Class A (Financials)	2,486,251
21,493,548	China Construction Bank Corp., Class H (Financials)	15,225,457
3,165,780	China Everbright Bank Co. Ltd., Class A (Financials)	1,774,906
6,342,589	China Everbright Bank Co. Ltd., Class H (Financials)	2,275,104
1,513,799	China Lesso Group Holdings Ltd. (Industrials)	2,824,401
1,052,850	China Life Insurance Co. Ltd., Class H (Financials)	2,564,829
1,994,054	China Medical System Holdings Ltd. (Health Care)	2,251,308
1,591,694	China Mengniu Dairy Co. Ltd. (Consumer Staples)*	7,824,822
339,549	China Merchants Bank Co. Ltd., Class A (Financials)	1,868,495
1,134,422	China Merchants Bank Co. Ltd., Class H (Financials)	5,415,845
2,913,924	China Minsheng Banking Corp. Ltd., Class A (Financials)	2,361,210

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
4,947,192	China Minsheng Banking Corp. Ltd., Class H (Financials)	$3,012,941
1,562,332	China Mobile Ltd. (Communication Services)	10,915,954
1,512,162	China National Building Material Co. Ltd., Class H (Materials)	2,126,742
702,165	China Overseas Land & Investment Ltd. (Real Estate)	2,033,974
4,888,571	China Petroleum & Chemical Corp., Class H (Energy)	2,258,161
527,464	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	3,430,151
477,842	China Resources Land Ltd. (Real Estate)	2,210,362
3,850,208	China Resources Pharmaceutical Group Ltd. (Health Care)(a)	2,180,914
1,243,486	China Shenhua Energy Co. Ltd., Class H (Energy)	2,076,180
12,072,451	China Telecom Corp. Ltd., Class H (Communication Services)	3,956,572
146,649	China Tourism Group Duty Free Corp. Ltd., Class A (Consumer Discretionary)	4,453,544
12,565,990	China Tower Corp. Ltd., Class H (Communication Services)(a)	2,399,652
3,352,804	China Unicom Hong Kong Ltd. (Communication Services)	2,375,037
2,830,692	China United Network Communications Ltd., Class A (Communication Services)	2,144,980
651,418	China Yangtze Power Co. Ltd., Class A (Utilities)	1,835,610
2,073,795	CITIC Ltd. (Industrials)	1,891,800
3,311,797	CNOOC Ltd. (Energy)	3,768,966
59,766	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	1,800,620
2,042,756	Country Garden Holdings Co. Ltd. (Real Estate)	2,532,968
488,205	Country Garden Services Holdings Co. Ltd. (Industrials)	3,404,770
2,306,905	CSPC Pharmaceutical Group Ltd. (Health Care)	5,125,695
244,765	ENN Energy Holdings Ltd. (Utilities)	2,716,049
6,292,295	GD Power Development Co. Ltd., Class A (Utilities)	1,883,329
21,700	GDS Holdings Ltd. ADR (Information Technology)*	1,756,398
223,699	Gree Electric Appliances Inc of Zhuhai, Class A (Consumer Discretionary)	1,780,016
23,900	GSX Techedu, Inc. ADR (Consumer Discretionary)*	2,041,060
447,509	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	2,124,135

Common Stocks – (continued)
China – (continued)
413,228	Haidilao International Holding Ltd. (Consumer Discretionary)(a)	2,665,936
1,325,001	Haier Electronics Group Co. Ltd. (Consumer Discretionary)	4,539,109
2,255,254	Huaxia Bank Co. Ltd., Class A (Financials)	2,117,238
3,098,488	Industrial & Commercial Bank of China Ltd., Class A (Financials)	2,243,855
11,889,145	Industrial & Commercial Bank of China Ltd., Class H (Financials)	6,657,792
1,105,510	Industrial Bank Co. Ltd., Class A (Financials)	2,608,359
176,740	JD.com, Inc. ADR (Consumer Discretionary)*	13,898,834
351,287	Jiangsu Hengrui Medicine Co. Ltd., Class A (Health Care)	4,865,801
26,252	JOYY, Inc. ADR (Communication Services)*	2,242,971
719,600	Kingboard Holdings Ltd. (Information Technology)	2,316,603
744,600	Kingdee International Software Group Co. Ltd. (Information Technology)*	1,898,453
2,605,730	Kunlun Energy Co. Ltd. (Utilities)	1,943,333
22,467	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	5,860,186
3,740,110	Lenovo Group Ltd. (Information Technology)	2,499,793
909,309	Li Ning Co. Ltd. (Consumer Discretionary)	3,848,356
793,573	Longfor Group Holdings Ltd. (Real Estate)(a)	4,203,296
324,542	Luxshare Precision Industry Co. Ltd., Class A (Information Technology)	2,606,135
2,754,600	Luye Pharma Group Ltd. (Health Care)(a)	1,492,787
658,228	Meituan Dianping, Class B (Consumer Discretionary)*	21,708,364
83,500	Momo, Inc. ADR (Communication Services)	1,703,400
20,567	NetEase, Inc. ADR (Communication Services)	10,020,448
46,689	New Oriental Education & Technology Group, Inc. ADR (Consumer Discretionary)*	6,846,008
98,000	NIO, Inc. ADR (Consumer Discretionary)*	1,864,940
7,437,479	PetroChina Co. Ltd., Class H (Energy)	2,571,878
2,976,416	PICC Property & Casualty Co. Ltd., Class H (Financials)	2,300,437
54,369	Pinduoduo, Inc. ADR (Consumer Discretionary)*	4,835,579
200,365	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	2,241,441

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,325,127	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	$14,114,467
4,414,008	Postal Savings Bank of China Co. Ltd., Class H (Financials)(a)	2,090,206
851,709	Semiconductor Manufacturing International Corp. (Information Technology)*	2,736,406
958,820	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (Health Care)	2,239,265
1,645,309	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	2,488,689
29,958	Silergy Corp. (Information Technology)	1,904,186
53,522	SINA Corp. (Communication Services)*	2,177,543
789,641	Sinopharm Group Co. Ltd., Class H (Health Care)	1,944,008
3,002,379	Sun Art Retail Group Ltd. (Consumer Staples)	3,912,702
1,243,141	Suning.com Co. Ltd., Class A (Consumer Discretionary)	1,787,804
83,131	TAL Education Group ADR (Consumer Discretionary)*	6,135,899
1,358,631	Tencent Holdings Ltd. (Communication Services)	92,998,683
1,787,484	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	3,358,099
1,942,132	Topsports International Holdings Ltd. (Consumer Discretionary)(a)	2,403,185
62,472	Trip.com Group Ltd. ADR (Consumer Discretionary)*	1,889,153
303,257	Vipshop Holdings Ltd. ADR (Consumer Discretionary)*	5,006,773
2,891,268	Want Want China Holdings Ltd. (Consumer Staples)	1,984,677
1,090,814	Weichai Power Co. Ltd., Class H (Industrials)	2,204,105
443,851	Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A (Communication Services)	2,954,406
93,657	Wuliangye Yibin Co. Ltd., Class A (Consumer Staples)	3,281,820
114,936	Wuxi Biologics Cayman, Inc. (Health Care)*(a)	2,986,795
1,562,913	Xiaomi Corp., Class B (Information Technology)*(a)	4,739,064
358,008	Yihai International Holding Ltd. (Consumer Staples)*	5,626,391
188,999	Yum China Holdings, Inc. (Consumer Discretionary)	10,907,132
145,091	Zhejiang Supor Co. Ltd., Class A (Consumer Discretionary)	1,795,327
76,531	ZTO Express Cayman, Inc. ADR (Industrials)	2,566,084

		609,063,737

Common Stocks – (continued)
Colombia – 0.1%
400,056	Interconexion Electrica SA ESP (Utilities)	2,233,925

Egypt – 0.4%
1,116,696	Commercial International Bank Egypt SAE GDR (Financials)	4,768,292
346,255	Commercial International Bank Egypt SAE (Financials)	1,476,117

		6,244,409

Greece – 0.3%
294,558	Hellenic Telecommunications Organization SA (Communication Services)	4,826,192

Hong Kong – 0.3%
3,970,559	Sino Biopharmaceutical Ltd. (Health Care)	4,585,267

India – 9.1%
114,494	Asian Paints Ltd. (Materials)	2,953,986
268,300	Aurobindo Pharma Ltd. (Health Care)	2,948,448
114,039	Avenue Supermarts Ltd. (Consumer Staples)*(a)	3,487,828
414,951	Berger Paints India Ltd. (Materials)	3,031,201
276,077	Bharti Airtel Ltd. (Communication Services)	1,924,466
536,800	Biocon Ltd. (Health Care)*	2,743,162
55,279	Britannia Industries Ltd. (Consumer Staples)	2,798,252
278,100	Cipla Ltd. (Health Care)	2,695,897
140,796	Colgate-Palmolive India Ltd. (Consumer Staples)	2,607,617
325,914	Dabur India Ltd. (Consumer Staples)	2,101,400
89,545	Divi’s Laboratories Ltd. (Health Care)	3,798,949
85,386	Dr. Reddy’s Laboratories Ltd. (Health Care)	4,947,127
774,024	HCL Technologies Ltd. (Information Technology)	7,302,004
60,328	HDFC Asset Management Co. Ltd. (Financials)(a)	1,975,950
341,062	HDFC Life Insurance Co. Ltd. (Financials)*(a)	2,663,349
294,613	Hindustan Unilever Ltd. (Consumer Staples)	8,474,664
382,129	Housing Development Finance Corp. Ltd. (Financials)	9,513,835
595,494	ICICI Bank Ltd. (Financials)*	3,192,364
127,674	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	2,179,777
1,476,855	Indian Oil Corp. Ltd. (Energy)	1,721,484
346,484	Indraprastha Gas Ltd. (Utilities)	1,856,749
39,600	Info Edge India Ltd. (Communication Services)	1,755,807
1,110,848	Infosys Ltd. (Information Technology)	14,013,972

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
907,380	ITC Ltd. (Consumer Staples)	$2,355,743
68,861	Jubilant Foodworks Ltd. (Consumer Discretionary)	1,961,777
625,058	Marico Ltd. (Consumer Staples)	3,132,614
21,400	Nestle India Ltd. (Consumer Staples)	4,637,033
1,852,062	NTPC Ltd. (Utilities)	2,425,551
126,356	Pidilite Industries Ltd. (Materials)	2,408,073
116,947	Piramal Enterprises Ltd. (Health Care)	2,172,355
892,797	Power Grid Corp. of India Ltd. (Utilities)	2,170,513
571,683	Reliance Industries Ltd. (Energy)	16,160,049
208,587	SBI Life Insurance Co. Ltd. (Financials)*(a)	2,345,656
247,500	Sun Pharmaceutical Industries Ltd. (Health Care)	1,749,304
281,257	Tata Consultancy Services Ltd. (Information Technology)	8,625,036
307,644	Tata Consumer Products Ltd. (Consumer Staples)	2,224,967
1,022,500	Tata Motors Ltd. (Consumer Discretionary)*	1,989,227
304,985	Tech Mahindra Ltd. (Information Technology)	3,070,256
68,596	Torrent Pharmaceuticals Ltd. (Health Care)	2,480,387
33,993	UltraTech Cement Ltd. (Materials)	1,802,854
1,086,892	Wipro Ltd. (Information Technology)	4,006,029

		156,405,712

Indonesia – 1.4%
2,100,709	Bank Central Asia Tbk PT (Financials)	4,525,991
11,244,862	Bank Rakyat Indonesia Persero Tbk PT (Financials)	2,710,350
4,198,100	Charoen Pokphand Indonesia Tbk PT (Consumer Staples)*	1,816,174
2,702,800	Indah Kiat Pulp & Paper Corp. Tbk PT (Materials)*	1,726,080
3,122,977	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	2,192,786
4,976,367	Indofood Sukses Makmur Tbk PT (Consumer Staples)	2,605,651
19,338,701	Kalbe Farma Tbk PT (Health Care)	2,098,207
15,442,806	Telekomunikasi Indonesia PerseroTbk PT (Communication Services)	3,032,888
6,653,827	Unilever Indonesia Tbk PT (Consumer Staples)	3,758,127

		24,466,254

Luxembourg – 0.1%
122,593	Reinet Investments SCA (Financials)	2,338,213

Common Stocks – (continued)
Mexico – 1.9%
9,762,142	America Movil SAB de CV, Series L (Communication Services)	5,927,939
439,986	Arca Continental SAB de CV (Consumer Staples)	2,006,936
1,235,975	Becle SAB de CV (Consumer Staples)	2,361,149
4,974,700	Cemex SAB de CV, Series CPO (Materials)	1,595,650
559,857	Fomento Economico Mexicano SAB de CV (Consumer Staples)	3,257,945
303,273	Gruma SAB de CV, Class B (Consumer Staples)	3,586,315
1,904,272	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	3,516,891
541,931	Grupo Financiero Banorte SAB de CV, Class O (Financials)*	1,873,706
815,731	Grupo Mexico SAB de CV, Series B (Materials)	2,176,674
1,183,246	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)	1,900,892
1,900,902	Wal-Mart de Mexico SAB de CV (Consumer Staples)	4,562,477

		32,766,574

Peru – 0.1%
16,512	Credicorp Ltd. (Financials)	2,154,486

Philippines – 0.5%
96,489	Globe Telecom, Inc. (Communication Services)	4,155,286
237,618	Jollibee Foods Corp. (Consumer Discretionary)	662,105
98,415	PLDT, Inc. (Communication Services)	3,002,079

		7,819,470

Poland – 0.9%
24,774	CD Projekt SA (Communication Services)*	2,961,224
247,743	Cyfrowy Polsat SA (Communication Services)*	1,942,208
71,793	Dino Polska SA (Consumer Staples)*(a)	4,375,820
1,523	LPP SA (Consumer Discretionary)*	2,982,856
312,339	Powszechny Zaklad Ubezpieczen SA (Financials)*	2,313,244

		14,575,352

Qatar – 1.1%
1,588,453	Commercial Bank PSQC (The) (Financials)	1,812,259
2,048,400	Masraf Al Rayan QSC (Financials)	2,346,011
1,112,248	Ooredoo QPSC (Communication Services)	2,016,465
360,772	Qatar Fuel QSC (Energy)	1,823,182
922,189	Qatar International Islamic Bank QSC (Financials)	2,168,069

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Qatar – (continued)
649,942	Qatar Islamic Bank (Financials)	$2,856,103
1,334,983	Qatar National Bank QPSC (Financials)	6,599,751

		19,621,840

Russia – 4.1%
2,025,666	Gazprom PJSC (Energy)	4,942,286
51,295,831	Inter RAO UES PJSC (Utilities)	3,601,134
152,821	LUKOIL PJSC (Energy)	10,253,999
19,747	MMC Norilsk Nickel PJSC (Materials)	5,131,989
243,557	Mobile TeleSystems PJSC ADR (Communication Services)	2,269,951
1,633,370	Moscow Exchange MICEX-RTS PJSC (Financials)	3,013,339
13,117	Novatek PJSC GDR (Energy)	1,942,628
1,205,916	Novolipetsk Steel PJSC (Materials)	2,511,448
112,622	PhosAgro PJSC GDR (Materials)	1,403,901
191,354	Polymetal International PLC (Materials)	5,109,962
21,835	Polyus PJSC (Materials)	5,303,792
2,386,455	Sberbank of Russia PJSC (Financials)*	7,249,192
101,724	Severstal PAO GDR (Materials)	1,285,791
124,743	Severstal PAO (Materials)	1,564,874
4,830,336	Surgutneftegas PJSC (Energy)	2,381,888
315,098	Tatneft PJSC (Energy)	2,316,314
14,687	Tatneft PJSC ADR (Energy)	656,215
4,019,002,855	VTB Bank PJSC (Financials)*	1,902,051
99,667	X5 Retail Group NV GDR (Consumer Staples)	3,587,954
62,400	Yandex NV, Class A (Communication Services)*	4,351,197

		70,779,905

Saudi Arabia – 2.6%
114,484	Abdullah Al Othaim Markets Co. (Consumer Staples)	3,809,570
269,365	Al Rajhi Bank (Financials)	4,661,251
364,457	Arab National Bank (Financials)	2,017,392
68,294	Bupa Arabia for Cooperative Insurance Co. (Financials)*	2,257,984
317,956	Etihad Etisalat Co. (Communication Services)*	2,272,053
274,724	National Commercial Bank (Financials)	2,724,935
533,833	Sahara International Petrochemical Co. (Materials)	2,266,027
270,906	Samba Financial Group (Financials)	1,990,017
586,789	Saudi Arabian Oil Co. (Energy)(a)	5,562,092
123,004	Saudi Basic Industries Corp. (Materials)	2,886,148

Common Stocks – (continued)
Saudi Arabia – (continued)
611,252	Saudi Electricity Co. (Utilities)	2,594,657
310,240	Saudi Industrial Investment Group (Materials)	1,811,584
988,087	Saudi Kayan Petrochemical Co. (Materials)*	2,392,201
138,330	Saudi Telecom Co. (Communication Services)	3,540,823
226,164	Savola Group (The) (Consumer Staples)	2,930,734

		43,717,468

South Africa – 3.1%
24,540	Anglo American Platinum Ltd. (Materials)(b)	1,831,195
244,042	Aspen Pharmacare Holdings Ltd. (Health Care)*	1,957,234
143,383	Bid Corp. Ltd. (Consumer Staples)	2,369,030
31,816	Capitec Bank Holdings Ltd. (Financials)	1,568,146
149,216	Clicks Group Ltd. (Consumer Staples)	2,025,806
1,155,566	FirstRand Ltd. (Financials)	2,581,756
216,049	Gold Fields Ltd. (Materials)	2,793,764
316,400	Impala Platinum Holdings Ltd. (Materials)	2,920,414
449,400	MTN Group Ltd. (Communication Services)	1,620,002
445,396	MultiChoice Group (Communication Services)*	2,547,298
70,946	Naspers Ltd., Class N (Consumer Discretionary)	12,951,715
332,391	Nedbank Group Ltd. (Financials)	1,883,345
3,301,933	Old Mutual Ltd. (Financials)	2,180,986
355,681	Remgro Ltd. (Financials)	1,845,878
249,300	Shoprite Holdings Ltd. (Consumer Staples)	1,626,070
854,220	Sibanye Stillwater Ltd. (Materials)*	2,586,169
233,408	SPAR Group Ltd. (The) (Consumer Staples)	2,227,270
321,321	Standard Bank Group Ltd. (Financials)	2,002,703
170,096	Tiger Brands Ltd. (Consumer Staples)	1,731,257
254,244	Vodacom Group Ltd. (Communication Services)	1,918,995

		53,169,033

South Korea – 12.5%
11,100	Alteogen, Inc. (Health Care)*	1,952,942
25,081	Amorepacific Corp. (Consumer Staples)	3,547,107
46,872	AMOREPACIFIC Group (Consumer Staples)	2,012,351
11,303	BGF retail Co. Ltd. (Consumer Staples)	1,213,177
20,062	Celltrion Healthcare Co. Ltd. (Health Care)*	1,690,552

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
18,400	Celltrion Pharm, Inc. (Health Care)*	$1,720,886
16,260	Celltrion, Inc. (Health Care)*	4,065,342
155,971	Cheil Worldwide, Inc. (Communication Services)	2,396,221
8,496	CJ CheilJedang Corp. (Consumer Staples)	2,910,912
13,900	CJ Logistics Corp. (Industrials)*	1,772,750
48,580	Coway Co. Ltd. (Consumer Discretionary)	3,263,477
31,200	E-MART, Inc. (Consumer Staples)	3,151,780
73,171	GS Holdings Corp. (Energy)	2,001,900
70,982	GS Retail Co. Ltd. (Consumer Staples)	1,968,900
88,047	Hana Financial Group, Inc. (Financials)	2,090,180
43,362	Hotel Shilla Co. Ltd. (Consumer Discretionary)	2,566,166
15,869	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	2,992,387
20,582	Hyundai Motor Co. (Consumer Discretionary)	3,058,105
19,168	Kakao Corp. (Communication Services)	6,567,368
85,320	KB Financial Group, Inc. (Financials)	2,646,723
102,181	Kia Motors Corp. (Consumer Discretionary)	3,651,472
42,025	KMW Co. Ltd. (Information Technology)*	2,702,845
98,803	Korea Electric Power Corp. (Utilities)*	1,705,077
29,323	Korea Gas Corp. (Utilities)	582,560
6,223	Korea Zinc Co. Ltd. (Materials)	2,087,605
32,837	KT&G Corp. (Consumer Staples)	2,297,125
6,096	LG Chem Ltd. (Materials)	3,797,491
24,560	LG Corp. (Industrials)	1,709,834
64,200	LG Electronics, Inc. (Consumer Discretionary)	4,550,585
6,128	LG Household & Health Care Ltd. (Consumer Staples)	7,598,741
289,881	LG Uplus Corp. (Communication Services)	2,916,136
15,395	Lotte Shopping Co. Ltd. (Consumer Discretionary)	984,948
637,139	Meritz Securities Co. Ltd. (Financials)	1,719,026
19,099	NAVER Corp. (Communication Services)	5,185,140
8,694	NCSoft Corp. (Communication Services)	6,038,008
31,997	Orion Corp. (Consumer Staples)	3,784,476
4,998	Ottogi Corp. (Consumer Staples)	2,532,870
12,136	Pearl Abyss Corp. (Communication Services)*	1,859,375
17,824	POSCO (Materials)	2,768,354
41,306	S-1 Corp. (Industrials)	3,032,143
4,486	Samsung Biologics Co. Ltd. (Health Care)*(a)	2,938,049
23,113	Samsung C&T Corp. (Industrials)	2,101,359

Common Stocks – (continued)
South Korea – (continued)
21,961	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	2,301,662
1,217,632	Samsung Electronics Co. Ltd. (Information Technology)	55,351,568
10,444	Samsung SDI Co. Ltd. (Information Technology)	3,978,374
18,318	Samsung SDS Co. Ltd. (Information Technology)	2,428,727
73,302	Samsung Securities Co. Ltd. (Financials)	1,860,473
10,800	Seegene, Inc. (Health Care)	2,391,110
18,200	Shin Poong Pharmaceutical Co. Ltd. (Health Care)*	2,091,338
115,041	Shinhan Financial Group Co. Ltd. (Financials)	2,871,425
10,000	Shinsegae, Inc. (Consumer Discretionary)	1,708,898
150,161	SK Hynix, Inc. (Information Technology)	9,493,300
23,563	SK Telecom Co. Ltd. (Communication Services)	4,919,289
275,928	Woori Financial Group, Inc. (Financials)	1,965,107
34,759	Yuhan Corp. (Health Care)	1,960,479

		213,454,195

Taiwan – 14.6%
307,702	Accton Technology Corp. (Information Technology)	2,453,940
3,340,500	Acer, Inc. (Information Technology)	2,658,374
449,931	Advantech Co. Ltd. (Information Technology)	4,653,956
1,339,551	ASE Technology Holding Co. Ltd. (Information Technology)	2,794,013
1,688,509	Asia Cement Corp. (Materials)	2,445,738
29,900	ASMedia Technology, Inc. (Information Technology)	1,798,596
214,196	Asustek Computer, Inc. (Information Technology)	1,773,925
270,588	Catcher Technology Co. Ltd. (Information Technology)	1,849,016
2,254,956	Cathay Financial Holding Co. Ltd. (Financials)	3,062,556
1,049,376	Chailease Holding Co. Ltd. (Financials)	4,631,467
1,585,792	Chang Hwa Commercial Bank Ltd. (Financials)	986,340
863,963	Chicony Electronics Co. Ltd. (Information Technology)	2,605,890
8,058,755	China Development Financial Holding Corp. (Financials)	2,345,544
1,114,751	Chunghwa Telecom Co. Ltd. (Communication Services)	4,122,164
4,227,419	Compal Electronics, Inc. (Information Technology)	2,665,414
5,579,835	CTBC Financial Holding Co. Ltd. (Financials)	3,603,697

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
681,584	Delta Electronics, Inc. (Information Technology)	$4,390,347
4,185,333	E.Sun Financial Holding Co. Ltd. (Financials)	3,879,865
672,157	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	3,905,825
2,828,474	First Financial Holding Co. Ltd. (Financials)	2,048,466
847,443	Formosa Plastics Corp. (Materials)	2,258,577
1,093,554	Foxconn Technology Co. Ltd. (Information Technology)	1,945,487
1,870,844	Fubon Financial Holding Co. Ltd. (Financials)	2,728,972
174,212	Globalwafers Co. Ltd. (Information Technology)	2,339,333
2,634,252	Hon Hai Precision Industry Co. Ltd. (Information Technology)	6,904,009
89,556	Hotai Motor Co. Ltd. (Consumer Discretionary)	1,822,161
199,709	Hua Nan Financial Holdings Co. Ltd. (Financials)	122,855
2,561,554	Inventec Corp. (Information Technology)	1,986,107
21,254	Largan Precision Co. Ltd. (Information Technology)	2,451,981
1,839,807	Lite-On Technology Corp. (Information Technology)	2,909,430
425,645	MediaTek, Inc. (Information Technology)	8,065,662
2,772,725	Mega Financial Holding Co. Ltd. (Financials)	2,764,078
529,200	Micro-Star International Co. Ltd. (Information Technology)	2,443,863
286,817	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	3,303,994
390,630	Novatek Microelectronics Corp. (Information Technology)	3,195,174
1,119,465	Pegatron Corp. (Information Technology)	2,384,560
2,242,462	Pou Chen Corp. (Consumer Discretionary)	2,117,008
949,099	Powertech Technology, Inc. (Information Technology)	2,794,750
570,117	President Chain Store Corp. (Consumer Staples)	5,246,207
997,295	Quanta Computer, Inc. (Information Technology)	2,617,171
253,484	Realtek Semiconductor Corp. (Information Technology)	3,282,856
5,101,997	SinoPac Financial Holdings Co. Ltd. (Financials)	1,877,940
1,437,612	Standard Foods Corp. (Consumer Staples)	3,121,036
2,226,714	Synnex Technology International Corp. (Information Technology)	3,316,375
5,784,679	Taishin Financial Holding Co. Ltd. (Financials)	2,612,239

Common Stocks – (continued)
Taiwan – (continued)
2,048,491	Taiwan Cement Corp. (Materials)	2,995,084
1,501,686	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	1,026,151
777,136	Taiwan Mobile Co. Ltd. (Communication Services)	2,688,319
5,986,348	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	87,015,913
2,896,134	Uni-President Enterprises Corp. (Consumer Staples)	6,573,710
6,365,303	United Microelectronics Corp. (Information Technology)	4,599,098
815,700	Vanguard International Semiconductor Corp. (Information Technology)	2,599,320
2,071,907	Wistron Corp. (Information Technology)	2,252,572
1,236,957	WPG Holdings Ltd. (Information Technology)	1,732,663
3,966,182	Yuanta Financial Holding Co. Ltd. (Financials)	2,487,185
654,997	Zhen Ding Technology Holding Ltd. (Information Technology)	2,745,757

		250,002,730

Tanzania – 0.2%
122,978	AngloGold Ashanti Ltd. (Materials)	3,590,780

Thailand – 1.7%
555,516	Advanced Info Service PCL NVDR (Communication Services)	3,266,429
1,177,200	B Grimm Power PCL NVDR (Utilities)	1,749,393
3,584,200	Bangkok Dusit Medical Services PCL NVDR (Health Care)	2,395,417
3,767,000	Charoen Pokphand Foods PCL NVDR (Consumer Staples)	3,903,470
1,907,677	CP ALL PCL NVDR (Consumer Staples)	3,892,280
283,102	Electricity Generating PCL NVDR (Utilities)	2,019,396
1,763,700	Gulf Energy Development PCL NVDR (Utilities)	1,785,093
3,717,100	Home Product Center PCL NVDR (Consumer Discretionary)	1,779,574
1,139,800	Intouch Holdings PCL NVDR (Communication Services)	1,995,955
1,737,700	Muangthai Capital PCL NVDR (Financials)	2,777,751
214,200	Siam Cement PCL (The) NVDR (Materials)	2,436,398
4,154,600	Thai Union Group PCL NVDR (Consumer Staples)	1,882,235

		29,883,391

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Turkey – 0.4%
484,509	BIM Birlesik Magazalar AS (Consumer Staples)	$4,467,174
1,699,838	Haci Omer Sabanci Holding AS (Financials)	1,785,535

		6,252,709

United Arab Emirates – 0.4%
573,500	Emirates NBD Bank PJSC (Financials)	1,686,236
585,320	Emirates Telecommunications Group Co. PJSC (Communication Services)	2,638,852
691,647	First Abu Dhabi Bank PJSC (Financials)	2,157,896

		6,482,984

United States – 0.2%
784,826	JBS SA (Consumer Staples)	3,210,320

TOTAL COMMON STOCKS
(Cost $1,290,327,753)		$1,659,721,519

Shares	Description	Rate	Value

Preferred Stocks – 2.6%
Brazil – 1.3%
1,328,463	Banco Bradesco SA (Financials)	8.24%	$5,022,389
1,622,029	Itau Unibanco Holding SA (Financials)	5.25	6,963,084
1,503,616	Itausa SA (Financials)	3.12	2,584,644
342,286	Lojas Americanas SA (Consumer Discretionary)	0.55	2,013,447
916,813	Petroleo Brasileiro SA (Energy)	2.73	3,658,294
226,663	Telefonica Brasil SA (Communication Services)	6.10	1,976,624

			22,218,482

Russia – 0.1%
4,614,819	Surgutneftegas PJSC (Energy)	2.61	2,311,750

South Korea – 1.2%
47,932	Amorepacific Corp. (Consumer Staples)	1.66	2,408,907
8,086	LG Household & Health Care Ltd. (Consumer Staples)	1.54	4,771,686
313,322	Samsung Electronics Co. Ltd. (Information Technology)	3.01	12,528,660

			19,709,253

TOTAL PREFERRED STOCKS
(Cost $46,548,699)			$44,239,485

Units	Description	Expiration Month	Value

Right – 0.0%
Thailand – 0.0%
167,930	Gulf Energy Development PCL (Utilities)
(Cost $0)		09/20	$0

Shares	Description	Value

Exchange-Traded Fund – 0.5%
United States – 0.5%
330,810	iShares MSCI Malaysia ETF
(Cost $9,826,867)		$8,776,389

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,346,703,319)		$1,712,737,393

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.3%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,333,286	0.027%	$4,333,286
(Cost $4,333,286)

TOTAL INVESTMENTS – 100.4%
(Cost $1,351,036,605)		$1,717,070,679

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(6,594,109)

NET ASSETS – 100.0%		$1,710,476,570

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 98.7%
Australia – 1.1%
1,771	BHP Group PLC (Materials)	$40,615
29,523	Glencore PLC (Materials)*	66,877
1,292	Rio Tinto PLC (Materials)	80,182

		187,674

Austria – 1.1%
1,049	ANDRITZ AG (Industrials)	35,178
1,170	OMV AG (Energy)*	38,144
1,917	Raiffeisen Bank International AG (Financials)*	34,390
335	Verbund AG (Utilities)	18,029
2,213	voestalpine AG (Materials)	55,076

		180,817

Belgium – 1.5%
603	Ageas SA/NV (Financials)	25,385
619	Anheuser-Busch InBev SA/NV (Consumer Staples)	36,130
621	Colruyt SA (Consumer Staples)	39,362
115	Elia Group SA/NV (Utilities)	12,392
118	Galapagos NV (Health Care)*	16,074
177	Groupe Bruxelles Lambert SA (Financials)	16,422
127	KBC Group NV (Financials)	7,306
159	Proximus SADP (Communication Services)	3,155
71	Sofina SA (Financials)	21,356
104	Solvay SA (Materials)	9,035
103	Telenet Group Holding NV (Communication Services)	4,013
403	UCB SA (Health Care)	47,965
264	Umicore SA (Materials)	12,152

		250,747

China – 0.2%
305	Prosus NV (Consumer Discretionary)*	30,582

Denmark – 4.5%
278	Ambu A/S, Class B (Health Care)	8,191
43	AP Moller – Maersk A/S, Class A (Industrials)	61,343
44	AP Moller – Maersk A/S, Class B (Industrials)	67,605
261	Carlsberg AS, Class B (Consumer Staples)	36,756
119	Chr Hansen Holding A/S (Materials)	13,692
422	Coloplast A/S, Class B (Health Care)	71,761
1,823	Danske Bank A/S (Financials)*	28,273
191	Demant A/S (Health Care)*	5,713
206	DSV PANALPINA A/S (Industrials)	32,280
92	Genmab A/S (Health Care)*	34,822
124	GN Store Nord A/S (Health Care)	9,002
238	H Lundbeck A/S (Health Care)	7,831
3,179	Novo Nordisk A/S, Class B (Health Care)	211,000
350	Novozymes A/S, Class B (Materials)	20,754
332	Orsted A/S (Utilities)(a)	47,075
474	Pandora A/S (Consumer Discretionary)	34,693

Common Stocks – (continued)
Denmark – (continued)
425	Tryg A/S (Financials)	13,075
181	Vestas Wind Systems A/S (Industrials)	27,578

		731,444

Finland – 1.6%
420	Elisa OYJ (Communication Services)	24,758
673	Fortum OYJ (Utilities)	14,258
508	Kone OYJ, Class B (Industrials)	43,646
403	Neste OYJ (Energy)	21,597
6,775	Nokia OYJ (Information Technology)*	32,998
1,972	Nordea Bank Abp (Financials)*	15,920
1,779	Orion OYJ, Class B (Health Care)	83,657
161	Sampo OYJ, Class A (Financials)	6,495
574	UPM-Kymmene OYJ (Materials)	17,443

		260,772

France – 17.2%
240	Accor SA (Consumer Discretionary)*	7,388
302	Adevinta ASA (Communication Services)*	5,672
542	Air Liquide SA (Materials)	90,133
102	Airbus SE (Industrials)*	8,398
455	Alstom SA (Industrials)*	25,379
96	Amundi SA (Financials)*(a)	7,474
150	Arkema SA (Materials)	16,666
1,098	Atos SE (Information Technology)*	95,204
872	AXA SA (Financials)	17,808
305	BioMerieux (Health Care)	46,325
1,808	BNP Paribas SA (Financials)*	79,064
11,235	Bollore SA (Communication Services)	42,298
366	Bouygues SA (Industrials)*	14,554
529	Bureau Veritas SA (Industrials)*	12,017
415	Capgemini SE (Information Technology)	57,573
3,328	Carrefour SA (Consumer Staples)	53,572
1,469	Cie de Saint-Gobain (Industrials)*	59,698
149	Cie Generale des Etablissements Michelin (Consumer Discretionary)	16,861
2,565	CNP Assurances (Financials)*	34,419
3,927	Credit Agricole SA (Financials)*	40,333
1,147	Danone SA (Consumer Staples)	75,584
5	Dassault Aviation SA (Industrials)*	4,560
184	Dassault Systemes (Information Technology)	34,736
462	Edenred (Information Technology)	23,908
586	Eiffage SA (Industrials)*	54,118
1,087	Electricite de France SA (Utilities)	11,443
2,543	Engie SA (Utilities)*	35,446
374	EssilorLuxottica SA (Consumer Discretionary)*	50,141
95	Eurazeo SE (Financials)*	5,024
49	Gecina SA REIT (Real Estate)	6,751
555	Getlink SE (Industrials)*	8,523
105	Hermes International (Consumer Discretionary)	90,338
176	ICADE REIT (Real Estate)	11,419
70	Iliad SA (Communication Services)	14,985

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
146	Ingenico Group SA (Information Technology)*	$24,829
974	Ipsen SA (Health Care)	101,109
257	JCDecaux SA (Communication Services)*	4,915
99	Kering (Consumer Discretionary)	60,928
1,862	La Francaise des Jeux SAEM (Consumer Discretionary)(a)	69,233
516	Legrand SA (Industrials)	43,136
531	L’Oreal SA (Consumer Staples)	175,845
439	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	206,229
1,495	Orange SA (Communication Services)	16,682
34	Orpea (Health Care)*	4,093
287	Pernod Ricard SA (Consumer Staples)	49,255
524	Peugeot SA (Consumer Discretionary)*	9,005
1,175	Publicis Groupe SA (Communication Services)*	41,272
93	Remy Cointreau SA (Consumer Staples)(b)	15,338
234	Safran SA (Industrials)*	27,151
1,837	Sanofi (Health Care)	186,456
189	Sartorius Stedim Biotech (Health Care)	67,765
789	Schneider Electric SE (Industrials)	97,899
188	SEB SA (Consumer Discretionary)	33,074
125	Sodexo SA (Consumer Discretionary)	8,964
3,090	Suez SA (Utilities)	53,603
122	Teleperformance (Industrials)	37,702
126	Thales SA (Industrials)	9,870
3,551	TOTAL SE (Energy)	140,570
349	Ubisoft Entertainment SA (Communication Services)*	28,783
1,132	Veolia Environnement SA (Utilities)	27,347
612	Vinci SA (Industrials)	57,514
908	Vivendi SA (Communication Services)	25,845
67	Wendel SE (Financials)	6,887
299	Worldline SA (Information Technology)*(a)	27,541

		2,816,652

Germany – 14.2%
491	adidas AG (Consumer Discretionary)*	149,504
437	Allianz SE (Financials)	94,868
698	Aroundtown SA (Real Estate)*	3,825
724	BASF SE (Materials)	44,211
1,473	Bayer AG (Health Care)	97,841
187	Bayerische Motoren Werke AG (Consumer Discretionary)	13,452
510	Beiersdorf AG (Consumer Staples)	59,042
640	Brenntag AG (Industrials)	40,153
197	Carl Zeiss Meditec AG (Health Care)	22,241
58	Continental AG (Consumer Discretionary)	6,326
229	Covestro AG (Materials)(a)	10,917
1,010	Daimler AG (Consumer Discretionary)	51,511
180	Delivery Hero SE (Consumer Discretionary)*(a)	19,379
1,050	Deutsche Bank AG (Financials)*	10,077
322	Deutsche Boerse AG (Financials)	60,999
712	Deutsche Lufthansa AG (Industrials)*	7,434

Common Stocks – (continued)
Germany – (continued)
2,785	Deutsche Post AG (Industrials)	126,967
3,823	Deutsche Telekom AG (Communication Services)	67,439
597	Deutsche Wohnen SE (Real Estate)	31,872
3,134	E.ON SE (Utilities)	37,144
263	Evonik Industries AG (Materials)	7,643
558	Fresenius Medical Care AG & Co. KGaA (Health Care)	47,421
1,417	Fresenius SE & Co. KGaA (Health Care)	65,753
275	GEA Group AG (Industrials)	10,051
108	Hannover Rueck SE (Financials)	18,419
1,061	HeidelbergCement AG (Materials)	67,531
154	Henkel AG & Co. KGaA (Consumer Staples)	13,859
154	HOCHTIEF AG (Industrials)	13,684
940	Infineon Technologies AG (Information Technology)	26,036
179	KION Group AG (Industrials)	15,169
395	Knorr-Bremse AG (Industrials)	50,301
76	LEG Immobilien AG (Real Estate)	11,203
382	Merck KGaA (Health Care)	51,921
5,032	METRO AG (Consumer Staples)	49,902
64	MTU Aero Engines AG (Industrials)	11,883
128	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	37,000
670	Nemetschek SE (Information Technology)	53,366
949	Puma SE (Consumer Discretionary)*	78,516
1,522	RWE AG (Utilities)	60,614
1,490	SAP SE (Information Technology)	245,983
361	Scout24 AG (Communication Services)(a)	33,654
911	Siemens AG (Industrials)	126,013
320	Siemens Healthineers AG (Health Care)(a)	14,581
245	Symrise AG (Materials)	33,857
2,843	Telefonica Deutschland Holding AG (Communication Services)	7,875
1,205	Uniper SE (Utilities)	39,544
390	United Internet AG (Communication Services)	19,189
32	Volkswagen AG (Consumer Discretionary)*	5,748
597	Vonovia SE (Real Estate)	42,839
1,260	Zalando SE (Consumer Discretionary)*(a)	110,215

		2,324,972

Ireland – 0.8%
942	CRH PLC (Materials)	34,924
148	Flutter Entertainment PLC (Consumer Discretionary)	25,010
237	Kerry Group PLC, Class A (Consumer Staples)	31,179
232	Kingspan Group PLC (Industrials)	19,963
465	Smurfit Kappa Group PLC (Materials)	16,506

		127,582

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Italy – 3.7%
1,136	Assicurazioni Generali SpA (Financials)	$17,669
721	Atlantia SpA (Industrials)*	11,494
1,638	Davide Campari-Milano NV (Consumer Staples)	16,832
254	DiaSorin SpA (Health Care)	46,021
11,265	Enel SpA (Utilities)	102,242
769	Eni SpA (Energy)	7,174
267	Ferrari NV (Consumer Discretionary)	52,113
1,503	FinecoBank Banca Fineco SpA (Financials)*	22,828
1,336	Infrastrutture Wireless Italiane SpA (Communication Services)(a)	13,046
11,698	Intesa Sanpaolo SpA (Financials)*	25,255
1,822	Moncler SpA (Consumer Discretionary)*	70,709
719	Nexi SpA (Information Technology)*(a)	12,825
2,559	Poste Italiane SpA (Financials)(a)	23,535
578	Prysmian SpA (Industrials)	16,203
616	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	33,645
5,540	Snam SpA (Utilities)	28,424
86,688	Telecom Italia SpA (Communication Services)	41,345
86,155	Telecom Italia SpA-RSP (Communication Services)	40,782
3,892	Terna Rete Elettrica Nazionale SpA (Utilities)	28,198
500	UniCredit SpA (Financials)*	4,933

		615,273

Jordan – 0.1%
640	Hikma Pharmaceuticals PLC (Health Care)	20,318

Luxembourg – 0.6%
6,946	ArcelorMittal (Materials)*	88,072
20	Eurofins Scientific SE (Health Care)*	16,064

		104,136

Netherlands – 6.3%
25	Adyen NV (Information Technology)*(a)	42,247
13,762	Aegon NV (Financials)	38,398
300	Akzo Nobel NV (Materials)	29,758
839	Altice Europe NV (Communication Services)*	3,721
53	Argenx SE (Health Care)*	12,278
568	ASML Holding NV (Information Technology)	213,504
704	EXOR NV (Financials)	41,592
311	Heineken Holding NV (Consumer Staples)	25,534
326	Heineken NV (Consumer Staples)	30,239
3,724	ING Groep NV (Financials)*	30,303
52	Just Eat Takeaway.com NV (Consumer Discretionary)*(a)	5,798
4,674	Koninklijke Ahold Delhaize NV (Consumer Staples)	140,977
232	Koninklijke DSM NV (Materials)	37,304

Common Stocks – (continued)
Netherlands – (continued)
4,450	Koninklijke KPN NV (Communication Services)	11,692
2,003	Koninklijke Philips NV (Health Care)*	94,945
406	Koninklijke Vopak NV (Energy)	22,345
792	NN Group NV (Financials)	29,884
1,156	Randstad NV (Industrials)	60,375
3,710	Royal Dutch Shell PLC, Class A (Energy)	54,980
2,910	Royal Dutch Shell PLC, Class B (Energy)	41,418
777	Wolters Kluwer NV (Industrials)	63,933

		1,031,225

Norway – 1.3%
498	DNB ASA (Financials)*	8,046
434	Equinor ASA (Energy)	7,082
1,261	Gjensidige Forsikring ASA (Financials)*	27,042
524	Mowi ASA (Consumer Staples)	10,316
12,312	Norsk Hydro ASA (Materials)*	39,569
2,275	Orkla ASA (Consumer Staples)	23,311
1,723	Schibsted ASA, Class B (Communication Services)*	68,737
1,109	Telenor ASA (Communication Services)	18,160
166	Yara International ASA (Materials)	7,001

		209,264

Portugal – 0.6%
9,158	EDP – Energias de Portugal SA (Utilities)	46,461
473	Galp Energia SGPS SA (Energy)	5,075
3,295	Jeronimo Martins SGPS SA (Consumer Staples)	54,204

		105,740

Russia – 0.1%
5,082	Evraz PLC (Materials)	22,060

South Africa – 0.2%
1,073	Anglo American PLC (Materials)	26,329

Spain – 3.4%
3,052	ACS Actividades de Construccion y Servicios SA (Industrials)	74,899
96	Aena SME SA (Industrials)*(a)	14,363
807	Amadeus IT Group SA (Information Technology)	45,274
1,700	Banco Bilbao Vizcaya Argentaria SA (Financials)	4,987
3,815	Banco Santander SA (Financials)	8,499
834	Bankinter SA (Financials)	4,495
590	Cellnex Telecom SA (Communication Services)*(a)	37,877
813	Enagas SA (Utilities)	19,923
990	Endesa SA (Utilities)	27,504
829	Ferrovial SA (Industrials)	22,189
612	Grifols SA (Health Care)	16,622
8,880	Iberdrola SA (Utilities)	112,041
3,132	Industria de Diseno Textil SA (Consumer Discretionary)	88,212

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)
10,186	Mapfre SA (Financials)	$19,345
921	Naturgy Energy Group SA (Utilities)	17,800
729	Red Electrica Corp. SA (Utilities)	13,971
436	Siemens Gamesa Renewable Energy SA (Industrials)	11,701
4,149	Telefonica SA (Communication Services)	16,429

		556,131

Sweden – 5.2%
209	Alfa Laval AB (Industrials)*	5,123
1,266	Assa Abloy AB, Class B (Industrials)	29,357
822	Atlas Copco AB, Class A (Industrials)	38,112
590	Atlas Copco AB, Class B (Industrials)	23,757
450	Electrolux AB, Series B (Consumer Discretionary)	9,777
610	Epiroc AB, Class A (Industrials)	9,106
539	Epiroc AB, Class B (Industrials)	7,771
745	Essity AB, Class B (Consumer Staples)*	25,706
1,116	Evolution Gaming Group AB (Consumer Discretionary)(a)	83,820
4,666	Hennes & Mauritz AB, Class B (Consumer Discretionary)	74,602
395	Hexagon AB, Class B (Information Technology)*	28,688
1,232	Husqvarna AB, Class B (Consumer Discretionary)	13,424
198	ICA Gruppen AB (Consumer Staples)	9,738
527	Industrivarden AB, Class C (Financials)*	13,925
801	Investment AB Latour, Class B (Industrials)(b)	17,915
724	Investor AB, Class B (Financials)	46,286
738	Kinnevik AB, Class B (Financials)	28,583
738	Kinnevik AB, Class B (Financials)*	595
418	L E Lundbergforetagen AB, Class B (Financials)*	19,143
666	Nibe Industrier AB, Class B (Industrials)*	18,764
1,470	Sandvik AB (Industrials)*	28,940
959	Securitas AB, Class B (Industrials)*	13,687
1,549	Skandinaviska Enskilda Banken AB, Class A (Financials)*	15,399
2,447	Skanska AB, Class B (Industrials)*	49,990
404	SKF AB, Class B (Industrials)	8,085
951	Svenska Cellulosa AB SCA, Class B (Materials)*	12,289
1,055	Svenska Handelsbanken AB, Class A (Financials)*	10,644
492	Swedbank AB, Class A (Financials)*	8,364
1,221	Swedish Match AB (Consumer Staples)	92,952
938	Tele2 AB, Class B (Communication Services)	13,328
4,712	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	54,769
3,383	Telia Co. AB (Communication Services)	13,065
1,101	Volvo AB, Class B (Industrials)*	21,101

		846,805

Common Stocks – (continued)
Switzerland – 15.8%
1,862	ABB Ltd. (Industrials)	47,499
490	Adecco Group AG (Industrials)	25,718
520	Alcon, Inc. (Health Care)*	29,660
80	Baloise Holding AG (Financials)	12,483
221	Banque Cantonale Vaudoise (Financials)	23,684
11	Barry Callebaut AG (Consumer Staples)	24,432
5	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	42,729
498	Cie Financiere Richemont SA (Consumer Discretionary)	33,051
330	Clariant AG (Materials)	6,890
712	Coca-Cola HBC AG (Consumer Staples)*	19,009
4,078	Credit Suisse Group AG (Financials)	44,990
28	EMS-Chemie Holding AG (Materials)	25,327
53	Geberit AG (Industrials)	30,642
14	Givaudan SA (Materials)	58,926
97	Julius Baer Group Ltd. (Financials)	4,664
547	Kuehne + Nagel International AG (Industrials)*	106,338
793	LafargeHolcim Ltd. (Materials)*	37,781
718	Logitech International SA (Information Technology)	53,281
91	Lonza Group AG (Health Care)	56,634
4,780	Nestle SA (Consumer Staples)	576,286
3,340	Novartis AG (Health Care)	289,470
96	Partners Group Holding AG (Financials)	97,850
1,249	Roche Holding AG (Health Care)	437,902
56	Schindler Holding AG (Industrials)	14,789
75	Schindler Holding AG Participation Certificates (Industrials)	20,082
32	SGS SA (Industrials)	83,087
174	Sika AG (Materials)	41,855
163	Sonova Holding AG (Health Care)*	38,213
1,907	STMicroelectronics NV (Information Technology)	57,496
59	Straumann Holding AG (Health Care)	58,237
85	Swatch Group AG (The) – Bearer (Consumer Discretionary)	18,030
356	Swatch Group AG (The) – Registered (Consumer Discretionary)	14,091
29	Swiss Life Holding AG (Financials)	11,749
185	Swiss Prime Site AG (Real Estate)	16,714
130	Swiss Re AG (Financials)	10,487
50	Swisscom AG (Communication Services)	27,764
32	Temenos AG (Information Technology)	5,181
2,516	UBS Group AG (Financials)	30,694
48	Vifor Pharma AG (Health Care)	7,114
156	Zurich Insurance Group AG (Financials)	57,864

		2,598,693

United Kingdom – 18.2%
422	3i Group PLC (Financials)	5,300
3,349	Admiral Group PLC (Financials)	118,247
361	Ashtead Group PLC (Industrials)	12,592
816	Associated British Foods PLC (Consumer Staples)	22,354

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
1,923	AstraZeneca PLC (Health Care)	$214,738
11,969	Auto Trader Group PLC (Communication Services)(a)	90,258
295	AVEVA Group PLC (Information Technology)	20,034
15,016	Aviva PLC (Financials)	56,839
4,264	BAE Systems PLC (Industrials)	29,665
4,365	Barclays PLC (Financials)*	6,544
1,470	Barratt Developments PLC (Consumer Discretionary)	10,337
560	Berkeley Group Holdings PLC (Consumer Discretionary)	34,184
11,905	BP PLC (Energy)	42,114
2,969	British American Tobacco PLC (Consumer Staples)	100,676
1,575	British Land Co. PLC (The) REIT (Real Estate)	7,712
7,341	BT Group PLC (Communication Services)	10,286
783	Bunzl PLC (Industrials)	25,392
3,413	Burberry Group PLC (Consumer Discretionary)	66,011
733	Coca-Cola European Partners PLC (Consumer Staples)	30,170
2,674	Compass Group PLC (Consumer Discretionary)	43,698
397	Croda International PLC (Materials)	31,362
231	DCC PLC (Industrials)	20,500
3,108	Diageo PLC (Consumer Staples)	104,432
3,435	Direct Line Insurance Group PLC (Financials)	13,563
1,518	Experian PLC (Industrials)	56,707
8,152	GlaxoSmithKline PLC (Health Care)	160,671
1,091	GVC Holdings PLC (Consumer Discretionary)*	11,748
1,130	Halma PLC (Information Technology)	33,559
3,409	Hargreaves Lansdown PLC (Financials)	73,785
12,340	HSBC Holdings PLC (Financials)	54,550
1,817	Imperial Brands PLC (Consumer Staples)	30,484
893	Informa PLC (Communication Services)*	4,943
197	Intertek Group PLC (Industrials)	15,499
33,871	J Sainsbury PLC (Consumer Staples)	83,356
7,591	JD Sports Fashion PLC (Consumer Discretionary)	73,770
308	Johnson Matthey PLC (Materials)	9,794
5,431	Kingfisher PLC (Consumer Discretionary)	19,656
1,144	Land Securities Group PLC REIT (Real Estate)	8,855
8,513	Legal & General Group PLC (Financials)	24,769
19,374	Lloyds Banking Group PLC (Financials)*	7,354
549	London Stock Exchange Group PLC (Financials)	64,687
21,448	M&G PLC (Financials)	49,682
692	Mondi PLC (Materials)	13,537
3,893	National Grid PLC (Utilities)	43,952
750	Next PLC (Consumer Discretionary)	60,634

Common Stocks – (continued)
United Kingdom – (continued)
1,194	Ocado Group PLC (Consumer Discretionary)*	39,920
1,474	Pearson PLC (Communication Services)	11,040
281	Persimmon PLC (Consumer Discretionary)	9,858
1,337	Prudential PLC (Financials)	21,867
750	Reckitt Benckiser Group PLC (Consumer Staples)	75,416
2,549	RELX PLC (Industrials)	58,106
3,254	Rentokil Initial PLC (Industrials)*	23,223
993	Rolls-Royce Holdings PLC (Industrials)*	3,206
1,605	RSA Insurance Group PLC (Financials)	9,656
6,928	Sage Group PLC (The) (Information Technology)	68,700
322	Schroders PLC (Financials)	12,494
3,653	Segro PLC REIT (Real Estate)	46,603
714	Severn Trent PLC (Utilities)	22,294
1,748	Smith & Nephew PLC (Health Care)	35,610
289	Smiths Group PLC (Industrials)	5,425
160	Spirax-Sarco Engineering PLC (Industrials)	21,948
1,543	SSE PLC (Utilities)	26,011
2,136	St James’s Place PLC (Financials)	28,022
6,640	Standard Chartered PLC (Financials)*	34,887
1,664	Standard Life Aberdeen PLC (Financials)	5,285
15,128	Tesco PLC (Consumer Staples)	44,299
2,225	Unilever NV (Consumer Staples)	129,085
1,846	Unilever PLC (Consumer Staples)	110,238
1,421	United Utilities Group PLC (Utilities)	15,815
35,950	Vodafone Group PLC (Communication Services)	53,642
9,863	Wm Morrison Supermarkets PLC (Consumer Staples)(b)	25,395
2,770	WPP PLC (Communication Services)	23,945

		2,980,990

United States – 1.0%
1,172	Ferguson PLC (Industrials)	115,748
464	QIAGEN NV (Health Care)*	23,623
5,107	Tenaris SA (Energy)	30,050

		169,421

TOTAL COMMON STOCKS
(Cost $16,019,081)		$16,197,627

Shares	Description	Rate	Value

Preferred Stocks – 0.6%
Germany – 0.6%
73	Bayerische Motoren Werke AG (Consumer Discretionary)	5.36%	$4,112
721	FUCHS PETROLUB SE (Materials)	2.45	34,164
193	Henkel AG & Co. KGaA (Consumer Staples)	2.12	19,749
72	Sartorius AG (Health Care)	0.10	30,568

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Rate	Value

Preferred Stocks – (continued)
Germany – (continued)
108	Volkswagen AG (Consumer Discretionary)*	0.00%	$17,997

TOTAL PREFERRED STOCKS
(Cost $105,475)			$106,590

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $16,124,556)			$16,304,217

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.4%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
62,772	0.027%	$62,772
(Cost $62,772)

TOTAL INVESTMENTS – 99.7%
(Cost $16,187,328)		$16,366,989

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		48,802

NET ASSETS – 100.0%		$16,415,791

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – 99.3%
Australia – 5.9%
11,933	Afterpay Ltd. (Information Technology)*	$806,962
179,741	AGL Energy Ltd. (Utilities)	1,967,326
61,707	Ampol Ltd. (Energy)	1,187,433
105,074	APA Group (Utilities)	810,489
48,154	Aristocrat Leisure Ltd. (Consumer Discretionary)	1,010,320
24,890	ASX Ltd. (Financials)	1,607,702
237,240	Aurizon Holdings Ltd. (Industrials)	763,211
533,275	AusNet Services (Utilities)	719,750
203,247	Australia & New Zealand Banking Group Ltd. (Financials)	2,747,690
140,995	BHP Group Ltd. (Materials)	3,952,983
117,827	BHP Group PLC (Materials)	2,702,189
288,709	BlueScope Steel Ltd. (Materials)	2,709,501
135,637	Brambles Ltd. (Industrials)	1,112,441
116,669	CIMIC Group Ltd. (Industrials)	1,826,601
92,057	Coca-Cola Amatil Ltd. (Consumer Staples)	619,535
18,976	Cochlear Ltd. (Health Care)	2,696,575
362,348	Coles Group Ltd. (Consumer Staples)	4,751,186
154,165	Commonwealth Bank of Australia (Financials)	7,784,787
39,268	Computershare Ltd. (Information Technology)	385,950
39,578	CSL Ltd. (Health Care)	8,371,485
131,610	Dexus REIT (Real Estate)	859,443
120,372	Evolution Mining Ltd. (Materials)	494,067
116,070	Fortescue Metals Group Ltd. (Materials)	1,495,325
1,602,305	Glencore PLC (Materials)*	3,629,598
148,494	Goodman Group REIT (Real Estate)	2,010,780
126,928	Insurance Australia Group Ltd. (Financials)	447,758
30,309	Macquarie Group Ltd. (Financials)	2,862,397
66,599	Magellan Financial Group Ltd. (Financials)	2,918,257
506,048	Medibank Pvt Ltd. (Financials)	1,021,696
156,064	National Australia Bank Ltd. (Financials)	2,069,429
40,593	Newcrest Mining Ltd. (Materials)	959,457
49,106	Northern Star Resources Ltd. (Materials)	495,718
46,207	Orica Ltd. (Materials)	593,916
179,649	Origin Energy Ltd. (Energy)	744,012
9,676	Ramsay Health Care Ltd. (Health Care)	465,562
29,513	REA Group Ltd. (Communication Services)(a)	2,491,912
24,471	Rio Tinto Ltd. (Materials)	1,773,557
74,322	Rio Tinto PLC (Materials)	4,612,447
23,548	SEEK Ltd. (Communication Services)	359,966
47,902	Sonic Healthcare Ltd. (Health Care)	1,135,401
1,120,455	South32 Ltd. (Materials)	1,740,128

Common Stocks – (continued)
Australia – (continued)
174,415	Stockland REIT (Real Estate)	510,795
141,663	Suncorp Group Ltd. (Financials)	974,332
530,611	Telstra Corp. Ltd. (Communication Services)	1,134,074
178,514	Transurban Group (Industrials)	1,776,989
152,079	Wesfarmers Ltd. (Consumer Discretionary)	5,344,574
233,467	Westpac Banking Corp. (Financials)	3,028,465
48,701	Woodside Petroleum Ltd. (Energy)	705,209
258,950	Woolworths Group Ltd. (Consumer Staples)	7,635,361

		102,824,741

Austria – 0.6%
63,573	ANDRITZ AG (Industrials)	2,131,886
92,735	OMV AG (Energy)*	3,023,310
66,988	Raiffeisen Bank International AG (Financials)*	1,201,715
17,664	Verbund AG (Utilities)	950,637
130,384	voestalpine AG (Materials)	3,244,962

		10,552,510

Belgium – 0.8%
31,146	Ageas SA/NV (Financials)	1,311,167
37,613	Anheuser-Busch InBev SA/NV (Consumer Staples)	2,195,409
26,908	Colruyt SA (Consumer Staples)	1,705,574
5,739	Elia Group SA/NV (Utilities)	618,407
9,145	Galapagos NV (Health Care)*	1,245,721
12,750	Groupe Bruxelles Lambert SA (Financials)	1,182,969
13,538	KBC Group NV (Financials)	778,776
3,673	Sofina SA (Financials)	1,104,771
8,101	Solvay SA (Materials)	703,765
16,167	Telenet Group Holding NV (Communication Services)	629,932
22,261	UCB SA (Health Care)	2,649,526
14,251	Umicore SA (Materials)	656,004

		14,782,021

Brazil – 0.1%
31,270	Wheaton Precious Metals Corp. (Materials)	1,671,797

Canada – 9.2%
16,687	Agnico Eagle Mines Ltd. (Materials)	1,377,275
44,737	Air Canada (Industrials)*	604,299
85,619	Algonquin Power & Utilities Corp. (Utilities)	1,188,067
106,465	Alimentation Couche-Tard, Inc., Class B (Consumer Staples)	3,478,426
27,238	AltaGas Ltd. (Utilities)	352,665
14,893	Atco Ltd., Class I (Utilities)	454,237
142,418	B2Gold Corp. (Materials)	957,505
46,090	Bank of Montreal (Financials)	2,928,225
91,659	Bank of Nova Scotia (The) (Financials)	3,965,477

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
87,210	Barrick Gold Corp. (Materials)	$2,586,281
23,073	BCE, Inc. (Communication Services)	992,726
72,958	Brookfield Asset Management, Inc., Class A (Financials)	2,464,877
41,867	CAE, Inc. (Industrials)	664,499
31,338	Cameco Corp. (Energy)	363,419
18,091	Canadian Apartment Properties REIT (Real Estate)	624,809
38,183	Canadian Imperial Bank of Commerce (Financials)	3,034,830
32,137	Canadian National Railway Co. (Industrials)	3,380,557
83,880	Canadian Natural Resources Ltd. (Energy)	1,655,776
7,448	Canadian Pacific Railway Ltd. (Industrials)	2,205,847
18,900	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	1,979,282
31,491	Canadian Utilities Ltd., Class A (Utilities)	791,293
419,778	Cenovus Energy, Inc. (Energy)	1,984,598
45,374	CGI, Inc. (Information Technology)*	3,190,580
222,922	CI Financial Corp. (Financials)	3,168,591
7,751	Constellation Software, Inc. (Information Technology)	8,982,641
92,996	Dollarama, Inc. (Consumer Discretionary)	3,634,335
30,430	Emera, Inc. (Utilities)	1,243,637
291,709	Empire Co. Ltd., Class A (Consumer Staples)	7,600,845
93,778	Enbridge, Inc. (Energy)	3,003,458
2,585	Fairfax Financial Holdings Ltd. (Financials)	797,730
47,756	First Capital Real Estate Investment Trust REIT (Real Estate)	501,402
41,280	Fortis, Inc. (Utilities)	1,652,847
12,576	Franco-Nevada Corp. (Materials)	1,893,422
61,791	George Weston Ltd. (Consumer Staples)	4,468,756
60,439	Great-West Lifeco, Inc. (Financials)	1,234,339
54,350	Hydro One Ltd. (Utilities)(b)	1,126,252
73,896	iA Financial Corp., Inc. (Financials)	2,662,740
28,311	IGM Financial, Inc. (Financials)	691,614
81,090	Imperial Oil Ltd. (Energy)(a)	1,338,690
15,204	Intact Financial Corp. (Financials)	1,630,263
122,011	Kinross Gold Corp. (Materials)*	1,084,376
39,818	Kirkland Lake Gold Ltd. (Materials)	2,123,912
77,086	Loblaw Cos. Ltd. (Consumer Staples)	3,988,156
47,976	Magna International, Inc. (Consumer Discretionary)	2,338,874
264,192	Manulife Financial Corp. (Financials)	3,901,189
39,245	Metro, Inc. (Consumer Staples)	1,774,677
43,284	National Bank of Canada (Financials)	2,381,874
57,268	Nutrien Ltd. (Materials)	2,123,349
9,991	Onex Corp. (Financials)	485,613
21,513	Open Text Corp. (Information Technology)	976,790

Common Stocks – (continued)
Canada – (continued)
23,081	Pan American Silver Corp. (Materials)	834,172
35,637	Parkland Corp. (Energy)	1,011,167
94,316	Power Corp. of Canada (Financials)	1,884,945
29,849	Quebecor, Inc., Class B (Communication Services)	740,870
6,387	Restaurant Brands International, Inc. (Consumer Discretionary)	346,421
29,094	Ritchie Bros Auctioneers, Inc. (Industrials)	1,704,174
16,587	Rogers Communications, Inc., Class B (Communication Services)	690,748
129,592	Royal Bank of Canada (Financials)	9,879,407
73,850	Saputo, Inc. (Consumer Staples)	1,844,337
25,119	Shaw Communications, Inc., Class B (Communication Services)	470,204
8,344	Shopify, Inc., Class A (Information Technology)*	8,922,147
57,535	Sun Life Financial, Inc. (Financials)(a)	2,403,934
68,615	Suncor Energy, Inc. (Energy)	1,102,200
44,701	TC Energy Corp. (Energy)	2,092,416
44,538	TELUS Corp. (Communication Services)	821,062
17,046	Thomson Reuters Corp. (Industrials)	1,304,468
12,633	TMX Group Ltd. (Financials)	1,329,473
150,434	Toronto-Dominion Bank (The) (Financials)	7,512,752
94,275	WSP Global, Inc. (Industrials)	6,402,698
123,423	Yamana Gold, Inc. (Materials)	765,385

		160,098,902

China – 0.6%
1,377	BeiGene Ltd. ADR (Health Care)*	332,642
650,134	BOC Hong Kong Holdings Ltd. (Financials)	1,845,506
206,094	Microport Scientific Corp. (Health Care)	937,377
20,415	Prosus NV (Consumer Discretionary)*	2,046,981
1,268,509	Wilmar International Ltd. (Consumer Staples)	4,067,887
574,743	Yangzijiang Shipbuilding Holdings Ltd. (Industrials)	386,798

		9,617,191

Denmark – 2.8%
14,888	Ambu A/S, Class B (Health Care)	438,653
3,290	AP Moller – Maersk A/S, Class A (Industrials)	4,693,469
3,353	AP Moller – Maersk A/S, Class B (Industrials)(a)	5,151,790
19,167	Carlsberg AS, Class B (Consumer Staples)	2,699,235
6,063	Chr Hansen Holding A/S (Materials)	697,601
33,122	Coloplast A/S, Class B (Health Care)	5,632,387

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Denmark – (continued)
91,620	Danske Bank A/S (Financials)*	$1,420,962
38,171	Demant A/S (Health Care)*	1,141,822
18,569	DSV PANALPINA A/S (Industrials)	2,909,754
4,706	Genmab A/S (Health Care)*	1,781,198
4,991	GN Store Nord A/S (Health Care)	362,339
15,648	H Lundbeck A/S (Health Care)	514,842
182,408	Novo Nordisk A/S, Class B (Health Care)	12,107,004
17,630	Novozymes A/S, Class B (Materials)	1,045,397
21,781	Orsted A/S (Utilities)(b)	3,088,352
31,857	Pandora A/S (Consumer Discretionary)	2,331,705
28,919	Tryg A/S (Financials)	889,687
10,994	Vestas Wind Systems A/S (Industrials)	1,675,068

		48,581,265

Finland – 0.8%
18,748	Elisa OYJ (Communication Services)	1,105,165
85,821	Fortum OYJ (Utilities)	1,818,226
26,700	Kone OYJ, Class B (Industrials)	2,293,986
37,391	Neste OYJ (Energy)	2,003,804
147,787	Nokia OYJ (Information Technology)*	719,798
94,373	Nordea Bank Abp (Financials)*	761,882
88,571	Orion OYJ, Class B (Health Care)	4,165,031
20,989	UPM-Kymmene OYJ (Materials)	637,837

		13,505,729

France – 10.5%
18,332	Accor SA (Consumer Discretionary)*	564,328
19,215	Adevinta ASA (Communication Services)*	360,918
28,934	Air Liquide SA (Materials)	4,811,635
6,635	Airbus SE (Industrials)*	546,254
17,127	Alstom SA (Industrials)*	955,329
17,672	Arkema SA (Materials)	1,963,426
79,255	Atos SE (Information Technology)*	6,871,917
105,474	AXA SA (Financials)	2,153,995
22,356	BioMerieux (Health Care)	3,395,557
106,027	BNP Paribas SA (Financials)*	4,636,553
832,293	Bollore SA (Communication Services)	3,133,460
61,323	Bouygues SA (Industrials)*	2,438,531
36,111	Bureau Veritas SA (Industrials)*	820,337
34,039	Capgemini SE (Information Technology)	4,722,239
226,378	Carrefour SA (Consumer Staples)	3,644,119
95,997	Cie de Saint-Gobain (Industrials)*	3,901,164
10,299	Cie Generale des Etablissements Michelin (Consumer Discretionary)	1,165,443
146,669	CNP Assurances (Financials)*	1,968,088
256,597	Credit Agricole SA (Financials)*	2,635,462
75,101	Danone SA (Consumer Staples)	4,948,921
14,841	Dassault Systemes (Information Technology)	2,801,696
23,973	Edenred (Information Technology)	1,240,573

Common Stocks – (continued)
France – (continued)
33,588	Eiffage SA (Industrials)*	3,101,895
73,774	Electricite de France SA (Utilities)	776,601
210,696	Engie SA (Utilities)*	2,936,850
23,690	EssilorLuxottica SA (Consumer Discretionary)*	3,176,025
2,842	Gecina SA REIT (Real Estate)	391,552
34,423	Getlink SE (Industrials)*	528,600
8,235	Hermes International (Consumer Discretionary)	7,085,121
9,789	ICADE REIT (Real Estate)	635,113
3,434	Iliad SA (Communication Services)	735,134
8,965	Ingenico Group SA (Information Technology)*	1,524,625
61,551	Ipsen SA (Health Care)	6,389,517
6,165	Kering (Consumer Discretionary)	3,794,164
97,565	La Francaise des Jeux SAEM (Consumer Discretionary)(b)	3,627,672
25,034	Legrand SA (Industrials)	2,092,766
34,176	L’Oreal SA (Consumer Staples)	11,317,680
27,587	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	12,959,527
475,339	Natixis SA (Financials)*	1,310,351
88,522	Orange SA (Communication Services)	987,748
14,697	Pernod Ricard SA (Consumer Staples)	2,522,283
24,233	Peugeot SA (Consumer Discretionary)*	416,464
78,123	Publicis Groupe SA (Communication Services)*	2,744,076
6,715	Remy Cointreau SA (Consumer Staples)(a)	1,107,448
18,597	Safran SA (Industrials)*	2,157,831
103,470	Sanofi (Health Care)	10,502,238
9,370	Sartorius Stedim Biotech (Health Care)	3,359,576
42,610	Schneider Electric SE (Industrials)	5,287,043
22,058	SEB SA (Consumer Discretionary)	3,880,539
11,517	Sodexo SA (Consumer Discretionary)	825,875
201,413	Suez SA (Utilities)	3,493,964
8,446	Teleperformance (Industrials)	2,610,098
7,126	Thales SA (Industrials)	558,214
185,215	TOTAL SE (Energy)	7,331,914
38,959	Ubisoft Entertainment SA (Communication Services)*	3,213,056
99,286	Veolia Environnement SA (Utilities)	2,398,571
39,336	Vinci SA (Industrials)	3,696,710
52,459	Vivendi SA (Communication Services)	1,493,173
4,057	Wendel SE (Financials)	417,027
23,799	Worldline SA (Information Technology)*(b)	2,192,176

		183,259,162

Germany – 8.0%
27,734	adidas AG (Consumer Discretionary)*	8,444,698
32,606	Allianz SE (Financials)	7,078,402
30,066	BASF SE (Materials)	1,835,987

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
80,432	Bayer AG (Health Care)	$5,342,542
8,242	Bayerische Motoren Werke AG (Consumer Discretionary)	592,900
38,904	Beiersdorf AG (Consumer Staples)	4,503,839
36,910	Brenntag AG (Industrials)	2,315,717
4,947	Carl Zeiss Meditec AG (Health Care)	558,505
6,096	Continental AG (Consumer Discretionary)	664,895
21,880	Covestro AG (Materials)(b)	1,043,032
49,771	Daimler AG (Consumer Discretionary)	2,538,386
9,079	Delivery Hero SE (Consumer Discretionary)*(b)	977,440
40,202	Deutsche Bank AG (Financials)*	385,839
28,085	Deutsche Boerse AG (Financials)	5,320,382
93,426	Deutsche Lufthansa AG (Industrials)*(a)	975,428
178,246	Deutsche Post AG (Industrials)	8,126,170
240,232	Deutsche Telekom AG (Communication Services)	4,237,757
33,801	Deutsche Wohnen SE (Real Estate)	1,804,542
179,120	E.ON SE (Utilities)	2,122,907
21,673	Evonik Industries AG (Materials)	629,852
37,536	Fresenius Medical Care AG & Co. KGaA (Health Care)	3,189,969
91,975	Fresenius SE & Co. KGaA (Health Care)	4,267,905
14,457	GEA Group AG (Industrials)	528,378
10,942	Hannover Rueck SE (Financials)	1,866,077
49,092	HeidelbergCement AG (Materials)	3,124,631
15,946	Henkel AG & Co. KGaA (Consumer Staples)	1,435,065
10,773	HOCHTIEF AG (Industrials)	957,279
41,731	Infineon Technologies AG (Information Technology)	1,155,874
15,798	KION Group AG (Industrials)	1,338,802
21,992	Knorr-Bremse AG (Industrials)	2,800,567
4,808	LEG Immobilien AG (Real Estate)	708,761
29,497	Merck KGaA (Health Care)	4,009,226
257,381	METRO AG (Consumer Staples)	2,552,401
5,196	MTU Aero Engines AG (Industrials)	964,748
7,834	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	2,264,506
31,514	Nemetschek SE (Information Technology)	2,510,100
52,588	Puma SE (Consumer Discretionary)*	4,350,913
83,205	RWE AG (Utilities)	3,313,652
81,231	SAP SE (Information Technology)	13,410,345
20,651	Scout24 AG (Communication Services)(b)	1,925,176
49,346	Siemens AG (Industrials)	6,825,718
17,052	Siemens Healthineers AG (Health Care)(b)	776,987
14,374	Symrise AG (Materials)	1,986,373

Common Stocks – (continued)
Germany – (continued)
196,771	Telefonica Deutschland Holding AG (Communication Services)	545,021
117,987	Uniper SE (Utilities)	3,871,965
18,124	United Internet AG (Communication Services)	891,726
2,066	Volkswagen AG (Consumer Discretionary)*	371,119
35,955	Vonovia SE (Real Estate)	2,580,024
62,076	Zalando SE (Consumer Discretionary)*(b)	5,429,901

		139,452,429

Hong Kong – 2.2%
760,412	AIA Group Ltd. (Financials)	7,829,639
73,978	ASM Pacific Technology Ltd. (Information Technology)	795,606
371,935	Bank of East Asia Ltd. (The) (Financials)	838,877
449,050	CK Asset Holdings Ltd. (Real Estate)	2,439,308
85,856	CLP Holdings Ltd. (Utilities)	843,588
619,564	Dairy Farm International Holdings Ltd. (Consumer Staples)	2,589,778
191,096	Hang Lung Properties Ltd. (Real Estate)	538,757
87,603	Hang Seng Bank Ltd. (Financials)	1,377,884
94,491	Henderson Land Development Co. Ltd. (Real Estate)	372,470
847,369	HK Electric Investments & HK Electric Investments Ltd. (Utilities)	862,660
740,934	HKT Trust & HKT Ltd. (Communication Services)	1,059,276
547,455	Hong Kong & China Gas Co. Ltd. (Utilities)	796,797
138,399	Hong Kong Exchanges & Clearing Ltd. (Financials)	6,985,889
14,848	Jardine Matheson Holdings Ltd. (Industrials)	623,616
29,058	Jardine Strategic Holdings Ltd. (Industrials)	582,904
81,102	Link REIT (Real Estate)	645,664
126,678	MTR Corp. Ltd. (Industrials)	659,530
1,917,198	PCCW Ltd. (Communication Services)	1,202,245
122,262	Power Assets Holdings Ltd. (Utilities)	700,429
43,955	Sun Hung Kai Properties Ltd. (Real Estate)	590,971
295,754	Swire Pacific Ltd., Class A (Real Estate)	1,610,397
234,344	Techtronic Industries Co. Ltd. (Industrials)	2,975,355
1,809,481	WH Group Ltd. (Consumer Staples)(b)	1,561,960

		38,483,600

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Ireland – 0.5%
55,994	CRH PLC (Materials)	$2,075,948
7,956	Flutter Entertainment PLC (Consumer Discretionary)	1,344,467
15,548	Kerry Group PLC, Class A (Consumer Staples)	2,045,410
10,524	Kingspan Group PLC (Industrials)	905,576
58,887	Smurfit Kappa Group PLC (Materials)	2,090,242

		8,461,643

Israel – 0.9%
118,986	Bank Hapoalim BM (Financials)	722,063
123,886	Bank Leumi Le-Israel BM (Financials)	635,739
12,870	Check Point Software Technologies Ltd. (Information Technology)*	1,624,966
3,331	Elbit Systems Ltd. (Industrials)	450,197
141,684	Israel Discount Bank Ltd., Class A (Financials)	454,843
17,035	Nice Ltd. (Information Technology)*	3,903,298
580,430	Teva Pharmaceutical Industries Ltd. ADR (Health Care)*	5,728,844
8,777	Wix.com Ltd. (Information Technology)*	2,585,968

		16,105,918

Italy – 2.1%
93,442	Assicurazioni Generali SpA (Financials)	1,453,335
50,485	Atlantia SpA (Industrials)*	804,833
87,516	Davide Campari-Milano NV (Consumer Staples)	899,280
8,577	DiaSorin SpA (Health Care)	1,554,037
561,797	Enel SpA (Utilities)	5,098,908
46,722	Eni SpA (Energy)	435,842
19,295	Ferrari NV (Consumer Discretionary)	3,765,981
116,138	FinecoBank Banca Fineco SpA (Financials)*	1,763,970
73,204	Infrastrutture Wireless Italiane SpA (Communication Services)(b)	714,832
1,081,259	Intesa Sanpaolo SpA (Financials)*	2,334,362
97,221	Moncler SpA (Consumer Discretionary)*	3,773,010
36,761	Nexi SpA (Information Technology)*(b)	655,728
203,327	Poste Italiane SpA (Financials)(b)	1,869,970
47,771	Prysmian SpA (Industrials)	1,339,168
51,046	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	2,788,085
345,047	Snam SpA (Utilities)	1,770,308
5,353,422	Telecom Italia SpA (Communication Services)	2,553,288
4,195,609	Telecom Italia SpA-RSP (Communication Services)	1,986,022

Common Stocks – (continued)
Italy – (continued)
227,665	Terna Rete Elettrica Nazionale SpA (Utilities)	1,649,449

		37,210,408

Japan – 21.9%
18,819	ABC-Mart, Inc. (Consumer Discretionary)(a)	990,240
36,407	Advantest Corp. (Information Technology)	1,740,615
72,189	Aeon Co. Ltd. (Consumer Staples)	1,789,664
43,060	Aeon Mall Co. Ltd. (Real Estate)	569,694
27,596	Ajinomoto Co., Inc. (Consumer Staples)	514,213
50,499	Asahi Group Holdings Ltd. (Consumer Staples)	1,768,144
19,761	Asahi Intecc Co. Ltd. (Health Care)	586,056
306,760	Astellas Pharma, Inc. (Health Care)	4,814,956
41,921	Bandai Namco Holdings, Inc. (Consumer Discretionary)	2,603,929
31,120	Benesse Holdings, Inc. (Consumer Discretionary)	792,636
48,903	Bridgestone Corp. (Consumer Discretionary)	1,549,936
133,556	Brother Industries Ltd. (Information Technology)	2,210,295
91,491	Calbee, Inc. (Consumer Staples)	2,851,410
91,290	Canon, Inc. (Information Technology)	1,577,097
35,841	Casio Computer Co. Ltd. (Consumer Discretionary)	577,606
11,074	Central Japan Railway Co. (Industrials)	1,659,351
42,988	Chubu Electric Power Co., Inc. (Utilities)	530,839
60,220	Chugai Pharmaceutical Co. Ltd. (Health Care)	2,680,924
66,368	Chugoku Electric Power Co., Inc. (The) (Utilities)	808,595
56,150	Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	936,142
6,648	Cosmos Pharmaceutical Corp. (Consumer Staples)	1,169,175
42,546	CyberAgent, Inc. (Communication Services)	2,266,820
21,529	Dai Nippon Printing Co. Ltd. (Industrials)	457,602
12,047	Daifuku Co. Ltd. (Industrials)	1,059,913
25,057	Dai-ichi Life Holdings, Inc. (Financials)	379,358
49,951	Daiichi Sankyo Co. Ltd. (Health Care)	4,449,876
17,069	Daikin Industries Ltd. (Industrials)	3,213,566
28,293	Daito Trust Construction Co. Ltd. (Real Estate)	2,508,204
18,296	Daiwa House Industry Co. Ltd. (Real Estate)	490,073

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
145	Daiwa House REIT Investment Corp. REIT (Real Estate)	$378,754
16,972	Denso Corp. (Consumer Discretionary)	713,322
71,859	Dentsu Group, Inc. (Communication Services)	1,886,515
1,697	Disco Corp. (Information Technology)	395,745
10,760	East Japan Railway Co. (Industrials)	699,813
28,307	Eisai Co. Ltd. (Health Care)	2,473,142
789,757	ENEOS Holdings, Inc. (Energy)	3,095,129
25,711	FamilyMart Co. Ltd. (Consumer Staples)	569,766
2,098	FANUC Corp. (Industrials)	368,082
5,386	Fast Retailing Co. Ltd. (Consumer Discretionary)(a)	3,213,976
58,173	FUJIFILM Holdings Corp. (Information Technology)	2,768,079
44,485	Fujitsu Ltd. (Information Technology)	5,797,376
21,098	Fukuoka Financial Group, Inc. (Financials)	349,163
213	GLP J REIT (Real Estate)	328,604
4,202	GMO Payment Gateway, Inc. (Information Technology)	444,193
55,353	Hakuhodo DY Holdings, Inc. (Communication Services)	689,009
12,575	Hamamatsu Photonics KK (Information Technology)	572,750
46,293	Hankyu Hanshin Holdings, Inc. (Industrials)	1,503,884
1,519	Hikari Tsushin, Inc. (Consumer Discretionary)	366,984
110,788	Hitachi Ltd. (Information Technology)	3,687,884
22,696	Hitachi Metals Ltd. (Materials)	340,510
175,571	Honda Motor Co. Ltd. (Consumer Discretionary)	4,518,207
79,267	Hoya Corp. (Health Care)	7,785,052
29,229	Idemitsu Kosan Co. Ltd. (Energy)	643,868
91,970	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	1,795,256
265,567	Inpex Corp. (Energy)	1,687,388
46,199	Ito En Ltd. (Consumer Staples)	2,792,546
203,777	ITOCHU Corp. (Industrials)	5,233,501
25,468	Itochu Techno-Solutions Corp. (Information Technology)	922,223
49,301	Japan Exchange Group, Inc. (Financials)	1,277,563
59,686	Japan Post Bank Co. Ltd. (Financials)	480,100
207,497	Japan Post Holdings Co. Ltd. (Financials)	1,533,457
93,395	Japan Post Insurance Co. Ltd. (Financials)	1,491,924
51,618	Japan Tobacco, Inc. (Consumer Staples)	964,993
51,180	JGC Holdings Corp. (Industrials)	565,154
16,370	JSR Corp. (Materials)	348,873

Common Stocks – (continued)
Japan – (continued)
96,618	Kakaku.com, Inc. (Communication Services)	2,575,690
80,616	Kamigumi Co. Ltd. (Industrials)	1,664,850
62,046	Kao Corp. (Consumer Staples)	4,721,101
148,437	KDDI Corp. (Communication Services)	4,308,445
13,351	Keihan Holdings Co. Ltd. (Industrials)	575,360
7,177	Keio Corp. (Industrials)	433,821
15,956	Keisei Electric Railway Co. Ltd. (Industrials)	469,449
9,023	Keyence Corp. (Information Technology)	3,716,579
40,548	Kikkoman Corp. (Consumer Staples)	2,202,428
10,398	Kintetsu Group Holdings Co. Ltd. (Industrials)	456,926
89,095	Kirin Holdings Co. Ltd. (Consumer Staples)	1,751,738
10,596	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	943,243
13,330	Kobe Bussan Co. Ltd. (Consumer Staples)	785,633
16,204	Komatsu Ltd. (Industrials)	352,058
29,292	Kose Corp. (Consumer Staples)	3,433,444
26,291	Kubota Corp. (Industrials)	475,145
15,338	Kyocera Corp. (Information Technology)	880,404
25,030	Kyowa Kirin Co. Ltd. (Health Care)	647,199
67,441	Kyushu Electric Power Co., Inc. (Utilities)	597,172
21,290	Kyushu Railway Co. (Industrials)	469,386
9,300	Lasertec Corp. (Information Technology)	701,589
42,122	Lawson, Inc. (Consumer Staples)(a)	2,077,402
49,553	LINE Corp. (Communication Services)*	2,523,327
146,832	Lion Corp. (Consumer Staples)	3,109,856
50,707	LIXIL Group Corp. (Industrials)	932,422
34,992	M3, Inc. (Health Care)	2,026,035
7,452	Makita Corp. (Industrials)	344,333
365,482	Marubeni Corp. (Industrials)	2,204,369
19,841	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	972,919
167,970	Mebuki Financial Group, Inc. (Financials)	407,075
31,829	Medipal Holdings Corp. (Health Care)	608,396
35,579	MEIJI Holdings Co. Ltd. (Consumer Staples)	2,871,953
11,539	Mercari, Inc. (Consumer Discretionary)*	523,387
86,945	MISUMI Group, Inc. (Industrials)	2,280,928
356,989	Mitsubishi Chemical Holdings Corp. (Materials)	2,086,490
143,769	Mitsubishi Corp. (Industrials)	3,406,286
98,411	Mitsubishi Electric Corp. (Industrials)	1,357,681
29,082	Mitsubishi Estate Co. Ltd. (Real Estate)	455,653

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
19,386	Mitsubishi Gas Chemical Co., Inc. (Materials)	$346,241
66,298	Mitsubishi Heavy Industries Ltd. (Industrials)	1,646,431
472,509	Mitsubishi UFJ Financial Group, Inc. (Financials)	1,971,665
328,123	Mitsubishi UFJ Lease & Finance Co. Ltd. (Financials)	1,550,187
75,193	Mitsui & Co. Ltd. (Industrials)	1,357,154
23,058	Mitsui Chemicals, Inc. (Materials)	542,068
11,217	Miura Co. Ltd. (Industrials)	459,067
983,483	Mizuho Financial Group, Inc. (Financials)	1,333,631
96,314	MonotaRO Co. Ltd. (Industrials)	3,805,513
23,412	MS&AD Insurance Group Holdings, Inc. (Financials)	649,297
35,940	Murata Manufacturing Co. Ltd. (Information Technology)	2,128,372
28,168	Nagoya Railroad Co. Ltd. (Industrials)	785,979
80,696	NEC Corp. (Information Technology)	4,253,766
35,896	Nexon Co. Ltd. (Communication Services)	840,490
17,387	NH Foods Ltd. (Consumer Staples)	787,822
19,604	Nidec Corp. (Industrials)	1,647,331
14,730	Nihon M&A Center, Inc. (Industrials)	733,409
5,993	Nintendo Co. Ltd. (Communication Services)	3,206,590
20,303	Nippon Paint Holdings Co. Ltd. (Materials)(a)	1,742,254
471	Nippon Prologis REIT, Inc. REIT (Real Estate)	1,541,204
239,636	Nippon Telegraph & Telephone Corp. (Communication Services)	5,449,406
13,536	Nissan Chemical Corp. (Materials)	717,359
10,986	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	1,098,134
28,085	Nitori Holdings Co. Ltd. (Consumer Discretionary)	5,874,160
5,620	Nitto Denko Corp. (Materials)	341,297
76,576	Nomura Holdings, Inc. (Financials)	393,188
71,610	Nomura Real Estate Holdings, Inc. (Real Estate)	1,370,142
37,684	Nomura Research Institute Ltd. (Information Technology)	1,001,756
118,144	NTT Data Corp. (Information Technology)	1,350,281
199,381	NTT DOCOMO, Inc. (Communication Services)	5,563,378
120,886	Obayashi Corp. (Industrials)	1,182,128
11,920	Obic Co. Ltd. (Information Technology)	2,112,092
21,261	Odakyu Electric Railway Co. Ltd. (Industrials)	525,886
202,088	Olympus Corp. (Health Care)	4,000,026
41,420	Omron Corp. (Information Technology)	3,034,876

Common Stocks – (continued)
Japan – (continued)
43,474	Ono Pharmaceutical Co. Ltd. (Health Care)	1,311,456
7,477	Oracle Corp. Japan (Information Technology)	877,117
6,388	Oriental Land Co. Ltd. (Consumer Discretionary)	866,833
103,515	ORIX Corp. (Financials)	1,290,460
36,669	Osaka Gas Co. Ltd. (Utilities)	716,817
13,705	Otsuka Corp. (Information Technology)	672,035
27,622	Otsuka Holdings Co. Ltd. (Health Care)	1,213,029
30,718	Pan Pacific International Holdings Corp. (Consumer Discretionary)	721,567
140,396	Panasonic Corp. (Consumer Discretionary)	1,294,670
110,829	Persol Holdings Co. Ltd. (Industrials)	1,729,662
39,085	Pigeon Corp. (Consumer Staples)	1,785,721
126,261	Pola Orbis Holdings, Inc. (Consumer Staples)	2,287,212
178,657	Recruit Holdings Co. Ltd. (Industrials)	6,782,716
265,469	Renesas Electronics Corp. (Information Technology)*	1,669,742
197,184	Resona Holdings, Inc. (Financials)	725,180
72,046	Ricoh Co. Ltd. (Information Technology)(a)	538,757
5,578	Rinnai Corp. (Consumer Discretionary)	516,009
128,973	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	2,018,909
18,127	Santen Pharmaceutical Co. Ltd. (Health Care)	345,463
10,113	Secom Co. Ltd. (Industrials)	956,036
51,069	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	817,239
173,615	Sekisui House Ltd. (Consumer Discretionary)(a)	3,431,534
71,580	Seven & i Holdings Co. Ltd. (Consumer Staples)	2,317,263
13,182	SG Holdings Co. Ltd. (Industrials)	605,990
35,015	Shimadzu Corp. (Information Technology)	1,045,051
11,829	Shimamura Co. Ltd. (Consumer Discretionary)	976,036
4,703	Shimano, Inc. (Consumer Discretionary)	995,637
13,856	Shin-Etsu Chemical Co. Ltd. (Materials)	1,683,574
42,883	Shinsei Bank Ltd. (Financials)	501,033
29,395	Shionogi & Co. Ltd. (Health Care)	1,630,730
90,936	Shiseido Co. Ltd. (Consumer Staples)	5,291,773
55,248	Shizuoka Bank Ltd. (The) (Financials)	383,967
2,974	SMC Corp. (Industrials)	1,633,604
97,110	SoftBank Corp. (Communication Services)(a)	1,275,173
69,382	SoftBank Group Corp. (Communication Services)	4,316,870

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
10,621	Sompo Holdings, Inc. (Financials)	$398,619
86,697	Sony Corp. (Consumer Discretionary)	6,793,016
16,481	Square Enix Holdings Co. Ltd. (Communication Services)	1,086,352
27,868	SUMCO Corp. (Information Technology)	377,898
150,081	Sumitomo Corp. (Industrials)	1,945,272
95,728	Sumitomo Dainippon Pharma Co. Ltd. (Health Care)	1,211,438
36,437	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	429,156
99,494	Sumitomo Mitsui Financial Group, Inc. (Financials)	2,925,383
28,048	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	812,253
306,650	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	2,952,423
57,150	Sundrug Co. Ltd. (Consumer Staples)	2,126,048
45,298	Suntory Beverage & Food Ltd. (Consumer Staples)	1,747,077
10,335	Suzuken Co. Ltd. (Health Care)	383,987
41,383	Sysmex Corp. (Health Care)	3,612,452
34,024	T&D Holdings, Inc. (Financials)	356,138
14,795	Taiheiyo Cement Corp. (Materials)	376,136
18,949	Taisho Pharmaceutical Holdings Co. Ltd. (Health Care)	1,165,048
101,621	Takeda Pharmaceutical Co. Ltd. (Health Care)	3,793,838
6,725	TDK Corp. (Information Technology)	698,215
35,009	Teijin Ltd. (Materials)	549,342
39,434	Terumo Corp. (Health Care)	1,602,721
16,037	Tobu Railway Co. Ltd. (Industrials)	500,565
17,360	Toho Co. Ltd. (Communication Services)	659,727
16,151	Toho Gas Co. Ltd. (Utilities)	711,256
137,935	Tohoku Electric Power Co., Inc. (Utilities)	1,398,275
36,165	Tokio Marine Holdings, Inc. (Financials)	1,667,659
6,586	Tokyo Century Corp. (Financials)	337,855
16,704	Tokyo Electron Ltd. (Information Technology)	4,276,615
38,737	Tokyo Gas Co. Ltd. (Utilities)	860,802
39,718	Tokyu Corp. (Industrials)	531,096
26,212	Toppan Printing Co. Ltd. (Industrials)	407,349
267,807	Toray Industries, Inc. (Materials)	1,272,049
21,065	Toshiba Corp. (Industrials)	606,852
15,739	TOTO Ltd. (Industrials)	690,886
18,618	Toyo Suisan Kaisha Ltd. (Consumer Staples)	1,056,913
106,970	Toyota Motor Corp. (Consumer Discretionary)	7,067,111
53,665	Toyota Tsusho Corp. (Industrials)	1,563,722
11,735	Trend Micro, Inc. (Information Technology)	725,933

Common Stocks – (continued)
Japan – (continued)
18,360	Tsuruha Holdings, Inc. (Consumer Staples)	2,451,578
34,544	Unicharm Corp. (Consumer Staples)	1,503,004
29,928	USS Co. Ltd. (Consumer Discretionary)	505,456
199,824	Welcia Holdings Co. Ltd. (Consumer Staples)	8,545,446
9,296	West Japan Railway Co. (Industrials)	488,359
11,539	Yakult Honsha Co. Ltd. (Consumer Staples)	658,314
443,225	Yamada Denki Co. Ltd. (Consumer Discretionary)	2,378,189
9,492	Yamaha Corp. (Consumer Discretionary)	462,762
63,913	Yamato Holdings Co. Ltd. (Industrials)	1,670,676
199,484	Yamazaki Baking Co. Ltd. (Consumer Staples)(a)	3,246,823
42,212	Yokogawa Electric Corp. (Information Technology)	689,833
140,366	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	2,198,575
142,180	Z Holdings Corp. (Communication Services)	945,230
165,394	ZOZO, Inc. (Consumer Discretionary)	4,654,021

		381,223,074

Jordan – 0.1%
40,477	Hikma Pharmaceuticals PLC (Health Care)	1,285,003

Luxembourg – 0.4%
419,007	ArcelorMittal (Materials)*	5,312,786
1,059	Eurofins Scientific SE (Health Care)*	850,589
151,916	SES SA (Communication Services)	1,081,020

		7,244,395

Macau – 0.0%
651,424	SJM Holdings Ltd. (Consumer Discretionary)	896,006

Netherlands – 3.4%
1,342	Adyen NV (Information Technology)*(b)	2,267,816
691,796	Aegon NV (Financials)	1,930,216
12,966	Akzo Nobel NV (Materials)	1,286,125
127,915	Altice Europe NV (Communication Services)*	567,250
2,518	Argenx SE (Health Care)*	583,309
24,456	ASML Holding NV (Information Technology)	9,192,699
43,727	EXOR NV (Financials)	2,583,389
16,729	Heineken Holding NV (Consumer Staples)	1,373,484
14,772	Heineken NV (Consumer Staples)	1,370,220
248,888	ING Groep NV (Financials)*	2,025,263

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
263,981	Koninklijke Ahold Delhaize NV (Consumer Staples)	$7,962,161
15,896	Koninklijke DSM NV (Materials)	2,556,006
254,380	Koninklijke KPN NV (Communication Services)	668,384
112,104	Koninklijke Philips NV (Health Care)*	5,313,898
22,970	Koninklijke Vopak NV (Energy)	1,264,215
69,212	NN Group NV (Financials)	2,611,524
53,848	Randstad NV (Industrials)	2,812,328
279,270	Royal Dutch Shell PLC, Class A (Energy)	4,138,641
267,108	Royal Dutch Shell PLC, Class B (Energy)	3,801,758
59,407	Wolters Kluwer NV (Industrials)	4,888,091

		59,196,777

New Zealand – 0.5%
144,346	a2 Milk Co. Ltd. (The) (Consumer Staples)*	1,813,704
137,817	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	3,432,596
174,357	Mercury NZ Ltd. (Utilities)	611,630
310,776	Meridian Energy Ltd. (Utilities)	1,067,072
309,800	Spark New Zealand Ltd. (Communication Services)	1,011,372

		7,936,374

Norway – 0.8%
31,731	DNB ASA (Financials)*	512,640
28,011	Equinor ASA (Energy)	457,059
134,210	Gjensidige Forsikring ASA (Financials)*	2,878,138
35,678	Mowi ASA (Consumer Staples)	702,418
828,867	Norsk Hydro ASA (Materials)*	2,663,874
80,741	Orkla ASA (Consumer Staples)	827,321
94,661	Schibsted ASA, Class B (Communication Services)*	3,776,405
55,773	Telenor ASA (Communication Services)	913,268
9,942	Yara International ASA (Materials)	419,310

		13,150,433

Portugal – 0.3%
557,591	EDP – Energias de Portugal SA (Utilities)	2,828,783
33,445	Galp Energia SGPS SA (Energy)	358,867
176,004	Jeronimo Martins SGPS SA (Consumer Staples)	2,895,319

		6,082,969

Russia – 0.1%
301,639	Evraz PLC (Materials)	1,309,377

Singapore – 1.1%
394,959	Ascendas Real Estate Investment Trust REIT (Real Estate)	964,448

Common Stocks – (continued)
Singapore – (continued)
225,927	DBS Group Holdings Ltd. (Financials)	3,468,003
220,445	Jardine Cycle & Carriage Ltd. (Consumer Discretionary)	3,072,545
394,343	Mapletree Logistics Trust REIT (Real Estate)	600,390
516,116	Oversea-Chinese Banking Corp. Ltd. (Financials)	3,291,208
780,138	Singapore Exchange Ltd. (Financials)	4,940,415
271,806	Singapore Telecommunications Ltd. (Communication Services)	459,807
145,896	United Overseas Bank Ltd. (Financials)	2,098,945
23,406	Venture Corp. Ltd. (Information Technology)	341,725

		19,237,486

South Africa – 0.1%
81,923	Anglo American PLC (Materials)	2,010,193

Spain – 1.8%
197,543	ACS Actividades de Construccion y Servicios SA (Industrials)	4,847,884
2,591	Aena SME SA (Industrials)*(b)	387,648
52,850	Amadeus IT Group SA (Information Technology)	2,964,993
228,013	Banco Santander SA (Financials)	507,971
23,607	Cellnex Telecom SA (Communication Services)*(b)	1,515,537
57,637	Enagas SA (Utilities)	1,412,396
56,992	Endesa SA (Utilities)	1,583,348
47,300	Ferrovial SA (Industrials)	1,266,002
36,015	Grifols SA (Health Care)	978,169
517,070	Iberdrola SA (Utilities)	6,524,016
172,473	Industria de Diseno Textil SA (Consumer Discretionary)	4,857,639
622,953	Mapfre SA (Financials)	1,183,093
55,775	Naturgy Energy Group SA (Utilities)	1,077,939
40,341	Red Electrica Corp. SA (Utilities)	773,140
61,201	Repsol SA (Energy)	484,686
21,396	Siemens Gamesa Renewable Energy SA (Industrials)	574,207
204,039	Telefonica SA (Communication Services)	807,952

		31,746,620

Sweden – 2.9%
64,570	Assa Abloy AB, Class B (Industrials)	1,497,284
72,541	Atlas Copco AB, Class A (Industrials)	3,363,399
34,993	Atlas Copco AB, Class B (Industrials)	1,409,060
37,349	Electrolux AB, Series B (Consumer Discretionary)	811,506
72,555	Epiroc AB, Class A (Industrials)	1,083,074
31,619	Epiroc AB, Class B (Industrials)	455,866
46,902	Essity AB, Class B (Consumer Staples)*	1,618,332
55,513	Evolution Gaming Group AB (Consumer Discretionary)(b)	4,169,453

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
244,698	Hennes & Mauritz AB, Class B (Consumer Discretionary)	$3,912,354
12,367	Hexagon AB, Class B (Information Technology)*	898,172
123,498	Husqvarna AB, Class B (Consumer Discretionary)	1,345,671
22,944	ICA Gruppen AB (Consumer Staples)	1,128,452
29,796	Industrivarden AB, Class C (Financials)*	787,310
40,931	Investment AB Latour, Class B (Industrials)	915,436
38,785	Investor AB, Class B (Financials)	2,479,556
28,577	Kinnevik AB, Class B (Financials)	1,106,806
24,034	Kinnevik AB, Class B (Financials)*	19,367
23,835	L E Lundbergforetagen AB, Class B (Financials)*	1,091,580
35,432	Nibe Industrier AB, Class B (Industrials)*	998,264
95,878	Sandvik AB (Industrials)*	1,887,557
126,134	Securitas AB, Class B (Industrials)*	1,800,253
105,593	Skandinaviska Enskilda Banken AB, Class A (Financials)*	1,049,692
153,031	Skanska AB, Class B (Industrials)*	3,126,286
45,017	SKF AB, Class B (Industrials)	900,867
41,360	Svenska Cellulosa AB SCA, Class B (Materials)*	534,446
77,003	Svenska Handelsbanken AB, Class A (Financials)*	776,909
20,882	Swedbank AB, Class A (Financials)*	354,984
63,976	Swedish Match AB (Consumer Staples)	4,870,363
65,857	Tele2 AB, Class B (Communication Services)	935,747
284,422	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	3,305,910
225,870	Telia Co. AB (Communication Services)	872,322
53,970	Volvo AB, Class B (Industrials)*	1,034,353

		50,540,631

Switzerland – 9.0%
101,707	ABB Ltd. (Industrials)	2,594,491
33,288	Adecco Group AG (Industrials)	1,747,116
18,062	Alcon, Inc. (Health Care)*	1,030,223
5,090	Baloise Holding AG (Financials)	794,209
11,586	Banque Cantonale Vaudoise (Financials)	1,241,656
508	Barry Callebaut AG (Consumer Staples)	1,128,325
258	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	2,204,798
25,687	Cie Financiere Richemont SA (Consumer Discretionary)	1,704,764
19,973	Clariant AG (Materials)	417,005
59,606	Coca-Cola HBC AG (Consumer Staples)*	1,591,400

Common Stocks – (continued)
Switzerland – (continued)
200,487	Credit Suisse Group AG (Financials)	2,211,825
1,601	EMS-Chemie Holding AG (Materials)(a)	1,448,181
2,984	Geberit AG (Industrials)	1,725,216
804	Givaudan SA (Materials)	3,384,041
34,936	Kuehne + Nagel International AG (Industrials)*	6,791,656
49,901	LafargeHolcim Ltd. (Materials)*	2,377,426
32,230	Logitech International SA (Information Technology)	2,391,703
4,936	Lonza Group AG (Health Care)	3,071,947
291,018	Nestle SA (Consumer Staples)	35,085,695
193,123	Novartis AG (Health Care)	16,737,541
7,025	Partners Group Holding AG (Financials)	7,160,359
72,154	Roche Holding AG (Health Care)	25,297,371
4,259	Schindler Holding AG (Industrials)	1,124,760
5,796	Schindler Holding AG Participation Certificates (Industrials)	1,551,908
1,643	SGS SA (Industrials)	4,266,016
9,398	Sika AG (Materials)	2,260,655
13,978	Sonova Holding AG (Health Care)*	3,276,979
170,395	STMicroelectronics NV (Information Technology)	5,137,394
4,844	Straumann Holding AG (Health Care)	4,781,328
8,252	Swatch Group AG (The) – Bearer (Consumer Discretionary)	1,750,383
33,369	Swatch Group AG (The) – Registered (Consumer Discretionary)	1,320,752
1,738	Swiss Life Holding AG (Financials)	704,117
11,850	Swiss Prime Site AG (Real Estate)	1,070,573
7,337	Swiss Re AG (Financials)	591,882
2,190	Swisscom AG (Communication Services)	1,216,059
2,836	Temenos AG (Information Technology)	459,202
174,028	UBS Group AG (Financials)	2,123,047
8,952	Zurich Insurance Group AG (Financials)	3,320,526

		157,092,529

United Kingdom – 11.1%
205,880	Admiral Group PLC (Financials)	7,269,233
22,567	Ashtead Group PLC (Industrials)	787,129
85,779	Associated British Foods PLC (Consumer Staples)	2,349,908
104,414	AstraZeneca PLC (Health Care)	11,659,746
841,011	Auto Trader Group PLC (Communication Services)(b)	6,342,035
15,673	AVEVA Group PLC (Information Technology)	1,064,377
780,944	Aviva PLC (Financials)	2,956,038
202,071	BAE Systems PLC (Industrials)	1,405,845
509,708	Barclays PLC (Financials)*	764,097
98,050	Barratt Developments PLC (Consumer Discretionary)	689,504

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
41,539	Berkeley Group Holdings PLC (Consumer Discretionary)	$2,535,654
546,790	BP PLC (Energy)	1,934,273
203,605	British American Tobacco PLC (Consumer Staples)	6,904,022
102,613	British Land Co. PLC (The) REIT (Real Estate)	502,449
361,816	BT Group PLC (Communication Services)	506,980
42,958	Bunzl PLC (Industrials)	1,393,101
219,872	Burberry Group PLC (Consumer Discretionary)	4,252,573
345,829	CK Hutchison Holdings Ltd. (Industrials)	2,264,578
43,591	Coca-Cola European Partners PLC (Consumer Staples)	1,794,206
164,399	Compass Group PLC (Consumer Discretionary)	2,686,589
28,815	Croda International PLC (Materials)	2,276,328
10,620	DCC PLC (Industrials)	942,478
127,193	Diageo PLC (Consumer Staples)	4,273,805
156,365	Direct Line Insurance Group PLC (Financials)	617,417
107,355	Experian PLC (Industrials)	4,010,428
454,917	GlaxoSmithKline PLC (Health Care)	8,966,114
128,719	GVC Holdings PLC (Consumer Discretionary)*	1,386,025
59,730	Halma PLC (Information Technology)	1,773,856
243,108	Hargreaves Lansdown PLC (Financials)	5,261,859
524,979	HSBC Holdings PLC (Financials)	2,320,692
146,369	Imperial Brands PLC (Consumer Staples)	2,455,639
16,288	Intertek Group PLC (Industrials)	1,281,486
2,069,525	J Sainsbury PLC (Consumer Staples)	5,093,080
449,102	JD Sports Fashion PLC (Consumer Discretionary)	4,364,417
17,502	Johnson Matthey PLC (Materials)	556,565
622,153	Kingfisher PLC (Consumer Discretionary)	2,251,684
66,409	Land Securities Group PLC REIT (Real Estate)	514,037
980,850	Legal & General Group PLC (Financials)	2,853,820
1,145,219	Lloyds Banking Group PLC (Financials)*	434,716
37,173	London Stock Exchange Group PLC (Financials)	4,380,005
1,369,415	M&G PLC (Financials)	3,172,090
265,902	Melrose Industries PLC (Industrials)	362,438
47,492	Mondi PLC (Materials)	929,041
245,055	National Grid PLC (Utilities)	2,766,677
52,627	Next PLC (Consumer Discretionary)	4,254,671
92,671	Ocado Group PLC (Consumer Discretionary)*	3,098,323

Common Stocks – (continued)
United Kingdom – (continued)
129,170	Pearson PLC (Communication Services)	967,494
18,813	Persimmon PLC (Consumer Discretionary)	659,969
98,587	Prudential PLC (Financials)	1,612,417
42,191	Reckitt Benckiser Group PLC (Consumer Staples)	4,242,521
158,071	RELX PLC (Industrials)	3,603,326
187,179	Rentokil Initial PLC (Industrials)*	1,335,822
129,696	Rolls-Royce Holdings PLC (Industrials)*	418,686
95,884	RSA Insurance Group PLC (Financials)	576,829
475,953	Sage Group PLC (The) (Information Technology)	4,719,675
38,028	Schroders PLC (Financials)	1,475,591
269,260	Segro PLC REIT (Real Estate)	3,435,088
45,693	Severn Trent PLC (Utilities)	1,426,732
134,742	Smith & Nephew PLC (Health Care)	2,744,980
10,035	Spirax-Sarco Engineering PLC (Industrials)	1,376,555
84,978	SSE PLC (Utilities)	1,432,506
144,458	St James’s Place PLC (Financials)	1,895,149
368,860	Standard Chartered PLC (Financials)*	1,938,005
248,799	Standard Life Aberdeen PLC (Financials)	790,183
1,158,677	Tesco PLC (Consumer Staples)	3,392,934
142,810	Unilever NV (Consumer Staples)	8,285,202
124,992	Unilever PLC (Consumer Staples)	7,464,167
85,725	United Utilities Group PLC (Utilities)	954,064
2,184,060	Vodafone Group PLC (Communication Services)	3,258,892
800,324	Wm Morrison Supermarkets PLC (Consumer Staples)(a)	2,060,675
277,147	WPP PLC (Communication Services)	2,395,731

		193,123,221

United States – 0.8%
51,736	Bausch Health Cos., Inc. (Health Care)*	859,653
3,468	CyberArk Software Ltd. (Information Technology)*	383,214
78,089	Ferguson PLC (Industrials)	7,712,143
47,689	James Hardie Industries PLC CDI (Materials)	1,087,324
19,508	QIAGEN NV (Health Care)*	993,184
470,997	Tenaris SA (Energy)	2,771,382

		13,806,900

Zambia – 0.0%
37,709	First Quantum Minerals Ltd. (Materials)	373,632

TOTAL COMMON STOCKS
(Cost $1,590,481,007)		$1,730,862,936

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Rate	Value

Preferred Stocks – 0.4%
Germany – 0.4%
67,439	FUCHS PETROLUB SE (Materials)	2.45%	$3,195,500
16,987	Henkel AG & Co. KGaA (Consumer Staples)	2.12	1,738,203
5,151	Sartorius AG (Health Care)	0.10	2,186,921
5,727	Volkswagen AG (Consumer Discretionary)*	0.00	954,369

TOTAL PREFERRED STOCKS
(Cost $7,131,474)			$8,074,993

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,597,612,481)			$1,738,937,929

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.4%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
24,830,933	0.027%	$24,830,933
(Cost $24,830,933)

TOTAL INVESTMENTS – 101.1%
(Cost $1,622,443,414)		$1,763,768,862

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%		(20,206,594)

NET ASSETS – 100.0%		$1,743,562,268

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.5%
Communication Services – 10.7%
1,045	CyberAgent, Inc.	$55,677
1,045	Dentsu Group, Inc.	27,434
3,634	Hakuhodo DY Holdings, Inc.	45,234
1,979	Kakaku.com, Inc.	52,757
8,923	KDDI Corp.	258,994
547	Konami Holdings Corp.	21,071
1,418	LINE Corp.*	72,207
3,284	Nexon Co. Ltd.	76,894
552	Nintendo Co. Ltd.	295,351
10,145	Nippon Telegraph & Telephone Corp.	230,701
8,349	NTT DOCOMO, Inc.	232,964
9,415	SoftBank Corp.(a)	123,631
6,882	SoftBank Group Corp.	428,190
1,104	Square Enix Holdings Co. Ltd.	72,771
810	Toho Co. Ltd.	30,782
11,331	Z Holdings Corp.	75,330

		2,099,988

Consumer Discretionary – 17.8%
757	ABC-Mart, Inc.(a)	39,833
234	Aisin Seiki Co. Ltd.	8,043
1,306	Bandai Namco Holdings, Inc.	81,122
1,482	Benesse Holdings, Inc.	37,747
2,778	Bridgestone Corp.	88,046
2,918	Casio Computer Co. Ltd.	47,026
1,305	Denso Corp.	54,848
282	Fast Retailing Co. Ltd.(a)	168,277
170	Hikari Tsushin, Inc.	41,071
8,540	Honda Motor Co. Ltd.	219,771
4,482	Iida Group Holdings Co. Ltd.	87,489
1,562	Isetan Mitsukoshi Holdings Ltd.	8,602
787	Isuzu Motors Ltd.	7,785
565	JTEKT Corp.	4,364
234	Koito Manufacturing Co. Ltd.	11,342
1,561	Marui Group Co. Ltd.	28,513
1,381	Mazda Motor Corp.	8,855
779	McDonald’s Holdings Co. Japan Ltd.	38,199
574	Mercari, Inc.*	26,036
424	NGK Spark Plug Co. Ltd.	7,297
1,145	Nikon Corp.	8,983
3,069	Nissan Motor Co. Ltd.	12,488
550	Nitori Holdings Co. Ltd.	115,036
595	Oriental Land Co. Ltd.	80,740
2,542	Pan Pacific International Holdings Corp.	59,712
10,769	Panasonic Corp.	99,307
2,673	Rakuten, Inc.	23,517
400	Rinnai Corp.	37,003
2,251	Ryohin Keikaku Co. Ltd.	35,237
1,458	Sega Sammy Holdings, Inc.	16,897
3,381	Sekisui Chemical Co. Ltd.	54,105
6,281	Sekisui House Ltd.(a)	124,145
622	Sharp Corp.	7,725
536	Shimamura Co. Ltd.	44,227
329	Shimano, Inc.	69,650
6,299	Sony Corp.	493,549
488	Stanley Electric Co. Ltd.	13,990

Common Stocks – (continued)
Consumer Discretionary – (continued)
1,482	Subaru Corp.	30,780
2,042	Sumitomo Electric Industries Ltd.	24,051
11,785	Sumitomo Rubber Industries Ltd.	113,466
1,203	Suzuki Motor Corp.	49,336
461	Toyoda Gosei Co. Ltd.	10,064
431	Toyota Industries Corp.	25,117
9,590	Toyota Motor Corp.	633,576
1,123	USS Co. Ltd.	18,966
20,635	Yamada Denki Co. Ltd.	110,720
676	Yamaha Corp.	32,957
744	Yamaha Motor Co. Ltd.	11,724
3,856	Yokohama Rubber Co. Ltd. (The)	60,397
1,678	ZOZO, Inc.	47,217

		3,478,948

Consumer Staples – 10.9%
4,250	Aeon Co. Ltd.	105,363
2,664	Ajinomoto Co., Inc.	49,640
2,290	Asahi Group Holdings Ltd.	80,181
1,347	Calbee, Inc.	41,981
1,610	Coca-Cola Bottlers Japan Holdings, Inc.	26,842
399	Cosmos Pharmaceutical Corp.	70,172
1,671	FamilyMart Co. Ltd.	37,030
934	Ito En Ltd.	56,457
4,542	Japan Tobacco, Inc.	84,912
2,369	Kao Corp.	180,258
943	Kikkoman Corp.	51,221
4,996	Kirin Holdings Co. Ltd.	98,229
568	Kobayashi Pharmaceutical Co. Ltd.	50,563
758	Kobe Bussan Co. Ltd.	44,674
326	Kose Corp.	38,212
830	Lawson, Inc.(a)	40,934
2,492	Lion Corp.	52,780
870	MEIJI Holdings Co. Ltd.	70,227
860	NH Foods Ltd.	38,967
1,476	Nisshin Seifun Group, Inc.	24,371
632	Nissin Foods Holdings Co. Ltd.	63,173
996	Pigeon Corp.	45,505
1,740	Pola Orbis Holdings, Inc.	31,520
4,188	Seven & i Holdings Co. Ltd.(a)	135,578
1,791	Shiseido Co. Ltd.	104,222
1,397	Sundrug Co. Ltd.	51,970
1,664	Suntory Beverage & Food Ltd.	64,178
1,119	Toyo Suisan Kaisha Ltd.	63,524
520	Tsuruha Holdings, Inc.	69,435
2,182	Unicharm Corp.	94,938
2,054	Welcia Holdings Co. Ltd.	87,839
598	Yakult Honsha Co. Ltd.	34,117
2,713	Yamazaki Baking Co. Ltd.(a)	44,157

		2,133,170

Energy – 1.4%
39,774	ENEOS Holdings, Inc.	155,878
774	Idemitsu Kosan Co. Ltd.	17,050
15,251	Inpex Corp.	96,903

		269,831

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – 8.2%
7,792	Acom Co. Ltd.	$30,420
493	Aozora Bank Ltd.	8,856
140	Bank of Kyoto Ltd. (The)(a)	5,967
1,654	Chiba Bank Ltd. (The)	8,578
2,812	Concordia Financial Group Ltd.	9,334
2,480	Dai-ichi Life Holdings, Inc.	37,547
3,701	Daiwa Securities Group, Inc.	16,682
620	Fukuoka Financial Group, Inc.	10,261
4,006	Japan Exchange Group, Inc.	103,810
1,908	Japan Post Bank Co. Ltd.	15,348
12,876	Japan Post Holdings Co. Ltd.	95,157
5,641	Japan Post Insurance Co. Ltd.	90,111
5,496	Mebuki Financial Group, Inc.	13,320
42,463	Mitsubishi UFJ Financial Group, Inc.	177,188
8,653	Mitsubishi UFJ Lease & Finance Co. Ltd.	40,880
77,518	Mizuho Financial Group, Inc.	105,117
2,021	MS&AD Insurance Group Holdings, Inc.	56,049
12,179	Nomura Holdings, Inc.	62,535
7,417	ORIX Corp.	92,463
7,669	Resona Holdings, Inc.	28,204
635	SBI Holdings, Inc.	14,449
7,891	Seven Bank Ltd.	19,794
2,412	Shinsei Bank Ltd.	28,181
2,457	Shizuoka Bank Ltd. (The)	17,076
1,501	Sompo Holdings, Inc.	56,334
7,250	Sumitomo Mitsui Financial Group, Inc.	213,169
1,470	Sumitomo Mitsui Trust Holdings, Inc.	42,570
5,600	T&D Holdings, Inc.	58,617
2,718	Tokio Marine Holdings, Inc.	125,334
329	Tokyo Century Corp.	16,877

		1,600,228

Health Care – 11.8%
404	Alfresa Holdings Corp.	8,115
2,151	Asahi Intecc Co. Ltd.	63,793
12,396	Astellas Pharma, Inc.	194,570
3,895	Chugai Pharmaceutical Co. Ltd.	173,401
2,912	Daiichi Sankyo Co. Ltd.	259,415
1,352	Eisai Co. Ltd.	118,122
406	Hisamitsu Pharmaceutical Co., Inc.	18,722
1,946	Hoya Corp.	191,122
1,883	Kyowa Kirin Co. Ltd.	48,689
2,506	M3, Inc.	145,097
1,321	Medipal Holdings Corp.	25,250
399	Nippon Shinyaku Co. Ltd.	32,922
6,899	Olympus Corp.	136,555
2,749	Ono Pharmaceutical Co. Ltd.	82,927
2,614	Otsuka Holdings Co. Ltd.	114,795
186	PeptiDream, Inc.*	7,551
2,428	Santen Pharmaceutical Co. Ltd.	46,273
1,849	Shionogi & Co. Ltd.	102,576
2,848	Sumitomo Dainippon Pharma Co. Ltd.	36,041
353	Suzuken Co. Ltd.	13,115
947	Sysmex Corp.	82,667
522	Taisho Pharmaceutical Holdings Co. Ltd.	32,094
7,224	Takeda Pharmaceutical Co. Ltd.	269,695

Common Stocks – (continued)
Health Care – (continued)
2,666	Terumo Corp.	108,355

		2,311,862

Industrials – 17.7%
358	AGC, Inc.	10,145
826	Amada Co. Ltd.	7,353
537	ANA Holdings, Inc.*	13,407
673	Central Japan Railway Co.	100,844
1,085	Dai Nippon Printing Co. Ltd.	23,062
661	Daifuku Co. Ltd.	58,156
1,036	Daikin Industries Ltd.	195,047
1,061	East Japan Railway Co.	69,006
517	FANUC Corp.	90,705
233	Fuji Electric Co. Ltd.	7,284
1,318	Hankyu Hanshin Holdings, Inc.	42,817
686	Hino Motors Ltd.	4,619
384	Hitachi Construction Machinery Co. Ltd.	13,470
333	Hoshizaki Corp.	25,467
7,176	ITOCHU Corp.(a)	184,297
982	Japan Airlines Co. Ltd.	19,576
2,605	JGC Holdings Corp.	28,766
919	Kajima Corp.	11,448
2,236	Kamigumi Co. Ltd.	46,177
475	Keihan Holdings Co. Ltd.	20,470
885	Keikyu Corp.	13,203
233	Keio Corp.	14,084
787	Keisei Electric Railway Co. Ltd.	23,155
530	Kintetsu Group Holdings Co. Ltd.	23,290
2,607	Komatsu Ltd.	56,641
2,689	Kubota Corp.	48,597
505	Kurita Water Industries Ltd.	15,810
687	Kyushu Railway Co.	15,146
3,327	LIXIL Group Corp.	61,178
647	Makita Corp.	29,896
23,136	Marubeni Corp.	139,542
817	MINEBEA MITSUMI, Inc.	14,168
1,992	MISUMI Group, Inc.	52,258
7,674	Mitsubishi Corp.	181,818
7,043	Mitsubishi Electric Corp.	97,165
3,568	Mitsubishi Heavy Industries Ltd.	88,607
5,073	Mitsui & Co. Ltd.	91,562
840	Miura Co. Ltd.	34,378
1,702	MonotaRO Co. Ltd.	67,249
409	Nabtesco Corp.	12,940
1,192	Nagoya Railroad Co. Ltd.	33,261
766	NGK Insulators Ltd.	10,886
1,516	Nidec Corp.	127,390
1,312	Nihon M&A Center, Inc.	65,325
396	Nippon Express Co. Ltd.	23,414
634	Nippon Yusen KK	9,912
6,921	Obayashi Corp.	67,679
729	Odakyu Electric Railway Co. Ltd.	18,032
692	Park24 Co. Ltd.	12,503
2,125	Persol Holdings Co. Ltd.	33,164
5,918	Recruit Holdings Co. Ltd.	224,677
737	Secom Co. Ltd.	69,672

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
813	Seibu Holdings, Inc.	$8,939
807	SG Holdings Co. Ltd.	37,099
1,737	Shimizu Corp.	13,366
206	SMC Corp.	113,155
473	Sohgo Security Services Co. Ltd.	22,101
9,580	Sumitomo Corp.	124,171
205	Sumitomo Heavy Industries Ltd.	4,665
326	Taisei Corp.	11,267
462	THK Co. Ltd.	10,831
998	Tobu Railway Co. Ltd.	31,151
1,871	Tokyu Corp.	25,018
902	Toppan Printing Co. Ltd.	14,018
1,247	Toshiba Corp.	35,924
962	TOTO Ltd.	42,228
3,333	Toyota Tsusho Corp.	97,119
643	West Japan Railway Co.	33,779
2,089	Yamato Holdings Co. Ltd.	54,606
1,126	Yaskawa Electric Corp.	40,508

		3,468,663

Information Technology – 13.4%
1,970	Advantest Corp.	94,186
2,993	Brother Industries Ltd.	49,533
4,051	Canon, Inc.	69,984
189	Disco Corp.	44,075
2,408	FUJIFILM Holdings Corp.	114,581
1,550	Fujitsu Ltd.	201,999
202	GMO Payment Gateway, Inc.	21,353
1,031	Hamamatsu Photonics KK	46,959
163	Hirose Electric Co. Ltd.	18,460
5,814	Hitachi Ltd.	193,535
1,350	Itochu Techno-Solutions Corp.	48,885
805	Keyence Corp.	331,580
1,423	Kyocera Corp.	81,680
517	Lasertec Corp.	39,002
2,576	Murata Manufacturing Co. Ltd.	152,551
2,686	NEC Corp.	141,588
2,731	Nomura Research Institute Ltd.	72,598
5,226	NTT Data Corp.	59,729
398	Obic Co. Ltd.	70,521
1,277	Omron Corp.	93,567
479	Oracle Corp. Japan	56,191
1,022	Otsuka Corp.	50,115
7,498	Renesas Electronics Corp.*	47,161
6,329	Ricoh Co. Ltd.(a)	47,328
150	Rohm Co. Ltd.	9,647
164	SCSK Corp.	8,877
2,370	Seiko Epson Corp.	28,294
1,663	Shimadzu Corp.	49,634
1,386	SUMCO Corp.	18,795
551	TDK Corp.	57,207
807	TIS, Inc.	16,133
818	Tokyo Electron Ltd.	209,427
811	Trend Micro, Inc.	50,169
2,079	Yokogawa Electric Corp.	33,975

		2,629,319

Common Stocks – (continued)
Materials – 3.7%
451	Air Water, Inc.	6,337
3,106	Asahi Kasei Corp.	26,068
905	Daicel Corp.	6,571
872	Hitachi Metals Ltd.	13,083
1,531	JSR Corp.	32,628
945	Kansai Paint Co. Ltd.	22,537
643	Kuraray Co. Ltd.	6,579
20,377	Mitsubishi Chemical Holdings Corp.	119,097
1,412	Mitsubishi Gas Chemical Co., Inc.	25,219
330	Mitsubishi Materials Corp.	6,933
646	Mitsui Chemicals, Inc.	15,187
767	Nippon Paint Holdings Co. Ltd.(a)	65,818
466	Nippon Steel Corp.	4,590
704	Nissan Chemical Corp.	37,309
673	Nitto Denko Corp.	40,870
1,230	Shin-Etsu Chemical Co. Ltd.	149,451
3,474	Sumitomo Chemical Co. Ltd.	11,302
228	Sumitomo Metal Mining Co. Ltd.	6,960
802	Taiheiyo Cement Corp.	20,389
1,475	Teijin Ltd.	23,145
15,661	Toray Industries, Inc.	74,388
651	Tosoh Corp.	9,669

		724,130

Real Estate – 2.3%
1,644	Aeon Mall Co. Ltd.	21,751
633	Daito Trust Construction Co. Ltd.	56,116
2,536	Daiwa House Industry Co. Ltd.	67,929
8	Daiwa House REIT Investment Corp. REIT	20,897
10	GLP J REIT	15,427
1,692	Hulic Co. Ltd.	15,413
3	Japan Real Estate Investment Corp. REIT	16,804
3	Japan Retail Fund Investment Corp. REIT	4,524
3,663	Mitsubishi Estate Co. Ltd.	57,391
2,183	Mitsui Fudosan Co. Ltd.	39,524
1	Nippon Building Fund, Inc. REIT	6,026
14	Nippon Prologis REIT, Inc. REIT	45,811
1,604	Nomura Real Estate Holdings, Inc.	30,690
817	Sumitomo Realty & Development Co. Ltd.	24,122
3,737	Tokyu Fudosan Holdings Corp.	16,069

		438,494

Utilities – 1.6%
1,639	Chubu Electric Power Co., Inc.	20,239
1,536	Chugoku Electric Power Co., Inc. (The)	18,714
756	Electric Power Development Co. Ltd.	11,399
1,179	Kansai Electric Power Co., Inc. (The)	11,607
1,787	Kyushu Electric Power Co., Inc.	15,824
1,954	Osaka Gas Co. Ltd.	38,197
658	Toho Gas Co. Ltd.	28,977
10,114	Tohoku Electric Power Co., Inc.	102,528
2,607	Tokyo Electric Power Co. Holdings, Inc.*	7,670
2,267	Tokyo Gas Co. Ltd.	50,377

		305,532

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $18,260,875)		$19,460,165

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 5.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
999,602	0.027%	$999,602
(Cost $999,602)

TOTAL INVESTMENTS – 104.6%
(Cost $19,260,477)		$20,459,767

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.6)%		(898,796)

NET ASSETS – 100.0%		$19,560,971

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Mini Tokyo Price Index	9	09/10/20	$133,092	$4,057

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.8%
Communication Services – 10.0%
270,486	Activision Blizzard, Inc.	$22,590,991
88,589	Alphabet, Inc., Class A*	144,358,433
85,417	Alphabet, Inc., Class C*	139,586,753
196,913	Altice USA, Inc., Class A*	5,430,861
1,810,681	AT&T, Inc.	53,976,401
7,172	Cable One, Inc.	13,198,847
2,049,104	CenturyLink, Inc.	22,027,868
56,602	Charter Communications, Inc., Class A*	34,844,757
1,227,775	Comcast Corp., Class A	55,016,598
183,594	Electronic Arts, Inc.*	25,605,855
745,892	Facebook, Inc., Class A*	218,695,534
1,454,364	Fox Corp., Class A	40,518,581
80,088	IAC/InterActiveCorp*	10,650,903
107,825	Liberty Broadband Corp., Class C*	15,105,204
173,041	Match Group, Inc.*	19,325,219
85,473	Netflix, Inc.*	45,263,082
170,790	Omnicom Group, Inc.	9,238,031
86,228	Roku, Inc.*	14,958,833
180,451	Snap, Inc., Class A*	4,076,388
82,719	Take-Two Interactive Software, Inc.*	14,160,666
205,712	T-Mobile US, Inc.*	24,002,476
1,071,051	Verizon Communications, Inc.	63,481,193
105,397	ViacomCBS, Inc., Class B	2,935,306
318,181	Walt Disney Co. (The)	41,958,529

		1,041,007,309

Consumer Discretionary – 13.5%
78,899	Advance Auto Parts, Inc.	12,332,703
130,945	Amazon.com, Inc.*	451,885,957
32,857	AutoZone, Inc.*	39,307,158
367,539	Best Buy Co., Inc.	40,763,751
15,978	Booking Holdings, Inc.*	30,525,170
94,019	Burlington Stores, Inc.*	18,515,162
29,603	CarMax, Inc.*	3,165,449
4,597	Chipotle Mexican Grill, Inc.*	6,023,357
171,481	Dollar General Corp.	34,618,584
151,014	Dollar Tree, Inc.*	14,538,118
87,826	Domino’s Pizza, Inc.	35,917,321
63,569	D.R. Horton, Inc.	4,536,920
401,085	eBay, Inc.	21,971,436
62,708	Expedia Group, Inc.	6,154,790
6,114,628	Ford Motor Co.	41,701,763
89,031	Garmin Ltd.	9,224,502
196,787	Genuine Parts Co.	18,584,564
70,117	Hilton Worldwide Holdings, Inc.	6,335,772
395,896	Home Depot, Inc. (The)	112,846,196
518,495	Lennar Corp., Class A	38,793,796
360,477	Lowe’s Cos., Inc.	59,366,957
129,749	McDonald’s Corp.	27,704,006
542,810	NIKE, Inc., Class B	60,735,011
2,151	NVR, Inc.*	8,966,099
76,907	O’Reilly Automotive, Inc.*	35,810,206
177,032	Ross Stores, Inc.	16,124,075
124,981	Starbucks Corp.	10,557,145

Common Stocks – (continued)
Consumer Discretionary – (continued)
407,695	Target Corp.	61,647,561
106,572	Tesla, Inc.*	53,106,959
117,216	Tiffany & Co.	14,358,960
574,604	TJX Cos., Inc. (The)	31,482,553
157,400	Tractor Supply Co.	23,425,842
69,905	Ulta Beauty, Inc.*	16,230,543
239,196	VF Corp.	15,727,137
258,837	Yum! Brands, Inc.	24,809,526

		1,407,795,049

Consumer Staples – 8.8%
212,446	Altria Group, Inc.	9,292,388
187,943	Archer-Daniels-Midland Co.	8,412,329
323,140	Brown-Forman Corp., Class B	23,644,154
126,779	Campbell Soup Co.	6,669,843
176,426	Church & Dwight Co., Inc.	16,906,904
187,430	Clorox Co. (The)	41,890,605
715,967	Coca-Cola Co. (The)	35,461,845
420,996	Colgate-Palmolive Co.	33,368,143
177,616	Conagra Brands, Inc.	6,813,350
22,596	Constellation Brands, Inc., Class A	4,168,510
188,859	Costco Wholesale Corp.	65,658,720
193,550	Estee Lauder Cos., Inc. (The), Class A	42,913,906
201,205	General Mills, Inc.	12,867,060
176,908	Hershey Co. (The)	26,295,605
171,763	Hormel Foods Corp.	8,756,478
126,283	J M Smucker Co. (The)	15,176,691
127,767	Kellogg Co.	9,059,958
178,795	Kimberly-Clark Corp.	28,206,699
726,063	Kraft Heinz Co. (The)	25,441,247
1,399,587	Kroger Co. (The)	49,937,264
99,601	Lamb Weston Holdings, Inc.	6,259,923
78,885	McCormick & Co., Inc.	16,266,087
1,062,801	Molson Coors Beverage Co., Class B	40,003,830
274,472	Mondelez International, Inc., Class A	16,034,654
207,218	Monster Beverage Corp.*	17,377,301
462,896	PepsiCo, Inc.	64,833,214
437,110	Philip Morris International, Inc.	34,877,007
589,604	Procter & Gamble Co. (The)	81,559,921
436,374	Sysco Corp.	26,243,532
253,655	Tyson Foods, Inc., Class A	15,929,534
876,233	Walgreens Boots Alliance, Inc.	33,314,379
689,676	Walmart, Inc.	95,761,513

		919,402,594

Energy – 0.8%
380,664	Baker Hughes Co.	5,435,882
265,800	Chevron Corp.	22,308,594
226,849	ConocoPhillips	8,595,308
411,873	EOG Resources, Inc.	18,674,322
384,253	Exxon Mobil Corp.	15,347,065
71,558	Marathon Petroleum Corp.	2,537,447
261,130	Valero Energy Corp.	13,732,827

		86,631,445

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – 6.4%
87,921	Allstate Corp. (The)	$8,176,653
115,625	American Express Co.	11,746,344
194,420	American International Group, Inc.	5,665,399
31,240	Ameriprise Financial, Inc.	4,898,432
134,958	Arthur J Gallagher & Co.	14,211,077
1,503,401	Bank of America Corp.	38,697,542
486,229	Bank of New York Mellon Corp. (The)	17,980,748
181,742	Berkshire Hathaway, Inc., Class B*	39,627,026
18,489	BlackRock, Inc.	10,985,979
154,105	Blackstone Group, Inc. (The), Class A	8,159,860
139,738	Brown & Brown, Inc.	6,483,843
70,000	Cboe Global Markets, Inc.	6,425,300
154,036	Charles Schwab Corp. (The)	5,472,899
44,091	Chubb Ltd.	5,511,375
482,616	Citigroup, Inc.	24,671,330
425,492	Citizens Financial Group, Inc.	11,007,478
48,085	CME Group, Inc.	8,456,709
15,151	Everest Re Group Ltd.	3,334,432
55,625	FactSet Research Systems, Inc.	19,491,000
83,847	Fidelity National Financial, Inc.	2,752,697
408,849	Fifth Third Bancorp	8,446,820
34,897	First Republic Bank	3,940,220
203,094	Hartford Financial Services Group, Inc. (The)	8,215,152
276,221	Huntington Bancshares, Inc.	2,599,240
140,912	Intercontinental Exchange, Inc.	14,969,082
667,074	JPMorgan Chase & Co.	66,834,144
314,641	KeyCorp	3,876,377
2,352	Markel Corp.*	2,556,224
24,295	MarketAxess Holdings, Inc.	11,805,912
180,831	Marsh & McLennan Cos., Inc.	20,779,290
371,443	MetLife, Inc.	14,285,698
130,232	Moody’s Corp.	38,371,557
453,341	Morgan Stanley	23,691,601
38,383	MSCI, Inc.	14,327,222
83,294	Nasdaq, Inc.	11,196,379
32,625	Northern Trust Corp.	2,671,661
133,184	Principal Financial Group, Inc.	5,608,378
215,218	Progressive Corp. (The)	20,454,319
163,121	Prudential Financial, Inc.	11,054,710
71,453	Raymond James Financial, Inc.	5,410,421
202,236	Regions Financial Corp.	2,337,848
92,666	S&P Global, Inc.	33,954,676
128,943	State Street Corp.	8,779,729
777,775	Synchrony Financial	19,296,598
164,854	T. Rowe Price Group, Inc.	22,949,325
85,467	TD Ameritrade Holding Corp.	3,280,223
35,953	Travelers Cos., Inc. (The)	4,171,986
137,449	US Bancorp	5,003,144
54,012	W R Berkley Corp.	3,351,445
421,819	Wells Fargo & Co.	10,186,929
35,156	Willis Towers Watson PLC	7,225,613

		665,388,046

Common Stocks – (continued)
Health Care – 15.7%
369,449	Abbott Laboratories	40,443,582
533,894	AbbVie, Inc.	51,131,028
120,362	Agilent Technologies, Inc.	12,086,752
129,903	Alexion Pharmaceuticals, Inc.*	14,837,521
71,108	Align Technology, Inc.*	21,117,654
68,351	Alnylam Pharmaceuticals, Inc.*	9,066,077
27,027	AmerisourceBergen Corp.	2,622,430
204,263	Amgen, Inc.	51,743,903
99,670	Anthem, Inc.	28,059,098
229,092	Baxter International, Inc.	19,947,040
44,724	Becton Dickinson and Co.	10,857,645
85,789	Biogen, Inc.*	24,676,348
100,087	BioMarin Pharmaceutical, Inc.*	7,809,789
14,837	Bio-Rad Laboratories, Inc., Class A*	7,545,950
310,353	Boston Scientific Corp.*	12,730,680
797,000	Bristol-Myers Squibb Co.	49,573,400
56,785	Cardinal Health, Inc.	2,882,407
60,742	Catalent, Inc.*	5,618,635
181,755	Centene Corp.*	11,145,217
251,712	Cerner Corp.	18,468,109
196,261	Cigna Corp.	34,810,814
29,120	Cooper Cos., Inc. (The)	9,154,746
743,471	CVS Health Corp.	46,184,419
146,590	Danaher Corp.	30,266,437
103,279	DENTSPLY SIRONA, Inc.	4,634,129
57,976	DexCom, Inc.*	24,663,570
415,194	Edwards Lifesciences Corp.*	35,640,253
308,414	Eli Lilly and Co.	45,765,553
445,649	Gilead Sciences, Inc.	29,747,071
17,679	HCA Healthcare, Inc.	2,399,394
195,187	Henry Schein, Inc.*	12,968,224
120,743	Hologic, Inc.*	7,210,772
49,608	Humana, Inc.	20,595,753
115,786	IDEXX Laboratories, Inc.*	45,279,273
37,353	Illumina, Inc.*	13,343,239
204,285	Incyte Corp.*	19,682,860
57,744	Insulet Corp.*	12,602,628
20,439	Intuitive Surgical, Inc.*	14,937,639
65,264	IQVIA Holdings, Inc.*	10,686,980
809,534	Johnson & Johnson	124,190,611
50,562	Laboratory Corp. of America Holdings*	8,886,271
67,595	Masimo Corp.*	15,141,280
146,455	McKesson Corp.	22,472,055
223,324	Medtronic PLC	24,000,630
665,495	Merck & Co., Inc.	56,746,759
36,553	Mettler-Toledo International, Inc.*	35,484,921
119,118	Moderna, Inc.*	7,729,567
17,337	Molina Healthcare, Inc.*	3,206,825
3,090,208	Mylan NV*	50,617,607
57,303	Neurocrine Biosciences, Inc.*	6,671,215
59,115	PerkinElmer, Inc.	6,959,018
1,512,020	Pfizer, Inc.	57,139,236
213,317	QIAGEN NV*	10,870,634
67,220	Quest Diagnostics, Inc.	7,477,553

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
29,687	Regeneron Pharmaceuticals, Inc.*	$18,403,862
110,460	ResMed, Inc.	19,968,959
79,119	Seattle Genetics, Inc.*	12,527,702
65,627	STERIS PLC	10,476,694
73,939	Stryker Corp.	14,651,752
34,602	Teladoc Health, Inc.*	7,463,305
9,047	Teleflex, Inc.	3,555,019
126,187	Thermo Fisher Scientific, Inc.	54,131,699
256,588	UnitedHealth Group, Inc.	80,196,579
203,125	Universal Health Services, Inc., Class B	22,414,844
63,997	Varian Medical Systems, Inc.*	11,114,359
56,929	Veeva Systems, Inc., Class A*	16,069,349
104,971	Vertex Pharmaceuticals, Inc.*	29,299,506
61,636	Waters Corp.*	13,329,401
53,871	West Pharmaceutical Services, Inc.	15,297,209
37,579	Zimmer Biomet Holdings, Inc.	5,294,130
250,498	Zoetis, Inc.	40,104,730

		1,634,830,300

Industrials – 7.6%
160,334	3M Co.	26,137,649
67,191	Allegion PLC	6,946,878
118,488	AMETEK, Inc.	11,931,742
711,701	Carrier Global Corp.	21,244,275
70,985	Caterpillar, Inc.	10,101,875
283,945	C.H. Robinson Worldwide, Inc.	27,911,794
85,915	Cintas Corp.	28,630,315
125,935	Copart, Inc.*	13,011,604
14,457	CoStar Group, Inc.*	12,268,210
86,189	CSX Corp.	6,590,011
103,052	Cummins, Inc.	21,357,527
12,262	Deere & Co.	2,575,756
157,307	Delta Air Lines, Inc.	4,852,921
69,860	Dover Corp.	7,673,422
144,541	Eaton Corp. PLC	14,757,636
225,179	Emerson Electric Co.	15,643,185
68,733	Equifax, Inc.	11,565,702
78,770	Expeditors International of Washington, Inc.	6,962,480
749,026	Fastenal Co.	36,597,410
17,817	FedEx Corp.	3,916,889
152,795	Fortive Corp.	11,018,047
48,458	General Dynamics Corp.	7,237,202
4,883,333	General Electric Co.	30,960,331
130,479	Honeywell International, Inc.	21,600,798
22,329	Huntington Ingalls Industries, Inc.	3,383,290
46,309	IDEX Corp.	8,346,271
141,556	IHS Markit Ltd.	11,313,156
121,171	Illinois Tool Works, Inc.	23,937,331
67,869	Jacobs Engineering Group, Inc.	6,126,535
32,828	J.B. Hunt Transport Services, Inc.	4,613,647
180,003	Johnson Controls International PLC	7,331,522
24,319	Kansas City Southern	4,427,031
49,417	L3Harris Technologies, Inc.	8,931,629

Common Stocks – (continued)
Industrials – (continued)
51,982	Lockheed Martin Corp.	20,286,495
246,633	Masco Corp.	14,378,704
29,851	Norfolk Southern Corp.	6,344,233
58,989	Northrop Grumman Corp.	20,210,221
53,780	Old Dominion Freight Line, Inc.	10,873,240
83,035	Otis Worldwide Corp.	5,222,902
67,765	PACCAR, Inc.	5,816,948
70,336	Parker-Hannifin Corp.	14,489,919
264,388	Raytheon Technologies Corp.	16,127,668
153,578	Republic Services, Inc.	14,239,752
72,588	Rockwell Automation, Inc.	16,733,712
31,185	Roper Technologies, Inc.	13,321,920
852,534	Southwest Airlines Co.	32,038,228
31,912	Stanley Black & Decker, Inc.	5,147,406
26,029	Teledyne Technologies, Inc.*	8,162,955
127,373	Trane Technologies PLC	15,079,690
26,504	TransUnion	2,298,427
67,419	Union Pacific Corp.	12,974,112
102,712	United Parcel Service, Inc., Class B	16,805,737
134,575	United Rentals, Inc.*	23,826,504
71,532	Verisk Analytics, Inc.	13,352,878
108,820	Waste Management, Inc.	12,405,480
236,588	Westinghouse Air Brake Technologies Corp.	15,744,931
81,207	W.W. Grainger, Inc.	29,675,474
81,980	Xylem, Inc.	6,573,156

		792,034,763

Information Technology – 30.0%
292,742	Accenture PLC, Class A	70,237,588
161,353	Adobe, Inc.*	82,837,017
689,208	Advanced Micro Devices, Inc.*	62,593,871
125,956	Akamai Technologies, Inc.*	14,665,057
298,796	Amdocs Ltd.	18,295,279
102,851	Amphenol Corp., Class A	11,293,040
48,325	Analog Devices, Inc.	5,648,226
52,377	ANSYS, Inc.*	17,756,327
5,050,599	Apple, Inc.	651,729,295
355,949	Applied Materials, Inc.	21,926,458
28,594	Arista Networks, Inc.*	6,389,329
117,499	Autodesk, Inc.*	28,869,504
99,314	Automatic Data Processing, Inc.	13,813,584
136,815	Black Knight, Inc.*	11,506,141
162,680	Booz Allen Hamilton Holding Corp.	14,325,601
107,154	Broadcom, Inc.	37,198,511
94,340	Broadridge Financial Solutions, Inc.	12,962,316
401,260	Cadence Design Systems, Inc.*	44,503,747
152,485	CDW Corp.	17,329,920
1,151,109	Cisco Systems, Inc.	48,599,822
196,883	Citrix Systems, Inc.	28,587,412
247,771	Cognizant Technology Solutions Corp., Class A	16,565,969
95,005	Corning, Inc.	3,083,862
23,701	Coupa Software, Inc.*	7,767,766

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
40,564	Dell Technologies, Inc., Class C*	$2,680,469
73,429	DocuSign, Inc.*	16,374,667
15,699	EPAM Systems, Inc.*	5,135,143
20,747	Fair Isaac Corp.*	8,730,130
191,960	Fidelity National Information Services, Inc.	28,957,166
177,720	Fiserv, Inc.*	17,697,358
26,169	FleetCor Technologies, Inc.*	6,580,195
122,737	Fortinet, Inc.*	16,201,898
66,172	Gartner, Inc.*	8,590,449
81,437	Global Payments, Inc.	14,383,403
52,698	GoDaddy, Inc., Class A*	4,409,769
763,823	HP, Inc.	14,932,740
1,558,070	Intel Corp.	79,383,666
294,215	International Business Machines Corp.	36,279,652
146,338	Intuit, Inc.	50,543,682
76,731	Jack Henry & Associates, Inc.	12,692,842
351,542	Juniper Networks, Inc.	8,788,550
93,870	Keysight Technologies, Inc.*	9,248,072
52,333	KLA Corp.	10,735,592
93,996	Lam Research Corp.	31,614,615
317,198	Leidos Holdings, Inc.	28,703,247
150,898	Marvell Technology Group Ltd.	5,851,824
224,327	Mastercard, Inc., Class A	80,351,688
94,416	Maxim Integrated Products, Inc.	6,461,831
87,231	Microchip Technology, Inc.	9,569,241
443,098	Micron Technology, Inc.*	20,165,390
2,296,531	Microsoft Corp.	517,936,636
104,819	Motorola Solutions, Inc.	16,220,740
209,816	NetApp, Inc.	9,943,180
1,134,334	NortonLifeLock, Inc.	26,679,536
158,992	NVIDIA Corp.	85,057,540
55,935	Okta, Inc.*	12,046,721
787,935	Oracle Corp.	45,085,641
39,117	Palo Alto Networks, Inc.*	10,069,107
141,743	Paychex, Inc.	10,839,087
228,759	PayPal Holdings, Inc.*	46,698,862
137,346	Qorvo, Inc.*	17,617,371
256,040	QUALCOMM, Inc.	30,494,364
94,492	RingCentral, Inc., Class A*	27,475,439
217,108	salesforce.com, Inc.*	59,194,496
245,053	Seagate Technology PLC	11,760,093
81,731	ServiceNow, Inc.*	39,395,977
156,765	Skyworks Solutions, Inc.	22,707,410
49,998	Splunk, Inc.*	10,966,061
82,865	Square, Inc., Class A*	13,221,939
337,717	SS&C Technologies Holdings, Inc.	21,519,327
169,789	Synopsys, Inc.*	37,574,306
105,353	TE Connectivity Ltd.	10,177,100
149,366	Teradyne, Inc.	12,691,629
347,491	Texas Instruments, Inc.	49,395,846
13,684	Trade Desk, Inc. (The), Class A*	6,586,109
50,687	Trimble, Inc.*	2,656,506
20,748	Twilio, Inc., Class A*	5,596,980
37,299	Tyler Technologies, Inc.*	12,879,718

Common Stocks – (continued)
Information Technology – (continued)
121,063	VeriSign, Inc.*	26,004,332
404,536	Visa, Inc., Class A	85,757,587
71,732	VMware, Inc., Class A *(a)	10,360,970
639,450	Western Union Co. (The)	15,084,625
34,745	Workday, Inc., Class A*	8,328,724
62,547	Xilinx, Inc.	6,514,896
17,979	Zebra Technologies Corp., Class A*	5,151,523
37,660	Zendesk, Inc.*	3,629,671
44,330	Zoom Video Communications, Inc., Class A*	14,411,683

		3,131,280,653

Materials – 1.3%
50,452	Air Products and Chemicals, Inc.	14,745,101
83,058	Ball Corp.	6,675,371
154,271	Dow, Inc.	6,960,707
85,528	Eastman Chemical Co.	6,252,952
64,921	Ecolab, Inc.	12,794,631
23,390	FMC Corp.	2,499,455
303,476	International Paper Co.	11,007,075
233,392	Newmont Corp.	15,702,614
179,090	Nucor Corp.	8,141,431
29,123	Packaging Corp. of America	2,948,413
60,069	PPG Industries, Inc.	7,232,308
31,382	Sherwin-Williams Co. (The)	21,058,891
20,067	Vulcan Materials Co.	2,408,040
530,332	Westrock Co.	16,084,970

		134,511,959

Real Estate – 2.8%
57,145	Alexandria Real Estate Equities, Inc. REIT	9,622,075
90,798	American Tower Corp. REIT	22,622,322
28,234	AvalonBay Communities, Inc. REIT	4,462,666
37,964	Boston Properties, Inc. REIT	3,297,933
128,103	Camden Property Trust REIT	11,649,687
675,793	CBRE Group, Inc., Class A*	31,782,545
126,144	Crown Castle International Corp. REIT	20,593,008
23,362	CyrusOne, Inc. REIT	1,951,428
118,867	Digital Realty Trust, Inc. REIT	18,501,649
158,057	Duke Realty Corp. REIT	6,093,097
23,729	Equinix, Inc. REIT	18,740,690
180,157	Equity LifeStyle Properties, Inc. REIT	11,942,607
145,299	Equity Residential REIT	8,202,129
24,598	Essex Property Trust, Inc. REIT	5,325,713
63,140	Extra Space Storage, Inc. REIT	6,727,567
1,952,903	Host Hotels & Resorts, Inc. REIT	21,931,101
300,290	Invitation Homes, Inc. REIT	8,597,303
101,118	Medical Properties Trust, Inc. REIT	1,878,772
95,628	Mid-America Apartment Communities, Inc. REIT	11,199,951

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
155,607	Prologis, Inc. REIT	$15,850,129
41,114	Public Storage REIT	8,732,614
39,549	SBA Communications Corp. REIT	12,104,762
58,033	Simon Property Group, Inc. REIT	3,937,539
103,294	Sun Communities, Inc. REIT	15,399,069
107,211	UDR, Inc. REIT	3,732,015
158,606	Ventas, Inc. REIT	6,536,153
253,325	VICI Properties, Inc. REIT	5,659,280

		297,073,804

Utilities – 2.9%
132,273	Alliant Energy Corp.	7,162,583
71,673	Ameren Corp.	5,670,051
98,524	American Electric Power Co., Inc.	7,766,647
80,399	American Water Works Co., Inc.	11,363,595
63,690	Atmos Energy Corp.	6,357,536
125,875	CenterPoint Energy, Inc.	2,526,311
120,387	CMS Energy Corp.	7,282,210
132,659	Consolidated Edison, Inc.	9,463,893
171,033	Dominion Energy, Inc.	13,415,829
55,038	DTE Energy Co.	6,531,359
153,703	Duke Energy Corp.	12,348,499
81,313	Edison International	4,267,306
40,635	Entergy Corp.	4,028,554
59,506	Essential Utilities, Inc.	2,529,005
114,017	Evergy, Inc.	6,067,985
100,781	Eversource Energy	8,637,939
330,260	Exelon Corp.	12,189,897
85,309	FirstEnergy Corp.	2,438,984
118,036	NextEra Energy, Inc.	32,952,110
199,181	NiSource, Inc.	4,413,851
564,016	NRG Energy, Inc.	19,407,791
60,942	Pinnacle West Capital Corp.	4,470,096
177,043	PPL Corp.	4,891,698
183,000	Public Service Enterprise Group, Inc.	9,559,920
61,005	Sempra Energy	7,543,268
138,473	Southern Co. (The)	7,225,521
2,611,945	Vistra Corp.	50,227,702
127,779	WEC Energy Group, Inc.	12,021,448
209,496	Xcel Energy, Inc.	14,554,735

		297,316,323

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $8,045,630,266)		$10,407,272,245

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,557,821	0.027%	$9,557,821
(Cost $9,557,821)

TOTAL INVESTMENTS – 99.9%
(Cost $8,055,188,087)		$10,416,830,066

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		11,064,657

NET ASSETS – 100.0%		$10,427,894,723

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 98.2%
Communication Services – 2.3%
20,296	Alaska Communications Systems Group, Inc.	$45,463
1,543	AMC Networks, Inc., Class A*	37,480
789	Anterix, Inc.*	34,511
475	ATN International, Inc.	27,550
685	Bandwidth, Inc., Class A*	107,874
1,059	Cardlytics, Inc.*	80,325
5,930	Cargurus, Inc.*	144,573
5,172	Cars.com, Inc.*	44,893
8,530	Central European Media Enterprises Ltd., Class A (Czech Republic)*	35,357
1,867	Cincinnati Bell, Inc.*	28,117
2,889	Cogent Communications Holdings, Inc.	194,314
12,458	Consolidated Communications Holdings, Inc.*	96,923
125	Daily Journal Corp.*(a)	34,400
15,461	DHI Group, Inc.*	37,570
16,605	Entercom Communications Corp., Class A	24,908
18,535	Eros International PLC (India)*(a)	57,644
3,415	EverQuote, Inc., Class A*	121,233
17,139	Glu Mobile, Inc.*	136,084
6,168	Gray Television, Inc.*	95,727
2,097	Hemisphere Media Group, Inc.*	18,663
5,942	IDT Corp., Class B*	38,742
3,021	iHeartMedia, Inc., Class A*	27,854
3,437	Iridium Communications, Inc.*	96,270
4,533	Liberty Latin America Ltd., Class A (Chile)*	44,423
7,048	Liberty Latin America Ltd., Class C (Chile)*	67,238
1,771	Liberty Media Corp.-Liberty Braves, Class A*(a)	34,694
2,573	Liberty Media Corp.-Liberty Braves, Class C*	49,993
19,614	Liberty TripAdvisor Holdings, Inc., Class A*	54,919
2,712	Marcus Corp. (The)	42,497
7,683	Meet Group, Inc. (The)*	48,403
6,909	MSG Networks, Inc., Class A*	67,294
6,600	Ooma, Inc.*	90,024
14,544	ORBCOMM, Inc.*	58,321
4,499	QuinStreet, Inc.*	59,162
17	Saga Communications, Inc., Class A	383
4,556	Scholastic Corp.	102,510
2,227	Shenandoah Telecommunications Co.	123,153
1,376	Sinclair Broadcast Group, Inc., Class A(a)	28,635
4,323	Spok Holdings, Inc.	46,861
5,453	TechTarget, Inc.*	216,375
12,539	TEGNA, Inc.	156,988
=-24,765	TrueCar, Inc.*	117,138
30,589	Vonage Holdings Corp.*	350,244
6,864	Yelp, Inc.*	158,696

		3,484,426

Common Stocks – (continued)
Consumer Discretionary – 13.4%
7,567	1-800-Flowers.com, Inc., Class A*	226,480
7,081	Aaron’s, Inc.	395,757
7,440	Abercrombie & Fitch Co., Class A	96,794
3,231	Acushnet Holdings Corp.	114,022
5,469	Adient PLC*	94,832
4,966	Adtalem Global Education, Inc.*	164,871
1,203	America’s Car-Mart, Inc.*	120,901
7,133	American Axle & Manufacturing Holdings, Inc.*	55,495
6,095	American Eagle Outfitters, Inc.	76,858
574	American Outdoor Brands, Inc.*	8,742
5,400	American Public Education, Inc.*	169,776
1,659	Asbury Automotive Group, Inc.*	175,506
7,264	Aspen Group, Inc.*	92,834
3,652	At Home Group, Inc.*	69,790
2,453	BBX Capital Corp.	37,776
7,519	Beazer Homes USA, Inc.*	92,033
8,268	Bed Bath & Beyond, Inc.	100,704
3,763	Big Lots, Inc.	177,425
77	Biglari Holdings, Inc., Class B*	7,631
2,111	BJ’s Restaurants, Inc.	66,539
5,101	Bloomin’ Brands, Inc.	73,148
2,613	Boot Barn Holdings, Inc.*	73,765
5,664	Boyd Gaming Corp.	151,682
2,684	Brinker International, Inc.	120,887
3,782	Buckle, Inc. (The)	70,875
3,567	Caesars Entertainment, Inc.*	163,369
4,404	Caleres, Inc.	34,395
5,387	Callaway Golf Co.	112,373
988	Camping World Holdings, Inc., Class A	28,711
7,870	CarParts.com, Inc.*	110,573
2,949	Carriage Services, Inc.	65,291
3,295	Casper Sleep, Inc.*	29,919
414	Cavco Industries, Inc.*	79,037
910	Century Communities, Inc.*	32,469
3,286	Cheesecake Factory, Inc. (The)(a)	97,036
1,665	Children’s Place, Inc. (The)	33,242
1,765	Churchill Downs, Inc.	308,451
2,542	Citi Trends, Inc.	49,137
3,528	Clarus Corp.	44,418
3,217	Collectors Universe, Inc.	143,124
3,063	Conn’s, Inc.*	39,145
3,278	Cooper Tire & Rubber Co.	113,320
3,353	Core-Mark Holding Co., Inc.	112,057
509	Cracker Barrel Old Country Store, Inc.	68,058
8,039	Crocs, Inc.*	320,836
9,308	Dana, Inc.	129,847
2,615	Deckers Outdoor Corp.*	533,120
9,452	Del Taco Restaurants, Inc.*	79,491
8,592	Denny’s Corp.*	98,464
4,340	Designer Brands, Inc., Class A	30,597
2,057	Dillard’s, Inc., Class A(a)	62,142
697	Dine Brands Global, Inc.	41,513
3,079	Dorman Products, Inc.*	260,761
3,846	Duluth Holdings, Inc., Class B*(a)	37,229
4,472	El Pollo Loco Holdings, Inc.*	79,915

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
6,284	Ethan Allen Interiors, Inc.	$89,484
4,701	Everi Holdings, Inc.*	36,480
7,049	Fiesta Restaurant Group, Inc.*	70,631
13,282	Fossil Group, Inc.*	85,470
2,403	Fox Factory Holding Corp.*	242,246
1,066	Franchise Group, Inc.	26,181
7,259	Funko, Inc., Class A*(a)	42,393
9,721	GameStop Corp., Class A*(a)	64,936
2,867	Genesco, Inc.*	55,906
4,074	Gentherm, Inc.*	184,267
2,594	G-III Apparel Group Ltd.*	28,690
8,906	Goodyear Tire & Rubber Co. (The)	85,453
11,560	GoPro, Inc., Class A*	53,060
2,456	Green Brick Partners, Inc.*	34,973
1,473	Group 1 Automotive, Inc.	127,326
2,462	Groupon, Inc.*	78,365
3,228	Guess?, Inc.	37,122
5,225	Haverty Furniture Cos., Inc.	110,352
1,456	Helen of Troy Ltd.*	301,130
4,264	Hibbett Sports, Inc.*	142,290
1,947	Hilton Grand Vacations, Inc.*	42,659
16,745	Houghton Mifflin Harcourt Co.*	37,844
7,687	Hudson Ltd., Class A*	57,960
1,603	Installed Building Products, Inc.*	139,172
5,034	International Game Technology PLC	56,028
2,250	iRobot Corp.*	166,568
1,357	Jack in the Box, Inc.	111,803
1,465	Johnson Outdoors, Inc., Class A	125,565
8,523	K12, Inc.*	317,141
6,952	KB Home	248,604
1,557	Kontoor Brands, Inc.	34,410
1,337	Lakeland Industries, Inc.*(a)	27,315
3,433	Lands’ End, Inc.*	45,934
8,766	Laureate Education, Inc., Class A*	109,750
5,700	La-Z-Boy, Inc.	185,250
2,444	LCI Industries	277,712
576	LGI Homes, Inc.*	64,431
3,092	Lifetime Brands, Inc.	30,363
1,619	Liquidity Services, Inc.*	11,673
1,385	Lithia Motors, Inc., Class A	344,810
3,269	Lumber Liquidators Holdings, Inc.*	78,423
2,798	M/I Homes, Inc.*	119,083
17,106	Macy’s, Inc.(a)	119,229
10,436	Magnite, Inc.*	76,705
2,041	Malibu Boats, Inc., Class A*	105,826
2,305	Marine Products Corp.	33,307
2,034	MarineMax, Inc.*	59,820
2,047	Marriott Vacations Worldwide Corp.	193,789
5,480	MasterCraft Boat Holdings, Inc.*	114,587
2,455	MDC Holdings, Inc.	106,498
2,664	Meritage Homes Corp.*	255,824
5,328	Modine Manufacturing Co.*	36,071
1,410	Monarch Casino & Resort, Inc.*	64,874
1,173	Monro, Inc.	54,064
2,311	Movado Group, Inc.	25,213
2,238	Murphy USA, Inc.*	301,817

Common Stocks – (continued)
Consumer Discretionary – (continued)
1,127	Nathan’s Famous, Inc.	59,111
2,382	National Vision Holdings, Inc.*	89,492
8,282	Nautilus, Inc.*	98,142
3,547	ODP Corp. (The)	82,929
2,528	Overstock.com, Inc.*	221,200
2,445	Oxford Industries, Inc.	121,101
3,093	Papa John’s International, Inc.	304,011
8,606	Penn National Gaming, Inc.*	439,767
17,307	Perdoceo Education Corp.*	248,702
2,451	PetMed Express, Inc.	85,197
7,302	PlayAGS, Inc.*	29,208
3,693	Purple Innovation, Inc.*	69,835
4,136	Quotient Technology, Inc.*	36,025
2,507	RCI Hospitality Holdings, Inc.	47,934
1,907	RealReal, Inc. (The)*	30,626
9,803	Rent-A-Center, Inc.	300,952
1,417	RH*	468,389
4,467	Ruth’s Hospitality Group, Inc.	45,898
9,226	Sally Beauty Holdings, Inc.*	102,962
3,212	Scientific Games Corp.*	66,440
3,521	SeaWorld Entertainment, Inc.*	71,828
677	Shake Shack, Inc., Class A*	46,205
3,638	Shoe Carnival, Inc.	119,617
2,813	Shutterstock, Inc.	141,550
3,060	Signet Jewelers Ltd.	52,846
2,598	Skyline Champion Corp.*	74,147
3,902	Sleep Number Corp.*	187,296
2,299	Smith & Wesson Brands, Inc.*	41,980
1,515	Sonic Automotive, Inc., Class A	64,024
9,052	Sonos, Inc.*	127,362
4,247	Sportsman’s Warehouse Holdings, Inc.*	66,657
1,138	Stamps.com, Inc.*	283,749
3,418	Standard Motor Products, Inc.	155,314
6,578	Steven Madden Ltd.	139,190
4,128	Stitch Fix, Inc., Class A*(a)	99,691
7,845	Stoneridge, Inc.*	158,469
1,194	Strategic Education, Inc.	122,469
2,434	Sturm Ruger & Co., Inc.	172,473
10,134	Taylor Morrison Home Corp.*	238,453
3,375	Texas Roadhouse, Inc.	212,591
2,085	TopBuild Corp.*	320,673
8,591	TRI Pointe Group, Inc.*	145,016
16,540	Tupperware Brands Corp.	269,437
3,790	Turtle Beach Corp.*	74,170
2,503	Unifi, Inc.*	30,612
641	Universal Electronics, Inc.*	26,332
11,283	Universal Technical Institute, Inc.*	79,545
7,999	Vera Bradley, Inc.*	42,155
3,504	Vista Outdoor, Inc.*	68,013
923	Visteon Corp.*	69,622
1,402	Weyco Group, Inc.	25,236
3,214	Wingstop, Inc.	525,168
853	Winmark Corp.	131,746
1,795	Winnebago Industries, Inc.	96,894
5,231	Wolverine World Wide, Inc.	130,670
8,754	WW International, Inc.*	205,544

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
4,196	YETI Holdings, Inc.*	$215,590
5,174	Zumiez, Inc.*	132,868

		20,363,163

Consumer Staples – 3.5%
66	Alico, Inc.	2,133
1,828	B&G Foods, Inc.(a)	56,924
2,936	BellRing Brands, Inc., Class A*	57,076
8,865	BJ’s Wholesale Club Holdings, Inc.*	393,695
686	Calavo Growers, Inc.	43,540
1,469	Cal-Maine Foods, Inc.*	56,689
9,078	Celsius Holdings, Inc. *(a)	176,295
1,967	Central Garden & Pet Co.*	80,037
2,784	Central Garden & Pet Co., Class A*	103,454
3,718	Chefs’ Warehouse, Inc. (The)*	55,064
781	Coca-Cola Consolidated, Inc.	213,447
10,986	Darling Ingredients, Inc.*	351,222
2,817	Edgewell Personal Care Co.*	80,876
1,540	elf Beauty, Inc.*	30,076
1,619	Farmer Bros Co.*	10,184
3,220	Fresh Del Monte Produce, Inc.	74,672
2,922	Freshpet, Inc.*	331,939
11,530	Hostess Brands, Inc.*	148,045
3,286	Ingles Markets, Inc., Class A	132,754
1,469	Inter Parfums, Inc.	65,620
1,025	J & J Snack Foods Corp.	139,349
1,266	John B Sanfilippo & Son, Inc.	100,824
1,205	Lancaster Colony Corp.	214,153
3,895	Landec Corp.*	39,885
5,369	Lifevantage Corp.*	80,642
1,386	Medifast, Inc.	225,530
2,315	National Beverage Corp. *(a)	188,256
2,357	Nature’s Sunshine Products, Inc.*	26,021
7,886	Performance Food Group Co.*	287,918
713	PriceSmart, Inc.	46,880
11,459	Primo Water Corp.	156,759
6,020	Rite Aid Corp.*	78,380
1,181	Sanderson Farms, Inc.	138,130
3,287	Simply Good Foods Co. (The)*	81,682
4,881	SpartanNash Co.	97,522
1,139	Tootsie Roll Industries, Inc.	36,437
2,016	Turning Point Brands, Inc.	58,262
5,245	United Natural Foods, Inc.*	94,672
2,034	Universal Corp.	88,296
2,057	USANA Health Sciences, Inc.*	161,289
10,650	Vector Group Ltd.	107,246
8,074	Veru, Inc.*	22,365
3,156	Village Super Market, Inc., Class A	80,289
1,127	WD-40 Co.	230,336
1,805	Weis Markets, Inc.	88,860

		5,333,725

Energy – 1.4%
7,994	Aspen Aerogels, Inc.*	67,949
574	Bristow Group, Inc.*	10,854
4,415	Cactus, Inc., Class A	97,527

Common Stocks – (continued)
Energy – (continued)
4,459	CNX Resources Corp.*	48,871
5,054	CONSOL Energy, Inc.*	26,129
8,197	Contango Oil & Gas Co.*	13,279
5,715	DHT Holdings, Inc.	30,232
3,664	Diamond S Shipping, Inc.*	30,008
3,153	DMC Global, Inc.	111,711
6,452	Dorian LPG Ltd.*	54,455
10,082	Evolution Petroleum Corp.	27,524
3,763	Frontline Ltd. (Norway)(a)	29,953
12,474	Helix Energy Solutions Group, Inc.*	44,657
1,587	International Seaways, Inc.	26,916
14,751	Kosmos Energy Ltd. (Ghana)	21,684
8,378	Liberty Oilfield Services, Inc., Class A	54,038
2,684	Matador Resources Co.*	26,115
6,255	Matrix Service Co.*	57,796
1,129	Nabors Industries Ltd.(a)	45,137
16,809	Newpark Resources, Inc.*	32,778
26,205	NexTier Oilfield Solutions, Inc.*	66,037
6,433	Nordic American Tankers Ltd.(a)	28,048
9,801	Oil States International, Inc.*	43,026
5,812	Ovintiv, Inc.(a)	64,397
3,944	Par Pacific Holdings, Inc.*	34,234
6,433	Patterson-UTI Energy, Inc.	24,767
2,183	PBF Energy, Inc., Class A	18,686
2,033	PDC Energy, Inc.*	30,780
10,424	Peabody Energy Corp.	27,207
24,086	ProPetro Holding Corp.*	151,260
4,598	Range Resources Corp.	34,301
5,758	Renewable Energy Group, Inc.*	192,490
685	REX American Resources Corp.*	42,319
22,477	RPC, Inc.*	70,353
2,436	Scorpio Tankers, Inc. (Monaco)	28,842
1,460	SEACOR Holdings, Inc.*	46,151
7,479	Select Energy Services, Inc., Class A*	35,675
5,651	SFL Corp. Ltd. (Norway)	49,616
9,025	Solaris Oilfield Infrastructure, Inc., Class A	70,215
10,273	Southwestern Energy Co.*	28,559
32,406	W&T Offshore, Inc. *(a)	72,265
3,557	World Fuel Services Corp.	93,905

		2,110,746

Financials – 15.9%
1,007	1st Constitution Bancorp	12,255
1,395	1st Source Corp.	48,058
1,318	Allegiance Bancshares, Inc.	33,504
2,790	Altabancorp	57,530
2,450	Ambac Financial Group, Inc.*	30,943
618	Amerant Bancorp, Inc.*	8,127
9,168	American Equity Investment Life Holding Co.	219,207
1,598	American National Bankshares, Inc.	36,019
2,308	Ameris Bancorp	56,592
2,580	AMERISAFE, Inc.	172,163
198	Ames National Corp.	3,950

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
4,852	Apollo Commercial Real Estate Finance, Inc. REIT	$43,377
5,653	Ares Commercial Real Estate Corp. REIT	56,304
1,823	Argo Group International Holdings Ltd.	67,706
2,887	Arrow Financial Corp.	82,713
6,774	Artisan Partners Asset Management, Inc., Class A	262,222
399	Associated Capital Group, Inc., Class A	15,421
3,165	Atlantic Capital Bancshares, Inc.*	36,508
5,092	Atlantic Union Bankshares Corp.	118,440
8,969	Axos Financial, Inc.*	222,252
2,865	B. Riley Financial, Inc.	76,725
4,550	Banc of California, Inc.	50,004
2,453	BancFirst Corp.	107,932
2,892	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	35,225
6,012	BancorpSouth Bank	129,739
913	Bank First Corp.	56,971
4,539	Bank of Commerce Holdings	33,362
1,453	Bank of Marin Bancorp	46,249
7,644	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	192,629
2,782	BankFinancial Corp.	20,197
2,301	BankUnited, Inc.	53,797
1,251	Bankwell Financial Group, Inc.	19,516
2,150	Banner Corp.	77,658
1,402	Bar Harbor Bankshares	28,405
3,845	BCB Bancorp, Inc.	31,318
4,059	Berkshire Hills Bancorp, Inc.	37,262
6,881	Blackstone Mortgage Trust, Inc., Class A REIT	163,561
7,341	Boston Private Financial Holdings, Inc.	43,606
2,111	Bridge Bancorp, Inc.	42,241
10,633	Brightsphere Investment Group, Inc.	147,373
5,731	Brookline Bancorp, Inc.	55,018
2,173	Bryn Mawr Bank Corp.	58,975
675	C&F Financial Corp.	21,580
618	Cambridge Bancorp	33,891
3,215	Camden National Corp.	104,986
7,003	Cannae Holdings, Inc.*	264,223
3,157	Capital City Bank Group, Inc.	63,992
5,893	Capitol Federal Financial, Inc.	55,041
1,340	Capstar Financial Holdings, Inc.	13,655
6,276	Cathay General Bancorp	154,954
1,132	CB Financial Services, Inc.	21,055
2,731	Central Pacific Financial Corp.	42,303
2,251	Central Valley Community Bancorp	27,080
835	Century Bancorp, Inc., Class A	58,826
785	Chemung Financial Corp.	22,537
1,809	Citizens & Northern Corp.	31,006
2,330	City Holding Co.	149,073
3,935	Civista Bancshares, Inc.	52,532
2,678	CNB Financial Corp.	42,714
9,307	CNO Financial Group, Inc.	151,704
2,093	Codorus Valley Bancorp, Inc.	27,000
3,623	Cohen & Steers, Inc.	219,191

Common Stocks – (continued)
Financials – (continued)
1,497	Colony Bankcorp, Inc.	16,467
4,177	Columbia Banking System, Inc.	116,580
2,024	Columbia Financial, Inc.*	21,596
3,091	Community Bank System, Inc.	185,985
8,523	Community Bankers Trust Corp.	43,723
817	Community Financial Corp. (The)	18,170
1,949	Community Trust Bancorp, Inc.	62,894
2,566	ConnectOne Bancorp, Inc.	38,798
1,822	County Bancorp, Inc.	35,165
4,113	Cowen, Inc., Class A	74,404
2,879	Crawford & Co., Class A	19,750
4,527	Curo Group Holdings Corp.	34,858
5,436	Customers Bancorp, Inc.*	69,418
6,777	CVB Financial Corp.	123,409
680	Diamond Hill Investment Group, Inc.	84,259
3,358	Dime Community Bancshares, Inc.	43,318
2,851	Donegal Group, Inc., Class A	41,140
6,217	Donnelley Financial Solutions, Inc.*	67,765
2,934	Dynex Capital, Inc. REIT	46,475
3,337	Eagle Bancorp, Inc.	96,039
650	eHealth, Inc.*	41,028
4,068	Employers Holdings, Inc.	132,535
4,040	Encore Capital Group, Inc.*	185,598
5,666	Enova International, Inc.*	96,775
761	Enstar Group Ltd. (Bermuda)*	136,211
2,789	Enterprise Financial Services Corp.	83,419
421	Equity Bancshares, Inc., Class A*	6,694
341	Esquire Financial Holdings, Inc.*	5,626
2,606	ESSA Bancorp, Inc.	33,357
9,846	Essent Group Ltd.	351,502
1,494	Evans Bancorp, Inc.	34,063
5,801	EZCORP, Inc., Class A*	31,209
1,682	Farmers & Merchants Bancorp, Inc.	36,247
4,455	Farmers National Banc Corp.	51,945
4,065	FB Financial Corp.	109,755
1,029	FBL Financial Group, Inc., Class A	38,124
3,169	Federal Agricultural Mortgage Corp., Class C	215,967
9,048	Federated Hermes, Inc.	216,338
3,206	Financial Institutions, Inc.	55,239
17,639	First BanCorp. (Puerto Rico)	101,071
2,245	First Bancorp, Inc. (The)	47,774
1,589	First Bancshares, Inc. (The)	34,068
1,051	First Bank	6,853
3,023	First BankCorp	61,820
3,628	First Busey Corp.	64,633
2,384	First Business Financial Services, Inc.	36,952
8,237	First Commonwealth Financial Corp.	67,543
1,535	First Community Bankshares, Inc.	29,533
1,748	First Community Corp/SC	22,165
8,264	First Financial Bancorp	113,382
10,579	First Financial Bankshares, Inc.	320,279
1,545	First Financial Corp.	53,133
4,177	First Foundation, Inc.	63,449
1,419	First Guaranty Bancshares, Inc.	18,206
1,879	First Internet Bancorp	27,452

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
2,327	First Interstate BancSystem, Inc., Class A	$76,326
5,051	First Merchants Corp.	129,205
1,746	First Mid Bancshares, Inc.	45,466
5,095	First Midwest Bancorp, Inc.	63,484
3,382	First Northwest Bancorp	37,540
3,407	First of Long Island Corp. (The)	52,349
638	First Savings Financial Group, Inc.	27,753
2,356	FirstCash, Inc.	140,771
4,714	Flagstar Bancorp, Inc.	148,114
4,827	Flushing Financial Corp.	58,552
1,316	Focus Financial Partners, Inc., Class A*	46,573
1,274	FS Bancorp, Inc.	50,476
11,743	Fulton Financial Corp.	114,847
31,636	Genworth Financial, Inc., Class A*	95,541
3,786	German American Bancorp, Inc.	107,333
5,508	Glacier Bancorp, Inc.	193,248
625	Global Indemnity Group LLC, Class A	14,519
466	Goosehead Insurance, Inc., Class A	47,886
4,125	Granite Point Mortgage Trust, Inc. REIT	27,390
4,838	Great Ajax Corp. REIT	44,123
2,396	Great Southern Bancorp, Inc.	92,342
2,858	Green Dot Corp., Class A*	148,787
5,540	Greenhill & Co., Inc.	62,159
3,130	Hamilton Lane, Inc., Class A	228,834
4,771	Hancock Whitney Corp.	95,468
3,643	Hanmi Financial Corp.	34,718
2,805	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	119,100
5,591	HarborOne Bancorp, Inc.	48,362
915	HCI Group, Inc.	50,069
3,087	Heartland Financial USA, Inc.	106,285
6,814	Heritage Commerce Corp.	47,221
2,362	Heritage Financial Corp.	47,098
2,407	Heritage Insurance Holdings, Inc.	31,411
6,364	Hilltop Holdings, Inc.	131,098
472	Hingham Institution For Savings (The)	86,546
1,408	Home Bancorp, Inc.	34,017
10,828	Home BancShares, Inc.	175,522
3,477	HomeStreet, Inc.	95,165
2,231	HomeTrust Bancshares, Inc.	31,301
8,631	Hope Bancorp, Inc.	73,018
4,203	Horace Mann Educators Corp.	164,169
4,845	Horizon Bancorp, Inc.	54,167
3,805	Houlihan Lokey, Inc.	222,973
778	Howard Bancorp, Inc.*	7,632
4,000	Independent Bank Corp.	59,640
2,110	Independent Bank Corp.	132,613
2,395	Independent Bank Group, Inc.	111,367
3,985	International Bancshares Corp.	125,846
15,057	Invesco Mortgage Capital, Inc. REIT	45,171
2,364	Investar Holding Corp.	32,150
12,804	Investors Bancorp, Inc.	99,231
441	Investors Title Co.	60,002
2,093	James River Group Holdings Ltd.	101,950
4,277	Kearny Financial Corp.	33,190
2,243	Kinsale Capital Group, Inc.	464,817

Common Stocks – (continued)
Financials – (continued)
3,021	KKR Real Estate Finance Trust, Inc. REIT	54,982
8,200	Ladder Capital Corp. REIT	61,090
4,496	Lakeland Bancorp, Inc.	47,792
3,352	Lakeland Financial Corp.	153,153
2,676	Live Oak Bancshares, Inc.	59,354
7,618	Macatawa Bank Corp.	55,764
693	Marlin Business Services Corp.	4,643
2,674	Mercantile Bank Corp.	58,400
3,562	Meridian Bancorp, Inc.	41,462
3,489	Meta Financial Group, Inc.	67,268
2,091	Midland States Bancorp, Inc.	30,550
1,729	MidWestOne Financial Group, Inc.	32,834
1,534	MMA Capital Holdings, Inc.*	36,018
4,135	Moelis & Co., Class A	131,948
8	Morgan Group Holding Co.*	56
16,666	Mr Cooper Group, Inc.*	305,404
1,533	National Bank Holdings Corp., Class A	43,599
9,717	National General Holdings Corp.	330,864
297	National Western Life Group, Inc., Class A	65,337
15,356	Navient Corp.	139,586
3,273	NBT Bancorp, Inc.	99,728
1,947	Nelnet, Inc., Class A	127,509
557	NI Holdings, Inc.*	9,090
1,679	Nicolet Bankshares, Inc.*	100,774
6,486	NMI Holdings, Inc., Class A*	111,235
2,920	Northeast Bank	54,487
1,839	Northrim BanCorp, Inc.	49,487
6,319	Northwest Bancshares, Inc.	63,885
1,765	Norwood Financial Corp.	43,684
3,163	OceanFirst Financial Corp.	49,374
4,962	OFG Bancorp (Puerto Rico)	63,712
1,620	Ohio Valley Banc Corp.	36,936
10,195	Old National Bancorp	142,526
4,344	Old Second Bancorp, Inc.	35,490
1,758	Oppenheimer Holdings, Inc., Class A	42,948
6,291	Orchid Island Capital, Inc. REIT	32,147
5,445	Pacific Premier Bancorp, Inc.	123,003
650	Palomar Holdings, Inc.*	73,028
1,600	Park National Corp.	143,856
2,791	Parke Bancorp, Inc.	34,329
2,572	PCSB Financial Corp.	32,613
2,810	Peapack-Gladstone Financial Corp.	47,770
1,805	Penns Woods Bancorp, Inc.	37,454
6,367	PennyMac Financial Services, Inc.	335,668
1,748	Peoples Bancorp of North Carolina, Inc.	29,716
3,014	Peoples Bancorp, Inc.	63,716
1,471	Peoples Financial Services Corp.	53,603
955	Piper Sandler Cos.	72,055
1,757	PJT Partners, Inc., Class A	103,979
1,247	Plumas Bancorp	24,641
2,986	PRA Group, Inc.*	139,372
2,996	Preferred Bank	112,050
3,787	Premier Financial Bancorp, Inc.	48,549
2,096	Premier Financial Corp.	38,304

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
2,057	Protective Insurance Corp., Class B	$29,539
4,899	Provident Financial Services, Inc.	64,569
3,222	Prudential Bancorp, Inc.	31,866
6,716	Pzena Investment Management, Inc., Class A	33,244
2,046	QCR Holdings, Inc.	61,319
19,233	Radian Group, Inc.	296,958
2,444	Regional Management Corp.*	44,701
887	Reliant Bancorp, Inc.	12,862
3,226	Renasant Corp.	81,844
2,219	Republic Bancorp, Inc., Class A	68,256
7,861	Riverview Bancorp, Inc.	32,466
2,381	RLI Corp.	223,314
3,023	S&T Bancorp, Inc.	61,049
1,822	Safety Insurance Group, Inc.	131,913
3,297	Sandy Spring Bancorp, Inc.	78,864
3,166	Seacoast Banking Corp. of Florida*	64,080
4,989	Selective Insurance Group, Inc.	298,392
6,091	ServisFirst Bancshares, Inc.	223,235
3,425	Shore Bancshares, Inc.	33,394
2,609	Sierra Bancorp	46,623
5,371	Simmons First National Corp., Class A	91,683
1,740	SmartFinancial, Inc.	23,960
3,359	South State Corp.	187,029
2,243	Southern First Bancshares, Inc.*	58,094
2,403	Southern Missouri Bancorp, Inc.	56,903
3,446	Southern National Bancorp of Virginia, Inc.	29,463
2,407	Southside Bancshares, Inc.	66,325
3,790	Stewart Information Services Corp.	161,719
4,678	Stifel Financial Corp.	237,221
3,724	Stock Yards Bancorp, Inc.	159,871
2,031	StoneX Group, Inc.*	115,158
907	Summit Financial Group, Inc.	13,378
2,318	Territorial Bancorp, Inc.	49,049
832	Texas Capital Bancshares, Inc.*	26,948
4,888	Third Point Reinsurance Ltd. (Bermuda)*	41,841
2,466	Timberland Bancorp, Inc.	43,130
1,349	Tompkins Financial Corp.	89,277
5,046	Towne Bank	89,466
3,301	TriCo Bancshares	91,405
4,365	TriState Capital Holdings, Inc.*	60,674
2,507	Triumph Bancorp, Inc.*	71,600
1,033	Trupanion, Inc.*	64,800
10,545	TrustCo Bank Corp.	62,848
4,672	Trustmark Corp.	109,699
2,741	UMB Financial Corp.	147,247
6,866	United Bankshares, Inc.	179,477
6,588	United Community Banks, Inc.	119,375
1,206	United Fire Group, Inc.	30,367
1,829	United Security Bancshares	11,139
3,069	Unity Bancorp, Inc.	40,756
4,691	Universal Insurance Holdings, Inc.	87,018
2,508	Univest Financial Corp.	40,354
25,474	Valley National Bancorp	191,310
3,694	Veritex Holdings, Inc.	66,418

Common Stocks – (continued)
Financials – (continued)
903	Virtus Investment Partners, Inc.	128,136
9,732	Waddell & Reed Financial, Inc., Class A	153,279
5,485	Walker & Dunlop, Inc.	300,468
6,514	Washington Federal, Inc.	152,753
2,468	Washington Trust Bancorp, Inc.	82,382
4,559	Waterstone Financial, Inc.	70,619
4,247	WesBanco, Inc.	94,368
4,736	West BanCorp, Inc.	83,354
1,900	Westamerica BanCorp	115,634
5,689	Western New England Bancorp, Inc.	29,128
1,068	World Acceptance Corp.*	97,177
2,615	WSFS Financial Corp.	76,620

		24,307,720

Health Care – 17.6%
814	1Life Healthcare, Inc.*(a)	23,744
1,324	Addus HomeCare Corp.*	124,006
1,965	Adverum Biotechnologies, Inc.*	23,973
14,959	Affimed NV (Germany)*	51,609
9,658	Agile Therapeutics, Inc.*	30,906
1,528	Aimmune Therapeutics, Inc.*(a)	52,288
3,900	Akcea Therapeutics, Inc.*	71,292
14,699	Akebia Therapeutics, Inc.*	153,017
1,040	Akero Therapeutics, Inc.*	33,904
1,629	Alector, Inc.*	21,047
347	Allakos, Inc.*	31,084
1,414	Allogene Therapeutics, Inc.*	50,409
13,847	Allscripts Healthcare Solutions, Inc.*	123,654
11,992	Alphatec Holdings, Inc.*	71,832
12,064	AMAG Pharmaceuticals, Inc.*(a)	124,983
5,367	American Renal Associates Holdings, Inc.*	36,174
7,128	Amicus Therapeutics, Inc.*	104,069
4,853	AMN Healthcare Services, Inc.*	261,285
18,502	Amneal Pharmaceuticals, Inc.*	76,043
5,119	Amphastar Pharmaceuticals, Inc.*	104,325
1,239	AnaptysBio, Inc.*	21,472
5,344	Anavex Life Sciences Corp.*(a)	22,659
6,783	AngioDynamics, Inc.*	63,523
3,689	ANI Pharmaceuticals, Inc.*	115,687
2,464	Anika Therapeutics, Inc.*	94,445
25,006	Antares Pharma, Inc.*	70,767
1,354	Apellis Pharmaceuticals, Inc.*	41,744
569	Applied Therapeutics, Inc.*	13,713
3,647	Apyx Medical Corp.*	16,740
7,772	Aquestive Therapeutics, Inc. *(a)	61,088
1,905	Aravive, Inc.*(a)	10,858
686	Arcturus Therapeutics Holdings, Inc.*	33,093
1,066	Arcus Biosciences, Inc.*	25,371
3,900	Ardelyx, Inc.*	22,386
3,733	Arena Pharmaceuticals, Inc.*	260,638
4,849	Arrowhead Pharmaceuticals, Inc.*	204,822
852	Arvinas, Inc.*	22,109
6,169	Aspira Women’s Health, Inc.*	17,674
1,204	Assembly Biosciences, Inc.*	26,331
11,217	Athersys, Inc.*(a)	24,453

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
1,317	Atreca, Inc., Class A*	$18,728
3,420	AtriCure, Inc.*	152,977
82	Atrion Corp.	51,801
2,602	Avenue Therapeutics, Inc.*	28,960
4,925	Avid Bioservices, Inc.*	41,321
1,257	Avrobio, Inc.*	21,771
756	Axonics Modulation Technologies, Inc.*	31,949
1,335	Axsome Therapeutics, Inc.*	97,869
3,628	Beyond Air, Inc.*	20,135
6,725	BioCryst Pharmaceuticals, Inc.*	27,909
32,777	BioDelivery Sciences International, Inc.*	128,158
1,325	Biohaven Pharmaceutical Holding Co. Ltd.*	83,992
1,098	BioSpecifics Technologies Corp.*	70,821
2,259	BioTelemetry, Inc.*	89,411
488	Bioxcel Therapeutics, Inc.*	19,886
622	Black Diamond Therapeutics, Inc.*	17,895
1,347	Blueprint Medicines Corp.*	104,298
2,882	BrainStorm Cell Therapeutics, Inc.*	36,342
1,692	Bridgebio Pharma, Inc.*	50,523
14,170	Brookdale Senior Living, Inc.*	38,967
5,128	Calithera Biosciences, Inc.*	20,666
624	Cantel Medical Corp.	32,747
1,602	Cara Therapeutics, Inc.*	24,831
5,877	Cardiovascular Systems, Inc.*	192,002
827	CareDx, Inc.*	28,242
2,939	Castle Biosciences, Inc.*	134,400
37,961	Catalyst Pharmaceuticals, Inc.*	124,512
1,836	CEL-SCI Corp.*(a)	23,739
4,224	Cerus Corp.*	26,907
1,445	ChemoCentryx, Inc.*	77,307
7,057	Cidara Therapeutics, Inc.*	22,441
1,681	Co-Diagnostics, Inc.*(a)	18,323
10,973	Coherus Biosciences, Inc.*	208,158
11,471	Collegium Pharmaceutical, Inc.*	218,637
4,278	Computer Programs and Systems, Inc.	117,046
1,819	CONMED Corp.	156,998
867	Constellation Pharmaceuticals, Inc.*	18,250
4,967	Corbus Pharmaceuticals Holdings, Inc.*(a)	46,119
24,094	Corcept Therapeutics, Inc.*	305,994
550	Cortexyme, Inc.*	24,183
1,328	CorVel Corp.*	110,251
3,307	Covetrus, Inc.*	75,763
12,947	Cross Country Healthcare, Inc.*	82,731
2,040	CryoLife, Inc.*	41,249
1,055	CryoPort, Inc.*	58,531
1,064	Cue Biopharma, Inc.*	19,014
6,304	Cutera, Inc.*	103,196
1,544	Cytokinetics, Inc.*	36,994
7,479	CytoSorbents Corp.*	63,123
916	Deciphera Pharmaceuticals, Inc.*	41,229
1,271	Denali Therapeutics, Inc.*	40,545
4,983	Dicerna Pharmaceuticals, Inc.*	92,285
45,809	Durect Corp.*	79,479
4,175	Dynavax Technologies Corp.*	24,966
4,206	Eagle Pharmaceuticals, Inc.*	166,894

Common Stocks – (continued)
Health Care – (continued)
1,537	Editas Medicine, Inc.*	54,148
1,147	Eidos Therapeutics, Inc.*	49,642
2,724	Electromed, Inc.*	33,723
4,834	Emergent BioSolutions, Inc.*	551,318
1,670	Enanta Pharmaceuticals, Inc.*	87,157
42,052	Endo International PLC*	126,577
3,586	Ensign Group, Inc. (The)	209,924
16,368	Enzo Biochem, Inc.*	34,864
1,684	Epizyme, Inc.*	21,892
981	Esperion Therapeutics, Inc.*(a)	35,414
4,319	Evolent Health, Inc., Class A*	61,891
1,725	Fate Therapeutics, Inc.*	62,790
3,028	Fennec Pharmaceuticals, Inc. (Canada)*	16,593
2,851	FibroGen, Inc.*	127,810
7,967	Flexion Therapeutics, Inc.*	92,895
7,399	Fluidigm Corp.*	58,082
2,461	FONAR Corp.*	62,436
9,658	Fortress Biotech, Inc.*	38,197
1,194	Frequency Therapeutics, Inc.*	23,092
1,612	Fulgent Genetics, Inc.*	47,651
1,139	G1 Therapeutics, Inc.*	17,484
5,019	GenMark Diagnostics, Inc.*	65,096
1,066	Glaukos Corp.*	50,987
5,759	Halozyme Therapeutics, Inc.*	166,982
2,605	Hanger, Inc.*	51,475
8,753	Harrow Health, Inc.*	60,308
14,760	Harvard Bioscience, Inc.*	49,446
842	Health Catalyst, Inc.*	26,254
2,990	HealthEquity, Inc.*	171,865
1,958	HealthStream, Inc.*	40,560
2,396	Heron Therapeutics, Inc.*	34,263
643	Heska Corp.*	66,615
4,109	HMS Holdings Corp.*	114,600
1,797	Homology Medicines, Inc.*	19,102
7,859	iCAD, Inc.*	85,113
413	IGM Biosciences, Inc.*(a)	17,759
6,040	ImmunoGen, Inc.*	22,348
987	Immunovant, Inc.*	33,519
5,660	InfuSystem Holdings, Inc.*	82,353
22,033	Innoviva, Inc.*	258,006
1,531	Inogen, Inc.*	46,282
2,919	Inovalon Holdings, Inc., Class A*	72,231
3,793	Inovio Pharmaceuticals, Inc.*(a)	45,478
1,970	Insmed, Inc.*	55,534
1,586	Inspire Medical Systems, Inc.*	189,448
2,477	Integer Holdings Corp.*	171,557
1,206	Intellia Therapeutics, Inc.*(a)	26,025
648	Intercept Pharmaceuticals, Inc.*(a)	32,322
12,726	Intersect ENT, Inc.*	255,538
1,072	Intra-Cellular Therapies, Inc.*	19,532
6,368	Invacare Corp.	43,175
2,537	Invitae Corp.*(a)	88,694
2,504	iRhythm Technologies, Inc.*	551,331
28,164	Ironwood Pharmaceuticals, Inc.*	284,456
4,407	IVERIC bio, Inc.*	19,787
5,187	Joint Corp. (The)*	92,640

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
6,014	Kadmon Holdings, Inc.*	$30,070
2,220	Kala Pharmaceuticals, Inc.*	19,758
270	Karuna Therapeutics, Inc.*	20,628
1,833	Karyopharm Therapeutics, Inc.*	27,880
1,112	Kiniksa Pharmaceuticals Ltd., Class A*	19,649
828	Kodiak Sciences, Inc.*	43,545
764	Krystal Biotech, Inc.*	36,527
11,817	Lannett Co., Inc.*	62,157
8,418	Lantheus Holdings, Inc.*	112,970
3,950	LeMaitre Vascular, Inc.	127,506
15,463	Lexicon Pharmaceuticals, Inc.*(a)	27,060
2,452	LHC Group, Inc.*	511,095
923	Ligand Pharmaceuticals, Inc.*	94,146
3,060	LivaNova PLC*	143,514
10,482	Luminex Corp.	279,765
298	Madrigal Pharmaceuticals, Inc.*	32,095
2,660	Magellan Health, Inc.*	200,724
33,137	Mallinckrodt PLC *(a)	52,356
12,540	MannKind Corp.*	21,820
10,499	Marinus Pharmaceuticals, Inc.*	20,368
5,550	MEDNAX, Inc.*	103,119
2,708	Medpace Holdings, Inc.*	351,471
6,636	MEI Pharma, Inc.*	18,050
7,210	Meridian Bioscience, Inc.*	101,949
2,898	Merit Medical Systems, Inc.*	142,292
1,281	Mersana Therapeutics, Inc.*	24,544
334	Mesa Laboratories, Inc.	82,137
13,713	Milestone Scientific, Inc.*	20,569
8,004	Minerva Neurosciences, Inc.*	25,453
1,346	Mirati Therapeutics, Inc.*	201,052
1,818	Misonix, Inc.*	23,979
1,871	Molecular Templates, Inc.*	21,722
4,339	Momenta Pharmaceuticals, Inc.*	226,366
1,621	MyoKardia, Inc.*	177,402
21,341	Myriad Genetics, Inc.*	285,329
4,912	NanoString Technologies, Inc.*	198,838
7,699	NantHealth, Inc.*	24,483
2,499	NantKwest, Inc.*	18,243
5,721	Natera, Inc.*	364,485
1,418	National HealthCare Corp.	90,327
3,038	National Research Corp.	170,128
5,132	Natus Medical, Inc.*	93,197
2,505	Neogen Corp.*	190,881
10,167	NeoGenomics, Inc.*	396,005
1,770	Neoleukin Therapeutics, Inc.*	22,497
2,721	Neubase Therapeutics, Inc.*(a)	21,850
2,300	Nevro Corp.*	316,342
1,111	NextCure, Inc.*	9,988
13,559	NextGen Healthcare, Inc.*	179,792
1,206	NGM Biopharmaceuticals, Inc.*	22,492
1,657	Novavax, Inc.*	182,833
4,405	NuVasive, Inc.*	229,633
7,817	Nymox Pharmaceutical Corp.*	19,699
3,092	Ocular Therapeutix, Inc.*	26,900
657	Odonate Therapeutics, Inc.*	10,611
2,846	Omnicell, Inc.*	189,771

Common Stocks – (continued)
Health Care – (continued)
2,848	Ontrak, Inc.*(a)	207,762
29,729	OPKO Health, Inc.*(a)	96,322
3,285	OptimizeRx Corp.*	66,226
3,523	Option Care Health, Inc.*	40,937
4,188	OraSure Technologies, Inc.*	49,083
4,404	Orthofix Medical, Inc.*	133,617
916	OrthoPediatrics Corp.*	46,166
3,807	Ovid therapeutics, Inc.*	21,852
20,462	Owens & Minor, Inc.	339,260
7,781	Pacific Biosciences of California, Inc.*	51,355
5,858	Pacira BioSciences, Inc.*	366,242
772	Passage Bio, Inc.*	12,784
7,217	Patterson Cos., Inc.	209,365
12,319	PAVmed, Inc.*(a)	24,268
24,027	PDL BioPharma, Inc.*	80,490
1,803	Pennant Group, Inc. (The)*	66,783
1,198	PetIQ, Inc.*	42,146
3,147	Pfenex, Inc.*	39,432
615	Phathom Pharmaceuticals, Inc.*	22,607
7,512	Phibro Animal Health Corp., Class A	161,208
960	Phreesia, Inc.*	30,278
11,549	Pieris Pharmaceuticals, Inc.*	33,030
6,644	Prestige Consumer Healthcare, Inc.*	242,041
976	Principia Biopharma, Inc.*	97,610
1,133	Progyny, Inc.*	32,347
1,738	Provention Bio, Inc.*	22,664
1,466	Providence Service Corp. (The)*	135,737
2,782	PTC Therapeutics, Inc.*	137,500
11,953	Puma Biotechnology, Inc.*	122,996
5,250	R1 RCM, Inc.*	76,125
13,783	Radius Health, Inc.*	170,634
8,064	RadNet, Inc.*	116,283
746	REGENXBIO, Inc.*	22,768
571	Relmada Therapeutics, Inc.*(a)	20,373
5,188	Retractable Technologies, Inc.*	32,788
6,955	Retrophin, Inc.*	136,248
1,472	Revance Therapeutics, Inc.*	43,027
703	REVOLUTION Medicines, Inc.*	19,923
1,241	Rocket Pharmaceuticals, Inc.*	31,732
3,021	Sangamo Therapeutics, Inc.*	33,337
1,458	Scholar Rock Holding Corp.*	22,016
362	Schrodinger, Inc.*	21,887
4,705	SeaSpine Holdings Corp.*	62,624
9,963	Select Medical Holdings Corp.*	199,957
8,589	Selecta Biosciences, Inc.*	22,331
5,695	Seres Therapeutics, Inc.*	150,861
3,700	Sharps Compliance Corp.*(a)	28,249
905	Shockwave Medical, Inc.*	57,504
1,625	SI-BONE, Inc.*	35,457
2,007	Silk Road Medical, Inc.*	122,387
3,934	Simulations Plus, Inc.	234,388
609	SpringWorks Therapeutics, Inc.*	27,046
5,319	STAAR Surgical Co.*	255,046
16,088	Stereotaxis, Inc.*	56,630
10,773	Supernus Pharmaceuticals, Inc.*	236,898
8,814	Surgery Partners, Inc.*	168,259

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
2,041	Surmodics, Inc.*	$92,355
1,813	Syndax Pharmaceuticals, Inc.*	29,570
2,721	Syros Pharmaceuticals, Inc.*	36,053
561	Tabula Rasa HealthCare, Inc.*	28,387
3,697	Tactile Systems Technology, Inc.*	142,076
6,642	Tenet Healthcare Corp.*	187,172
2,596	TG Therapeutics, Inc.*	64,394
1,806	Theravance Biopharma, Inc.*	33,104
16,950	Tivity Health, Inc.*	277,302
1,699	Translate Bio, Inc.*	23,939
4,300	Triple-S Management Corp., Class B (Puerto Rico)*	79,980
775	Turning Point Therapeutics, Inc.*	60,589
684	Twist Bioscience Corp.*	47,832
1,911	Ultragenyx Pharmaceutical, Inc.*	162,550
978	US Physical Therapy, Inc.	86,944
437	Utah Medical Products, Inc.	35,900
20,774	Vanda Pharmaceuticals, Inc.*	213,764
709	Vapotherm, Inc.*	22,057
3,727	Varex Imaging Corp.*	41,332
10,377	Vaxart, Inc.*(a)	61,536
10,576	VBI Vaccines, Inc.*	45,054
8,674	Veracyte, Inc.*	288,931
14,983	Verastem, Inc.*	18,879
14,937	Vericel Corp.*	236,751
606	Viela Bio, Inc.*(a)	20,416
3,524	Viking Therapeutics, Inc.*	23,576
1,064	Vir Biotechnology, Inc.*	43,071
2,517	Vocera Communications, Inc.*	70,451
4,245	Voyager Therapeutics, Inc.*	50,049
5,046	Wright Medical Group NV*	152,541
1,886	XBiotech, Inc.*	35,683
2,919	Xencor, Inc.*	104,354
1,254	XOMA Corp.*(a)	23,851
852	Y-mAbs Therapeutics, Inc.*	36,662
569	Zentalis Pharmaceuticals, Inc.*(a)	19,574
1,169	Zogenix, Inc.*	27,670
6,247	Zynex, Inc.*(a)	92,456

		26,776,696

Industrials – 15.8%
4,402	AAON, Inc.	250,606
2,215	AAR Corp.	44,699
4,571	ABM Industries, Inc.	174,338
916	Acacia Research Corp.*	3,476
10,243	ACCO Brands Corp.	66,375
3,166	Advanced Disposal Services, Inc.*	95,392
3,874	Advanced Drainage Systems, Inc.	214,930
3,856	Aegion Corp.*	62,409
4,604	Aerojet Rocketdyne Holdings, Inc.*	190,467
902	AeroVironment, Inc.*	68,904
1,467	Air Transport Services Group, Inc.*	37,291
1,147	Alamo Group, Inc.	127,202
1,586	Albany International Corp., Class A	82,313
674	Allegiant Travel Co.	86,676
2,641	Allied Motion Technologies, Inc.	112,480

Common Stocks – (continued)
Industrials – (continued)
4,779	Alpha Pro Tech Ltd.*	67,049
4,389	Altra Industrial Motion Corp.	171,390
1,747	Ameresco, Inc., Class A*	59,643
1,239	American Woodmark Corp.*	108,412
5,468	API Group Corp.*(b)	77,318
3,797	Apogee Enterprises, Inc.	79,471
4,972	Applied Industrial Technologies, Inc.	299,364
4,015	ArcBest Corp.	135,787
3,618	Arcosa, Inc.	167,477
657	Argan, Inc.	27,811
4,491	ASGN, Inc.*	322,319
2,366	Astec Industries, Inc.	124,736
3,703	Astronics Corp.*	33,475
5,521	Atkore International Group, Inc.*	147,576
1,196	Atlas Air Worldwide Holdings, Inc.*	67,442
1,878	AZZ, Inc.	65,223
3,153	Barnes Group, Inc.	124,859
1,312	Barrett Business Services, Inc.	75,532
4,483	Beacon Roofing Supply, Inc.*	151,929
3,615	BG Staffing, Inc.	33,909
6,078	Bloom Energy Corp., Class A*(a)	95,181
4,698	Blue Bird Corp.*	53,463
12,586	BMC Stock Holdings, Inc.*	502,433
5,198	Brady Corp., Class A	243,734
3,412	BrightView Holdings, Inc.*	41,899
2,499	Brink’s Co. (The)	120,852
17,277	Builders FirstSource, Inc.*	529,022
4,625	Caesarstone Ltd.	51,037
1,740	CAI International, Inc.*	37,949
3,147	Casella Waste Systems, Inc., Class A*	176,704
6,085	CBIZ, Inc.*	147,987
2,102	Chart Industries, Inc.*	138,143
2,524	Cimpress PLC (Ireland)*	233,975
3,064	Columbus McKinnon Corp.	111,453
4,985	Comfort Systems USA, Inc.	252,590
1,584	Construction Partners, Inc., Class A*	29,605
17,098	Cornerstone Building Brands, Inc.*	136,100
7,005	Costamare, Inc. (Monaco)	35,375
4,194	Covanta Holding Corp.	39,591
1,688	CRA International, Inc.	71,757
2,527	CSW Industrials, Inc.	182,576
761	Cubic Corp.	35,828
5,451	Deluxe Corp.	154,808
1,243	Douglas Dynamics, Inc.	47,719
1,739	Ducommun, Inc.*	64,986
5,732	DXP Enterprises, Inc.*	110,284
1,033	Dycom Industries, Inc.*	63,540
2,106	Eastern Co. (The)	46,121
9,815	Echo Global Logistics, Inc.*	268,146
4,610	EMCOR Group, Inc.	345,796
1,767	Encore Wire Corp.	91,195
3,756	Energy Recovery, Inc.*	31,964
2,988	Enerpac Tool Group Corp.	62,150
2,823	EnerSys	203,200
2,715	Ennis, Inc.	49,766
1,628	EnPro Industries, Inc.	95,271

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
1,681	ESCO Technologies, Inc.	$151,156
367	EVI Industries, Inc.*(a)	9,014
2,324	Evoqua Water Technologies Corp.*	47,549
2,145	Exponent, Inc.	172,576
3,222	Federal Signal Corp.	103,491
2,249	Forrester Research, Inc.*	79,750
4,085	Forward Air Corp.	240,974
6,815	Foundation Building Materials, Inc.*	110,607
4,479	Franklin Covey Co.*	88,415
4,345	Franklin Electric Co., Inc.	257,919
12,767	FuelCell Energy, Inc.*(a)	36,258
1,309	GATX Corp.	87,546
631	Gencor Industries, Inc.*	7,957
1,135	General Finance Corp.*	7,355
2,512	Gibraltar Industries, Inc.*	156,862
8,693	GMS, Inc.*	230,278
1,454	Gorman-Rupp Co. (The)	46,455
8,096	Great Lakes Dredge & Dock Corp.*	75,860
1,750	Griffon Corp.	38,028
3,525	H&E Equipment Services, Inc.	71,417
3,987	Hawaiian Holdings, Inc.	53,585
7,202	HC2 Holdings, Inc.*(a)	18,005
4,415	Healthcare Services Group, Inc.	91,832
1,908	Heartland Express, Inc.	39,467
1,479	Heidrick & Struggles International, Inc.	31,991
2,517	Heritage-Crystal Clean, Inc.*	36,950
7,255	Herman Miller, Inc.	172,887
5,233	Hillenbrand, Inc.	165,938
5,817	HNI Corp.	185,271
4,457	Hub Group, Inc., Class A*	239,965
1,768	Hurco Cos., Inc.	49,999
2,186	Huron Consulting Group, Inc.*	94,829
961	Hyster-Yale Materials Handling, Inc.	38,767
2,382	ICF International, Inc.	162,714
3,175	IES Holdings, Inc.*	91,535
3,303	Insperity, Inc.	222,523
6,459	Interface, Inc.	48,830
3,516	JELD-WEN Holding, Inc.*	74,012
2,234	John Bean Technologies Corp.	229,007
1,614	Kadant, Inc.	187,934
885	Kaman Corp.	40,931
3,150	KAR Auction Services, Inc.	54,621
6,153	Kelly Services, Inc., Class A	116,845
4,836	Kennametal, Inc.	140,341
7,508	Kforce, Inc.	257,825
11,824	Kimball International, Inc., Class B	132,547
5,525	Knoll, Inc.	71,107
3,855	Korn Ferry	117,578
3,783	Kratos Defense & Security Solutions, Inc.*	73,958
3,300	L B Foster Co., Class A*	49,335
1,670	Lawson Products, Inc.*	59,953
487	Lindsay Corp.	48,666
10,023	LSI Industries, Inc.	68,758
2,011	Luxfer Holdings PLC (United Kingdom)	28,596
3,567	Lydall, Inc.*	66,988

Common Stocks – (continued)
Industrials – (continued)
2,585	Manitowoc Co., Inc. (The)*	24,351
2,847	Marten Transport Ltd.	51,702
1,805	Masonite International Corp.*	164,778
3,795	MasTec, Inc.*	175,367
1,530	Mastech Digital, Inc.*	28,305
1,133	Matson, Inc.	45,399
2,026	Matthews International Corp., Class A	44,369
4,534	Maxar Technologies, Inc.	104,962
954	McGrath RentCorp	63,307
5,944	Meritor, Inc.*	135,285
7,892	Mesa Air Group, Inc.*	28,885
980	Miller Industries, Inc.	30,743
6,777	Mistras Group, Inc.*	32,259
1,675	Moog, Inc., Class A	100,986
10,366	MRC Global, Inc.*	58,983
4,054	Mueller Industries, Inc.	120,404
6,281	Mueller Water Products, Inc., Class A	67,835
1,413	MYR Group, Inc.*	54,839
404	National Presto Industries, Inc.	36,332
2,499	Navistar International Corp.*	79,918
2,030	Northwest Pipe Co.*	57,510
17,081	NOW, Inc.*	124,179
2,569	NV5 Global, Inc.*	132,997
1,132	Omega Flex, Inc.	149,130
10,445	Orion Energy Systems, Inc.*	66,639
574	PAM Transportation Services, Inc.*	20,951
2,507	Park Aerospace Corp.	27,803
1,737	Park-Ohio Holdings Corp.	27,479
3,363	Parsons Corp.*	111,853
2,252	Patrick Industries, Inc.	126,585
7,716	PGT Innovations, Inc.*	139,891
3,824	PICO Holdings, Inc.*	33,995
15,008	Plug Power, Inc.*	194,804
2,008	Powell Industries, Inc.	54,196
1,192	Preformed Line Products Co.	64,857
1,827	Primoris Services Corp.	34,823
2,301	Proto Labs, Inc.*	338,247
12,819	Quad/Graphics, Inc.	44,738
4,748	Quanex Building Products Corp.	79,814
14,861	Radiant Logistics, Inc.*	78,466
4,195	Raven Industries, Inc.	104,246
1,068	RBC Bearings, Inc.*	141,019
2,531	Red Violet, Inc.*(a)	52,619
9,378	Resources Connection, Inc.	115,256
4,285	REV Group, Inc.	33,209
5,964	Rexnord Corp.	172,717
3,132	Rush Enterprises, Inc., Class A	151,338
1,737	Rush Enterprises, Inc., Class B	72,589
1,347	Saia, Inc.*	180,767
4,269	Shyft Group, Inc. (The)	85,252
4,155	Simpson Manufacturing Co., Inc.	408,603
4,272	SiteOne Landscape Supply, Inc.*	534,214
2,591	SkyWest, Inc.	87,187
2,746	SP Plus Corp.*	56,320
3,003	SPX Corp.*	125,615
3,592	SPX FLOW, Inc.*	156,180

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
889	Standex International Corp.	$51,420
12,183	Steelcase, Inc., Class A	127,312
2,988	Sterling Construction Co., Inc.*	42,250
2,965	Sunrun, Inc.*	167,686
4,560	Systemax, Inc.	101,186
11,110	Team, Inc.*	70,771
2,638	Tennant Co.	175,348
2,584	Terex Corp.	50,569
3,216	Tetra Tech, Inc.	296,869
3,497	Textainer Group Holdings Ltd. (China)*	41,055
3,858	Titan Machinery, Inc.*	52,083
1,236	TPI Composites, Inc.*	37,958
2,722	Transcat, Inc.*	80,054
3,567	TriMas Corp.*	90,174
2,321	TriNet Group, Inc.*	157,457
3,713	Triton International Ltd. (Bermuda)	133,891
8,398	TrueBlue, Inc.*	142,094
6,297	Tutor Perini Corp.*	79,027
5,598	UFP Industries, Inc.	332,241
1,050	UniFirst Corp.	202,251
2,915	Upwork, Inc.*	44,395
2,525	Vectrus, Inc.*	109,610
4,563	Veritiv Corp.*	79,305
1,704	Viad Corp.	36,517
3,846	Vicor Corp.*	334,717
2,780	Vivint Solar, Inc.*	85,846
5,889	Wabash National Corp.	71,905
2,823	Watts Water Technologies, Inc., Class A	270,302
2,635	Werner Enterprises, Inc.	121,236
1,821	WESCO International, Inc.*	85,314
3,033	Willdan Group, Inc.*	85,470
222	Willis Lease Finance Corp.*	4,746
5,940	WillScot Mobile Mini Holdings Corp.*	106,326

		24,146,519

Information Technology – 14.5%
7,887	3D Systems Corp.*	43,300
9,146	8x8, Inc.*	154,384
17,268	A10 Networks, Inc.*	147,641
1,819	Acacia Communications, Inc.*	122,746
5,995	ACI Worldwide, Inc.*	176,133
5,232	ADTRAN, Inc.	58,023
2,548	Advanced Energy Industries, Inc.*	188,858
3,984	Agilysys, Inc.*	101,074
3,225	Akoustis Technologies, Inc.*(a)	25,574
3,200	Alarm.com Holdings, Inc.*	191,584
3,313	Altair Engineering, Inc., Class A*	139,212
1,970	Ambarella, Inc.*	103,819
4,432	American Software, Inc., Class A	62,757
14,481	Amkor Technology, Inc.*	176,596
1,903	Appfolio, Inc., Class A*	319,761
3,417	Appian Corp.*(a)	209,257
2,645	Atomera, Inc.*(a)	33,618
10,336	Avaya Holdings Corp.*	160,415
10,912	Avid Technology, Inc.*	88,387
2,954	Axcelis Technologies, Inc.*	69,803

Common Stocks – (continued)
Information Technology – (continued)
5,819	AXT, Inc.*	32,819
2,945	Badger Meter, Inc.	181,677
580	Bel Fuse, Inc., Class B	6,972
2,225	Belden, Inc.	74,938
5,048	Benchmark Electronics, Inc.	98,991
4,478	Benefitfocus, Inc.*	46,303
2,378	Blackbaud, Inc.	151,835
1,757	Blackline, Inc.*	153,509
2,184	Bottomline Technologies DE, Inc.*	104,024
10,860	Box, Inc., Class A*	213,182
11,387	Brightcove, Inc.*	126,623
2,816	Brooks Automation, Inc.	145,390
1,394	Cabot Microelectronics Corp.	212,292
13,594	Calix, Inc.*	264,403
4,036	Cardtronics PLC, Class A*	87,622
1,096	Cass Information Systems, Inc.	42,919
2,153	Cerence, Inc.*	114,540
1,260	CEVA, Inc.*	53,235
8,597	ChannelAdvisor Corp.*	144,602
4,291	Clearfield, Inc.*	75,522
9,876	Cloudera, Inc.*	130,462
4,203	Cohu, Inc.	72,292
4,140	CommVault Systems, Inc.*	178,972
3,165	Comtech Telecommunications Corp.	52,539
15,007	Conduent, Inc.*	50,724
3,661	Cornerstone OnDemand, Inc.*	129,123
3,985	CSG Systems International, Inc.	169,641
2,439	CTS Corp.	50,975
2,665	CyberOptics Corp.*	85,413
12,630	Daktronics, Inc.	55,825
6,661	Diebold Nixdorf, Inc.*	55,553
5,452	Digi International, Inc.*	74,256
8,387	Digital Turbine, Inc.*	202,882
4,930	Diodes, Inc.*	240,880
2,573	Domo, Inc., Class B*	104,773
3,077	DSP Group, Inc.*	44,124
4,922	Ebix, Inc.	113,551
7,012	eGain Corp.*	93,821
2,239	Envestnet, Inc.*	185,815
1,555	ePlus, Inc.*	119,300
5,594	EVERTEC, Inc. (Puerto Rico)	195,902
2,469	ExlService Holdings, Inc.*	157,251
27,374	Extreme Networks, Inc.*	119,624
2,706	Fabrinet (Thailand)*	188,825
2,043	FARO Technologies, Inc.*	115,429
19,523	Fitbit, Inc., Class A*	124,166
7,134	FormFactor, Inc.*	186,411
8,004	Genasys, Inc.*	40,020
5,442	GreenSky, Inc., Class A*(a)	23,673
5,088	GTT Communications, Inc.*(a)	25,338
8,049	Hackett Group, Inc. (The)	101,498
9,260	Harmonic, Inc.*	54,634
927	I3 Verticals, Inc., Class A*	25,854
3,625	Ichor Holdings Ltd.*	91,205
3,418	II-VI, Inc.*	152,101
4,696	Immersion Corp.*	44,659

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
4,260	Impinj, Inc.*(a)	$104,157
4,562	Infinera Corp.*	33,257
10,067	Information Services Group, Inc.*	20,688
6,554	Inseego Corp.*(a)	75,240
3,079	Insight Enterprises, Inc.*	184,140
6,224	Intellicheck, Inc.*	39,211
1,767	Intelligent Systems Corp.*	66,422
834	InterDigital, Inc.	50,999
9,449	Iteris, Inc.*	43,182
2,285	Itron, Inc.*	136,117
3,479	J2 Global, Inc.*	243,495
10,859	KBR, Inc.	271,366
4,769	Kimball Electronics, Inc.*	64,310
5,315	Knowles Corp.*	80,044
6,205	KVH Industries, Inc.*	55,783
13,297	Lattice Semiconductor Corp.*	380,294
18,548	Limelight Networks, Inc.*	105,167
6,566	LivePerson, Inc.*	391,728
1,733	LiveRamp Holdings, Inc.*	96,771
11,255	Luna Innovations, Inc.*	72,032
1,687	MACOM Technology Solutions Holdings, Inc.*	60,108
2,935	ManTech International Corp., Class A	219,685
5,590	MAXIMUS, Inc.	433,505
3,967	MaxLinear, Inc.*	96,596
3,108	Methode Electronics, Inc.	87,987
1,054	MicroStrategy, Inc., Class A*	152,240
1,968	Mimecast Ltd.*	96,904
9,584	Mitek Systems, Inc.*	121,621
23,148	MobileIron, Inc.*	151,156
4,127	Model N, Inc.*	162,274
1,685	MTS Systems Corp.	41,114
4,552	Napco Security Technologies, Inc.*	113,390
15,328	NeoPhotonics Corp.*	102,084
2,288	NETGEAR, Inc.*	76,305
6,625	NetScout Systems, Inc.*	153,303
7,620	NIC, Inc.	162,916
1,208	nLight, Inc.*	28,219
2,405	Novanta, Inc.*	257,744
622	NVE Corp.	33,233
3,841	OneSpan, Inc.*	82,774
4,668	Onto Innovation, Inc.*	145,828
1,415	OSI Systems, Inc.*	111,431
1,871	PAR Technology Corp.*	69,863
4,323	PC Connection, Inc.	191,466
6,883	PCTEL, Inc.*	43,638
1,803	PDF Solutions, Inc.*	37,322
5,591	Perficient, Inc.*	239,910
10,373	Perspecta, Inc.	215,447
5,466	PFSweb, Inc.*	46,188
7,630	Photronics, Inc.*	76,529
14,837	Pixelworks, Inc.*	33,828
3,034	Plantronics, Inc.	37,500
2,304	Plexus Corp.*	175,265
4,028	Power Integrations, Inc.	225,447
4,198	Progress Software Corp.	159,062

Common Stocks – (continued)
Information Technology – (continued)
2,044	PROS Holdings, Inc.*	79,716
2,329	Q2 Holdings, Inc.*	226,588
2,080	QAD, Inc., Class A	94,598
2,222	Qualys, Inc.*	235,843
11,440	Quantum Corp.*	62,462
13,283	Rambus, Inc.*	178,391
3,011	Rapid7, Inc.*	194,420
1,615	Repay Holdings Corp.*	40,860
16,362	Ribbon Communications, Inc.*	70,029
633	Rogers Corp.*	71,725
7,833	Rosetta Stone, Inc.*	237,967
2,895	Sailpoint Technologies Holdings, Inc.*	113,571
5,395	Sanmina Corp.*	152,679
1,467	Sapiens International Corp. NV (Israel)	49,203
3,278	ScanSource, Inc.*	80,934
3,264	SecureWorks Corp., Class A*	42,204
4,020	Semtech Corp.*	235,773
24,450	ServiceSource International, Inc.*	36,797
1,944	ShotSpotter, Inc.*	58,242
2,502	Silicon Laboratories, Inc.*	256,230
5,251	SMART Global Holdings, Inc.*	132,325
12,029	Smith Micro Software, Inc.*	46,191
2,789	SPS Commerce, Inc.*	222,785
3,069	Super Micro Computer, Inc.*	84,060
4,973	SVMK, Inc.*	123,778
6,848	Sykes Enterprises, Inc.*	226,703
4,706	Synaptics, Inc.*	401,563
10,375	Telenav, Inc.*	47,621
2,664	Tenable Holdings, Inc.*	100,273
2,892	TTEC Holdings, Inc.	163,947
9,690	TTM Technologies, Inc.*	111,047
702	Tucows, Inc., Class A*	44,380
5,948	Ultra Clean Holdings, Inc.*	145,845
4,195	Unisys Corp.*	48,914
1,098	Upland Software, Inc.*	43,064
3,873	Varonis Systems, Inc.*	478,432
2,101	Veeco Instruments, Inc.*	24,981
4,821	Verint Systems, Inc.*	229,287
5,525	Verra Mobility Corp.*	58,372
14,292	Viavi Solutions, Inc.*	190,584
8,325	VirnetX Holding Corp.	41,375
2,326	Virtusa Corp.*	91,970
9,318	Vishay Intertechnology, Inc.	148,995
2,941	Vishay Precision Group, Inc.*	73,260
2,865	Workiva, Inc.*	169,035
11,437	Xperi Holding Corp.	143,306
8,251	Yext, Inc.*	163,865
5,883	Zix Corp.*	35,651
3,124	Zuora, Inc., Class A*	42,455

		22,070,432

Materials – 3.6%
8,004	AgroFresh Solutions, Inc.*	19,850
3,861	Alcoa Corp.*	56,448
6,593	Allegheny Technologies, Inc.*	54,920
5,470	American Vanguard Corp.	77,401

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
23,797	Amyris, Inc.*(a)	$78,054
3,274	Arconic Corp.*	72,847
6,308	Avient Corp.	160,980
1,612	Balchem Corp.	157,492
6,442	Boise Cascade Co.	295,044
3,363	Caledonia Mining Corp. PLC (South Africa)	61,139
2,531	Carpenter Technology Corp.	53,227
1,903	Chase Corp.	185,676
778	Clearwater Paper Corp.*	26,187
5,483	Cleveland-Cliffs, Inc.(a)	36,078
5,739	Coeur Mining, Inc.*	48,552
9,262	Commercial Metals Co.	193,298
847	Compass Minerals International, Inc.	48,220
2,397	Domtar Corp.	68,362
3,586	Ferro Corp.*	44,717
3,350	Forterra, Inc.*	44,388
4,282	FutureFuel Corp.	51,812
6,144	GCP Applied Technologies, Inc.*	160,113
7,413	Gold Resource Corp.	29,504
1,415	Greif, Inc., Class A	52,143
1,198	Haynes International, Inc.	22,451
3,233	HB Fuller Co.	155,734
14,336	Hecla Mining Co.	86,303
2,679	Ingevity Corp.*	150,479
2,635	Innospec, Inc.	196,808
1,008	Kaiser Aluminum Corp.	64,794
1,871	Koppers Holdings, Inc.*	45,016
3,773	Kraton Corp.*	52,973
2,927	Kronos Worldwide, Inc.	36,558
4,280	Livent Corp.*	36,294
8,144	Louisiana-Pacific Corp.	268,263
10,631	Marrone Bio Innovations, Inc.*	13,501
2,823	Materion Corp.	154,108
2,310	Minerals Technologies, Inc.	117,233
10,071	Myers Industries, Inc.	154,086
928	Neenah, Inc.	41,092
7,765	Novagold Resources, Inc. (Canada)*	82,231
3,201	O-I Glass, Inc.	34,827
3,572	Olympic Steel, Inc.	39,292
8,967	Orion Engineered Carbons SA (Germany)	108,949
4,132	P H Glatfelter Co.	61,939
356	Quaker Chemical Corp.	67,640
6,255	Ryerson Holding Corp.*	34,465
5,341	Schnitzer Steel Industries, Inc., Class A	105,431
2,403	Schweitzer-Mauduit International, Inc.	72,883
2,523	Sensient Technologies Corp.	139,320
1,981	Stepan Co.	228,390
5,654	Summit Materials, Inc., Class A*	84,188
11,999	SunCoke Energy, Inc.	42,956
2,227	Tredegar Corp.	37,703
2,043	Trinseo SA	50,891
7,498	Tronox Holdings PLC, Class A	67,182
2,574	UFP Technologies, Inc.*	106,075
780	United States Lime & Minerals, Inc.	71,861
2,660	US Concrete, Inc.*	70,995

Common Stocks – (continued)
Materials – (continued)
4,851	Verso Corp., Class A	63,597
10,975	Warrior Met Coal, Inc.	169,783
2,577	Worthington Industries, Inc.	107,023

		5,519,766

Real Estate – 6.7%
2,788	Acadia Realty Trust REIT	31,616
2,723	Agree Realty Corp. REIT	182,223
9,165	Alexander & Baldwin, Inc. REIT	110,988
204	Alexander’s, Inc. REIT	52,034
1,662	Alpine, Inc.ome Property Trust, Inc. REIT	24,116
2,508	American Assets Trust, Inc. REIT	64,079
3,843	American Finance Trust, Inc. REIT	26,267
3,353	BRT Apartments Corp. REIT	44,763
6,284	CareTrust REIT, Inc. REIT	121,721
7,745	Chatham Lodging Trust REIT	53,595
3,229	City Office REIT, Inc. REIT	25,961
3,028	Columbia Property Trust, Inc. REIT	35,730
2,257	Community Healthcare Trust, Inc. REIT	105,402
10,967	CoreCivic, Inc. REIT	102,103
4,901	CorEnergy Infrastructure Trust, Inc. REIT	43,815
14,271	CorePoint Lodging, Inc. REIT	81,059
1,398	CTO Realty Growth, Inc.	58,954
4,348	Cushman & Wakefield PLC*	50,480
19,376	DiamondRock Hospitality Co. REIT	102,693
22,752	Diversified Healthcare Trust REIT	86,458
4,404	Easterly Government Properties, Inc. REIT	106,533
2,219	EastGroup Properties, Inc. REIT	295,482
4,336	Essential Properties Realty Trust, Inc. REIT	73,582
9,327	eXp World Holdings, Inc.*	414,865
4,185	Forestar Group, Inc.*	74,367
5,760	Four Corners Property Trust, Inc. REIT	145,440
12,053	Franklin Street Properties Corp. REIT	53,395
5,478	Front Yard Residential Corp. REIT	53,410
1,408	FRP Holdings, Inc.*	57,841
11,389	GEO Group, Inc. (The) REIT	127,101
3,211	Getty Realty Corp. REIT	94,050
4,286	Gladstone Commercial Corp. REIT	84,048
2,194	Gladstone Land Corp. REIT	34,534
3,616	Global Medical REIT, Inc. REIT	46,249
4,542	Global Net Lease, Inc. REIT	79,485
6,854	Healthcare Realty Trust, Inc. REIT	197,738
13,154	Hersha Hospitality Trust REIT	84,580
8,346	Independence Realty Trust, Inc. REIT	97,732
4,963	Industrial Logistics Properties Trust REIT	107,052
1,046	Innovative Industrial Properties, Inc. REIT	128,752
977	Investors Real Estate Trust REIT	69,465
7,333	iStar, Inc. REIT	90,782
2,462	Jernigan Capital, Inc. REIT	42,445
6,724	Kennedy-Wilson Holdings, Inc.	96,086
7,850	Kite Realty Group Trust REIT	88,234

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
14,361	Lexington Realty Trust REIT	$163,285
2,706	LTC Properties, Inc. REIT	98,742
9,033	Mack-Cali Realty Corp. REIT	114,087
9,107	Marcus & Millichap, Inc.*	256,908
833	Maui Land & Pineapple Co., Inc.*	9,713
6,489	Monmouth Real Estate Investment Corp. REIT	94,155
2,573	National Health Investors, Inc. REIT	160,169
6,736	National Storage Affiliates Trust REIT	231,112
14,367	New Senior Investment Group, Inc. REIT	62,927
14,547	Newmark Group, Inc., Class A	64,443
2,656	NexPoint Residential Trust, Inc. REIT	109,958
3,559	Office Properties Income Trust REIT	84,847
1,686	One Liberty Properties, Inc. REIT	32,304
11,621	Pebblebrook Hotel Trust REIT	146,657
11,005	Physicians Realty Trust REIT	199,741
10,313	Piedmont Office Realty Trust, Inc., Class A REIT	157,892
5,830	PotlatchDeltic Corp. REIT	268,413
7,440	Preferred Apartment Communities, Inc., Class A REIT	49,104
1,490	PS Business Parks, Inc. REIT	188,038
3,131	QTS Realty Trust, Inc., Class A REIT	212,344
5,589	RE/MAX Holdings, Inc., Class A	196,397
25,605	Realogy Holdings Corp.*	283,703
12,208	Redfin Corp.*	580,735
7,570	Retail Opportunity Investments Corp. REIT	84,254
6,299	Retail Properties of America, Inc., Class A REIT	39,747
4,108	Retail Value, Inc. REIT	52,213
14,161	RLJ Lodging Trust REIT	133,680
4,184	RMR Group, Inc. (The), Class A	118,072
9,051	RPT Realty REIT	53,039
3,493	Ryman Hospitality Properties, Inc. REIT	133,293
13,318	Sabra Health Care REIT, Inc. REIT	197,506
645	Safehold, Inc. REIT	35,778
1,034	Saul Centers, Inc. REIT	28,973
10,774	Service Properties Trust REIT	88,455
5,485	SITE Centers Corp. REIT	41,192
2,222	St Joe Co. (The)*	51,573
7,212	STAG Industrial, Inc. REIT	232,948
13,433	Summit Hotel Properties, Inc. REIT	79,120
22,111	Sunstone Hotel Investors, Inc. REIT	184,185
8,242	Tanger Factory Outlet Centers, Inc. REIT	46,897
3,834	Terreno Realty Corp. REIT	228,660
4,127	UMH Properties, Inc. REIT	60,007
14,842	Uniti Group, Inc. REIT	145,748
1,127	Universal Health Realty Income Trust REIT	75,193
4,626	Urban Edge Properties REIT	48,851
3,921	Washington Real Estate Investment Trust REIT	86,027
10,842	Xenia Hotels & Resorts, Inc. REIT	97,361

		10,255,751

Common Stocks – (continued)
Utilities – 3.5%
4,284	ALLETE, Inc.	231,165
4,117	American States Water Co.	313,221
1,001	Artesian Resources Corp., Class A	35,225
35,472	Atlantic Power Corp.*	73,427
5,100	Avista Corp.	187,986
4,607	Black Hills Corp.	258,361
3,160	Brookfield Infrastructure Corp., Class A (Canada)	157,747
3,356	California Water Service Group	152,161
1,725	Chesapeake Utilities Corp.	141,105
10,978	Clearway Energy, Inc., Class A	265,119
12,787	Clearway Energy, Inc., Class C	326,196
5,669	Consolidated Water Co. Ltd. (Cayman Islands)	68,198
5,160	Genie Energy Ltd., Class B	45,615
2,778	MGE Energy, Inc.	180,542
1,168	Middlesex Water Co.	74,904
6,223	New Jersey Resources Corp.	187,561
2,036	Northwest Natural Holding Co.	104,060
4,058	NorthWestern Corp.	209,555
3,932	ONE Gas, Inc.	291,440
3,828	Ormat Technologies, Inc.	233,010
3,639	Otter Tail Corp.	141,375
6,584	PNM Resources, Inc.	287,589
7,295	Portland General Electric Co.	278,304
7,508	Pure Cycle Corp.*	73,278
2,077	RGC Resources, Inc.	48,436
1,984	SJW Group	124,060
5,398	South Jersey Industries, Inc.	119,566
3,967	Southwest Gas Holdings, Inc.	249,405
4,572	Spark Energy, Inc., Class A	42,017
3,478	Spire, Inc.	202,454
2,498	Sunnova Energy International, Inc.*	59,253
1,942	Unitil Corp.	81,952
1,837	York Water Co. (The)	83,786

		5,328,073

TOTAL COMMON STOCKS
(Cost $141,323,600)		$149,697,017

Units	Description	Value

Right – 0.0%
Financials – 0.0%
153	NewStar Financial, Inc. CVR*(c)	$0
(Cost $13)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $141,323,613)		$149,697,017

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.9%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,901,792	0.027%	$2,901,792
(Cost $2,901,792)

TOTAL INVESTMENTS – 100.1%
(Cost $144,225,405)		$152,598,809

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(114,978)

NET ASSETS – 100.0%		$152,483,831

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
CVR	—Contingent Value Right
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
E-mini Russell 2000 Index	32	09/18/20	$2,369,834	$128,246

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities

August 31, 2020

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $1,346,703,319, $16,124,556, $1,597,612,481 and $18,260,875, respectively)(a)	$1,712,737,393	$16,304,217	$1,738,937,929	$19,460,165

Investments in securities lending reinvestment vehicle, at value which equals cost	4,333,286	62,772	24,830,933	999,602

Cash	15,809,357	60,177	3,346,967	108,327

Foreign currency, at value (cost $253,948, $—, $137,448 and $14,969, respectively)	254,353	—	141,365	15,218

Variation margin on futures contracts	—	—	—	1,061

Receivables:

Investments sold	119,908,115	775,679	88,641,689	676,650

Dividends	2,770,034	32,663	3,659,406	23,842

Reimbursement from investment adviser	183,580	—	—	—

Foreign tax reclaims	27,679	79,419	1,523,202	1,294

Securities lending income	2,386	338	30,761	200

Collateral on futures contracts	671,463	12,196	—	5,738

Total assets	1,856,697,646	17,327,461	1,861,112,252	21,292,097

Liabilities:

Payables:

Investments purchased	138,525,819	844,803	92,355,188	727,463

Upon return of securities loaned	4,333,286	62,772	24,830,933	999,602

Foreign capital gains tax	1,525,646	—	—	—

Management fees	599,855	3,432	363,863	4,061

Trustees fees	4,777	—	—	—

Foreign bank overdraft (cost $—, $(650), $— and $—, respectively)	—	663	—	—

Accrued expenses	1,231,693	—	—	—

Total liabilities	146,221,076	911,670	117,549,984	1,731,126

Net Assets:

Paid-in capital	1,508,464,961	19,545,722	1,719,232,509	19,268,694

Total distributable earnings (loss)	202,011,609	(3,129,931)	24,329,759	292,277

NET ASSETS	$1,710,476,570	$16,415,791	$1,743,562,268	$19,560,971
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	51,400,000	550,000	60,700,000	600,000

Net asset value per share:	$33.28	$29.85	$28.72	$32.60

(a)	Includes loaned securities having a market value of $4,100,901, $60,056, $23,426,522 and $944,830, respectively.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities (continued)

August 31, 2020

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $8,045,630,266 and $141,323,613, respectively)(a)	$10,407,272,245	$149,697,017

Investments in securities lending reinvestment vehicle, at value which equals cost	9,557,821	2,901,792

Cash	7,346,612	2,414,526

Receivables:

Fund shares sold	731,745,348	—

Dividends	12,551,599	204,652

Securities lending income	2,556	11,192

Collateral on futures contracts	—	204,160

Total assets	11,168,476,181	155,433,339

Liabilities:

Variation margin on futures contracts	—	23,040

Payables:

Investments purchased	730,315,034	—

Upon return of securities loaned	9,557,821	2,901,792

Management fees	708,603	24,676

Total liabilities	740,581,458	2,949,508

Net Assets:

Paid-in capital	8,493,340,230	153,163,441

Total distributable earnings (loss)	1,934,554,493	(679,610)

`NET ASSETS	$10,427,894,723	$152,483,831
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	147,502,500	3,500,000

Net asset value per share:	$70.70	$43.57

(a)	Includes loaned securities having a market value of $9,249,793 and $2,842,554, respectively.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2020

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $5,809,018, $42,400, $4,332,134 and $62,866, respectively)	$42,777,967	$372,183	$35,889,100	$456,851

Non-cash dividend income	8,809,847	15,559	1,202,349	—

Securities lending income — unaffiliated issuer	175,574	4,171	428,104	2,178

Total investment income	51,763,388	391,913	37,519,553	459,029

Expenses:

Management fees	6,911,102	38,342	3,988,468	44,041

Custody, accounting and administrative services	1,729,099	—	—	—

Printing and mailing costs	169,464	—	—	—

Professional fees	105,550	—	—	—

Trustee fees	30,256	4,976	31,186	5,023

Registration fees	1,786	—	—	—

Other	99,849	49	2,771	—

Total expenses	9,047,106	43,367	4,022,425	49,064

Less — expense reductions	(1,272,116)	—	—	—

Net expenses	7,774,990	43,367	4,022,425	49,064

NET INVESTMENT INCOME	43,988,398	348,546	33,497,128	409,965

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including the effects of the foreign capital gains tax liability of $156,330, $—, $— and $—, respectively)	(65,164,901)	(1,299,076)	(81,002,491)	(479,763)

In-kind redemptions	24,971,066	(660,668)	10,142,950	836,874

Futures	751,736	(3,058)	(626,744)	31,932

Foreign currency transactions	(893,394)	335	(28,384)	(865)

Net change in unrealized gain (loss) on:

Investments (including the effects of the foreign capital gains tax liability of $1,525,646, $—, $— and $—, respectively)	146,791,587	2,037,642	96,226,980	1,208,532

Futures	—	—	—	4,057

Foreign currency translations	3,448	6,460	96,237	(172)

Net realized and unrealized gain	106,459,542	81,635	24,808,548	1,600,595

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$150,447,940	$430,181	$58,305,676	$2,010,560

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2020

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $— and $905, respectively)	$138,213,891	$1,267,609

Securities lending income — unaffiliated issuer	175,041	110,656

Total investment income	138,388,932	1,378,265

Expenses:

Management fees	6,770,614	189,684

Trustee fees	128,137	6,241

Total expenses	6,898,751	195,925

NET INVESTMENT INCOME	131,490,181	1,182,340

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(343,798,398)	(6,986,083)

In-kind redemptions	203,631,708	5,611,230

Futures	(4,739,566)	(42,760)

Net change in unrealized gain (loss) on:

Investments	1,648,452,208	8,541,947

Futures	—	128,246

Net realized and unrealized gain	1,503,545,952	7,252,580

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,635,036,133	$8,434,920

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets

	ActiveBeta® Emerging Markets Equity ETF		ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$43,988,398	$39,862,455	$348,546	$973,864

Net realized gain (loss)	(40,335,493)	(61,811,796)	(1,962,467)	6,372,235

Net change in unrealized gain (loss)	146,795,035	(35,128,337)	2,044,102	(7,884,289)

Net increase (decrease) in net assets resulting from operations	150,447,940	(57,077,678)	430,181	(538,190)

Distributions to shareholders:

From distributable earnings	(44,088,214)	(42,811,808)	(340,708)	(1,153,378)

From share transactions:

Proceeds from sales of shares	148,065,074	173,910,887	—	9,731,944

Cost of shares redeemed	(243,149,316)	(63,360,446)	(2,258,165)	(63,419,366)

Net increase (decrease) in net assets resulting from share transactions	(95,084,242)	110,550,441	(2,258,165)	(53,687,422)

TOTAL INCREASE (DECREASE)	11,275,484	10,660,955	(2,168,692)	(55,378,990)

Net assets:

Beginning of year	$1,699,201,086	$1,688,540,131	$18,584,483	$73,963,473

End of year	$1,710,476,570	$1,699,201,086	$16,415,791	$18,584,483

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® International Equity ETF		ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$33,497,128	$39,751,220	$409,965	$745,876

Net realized gain (loss)	(71,514,669)	(23,424,442)	388,178	8,913,734

Net change in unrealized gain (loss)	96,323,217	(41,264,287)	1,212,417	(9,018,645)

Net increase (decrease) in net assets resulting from operations	58,305,676	(24,937,509)	2,010,560	640,965

Distributions to shareholders:

From distributable earnings	(34,855,286)	(37,687,035)	(482,484)	(794,800)

From share transactions:

Proceeds from sales of shares	319,433,538	533,347,481	—	12,425,460

Cost of shares redeemed	(144,922,933)	(19,583,653)	(6,435,562)	(40,580,807)

Net increase (decrease) in net assets resulting from share transactions	174,510,605	513,763,828	(6,435,562)	(28,155,347)

TOTAL INCREASE (DECREASE)	197,960,995	451,139,284	(4,907,486)	(28,309,182)

Net assets:

Beginning of year	$1,545,601,273	$1,094,461,989	$24,468,457	$52,777,639

End of year	$1,743,562,268	$1,545,601,273	$19,560,971	$24,468,457

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® U.S. Large Cap Equity ETF		ActiveBeta® U.S. Small Cap Equity ETF
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$131,490,181	$83,436,579	$1,182,340	$985,967

Net realized gain (loss)	(144,906,256)	88,486,288	(1,417,613)	(925,616)

Net change in unrealized gain (loss)	1,648,452,208	(22,078,144)	8,670,193	(4,008,744)

Net increase (decrease) in net assets resulting from operations	1,635,036,133	149,844,723	8,434,920	(3,948,393)

Distributions to shareholders:

From distributable earnings	(130,496,243)	(76,178,483)	(1,215,722)	(900,932)

From share transactions:

Proceeds from sales of shares	2,860,908,951	3,028,113,603	74,558,334	58,670,921

Cost of shares redeemed	(543,604,251)	(476,026,399)	(25,692,998)	(4,436,399)

Net increase in net assets resulting from share transactions	2,317,304,700	2,552,087,204	48,865,336	54,234,522

TOTAL INCREASE	3,821,844,590	2,625,753,444	56,084,534	49,385,197

Net assets:

Beginning of year	$6,606,050,133	$3,980,296,689	$96,399,297	$47,014,100

End of year	$10,427,894,723	$6,606,050,133	$152,483,831	$96,399,297

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Emerging Markets Equity ETF
	For the Fiscal Year Ended August 31,					For the Period September 25, 2015* to August 31, 2016
	2020		2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$31.12		$32.98	$33.73	$28.03	$25.00

Net investment income(a)	0.80	(b)	0.75	0.77	0.63	0.60

Net realized and unrealized gain (loss)	2.17		(1.79)	(0.84)	5.58	2.70

Total gain (loss) from investment operations	2.97		(1.04)	(0.07)	6.21	3.30

Distributions to shareholders from net investment income	(0.81)		(0.82)	(0.68)	(0.51)	(0.27)

Net asset value, end of period	$33.28		$31.12	$32.98	$33.73	$28.03

Market price, end of period	$33.28		$31.14	$32.87	$33.74	$28.01

Total Return at Net Asset Value(c)	9.55%		(3.21)%	(0.28)%	22.49%	13.29%

Net assets, end of period (in 000’s)	$1,710,477		$1,699,201	$1,688,540	$1,490,683	$863,388

Ratio of net expenses to average net assets	0.45%		0.45%	0.45%	0.45%	0.45	%(d)

Ratio of total expenses to average net assets	0.52%		0.51%	0.51%	0.53%	0.58	%(d)

Ratio of net investment income to average net assets	2.55	%(b)	2.37%	2.19%	2.13%	2.52	%(d)

Portfolio turnover rate(e)	38%		28%	28%	27%	44%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.09% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31,				For the Period March 2, 2016* to August 31, 2016
	2020	2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$28.59	$30.82	$30.39	$26.12	$25.03

Net investment income(a)	0.58	0.89	0.95	0.75	0.60

Net realized and unrealized gain (loss)	1.27	(1.84)	0.37	4.26	0.97

Total gain (loss) from investment operations	1.85	(0.95)	1.32	5.01	1.57

Distributions to shareholders from net investment income	(0.59)	(1.28)	(0.89)	(0.74)	(0.48)

Net asset value, end of period	$29.85	$28.59	$30.82	$30.39	$26.12

Market price, end of period	$29.81	$28.62	$30.73	$30.54	$26.20

Total Return at Net Asset Value(b)	6.69%	(3.15)%	4.40%	19.46%	6.23%

Net assets, end of period (in 000’s)	$16,416	$18,584	$73,963	$44,062	$33,959

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25	%(c)

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.71	%(c)

Ratio of net investment income to average net assets	2.01%	3.07%	3.02%	2.71%	4.61	%(c)

Portfolio turnover rate(d)	18%	17%	23%	17%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® International Equity ETF
	For the Fiscal Year Ended August 31,				For the Period November 6, 2015* to August 31, 2016
	2020	2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$27.70	$29.42	$28.38	$24.67	$24.78

Net investment income(a)	0.57	0.86	0.76	0.69	0.59

Net realized and unrealized gain (loss)	1.05	(1.78)	1.02	3.61	(0.37)

Total gain (loss) from investment operations	1.62	(0.92)	1.78	4.30	0.22

Distributions to shareholders from net investment income	(0.60)	(0.80)	(0.74)	(0.59)	(0.33)

Net asset value, end of period	$28.72	$27.70	$29.42	$28.38	$24.67

Market price, end of period	$28.63	$27.73	$29.45	$28.53	$24.78

Total Return at Net Asset Value(b)	5.96%	(3.09)%	6.30%	17.66%	0.90%

Net assets, end of period (in 000’s)	$1,743,562	$1,545,601	$1,094,462	$593,129	$283,757

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.27	%(c)

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.62	%(c)

Ratio of net investment income to average net assets	2.08%	3.10%	2.56%	2.64%	3.02	%(c)

Portfolio turnover rate(d)	20%	17%	16%	23%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31,				For the Period March 2, 2016* to August 31, 2016
	2020	2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$30.59	$32.99	$30.71	$27.33	$25.69

Net investment income(a)	0.66	0.82	0.54	0.48	0.24

Net realized and unrealized gain (loss)	2.15	(2.29)	2.36	3.50	1.60

Total gain (loss) from investment operations	2.81	(1.47)	2.90	3.98	1.84

Distributions to shareholders from net investment income	(0.80)	(0.93)	(0.62)	(0.60)	(0.20)

Net asset value, end of period	$32.60	$30.59	$32.99	$30.71	$27.33

Market price, end of period	$32.51	$30.52	$32.90	$30.79	$27.44

Total Return at Net Asset Value(b)	9.15%	(4.32)%	9.42%	14.74%	7.17%

Net assets, end of period (in 000’s)	$19,561	$24,468	$52,778	$42,992	$32,797

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25	%(c)

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.73	%(c)

Ratio of net investment income to average net assets	2.09%	2.64%	1.62%	1.68%	1.81	%(c)

Portfolio turnover rate(d)	18%	33%	23%	22%	10%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,				For the Period September 17, 2015* to August 31, 2016
	2020	2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of period	$59.09	$58.75	$49.16	$43.83	$40.70

Net investment income(a)	1.06	1.03	0.96	0.97	0.85

Net realized and unrealized gain	11.62	0.30	9.56	5.17	2.78

Total gain from investment operations	12.68	1.33	10.52	6.14	3.63

Distributions to shareholders from net investment income	(1.07)	(0.99)	(0.93)	(0.81)	(0.50)

Net asset value, end of period	$70.70	$59.09	$58.75	$49.16	$43.83

Market price, end of period	$70.61	$59.07	$58.75	$49.15	$43.82

Total Return at Net Asset Value(b)	21.81%	2.42%	21.65%	14.15%	8.97%

Net assets, end of period (in 000’s)	$10,427,895	$6,606,050	$3,980,297	$2,396,490	$1,157,206

Ratio of net expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09	%(c)

Ratio of total expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.19	%(c)

Ratio of net investment income to average net assets	1.72%	1.82%	1.78%	2.08%	2.11	%(c)

Portfolio turnover rate(d)	17%	16%	16%	20%	18%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Fiscal Year Ended August 31,			For the Period June 28, 2017* to August 31, 2017
	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$42.84	$49.49	$39.65	$40.36

Net investment income(a)	0.51	0.57	0.56	0.07

Net realized and unrealized gain (loss)	0.78	(6.66)	9.79	(0.78)

Total gain (loss) from investment operations	1.29	(6.09)	10.35	(0.71)

Distributions to shareholders from net investment income	(0.56)	(0.56)	(0.51)	—

Net asset value, end of period	$43.57	$42.84	$49.49	$39.65

Market price, end of period	$43.63	$42.84	$49.55	$38.95

Total Return at Net Asset Value(b)	3.13%	(12.28)%	26.28%	(1.76)%

Net assets, end of period (in 000’s)	$152,484	$96,399	$47,014	$11,896

Ratio of total expenses to average net assets	0.20%	0.20%	0.20%	0.20	%(c)

Ratio of net investment income to average net assets	1.21%	1.32%	1.24%	0.96	%(c)

Portfolio turnover rate(d)	20%	20%	27%	0	%(e)

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Less than 0.5%

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (“ActiveBeta® Emerging Markets Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Europe Equity ETF (“ActiveBeta® Europe Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® International Equity ETF (“ActiveBeta® International Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Japan Equity ETF (“ActiveBeta® Japan Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (“ActiveBeta® U.S. Large Cap Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (“ActiveBeta® U.S. Small Cap Equity ETF”)	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount, with respect to the ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and the ActiveBeta® U.S. Small Cap Equity ETF. The ActiveBeta® Emerging Markets Equity ETF issues and redeems Creation Units partially for cash and partially in-kind. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment

95

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued)

August 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

96

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and ETFs. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

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Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2020:

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$58,235,930	$4,768,292	$—

Asia	1,404,431,997	60,124,668	—

Europe	21,739,757	—	—

North America	44,753,283	—	—

South America	96,464,984	22,218,482	—

Securities Lending Reinvestment Vehicle	4,333,286	—	—

Total	$1,629,959,237	$87,111,442	$—

ACTIVEBETA® EUROPE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets

Common Stock and/or Other Equity Investments(a)

Africa	$26,329	$—	$—

Asia	72,960	—	—

Europe	15,741,243	106,590	—

North America	169,421	—	—

Oceania	187,674	—	—

Securities Lending Reinvestment Vehicle	62,772	—	—

Total	$16,260,399	$106,590	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets

Common Stock and/or Other Equity Investments(a)

Africa	$2,383,825	$—	$—

Asia	468,157,655	—	—

Europe	973,982,742	8,074,993	—

North America	172,818,478	1,087,324	—

Oceania	110,761,115	—	—

South America	1,671,797	—	—

Securities Lending Reinvestment Vehicle	24,830,933	—	—

Total	$1,754,606,545	$9,162,317	$—

ACTIVEBETA® JAPAN EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$19,460,165	$—	$—

Securities Lending Reinvestment Vehicle	999,602	—	—

Total	$20,459,767	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$4,057	$—	$—

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$10,407,272,245	$—	$—

Securities Lending Reinvestment Vehicle	9,557,821	—	—

Total	$10,416,830,066	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$82,823	$—	$—

Asia	336,727	—	—

Europe	602,272	—	—

North America	148,563,534	—	—

South America	111,661	—	—

Securities Lending Reinvestment Vehicle	2,901,792	—	—

Total	$152,598,809	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$128,246	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2020. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Assets(a)
Equity	Goldman Sachs ActiveBeta® U.S. Japan Equity ETF	Variation Margin on Futures Contracts	$4,057
Equity	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	Variation Margin on Futures Contracts	128,246

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of August 31, 2020 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts	Average Number of Contracts(a)
Equity	Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	$751,736	$—	30
Equity	Goldman Sachs ActiveBeta® Europe Equity ETF	(3,058)	—	1
Equity	Goldman Sachs ActiveBeta® International Equity ETF	(626,744)	—	19
Equity	Goldman Sachs ActiveBeta® Japan Equity ETF	31,932	4,057	5
Equity	Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	(4,739,566)	—	23
Equity	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	(42,760)	128,246	10

(a)	Average number of contracts is based on the month end balances for the fiscal year ended August 31, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For each Fund except the ActiveBeta® Emerging Markets Equity ETF, the Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2020, unitary management fees with GSAM were at the following rates for each Fund except the ActiveBeta® Emerging Markets Equity ETF:

Fund	Unitary Management Fee
ActiveBeta® Europe Equity ETF	0.25%
ActiveBeta® International Equity ETF	0.25%
ActiveBeta® Japan Equity ETF	0.25%
ActiveBeta® U.S. Large Cap Equity ETF	0.09%
ActiveBeta® U.S. Small Cap Equity ETF	0.20%

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Notes to Financial Statements (continued)

August 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2020, contractual and effective net management fees with GSAM were at the following rate for the ActiveBeta® Emerging Markets Equity ETF:

Fund	Contractual and Effective Net Management Fee
ActiveBeta® Emerging Markets Equity ETF	0.40%

B.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the ActiveBeta® Emerging Markets Equity ETF (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the ActiveBeta® Emerging Markets Equity ETF is 0.05%. This Other Expense limitation will remain in effect permanently and GSAM may not terminate the arrangement without the approval of the Trustees.

For the fiscal year ended August 31, 2020, these expense reimbursements amounted to $1,272,116.

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	ActiveBeta® Emerging Markets Equity ETF
	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	4,400,000	$147,064,435	5,400,000	$173,435,103
Shares Redeemed	(7,600,000)	(242,809,605)	(2,000,000)	(63,269,200)

NET INCREASE (DECREASE) IN SHARES	(3,200,000)	$(95,745,170)	3,400,000	$110,165,903

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6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	—	$—	350,000	$9,731,604
Shares Redeemed	(100,000)	(2,258,165)	(2,100,000)	(63,419,366)

NET DECREASE IN SHARES	(100,000)	$(2,258,165)	(1,750,000)	$(53,687,762)

	ActiveBeta® International Equity ETF
	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	11,200,000	$319,392,338	19,300,000	$533,307,092
Shares Redeemed	(6,300,000)	(144,922,584)	(700,000)	(19,583,028)

NET INCREASE IN SHARES	4,900,000	$174,469,754	18,600,000	$513,724,064

	ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	—	$—	400,000	$12,425,460
Shares Redeemed	(200,000)	(6,435,562)	(1,200,000)	(40,580,806)

NET DECREASE IN SHARES	(200,000)	$(6,435,562)	(800,000)	$(28,155,346)

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	44,400,000	$2,860,908,861	52,500,000	$3,028,113,210
Shares Redeemed	(8,700,000)	(543,604,251)	(8,450,000)	(476,026,399)

NET INCREASE IN SHARES	35,700,000	$2,317,304,610	44,050,000	$2,552,086,811

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	1,900,000	$74,558,334	1,400,000	$58,670,905
Shares Redeemed	(650,000)	(25,692,998)	(100,000)	(4,436,399)

NET INCREASE IN SHARES	1,250,000	$48,865,336	1,300,000	$54,234,506

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Notes to Financial Statements (continued)

August 31, 2020

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2020, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$644,902,698	$684,705,620
ActiveBeta® Europe Equity ETF	3,111,768	3,083,630
ActiveBeta® International Equity ETF	330,927,641	313,761,835
ActiveBeta® Japan Equity ETF	3,610,451	3,745,227
ActiveBeta® U.S. Large Cap Equity ETF	1,360,900,441	1,326,640,129
ActiveBeta® U.S. Small Cap Equity ETF	19,891,421	20,532,959

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2020, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$30,324,134	$81,867,064
ActiveBeta® Europe Equity ETF	—	2,244,293
ActiveBeta® International Equity ETF	298,448,682	142,515,467
ActiveBeta® Japan Equity ETF	—	6,370,895
ActiveBeta® U.S. Large Cap Equity ETF	2,824,276,854	544,409,424
ActiveBeta® U.S. Small Cap Equity ETF	73,653,360	25,717,223

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

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8. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2020, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2020:

Fund	Beginning value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2020
ActiveBeta® Emerging Markets Equity ETF	$16,175,855	$114,462,518	$(126,305,087)	$4,333,286
ActiveBeta® Europe Equity ETF	41,424	3,147,240	(3,125,892)	62,772
ActiveBeta® International Equity ETF	17,792,823	282,231,327	(275,193,217)	24,830,933
ActiveBeta® Japan Equity ETF	670,849	4,006,301	(3,677,548)	999,602
ActiveBeta® U.S. Large Cap Equity ETF	—	73,561,714	(64,003,893)	9,557,821
ActiveBeta® U.S. Small Cap Equity ETF	1,802,678	17,516,524	(16,417,410)	2,901,792

9. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2020 and August 31, 2019 were as follows:

	Fiscal Year Ended August 31, 2020
	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Distributions paid from:
Ordinary Income	$44,088,214	$340,708	$34,855,286	$482,484	$130,496,243	$1,215,722
Total taxable distributions	$44,088,214	$340,708	$34,855,286	$482,484	$130,496,243	$1,215,722

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Notes to Financial Statements (continued)

August 31, 2020

9. TAX INFORMATION (continued)

	Fiscal Year Ended August 31, 2019
	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Distributions paid from:
Ordinary Income	$42,811,808	$1,153,378	$37,687,035	$794,800	$76,178,483	$900,932
Total taxable distributions	$42,811,808	$1,153,378	$37,687,035	$794,800	$76,178,483	$900,932

As of August 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Undistributed ordinary income — net	$19,893,000	$73,055	$5,411,037	$46,698	$21,141,950	$153,721
Total undistributed earnings	$19,893,000	$73,055	$5,411,037	$46,698	$21,141,950	$153,721
Capital loss carryforwards:
Perpetual Short-Term	$(101,846,403)	$(1,057,760)	$(41,653,447)	$(340,063)	$(219,173,013)	$(2,166,488)
Perpetual Long-Term	(60,153,326)	(2,253,244)	(70,497,387)	(404,415)	(172,318,274)	(3,596,057)
Timing differences (Qualified Late Year Loss Deferral)	(2,662,750)	(684)	—	(60,525)	—	—
Unrealized gains (losses) — net	346,781,088	108,702	131,069,556	1,050,582	2,304,903,830	4,929,214
Total accumulated earnings (losses) net	$202,011,609	$(3,129,931)	$24,329,759	$292,277	$1,934,554,493	$(679,610)

As of August 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Tax Cost	$1,368,713,389	$16,261,212	$1,632,771,140	$19,413,661	$8,111,926,236	$147,797,841
Gross unrealized gain	465,427,637	2,333,075	270,822,377	2,801,262	2,598,921,292	19,759,017
Gross unrealized loss	(118,646,549)	(2,224,373)	(139,752,821)	(1,750,680)	(294,017,462)	(14,829,803)
Net unrealized gains (losses)	$346,781,088	$108,702	$131,069,556	$1,050,582	$2,304,903,830	$4,929,214

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, and differences in the tax treatment of partnership investments and passive foreign investment company investments.

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9. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from redemption in-kind transactions.

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Paid-in Capital	$23,483,826	$(671,256)	$8,258,295	$715,137	$199,570,733	$5,234,137
Total Distributable Earnings	$(23,483,826)	$671,256	$(8,258,295)	$(715,137)	$(199,570,733)	$(5,234,137)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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Notes to Financial Statements (continued)

August 31, 2020

10. OTHER RISKS (continued)

Index Risk — GSAM (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments.

Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

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11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

109

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (six of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on March 18-19, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS ACTIVEBETA® ETFS

Fund Expenses — Six Month Period ended 8/31/2020 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2020 and held for the six months ended August 31, 2020, which represents a period of 184 days of a 366 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ActiveBeta® Emerging Markets Equity ETF				ActiveBeta® Europe Equity ETF				ActiveBeta® International Equity ETF
	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*
Actual based on NAV	$1,000	$1,081.50		$2.35	$1,000	$1,083.40		$1.31	$1,000	$1,077.60		$1.31
Hypothetical 5% return	1,000	1,022.87	+	2.29	1,000	1,023.88	+	1.27	1,000	1,023.88	+	1.27
	ActiveBeta® Japan Equity ETF				ActiveBeta® U.S. Large Cap Equity ETF				ActiveBeta® U.S. Small Cap Equity ETF
	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*
Actual based on NAV	$1,000	$1,093.10		$1.32	$1,000	$1,194.70		$0.50	$1,000	$1,047.80		$1.03
Hypothetical 5% return	1,000	1,023.88	+	1.27	1,000	1,024.68	+	0.46	1,000	1,024.13	+	1.02

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
ActiveBeta® Emerging Markets Equity ETF	0.45%
ActiveBeta® Europe Equity ETF	0.25
ActiveBeta® International Equity ETF	0.25
ActiveBeta® Japan Equity ETF	0.25
ActiveBeta® U.S. Large Cap Equity ETF	0.09
ActiveBeta® U.S. Small Cap Equity ETF	0.20

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Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 66	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 61	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017- Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 62	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019), and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	None

Michael Latham Age: 54	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	46	None

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GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2020.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-621-2550.

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Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs ActiveBeta ETFs — Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2020, the total amount of income received by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF and ActiveBeta Japan Equity ETF from sources within foreign countries and possessions of the United States was $0.7861, $1.4162, $0.6486 and $1.3608 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF and ActiveBeta Japan Equity ETF was 94.81%, 86.24%, 85.23% and 91.90%, respectively. The total amount of taxes paid by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF and ActiveBeta Japan Equity ETF to foreign countries was $0.1126, $0.1437, $0.0583 and $0.1511 per share, respectively.

For the fiscal year ended August 31, 2020, 63.96%, 75.96%, 74.65%, 81.20%, 96.57%, and 85.84% of the dividends paid from net investment company taxable income by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF, ActiveBeta Japan Equity ETF, ActiveBeta U.S. Large Cap Equity ETF, and Active Beta U.S. Small Cap Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2020, 93.42 % and 78.94% of the dividends paid from net investment company taxable income by the ActiveBeta U.S. Large Cap Equity and Active Beta U.S. Small Cap Equity ETF, respectively, qualify for the dividends received deduction available to corporations.

115

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Data-Driven World ETF
Goldman Sachs Finance Reimagined ETF
Goldman Sachs Human Evolution ETF
Goldman Sachs Manufacturing Revolution ETF
Goldman Sachs New Age Consumer ETF
Goldman Sachs MarketBeta International Equity ETF
Goldman Sachs MarketBeta Emerging Markets Equity ETF
Goldman Sachs MarketBeta U.S. Equity ETF

INDEX DISCLAIMERS

The MSCI Emerging Markets Index, MSCI Europe Index, MSCI World ex USA Index and MSCI Japan Index (the “MSCI Indices”) were used by GSAM as the reference universe for selection of the companies included in the Goldman Sachs ActiveBeta® Emerging Markets Equity Index, Goldman Sachs ActiveBeta® Europe Equity Index, Goldman Sachs ActiveBeta® International Equity Index and Goldman Sachs ActiveBeta® Japan Equity Index (the “ActiveBeta® Indices”), respectively. MSCI Inc. does not in any way sponsor, support, promote or endorse the ActiveBeta® Indices or the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF or Goldman Sachs ActiveBeta® Japan Equity ETF (the “ActiveBeta® ETFs” or the “Funds”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the ActiveBeta® Indices. The MSCI Indices were provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Indices (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Indices, the ActiveBeta® ETFs or the ActiveBeta® Indices.

The Russell 2000® Index was used by Goldman Sachs Asset Management or its affiliate as the starting universe for selection of the companies included in the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index. Frank Russell Company (“RUSSELL”) does not in any way sponsor, support, promote or endorse the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF. In no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the Russell 2000® Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF THE ACTIVEBETA® INDICES TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE ACTIVEBETA® INDICES, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUNDS. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ACTIVEBETA® INDICES. GOLDMAN SACHS OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY A FUND OR IN RELATED DERIVATIVES.

GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE ACTIVEBETA® INDICES OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY A FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Treasurer, Principal Financial Officer and Principal Accounting Officer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

© 2020 Goldman Sachs. All rights reserved. 218108-OTU-10/2020 ACTBETAAR-20

Goldman Sachs Funds

Annual Report	August 31, 2020

Equal Weight U.S. Large Cap Equity ETF

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Solactive US Large Cap Equal Weight Index (GTR) (the “Index”) consists of equity securities of large capitalization U.S. issuers. The Index is an equal-weight version of the Solactive US Large Cap Index, a market capitalization-weighted index that includes equity securities of approximately 500 of the largest U.S. companies. The Index includes the same constituents as the Solactive US Large Cap Index. However, unlike the Solactive US Large Cap Index, in which each security is weighted based on its market value, each security in the Index is given the same weight, approximately 0.2% of the Index, at each rebalance.

As of August 31, 2020, the Index consisted of 496 securities with a market capitalization range of between approximately $6.1 billion and $2,206.9 billion, and an average market capitalization of approximately $67.3 billion. The Index is reconstituted on a semi-annual basis in May and November to reflect changes in the constituents of the Solactive US Large Cap Index. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria. The Index is rebalanced on a monthly basis to weight all constituents equally.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2020, we believed that while mega-cap stocks may drive performance in market cap-weighted equity indices, many top performers may be found among non-mega-cap stocks. We maintain conviction in our methodology for providing meaningful access to opportunities among non-mega-cap stocks and avoiding concentration in mega-cap stocks by equally weighting the largest U.S. equities and rebalancing on a monthly basis. We believe this approach allows investors to participate in a broad range of market cycles and potentially reduce exposure to isolated market incidents.

1

PORTFOLIO RESULTS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index (GTR) (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 12.08% based on net asset value (“NAV”) and 12.23% based on market price. The Index returned 12.32%, and the S&P 500® Index (Total Return, USD) (“S&P 500® Index”), a market-cap based index against which the performance of the Fund is measured, returned 21.87% during the same period.

The Fund had a NAV of $46.30 on August 31, 2019 and ended the Reporting Period with a NAV of $50.86 per share. The Fund’s market price on August 31, 2020 was $50.95 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the S&P 500® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500® Index.

During the Reporting Period, the Index posted a double-digit positive absolute return but underperformed the S&P 500® Index. The Fund also underperformed the S&P 500® Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology, consumer discretionary and real estate sectors detracted most from the Index’s results relative to the S&P 500® Index. Partially offsetting these detractors were Index constituents in the health care, consumer staples and industrials sectors, which contributed positively to the Index’s results relative to the S&P 500® Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the S&P 500® Index, underweight positions in information technology giant Apple, e-commerce retailing behemoth Amazon.com and software leader Microsoft detracted most (0.23%, 0.21% and 0.21% of Fund net assets as of August 31, 2020, respectively). Apple generated a triple-digit gain within the Index during the Reporting Period, and Amazon.com and Microsoft each posted a robust double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A

Relative to the S&P 500® Index, an overweight position in electric vehicle manufacturer Tesla and underweight positions in integrated oil company Exxon Mobil and aerospace and defense company Boeing contributed most positively (0.33%, 0.18% and 0.19% of Fund net assets as of August 31, 2020, respectively.) Tesla posted a quadruple-

2

PORTFOLIO RESULTS

digit gain within the Index during the Reporting Period, while Exxon Mobil and Boeing each generated a double-digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500® Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive US Large Cap Equal Weight Index	S&P 500® Index

Information Technology	18.64%	18.71%	28.71%
Health Care	14.42	14.47	13.98
Financials	13.21	13.25	9.62
Industrials	12.79	12.79	7.99
Consumer Discretionary	8.78	8.78	11.44
Real Estate	6.56	6.59	2.61
Consumer Staples	6.47	6.50	6.89
Utilities	5.82	5.84	2.83
Communication Services	5.08	5.12	11.10
Materials	4.57	4.61	2.49
Energy	3.34	3.34	2.32

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.22% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index.

3

FUND BASICS

Equal Weight U.S. Large Cap Equity ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$50.95
Net Asset Value (NAV)[1]	$50.86

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. (“Cboe BZX”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business

Tesla, Inc.	0.3%	Consumer Discretionary
salesforce.com, inc.	0.3	Information Technology
Workday, Inc., Class A	0.3	Information Technology
FedEx Corp.	0.3	Industrials
Wynn Resorts Ltd.	0.2	Consumer Discretionary
Expedia Group, Inc.	0.2	Consumer Discretionary
Marriott International, Inc., Class A	0.2	Consumer Discretionary
Zoom Video Communications, Inc., Class A	0.2	Information Technology
Delta Air Lines, Inc.	0.2	Industrials
NVIDIA Corp.	0.2	Information Technology

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on September 12, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market cap-based index against which the performance of the Fund is measured, the Solactive US Large Cap Equal Weight Index (GTR) and the S&P® 500 Index (Total Return, USD), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 12, 2017 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year	Since Inception
Shares based on NAV (Commenced September 12, 2017)	12.08%	9.70%

Shares based on Market Price (Commenced September 12, 2017)	12.23%	9.77%

Solactive US Large Cap Equal Weight Index (GTR)	12.32%	9.90%

S&P 500® Index (TR, unhedged, USD)	21.87%	14.26%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

5

FUND BASICS

Index Definitions and Industry Terms:

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

Solactive US Large Cap Equal Weight Index (GTR) is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of an Index by Solactive AG nor the licensing of the Index or Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund. It is not possible to invest directly in an index.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

6

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 5.1%
7,420	Activision Blizzard, Inc.	$619,718
422	Alphabet, Inc., Class A*	687,662
424	Alphabet, Inc., Class C*	692,892
22,205	Altice USA, Inc., Class A*	612,414
21,094	AT&T, Inc.	628,812
349	Cable One, Inc.	642,275
64,102	CenturyLink, Inc.	689,097
1,048	Charter Communications, Inc., Class A*	645,159
14,786	Comcast Corp., Class A	662,561
4,318	Electronic Arts, Inc.*	602,231
2,508	Facebook, Inc., Class A*	735,346
25,183	Fox Corp., Class A	701,598
4,642	IAC/InterActiveCorp*	617,340
4,441	Liberty Broadband Corp., Class C*	622,140
5,211	Match Group, Inc.*	581,965
1,245	Netflix, Inc.*	659,302
11,874	Omnicom Group, Inc.	642,265
3,811	Roku, Inc.*	661,132
28,533	Snap, Inc., Class A*	644,560
3,559	Take-Two Interactive Software, Inc.*	609,265
5,826	T-Mobile US, Inc.*	679,778
16,854	Twitter, Inc.*	683,935
10,929	Verizon Communications, Inc.	647,762
24,002	ViacomCBS, Inc., Class B	668,456
4,937	Walt Disney Co. (The)	651,042

		16,288,707

Consumer Discretionary – 8.8%
4,136	Advance Auto Parts, Inc.	646,498
199	Amazon.com, Inc.*	686,741
524	AutoZone, Inc.*	626,866
6,236	Best Buy Co., Inc.	691,635
368	Booking Holdings, Inc.*	703,046
3,433	Burlington Stores, Inc.*	676,061
6,260	CarMax, Inc.*	669,382
536	Chipotle Mexican Grill, Inc.*	702,310
8,354	Darden Restaurants, Inc.	724,041
3,237	Dollar General Corp.	653,486
6,573	Dollar Tree, Inc.*	632,783
1,601	Domino’s Pizza, Inc.	654,745
9,240	D.R. Horton, Inc.	659,459
11,073	eBay, Inc.	606,579
7,725	Expedia Group, Inc.	758,209
90,089	Ford Motor Co.	614,407
6,158	Garmin Ltd.	638,030
24,270	General Motors Co.	719,120
6,829	Genuine Parts Co.	644,931
8,202	Hasbro, Inc.	647,466
8,016	Hilton Worldwide Holdings, Inc.	724,326
2,357	Home Depot, Inc. (The)	671,839
14,607	Las Vegas Sands Corp.	740,721
8,531	Lennar Corp., Class A	638,289
4,205	Lowe’s Cos., Inc.	692,521
7,300	Marriott International, Inc., Class A	751,243
3,162	McDonald’s Corp.	675,150
6,248	NIKE, Inc., Class B	699,089
163	NVR, Inc.*	679,439

Common Stocks – (continued)
Consumer Discretionary – (continued)
1,334	O’Reilly Automotive, Inc.*	621,150
7,095	Ross Stores, Inc.	646,213
8,281	Starbucks Corp.	699,496
4,867	Target Corp.	735,939
2,109	Tesla, Inc.*	1,050,957
5,016	Tiffany & Co.	614,460
11,876	TJX Cos., Inc. (The)	650,686
4,297	Tractor Supply Co.	639,522
3,139	Ulta Beauty, Inc.*	728,813
10,217	VF Corp.	671,768
8,883	Wynn Resorts Ltd.	776,818
6,886	Yum! Brands, Inc.	660,023

		28,124,257

Consumer Staples – 6.5%
15,129	Altria Group, Inc.	661,742
14,533	Archer-Daniels-Midland Co.	650,497
9,305	Brown-Forman Corp., Class B	680,847
12,667	Campbell Soup Co.	666,411
6,551	Church & Dwight Co., Inc.	627,782
2,667	Clorox Co. (The)	596,074
13,337	Coca-Cola Co. (The)	660,582
8,220	Colgate-Palmolive Co.	651,517
16,755	Conagra Brands, Inc.	642,722
3,643	Constellation Brands, Inc., Class A	672,061
1,852	Costco Wholesale Corp.	643,866
3,140	Estee Lauder Cos., Inc. (The), Class A	696,201
9,765	General Mills, Inc.	624,472
4,404	Hershey Co. (The)	654,611
12,309	Hormel Foods Corp.	627,513
5,636	J M Smucker Co. (The)	677,334
9,038	Kellogg Co.	640,885
4,045	Kimberly-Clark Corp.	638,139
18,065	Kraft Heinz Co. (The)	632,998
17,909	Kroger Co. (The)	638,993
10,071	Lamb Weston Holdings, Inc.	632,962
3,180	McCormick & Co., Inc.	655,716
17,274	Molson Coors Beverage Co., Class B	650,193
11,369	Mondelez International, Inc., Class A	664,177
7,631	Monster Beverage Corp.*	639,936
4,608	PepsiCo, Inc.	645,396
8,200	Philip Morris International, Inc.	654,278
4,702	Procter & Gamble Co. (The)	650,428
11,486	Sysco Corp.	690,768
9,868	Tyson Foods, Inc., Class A	619,710
15,251	Walgreens Boots Alliance, Inc.	579,843
4,863	Walmart, Inc.	675,228

		20,743,882

Energy – 3.3%
37,253	Baker Hughes Co.	531,973
32,265	Cabot Oil & Gas Corp.	612,067
12,001	Cheniere Energy, Inc.*	624,652
7,231	Chevron Corp.	606,898
11,896	Concho Resources, Inc.	618,354
16,496	ConocoPhillips	625,033

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
12,384	EOG Resources, Inc.	$561,491
14,356	Exxon Mobil Corp.	573,379
11,942	Hess Corp.	549,810
43,427	Kinder Morgan, Inc.	600,161
17,283	Marathon Petroleum Corp.	612,855
39,303	Occidental Petroleum Corp.	500,720
21,171	ONEOK, Inc.	581,779
10,259	Phillips 66	599,844
6,140	Pioneer Natural Resources Co.	638,130
32,246	Schlumberger NV	612,996
12,088	Valero Energy Corp.	635,708
29,398	Williams Cos., Inc. (The)	610,303

		10,696,153

Financials – 13.2%
17,638	Aflac, Inc.	640,612
1,185	Alleghany Corp.	657,154
6,631	Allstate Corp. (The)	616,683
6,645	American Express Co.	675,066
20,843	American International Group, Inc.	607,365
4,020	Ameriprise Financial, Inc.	630,336
85,208	Annaly Capital Management, Inc. REIT	626,279
20,352	Arch Capital Group Ltd.*	641,902
5,949	Arthur J Gallagher & Co.	626,430
24,796	Bank of America Corp.	638,249
17,443	Bank of New York Mellon Corp. (The)	645,042
3,084	Berkshire Hathaway, Inc., Class B*	672,435
1,081	BlackRock, Inc.	642,319
11,959	Blackstone Group, Inc. (The), Class A	633,229
13,755	Brown & Brown, Inc.	638,232
9,840	Capital One Financial Corp.	679,255
7,215	Cboe Global Markets, Inc.	662,265
18,464	Charles Schwab Corp. (The)	656,026
4,957	Chubb Ltd.	619,625
7,870	Cincinnati Financial Corp.	624,957
12,316	Citigroup, Inc.	629,594
25,470	Citizens Financial Group, Inc.	658,909
3,855	CME Group, Inc.	677,979
12,677	Discover Financial Services	672,895
11,834	E*TRADE Financial Corp.	640,219
2,837	Everest Re Group Ltd.	624,367
1,786	FactSet Research Systems, Inc.	625,814
18,506	Fidelity National Financial, Inc.	607,552
31,889	Fifth Third Bancorp	658,827
5,507	First Republic Bank	621,795
3,087	Goldman Sachs Group, Inc. (The)(a)	632,434
14,941	Hartford Financial Services Group, Inc. (The)	604,363
67,473	Huntington Bancshares, Inc.	634,921
6,530	Intercontinental Exchange, Inc.	693,682
6,475	JPMorgan Chase & Co.	648,730
51,417	KeyCorp	633,457
17,366	KKR & Co., Inc.	622,050
17,156	Loews Corp.	615,214
6,017	M&T Bank Corp.	621,315
593	Markel Corp.*	644,490

Common Stocks – (continued)
Financials – (continued)
1,235	MarketAxess Holdings, Inc.	600,136
5,316	Marsh & McLennan Cos., Inc.	610,862
16,467	MetLife, Inc.	633,321
2,265	Moody’s Corp.	667,360
12,616	Morgan Stanley	659,312
1,739	MSCI, Inc.	649,117
4,851	Nasdaq, Inc.	652,071
7,835	Northern Trust Corp.	641,608
5,925	PNC Financial Services Group, Inc. (The)	658,860
14,004	Principal Financial Group, Inc.	589,708
6,898	Progressive Corp. (The)	655,586
9,449	Prudential Financial, Inc.	640,359
8,707	Raymond James Financial, Inc.	659,294
57,638	Regions Financial Corp.	666,295
1,800	S&P Global, Inc.	659,556
9,498	State Street Corp.	646,719
2,726	SVB Financial Group*	696,166
27,316	Synchrony Financial	677,710
4,518	T. Rowe Price Group, Inc.	628,951
17,038	TD Ameritrade Holding Corp.	653,918
5,445	Travelers Cos., Inc. (The)	631,838
16,684	Truist Financial Corp.	647,506
17,172	US Bancorp	625,061
10,069	W R Berkley Corp.	624,782
25,750	Wells Fargo & Co.	621,863
3,093	Willis Towers Watson PLC	635,704

		42,335,731

Health Care – 14.4%
6,184	Abbott Laboratories	676,962
6,698	AbbVie, Inc.	641,467
6,389	Agilent Technologies, Inc.	641,583
6,141	Alexion Pharmaceuticals, Inc.*	701,425
2,113	Align Technology, Inc.*	627,519
4,165	Alnylam Pharmaceuticals, Inc.*	552,446
6,034	AmerisourceBergen Corp.	585,479
2,603	Amgen, Inc.	659,392
2,297	Anthem, Inc.	646,651
7,717	Baxter International, Inc.	671,919
2,220	Becton Dickinson and Co.	538,949
2,282	Biogen, Inc.*	656,394
5,248	BioMarin Pharmaceutical, Inc.*	409,501
1,185	Bio-Rad Laboratories, Inc., Class A*	602,679
16,667	Boston Scientific Corp.*	683,680
10,564	Bristol-Myers Squibb Co.	657,081
10,933	Cardinal Health, Inc.	554,959
7,047	Catalent, Inc.*	651,848
9,930	Centene Corp.*	608,908
9,139	Cerner Corp.	670,528
3,584	Cigna Corp.	635,694
2,106	Cooper Cos., Inc. (The)	662,084
9,816	CVS Health Corp.	609,770
3,051	Danaher Corp.	629,940
13,457	DENTSPLY SIRONA, Inc.	603,816
1,388	DexCom, Inc.*	590,469
8,043	Edwards Lifesciences Corp.*	690,411
24,914	Elanco Animal Health, Inc.*	724,001

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
4,087	Eli Lilly and Co.	$606,470
6,815	Exact Sciences Corp.*	513,101
9,048	Gilead Sciences, Inc.	603,954
4,794	HCA Healthcare, Inc.	650,642
9,375	Henry Schein, Inc.*	622,875
8,586	Hologic, Inc.*	512,756
1,576	Humana, Inc.	654,308
1,594	IDEXX Laboratories, Inc.*	623,350
1,572	Illumina, Inc.*	561,550
6,441	Incyte Corp.*	620,590
2,930	Insulet Corp.*	639,473
905	Intuitive Surgical, Inc.*	661,410
3,914	IQVIA Holdings, Inc.*	640,918
4,238	Johnson & Johnson	650,152
3,233	Laboratory Corp. of America Holdings*	568,200
2,804	Masimo Corp.*	628,096
4,100	McKesson Corp.	629,104
6,467	Medtronic PLC	695,009
7,697	Merck & Co., Inc.	656,323
662	Mettler-Toledo International, Inc.*	642,656
8,312	Moderna, Inc.*	539,366
3,304	Molina Healthcare, Inc.*	611,141
37,721	Mylan NV*	617,870
5,278	Neurocrine Biosciences, Inc.*	614,465
5,164	PerkinElmer, Inc.	607,906
16,391	Pfizer, Inc.	619,416
13,348	QIAGEN NV*	680,214
4,972	Quest Diagnostics, Inc.	553,085
994	Regeneron Pharmaceuticals, Inc.*	616,210
3,072	ResMed, Inc.	555,356
3,980	Sarepta Therapeutics, Inc.*	582,752
3,859	Seattle Genetics, Inc.*	611,034
3,979	STERIS PLC	635,208
3,318	Stryker Corp.	657,495
2,948	Teladoc Health, Inc.*	635,854
1,696	Teleflex, Inc.	666,443
1,500	Thermo Fisher Scientific, Inc.	643,470
2,028	UnitedHealth Group, Inc.	633,851
5,819	Universal Health Services, Inc., Class B	642,127
3,617	Varian Medical Systems, Inc.*	628,164
2,312	Veeva Systems, Inc., Class A*	652,608
2,313	Vertex Pharmaceuticals, Inc.*	645,605
2,969	Waters Corp.*	642,076
2,287	West Pharmaceutical Services, Inc.	649,417
4,706	Zimmer Biomet Holdings, Inc.	662,981
3,995	Zoetis, Inc.	639,600

		46,210,206

Industrials – 12.8%
4,065	3M Co.	662,676
6,251	Allegion PLC	646,291
6,506	AMETEK, Inc.	655,154
3,606	Boeing Co. (The)	619,583
22,507	Carrier Global Corp.	671,834
4,671	Caterpillar, Inc.	664,730
6,607	C.H. Robinson Worldwide, Inc.	649,468
2,101	Cintas Corp.	700,137

Common Stocks – (continued)
Industrials – (continued)
6,448	Copart, Inc.*	666,207
748	CoStar Group, Inc.*	634,753
8,819	CSX Corp.	674,301
3,174	Cummins, Inc.	657,811
3,431	Deere & Co.	720,716
24,241	Delta Air Lines, Inc.	747,835
6,003	Dover Corp.	659,369
6,528	Eaton Corp. PLC	666,509
9,744	Emerson Electric Co.	676,916
3,864	Equifax, Inc.	650,195
7,453	Expeditors International of Washington, Inc.	658,771
13,140	Fastenal Co.	642,020
3,677	FedEx Corp.	808,352
8,969	Fortive Corp.	646,755
4,214	General Dynamics Corp.	629,361
101,425	General Electric Co.	643,034
4,200	Honeywell International, Inc.	695,310
3,568	Huntington Ingalls Industries, Inc.	540,623
3,773	IDEX Corp.	680,008
7,654	IHS Markit Ltd.	611,708
3,347	Illinois Tool Works, Inc.	661,200
18,960	Ingersoll Rand, Inc.*	664,738
6,813	Jacobs Engineering Group, Inc.	615,009
4,777	J.B. Hunt Transport Services, Inc.	671,360
16,462	Johnson Controls International PLC	670,497
3,564	Kansas City Southern	648,790
3,655	L3Harris Technologies, Inc.	660,605
1,637	Lockheed Martin Corp.	638,856
10,994	Masco Corp.	640,950
3,242	Norfolk Southern Corp.	689,022
1,902	Northrop Grumman Corp.	651,644
3,426	Old Dominion Freight Line, Inc.	692,669
9,998	Otis Worldwide Corp.	628,874
7,268	PACCAR, Inc.	623,885
3,394	Parker-Hannifin Corp.	699,198
10,640	Raytheon Technologies Corp.	649,040
7,272	Republic Services, Inc.	674,260
2,830	Rockwell Automation, Inc.	652,400
1,446	Roper Technologies, Inc.	617,717
19,621	Southwest Airlines Co.	737,357
4,016	Stanley Black & Decker, Inc.	647,781
1,959	Teledyne Technologies, Inc.*	614,362
5,492	Trane Technologies PLC	650,198
1,355	TransDigm Group, Inc.	677,053
7,168	TransUnion	621,609
19,020	Uber Technologies, Inc.*	639,643
3,552	Union Pacific Corp.	683,547
4,336	United Parcel Service, Inc., Class B	709,456
3,776	United Rentals, Inc.*	668,541
3,365	Verisk Analytics, Inc.	628,144
5,764	Waste Management, Inc.	657,096
9,957	Westinghouse Air Brake Technologies Corp.	662,638
1,849	W.W. Grainger, Inc.	675,680
8,361	Xylem, Inc.	670,385

		40,974,631

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Information Technology – 18.6%
2,757	Accenture PLC, Class A	$661,487
1,386	Adobe, Inc.*	711,559
7,376	Advanced Micro Devices, Inc.*	669,888
5,669	Akamai Technologies, Inc.*	660,042
10,200	Amdocs Ltd.	624,546
5,792	Amphenol Corp., Class A	635,962
5,421	Analog Devices, Inc.	633,606
2,000	ANSYS, Inc.*	678,020
5,740	Apple, Inc.	740,690
9,731	Applied Materials, Inc.	599,430
2,668	Arista Networks, Inc.*	596,165
2,563	Autodesk, Inc.*	629,729
4,640	Automatic Data Processing, Inc.	645,378
8,290	Black Knight, Inc.*	697,189
7,625	Booz Allen Hamilton Holding Corp.	671,457
1,916	Broadcom, Inc.	665,139
4,616	Broadridge Financial Solutions, Inc.	634,238
5,694	Cadence Design Systems, Inc.*	631,522
5,434	CDW Corp.	617,574
13,294	Cisco Systems, Inc.	561,273
4,418	Citrix Systems, Inc.	641,494
9,171	Cognex Corp.	634,541
9,324	Cognizant Technology Solutions Corp., Class A	623,403
19,851	Corning, Inc.	644,363
1,985	Coupa Software, Inc.*	650,564
10,343	Dell Technologies, Inc., Class C*	683,465
2,757	DocuSign, Inc.*	614,811
2,160	EPAM Systems, Inc.*	706,536
1,426	Fair Isaac Corp.*	600,047
4,300	Fidelity National Information Services, Inc.	648,655
6,325	Fiserv, Inc.*	629,843
2,369	FleetCor Technologies, Inc.*	595,685
4,500	Fortinet, Inc.*	594,022
4,841	Gartner, Inc.*	628,459
3,607	Global Payments, Inc.	637,068
8,548	GoDaddy, Inc., Class A*	715,297
63,262	Hewlett Packard Enterprise Co.	611,744
34,839	HP, Inc.	681,102
12,864	Intel Corp.	655,421
5,026	International Business Machines Corp.	619,756
2,015	Intuit, Inc.	695,961
3,478	Jack Henry & Associates, Inc.	575,331
24,632	Juniper Networks, Inc.	615,800
6,288	Keysight Technologies, Inc.*	619,494
3,096	KLA Corp.	635,113
1,637	Lam Research Corp.	550,589
7,023	Leidos Holdings, Inc.	635,511
16,746	Marvell Technology Group Ltd.	649,410
1,921	Mastercard, Inc., Class A	688,083
9,147	Maxim Integrated Products, Inc.	626,021
6,364	Microchip Technology, Inc.	698,131
12,337	Micron Technology, Inc.*	561,457
2,947	Microsoft Corp.	664,637
4,526	Motorola Solutions, Inc.	700,398
14,616	NetApp, Inc.	692,652

Common Stocks – (continued)
Information Technology – (continued)
28,582	NortonLifeLock, Inc.	672,249
1,392	NVIDIA Corp.	744,692
2,782	Okta, Inc.*	599,159
11,279	Oracle Corp.	645,384
2,373	Palo Alto Networks, Inc.*	610,834
8,599	Paychex, Inc.	657,566
2,090	Paycom Software, Inc.*	625,871
3,084	PayPal Holdings, Inc.*	629,568
4,772	Qorvo, Inc.*	612,104
5,658	QUALCOMM, Inc.	673,868
2,151	RingCentral, Inc., Class A*	625,446
3,094	salesforce.com, Inc.*	843,579
14,022	Seagate Technology PLC	672,916
1,429	ServiceNow, Inc.*	688,807
4,367	Skyworks Solutions, Inc.	632,560
20,858	Slack Technologies, Inc., Class A*	684,977
2,932	Splunk, Inc.*	643,076
4,240	Square, Inc., Class A*	676,534
10,562	SS&C Technologies Holdings, Inc.	673,011
3,094	Synopsys, Inc.*	684,702
6,857	TE Connectivity Ltd.	662,386
6,971	Teradyne, Inc.	592,326
4,763	Texas Instruments, Inc.	677,060
1,265	Trade Desk, Inc. (The), Class A*	608,844
13,851	Trimble, Inc.*	725,931
2,262	Twilio, Inc., Class A*	610,197
1,702	Tyler Technologies, Inc. *	587,718
2,947	VeriSign, Inc.*	633,016
3,204	Visa, Inc., Class A	679,216
4,328	VMware, Inc., Class A*(b)	625,136
14,084	Western Digital Corp.	541,107
27,739	Western Union Co. (The)	654,363
3,411	Workday, Inc., Class A*	817,651
5,802	Xilinx, Inc.	604,336
2,193	Zebra Technologies Corp., Class A*	628,360
6,856	Zendesk, Inc.*	660,781
2,303	Zoom Video Communications, Inc., Class A*	748,705

		59,743,794

Materials – 4.6%
2,195	Air Products and Chemicals, Inc.	641,511
5,419	Avery Dennison Corp.	625,298
8,339	Ball Corp.	670,205
6,301	Celanese Corp.	637,346
21,721	Corteva, Inc.	620,134
14,955	Dow, Inc.	674,770
11,426	DuPont de Nemours, Inc.	637,114
8,690	Eastman Chemical Co.	635,326
3,266	Ecolab, Inc.	643,663
5,759	FMC Corp.	615,407
44,662	Freeport-McMoRan, Inc.	697,174
4,925	International Flavors & Fragrances, Inc.(b)	609,666
17,565	International Paper Co.	637,083
9,491	LyondellBasell Industries NV, Class A	621,471
2,877	Martin Marietta Materials, Inc.	583,657

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
8,941	Newmont Corp.	$601,550
14,382	Nucor Corp.	653,806
6,521	Packaging Corp. of America	660,186
5,643	PPG Industries, Inc.	679,417
7,460	RPM International, Inc.	632,384
960	Sherwin-Williams Co. (The)	644,208
4,931	Vulcan Materials Co.	591,720
20,878	Westrock Co.	633,230

		14,646,326

Real Estate – 6.6%
3,613	Alexandria Real Estate Equities, Inc. REIT	608,357
2,450	American Tower Corp. REIT	610,417
4,170	AvalonBay Communities, Inc. REIT	659,110
7,272	Boston Properties, Inc. REIT	631,719
7,064	Camden Property Trust REIT	642,400
14,941	CBRE Group, Inc., Class A*	702,675
3,822	Crown Castle International Corp. REIT	623,942
7,336	CyrusOne, Inc. REIT	612,776
3,935	Digital Realty Trust, Inc. REIT	612,483
15,898	Duke Realty Corp. REIT	612,868
791	Equinix, Inc. REIT	624,716
9,438	Equity LifeStyle Properties, Inc. REIT	625,645
11,761	Equity Residential REIT	663,908
2,891	Essex Property Trust, Inc. REIT	625,930
6,018	Extra Space Storage, Inc. REIT	641,218
23,273	Healthpeak Properties, Inc. REIT	643,266
58,010	Host Hotels & Resorts, Inc. REIT	651,452
21,324	Invitation Homes, Inc. REIT	610,506
21,639	Iron Mountain, Inc. REIT	651,118
31,678	Medical Properties Trust, Inc. REIT	588,577
5,405	Mid-America Apartment Communities, Inc. REIT	633,034
5,979	Prologis, Inc. REIT	609,021
3,153	Public Storage REIT	669,697
10,110	Realty Income Corp. REIT	627,123
2,043	SBA Communications Corp. REIT	625,301
10,051	Simon Property Group, Inc. REIT	681,960
4,332	Sun Communities, Inc. REIT	645,815
17,855	UDR, Inc. REIT	621,533
16,504	Ventas, Inc. REIT	680,130
27,898	VICI Properties, Inc. REIT	623,241
11,920	Welltower, Inc. REIT	685,638
22,150	Weyerhaeuser Co. REIT	671,367
8,890	W.P. Carey, Inc. REIT	616,699

		21,033,642

Utilities – 5.8%
40,912	AES Corp. (The)	726,188
11,886	Alliant Energy Corp.	643,627
7,843	Ameren Corp.	620,460
7,412	American Electric Power Co., Inc.	584,288
4,279	American Water Works Co., Inc.	604,794
6,058	Atmos Energy Corp.	604,709
33,027	CenterPoint Energy, Inc.	662,852

Common Stocks – (continued)
Utilities – (continued)
10,040	CMS Energy Corp.	607,320
8,510	Consolidated Edison, Inc.	607,103
7,911	Dominion Energy, Inc.	620,539
5,438	DTE Energy Co.	645,327
7,514	Duke Energy Corp.	603,675
11,745	Edison International	616,378
6,214	Entergy Corp.	616,056
13,986	Essential Utilities, Inc.	594,405
11,668	Evergy, Inc.	620,971
7,117	Eversource Energy	609,998
16,667	Exelon Corp.	615,179
21,774	FirstEnergy Corp.	622,519
2,224	NextEra Energy, Inc.	620,874
26,049	NiSource, Inc.	577,246
18,722	NRG Energy, Inc.	644,224
7,901	Pinnacle West Capital Corp.	579,538
23,704	PPL Corp.	654,941
11,507	Public Service Enterprise Group, Inc.	601,126
4,954	Sempra Energy	612,562
11,722	Southern Co. (The)	611,654
34,270	Vistra Corp.	659,012
6,745	WEC Energy Group, Inc.	634,570
9,030	Xcel Energy, Inc.	627,359

		18,649,494

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $277,228,766)		$319,446,823

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.2%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
695,187	0.027%	$695,187
(Cost $695,187)

TOTAL INVESTMENTS – 99.9%
(Cost $277,923,953)		$320,142,010

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		291,037

NET ASSETS – 100.0%		$320,433,047

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	All or a portion of security is on loan.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement of Assets and Liabilities

August 31, 2020

Assets:

Investments in unaffiliated issuers, at value (cost $276,620,182)(a)	$318,814,389

Investments in affiliated issuers, at value (cost $608,584)	632,434

Investments in securities lending reinvestment vehicle, at value which equals cost	695,187

Cash	491,254

Receivables:

Fund shares sold	5,086,238

Dividends	502,601

Securities lending income	204

Total assets	326,222,307

Liabilities:

Payables:

Investments purchased	5,070,643

Upon return of securities loaned	695,187

Management fees	23,430

Total liabilities	5,789,260

Net Assets:

Paid-in capital	294,824,639

Total distributable earnings	25,608,408

NET ASSETS	$320,433,047
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	6,300,000

Net asset value per share:	$50.86

(a)	Includes loaned securities having a market value of $673,328.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement of Operations

For the Fiscal Year Ended August 31, 2020

Investment income:

Dividends — unaffiliated issuer	$4,686,557

Dividends — affiliated issuers	11,990

Securities lending income — unaffiliated issuer	4,074

Total investment income	4,702,621

Expenses:

Management fees	196,360

Trustee fees	8,239

Total expenses	204,599

NET INVESTMENT INCOME	4.498,022

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(16,120,832)

Investments — affiliated issuers	(11,012)

In-kind redemptions — unaffiliated issuers	7,473,300

In-kind redemptions — affiliated issuers	603

Net change in unrealized gain (loss) on:

Investments— unaffiliated issuers	35,053,818

Investments — affiliated issuers	21,354

Net realized and unrealized gain	26,417,231

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,915,253

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statements of Changes in Net Assets

	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$4,498,022	$1,967,256

Net realized gain (loss)	(8,657,941)	3,599,212

Net change in unrealized gain	35,075,172	2,986,124

Net increase in net assets resulting from operations	30,915,253	8,552,592

Distributions to shareholders:

From distributable earnings	(4,152,895)	(1,705,332)

Total distributions to shareholders	(4,152,895)	(1,705,332)

From share transactions:

Proceeds from sales of shares	156,356,207	133,769,866

Cost of shares redeemed	(31,674,529)	(48,065,915)

Net increase in net assets resulting from share transactions	124,681,678	85,703,951

TOTAL INCREASE	151,444,036	92,551,211

Net assets:

Beginning of period	$168,989,011	$76,437,800

End of period	$320,433,047	$168,989,011

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	For the Fiscal Year Ended August 31,		For the Period September 12, 2017* to August 31, 2018
	2020	2019
Per Share Operating Performance:

Net asset value, beginning of period	$46.30	$46.33	$40.58

Net investment income(a)	0.93	0.81	0.77

Net realized and unrealized gain (loss)	4.52	(0.10)	5.52

Total gain from investment operations	5.45	0.71	6.29

Distributions to shareholders from net investment income	(0.89)	(0.74)	(0.54)

Net asset value, end of period	$50.86	$46.30	$46.33

Market price, end of period	$50.95	$46.32	$46.35

Total Return at Net Asset Value(b)	12.08%	1.62%	15.60%

Net assets, end of period (in 000’s)	$320,433	$168,989	$76,438

Ratio of total expenses to average net assets	0.09%	0.09%	0.09	%(c)

Ratio of net investment income to average net assets	1.98%	1.81%	1.82	%(c)

Portfolio turnover rate(d)	48%	39%	34%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) is a diversified series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index (GTR) (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange- traded fund (“ETF”). Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”). Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems shares at its NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount, with respect to the Fund. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro- rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the

Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of August 31, 2020:

EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$319,446,823	$—	$—

Securities Lending Reinvestment Vehicle	695,187	—	—

Total	$320,142,010	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the fiscal year ended August 31, 2020, the unitary management fee rate with GSAM was 0.09%.

B.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Fund’s investment in The Goldman Sachs Group, Inc. for the fiscal year ended August 31, 2020:

Beginning value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized Depreciation	Ending value as of August 31, 2020	Shares as of August 31, 2020	Dividend Income
$332,985	$420,153	$(131,649)	$(10,409)	$21,354	$632,434	3,087	$11,990

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.

Share activity is as follows:

	Equal Weight U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	3,400,000	$156,356,177	3,100,000	$133,769,866
Shares Redeemed	(750,000)	(31,674,529)	(1,100,000)	(48,065,915)

NET INCREASE IN SHARES	2,650,000	$124,681,648	2,000,000	$85,703,951

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2020, were $109,797,801 and $109,381,201, respectively.

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2020, were $155,966,201 and $31,591,743, respectively.

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

19

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

August 31, 2020

7. SECURITIES LENDING (continued)

The Fund invested the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended August 31, 2020, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended August 31, 2020:

Beginning value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2020
$320,144	$13,876,604	$(13,501,561)	$695,187

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary Income*	$4,152,895	$1,705,332
Total taxable distributions	$4,152,895	$1,705,332

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

8. TAX INFORMATION (continued)

As of August 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

Equal Weight U.S. Large Cap Equity ETF
Undistributed ordinary income — net	$823,487
Undistributed long-term capital gains	—
Total undistributed earnings	$823,487
Capital loss carryforwards:
Perpetual Short-Term	$(3,558,901)
Perpetual Long-Term	(3,700,950)
Timing differences	—
Unrealized gains (losses) — net	32,044,772
Total accumulated earnings (losses) net	$25,608,408

As of August 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Equal Weight U.S. Large Cap Equity ETF
Tax Cost	$288,097,238
Gross unrealized gain	43,858,404
Gross unrealized loss	(11,813,632)
Net unrealized gains (losses)	$32,044,772

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

The Fund reclassed $6,502,918 from distributable earnings to paid in capital for the year ending August 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from redemptions in-kind.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Index Risk — Solactive AG (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time

21

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

August 31, 2020

9. OTHER RISKS (continued)

and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of its Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to the portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (one of the funds constituting Goldman Sachs ETF Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on March 18-19, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Fund Expenses — Six Month Period Ended 8/31/2020 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund.

The example is based on an investment of $l,000 invested at the beginning of the period from March 1, 2020 and held for the six months ended August 31, 2020, which represents a period of 184 days of a 366 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Equal Weight U.S. Large Cap Equity ETF
	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*
Actual based on NAV	$1,000	$1,116.30		$0.48
Hypothetical 5% return	$1,000	$1,024.68	+	$0.46

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund

Equal Weight U.S. Large Cap Equity ETF	0.09%

25

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 66	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 61	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene- editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017- Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987- 2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 62	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019), and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	None

Michael Latham Age: 54	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	46	None

26

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2020.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-621-2550.

27

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) (continued) Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF — Tax Information (Unaudited)

For the fiscal year ended August 31, 2020, 87.17% of the dividends paid from net investment company taxable income by the Equal Weight U.S. large Cap Equity ETF, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2020, 86.38% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF qualify for the dividends received deduction available to corporations.

28

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Data-Driven World ETF
Goldman Sachs Finance Reimagined ETF
Goldman Sachs Human Evolution ETF
Goldman Sachs Manufacturing Revolution ETF
Goldman Sachs New Age Consumer ETF
Goldman Sachs MarketBeta International Equity ETF
Goldman Sachs MarketBeta Emerging Markets Equity ETF
Goldman Sachs MarketBeta U.S. Equity ETF

INDEX DISCLAIMERS

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Large Cap Equal Weight Index (GTR) (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

©2020 Goldman Sachs. All rights reserved. 218125-OTU-10/2020 EQWUSLCEAR-20

Goldman Sachs Funds

Annual Report	August 31, 2020

Hedge Industry VIP ETF

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

Goldman Sachs Hedge Industry VIP ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Hedge Industry VIP ETF

Principal Investment Strategies

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index. The Goldman Sachs Hedge Fund VIP IndexTM (the “Index”) is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology.

Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly Form 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each Form 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and no more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded.

The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index does not include hedge funds (i.e., unlisted, privately offered funds) and is not designed to approximate the performance of any hedge fund manager, hedge fund or group of hedge fund managers or hedge funds. The Index should not be considered a hedge fund replication strategy. As of August 31, 2020, the Index consisted of 50 securities with a market capitalization range of between approximately $7.4 billion and $2,206.9 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times.

THE FUND IS NOT A HEDGE FUND AND DOES NOT INVEST IN HEDGE FUNDS.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2020, we continued to believe the most effective way to identify the most important positions of hedge fund managers is to know what equities they are holding. We also maintained conviction in our methodology for extracting these important positions — by obtaining information from quarterly Form 13F filings of hedge funds and identifying stocks that appear among top holdings the most frequently. Through an efficient implementation, we believe investors are able to access top hedge fund long equity ideas and gain exposure to evolving U.S. market themes.

1

PORTFOLIO RESULTS

Goldman Sachs Hedge Industry VIP ETF

Investment Objective

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP Index® (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 40.07% based on net asset value (“NAV”) and 39.88% based on market price. The Index returned 41.26%, and the S&P 500® Index (Total Return, USD) (“S&P 500® Index”), a market-cap based index against which the performance of the Fund is measured, returned 21.87% during the same period.

The Fund had a NAV of $56.86 on August 31, 2019 and ended the Reporting Period with a NAV of $79.37 per share. The Fund’s market price on August 31, 2020 was $79.50 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology. Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly Form 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each Form 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and no more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded. The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance.

The Index’s performance is compared to that of the S&P 500® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500® Index.

During the Reporting Period, the Index posted a double-digit positive absolute return that outperformed the S&P 500® Index. The Fund also outperformed the S&P 500® Index during the Reporting Period, as measured by NAV.

2

PORTFOLIO RESULTS

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, communication services and utilities sectors contributed most positively to the Index’s results relative to the S&P 500® Index during the Reporting Period. Partially offsetting these positive contributors were Index constituents in the industrials and health care sectors, the only two sectors that detracted from the Index’s results relative to the S&P 500® Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500® Index, overweight positions in information technology software and services provider Sea, electric car manufacturer Tesla and online used car retailer and technology company Carvana contributed most positively (2.23%, 2.79% and 2.03% of Fund net assets as of August 31, 2020, respectively). Each of these holdings generated a robust triple-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the S&P 500® Index, underweight positions in information technology giant Apple and software leader Microsoft and an overweight position in airline Delta Air Lines detracted most (2.08%, 2.00% and 0.00%[1] of Fund net assets as of August 31, 2020, respectively). Apple posted a triple-digit gain within the Index during the Reporting Period, and Microsoft posted a robust double-digit gain within the Index during the Reporting Period. Delta Air Lines generated a double-digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500® Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS Hedge Fund VIP IndexTM	S&P 500® Index

Information Technology	34.94%	34.94%	28.71%

Communication Services	23.56	23.56	11.10

Consumer Discretionary	19.10	19.10	11.44

Health Care	11.31	11.31	13.98

Financials	5.51	5.51	9.62

Industrials	3.76	3.76	7.99

Utilities	1.82	1.82	2.83

Consumer Staples	0.00	0.00	6.89

Energy	0.00	0.00	2.32

Materials	0.00	0.00	2.49
Real Estate	0.00	0.00	2.61

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.00% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP Index®.
[1]	Some weights are 0.00% at August 31, 2020 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period.

3

FUND BASICS

Hedge Industry VIP ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$79.50
Net Asset Value (NAV)[1]	$79.37

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Tesla, Inc.	2.8%	Consumer Discretionary	United States
salesforce.com, Inc.	2.6	Information Technology	United States
JD.com, Inc. ADR	2.3	Consumer Discretionary	China
Crowdstrike Holdings, Inc., Class A	2.3	Information Technology	United States
Sea Ltd. ADR	2.2	Communication Services	Taiwan
NVIDIA Corp.	2.1	Information Technology	United States
Adobe, Inc.	2.1	Information Technology	United States
Coupa Software, Inc.	2.1	Information Technology	United States
Alibaba Group Holding Ltd. ADR	2.1	Consumer Discretionary	China
Apple, Inc.	2.1	Information Technology	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on November 1, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market cap-based index against which the performance of the Fund is measured, the Goldman Sachs Hedge Fund VIP Index™ and the S&P 500® Index (Total Return, USD) are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Hedge Industry VIP ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2016 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced November 1, 2016)	40.07%	20.21%

Shares based on Market Price (Commenced November 1, 2016)	39.88%	20.26%

Goldman Sachs Hedge Fund VIP Index™	41.26%	20.79%

S&P 500® Index (Total Return, USD)	21.87%	16.39%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

5

FUND BASICS

Index Definitions and Industry Terms

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

The Goldman Sachs Hedge Fund VIP IndexTM is owned and maintained by the Index Provider. The Index is calculated by Solactive AG. The Index consists of the US-listed stocks whose performance is expected to influence the long portfolios of hedge funds. Those stocks are defined as the positions that appear most frequently among the top 10 long equity holdings within the portfolios of fundamentally-driven hedge fund managers. It is not possible to invest directly in an unmanaged index.

6

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.9%
Communication Services – 23.5%
26,444	Activision Blizzard, Inc.	$2,208,603
1,413	Alphabet, Inc., Class A*	2,302,526
3,514	Charter Communications, Inc., Class A*	2,163,253
48,575	Comcast Corp., Class A	2,176,646
8,139	Facebook, Inc., Class A*	2,386,355
15,123	Liberty Broadband Corp., Class C*	2,118,581
4,405	Netflix, Inc.*	2,332,712
61,307	Pinterest, Inc., Class A*	2,255,484
16,807	Sea Ltd. ADR (Taiwan)*	2,568,278
18,410	T-Mobile US, Inc.*	2,148,079
56,098	Twitter, Inc.*	2,276,457
16,288	Walt Disney Co. (The)	2,147,898

		27,084,872

Consumer Discretionary – 19.1%
8,372	Alibaba Group Holding Ltd. ADR (China)*	2,403,015
675	Amazon.com, Inc.*	2,329,398
1,195	Booking Holdings, Inc.*	2,282,988
51,455	Caesars Entertainment, Inc.*	2,356,639
10,810	Carvana Co.*	2,334,528
34,259	JD.com, Inc. ADR (China)*	2,694,128
13,776	Lowe’s Cos., Inc.	2,268,769
6,440	Tesla, Inc.*	3,209,181
17,009	Tiffany & Co.	2,083,602

		21,962,248

Financials – 5.5%
10,078	Berkshire Hathaway, Inc., Class B*	2,197,407
40,169	Citigroup, Inc.	2,053,439
20,761	JPMorgan Chase & Co.	2,080,045

		6,330,891

Health Care – 11.3%
22,364	AbbVie, Inc.	2,141,800
20,648	Alexion Pharmaceuticals, Inc.*	2,358,415
32,892	Centene Corp.*	2,016,937
10,378	Danaher Corp.	2,142,746
15,816	HCA Healthcare, Inc.	2,146,547
29,197	Horizon Therapeutics PLC*	2,193,279

		12,999,724

Industrials – 3.8%
21,259	Copart, Inc.*	2,196,480
4,263	TransDigm Group, Inc.	2,130,093

		4,326,573

Information Technology – 34.9%
4,750	Adobe, Inc.*	2,438,602
26,152	Advanced Micro Devices, Inc.*	2,375,125
18,504	Apple, Inc.	2,387,756
7,437	Coupa Software, Inc.*	2,437,402
20,999	Crowdstrike Holdings, Inc., Class A*	2,640,204
14,777	Fidelity National Information Services, Inc.	2,229,110
21,310	Fiserv, Inc.*	2,122,050

Common Stocks – (continued)
Information Technology – (continued)
26,339	GoDaddy, Inc., Class A*	2,204,048
6,506	Mastercard, Inc., Class A	2,330,384
46,625	Micron Technology, Inc.*	2,121,904
10,178	Microsoft Corp.	2,295,444
4,596	NVIDIA Corp.	2,458,768
11,105	PayPal Holdings, Inc.*	2,266,975
18,693	QUALCOMM, Inc.	2,226,336
10,990	salesforce.com, Inc.*	2,996,424
4,879	ServiceNow, Inc.*	2,351,776
10,812	Visa, Inc., Class A	2,292,036

		40,174,344

Utilities – 1.8%
225,943	PG&E Corp.*	2,092,232

TOTAL INVESTMENTS – 99.9%
(Cost $87,801,887)		$114,970,884

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		114,310

NET ASSETS – 100.0%		$115,085,194

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement of Assets and Liabilities

August 31, 2020

Assets:

Investments at value (cost $87,801,887)	$114,970,884

Cash	125,079

Receivables:

Dividends	31,204

Securities lending income	431

Total assets	115,127,598

Liabilities:

Payables:

Management fees	42,404

Total liabilities	42,404

Net Assets:

Paid-in capital	100,551,211

Total distributable earnings	14,533,983

NET ASSETS	$115,085,194
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	1,450,000

Net asset value per share:	$79.37

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement of Operations

For the Fiscal Year Ended August 31, 2020

Investment income:

Dividends — unaffiliated issuer (net of foreign withholding taxes of $1,631)	$624,009

Securities lending income — unaffiliated issuer	7,258

Total investment income	631,267

Expenses:

Management fees	396,235

Trustee fees	6,134

Total expenses	402,369

NET INVESTMENT INCOME	228,898

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(2,282,703)

In-kind redemptions	11,462,474

Net change in unrealized gain (loss) on:

Investments	22,564,797

Net realized and unrealized gain	31,744,568

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,973,466

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statements of Changes in Net Assets

	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$228,898	$822,518

Net realized gain (loss)	9,179,771	(1,362,981)

Net change in unrealized gain (loss)	22,564,797	(6,015,036)

Net increase (decrease) in net assets resulting from operations	31,973,466	(6,555,499)

Distributions to shareholders:

From distributable earnings	(329,128)	(814,931)

From return of capital	(6,291)	—

Total distributions to shareholders	(335,419)	(814,931)

From share transactions:

Proceeds from sales of shares	60,238,984	43,224,579

Cost of shares redeemed	(56,399,720)	(66,400,806)

Net increase (decrease) in net assets resulting from share transactions	3,839,264	(23,176,227)

TOTAL INCREASE (DECREASE)	35,477,311	(30,546,657)

Net assets:

Beginning of period	$79,607,883	$110,154,540

End of period	$115,085,194	$79,607,883

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	For the Fiscal Year Ended August 31,				For the Period November 1, 2016* to August 31, 2017
	2020		2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$56.86		$57.98	$50.46	$40.00

Net investment income(a)	0.16	(b)	0.51	0.17	0.32	(c)

Net realized and unrealized gain (loss)	22.59		(1.11)	7.52	10.31

Total gain (loss) from investment operations	22.75		(0.60)	7.69	10.63

Distributions to shareholders from net investment income	(0.24)		(0.52)	(0.17)	(0.17)

Distributions to shareholders from return of capital	—	(d)	—	—	—

Total distributions to shareholders	(0.24)		(0.52)	(0.17)	(0.17)

Net asset value, end of period	$79.37		$56.86	$57.98	$50.46

Market price, end of period	$79.50		$57.03	$57.98	$50.48

Total Return at Net Asset Value(e)	40.07%		(0.99)%	15.27%	26.61%

Net assets, end of period (in 000’s)	$115,085		$79,608	$110,155	$45,410

Ratio of total expenses to average net assets	0.45%		0.45%	0.45%	0.45	%(e)

Ratio of net investment income to average net assets	0.26	%(b)	0.91%	0.31%	0.84	%(c)(f)

Portfolio turnover rate(g)	124%		103%	129%	116%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.11% of average net assets.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.11 per share and 0.24% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs Hedge Industry VIP ETF (the “Fund”) is a diversified series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP Index™ (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange-traded fund (“ETF”). Shares of the Fund are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Fund’s shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares at its NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

12

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value

13

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of August 31, 2020:

HEDGE INDUSTRY VIP ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$7,665,421	$—	$—

North America	107,305,463	—	—

Total	$114,970,884	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the fiscal year ended August 31, 2020, the unitary management fee rate with GSAM was 0.45%.

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

14

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Goldman Sachs Hedge Industry VIP ETF

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	900,000	$60,238,946	750,000	$43,224,538
Shares Redeemed	(850,000)	(56,399,720)	(1,250,000)	(66,400,806)

NET INCREASE (DECREASE) IN SHARES	50,000	$3,839,226	(500,000)	$(23,176,268)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2020, were $110,414,052 and $111,903,030, respectively.

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2020, were $59,962,001 and $54,887,920 respectively.

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

15

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Notes to Financial Statements (continued)

August 31, 2020

7. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended August 31, 2020, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended August 31, 2020:

Beginning value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2020
$261,175	$54,947,380	$(55,208,555)	$—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary Income	$329,128	$814,931
Return of capital	6,291	—
Total taxable distributions	$335,419	$814,931

As of August 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

Goldman Sachs Hedge Industry VIP ETF
Capital loss carryforwards:
Perpetual Short-Term	$(10,844,232)
Perpetual Long-Term	(917,719)
Unrealized gains (losses) — net	26,295,934
Total accumulated earnings (losses) net	$14,533,983

16

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

8. TAX INFORMATION (continued)

As of August 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Goldman Sachs Hedge Industry VIP ETF
Tax Cost	$88,674,950
Gross unrealized gain	27,155,789
Gross unrealized loss	(859,855)
Net unrealized gains (losses) on securities	$26,295,934

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

The Fund reclassed $11,375,236 from distributable earnings to paid in capital for the year ending August 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the NAV of the Fund and result primarily from redemptions in-kind transactions, redemptions utilized as distributions and partnership investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year and prior two years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s portfolio’s risks include, but are not limited to, the following:

Index Risk — GSAM (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

17

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Notes to Financial Statements (continued)

August 31, 2020

9. OTHER RISKS (continued)

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of

Goldman Sachs Hedge Industry VIP ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Hedge Industry VIP ETF (one of the funds constituting Goldman Sachs ETF Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

19

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on March 18-19, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

20

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Fund Expenses —Six Months Ended 8/31/2020 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2020 and held for the six months ended August 31, 2020, which represents a period of 184 days of a 366 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Hedge Industry VIP ETF
	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*
Actual based on NAV	$1,000	$1,305.10		$2.61
Hypothetical 5% return	$1,000	$1,022.87	+	$2.29

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund

Hedge Industry VIP ETF	0.45%

21

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 66	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 61	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene- editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017- Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987- 2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 62	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019), and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016—March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	None

Michael Latham Age: 54	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	46	None

22

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2020.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-621-2550.

23

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Trustees and Officers (Unaudited) (continued) Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Hedge Industry VIP ETF — Tax Information (Unaudited)

For the fiscal year ended August 31, 2020, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Hedge Industry VIP ETF qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2020, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Hedge Industry VIP ETF qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

24

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Data-Driven World ETF
Goldman Sachs Finance Reimagined ETF
Goldman Sachs Human Evolution ETF
Goldman Sachs Manufacturing Revolution ETF
Goldman Sachs New Age Consumer ETF
Goldman Sachs MarketBeta International Equity ETF
Goldman Sachs MarketBeta Emerging Markets Equity ETF
Goldman Sachs MarketBeta U.S. Equity ETF

INDEX DISCLAIMER

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE INDEX, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUND. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. GOLDMAN SACHS, ITS AFFILIATES AND ANY OF ITS CLIENTS MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY THE FUND OR IN RELATED DERIVATIVES, INCLUDING THOSE LINKED TO THE INDEX. GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Treasurer, Principal Financial Officer and Principal Accounting Officer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2020 Goldman Sachs. All rights reserved. 218123-OTU-10/2020 HEDVIPETFAR-20

Goldman Sachs Funds

Annual Report	August 31, 2020

JUST U.S. Large Cap Equity ETF (JUST)

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

Goldman Sachs JUST U.S. Large Cap Equity ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs JUST U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

The Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers that engage in “just business behavior” based on rankings produced by JUST Capital Foundation, Inc. (the “Index Provider”). The Index Provider publishes an annual ranking of issuers in the Russell 1000® Index (the “Reference Index”) based on its quantitative performance assessment of seven issue areas: how they treat their workers, their customers, the communities they interact with, the environment, and their shareholders, their commitment to making quality and beneficial products, and job creation.

The Index Provider seeks to encourage greater accountability in the business community and drive positive change among large publicly-traded U.S. corporations by (a) defining business behaviors that the American public cares most about (through extensive qualitative and quantitative survey research), (b) developing metrics that correspond to these issues in accordance with a robust, transparent methodology, (c) ranking the largest publicly-traded U.S. companies on the basis of these metrics, and (d) developing tools and products that allow investors to direct capital towards more “just” companies.

The Index is a market capitalization-weighted index that consists of the top-ranked 50% of companies in the Reference Index by industry, based on the most recent rankings by the Index Provider. On the annual Index reconstitution date, Index constituent weights are adjusted such that the Index is industry neutral and matches the Reference Index’s industry weights, based on the Industry Classification Benchmark (“ICB”) industry classification.

As of August 31, 2020, the Index consisted of 446 securities with a market capitalization range of between approximately $1.7 billion and $2,206.9 billion. The Index is reconstituted annually in December and rebalanced in March, June and September on dates corresponding to the rebalance dates for the Reference Index. The components of the Index may change over time. The Index Provider determines whether an issuer is a U.S. issuer by reference to the index methodology of the Reference Index. FTSE Russell, which constructs the Reference Index, will deem an issuer to be a U.S. issuer if it is incorporated in, has a stated headquarters in, and trades in the U.S.; if any of these do not match, the Reference Index methodology provides for consideration of certain additional factors.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in the approximate Index weight. In these circumstances, the Fund may purchase a sample of securities in the Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

The Index is calculated by Frank Russell Company (“Russell” or the “Calculation Agent”) in accordance with the methodology and constituent list developed and provided by the Index Provider.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

1

INVESTMENT PROCESS

For a complete overview of and more in-depth information about the Index Provider’s processes, please view its Full Ranking Methodology and Survey Research Appendices at https://justcapital.com/methodology/full-ranking-methodology/.

* * *

At the end of the Reporting Period, i.e., the 12 month period ended August 31, 2020, we believed a focus on just business behavior via a data-driven approach may provide a suitable core U.S. equity allocation for investors seeking to encourage greater accountability in the business community through their investments. The Fund’s data-driven approach collects and analyzes data from a diverse range of sources, utilizing more than 120,000 data points across 85 unique metrics to score the performance of Russell 1000® Index companies. These companies are scored across a variety of issues, including worker treatment, customer concerns and environment impacts to provide broad market exposure.

2

PORTFOLIO RESULTS

Goldman Sachs JUST U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 23.29% based on net asset value (“NAV”) and 23.13% based on market price. The Index returned 23.73%, and the Russell 1000® Index (Total Return, USD) (“Russell 1000® Index”), a market-cap based index against which the performance of the Fund is measured, returned 22.43% during the same period.

The Fund had an NAV of $42.04 on August 31, 2019 and ended the Reporting Period with an NAV of $50.92 per share. The Fund’s market price on August 31, 2020 was $50.88 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the Russell 1000® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 1000® Index.

During the Reporting Period, the Index posted double-digit positive absolute returns that outperformed the Russell 1000® Index. The Fund also outperformed the Russell 1000®  Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology, real estate and communication services sectors contributed most positively to the Index’s results relative to the Russell 1000® Index during the Reporting Period. Index constituents in the consumer discretionary, financials and industrials sectors detracted most from the Index’s results relative to the Russell 1000® Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Russell 1000® Index, overweight positions in e-commerce retailing leader Amazon.com and information technology giant Apple and having no exposure to diversified conglomerate Berkshire Hathaway contributed most positively (4.32%, 5.24% and 0.00%[1] of Fund net assets as of August 31, 2020, respectively). Amazon.com and Apple each generated a double-digit gain within the Index during the Reporting Period, while Berkshire Hathaway posted a double-digit loss within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s relative returns during the Reporting Period?

A	Relative to the Russell 1000® Index, having no exposure to electric vehicle manufacturer Tesla and overweight positions

[1]	Some weights are 0.00% at August 31, 2020 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period.

3

PORTFOLIO RESULTS

in aerospace and defense company Boeing and financial services company Wells Fargo & Company detracted most (0.00%[1], 0.69% and 0.77% of Fund net assets as of August 31, 2020, respectively). Tesla generated a double-digit gain within the Index during the Reporting Period, while Boeing and Wells Fargo & Company each posted a double-digit loss within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the Russell 1000® Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	JUST US Large Cap Diversified Index	Russell 1000® Index

Information Technology	29.15%	29.15%	28.40%

Health Care	13.41	13.40	13.83

Consumer Discretionary	12.08	12.08	12.36

Communication Services	11.24	11.25	10.53

Financials	9.50	9.50	9.64

Industrials	7.80	7.80	8.35

Consumer Staples	6.95	6.95	6.35

Utilities	2.73	2.73	2.70

Real Estate	2.48	2.48	3.10

Materials	2.43	2.42	2.57
Energy	2.22	2.22	2.17

[1]	Some weights are 0.00% at August 31, 2020 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by GICS. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.05% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index.

4

FUND BASICS

Goldman Sachs JUST U.S. Large Cap Equity ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$50.88
Net Asset Value (NAV)[1]	$50.92

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Apple, Inc.	7.4%	Information Technology	United States
Amazon.com, Inc.	6.0	Consumer Discretionary	United States
Microsoft Corp.	5.9	Information Technology	United States
Facebook, Inc., Class A	2.5	Communication Services	United States
Alphabet, Inc., Class A	1.7	Communication Services	United States
Alphabet, Inc., Class C	1.7	Communication Services	United States
Johnson & Johnson	1.6	Health Care	United States
Visa, Inc., Class A	1.6	Information Technology	United States
Procter & Gamble Co. (The)	1.5	Consumer Staples	United States
Mastercard, Inc., Class A	1.4	Information Technology	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on June 7, 2018 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the JUST US Large Cap Diversified Index and the Russell 1000® Index (Total Return, USD) are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs JUST U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 7, 2018 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced June 7, 2018)	23.29%	13.34%

Shares based on Market Price (Commenced June 7, 2018)	23.13%	13.29%

JUST US Large Cap Diversified Index	23.73%	13.62%

Russell 1000® Index	22.43%	13.19%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

6

FUND BASICS

Index Definitions and Industry Terms

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

“JUST” and “JUST Capital” are trademarks of JUST Capital Foundation, Inc. or its affiliates and have been licensed for use in connection with the issuance and distribution of the Goldman Sachs JUST U.S. Large Cap Equity ETF. JUST Capital Foundation, Inc. and its affiliates do not in any way recommend the purchase, sale or holding of any security based on the JUST US Large Cap Diversified Index including the Goldman Sachs JUST U.S. Large Cap Equity ETF, or have any involvement in their operations or distribution. JUST Capital Foundation, Inc., its affiliates, calculation agent, and data providers expressly disclaim all representations, warranties, and liabilities relating to or in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose). Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index. Russell does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. In no event shall any Russell party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation, lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® is a subset of the Russell 3000® Index. It represents the top companies by market capitalization. The Russell 1000® typically comprises approximately 90% of the total market capitalization of all listed U.S. stocks. It is considered a bellwether index for large cap investing.

7

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.3%
Communication Services – 11.2%
5,237	Activision Blizzard, Inc.	$437,394
1,602	Alphabet, Inc., Class A*	2,610,507
1,583	Alphabet, Inc., Class C*	2,586,907
35,347	AT&T, Inc.	1,053,694
28,319	Comcast Corp., Class A	1,268,975
973	Discovery, Inc., Class A*	21,469
2,031	Discovery, Inc., Class C*	40,559
1,954	Electronic Arts, Inc.*	272,525
12,836	Facebook, Inc., Class A*	3,763,515
2,422	Interpublic Group of Cos., Inc. (The)	43,015
268	John Wiley & Sons, Inc., Class A	8,482
154	Liberty Media Corp.-Liberty Formula One, Class A*	5,572
1,234	Liberty Media Corp.-Liberty Formula One, Class C*	48,101
2,657	Netflix, Inc.*	1,407,041
1,019	New York Times Co. (The), Class A	44,153
1,326	Omnicom Group, Inc.	71,723
2,628	T-Mobile US, Inc.*	306,635
625	TripAdvisor, Inc.	14,606
4,104	Twitter, Inc.*	166,540
74	United States Cellular Corp.*	2,692
20,537	Verizon Communications, Inc.	1,217,228
11,294	Walt Disney Co. (The)	1,489,340
383	Zillow Group, Inc., Class A*	32,662
909	Zillow Group, Inc., Class C*	77,956
6,076	Zynga, Inc., Class A*	55,049

		17,046,340

Consumer Discretionary – 12.0%
419	Advance Auto Parts, Inc.	65,494
2,649	Amazon.com, Inc.*	9,141,593
1,833	Aptiv PLC	157,858
1,425	Best Buy Co., Inc.	158,047
255	Booking Holdings, Inc.*	487,165
1,418	BorgWarner, Inc.	57,557
1,018	CarMax, Inc.*	108,855
342	Carvana Co.*	73,858
813	Darden Restaurants, Inc.	70,463
4,169	eBay, Inc.	228,378
735	Etsy, Inc.*	87,979
843	Expedia Group, Inc.	82,740
26,716	Ford Motor Co.	182,203
1,141	Gap, Inc. (The)	19,842
8,564	General Motors Co.	253,751
1,679	Gentex Corp.	45,417
24	Graham Holdings Co., Class B	10,271
288	Grand Canyon Education, Inc.*	27,083
869	Hasbro, Inc.	68,599
1,702	Hilton Worldwide Holdings, Inc.	153,793
6,714	Home Depot, Inc. (The)	1,913,759
219	Hyatt Hotels Corp., Class A	12,371
966	Kohl’s Corp.	20,634
1,431	L Brands, Inc.	42,071
2,070	Las Vegas Sands Corp.	104,970
408	Lear Corp.	46,483
4,721	Lowe’s Cos., Inc.	777,501

Common Stocks – (continued)
Consumer Discretionary – (continued)
1,677	Marriott International, Inc., Class A	172,580
2,939	MGM Resorts International	66,127
396	Mohawk Industries, Inc.*	36,563
8,307	NIKE, Inc., Class B	929,470
683	Nordstrom, Inc.(a)	10,928
1,594	Norwegian Cruise Line Holdings Ltd.*	27,273
201	Penske Automotive Group, Inc.	9,481
264	Pool Corp.	86,550
1,829	PulteGroup, Inc.	81,555
481	PVH Corp.	26,821
329	Ralph Lauren Corp.	22,645
1,068	Royal Caribbean Cruises Ltd.	73,521
1,084	Service Corp. International	49,485
7,305	Starbucks Corp.	617,053
1,894	Tapestry, Inc.	27,899
3,122	Target Corp.	472,078
830	Tiffany & Co.	101,675
7,488	TJX Cos., Inc. (The)	410,268
795	Toll Brothers, Inc.	33,565
721	Tractor Supply Co.	107,306
1,290	Under Armour, Inc., Class A*	12,655
1,298	Under Armour, Inc., Class C*	11,487
2,239	VF Corp.	147,214
408	Wayfair, Inc., Class A*	120,996
421	Whirlpool Corp.	74,820
522	Wyndham Destinations, Inc.	15,133
1,883	Yum! Brands, Inc.	180,486

		18,324,369

Consumer Staples – 6.9%
3,797	Archer-Daniels-Midland Co.	169,954
311	Brown-Forman Corp., Class A	20,675
1,235	Brown-Forman Corp., Class B	90,365
946	Bunge Ltd.	43,157
1,202	Campbell Soup Co.	63,237
1,683	Church & Dwight Co., Inc.	161,282
863	Clorox Co. (The)	192,880
26,518	Coca-Cola Co. (The)	1,313,437
5,778	Colgate-Palmolive Co.	457,964
3,339	Conagra Brands, Inc.	128,084
2,758	Costco Wholesale Corp.	958,846
4,162	General Mills, Inc.	266,160
1,008	Hershey Co. (The)	149,829
1,912	Hormel Foods Corp.	97,474
460	Ingredion, Inc.	37,002
754	J M Smucker Co. (The)	90,616
1,717	Kellogg Co.	121,752
2,326	Kimberly-Clark Corp.	366,950
849	McCormick & Co., Inc.	175,064
9,687	Mondelez International, Inc., Class A	565,915
9,519	PepsiCo, Inc.	1,333,231
16,715	Procter & Gamble Co. (The)	2,312,186
3,025	Sysco Corp.	181,924
1,507	US Foods Holding Corp.*	36,695
8,711	Walmart, Inc.	1,209,522

		10,544,201

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Energy – 2.2%
2,227	Apache Corp.	$32,960
3,867	Baker Hughes Co.	55,221
11,037	Chevron Corp.	926,335
592	Cimarex Energy Co.	16,446
1,152	Concho Resources, Inc.	59,881
6,340	ConocoPhillips	240,223
2,251	Devon Energy Corp.	24,468
3,437	EOG Resources, Inc.	155,834
1,505	EQT Corp.	23,884
2,404	Equitrans Midstream Corp.	24,713
24,985	Exxon Mobil Corp.	997,901
5,162	Halliburton Co.	83,521
4,646	Marathon Oil Corp.	24,531
4,788	Occidental Petroleum Corp.	60,999
2,588	ONEOK, Inc.	71,118
1,774	Parsley Energy, Inc., Class A	19,071
2,577	Phillips 66	150,677
967	Pioneer Natural Resources Co.	100,500
8,188	Schlumberger NV	155,654
7,169	Williams Cos., Inc. (The)	148,828

		3,372,765

Financials – 9.4%
316	Affiliated Managers Group, Inc.	21,693
2,101	Allstate Corp. (The)	195,393
2,499	Ally Financial, Inc.	57,177
4,383	American Express Co.	445,269
5,768	American International Group, Inc.	168,080
823	Ameriprise Financial, Inc.	129,046
1,536	Aon PLC, Class A	307,185
1,016	Associated Banc-Corp.	13,655
397	Assurant, Inc.	48,259
51,815	Bank of America Corp.	1,333,718
262	Bank of Hawaii Corp.	14,421
5,347	Bank of New York Mellon Corp. (The)	197,732
985	BlackRock, Inc.	585,277
211	BOK Financial Corp.	11,846
3,028	Capital One Financial Corp.	209,023
7,738	Charles Schwab Corp. (The)	274,931
13,946	Citigroup, Inc.	712,920
2,851	Citizens Financial Group, Inc.	73,755
190	CNA Financial Corp.	6,112
932	Comerica, Inc.	36,842
2,049	Discover Financial Services	108,761
739	Eaton Vance Corp.	30,314
2,720	Equitable Holdings, Inc.	57,637
166	Erie Indemnity Co., Class A	35,431
232	FactSet Research Systems, Inc.	81,293
4,758	Fifth Third Bancorp	98,300
725	First American Financial Corp.	38,113
2,059	First Horizon National Corp.	19,663
1,142	First Republic Bank	128,943
2,222	Goldman Sachs Group, Inc. (The)(b)	455,221
252	Hanover Insurance Group, Inc. (The)	25,828
2,391	Hartford Financial Services Group, Inc. (The)	96,716
6,751	Huntington Bancshares, Inc.	63,527

Common Stocks – (continued)
Financials – (continued)
3,615	Intercontinental Exchange, Inc.	384,021
2,520	Invesco Ltd.	25,704
20,290	JPMorgan Chase & Co.	2,032,855
6,495	KeyCorp	80,018
1,289	Lincoln National Corp.	46,468
523	LPL Financial Holdings, Inc.	42,970
3,387	Marsh & McLennan Cos., Inc.	389,200
5,149	MetLife, Inc.	198,031
1,087	Moody’s Corp.	320,274
7,387	Morgan Stanley	386,045
134	Morningstar, Inc.	21,460
556	MSCI, Inc.	207,538
763	Nasdaq, Inc.	102,563
1,286	Northern Trust Corp.	105,311
493	Pinnacle Financial Partners, Inc.	19,695
2,842	PNC Financial Services Group, Inc. (The)	316,030
265	Primerica, Inc.	33,085
1,815	Principal Financial Group, Inc.	76,430
3,916	Progressive Corp. (The)	372,177
2,647	Prudential Financial, Inc.	179,387
6,427	Regions Financial Corp.	74,296
454	Reinsurance Group of America, Inc.	41,623
329	RenaissanceRe Holdings Ltd. (Bermuda)	60,450
1,610	S&P Global, Inc.	589,936
345	SVB Financial Group*	88,106
3,901	Synchrony Financial	96,784
1,516	T. Rowe Price Group, Inc.	211,042
1,739	TD Ameritrade Holding Corp.	66,743
328	TFS Financial Corp.	5,068
1,691	Travelers Cos., Inc. (The)	196,224
9,018	Truist Financial Corp.	349,989
1,469	Umpqua Holdings Corp.	16,570
1,357	Unum Group	25,077
9,102	US Bancorp	331,313
840	Voya Financial, Inc.	43,604
25,154	Wells Fargo & Co.	607,469
860	Willis Towers Watson PLC	176,756

		14,402,393

Health Care – 13.3%
10,287	Abbott Laboratories	1,126,118
2,165	Agilent Technologies, Inc.	217,409
364	Agios Pharmaceuticals, Inc.*	14,928
465	Align Technology, Inc.*	138,096
681	Alnylam Pharmaceuticals, Inc.*	90,328
3,502	Amgen, Inc.	887,127
1,504	Anthem, Inc.	423,406
3,027	Baxter International, Inc.	263,561
1,603	Becton Dickinson and Co.	389,160
967	Biogen, Inc.*	278,148
1,073	BioMarin Pharmaceutical, Inc.*	83,726
8,312	Boston Scientific Corp.*	340,958
13,470	Bristol-Myers Squibb Co.	837,834
1,741	Cardinal Health, Inc.	88,373
288	Charles River Laboratories International, Inc.*	63,058
2,154	Cigna Corp.	382,055

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
8,168	CVS Health Corp.	$507,396
3,725	Danaher Corp.	769,101
3,670	Edwards Lifesciences Corp.*	315,033
2,375	Elanco Animal Health, Inc.*	69,018
5,014	Eli Lilly and Co.	744,027
881	Exact Sciences Corp.*	66,330
7,470	Gilead Sciences, Inc.	498,623
1,584	HCA Healthcare, Inc.	214,980
846	Henry Schein, Inc.*	56,208
1,525	Hologic, Inc.*	91,073
789	Humana, Inc.	327,569
499	IDEXX Laboratories, Inc.*	195,139
871	Illumina, Inc.*	311,139
1,082	Incyte Corp.*	104,251
690	Intuitive Surgical, Inc.*	504,280
15,693	Johnson & Johnson	2,407,463
1,006	McKesson Corp.	154,361
7,985	Medtronic PLC	858,148
15,031	Merck & Co., Inc.	1,281,693
163	Mettler-Toledo International, Inc.*	158,237
374	PRA Health Sciences, Inc.*	39,984
796	Quest Diagnostics, Inc.	88,547
577	Regeneron Pharmaceuticals, Inc.*	357,700
851	ResMed, Inc.	153,844
307	Sage Therapeutics, Inc.*	16,099
2,060	Stryker Corp.	408,210
2,353	Thermo Fisher Scientific, Inc.	1,009,390
5,619	UnitedHealth Group, Inc.	1,756,218
542	Varian Medical Systems, Inc.*	94,129
1,545	Vertex Pharmaceuticals, Inc.*	431,240
431	Waters Corp.*	93,208
1,232	Zimmer Biomet Holdings, Inc.	173,564
2,831	Zoetis, Inc.	453,243

		20,333,730

Industrials – 7.8%
3,941	3M Co.	642,462
1,070	AECOM*	42,276
3,743	Boeing Co. (The)	643,122
668	BWX Technologies, Inc.	37,147
6,081	Carrier Global Corp.	181,518
3,798	Caterpillar, Inc.	540,493
1,034	Cummins, Inc.	214,296
2,195	Deere & Co.	461,082
3,977	Delta Air Lines, Inc.	122,690
2,800	Eaton Corp. PLC	285,880
4,172	Emerson Electric Co.	289,829
1,164	Expeditors International of Washington, Inc.	102,886
1,700	FedEx Corp.	373,728
944	Fortune Brands Home & Security, Inc.	79,372
61,015	General Electric Co.	386,835
1,158	Graco, Inc.	67,187
561	Hexcel Corp.	22,098
2,762	Howmet Aerospace, Inc.	48,390
275	Huntington Ingalls Industries, Inc.	41,668
2,204	Illinois Tool Works, Inc.	435,400

Common Stocks – (continued)
Industrials – (continued)
874	Jacobs Engineering Group, Inc.	78,896
5,218	Johnson Controls International PLC	212,529
666	Kansas City Southern	121,239
242	Lennox International, Inc.	67,840
1,738	Lockheed Martin Corp.	678,272
512	Macquarie Infrastructure Corp.	14,346
403	ManpowerGroup, Inc.	29,544
315	MSC Industrial Direct Co., Inc., Class A	20,759
2,225	Nielsen Holdings PLC	33,998
400	Nordson Corp.	74,596
1,794	Norfolk Southern Corp.	381,279
1,094	Northrop Grumman Corp.	374,815
685	Old Dominion Freight Line, Inc.	138,493
474	Oshkosh Corp.	36,503
3,038	Otis Worldwide Corp.	191,090
747	Owens Corning	50,527
9,992	Raytheon Technologies Corp.	609,512
1,468	Republic Services, Inc.	136,113
813	Rockwell Automation, Inc.	187,421
376	Snap-on, Inc.	55,750
3,343	Southwest Airlines Co.	125,630
1,079	Stanley Black & Decker, Inc.	174,043
445	Timken Co. (The)	24,115
747	Toro Co. (The)	56,234
1,673	Trane Technologies PLC	198,066
4,762	Union Pacific Corp.	916,399
1,673	United Airlines Holdings, Inc.*	60,228
4,943	United Parcel Service, Inc., Class B	808,774
503	United Rentals, Inc.*	89,056
1,116	Univar Solutions, Inc.*	20,300
1,109	Verisk Analytics, Inc.	207,017
2,961	Waste Management, Inc.	337,554
388	Woodward, Inc.	33,248
314	W.W. Grainger, Inc.	114,745
634	XPO Logistics, Inc.*	55,963
1,255	Xylem, Inc.	100,626

		11,833,879

Information Technology – 28.9%
381	2U, Inc.*	15,770
4,468	Accenture PLC, Class A	1,072,007
2,569	Adobe, Inc.*	1,318,899
6,233	Advanced Micro Devices, Inc.*	566,081
853	Akamai Technologies, Inc.*	99,315
329	Alliance Data Systems Corp.	14,841
1,963	Analog Devices, Inc.	229,435
87,448	Apple, Inc.	11,284,290
4,898	Applied Materials, Inc.	301,717
1,173	Autodesk, Inc.*	288,206
3,012	Automatic Data Processing, Inc.	418,939
687	Avnet, Inc.	18,899
963	Booz Allen Hamilton Holding Corp.	84,802
763	Broadridge Financial Solutions, Inc.	104,836
1,470	Cadence Design Systems, Inc.*	163,038
755	CDW Corp.	85,806
817	Ciena Corp.*	46,381
22,698	Cisco Systems, Inc.	958,310

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
661	Citrix Systems, Inc.	$95,977
166	Coherent, Inc.*	18,702
818	Dell Technologies, Inc., Class C*	54,053
942	DocuSign, Inc.*	210,066
391	Dolby Laboratories, Inc., Class A	27,311
1,310	Dropbox, Inc., Class A*	27,733
290	Elastic NV*	31,488
327	F5 Networks, Inc.*	43,272
463	Gartner, Inc.*	60,107
6,886	Hewlett Packard Enterprise Co.	66,588
7,642	HP, Inc.	149,401
222	HubSpot, Inc.*	66,529
22,660	Intel Corp.	1,154,527
4,751	International Business Machines Corp.	585,846
1,345	Intuit, Inc.	464,550
1,031	Jabil, Inc.	35,209
531	Jack Henry & Associates, Inc.	87,838
1,756	Juniper Networks, Inc.	43,900
1,310	Keysight Technologies, Inc.*	129,061
773	Lam Research Corp.	259,991
162	Littelfuse, Inc.	29,296
5,908	Mastercard, Inc., Class A	2,116,187
1,418	Maxim Integrated Products, Inc.	97,048
5,946	Micron Technology, Inc.*	270,602
40,033	Microsoft Corp.	9,028,642
224	MongoDB, Inc.*	52,371
910	Motorola Solutions, Inc.	140,822
689	National Instruments Corp.	24,728
1,182	NetApp, Inc.	56,015
2,977	NortonLifeLock, Inc.	70,019
951	Nutanix, Inc., Class A*	27,303
3,154	NVIDIA Corp.	1,687,327
613	Okta, Inc.*	132,022
2,164	ON Semiconductor Corp.*	46,245
10,551	Oracle Corp.	603,728
365	PagerDuty, Inc.*	11,925
2,248	Paychex, Inc.	171,905
242	Paylocity Holding Corp.*	35,634
8,236	PayPal Holdings, Inc.*	1,681,297
212	Pegasystems, Inc.	27,236
660	Pluralsight, Inc., Class A*	12,632
559	PTC, Inc.*	51,098
1,290	Pure Storage, Inc., Class A*	19,685
6,015	QUALCOMM, Inc.	716,386
1,720	Sabre Corp.	12,023
4,632	salesforce.com, Inc.*	1,262,915
1,019	ServiceNow, Inc.*	491,178
848	Splunk, Inc.*	185,992
801	Synopsys, Inc.*	177,261
587	Teradata Corp.*	14,293
880	Teradyne, Inc.	74,774
4,907	Texas Instruments, Inc.	697,530
252	Trade Desk, Inc. (The), Class A*	121,288
1,748	Trimble, Inc.*	91,613
687	Twilio, Inc., Class A*	185,325
303	Universal Display Corp.	53,176
548	VeriSign, Inc.*	117,710

Common Stocks – (continued)
Information Technology – (continued)
11,309	Visa, Inc., Class A	2,397,395
425	VMware, Inc., Class A*(a)	61,387
2,742	Western Union Co. (The)	64,684
918	Workday, Inc., Class A*	220,054
965	Xerox Holdings Corp.	18,200
367	Zebra Technologies Corp., Class A*	105,157
603	Zendesk, Inc.*	58,117

		44,203,946

Materials – 2.4%
1,481	Air Products and Chemicals, Inc.	432,837
708	Albemarle Corp.	64,435
370	Ashland Global Holdings, Inc.	27,265
583	Avery Dennison Corp.	67,273
1,414	Axalta Coating Systems Ltd.*	33,724
2,236	Ball Corp.	179,707
793	Celanese Corp.	80,212
1,432	CF Industries Holdings, Inc.	46,726
910	Crown Holdings, Inc.*	69,934
4,986	Dow, Inc.	224,968
912	Eastman Chemical Co.	66,676
1,673	Ecolab, Inc.	329,715
9,729	Freeport-McMoRan, Inc.	151,870
1,943	Graphic Packaging Holding Co.	27,163
718	International Flavors & Fragrances, Inc.(a)	88,881
2,638	International Paper Co.	95,680
3,527	Linde PLC (United Kingdom)	880,833
1,719	LyondellBasell Industries NV, Class A	112,560
437	Martin Marietta Materials, Inc.	88,654
5,393	Newmont Corp.	362,841
1,087	Sealed Air Corp.	42,719
702	Sonoco Products Co.	37,227
927	Vulcan Materials Co.	111,240
1,795	Westrock Co.	54,443

		3,677,583

Real Estate – 2.5%
2,957	American Tower Corp. REIT	736,737
988	Apartment Investment and Management Co., Class A REIT	35,598
942	AvalonBay Communities, Inc. REIT	148,892
1,042	Boston Properties, Inc. REIT	90,519
629	Camden Property Trust REIT	57,201
2,233	CBRE Group, Inc., Class A*	105,018
2,781	Crown Castle International Corp. REIT	453,998
1,789	Digital Realty Trust, Inc. REIT	278,458
589	Equinix, Inc. REIT	465,180
2,461	Equity Residential REIT	138,923
843	Extra Space Storage, Inc. REIT	89,822
260	Howard Hughes Corp. (The)*	15,369
1,912	Iron Mountain, Inc. REIT	57,532
815	JBG SMITH Properties REIT	22,551
345	Jones Lang LaSalle, Inc.	35,549
2,738	Kimco Realty Corp. REIT	32,829
1,598	Park Hotels & Resorts, Inc. REIT	15,165
4,929	Prologis, Inc. REIT	502,068
739	SBA Communications Corp. REIT	226,186

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
2,497	Ventas, Inc. REIT	$102,901
4,998	Weyerhaeuser Co. REIT	151,489

		3,761,985

Utilities – 2.7%
1,790	Alliant Energy Corp.	96,928
3,563	American Electric Power Co., Inc.	280,871
404	Avangrid, Inc.	19,408
3,608	CenterPoint Energy, Inc.	72,413
2,046	CMS Energy Corp.	123,762
2,401	Consolidated Edison, Inc.	171,287
6,016	Dominion Energy, Inc.	471,895
1,380	DTE Energy Co.	163,765
5,271	Duke Energy Corp.	423,472
2,561	Edison International	134,401
2,415	Eversource Energy	206,990
6,980	Exelon Corp.	257,632
3,881	FirstEnergy Corp.	110,958
361	IDACORP, Inc.	32,454
1,397	MDU Resources Group, Inc.	32,997
3,511	NextEra Energy, Inc.	980,166
1,432	OGE Energy Corp.	45,623
808	Pinnacle West Capital Corp.	59,267
3,620	Public Service Enterprise Group, Inc.	189,109
2,104	Sempra Energy	260,160

		4,133,558

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $122,720,467)		$151,634,749

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
76,274	0.027%	$76,274
(Cost $76,274)

TOTAL INVESTMENTS – 99.3%
(Cost $122,796,741)		$151,711,023

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		1,042,971

NET ASSETS – 100.0%		$152,753,994

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statement of Assets and Liabilities

August 31, 2020

Assets:

Investments in unaffiliated issuers, at value (cost $122,236,547)(a)	$151,179,528

Investments in affiliated issuers, at value (cost $483,920)	455,221

Investments in securities lending reinvestment vehicle, at value which equals cost	76,274

Cash	927,392

Receivables:

Dividends	216,517

Securities lending income	38

Total assets	152,854,970

Liabilities:

Payables:

Upon return of securities loaned	76,274

Management fees	24,702

Total liabilities	100,976

Net Assets:

Paid-in capital	130,028,848

Total distributable earnings	22,725,146

NET ASSETS	$152,753,994
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	3,000,000

Net asset value per share:	$50.92

(a)	Includes loaned securities having a market value of $74,186.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statement of Operations

For the Fiscal Year Ended August 31, 2020

Investment income:

Dividends — unaffiliated issuer (net of foreign withholding taxes of $40)	$2,354,171

Dividends — affiliated issuers	10,589

Securities lending income — unaffiliated issuer	1,104

Total investment income	2,365,864

Expenses:

Management fees	247,063

Trustee fees	6,810

Total expenses	253,873

NET INVESTMENT INCOME	2,111,991

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(3,210,428)

Investments — affiliated issuers	(11,690)

In-kind redemptions — unaffiliated issuers	8,861,864

In-kind redemptions — affiliated issuers	10,307

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	23,611,059

Investments — affiliated issuers	32,192

Net realized and unrealized gain	29,293,304

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,405,295

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Statements of Changes in Net Assets

	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$2,111,991	$3,151,564

Net realized gain (loss)	5,650,053	(2,234,063)

Net change in unrealized gain (loss)	23,643,251	(6,457,542)

Net increase (decrease) in net assets resulting from operations	31,405,295	(5,540,041)

Distributions to shareholders:

From distributable earnings	(2,180,884)	(3,779,599)

From share transactions:

Proceeds from sales of shares	46,857,228	45,068,001

Cost of shares redeemed	(52,602,473)	(179,278,963)

Net decrease in net assets resulting from share transactions	(5,745,245)	(134,210,962)

TOTAL INCREASE (DECREASE)	23,479,166	(143,530,602)

Net assets:

Beginning of year	$129,274,828	$272,805,430

End of year	$152,753,994	$129,274,828

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	For the Fiscal Year Ended August 31,		For the Period June 7, 2018* to August 31, 2018
	2020	2019
Per Share Operating Performance:

Net asset value, beginning of period	$42.04	$42.13	$40.08

Net investment income(a)	0.74	0.72	0.17

Net realized and unrealized gain	8.90	0.08	1.88

Total gain from investment operations	9.64	0.80	2.05

Distributions to shareholders from net investment income	(0.76)	(0.89)	—

Net asset value, end of period	$50.92	$42.04	$42.13

Market price, end of period	$50.88	$42.06	$42.13

Total Return at Net Asset Value(b)	23.29%	2.06%	5.11%

Net assets, end of period (in 000’s)	$152,754	$129,275	$272,805

Ratio of total expenses to average net assets	0.20%	0.20%	0.20	%(c)

Ratio of net investment income to average net assets	1.69%	1.79%	1.84	%(c)

Portfolio turnover rate(d)	14%	17%	2%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) is a diversified series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange-traded fund (“ETF”). Shares of the Fund are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems shares at its NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro- rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

17

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value

18

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

On August 31, 2020 the Fund did not hold Level 3 securities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of August 31, 2020:

JUST U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$880,833	$—	$—

North America	150,753,916	—	—

Securities Lending Reinvestment Vehicle	76,274	—	—

Total	$151,711,023	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the fiscal year ended August 31, 2020, the unitary management fee rate with GSAM was 0.20%.

B.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Fund’s investment in The Goldman Sachs Group, Inc. for the fiscal year ended August 31, 2020:

Beginning value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation	Ending value as of August 31, 2020	Shares as of August 31, 2020	Dividend Income
$ 468,789	$ 188,001	$ (232,378)	$ (1,383)	$ 32,192	$ 455,221	2,222	$ 10,589

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GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

August 31, 2020

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.

Share activity is as follows:

	JUST U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	1,075,000	$46,857,228	1,125,000	$45,067,999
Shares Redeemed	(1,150,000)	(52,602,473)	(4,525,000)	(179,278,963)

NET DECREASE IN SHARES	(75,000)	$(5,745,245)	(3,400,000)	$(134,210,964)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2020, were $18,079,212 and $18,890,405, respectively.

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2020 were $46,721,144 and $52,482,608, respectively.

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the

20

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

7. SECURITIES LENDING (continued)

borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended August 31, 2020, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended August 31, 2020:

Beginning value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2020
$44,769	$4,228,209	$(4,196,704)	$76,274

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 was as follows:

	2020	2019
Distributions paid from:
Ordinary Income	$2,180,884	$3,779,599
Total taxable distributions	$2,180,884	$3,779,599

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GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Notes to Financial Statements (continued)

August 31, 2020

8. TAX INFORMATION (continued)

As of August 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

JUST U.S. Large Cap Equity ETF
Undistributed ordinary income — net	$355,416
Capital loss carryforwards:
Perpetual Short-Term	$(4,099,633)
Perpetual Long-Term	(1,120,241)
Unrealized gains (losses) — net	$27,589,604
Total accumulated earnings (losses) net	$22,725,146

As of August 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

JUST U.S. Large Cap Equity ETF
Tax Cost	$124,121,419
Gross unrealized gain	36,973,777
Gross unrealized loss	(9,384,173)
Net unrealized gains (losses)	$27,589,604

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

The Fund reclassified $8,261,311 from distributable earnings to paid in capital for the year ending August 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the NAV of the Fund and result primarily from redemptions in kind.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior two years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Index Risk — JUST Capital Foundation, Inc. (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data.

Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the

22

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

9. OTHER RISKS (continued)

Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

23

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs JUST U.S. Large Cap Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs JUST U.S. Large Cap Equity ETF (one of the funds constituting Goldman Sachs ETF Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on March 18-19, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

25

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Fund Expenses — Six Month Period ended 8/31/2020 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2020 and held for the six months ended August 31, 2020, which represents a period of 184 days of a 366 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	JUST U.S. Large Cap Equity ETF
	Beginning Account Value 3/1/2020	Ending Account Value 8/31/2020		Expenses Paid*
Actual based on NAV	$1,000	$1,209.80		$1.11
Hypothetical 5% return	$1,000	$1,024.13	+	$1.02

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	The Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund

JUST U.S. Large Cap Equity ETF	0.20%

26

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 66	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 61	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene- editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017- Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987- 2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 62	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019), and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	None

Michael Latham Age: 54	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	46	None

27

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2020.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-621-2550.

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GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Trustees and Officers (Unaudited) (continued) Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs JUST U.S. Large Cap Equity ETF — Tax Information (Unaudited)

For the fiscal year ended August 31, 2020, 100% of the dividends paid from net investment company taxable income by the JUST U.S. Large Cap Equity ETF qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2020, 100% of the dividends paid from net investment company taxable income by the JUST U.S. Large Cap Equity ETF qualify for the dividends received deduction available to corporations.

29

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Data-Driven World ETF
Goldman Sachs Finance Reimagined ETF
Goldman Sachs Human Evolution ETF
Goldman Sachs Manufacturing Revolution ETF
Goldman Sachs New Age Consumer ETF
Goldman Sachs MarketBeta International Equity ETF
Goldman Sachs MarketBeta Emerging Markets Equity ETF
Goldman Sachs MarketBeta U.S. Equity ETF

INDEX DISCLAIMERS

Neither JUST Capital Foundation, Inc. (“JUST Capital”) nor any of its affiliates (collectively, the “JUST Parties”) in any way sells, sponsors, supports, promotes, or endorses the Goldman Sachs JUST U.S. Large Cap Equity ETF (the “GS ETF”), or has involvement in its operations or distribution. The JUST US Large Cap Diversified Index (the “JUST Index”) has been licensed by Russell on an “as is” basis to Goldman Sachs Asset Management L.P. (“Goldman Sachs”) in connection with Goldman Sachs’ sponsorship of the GS ETF, and JUST Capital’s only relationship with Goldman Sachs is the licensing of certain trademarks and trade names of JUST Capital or its affiliates. The JUST Parties and any other person or entity involved in or related to compiling, computing, or creating the JUST Index expressly disclaim all representations, warranties, and liabilities relating to or in connection with the GS ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose).

No JUST Party makes any claim, prediction, warranty, or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST Index, the GS ETF, or any of the data included in either of the foregoing, (ii) the level at which the JUST Index or GS ETF is said to stand at any particular time on any particular day or otherwise, (iii) the suitability of the JUST Index for the purpose to which it is being put in connection with the GS ETF, or (iv) the advisability of investing in securities generally or in any index or ETF, including those provided by Goldman Sachs.

No JUST Party has provided, nor will any provide, any financial or investment advice or recommendation in relation to the JUST Index or the GS ETF to Goldman Sachs Asset Management or to its clients. No JUST Party shall be (i) liable (whether in negligence or otherwise) to any person for any error in the JUST Index or (ii) under any obligation to advise any person of any error therein. Without limiting any of the foregoing, in no event shall any JUST Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits), or any other damages in connection with the JUST Index or the GS ETF.

Data and information regarding the JUST Index is proprietary to JUST Capital or its licensors, and reproduction of such data and information is prohibited except with the prior written permission of JUST Capital. JUST Index® and JUST Capital Index® are trademarks of JUST Capital and have been licensed for use by Goldman Sachs Asset Management L.P. by JUST Capital and/or its agent.

Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index and does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. The JUST US Large Cap Diversified Index was provided on an “as is” basis. Russell, its affiliates and any other person or entity involved in or related to compiling, computing or creating the JUST US Large Cap Diversified Index (collectively, the “Russell Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose).

Russell does not make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST US Large Cap Diversified Index (upon which the Goldman Sachs JUST U.S. Large Cap Equity ETF is based), (ii) the figure at which the JUST US Large Cap Diversified Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the JUST US Large Cap Diversified Index for the purpose to which it is being put in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF.

Russell has not provided and will not provide any financial or investment advice or recommendation in relation to the JUST US Large Cap Diversified Index to Goldman Sachs Asset Management or to its clients. The JUST US Large Cap Diversified Index is calculated by Russell or its agent as calculation agent. Russell shall not be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

Without limiting any of the foregoing, in no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2020 Goldman Sachs. All rights reserved. 218126-OTU-10/2020 JUSTUSLCEETFAR-20

Goldman Sachs Funds

Annual Report	August 31, 2020

Goldman Sachs Thematic ETFs
Data-Driven World ETF (GDAT)
Finance Reimagined ETF (GFIN)
Human Evolution ETF (GDNA)
Manufacturing Revolution ETF (GMAN)
New Age Consumer ETF (GBUY)

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

Goldman Sachs Thematic ETFs

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Reorganization of Goldman Sachs Thematic ETFs

On August 7, 2020, Goldman Sachs Asset Management (“GSAM”), investment adviser for the Goldman Sachs Data-Driven World ETF, Goldman Sachs Finance Reimagined ETF, Goldman Sachs Human Evolution ETF, Goldman Sachs Manufacturing Revolution ETF and Goldman Sachs New Age Consumer ETF (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of the Goldman Sachs ETF Trust (the “Trust”) announced that the Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization of the Acquired Funds with and into the Goldman Sachs Innovate Equity ETF (the “Surviving Fund” and together with the Acquired Funds, the “Funds”), a newly organized series of the Trust (the “Reorganization”).

The Board of Trustees and GSAM believe that the Reorganization is in the best interests of the shareholders of each Fund and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization.

The key terms of the Reorganization include:

∎

Each Acquired Fund will transfer of all of its assets to the Surviving Fund in exchange for shares of the Surviving Fund having an aggregate net asset value (“NAV”) equal to the NAV of such Acquired Fund as of the time of valuation specified in the Plan of Reorganization and the assumption by the Surviving Fund of all of the liabilities of such Acquired Fund. Shares of the Surviving Fund received by the Surviving Fund will be distributed to the shareholders of each Acquired Fund in complete liquidation of each Acquired Fund.

∎

Currently, each Acquired Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of an underlying index designed to provide exposure to certain potential drivers of changes in the economy, or “Themes.” The Surviving Fund will seek to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive Innovative Global Equity Index, which will combine the five Themes on an equal-weighted basis to provide exposure to companies that may benefit from technological innovation and the resulting changes in the economy.

It is currently anticipated that the Reorganization will conclude after the close of business on November 6, 2020, subject to compliance with all regulatory requirements and satisfaction of customary closing conditions. Shares of the Surviving Fund are expected to begin trading on the NYSE Arca, Inc. on November 9, 2020. Shareholders of each Acquired Fund are not required to approve the Plan of Reorganization. The Surviving Fund has not commenced investment operations and does not currently have shareholders.

1

INVESTMENT PROCESS

Goldman Sachs ETF Trust

Principal Investment Strategies

During the Reporting Period, certain changes were made to the names and the respective underlying indices (each, an “Index”) of the Goldman Sachs Motif Data-Driven World ETF, Goldman Sachs Motif Finance Reimagined ETF, Goldman Sachs Motif Human Evolution ETF, Goldman Sachs Motif Manufacturing Revolution ETF and Goldman Sachs Motif New Age Consumer ETF (each, a “Fund”).

Effective May 15, 2020, Goldman Sachs Asset Management, L.P. (“GSAM”) replaced Motif Capital Management, Inc. as the Index Provider for the Funds. At the same time, “Goldman Sachs” replaced “Motif” in the name of each Index and “Motif” was removed from the name of each Fund. No changes were made to the Funds’ respective investment strategies. In connection with the changes discussed above, the quarterly rebalances for each Index scheduled for May and August 2020 did not take place.

The investment objective of each of the Goldman Sachs Data-Driven World ETF, the Goldman Sachs Finance Reimagined ETF, the Goldman Sachs Human Evolution ETF, the Goldman Sachs Manufacturing Revolution ETF and the Goldman Sachs New Age Consumer ETF, is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its Index, in depositary receipts representing securities included in its Index and in underlying stocks in respect of depositary receipts included in its Index. Given each Fund’s investment objective of attempting to track its underlying index, the Funds do not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Each Index is designed to deliver exposure to equity securities of companies located across developed and emerging markets worldwide, listed and traded on major exchanges in certain developed markets, including Australia, Canada, France, Germany, Hong Kong, Japan, South Korea, Switzerland, the Netherlands, the U.K. and the U.S. In addition, company and stock screens are applied to set minimum liquidity and investability requirements for stocks in the eligible universe (“Index Universe”).

The Index Provider determines the components of each Index based on that Index’s exposure to certain Themes (i.e., the Data-Driven World Theme, the Finance Reimagined Theme, the Human Evolution Theme, the Manufacturing Revolution Theme and the New Age Consumer Theme), as well as related Sub-Themes, and in accordance with a rules-based methodology that involves five steps.

Step 1

In the first step, a quantitative measurement is made of the exposure of companies in each Index Universe to each Sub-Theme (“Sub-Theme Thematic Beta”).

For the Digitization of Finance Sub-Theme and the Asset Management Makeover Sub-Theme within the Goldman Sachs Finance Reimagined Index, and all Sub-Themes within the Goldman Sachs New Age Consumer Index:

To calculate a Sub-Theme Thematic Beta, the Index Provider applies automated semantic search algorithms to multiple regulatory filings filed with the applicable regulators or major stock exchanges in certain developed markets to score the relevance of a Sub-Theme to a company. Each regulatory filing is scored for the relevance of the Sub-Theme by applying an automated semantic search algorithm. This algorithm assigns a score to the regulatory filing based on the topic, document length, and number of mentions of the topic, among other factors. Regulatory filings scoring above a fixed theme relevance threshold are then mapped, if possible, to a company. For each company that has a total market capitalization of at least $500,000,000 in U.S. dollars, a stock with an average daily trading volume over the most recent 30-day period (“ADTV”) of at least $1,000,000 in U.S. dollars and at least 50 days of historical returns data over the most recent 90-day period, the company’s reported revenue streams are examined to determine whether each revenue stream is relevant to the Sub-Theme. The company’s Sub-Theme Thematic Beta is equal to the sum of all revenue streams of such company that are theme-relevant divided by the company’s total revenue.

For all other Sub-Themes within each Index:

To calculate a Sub-Theme Thematic Beta, the Index Provider applies automated semantic search algorithms to multiple datasets and documents to score the relevance of a Sub-Theme to a company. The datasets and documents used include one or more of (1) regulatory filings filed with the applicable regulators or major stock exchanges in certain developed markets, (2) academic

2

INVESTMENT PROCESS

journals, and (3) patent filings (the “Search Corpus”). The Search Corpus for the Goldman Sachs Human Evolution Index also includes clinical trial data. Each dataset and document in the Search Corpus is scored for the relevance of the Sub-Theme by applying an automated semantic search algorithm. This algorithm assigns a score to the dataset or document based on the topic, document length, and number of mentions of the topic, among other factors. Datasets and documents with a non-zero score are then mapped, if possible, to a company. Multiple entries within a type of Search Corpus for each company are then combined to make a single score. This results in up to three (or four, in the case of the Goldman Sachs Human Evolution Index) quantitative measurements of the relevance of the Sub-Theme to a company: the “Filing Search Beta,” sourced from the regulatory filings; the “Academic Beta,” sourced from academic journals; and the “Patent Beta,” sourced from patent filings. The three (or four) quantitative measurements are then combined to give a company an overall Sub-Theme Thematic Beta. For the Goldman Sachs Human Evolution Index, the “Clinical Trial Beta,” sourced from clinical trial data, is also combined to calculate a company’s Sub-Theme Thematic Beta.

Step 2

In the second step, a company’s Sub-Theme Thematic Betas for all Sub-Themes are combined to give that company a single Thematic Beta. Each respective Index Universe consists of all companies with a non-zero applicable Thematic Beta.

Step 3

In the third step, each company in the Index Universe is mapped, if possible, to one or more common equity securities listed on major stock exchanges in certain developed markets. If no relevant security is found, the company is removed from the Index Universe.

Step 4

In the fourth step, liquidity, investability and/or theme relevance screens are applied to the Index Universe. Stocks of companies with an applicable Thematic Beta below a fixed threshold are removed from the Index Universe. Additionally, for all Sub-Themes within each Index except the Digitization of Finance Sub-Theme and the Asset Management Makeover Sub-Theme within the Goldman Sachs Finance Reimagined Index, and all Sub-Themes within the Goldman Sachs New Age Consumer Index, stocks of companies with any of the following characteristics are removed from the Index Universe:

•	An ADTV of less than $1,000,000 in U.S. dollars;

•	A total market capitalization of less than $500,000,000 in U.S. dollars;

•	Less than 50 days of historical returns data over the most recent 90-day period; or

•	A Thematic Beta below a fixed threshold.

All remaining stocks are included in the Index. In addition, if the size of the remaining Index Universe is greater than 120 stocks, the final Index Universe is reduced to 120 stocks based on a function of the applicable Thematic Beta, market variables and the weight of the stock from the previous rebalancing, if any.

Step 5

In the fifth step, stocks are weighted according to a function of a company’s market capitalization and applicable Thematic Beta. A minimum weight of 0.1% and a maximum weight of the lesser of 5% or the ADTV of such stock multiplied by 10-9 (for example, an ADTV of $10 million would correspond to a maximum weight of 1%) are applied to each stock to reduce concentration in individual securities and increase diversification of the Index.

Each Index is reconstituted and rebalanced quarterly on the third Friday of each February, May, August and November.

* * *

At the end of the Reporting Period, i.e., the 12 months ended August 31, 2020, we believed that the Funds presented attractive long-term opportunities, as their respective underlying secular growth Themes and Sub-Themes were still in the early innings of their potential value. Although the growth style of these Themes and Sub-Themes and their exposure to emerging markets may lead to short-term volatility, we remained confident overall in their long-term strength.

3

PORTFOLIO RESULTS

Goldman Sachs Data-Driven World ETF

Investment Objective

The Goldman Sachs Data-Driven World ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Data-Driven World Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 41.46% based on net asset value (“NAV”) and 41.57% based on market price. The Index returned 41.54% during the same period.

The Fund had a NAV of $51.34 per share on August 31, 2019 and ended the Reporting Period with a NAV of $71.88 per share. The Fund’s market price on August 31, 2020 was $72.02 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the ongoing rapid increase in electronically recorded data in the world and its impact on the lifecycle of data delivery and processing (the “Data-Driven World Theme”). This lifecycle includes the recording, transmission, storage and processing, securing and analysis of data. The focus of the Index is to identify and weight companies that originate data solutions as well as companies that deploy data solutions to solve business problems. The Data-Driven World Theme is separated into five sub-themes (each a “Sub-Theme,” and collectively, the “Sub-Themes”), each of which relates to a part of the data lifecycle. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

During the Reporting Period, the Fund generated positive absolute returns that closely tracked the Index, as measured by NAV. All of the underlying Sub-Themes contributed positively to the Index’s performance. Artificial Intelligence added the most to results, followed at a distance by the Internet of Things, Cybersecurity, Data Infrastructure and Big Data Sub-Themes. The Artificial Intelligence Sub-Theme represents companies that may benefit from the development of artificial intelligence, which, for the purposes of the Index, refers to the ability of a machine to perform cognitive tasks typically associated with human brains, such as perception, reasoning, learning, interacting with the environment and problem solving. The Internet of Things Sub-Theme represents companies that may benefit from the development of the Internet of Things, which, for the purposes of the Index, refers to the collection of consumer and industrial network-connected devices beyond traditional appliances. The Cybersecurity Sub-Theme represents companies that may benefit from the need to secure data in an online world. For the purposes of the Index, cybersecurity refers to the practice of ensuring the integrity, confidentiality and availability of information. The Data Infrastructure Sub-Theme represents companies that may benefit from the expansion in physical infrastructure to transmit and store data. For the purposes of the Index, data infrastructure refers to the range of hardware components needed for transmission and storage of large quantities of data, such as routers and switches, wired and wireless transmission networks, and high-density storage. The Big Data Sub-Theme represents companies that may benefit from

4

PORTFOLIO RESULTS

the development of big data technologies. For the purposes of the Index, big data refers to the set of software technologies associated with the storage, processing and analytics of large-scale structured and unstructured data.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period, and which contributed least?

A	During the Reporting Period, the Index benefited most from positions in U.S.-based NVIDIA, which engages in the design and manufacture of computer graphics processors, chipsets and related multimedia software; U.S.-based Apple, a multinational technology company; and U.S.-based Amazon.com, an e-commerce retailing behemoth (5.16%, 3.68% and 4.24%, respectively, of Fund net assets as of August 31, 2020). Positions in Capital One Financial, a U.S. bank holding company; HEROZ, a Japan-based developer of artificial intelligence technology; and Western Digital, a U.S. hard disk drive manufacturer and data storage company (0.42%, 0.17% and 0.46%, respectively, of Fund net assets as of August 31, 2020) contributed least positively to the Index’s performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s regional positioning relative to the Index at the end of the Reporting Period?[1]

Region Name	Fund[2]	Index

North America	75.3%	75.3%
Emerging Markets	13.1	13.1
Developed Europe	8.1	8.1
Developed Asia Pacific	3.4	3.4

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

5

FUND BASICS

Data-Driven World ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$72.02
Net Asset Value (NAV)[1]	$71.88

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

NVIDIA Corp.	5.1%	Information Technology	United States
Amazon.com, Inc.	4.2	Consumer Discretionary	United States
Apple, Inc.	3.7	Information Technology	United States
Microsoft Corp.	3.5	Information Technology	United States
Facebook, Inc., Class A	3.3	Communication Services	United States
Alphabet, Inc., Class A	3.0	Communication Services	United States
Advanced Micro Devices, Inc.	2.3	Information Technology	United States
Alibaba Group Holding Ltd. ADR	2.2	Consumer Discretionary	China
Intel Corp.	2.2	Information Technology	United States
Adobe, Inc.	2.2	Information Technology	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS DATA-DRIVEN WORLD ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on March 1, 2019 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Goldman Sachs Data-Driven World Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Data-Driven World ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 1, 2019 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced March 1, 2019)	41.46%	28.17%

Shares based on Market Price (Commenced March 1, 2019)	41.57%	28.33%

Goldman Sachs Data-Driven World Index**	41.54%	28.40%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

**	Effective May 15, 2020, GSAM replaced Motif Capital Management, Inc. as the Index Provider for the Index and “Goldman Sachs” replaced “Motif” in the name of the Index. In addition, the quarterly rebalances for the Index scheduled for May and August 2020 did not take place. No other changes were made to the Index’s methodology.

7

PORTFOLIO RESULTS

Goldman Sachs Finance Reimagined ETF

Investment Objective

The Goldman Sachs Finance Reimagined ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Finance Reimagined Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 21.05% based on net asset value (“NAV”) and 21.10% based on market price. The Index returned 20.91% during the same period.

The Fund had a NAV of $55.59 per share on August 31, 2019 and ended the Reporting Period with a NAV of $66.76 per share. The Fund’s market price on August 31, 2020 was $66.86 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the ongoing structural changes in the support and delivery of financial services (the “Finance Reimagined Theme”). These structural changes include the impact of rapid technological change on the industry, including the effects of the development of blockchain technology, and the split in the asset management industry toward very low and high cost investment strategies. The Finance Reimagined Theme is separated into three sub-themes (each a “Sub-Theme,” and collectively, the “Sub- Themes”), each of which relates to a part of the data lifecycle. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

During the Reporting Period, the Fund recorded positive absolute returns that modestly outperformed the Index, as measured by NAV. All of the underlying Sub-Themes contributed positively to the Index’s performance. The Digitization of Finance added the most, followed at some distance by the Blockchain and Asset Management Makeover Sub-Themes. The Digitization of Finance Sub-Theme represents companies that may benefit from the digitization of traditional financial services, which, for the purposes of the Index, refers to the impact of technological changes on the support and delivery of traditional financial services, such as payments, lending and insurance. The Blockchain Sub-Theme represents companies that may benefit from the development of blockchain technology, which, for the purposes of the Index, refers to the technology underlying distributed ledgers, applicable to payments, currencies and to other fields and industries that depend on a trusted intermediary. The Asset Management Makeover Sub-Theme represents companies that may benefit from the bifurcation in strategies in the asset management industry. For the purposes of the Index, asset management makeover refers to the movement of assets into low cost, often passive investments such as exchange-traded funds and index funds, and high cost, often complex investments such as private equity and hedge funds.

8

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period, and which contributed least?

A	During the Reporting Period, positions in U.S.-based payment processors Square, PayPal Holdings and Mastercard (5.17%, 3.52% and 5.34%, respectively, of Fund net assets as of August 31, 2020) added most to the Index’s returns. Contributing least to the Index’s results during the Reporting Period were Wirecard, a German payment processor; Quidian, a China-based online provider of small consumer credit products; and American Express, a U.S.-based multinational financial services company (0.00%,[1] 0.11% and 1.74%, respectively, of Fund net assets as of August 31, 2020).

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s regional positioning relative to the Index at the end of the Reporting Period?[2]

Region Name	Fund[3]	Index

North America	79.3%	79.3%
Developed Europe	11.2	11.2
Emerging Markets	5.4	5.4
Developed Asia Pacific	4.0	4.0

[1]	Some weights are 0.00% at August 31, 2020 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

9

FUND BASICS

Finance Reimagined ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$66.86
Net Asset Value (NAV)[1]	$66.76

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Mastercard, Inc., Class A	5.3%	Information Technology	United States
Square, Inc., Class A	5.2	Information Technology	United States
Visa, Inc., Class A	4.1	Information Technology	United States
PayPal Holdings, Inc.	3.5	Information Technology	United States
Fidelity National Information Services, Inc.	2.3	Information Technology	United States
Intuit, Inc.	2.2	Information Technology	United States
Worldline SA	1.9	Information Technology	France
American Express Co.	1.7	Financials	United States
ZhongAn Online P&C Insurance Co. Ltd., Class H	1.7	Financials	China
Zillow Group, Inc., Class C	1.7	Communication Services	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS FINANCE REIMAGINED ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on March 1, 2019 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Goldman Sachs Finance Reimagined Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Finance Reimagined ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 1, 2019 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced March 1, 2019)	21.05%	20.80%

Shares based on Market Price (Commenced March 1, 2019)	21.10%	20.94%

Goldman Sachs Finance Reimagined Index**	20.91%	20.89%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

**	Effective May 15, 2020, GSAM replaced Motif Capital Management, Inc. as the Index Provider for the Index and “Goldman Sachs” replaced “Motif” in the name of the Index. In addition, the quarterly rebalances for the Index scheduled for May and August 2020 did not take place. No other changes were made to the Index’s methodology.

11

PORTFOLIO RESULTS

Goldman Sachs Human Evolution ETF

Investment Objective

The Goldman Sachs Human Evolution ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Human Evolution Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 29.91% based on net asset value (“NAV”) and 30.08% based on market price. The Index returned 30.15% during the same period.

The Fund had a NAV of $50.15 per share on August 31, 2019 and ended the Reporting Period with a NAV of $64.96 per share. The Fund’s market price on August 31, 2020 was $65.19 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the development of new knowledge, medicines and technologies for the medical treatment of the human condition, from birth to end-of-life care (the “Human Evolution Theme”). The Human Evolution Theme is separated into five sub-themes (each a “Sub-Theme,” and collectively, the “Sub-Themes”), each of which relates to a part of the data lifecycle. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

During the Reporting Period, the Fund generated positive absolute returns but modestly underperformed the Index, as measured by NAV. All of the underlying Sub-Themes contributed positively to the Index’s returns. Precision Medicine added the most, followed at some distance by the Life Extension, Genomics, Digital Medicine and Robotic Surgery Sub-Themes. The Precision Medicine Sub-Theme represents companies that may benefit from the development of precise medical treatments. For the purposes of the Index, precision medicine refers to medical treatments or techniques that are either physically precise, targeting a specific group or type of cells, or tailored to a group of patients. The Life Extension Sub-Theme represents companies that may benefit from the long-term demographic shift towards an older population. For the purposes of the Index, life extension refers to medical products and services geared towards managing the health of an aging population. The Genomics Sub-Theme represents companies that may benefit from the development of genomics, which, for the purposes of the Index, refers to the study of genomes, including genome sequencing and bioinformatics, and its application to healthcare as genomic medicine and pharmacogenomics, including gene therapy, gene editing and the use of biomarkers. The Digital Health Sub-Theme represents companies that may benefit from the development of digital health tools. For the purposes of the Index, digital health refers to the use of electronic data and software tools of analysis to assist in health care treatment and the development of drugs. The Robotic Surgery Sub-Theme represents companies that may benefit from the development of robotic surgery, which, for the purposes of the Index, refers to technology that enables minimally invasive surgery as well as the use of miniaturized surgical instruments and robotic systems to assist in surgical procedures.

12

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period, and which contributed least?

A	During the Reporting Period, the biggest positive contributors to the Index’s performance were positions in Moderna, a U.S.-based biotechnology company; Intuitive Surgical, a U.S. maker of robotic technologies for surgery; and DexCom, a U.S. company that develops and manufacturers continuous glucose monitoring systems for diabetes management (1.53%, 5.04% and 1.97%, respectively, of Fund net assets as of August 31, 2020). Contributing least to the Index’s returns during the Reporting Period were a position in U.S. biotechnology company bluebird bio and positions in U.K.-based Smith & Nephew and U.S.- based Boston Scientific, each a medical device manufacturer (0.40%, 1.22% and 2.85%, respectively, of Fund net assets as of August 31, 2020).

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s regional positioning relative to the Index at the end of the Reporting Period?[1]

Region Name	Fund[2]	Index

North America	74.3%	74.3%
Developed Europe	18.4	18.4
Emerging Markets	5.2	5.2
Developed Asia Pacific	2.0	2.0

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

13

FUND BASICS

Human Evolution ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$65.19
Net Asset Value (NAV)[1]	$64.96

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Intuitive Surgical, Inc.	5.0%	Health Care	United States
Abbott Laboratories	4.0	Health Care	United States
Medtronic PLC	3.5	Health Care	United States
Johnson & Johnson	3.0	Health Care	United States
Boston Scientific Corp.	2.9	Health Care	United States
Roche Holding AG	2.7	Health Care	Switzerland
AstraZeneca PLC	2.7	Health Care	United Kingdom
Fresenius Medical Care AG & Co. KGaA	2.6	Health Care	Germany
BeiGene Ltd. ADR	2.5	Health Care	China
Align Technology, Inc.	2.1	Health Care	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS HUMAN EVOLUTION ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on March 1, 2019 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Goldman Sachs Human Evolution Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Human Evolution ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 1, 2019 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced March 1, 2019)	29.91%	18.48%

Shares based on Market Price (Commenced March 1, 2019)	30.08%	18.75%

Goldman Sachs Human Evolution Index**	30.15%	18.82%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

**	Effective May 15, 2020, GSAM replaced Motif Capital Management, Inc. as the Index Provider for the Index and “Goldman Sachs” replaced “Motif” in the name of the Index. In addition, the quarterly rebalances for the Index scheduled for May and August 2020 did not take place. No other changes were made to the Index’s methodology.

15

PORTFOLIO RESULTS

Goldman Sachs Manufacturing Revolution ETF

Investment Objective

The Goldman Sachs Manufacturing Revolution ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Manufacturing Revolution Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 46.71% based on net asset value (“NAV”) and 46.77% based on market price. The Index returned 46.85% during the same period.

The Fund had a NAV of $48.11 per share on August 31, 2019 and ended the Reporting Period with a NAV of $70.14 per share. The Fund’s market price on August 31, 2020 was $70.33 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the ongoing technology-driven transformation of the manufacturing industry (the “Manufacturing Revolution Theme”). This transformation includes the use of new materials and energy sources to supply the manufacturing process, the application of new methods and processes, and the manufacture of new products. The focus of the Index is to identify and weight companies that are originating new solutions for manufacturing as well as companies that are deploying new solutions to solve business problems. The Manufacturing Revolution Theme is separated into five sub-themes (each a “Sub-Theme,” and collectively, the “Sub-Themes”), each of which relates to a part of the data lifecycle. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

During the Reporting Period, the Fund generated positive absolute returns but modestly underperformed the Index, as measured by NAV. All of the underlying Sub-Themes contributed positively to the Index’s performance. Future Mobility added the most to results, followed at a distance by Robotics. The Clean Energy, Drones and 3D Printing Sub-Themes also bolstered the Index’s returns. The Future Mobility Sub-Theme represents companies that may benefit from the development of new methods of mobility. For the purposes of the Index, future mobility refers to road vehicles, including automobiles and trucks that apply one or both of electrification and partially or fully autonomous driving capabilities. The Robotics Sub-Theme represents companies that may benefit from the increased sophistication of robotics used in the manufacturing process. For the purposes of the Index, robotics refers to the ability of a machine to perform physical tasks that previously either were not possible or required a human. The Clean Energy Sub-Theme represents companies that may benefit from the development of clean energy sources. For the purposes of the Index, clean energy refers to energy from renewable resources, such as solar, wind and biofuel, as well as battery technology needed for the storage of intermittent power sources. The Drones Sub-Theme represents companies that may benefit from the development of drones, which, for the purposes of the Index, refers to aerial, land or sea-based unmanned vehicles, either remotely operated or autonomous, used in military, consumer or industrial applications. The 3D Printing Sub-Theme represents companies that may benefit from the development

16

PORTFOLIO RESULTS

of 3D printing and its application in manufacturing. For the purposes of the Index, 3D printing refers to the additive process of manufacturing a three-dimensional object from a digital design.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period, and which contributed least?

A	During the Reporting Period, the Index benefited most from positions in Tesla, a U.S. automotive and energy company; NVIDIA, a U.S.-based company engaged in the design and manufacture of computer graphics processors, chipsets and related multimedia software; and NIO, a Chinese automobile manufacturer (9.78%, 3.44% and 3.30%, respectively, of Fund net assets as of August 31, 2020). Positions in three aerospace and defense companies — U.S.-based Boeing and Raytheon Technologies and France-based Safran (0.00%,[1] 0.46% and 1.01%, respectively, of Fund net assets as of August 31, 2020) — contributed least to the Index’s results during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s regional positioning relative to the Index at the end of the Reporting Period?[2]

Region Name	Fund[3]	Index

North America	58.0%	58.0%
Developed Europe	19.3	19.3
Emerging Markets	13.4	13.4
Developed Asia Pacific	9.3	9.3

[1]	Some weights are 0.00% at August 31, 2020 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

17

FUND BASICS

Manufacturing Revolution ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$70.33
Net Asset Value (NAV)[1]	$70.14

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Tesla, Inc.	9.7%	Consumer Discretionary	United States
NVIDIA Corp.	3.4	Information Technology	United States
NIO, Inc. ADR	3.3	Consumer Discretionary	China
Amazon.com, Inc.	2.9	Consumer Discretionary	United States
ABB Ltd.	2.7	Industrials	Switzerland
Rockwell Automation, Inc.	2.3	Industrials	United States
JD.com, Inc. ADR	2.1	Consumer Discretionary	China
Dassault Systemes	1.9	Information Technology	France
Schneider Electric SE	1.9	Industrials	France
SolarEdge Technologies, Inc.	1.8	Information Technology	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS MANUFACTURING REVOLUTION ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on March 1, 2019 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Goldman Sachs Manufacturing Revolution Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Manufacturing Revolution ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 1, 2019 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced March 1, 2019)	46.71%	26.89%

Shares based on Market Price (Commenced March 1, 2019)	46.77%	27.12%

Goldman Sachs Manufacturing Revolution Index**	46.85%	27.10%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

**	Effective May 15, 2020, GSAM replaced Motif Capital Management, Inc. as the Index Provider for the Index and “Goldman Sachs” replaced “Motif” in the name of the Index. In addition, the quarterly rebalances for the Index scheduled for May and August 2020 did not take place. No other changes were made to the Index’s methodology.

19

PORTFOLIO RESULTS

Goldman Sachs New Age Consumer ETF

Investment Objective

The Goldman Sachs New Age Consumer ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs New Age Consumer Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 57.41% based on net asset value (“NAV”) and 57.52% based on market price. The Index returned 57.74% during the same period.

The Fund had a NAV of $52.74 per share on August 31, 2019 and ended the Reporting Period with a NAV of $82.85 per share. The Fund’s market price on August 31, 2020 was $83.07 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to companies with common equity securities listed on exchanges in certain developed markets that may benefit from the ongoing structural shifts in the consumer market due to changes in demographics, technology and preferences (the “New Age Consumer Theme”). The focus of the Index is to identify and weight companies that are originating and monetizing new consumer products as well as those creating and supporting the infrastructure to produce them. The New Age Consumer Theme is separated into seven sub-themes (each a “Sub-Theme,” and collectively, the “Sub-Themes”), each of which relates to a part of the data lifecycle. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

During the Reporting Period, the Fund generated positive absolute returns but modestly underperformed the Index, as measured by NAV. All of the underlying Sub-Themes contributed positively to the Index’s returns. E-commerce added the most, followed at a distance by the Online Gaming Sub-Theme. Evolution of Education, Health and Wellness, Online Music and Video, Social Media and Experiences over Goods also enhanced the Index’s performance. The E-commerce Sub-Theme represents companies that may benefit from the expansion of e-commerce, which, for the purposes of the Index, refers to the purchase and delivery of goods and services over the Internet. The Online Gaming Sub-Theme represents companies that may benefit from the popularity of online gaming, which for the purposes of the Index, refers to a game that is either partially or primarily played through the Internet, including video games and games that may have traditionally been delivered in person, such as betting. The Evolution of Education Sub-Theme represents companies that may benefit from the evolution of education, which, for the purposes of the Index, refers to the delivery of educational materials over the Internet, such as interactive and non-interactive multimedia content, the streaming of lectures and the delivery of teaching and tutoring services online, and for-profit education services in emerging markets. The Health and Wellness Sub-Theme represents companies that may benefit from consumer interest in health and wellness, which, for the purposes of the Index, refers to consumer health-related goods and services outside of traditional health care (e.g., relating to nutrition, exercise and health tracking). The Online Music and Video Sub-Theme represents companies that may benefit from demand for music and video delivered over the Internet. For

20

PORTFOLIO RESULTS

the purposes of the Index, online music and video refers to the digital distribution of music and video. The Social Media Sub-Theme represents companies that may benefit from the development of social media, which, for the purposes of the Index, refers to online platforms that connect people and allow members to interact with one another. The Experiences over Goods Sub-Theme represents companies that may benefit from demand by consumers for experiences relative to goods. For the purposes of the Index, experiences over goods refers to demand for experiences, and the goods that relate to those experiences, relative to the demand for physical goods unrelated to those experiences.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period, and which contributed least?

A	During the Reporting Period, the Index was helped most by positions in Meituan Dianping, a Chinese web-based shopping platform; Amazon.com, the U.S.-based e-commerce retailing behemoth; and Sea, a Singapore-based provider of forensic engineering services (2.99%, 3.49% and 2.38%, respectively, of Fund net assets as of August 31, 2020). Positions in U.S. online travel company Expedia Group; U.S. manufacturer of footwear, sportswear and casual apparel Under Armour; and U.S. chicken producer Pilgrim’s Pride (0.56%, 0.29% and 0.34%, respectively, of Fund net assets as of August 31, 2020) contributed least to the Index’s results during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s regional positioning relative to the Index at the end of the Reporting Period?[1]

Region Name	Fund[2]	Index

North America	50.1%	50.1%
Emerging Markets	27.9	27.9
Developed Europe	11.0	11.0
Developed Asia Pacific	10.9	10.9

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index.

21

FUND BASICS

New Age Consumer ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$83.07
Net Asset Value (NAV)[1]	$82.85

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Amazon.com, Inc.	3.5%	Consumer Discretionary	United States
Facebook, Inc., Class A	3.3	Communication Services	United States
Alibaba Group Holding Ltd. ADR	3.1	Consumer Discretionary	China
Meituan Dianping, Class B	3.0	Consumer Discretionary	China
Tencent Holdings Ltd.	2.9	Communication Services	China
JD.com, Inc. ADR	2.6	Consumer Discretionary	China
Sea Ltd. ADR	2.4	Communication Services	Taiwan
Netflix, Inc.	2.4	Communication Services	United States
Pinduoduo, Inc. ADR	2.0	Consumer Discretionary	China
Wayfair, Inc., Class A	1.9	Consumer Discretionary	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS NEW AGE CONSUMER ETF

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on March 1, 2019 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Goldman Sachs New Age Consumer Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs New Age Consumer ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 1, 2019 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	1 Year Return	Since Inception
Shares based on NAV (Commenced March 1, 2019)	57.41%	38.66%

Shares based on Market Price (Commenced March 1, 2019)	57.52%	38.90%

Goldman Sachs New Age Consumer Index**	57.74%	39.08%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

**	Effective May 15, 2020, GSAM replaced Motif Capital Management, Inc. as the Index Provider for the Index and “Goldman Sachs” replaced “Motif” in the name of the Index. In addition, the quarterly rebalances for the Index scheduled for May and August 2020 did not take place. No other changes were made to the Index’s methodology.

23

GOLDMAN SACHS DATA-DRIVEN WORLD ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.9%
Communication Services – 10.9%
770	Alphabet, Inc., Class A*	$1,254,738
4,310	Baidu, Inc. ADR (China)*	536,897
3,993	Criteo SA ADR (France)*	51,989
4,585	Facebook, Inc., Class A*	1,344,322
1,975	Heroz, Inc. (Japan)*	71,796
12,491	Nippon Telegraph & Telephone Corp. (Japan)	284,050
193,480	PCCW Ltd. (Hong Kong)	121,328
744	SK Telecom Co. Ltd. (South Korea)	155,326
6,804	SoftBank Group Corp. (Japan)	423,337
30,362	Sogou, Inc. ADR (China)*	262,631

		4,506,414

Consumer Discretionary – 9.2%
3,126	Alibaba Group Holding Ltd. ADR (China)*	897,256
506	Amazon.com, Inc.*	1,746,186
5,486	eBay, Inc.	300,523
9,178	JD.com, Inc. ADR (China)*	721,758
2,716	Shutterstock, Inc.	136,669

		3,802,392

Financials – 2.6%
15,095	Bank of America Corp.	388,545
2,511	Capital One Financial Corp.	173,334
46,850	Ping An Insurance Group Co. of China Ltd., Class H (China)	499,019

		1,060,898

Industrials – 1.1%
2,194	Allegion PLC	226,838
1,427	Equifax, Inc.	240,121

		466,959

Information Technology – 72.8%
7,935	21Vianet Group, Inc. ADR (China)*	184,171
2,321	Accenture PLC, Class A	556,878
1,729	Adobe, Inc.*	887,651
10,423	Advanced Micro Devices, Inc.*	946,617
2,688	Akamai Technologies, Inc.*	312,964
1,568	Alarm.com Holdings, Inc.*	93,876
1,373	Alteryx, Inc., Class A *(a)	165,900
4,304	Ambarella, Inc.*	226,821
2,147	Amdocs Ltd.	131,461
11,748	Apple, Inc.	1,515,962
4,687	Avaya Holdings Corp.*	72,742
33,856	BlackBerry Ltd. (Canada)*	176,728
5,621	Blue Prism Group PLC (United Kingdom)*	119,366
2,118	Booz Allen Hamilton Holding Corp.	186,511
1,483	Broadcom, Inc.	514,823
2,529	Cadence Design Systems, Inc.*	280,491
2,362	CEVA, Inc.*	99,794
2,822	Check Point Software Technologies Ltd. (Israel)*	356,306

Common Stocks – (continued)
Information Technology – (continued)
164,662	Chinasoft International Ltd. (China)*	117,067
3,632	Ciena Corp.*	206,189
10,948	Cisco Systems, Inc.	462,225
13,005	Cloudera, Inc.*	171,796
3,927	Cognex Corp.	271,709
6,169	CommScope Holding Co., Inc.*	63,541
1,997	CommVault Systems, Inc.*	86,330
12,078	Conduent, Inc.*	40,824
1,839	CyberArk Software Ltd.*	203,210
6,350	Dell Technologies, Inc., Class C*	419,608
3,820	Dialog Semiconductor PLC (United Kingdom)*	165,792
1,568	ExlService Holdings, Inc.*	99,866
9,935	Extreme Networks, Inc.*	43,416
431	Fair Isaac Corp.*	181,360
17,622	FireEye, Inc.*	258,691
2,732	FLIR Systems, Inc.	100,811
4,754	Fortinet, Inc.*	627,552
3,180	GDS Holdings Ltd. ADR (China)*	257,389
21,911	Himax Technologies, Inc. ADR (Taiwan)*	82,385
10,493	Infineon Technologies AG (Germany)	290,637
31,918	Infosys Ltd. ADR (India)	402,167
17,594	Intel Corp.	896,414
4,638	International Business Machines Corp.	571,912
1,109	Intuit, Inc.	383,038
2,510	Itron, Inc.*	149,521
7,558	Juniper Networks, Inc.	188,950
7,910	Lattice Semiconductor Corp.*	226,226
4,029	Logitech International SA (Switzerland)	298,981
3,042	MACOM Technology Solutions Holdings, Inc.*	108,386
7,300	Marvell Technology Group Ltd.	283,094
4,229	MaxLinear, Inc.*	102,976
4,415	Medallia, Inc.*	159,779
7,377	Micron Technology, Inc.*	335,727
6,418	Microsoft Corp.	1,447,452
1,886	MongoDB, Inc.*	440,947
5,672	NEC Corp. (Japan)	298,991
3,065	NetScout Systems, Inc.*	70,924
1,805	Nice Ltd. ADR (Israel)*	414,879
56,329	Nokia OYJ ADR (Finland)*(a)	276,012
21,350	NortonLifeLock, Inc.	502,152
13,599	Nuance Communications, Inc.*	407,426
3,970	NVIDIA Corp.	2,123,871
3,346	NXP Semiconductors NV (Netherlands)	420,793
7,981	Opera Ltd. ADR (Norway)*(a)	72,148
11,146	Oracle Corp.	637,774
2,428	Palo Alto Networks, Inc.*	624,991
1,699	PKSHA Technology, Inc. (Japan)*	43,659
1,327	Proofpoint, Inc.*	145,532
1,761	Qorvo, Inc.*	225,883
5,514	QUALCOMM, Inc.	656,717
1,743	Qualys, Inc.*	185,002
3,041	Radware Ltd. (Israel)*	78,823
1,475	Rapid7, Inc.*	95,241

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DATA-DRIVEN WORLD ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
14,439	Samsung Electronics Co. Ltd. (South Korea)	$656,373
5,041	SAP SE (Germany)	832,214
6,111	SecureWorks Corp., Class A*	79,015
74,218	Semiconductor Manufacturing International Corp. (China)*	238,451
2,192	Silicon Laboratories, Inc.*	224,483
2,873	Silicon Motion Technology Corp. ADR (Taiwan)	108,915
2,761	Software AG (Germany)	137,958
2,787	Splunk, Inc.*	611,273
11,784	STMicroelectronics NV (Switzerland)	355,287
1,491	Synaptics, Inc.*	127,227
28,617	Telefonaktiebolaget LM Ericsson ADR (Sweden)(a)	333,388
4,215	Teradata Corp.*	102,635
4,489	Trend Micro, Inc. (Japan)	277,692
2,080	Verint Systems, Inc.*	98,925
1,673	VMware, Inc., Class A*(a)	241,648
4,947	Western Digital Corp.	190,064
35,301	Wipro Ltd. ADR (India)	151,794
988	Zebra Technologies Corp., Class A*	283,092
5,424	Zscaler, Inc.*	777,476

		30,083,758

Real Estate – 3.3%
2,703	CyrusOne, Inc. REIT	225,782
2,205	Digital Realty Trust, Inc. REIT	343,208
658	Equinix, Inc. REIT	519,675
5,916	Iron Mountain, Inc. REIT	178,013
1,555	QTS Realty Trust, Inc., Class A REIT	105,460

		1,372,138

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $31,651,630)		$41,292,559

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 2.6%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,092,435	0.027%	$1,092,435
(Cost $1,092,435)

TOTAL INVESTMENTS – 102.5%
(Cost $32,744,065)		$42,384,994

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%		(1,054,058)

NET ASSETS – 100.0%		$41,330,936

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS FINANCE REIMAGINED ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.8%
Communication Services – 4.7%
2,855	Internet Initiative Japan, Inc. (Japan)	$115,228
1,673	JOYY, Inc. ADR (China)*	142,941
463	NetEase, Inc. ADR (China)	225,578
37,341	Rightmove PLC (United Kingdom)	316,886
1,632	Scout24 AG (Germany)(a)	152,142
6,194	Zillow Group, Inc., Class C*	531,198

		1,483,973

Consumer Discretionary – 0.5%
8,254	Everi Holdings, Inc.*	64,051
22,586	Moneysupermarket.com Group PLC (United Kingdom)	92,116

		156,167

Financials – 33.5%
19,474	360 Finance, Inc. ADR (China)*	243,425
934	Affiliated Managers Group, Inc.	64,119
5,403	American Express Co.	548,891
9,587	Apollo Global Management, Inc.	449,343
7,529	Ares Management Corp., Class A	304,548
5,242	Axos Financial, Inc.*	129,897
62,740	Banco Santander SA ADR (Spain)(b)	139,910
3,091	Bank of New York Mellon Corp. (The)	114,305
738	BlackRock, Inc.	438,512
8,604	Blackstone Group, Inc. (The), Class A	455,582
4,411	Blucora, Inc.*	52,623
12,261	Brookfield Asset Management, Inc., Class A (Canada)	413,686
2,730	Canadian Imperial Bank of Commerce (Canada)	216,984
9,113	Carlyle Group, Inc. (The)	235,207
3,470	Curo Group Holdings Corp.	26,719
7,537	Draper Esprit PLC (United Kingdom)*	57,926
4,769	Enova International, Inc.*	81,455
2,420	Eurazeo SE (France)*	127,982
818	FactSet Research Systems, Inc.	286,627
18,287	FinVolution Group ADR (China)	34,745
1,265	Flatex AG (Germany)*	61,498
3,623	Green Dot Corp., Class A*	188,613
1,937	Hamilton Lane, Inc., Class A	141,614
5,441	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	274,642
214	Hypoport SE (Germany)*	128,734
31,418	ING Groep NV (Netherlands)*	255,656
4,925	Intercontinental Exchange, Inc.	523,183
11,188	Intermediate Capital Group PLC (United Kingdom)	204,779
11,970	KKR & Co., Inc.	428,765
9,696	LendingClub Corp.*	51,680
562	LendingTree, Inc.*(b)	173,624
14,897	LexinFintech Holdings Ltd. ADR (China)*	116,346
3,420	London Stock Exchange Group PLC (United Kingdom)	402,970
50,731	Man Group PLC (United Kingdom)	83,244
16,260	Monex Group, Inc. (Japan)	42,319
679	Morningstar, Inc.	108,742

Common Stocks – (continued)
Financials – (continued)
1,405	MSCI, Inc.	524,444
2,219	Nasdaq, Inc.	298,278
2,931	Northern Trust Corp.	240,020
22,577	Qudian, Inc. ADR (China)*	35,897
962	S&P Global, Inc.	352,496
8,753	SBI Holdings, Inc. (Japan)	199,170
2,854	Sculptor Capital Management, Inc.	36,446
5,155	SEI Investments Co.	269,916
28,502	Standard Chartered PLC (United Kingdom)*	149,751
3,945	Tradeweb Markets, Inc., Class A	226,009
80,616	Value Partners Group Ltd. (Hong Kong)	36,927
23,007	WisdomTree Investments, Inc.	86,046
82,456	ZhongAn Online P&C Insurance Co. Ltd., Class H (China)*(a)	543,135

		10,607,430

Health Care – 0.2%
1,326	HealthEquity, Inc.*	76,218

Industrials – 4.4%
4,089	CoreLogic, Inc.	271,509
548	CoStar Group, Inc.*	465,033
3,700	PayPoint PLC (United Kingdom)	31,211
2,578	Thomson Reuters Corp. (Canada)	196,882
2,263	Verisk Analytics, Inc.	422,434

		1,387,069

Information Technology – 54.7%
1,390	Accenture PLC, Class A	333,503
6,019	ACI Worldwide, Inc.*	176,838
2,072	Appfolio, Inc., Class A*	348,158
3,064	Avalara, Inc.*	405,704
4,951	Black Knight, Inc.*	416,379
2,206	Bottomline Technologies DE, Inc.*	105,072
2,820	Broadridge Financial Solutions, Inc.	387,468
22,282	Canaan, Inc. ADR (China)*(b)	44,787
461	Cass Information Systems, Inc.	18,053
3,236	Ceridian HCM Holding, Inc.*	257,327
2,830	Digital Garage, Inc. (Japan)	86,065
2,880	Ebix, Inc.	66,442
2,694	Envestnet, Inc.*	223,575
20,227	Equiniti Group PLC (United Kingdom)(a)	30,712
1,310	Euronet Worldwide, Inc.*	135,428
1,974	EVERTEC, Inc. (Puerto Rico)	69,129
4,895	Evo Payments, Inc., Class A*	140,633
1,394	ExlService Holdings, Inc.*	88,784
4,752	Fidelity National Information Services, Inc.	716,839
5,091	Fiserv, Inc.*	506,962
1,383	FleetCor Technologies, Inc.*	347,755
2,834	Global Payments, Inc.	500,541
1,314	Globant SA (Argentina)*	233,340
5,262	GMO internet, Inc. (Japan)	141,666
15,080	GreenSky, Inc., Class A*(b)	65,598
3,158	Guidewire Software, Inc.*	354,675
4,436	I3 Verticals, Inc., Class A*	123,720

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FINANCE REIMAGINED ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
2,230	International Business Machines Corp.	$274,981
2,018	Intuit, Inc.	696,997
2,085	Jack Henry & Associates, Inc.	344,901
4,711	Mastercard, Inc., Class A	1,687,433
1,458	Money Forward, Inc. (Japan)*	103,942
749	Nice Ltd. ADR (Israel)*	172,158
11,697	Nomura Research Institute Ltd. (Japan)	310,942
5,659	Opera Ltd. ADR (Norway)*(b)	51,157
3,643	Optim Corp. (Japan)*	103,404
5,701	Pagseguro Digital Ltd., Class A (Brazil)*	240,240
2,965	Paychex, Inc.	226,734
5,437	PayPal Holdings, Inc.*	1,109,909
2,779	Q2 Holdings, Inc.*	270,369
6,249	QIWI PLC ADR (Russia)	112,295
3,444	RealPage, Inc.*	215,663
27,798	Sage Group PLC (The) (United Kingdom)	275,652
2,477	Sapiens International Corp. NV (Israel)	83,079
10,238	Square, Inc., Class A*	1,633,575
4,610	SS&C Technologies Holdings, Inc.	293,749
7,568	StoneCo Ltd., Class A (Brazil)*	385,968
7,444	TIS, Inc. (Japan)	148,817
6,078	Visa, Inc., Class A	1,288,475
982	WEX, Inc.*	156,835
971	Workday, Inc., Class A*	232,758
6,645	Worldline SA (France)*(a)	612,085

		17,357,271

Materials – 0.3%
25,169	IAMGOLD Corp. (Burkina Faso)*(b)	107,975

Real Estate – 1.5%
983	Corestate Capital Holding SA (Germany)*(b)	18,928
1,812	PATRIZIA AG (Germany)	53,526
8,487	Redfin Corp.*	403,727

		476,181

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $26,359,466)		$31,652,284

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.7%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
526,091	0.027%	$526,091
(Cost $526,091)

TOTAL INVESTMENTS – 101.5%
(Cost $26,885,557)		$32,178,375

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%		(466,520)

NET ASSETS – 100.0%		$31,711,855

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS HUMAN EVOLUTION ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.9%
Health Care – 99.9%
138,462	3SBio, Inc. (China)*(a)	$162,578
17,597	Abbott Laboratories	1,926,344
15,420	Abcam PLC (United Kingdom)	257,670
1,502	ABIOMED, Inc.*	462,045
2,399	Acceleron Pharma, Inc.*	233,830
6,797	Adaptive Biotechnologies Corp.*	282,823
13,719	Adverum Biotechnologies, Inc.*	167,372
3,259	Agios Pharmaceuticals, Inc.*	133,652
24,477	Akebia Therapeutics, Inc.*	254,806
3,429	Align Technology, Inc.*	1,018,344
6,932	Allogene Therapeutics, Inc.*	247,126
52,469	Allscripts Healthcare Solutions, Inc.*	468,548
11,609	AstraZeneca PLC (United Kingdom)	1,296,359
4,721	Atara Biotherapeutics, Inc.*	63,639
10,080	Athenex, Inc.*	115,819
6,892	Baxter International, Inc.	600,086
4,996	BeiGene Ltd. ADR (China)*	1,206,884
13,525	BioNTech SE ADR (Germany)*	828,406
1,648	BioTelemetry, Inc.*	65,228
3,282	Bluebird Bio, Inc.*	194,623
2,211	Blueprint Medicines Corp.*	171,198
33,840	Boston Scientific Corp.*	1,388,117
5,786	Cara Therapeutics, Inc.*	89,683
3,317	Cardiovascular Systems, Inc.*	108,366
3,272	Cellectis SA ADR (France)*	60,368
7,167	Cerner Corp.	525,843
1,372	Charles River Laboratories International, Inc.*	300,399
21,462	Compugen Ltd. (Israel)*(b)	371,078
1,954	CONMED Corp.	168,650
7,074	CRISPR Therapeutics AG (Switzerland)*	661,136
5,258	DaVita, Inc.*	456,184
2,261	DexCom, Inc.*	961,852
6,351	Editas Medicine, Inc.*	223,746
9,227	Edwards Lifesciences Corp.*	792,046
4,991	EMIS Group PLC (United Kingdom)	68,832
14,289	Exelixis, Inc.*	317,502
12,358	Fate Therapeutics, Inc.*	449,831
5,742	FibroGen, Inc.*	257,414
15,018	Fresenius Medical Care AG & Co. KGaA (Germany)	1,276,293
6,482	Fresenius SE & Co. KGaA (Germany)	300,783
3,050	G1 Therapeutics, Inc.*	46,817
78,281	Genscript Biotech Corp. (China)*	151,307
10,093	Gilead Sciences, Inc.	673,708
6,009	Globus Medical, Inc., Class A*	339,629
3,702	Gossamer Bio, Inc.*	51,458
9,805	Halozyme Therapeutics, Inc.*	284,296
2,650	HCA Healthcare, Inc.	359,658
4,920	Health Catalyst, Inc.*	153,406
5,249	Henry Schein, Inc.*	348,744
5,958	Hutchison China MediTech Ltd. ADR (Hong Kong)*	197,925
2,325	Illumina, Inc.*	830,536
12,944	Innate Pharma SA (France)*	83,671
2,287	Inspire Medical Systems, Inc.*	273,182

Common Stocks – (continued)
Health Care – (continued)
1,291	Insulet Corp.*	281,761
2,739	Integer Holdings Corp.*	189,703
14,317	Intellia Therapeutics, Inc.*(b)	308,961
3,359	Intuitive Surgical, Inc.*	2,454,892
18,675	Iovance Biotherapeutics, Inc.*	622,438
1,474	iRhythm Technologies, Inc.*	324,545
9,434	Johnson & Johnson	1,447,270
10,070	Karyopharm Therapeutics, Inc.*	153,165
2,882	Krystal Biotech, Inc.*	137,788
1,387	Laboratory Corp. of America Holdings*	243,765
1,663	LivaNova PLC*	77,995
16,060	Medtronic PLC	1,725,968
4,685	MeiraGTx Holdings PLC*	60,952
5,506	Merck KGaA (Germany)	748,374
4,540	Merit Medical Systems, Inc.*	222,914
64,928	Mesoblast Ltd. (Australia)*(b)	254,973
61,303	Microport Scientific Corp. (China)	278,824
4,241	Mirati Therapeutics, Inc.*	633,478
11,455	Moderna, Inc.*	743,315
11,211	Molecular Templates, Inc.*	130,160
1,887	MorphoSys AG (Germany)*	237,975
11,160	Myriad Genetics, Inc.*	149,209
7,640	Natera, Inc.*	486,744
13,050	Nektar Therapeutics*	252,387
7,961	NeoGenomics, Inc.*	310,081
8,834	NextGen Healthcare, Inc.*	117,139
6,642	Nichi-iko Pharmaceutical Co. Ltd. (Japan)	74,534
8,267	Novartis AG (Switzerland)	716,482
2,559	Novocure Ltd.*	211,757
55,084	OPKO Health, Inc.*(b)	178,472
27,660	Precigen, Inc.*(b)	167,343
8,799	QIAGEN NV*	448,397
5,272	Quanterix Corp.*	187,683
2,572	Quest Diagnostics, Inc.	286,109
1,486	Reata Pharmaceuticals, Inc., Class A*	155,956
1,057	Regeneron Pharmaceuticals, Inc.*	655,266
6,135	REGENXBIO, Inc.*	187,240
5,743	Replimune Group, Inc.*	155,061
2,276	ResMed, Inc.	411,455
8,448	Rhythm Pharmaceuticals, Inc.*	249,300
3,704	Roche Holding AG (Switzerland)	1,298,632
5,822	Rocket Pharmaceuticals, Inc.*	148,869
33,651	Sangamo Therapeutics, Inc.*	371,339
9,541	Sanofi (France)	968,415
3,594	Seattle Genetics, Inc.*	569,074
7,642	Shockwave Medical, Inc.*	485,573
29,185	Smith & Nephew PLC (United Kingdom)	594,560
4,136	Stoke Therapeutics, Inc.*(b)	121,474
3,423	Stryker Corp.	678,302
3,007	Surmodics, Inc.*	136,067
7,371	Takara Bio, Inc. (Japan)	198,863
12,484	Takeda Pharmaceutical Co. Ltd. (Japan)	466,068
1,831	Teleflex, Inc.	719,491
18,124	TG Therapeutics, Inc.*	449,566
8,652	Theravance Biopharma, Inc.*	158,591
2,028	Thermo Fisher Scientific, Inc.	869,971

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HUMAN EVOLUTION ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
4,778	Vocera Communications, Inc.*	$133,736
50,716	WuXi AppTec Co. Ltd., Class H (China)(a)	751,237
49,825	ZIOPHARM Oncology, Inc.*(b)	140,008

		48,669,507

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $42,808,309)		$48,669,507

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 2.3%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,129,919	0.027%	$1,129,919
(Cost $1,129,919)

TOTAL INVESTMENTS – 102.2%
(Cost $43,938,228)		$49,799,426

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.2)%		(1,077,148)

NET ASSETS – 100.0%		$48,722,278

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MANUFACTURING REVOLUTION ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.9%
Communication Services – 0.3%
3,816	Iridium Communications, Inc.*	$106,886

Consumer Discretionary – 32.1%
264	Amazon.com, Inc.*	911,053
4,433	Aptiv PLC	381,770
48,218	BYD Co. Ltd., Class H (China)(a)	479,060
1,420	Ferrari NV (Italy)	276,545
29,055	Fiat Chrysler Automobiles NV (United Kingdom)*	320,477
25,684	Ford Motor Co.	175,165
1,984	Garmin Ltd.	205,562
7,967	General Motors Co.	236,062
1,920	Gentherm, Inc.*	86,842
13,185	GoPro, Inc., Class A*	60,519
2,914	Hella GmbH & Co. KGaA (Germany)	142,885
8,576	JD.com, Inc. ADR (China)*	674,417
6,292	Magna International, Inc. (Canada)	305,854
54,263	NIO, Inc. ADR (China)*(a)	1,032,625
6,379	Niu Technologies ADR (China)*(a)	131,854
11,526	Ocado Group PLC (United Kingdom)*	385,355
15,218	Panasonic Corp. (Japan)	140,334
11,633	Tata Motors Ltd. ADR (India)*	113,305
6,135	Tesla, Inc.*	3,057,193
29,852	Tianneng Power International Ltd. (China)	64,094
6,843	Toyota Motor Corp. (Japan)	452,092
7,017	Valeo SA (France)	214,835
6,557	Veoneer, Inc. (Sweden)*(a)	91,011
1,626	Visteon Corp.*	122,649
77,797	Yadea Group Holdings Ltd. (China)*(b)	78,799

		10,140,357

Energy – 1.2%
7,163	Eni SpA ADR (Italy)	133,232
6,166	TOTAL SE (France)	244,087

		377,319

Health Care – 2.2%
1,637	Align Technology, Inc.*	486,156
1,856	Hogy Medical Co. Ltd. (Japan)	58,807
2,122	Omnicell, Inc.*	141,495

		686,458

Industrials – 29.1%
33,401	ABB Ltd. (Switzerland)	852,042
1,481	AeroVironment, Inc.*	113,134
3,011	Altra Industrial Motion Corp.	117,580
141,980	AviChina Industry & Technology Co. Ltd., Class H (China)	88,667
15,211	Ballard Power Systems, Inc. (Canada)*(a)	252,503
2,377	Carrier Global Corp.	70,953
18,569	CNH Industrial NV (United Kingdom)*	146,695
1,208	Curtiss-Wright Corp.	123,603
5,058	Daifuku Co. Ltd. (Japan)	445,010
6,557	DMG Mori Co. Ltd. (Japan)	83,350
296	Elbit Systems Ltd. (Israel)	39,762

Common Stocks – (continued)
Industrials – (continued)
7,172	Emerson Electric Co.	498,239
1,356	FANUC Corp. (Japan)	237,903
4,016	GS Yuasa Corp. (Japan)	66,539
1,457	HEICO Corp.	160,153
2,756	Honeywell International, Inc.	456,256
3,515	KION Group AG (Germany)	297,879
1,758	L3Harris Technologies, Inc.	317,741
793	Lockheed Martin Corp.	309,476
2,574	Matthews International Corp., Class A	56,371
1,145	Mercury Systems, Inc.*	86,722
616	MTU Aero Engines AG (Germany)	114,373
2,486	Nachi-Fujikoshi Corp. (Japan)	77,244
3,593	Nidec Corp. (Japan)	301,921
849	Northrop Grumman Corp.	290,876
900	NV5 Global, Inc.*	46,593
5,589	Okamura Corp. (Japan)	39,264
1,188	Otis Worldwide Corp.	74,725
1,865	Proto Labs, Inc.*	274,155
2,377	Raytheon Technologies Corp.	144,997
2,844	Rexnord Corp.	82,362
3,148	Rockwell Automation, Inc.	725,708
2,725	Safran SA (France)*	316,185
4,795	Schneider Electric SE (France)	594,963
4,083	Sensata Technologies Holding PLC*	170,016
2,400	Siemens AG (Germany)	331,977
35,758	Techtronic Industries Co. Ltd. (Hong Kong)	454,002
2,156	Thales SA (France)	168,890
1,389	TPI Composites, Inc.*	42,656
725	Varta AG (Germany)*(a)	113,152

		9,184,637

Information Technology – 30.0%
2,860	Ambarella, Inc.*	150,722
2,166	Analog Devices, Inc.	253,162
1,624	ANSYS, Inc.*	550,552
1,865	Autodesk, Inc.*	458,231
1,236	Belden, Inc.	41,628
2,635	Brooks Automation, Inc.	136,045
2,221	Cognex Corp.	153,671
610	Coherent, Inc.*	68,723
3,170	Dassault Systemes (France)	598,435
3,086	Enphase Energy, Inc.*	238,332
2,019	FARO Technologies, Inc.*	114,074
3,022	First Solar, Inc.*	231,455
10,223	Flex Ltd.*	111,022
3,254	FLIR Systems, Inc.	120,073
8,343	Infineon Technologies AG (Germany)	231,086
7,508	Intel Corp.	382,533
1,305	IPG Photonics Corp.*	211,058
6,043	JinkoSolar Holding Co. Ltd. ADR (China)*	138,022
1,386	Keyence Corp. (Japan)	570,894
646	Maxeon Solar Technologies Ltd. (Singapore)*	13,424

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANUFACTURING REVOLUTION ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
2,013	NVIDIA Corp.	$1,076,915
2,849	Omron Corp. (Japan)	208,748
5,886	ON Semiconductor Corp.*	125,784
2,122	PTC, Inc.*	193,972
2,496	Renishaw PLC (United Kingdom)	159,882
1,743	Rorze Corp. (Japan)	81,607
1,071	Silicon Laboratories, Inc.*	109,681
2,601	SolarEdge Technologies, Inc.*	575,211
3,055	Spectris PLC (United Kingdom)	103,735
9,119	STMicroelectronics NV (Switzerland)	274,937
21,101	Sunny Optical Technology Group Co. Ltd. (China)	312,833
5,170	SunPower Corp.*(a)	57,852
4,325	Teradyne, Inc.	367,495
3,401	Texas Instruments, Inc.	483,452
10,329	Topcon Corp. (Japan)	83,181
6,098	Trimble, Inc.*	319,596
1,714	ViaSat, Inc.*	68,149
4,423	Xerox Holdings Corp.	83,418

		9,459,590

Materials – 4.8%
3,200	Albemarle Corp.	291,232
1,181	Arkema SA (France)	131,214
3,318	FMC Corp.	354,561
79,739	Ganfeng Lithium Co. Ltd., Class H (China)(b)	403,832
15,946	Livent Corp.*	135,222
25,712	Nippon Light Metal Holdings Co. Ltd. (Japan)	45,098
4,591	Sociedad Quimica y Minera de Chile SA ADR (Chile)	143,974

		1,505,133

Utilities – 0.2%
70,885	HK Electric Investments & HK Electric Investments Ltd. (Hong Kong)	72,164

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $24,951,770)		$31,532,544

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 5.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,606,015	0.027%	$1,606,015
(Cost $1,606,015)

TOTAL INVESTMENTS – 105.0%
(Cost $26,557,785)		$33,138,559

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.0)%		(1,576,216)

NET ASSETS – 100.0%		$31,562,343

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS NEW AGE CONSUMER ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.9%
Communication Services – 35.9%
9,943	Activision Blizzard, Inc.	$830,439
11,926	Bilibili, Inc. ADR (China)*	563,504
4,577	Cargurus, Inc.*	111,587
43,472	China Literature Ltd. (China)*(a)	270,082
9,584	Dip Corp. (Japan)	212,205
4,457	Electronic Arts, Inc.*	621,618
5,057	Eventbrite, Inc., Class A*(b)	54,363
7,066	Facebook, Inc., Class A*	2,071,751
10,066	GungHo Online Entertainment, Inc. (Japan)	207,879
12,015	HUYA, Inc. ADR (China)*(b)	345,071
176,276	IGG, Inc. (Singapore)	203,566
16,022	iQIYI, Inc. ADR (China)*	346,876
3,571	JOYY, Inc. ADR (China)*	305,106
13,975	Kakaku.com, Inc. (Japan)	372,552
10,936	Koei Tecmo Holdings Co. Ltd. (Japan)	433,645
5,595	Live Nation Entertainment, Inc.*	317,796
4,967	Mail.Ru Group Ltd. GDR (Russia)*	153,232
6,466	Match Group, Inc.*	722,123
8,597	Momo, Inc. ADR (China)	175,379
1,979	NetEase, Inc. ADR (China)	964,189
2,762	Netflix, Inc.*	1,462,645
24,031	Nexon Co. Ltd. (Japan)	562,676
1,587	Nintendo Co. Ltd. (Japan)	849,134
19,293	Pinterest, Inc., Class A*	709,789
3,987	Roku, Inc.*	691,665
9,675	Sea Ltd. ADR (Taiwan)*	1,478,437
67,326	Sirius XM Holdings, Inc.	395,204
25,649	Snap, Inc., Class A*	579,411
3,780	Spotify Technology SA*	1,066,565
5,507	Square Enix Holdings Co. Ltd. (Japan)	362,996
3,421	Take-Two Interactive Software, Inc.*	585,641
26,310	Tencent Holdings Ltd. (China)	1,800,927
28,307	Tencent Music Entertainment Group ADR (China)*	442,438
3,239	TripAdvisor, Inc.	75,695
14,295	Twitter, Inc.*	580,091
5,566	Ubisoft Entertainment SA (France)*	459,043
8,174	Weibo Corp. ADR (China)*	304,890
7,605	Yelp, Inc.*	175,828
49,970	Zynga, Inc., Class A*	452,728

		22,318,766

Consumer Discretionary – 56.6%
6,376	Acushnet Holdings Corp.	225,009
2,431	adidas AG (Germany)*	740,213
6,793	Alibaba Group Holding Ltd. ADR (China)*	1,949,795
629	Amazon.com, Inc.*	2,170,654
49,299	ANTA Sports Products Ltd. (China)	486,937
5,368	Arco Platform Ltd., Class A (Brazil)*	242,848
19,953	Asics Corp. (Japan)	275,460
7,006	ASOS PLC (United Kingdom)*	460,498
4,559	Baozun, Inc. ADR (China)*(b)	188,925
77,855	boohoo Group PLC (United Kingdom)*	301,786
331	Booking Holdings, Inc.*	632,359

Common Stocks – (continued)
Consumer Discretionary – (continued)
4,697	Brunswick Corp.	290,697
7,168	Callaway Golf Co.	149,525
4,757	Carvana Co.*	1,027,322
6,494	Chegg, Inc.*	478,868
14,973	Chewy, Inc., Class A*	914,401
147,765	China Education Group Holdings Ltd. (China)	290,567
303,951	China Maple Leaf Educational Systems Ltd. (China)	118,441
317,613	China Yuhua Education Corp. Ltd. (China)(a)	304,493
3,421	Columbia Sportswear Co.	292,735
6,978	Delivery Hero SE (Germany)*(a)	751,248
6,977	Descente Ltd. (Japan)*	119,480
5,836	Dick’s Sporting Goods, Inc.	315,844
15,093	eBay, Inc.	826,795
4,456	Etsy, Inc.*	533,383
3,540	Expedia Group, Inc.	347,451
13,399	Farfetch Ltd., Class A (United Kingdom)*	371,018
3,081	Flutter Entertainment PLC (Ireland)	510,713
5,804	Foot Locker, Inc.	176,035
22,956	Frasers Group PLC (United Kingdom)*	107,579
3,840	Goldwin, Inc. (Japan)	277,014
2,791	Groupon, Inc.*	88,838
4,288	GrubHub, Inc.*	310,237
10,276	GSX Techedu, Inc. ADR (China)*(b)	877,570
23,072	GVC Holdings PLC (United Kingdom)*	248,435
13,097	HelloFresh SE (Germany)*	675,091
33,830	JD Sports Fashion PLC (United Kingdom)	328,763
20,193	JD.com, Inc. ADR (China)*	1,587,978
111,556	Li Ning Co. Ltd. (China)	472,125
2,190	Lululemon Athletica, Inc.*	822,717
8,867	MakeMyTrip Ltd. (India)*	149,675
56,119	Meituan Dianping, Class B (China)*	1,850,805
631	MercadoLibre, Inc. (Argentina)*	737,380
10,007	Mercari, Inc. (Japan)*	453,899
4,488	New Oriental Education & Technology Group, Inc. ADR (China)*	658,075
9,226	NIKE, Inc., Class B	1,032,297
18,633	Ocado Group PLC (United Kingdom)*	622,968
12,557	Peloton Interactive, Inc., Class A*	962,745
14,027	Pinduoduo, Inc. ADR (China)*	1,247,561
4,048	Planet Fitness, Inc., Class A*	246,078
4,048	Puma SE (Germany)*	334,915
34,188	Rakuten, Inc. (Japan)	300,791
6,407	Stitch Fix, Inc., Class A*(b)	154,729
10,064	TAL Education Group ADR (China)*	742,824
4,019	Thor Industries, Inc.	379,514
12,165	Trip.com Group Ltd. ADR (China)*	367,870
18,363	Under Armour, Inc., Class A*	180,141
27,618	Vipshop Holdings Ltd. ADR (China)*	455,973
3,887	Wayfair, Inc., Class A*	1,152,729
6,557	WW International, Inc.*	153,958
6,916	YETI Holdings, Inc.*	355,344

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW AGE CONSUMER ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
9,555	Zalando SE (Germany)*(a)	$835,793
18,840	ZOZO, Inc. (Japan)	530,139

		35,196,050

Consumer Staples – 2.8%
3,479	Beyond Meat, Inc.*(b)	472,622
1,679	Calavo Growers, Inc.	106,566
4,019	Cal-Maine Foods, Inc.*	155,093
7,307	Fresh Del Monte Produce, Inc.	169,450
4,936	Herbalife Nutrition Ltd.*	242,605
5,145	Maruha Nichiro Corp. (Japan)	116,344
19,353	Nippon Suisan Kaisha Ltd. (Japan)	86,869
13,187	Pilgrim’s Pride Corp.*	210,992
1,498	Sanderson Farms, Inc.	175,206

		1,735,747

Health Care – 1.6%
7,816	Dechra Pharmaceuticals PLC (United Kingdom)	329,655
1,710	IDEXX Laboratories, Inc.*	668,712

		998,367

Industrials – 0.5%
4,727	en-japan, Inc. (Japan)	136,847
9,554	Upwork, Inc.*	145,507

		282,354

Information Technology – 2.5%
4,148	2U, Inc.*	171,686
4,230	GoDaddy, Inc., Class A*	353,966
5,400	LivePerson, Inc.*	322,164
2,400	Wix.com Ltd. (Israel)*	707,112

		1,554,928

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $47,898,985)		$62,086,212

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 3.0%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,858,500	0.027%	$1,858,500
(Cost $1,858,500)

TOTAL INVESTMENTS – 102.9%
(Cost $49,757,485)		$63,944,712

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.9)%		(1,806,230)

NET ASSETS – 100.0%		$62,138,482

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ETF TRUST

Statements of Assets and Liabilities

August 31, 2020

	Data-Driven World ETF	Finance Reimagined ETF	Human Evolution ETF	Manufacturing Revolution ETF
Assets:

Investments in unaffiliated issuers, at value (cost $31,651,630, $26,359,466, $42,808,309 and $24,951,770, respectively)(a)	$41,292,559	$31,652,284	$48,669,507	$31,532,544

Investments in securities lending reinvestment vehicle, at value which equals cost	1,092,435	526,091	1,129,919	1,606,015

Cash	28,699	53,260	23,309	18,541

Foreign currency, at value (cost $—, $—, $— and $189, respectively)	—	—	—	189

Receivables:

Dividends	24,324	17,993	42,894	19,802

Foreign tax reclaims	1,199	—	3,803	707

Securities lending income	1,026	773	2,507	2,720

Total assets	42,440,242	32,250,401	49,871,939	33,180,518

Liabilities:

Payables:

Upon return of securities loaned	1,092,435	526,091	1,129,919	1,606,015

Management fees	16,871	12,455	19,742	12,160

Total liabilities	1,109,306	538,546	1,149,661	1,618,175

Net Assets:

Paid-in capital	31,743,876	26,686,512	42,892,264	24,992,583

Total distributable earnings	9,587,060	5,025,343	5,830,014	6,569,760

NET ASSETS	$41,330,936	$31,711,855	$48,722,278	$31,562,343
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	575,000	475,000	750,000	450,000

Net asset value per share:	$71.88	$66.76	$64.96	$70.14

(a)	Includes loaned securities having a market value of $1,050,853, $492,952, $1,095,841 and $1,542,380, respectively.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ETF TRUST

Statements of Assets and Liabilities (continued)

August 31, 2020

New Age Consumer ETF
Assets:

Investments in unaffiliated issuers, at value (cost $47,898,985)(a)	$62,086,212

Investments in securities lending reinvestment vehicle, at value which equals cost	1,858,500

Cash	54,204

Receivables:

Dividends	22,783

Securities lending income	758

Total assets	64,022,457

Liabilities:

Payables:

Upon return of securities loaned	1,858,500

Management fees	25,475

Total liabilities	1,883,975

Net Assets:

Paid-in capital	47,947,049

Total distributable earnings	14,191,433

NET ASSETS	$62,138,482
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	750,000

Net asset value per share:	$82.85

(a)	Includes loaned securities having a market value of $1,820,458.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ETF TRUST

Statements of Operations

For the Fiscal Year Ended August 31, 2020

	Data-Driven World ETF	Finance Reimagined ETF	Human Evolution ETF	Manufacturing Revolution ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $8,774, $4,180, $17,314 and $15,432, respectively)	$313,145	$175,587	$157,775	$130,304

Securities lending income — unaffiliated issuer	6,043	19,994	33,583	23,817

Total investment income	319,188	195,581	191,358	154,121

Expenses:

Management fees	97,869	79,223	90,489	54,279

Trustee fees	4,987	4,949	4,939	4,854

Total expenses	102,856	84,172	95,428	59,133

NET INVESTMENT INCOME	216,332	111,409	95,930	94,988

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(48,206)	(250,149)	(49,327)	(14,520)

Foreign currency transactions	(327)	(2)	(1,149)	(821)

Net change in unrealized gain (loss) on:

Investments	9,614,108	4,720,687	5,948,274	6,743,931

Foreign currency translations	87	82	171	89

Net realized and unrealized gain	9,565,662	4,470,618	5,897,969	6,728,679

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,781,994	$4,582,027	$5,993,899	$6,823,667

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ETF TRUST

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2020

New Age Consumer ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $2,203)	$71,990

Securities lending income — unaffiliated issuer	21,245

Total investment income	93,235

Expenses:

Management fees	84,527

Trustee fees	4,890

Total expenses	89,417

NET INVESTMENT INCOME	3,818

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	36,002

Foreign currency transactions	(1,911)

Net change in unrealized gain (loss) on:

Investments	13,993,032

Foreign currency translations	2

Net realized and unrealized gain	14,027,125

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,030,943

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ETF TRUST

Statements of Changes in Net Assets

	Data-Driven World ETF		Finance Reimagined ETF
	For the Fiscal Year Ended August 31, 2020	For the Period March 1, 2019* to August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Period March 1, 2019* to August 31, 2019
From operations:

Net investment income	$216,332	$29,851	$111,409	$26,946

Net realized loss	(48,533)	(14,756)	(250,151)	(13,040)

Net change in unrealized gain	9,614,195	26,827	4,720,769	572,137

Net increase in net assets resulting from operations	9,781,994	41,922	4,582,027	586,043

Distributions to shareholders:

From distributable earnings	(219,222)	(17,634)	(125,194)	(17,533)

From share transactions:

Proceeds from sales of shares	21,500,619	10,243,257	16,137,782	10,548,730

Net increase in net assets resulting from share transactions	21,500,619	10,243,257	16,137,782	10,548,730

TOTAL INCREASE	31,063,391	10,267,545	20,594,615	11,117,240

Net assets:

Beginning of period	$10,267,545	$—	$11,117,240	$—

End of period	$41,330,936	$10,267,545	$31,711,855	$11,117,240

*	Commencement of operations.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ETF TRUST

Statements of Changes in Net Assets (continued)

	Human Evolution ETF		Manufacturing Revolution ETF
	For the Fiscal Year Ended August 31, 2020	For the Period March 1, 2019* to August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Period March 1, 2019* to August 31, 2019
From operations:

Net investment income	$95,930	$14,837	$94,988	$39,390

Net realized loss	(50,476)	(6,103)	(15,341)	(12,337)

Net change in unrealized gain (loss)	5,948,445	(87,125)	6,744,020	(163,179)

Net increase (decrease) in net assets resulting from operations	5,993,899	(78,391)	6,823,667	(136,126)

Distributions to shareholders:

From distributable earnings	(72,044)	(13,450)	(83,010)	(34,771)

From share transactions:

Proceeds from sales of shares	34,024,022	8,868,242	18,807,793	6,184,790

Net increase in net assets resulting from share transactions	34,024,022	8,868,242	18,807,793	6,184,790

TOTAL INCREASE	39,945,877	8,776,401	25,548,450	6,013,893

Net assets:

Beginning of period	$8,776,401	$—	$6,013,893	$—

End of period	$48,722,278	$8,776,401	$31,562,343	$6,013,893

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ETF TRUST

Statements of Changes in Net Assets (continued)

	New Age Consumer ETF
	For the Fiscal Year Ended August 31, 2020	For the Period March 1, 2019* to August 31, 2019
From operations:

Net investment income	$3,818	$4,414

Net realized gain (loss)	34,091	(4,863)

Net change in unrealized gain	13,993,034	194,187

Net increase in net assets resulting from operations	14,030,943	193,738

Distributions to shareholders:

From distributable earnings	(28,466)	(4,782)

From share transactions:

Proceeds from sales of shares	42,862,235	5,084,814

Net increase in net assets resulting from share transactions	42,862,235	5,084,814

TOTAL INCREASE	56,864,712	5,273,770

Net assets:

Beginning of period	$5,273,770	$—

End of period	$62,138,482	$5,273,770

*	Commencement of operations.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ETF TRUST

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Data-Driven World ETF
	For the Fiscal Year Ended August 31, 2020		For the Period March 1, 2019* to August 31, 2019
Per Share Operating Performance:

Net asset value, beginning of period	$51.34		$50.10

Net investment income(a)	0.62	(b)	0.17

Net realized and unrealized gain	20.50		1.16

Total gain from investment operations	21.12		1.33

Distributions to shareholders from net investment income	(0.58)		(0.09)

Net asset value, end of period	$71.88		$51.34

Market price, end of period	$72.02		$51.40

Total Return at Net Asset Value(c)	41.46%		2.65%

Net assets, end of period (in 000’s)	$41,331		$10,268

Ratio of total expenses to average net assets	0.50%		0.50	%(d)

Ratio of net investment income to average net assets	1.05	%(b)	0.65	%(d)

Portfolio turnover rate(e)	9%		17%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.32 per share and 0.54% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ETF TRUST

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Finance Reimagined ETF
	For the Fiscal Year Ended August 31, 2020	For the Period March 1, 2019* to August 31, 2019
Per Share Operating Performance:

Net asset value, beginning of period	$55.59	$50.74

Net investment income(a)	0.38	0.20

Net realized and unrealized gain	11.26	4.77

Total gain from investment operations	11.64	4.97

Distributions to shareholders from net investment income	(0.47)	(0.12)

Net asset value, end of period	$66.76	$55.59

Market price, end of period	$66.86	$55.64

Total Return at Net Asset Value(b)	21.05%	9.77%

Net assets, end of period (in 000’s)	$31,712	$11,117

Ratio of total expenses to average net assets	0.50%	0.50	%(c)

Ratio of net investment income to average net assets	0.66%	0.73	%(c)

Portfolio turnover rate(d)	5%	18%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ETF TRUST

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Human Evolution ETF
	For the Fiscal Year Ended August 31, 2020	For the Period March 1, 2019* to August 31, 2019
Per Share Operating Performance:

Net asset value, beginning of period	$50.15	$50.63

Net investment income(a)	0.29	0.12

Net realized and unrealized gain (loss)	14.71	(0.47)

Total gain (loss) from investment operations	15.00	(0.35)

Distributions to shareholders from net investment income	(0.19)	(0.13)

Net asset value, end of period	$64.96	$50.15

Market price, end of period	$65.19	$50.26

Total Return at Net Asset Value(b)	29.91%	(0.69)%

Net assets, end of period (in 000’s)	$48,722	$8,776

Ratio of total expenses to average net assets	0.50%	0.50	%(c)

Ratio of net investment income to average net assets	0.50%	0.49	%(c)

Portfolio turnover rate(d)	11%	24%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ETF TRUST

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Manufacturing Revolution ETF
	For the Fiscal Year Ended August 31, 2020	For the Period March 1, 2019* to August 31, 2019
Per Share Operating Performance:

Net asset value, beginning of period	$48.11	$49.70

Net investment income(a)	0.45	0.38

Net realized and unrealized gain (loss)	21.97	(1.62)

Total gain (loss) from investment operations	22.42	(1.24)

Distributions to shareholders from net investment income	(0.39)	(0.35)

Net asset value, end of period	$70.14	$48.11

Market price, end of period	$70.33	$48.22

Total Return at Net Asset Value(b)	46.71%	(2.52)%

Net assets, end of period (in 000’s)	$31,562	$6,014

Ratio of total expenses to average net assets	0.50%	0.50	%(c)

Ratio of net investment income to average net assets	0.80%	1.55	%(c)

Portfolio turnover rate(d)	12%	21%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ETF TRUST

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	New Age Consumer ETF
	For the Fiscal Year Ended August 31, 2020	For the Period March 1, 2019* to August 31, 2019
Per Share Operating Performance:

Net asset value, beginning of period	$52.74	$50.83

Net investment income(a)	0.01	0.04

Net realized and unrealized gain	30.28	1.92

Total gain from investment operations	30.29	1.96

Distributions to shareholders from net investment income	(0.18)	(0.05)

Net asset value, end of period	$82.85	$52.74

Market price, end of period	$83.07	$52.83

Total Return at Net Asset Value(b)	57.41%	3.83%

Net assets, end of period (in 000’s)	$62,138	$5,274

Ratio of total expenses to average net assets	0.50%	0.50	%(c)

Ratio of net investment income to average net assets	0.02%	0.17	%(c)

Portfolio turnover rate(d)	3%	7%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Data-Driven World ETF (formerly Goldman Sachs Motif Data-Driven World ETF) (“Data-Driven World ETF”)	Diversified
Goldman Sachs Finance Reimagined ETF (formerly Goldman Sachs Motif Finance Reimagined ETF) (“Finance Reimagined ETF”)	Diversified
Goldman Sachs Human Evolution ETF (formerly Goldman Sachs Motif Human Evolution ETF) (“Human Evolution ETF”)	Diversified
Goldman Sachs Manufacturing Revolution ETF (formerly Goldman Sachs Motif Manufacturing Revolution ETF) (“Manufacturing Revolution ETF”)	Diversified
Goldman Sachs New Age Consumer ETF (formerly Goldman Sachs Motif New Age Consumer ETF) (“New Age Consumer ETF”)	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

46

GOLDMAN SACHS ETF TRUST

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’

47

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2020:

DATA-DRIVEN WORLD ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$7,642,460	$—	$—

Europe	3,354,565	—	—

North America	30,295,534	—	—

Securities Lending Reinvestment Vehicle	1,092,435	—	—

Total	$42,384,994	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

FINANCE REIMAGINED ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$107,975	$—	$—

Asia	3,317,508	—	—

Europe	3,246,865	—	—

North America	24,120,388	—	—

South America	859,548	—	—

Securities Lending Reinvestment Vehicle	526,091	—	—

Total	$32,178,375	$—	$—

HUMAN EVOLUTION ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$3,859,298	$—	$—

Europe	9,397,956	—	—

North America	35,157,280	—	—

Oceania	254,973	—	—

Securities Lending Reinvestment Vehicle	1,129,919	—	—

Total	$49,799,426	$—	$—

MANUFACTURING REVOLUTION ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$6,988,852	$—	$—

Europe	6,243,872	—	—

North America	18,155,846	—	—

South America	143,974	—	—

Securities Lending Reinvestment Vehicle	1,606,015	—	—

Total	$33,138,559	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

NEW AGE CONSUMER ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$24,955,121	$153,232	$—

Europe	7,077,718	—	—

North America	28,919,913	—	—

South America	980,228	—	—

Securities Lending Reinvestment Vehicle	1,858,500	—	—

Total	$63,791,480	$153,232	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under a Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2020, contractual and effective net unitary management fee rates with GSAM were 0.50% for each Fund.

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Share activity is as follows:

	Data-Driven World ETF

	For the Fiscal Year Ended August 31, 2020		For the period March 1, 2019* through August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	375,000	$21,499,021	200,000	$10,242,706

NET INCREASE IN SHARES	375,000	$21,499,021	200,000	$10,242,706

	Finance Reimagined ETF

	For the Fiscal Year Ended August 31, 2020		For the period March 1, 2019* through August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	275,000	$16,137,246	200,000	$10,548,731

NET INCREASE IN SHARES	275,000	$16,137,246	200,000	$10,548,731

	Human Evolution ETF

	For the Fiscal Year Ended August 31, 2020		For the period March 1, 2019* through August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	575,000	$34,022,468	175,000	$8,869,648

NET INCREASE IN SHARES	575,000	$34,022,468	175,000	$8,869,648

	Manufacturing Revolution ETF

	For the Fiscal Year Ended August 31, 2020		For the period March 1, 2019* through August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	325,000	$18,805,303	125,000	$6,183,762

NET INCREASE IN SHARES	325,000	$18,805,303	125,000	$6,183,762

	New Age Consumer ETF

	For the Fiscal Year Ended August 31, 2020		For the period March 1, 2019* through August 31, 2019

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	650,000	$42,854,695	100,000	$5,083,282

NET INCREASE IN SHARES	650,000	$42,854,695	100,000	$5,083,282

*	Commencement of operation

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Notes to Financial Statements (continued)

August 31, 2020

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2020, were as follows:

Fund	Purchases	Sales
Data-Driven World ETF	$2,844,881	$1,915,320
Finance Reimagined ETF	1,092,668	901,335
Human Evolution ETF	2,954,841	2,148,665
Manufacturing Revolution ETF	2,618,336	1,509,238
New Age Consumer ETF	3,812,221	508,080

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2020, were as follows:

Fund	Purchases	Sales
Data-Driven World ETF	$20,543,924	$—
Finance Reimagined ETF	15,932,749	—
Human Evolution ETF	33,245,989	—
Manufacturing Revolution ETF	17,708,206	—
New Age Consumer ETF	39,512,996	—

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invested the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the

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7. SECURITIES LENDING (continued)

securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2020, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2020:

Fund	Beginning value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2019
Data-Driven World ETF*	$95,421	$6,255,168	$(5,258,154)	$1,092,435
Finance Reimagined ETF*	334,439	7,943,890	(7,752,238)	526,091
Human Evolution ETF*	387,038	9,329,914	(8,587,033)	1,129,919
Manufacturing Revolution ETF*	295,431	7,144,886	(5,834,302)	1,606,015
New Age Consumer ETF*	300,049	14,425,945	(12,867,494)	1,858,500

*	Commencement of operations on March 1, 2019.

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2020 and August 31, 2019 were as follows:

	Year Ended August 31, 2020
	Data-Driven World ETF	Finance Reimagined ETF	Human Evolution ETF	Manufacturing Revolution ETF	New Age Consumer ETF
Distributions paid from:
Ordinary Income*	$219,222	$125,194	$72,044	$83,010	$28,466
Total taxable distributions	$219,222	$125,194	$72,044	$83,010	$28,466

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

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Notes to Financial Statements (continued)

August 31, 2020

8. TAX INFORMATION (continued)

	Year Ended August 31, 2019
	Data-Driven World ETF	Finance Reimagined ETF	Human Evolution ETF	Manufacturing Revolution ETF	New Age Consumer ETF
Distributions paid from:
Ordinary Income*	$17,634	$17,533	$13,450	$34,771	$4,782
Total taxable distributions	$17,634	$17,533	$13,450	$34,771	$4,782

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of August 31, 2020, the components of accumulated earnings (loss) on a tax-basis were as follows:

	Data-Driven World ETF	Finance Reimagined ETF	Human Evolution ETF	Manufacturing Revolution ETF	New Age Consumer ETF
Undistributed ordinary income — net	$9,292	$71,936	$331,852	$17,225	$59,928
Total undistributed earnings	$9,292	$71,936	$331,852	$17,225	$59,928
Capital loss carryforwards:
Perpetual Short-Term	$—	$(87,899)	$—	$—	$—
Perpetual Long-Term	(14,402)	(172,440)	(52,386)	(25,223)	—
Unrealized gains (losses) — net	9,592,170	5,213,746	5,550,548	6,577,758	14,131,505
Total accumulated earnings (losses) net	$9,587,060	$5,025,343	$5,830,014	$6,569,760	$14,191,433

As of August 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Data-Driven World ETF	Finance Reimagined ETF	Human Evolution ETF	Manufacturing Revolution ETF	New Age Consumer ETF
Tax Cost	$32,792,917	$26,964,717	$44,249,000	$26,560,868	$49,813,201
Gross unrealized gain	10,484,559	6,363,093	7,005,048	7,255,938	15,024,098
Gross unrealized loss	(892,389)	(1,149,347)	(1,454,500)	(678,180)	(892,593)
Net unrealized gains (losses)	$9,592,170	$5,213,746	$5,550,548	$6,577,758	$14,131,505

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, partnership investments and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS ETF TRUST

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Index Risk — GSAM (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index. Furthermore, the Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To the extent a Fund engages in cash redemptions, then liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

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Notes to Financial Statements (continued)

August 31, 2020

9. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. The Funds are expected to deviate from their respective investment objectives in anticipation of the closing of the Reorganization. The Funds therefore may be subject to higher tracking error risk during the period leading up to the closing of the Reorganization.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

On July 27, 2020, the Trustees of the Trust, on behalf of each Fund and the Goldman Sachs Innovate Equity ETF, a newly created series of the Trust, approved an agreement and plan of reorganization pursuant to which each Fund will be reorganized into the Goldman Sachs Innovate Equity ETF (the “Reorganization”). It is currently anticipated that the Reorganization will conclude on November 6, 2020, subject to certain conditions.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date other than noted above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of

Goldman Sachs Data-Driven World ETF (formerly known as Goldman Sachs Motif Data-Driven World ETF), Goldman Sachs Finance Reimagined ETF (formerly known as Goldman Sachs Motif Finance Reimagined ETF), Goldman Sachs Human Evolution ETF (formerly known as Goldman Sachs Motif Human Evolution ETF), Goldman Sachs Manufacturing Revolution ETF (formerly known as Goldman Sachs Motif Manufacturing Revolution ETF), and Goldman Sachs New Age Consumer ETF (formerly known as Goldman Sachs Motif New Age Consumer ETF)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Data-Driven World ETF, Goldman Sachs Finance Reimagined ETF, Goldman Sachs Human Evolution ETF, Goldman Sachs Manufacturing Revolution ETF, and Goldman Sachs New Age Consumer ETF (five of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, and the statements of changes in net assets and the financial highlights for the year ended August 31, 2020, and for the period March 1, 2019 (commencement of operations) through August 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year ended August 31, 2020, and the changes in each of their net assets and each of the financial highlights for the year ended August 31, 2020, and for the period March 1, 2019 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on March 18-19, 2020, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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Fund Expenses — Six Months ended 8/31/2020 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2020 and held for the six months ended August 31, 2020, which represents a period of 184 days of a 366 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Data-Driven World ETF				Finance Reimagined ETF				Human Evolution ETF
	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*
Actual based on NAV	$1,000	$1,320.30		$2.92	$1,000	$1,166.40		$2.72	$1,000	$1,237.90		$2.81
Hypothetical 5% return	1,000	1,022.62	+	2.54	1,000	1,022.62	+	2.54	1,000	1,022.62	+	2.54

	Manufacturing Revolution ETF				New Age Consumer ETF
	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid*
Actual based on NAV	$1,000	$1,391.10		$2.91	$1,000	$1516.30		$3.16
Hypothetical 5% return	1,000	1,022.62	+	2.54	1,000	1,022.62	+	2.54

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
Data-Driven World ETF	0.50%
Finance Reimagined ETF	0.50
Human Evolution ETF	0.50
Manufacturing Revolution ETF	0.50
New Age Consumer ETF	0.50

59

GOLDMAN SACHS ETF TRUST

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 66	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 61	Trustee	Since 2016

Ms. Dorsaisretired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017- Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987- 2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 62	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019), and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004–2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	None

Michael Latham Age: 54	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	46	None

60

GOLDMAN SACHS ETF TRUST

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2020.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-621-2550.

61

GOLDMAN SACHS ETF TRUST

Trustees and Officers (Unaudited) (continued) Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs ETF Trust — Goldman Sachs Thematics ETFs — Tax Information (Unaudited)

For the fiscal year ended August 31, 2020, 99.68%, 59.69%, 13.52%, 47.95%, and 31.00% of the dividends paid from net investment company taxable income by the Goldman Sachs Data-Driven World ETF, Goldman Sachs Finance Reimagined ETF, Goldman Sachs Human Evolution ETF, Goldman Sachs Manufacturing Revolution ETF and Goldman Sachs New Age Consumer ETF, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2020, the Goldman Sachs Data-Driven World ETF, Goldman Sachs Finance Reimagined ETF, Goldman Sachs Human Evolution ETF, Goldman Sachs Manufacturing Revolution ETF and Goldman Sachs New Age Consumer ETF designate 100%, 95.41%, 100%, 100% and 100%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

62

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Data-Driven World ETF
Goldman Sachs Finance Reimagined ETF
Goldman Sachs Human Evolution ETF
Goldman Sachs Manufacturing Revolution ETF
Goldman Sachs New Age Consumer ETF Goldman Sachs MarketBeta International Equity ETF Goldman Sachs MarketBeta Emerging Markets Equity ETF Goldman Sachs MarketBeta U.S. Equity ETF

INDEX DISCLAIMERS

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF THE INDEXES TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE INDEXES, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUNDS. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES. GOLDMAN SACHS, ITS AFFILIATES AND ANY OF ITS CLIENTS MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY THE FUNDS OR IN RELATED DERIVATIVES, INCLUDING THOSE LINKED TO THE INDEXES. GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEXES OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY THE FUNDS, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The Funds are recently or newly organized and have limited operating history.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

The Funds are recently or newly organized and have limited operating history. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2020 Goldman Sachs. All rights reserved. 218109-OTU-10/2020 TECHETFAR-20

Goldman Sachs Funds

Annual Report	August 31, 2020

Goldman Sachs MarketBeta ETFs
MarketBeta® Emerging Markets Equity ETF (GSEE)
MarketBeta® International Equity ETF (GSID)
MarketBeta® U.S. Equity ETF (GSUS)

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account.

MarketBeta® is a registered trademark of GSAM.

Goldman Sachs MarketBeta® ETFs

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs MarketBeta® Equity ETFs

Principal Investment Strategies

The investment objective of each of the MarketBeta Emerging Markets Equity ETF, MarketBeta International Equity ETF and MarketBeta U.S. Equity ETF (each, a “Fund”), is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective underlying index (each, an “Index”).

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

MarketBeta Emerging Markets Equity ETF

The Solactive GBS Emerging Markets Large & Mid Cap Index (the “Index”). consists of equity securities of large and mid-capitalization issuers covering approximately the largest 85% of the free-float market capitalization in emerging markets. It is calculated as a net total return index in U.S. dollars and weighted by free-float market capitalization.

As of March 31, 2020, the Index consisted of 1,328 securities with a market capitalization range of between approximately $0.1 billion and $1,601.6 billion, and an average market capitalization of approximately $13.1 billion from issuers in the following emerging market countries: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class, country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class, country or geographic region at all times. Solactive AG (“Solactive” or the “Index Provider”) will generally deem an issuer to be located in an emerging market country if it is organized under the laws of the emerging market country and it is primarily listed in the emerging market country; in the event that these factors point to more than one country, the Index methodology provides for consideration of certain additional factors. The Index is reconstituted on a semi-annual basis in May and November. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

MarketBeta International Equity ETF

The Solactive GBS Developed Markets ex North America Large & Mid Cap Index (the “Index”) consists of equity securities of large and mid-capitalization issuers covering approximately the largest 85% of the free-float market capitalization in developed markets excluding North America. It is calculated as a net total return index in U.S. dollars and weighted by free-float market capitalization.

As of March 31, 2020, the Index consisted of 962 securities with a market capitalization range of between approximately $0.3 billion and $306.4 billion, and an average market capitalization of approximately $16.7 billion from issuers in the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class, country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class, country or geographic region at all times. Solactive AG (“Solactive” or the “Index Provider”) will generally deem an issuer to be located in a developed market country if it is organized under the laws of the developed market country and it is primarily listed in the developed market country; in the event that these factors point to more than one country, the Index methodology provides for consideration of certain additional factors. The Index is reconstituted on a semi-annual basis in May and November. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria.

1

INVESTMENT PROCESS

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

MarketBeta U.S. Equity ETF

The Solactive GBS United States Large & Mid Cap Index (the “Index”) consists of equity securities of large and mid-capitalization equity issuers covering approximately the largest 85% of the free-float market capitalization in the United States. It is calculated as a total return index in U.S. dollars and weighted by free-float market capitalization.

As of March 31, 2020, the Index consisted of 541 securities with a market capitalization range of between approximately $1.6 billion and $1,199.5 billion, and an average market capitalization of approximately $45.6 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times. Solactive AG (“Solactive” or the “Index Provider”) will deem an issuer to be a U.S. issuer if it is organized under the laws of the U.S. and it is primarily listed in the U.S.; in the event that these factors point to more than one country, the Index methodology provides for consideration of certain additional factors. The Index is reconstituted on a semi-annual basis in May and November. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

All Above Funds

Each Fund seeks to invest in the respective Index components in approximately the same weighting that such components have within the respective Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the respective Index in the approximate respective Index weight. In these circumstances, the Fund may purchase a sample of securities in the respective Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in each Fund’s Index, purchase securities not in each Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

Each Index is owned and calculated by Solactive.

Each Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, each Fund may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the respective Index. A non-diversified fund may invest a larger percentage of its assets in fewer issuers than diversified funds.

Each Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the respective Index is concentrated. The degree to which components of the respective Index represent certain sectors or industries may change over time.

* * *

At the end of the Reporting Period, i.e. August 31, 2020, we maintained conviction in our principal investment strategies, as each Fund continues to seek to provide efficient and diversified access to approximately 85% of the broad equity market represented by each respective Index in one portfolio.

2

PORTFOLIO RESULTS

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

Investment Objective

The Goldman Sachs MarketBeta Emerging Markets Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Emerging Markets Large & Mid Cap Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period since it commenced operations on May 12, 2020 through August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 21.54% based on net asset value (“NAV”) and 22.13% based on market price. The Index returned 22.06% during the same period.

The Fund had a NAV of $39.60 per share on the date of inception and ended the Reporting Period with a NAV of $48.15 per share. The Fund’s market price on August 31, 2020 was $48.36 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

Q	Which sectors and countries contributed most to the Index’s performance during the Reporting Period, and which contributed least?

A	Index constituents in the consumer discretionary, information technology and communication services sectors contributed most positively to the Index’s results during the Reporting Period. Index constituents in the utilities, real estate and industrials sectors contributed least to the Index’s results during the Reporting Period.

From a country perspective, Index constituents in China, Taiwan and South Korea contributed most to the Index’s results during the Reporting Period. Conversely, Index constituents in Peru, Panama and Turkey contributed least to the Index’s results during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A	Positions in China-based consumer discretionary company Alibaba Group Holding, Taiwan-based information technology company Taiwan Semiconductor Manufacturing and China-based communication services company Tencent Holdings contributed most positively (8.99%, 6.12% and 6.86% of Fund net assets as of August 31, 2020, respectively). Each of these holdings posted a robust double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the least to the Index’s results during the Reporting Period?

A	Positions in Chinese financials companies Industrial & Commercial Bank of China and China Construction Bank and in South Korean information technology company SK Hynix contributed least (0.04%, 0.01% and 0.00%[1] of Fund net assets as of August 31, 2020, respectively). Each of these holdings posted a single-digit negative return within the Index during the Reporting Period.
[1]	Some weights are 0.00% at August 31, 2020 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period.

3

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the fund.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

Sector Name	Fund[2]	Solactive Index
Financials	17.33%	18.98%
Information Technology	17.66	17.44
Consumer Discretionary	19.34	18.36
Communication Services	14.11	13.74
Materials	6.82	6.75
Energy	6.14	6.29
Consumer Staples	5.96	6.05
Industrials	4.81	4.56
Health Care	3.92	3.73
Real Estate	2.07	2.22
Utilities	1.84	1.89

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[2]

Country Name	Fund[3]	Solactive Index
China	39.86%	40.96%
Taiwan	13.58	13.03
South Korea	11.03	10.92
India	8.50	8.28
Brazil	5.77	5.46
South Africa	3.39	3.22
Saudi Arabia	3.13	2.96
Russia	2.62	3.25
Indonesia	1.53	1.44
Malaysia	1.29	1.22
Mexico	1.61	1.73
Kuwait	0.76	0.71
United Arab Emirates	0.72	0.68
Qatar	0.89	0.85
Philippines	0.74	0.70
Argentina	0.18	0.17
Greece	0.22	0.21
Colombia	0.20	0.19
Chile	0.61	0.58
Hungary	0.23	0.22
Czech Republic	0.11	0.10
Thailand	1.99	2.16
Luxembourg	0.05	0.05
Pakistan	0.06	0.06
Egypt	0.16	0.15
Singapore	0.03	0.03
Turkey	0.56	0.53
Panama	0.03	0.03
Peru	0.14	0.13

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.6% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Emerging Markets Large & Mid Cap Index.

4

FUND BASICS

MarketBeta® Emerging Markets Equity ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$48.36
Net Asset Value (NAV)[1]	$48.15

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Alibaba Group Holding Ltd. ADR	8.5%	Consumer Discretionary	China

Tencent Holdings Ltd.	6.5	Communication Services	China

Taiwan Semiconductor Manufacturing Co. Ltd.	5.8	Information Technology	Taiwan

Samsung Electronics Co. Ltd.	3.5	Information Technology	South Korea

Reliance Industries Ltd.	1.4	Energy	India

Meituan Dianping, Class B	1.2	Consumer Discretionary	China

iShares MSCI Malaysia ETF	1.2	Exchange-Traded Fund	United States

Naspers Ltd., Class N	1.2	Consumer Discretionary	South Africa

JD.com, Inc. ADR	1.2	Consumer Discretionary	China
Ping An Insurance Group Co. of China Ltd., Class H	1.0	Financials	China

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

MARKETBETA® EMERGING MARKETS EQUITY ETF

Performance Summary

August 31, 2020

Average Annual Total Return through August 31, 2020*	Since Inception
Shares based on NAV (Commenced May 12, 2020)	21.54%

Shares based on Market Price (Commenced May 12, 2020)	22.13%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

The returns set forth above represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

6

PORTFOLIO RESULTS

Goldman Sachs MarketBeta® International Equity ETF

Investment Objective

The Goldman Sachs MarketBeta International Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Developed Markets ex North America Large & Mid Cap Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period since it commenced operations on May 12, 2020 through August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 16.57% based on net asset value (“NAV”) and 16.65% based on market price. The Index returned 16.50% during the same period.

The Fund had a NAV of $40.14 per share on the date of inception and ended the Reporting Period with a NAV of $46.79 per share. The Fund’s market price on August 31, 2020 was $46.82 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

Q	Which sectors and countries contributed most positively to the Index’s performance during the Reporting Period, and which contributed least?

A	Index constituents in the industrials, financials and consumer discretionary sectors contributed most to the Index’s results during the Reporting Period. Index constituents in the energy, real estate and utilities sectors contributed least to the Index’s results during the Reporting Period.

From a country perspective, Index constituents in Japan, Germany and France contributed most to the Fund’s results during the Reporting Period. Index constituents in Faroe Islands, Colombia and Macao contributed least to the Fund’s results during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A	Positions in German information technology company SAP, German industrials company Siemens and Switzerland-based consumer staples company Nestle contributed most (1.20%, 0.80% and 2.48% of Fund net assets as of August 31, 2020, respectively). SAP and Siemens each generated a double-digit positive return within the Index during the Reporting Period; Nestle posted a single-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the least to the Index’s results during the Reporting Period?

A	Positions in U.K. financials firm HSBC Holdings, German information technology company Wirecard and U.K. consumer staples company British American Tobacco contributed least (0.64%, 0.00%[1] and 0.78% of Fund net assets as of August 31, 2020, respectively). Each of these holdings posted a double-digit negative return within the Index during the Reporting Period.

[1]	Some weights are 0.00% at August 31, 2020 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

7

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	Solactive Index
Financials	16.08%	16.09%
Industrials	15.43	15.49
Health Care	13.83	13.82
Consumer Staples	11.39	11.38
Consumer Discretionary	11.38	11.49
Information Technology	8.27	8.26
Materials	7.59	7.58
Communication Services	5.56	5.56
Utilities	3.89	3.89
Energy	3.23	3.23
Real Estate	3.22	3.20

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[2]

Country Name	Fund[3]	Solactive Index

Japan	25.96%	25.96%
Germany	8.72	8.72
France	8.85	8.85
Australia	6.98	7.00
Netherlands	4.87	5.11
UK	13.40	13.28
Switzerland	9.44	9.29
Sweden	3.48	3.47
Denmark	2.24	2.23
Italy	2.01	2.01
Hong Kong	3.22	3.22
Finland	1.39	1.39
Spain	2.24	2.27
Ireland	0.99	1.00
Norway	0.77	0.77
Belgium	0.99	0.99
Jersey	0.73	0.73
Israel	0.79	0.79
New Zealand	0.48	0.48
Singapore	1.18	1.18
Poland	0.28	0.28
Austria	0.29	0.29
China	0.32	0.32
Portugal	0.16	0.16
Luxembourg	0.09	0.09
Macao	0.10	0.10
Colombia	0.02	0.02
Faroe Islands	0.02	0.02

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.1% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Developed Markets ex North America Large & Mid Cap Index.

8

FUND BASICS

MarketBeta® International Equity ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$46.82
Net Asset Value (NAV)[1]	$46.79

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	2.5%	Consumer Staples	Switzerland
Roche Holding AG	1.8	Health Care	Switzerland
Novartis AG	1.4	Health Care	Switzerland

SAP SE	1.2	Information Technology	Germany
ASML Holding NV	1.1	Information Technology	Netherlands
Toyota Motor Corp.	1.1	Consumer Discretionary	Japan
AstraZeneca PLC	1.0	Health Care	United Kingdom

AIA Group Ltd.	0.9	Financials	Hong Kong
LVMH Moet Hennessy Louis Vuitton SE	0.9	Consumer Discretionary	France
Siemens AG	0.8	Industrials	Germany

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

MARKETBETA® INTERNATIONAL EQUITY ETF

Performance Summary

August 31, 2020

Average Annual Total Return through August 31, 2020*	Since Inception
Shares based on NAV (Commenced May 12, 2020)	16.57%

Shares based on Market Price (Commenced May 12, 2020)	16.65%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

The returns set forth above represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

10

PORTFOLIO RESULTS

Goldman Sachs MarketBeta® U.S. Equity ETF

Investment Objective

The Goldman Sachs MarketBeta U.S. Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS United States Large & Mid Cap Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period since it commenced operations on May 12, 2020 through August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 24.03% based on net asset value (“NAV”) and 24.21% based on market price. The Index returned 24.10% during the same period.

The Fund had a NAV of $39.20 per share on the date of inception and ended the Reporting Period with a NAV of $48.62 per share. The Fund’s market price on August 31, 2020 was $48.69 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which contributed least?

A	Index constituents in the information technology, consumer discretionary and communication services sectors contributed most to the Index’s results during the Reporting Period. Index constituents in the energy, utilities and real estate sectors contributed least to the Index’s results during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A	Positions in information technology giant Apple, e-commerce retailing leader Amazon.com and software leader Microsoft contributed most (7.50%, 4.89% and 5.66% of Fund net assets as of August 31, 2020, respectively). Each of these holdings posted a double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the least to the Index’s results during the Reporting Period?

A	Positions in semiconductor bellwether Intel, integrated oil company Exxon Mobil and biopharmaceutical company Gilead Sciences contributed least (0.72%, 0.57% and 0.28% of Fund net assets as of August 31, 2020, respectively). Each of these holdings generated a negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

11

PORTFOLIO RESULTS

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive Index
Information Technology	29.28%	29.26%
Health Care	13.64	13.64
Consumer Discretionary	12.61	12.61
Communication Services	11.10	11.10
Financials	9.17	9.16
Industrials	7.78	7.78
Consumer Staples	6.66	6.66
Utilities	2.71	2.71
Real Estate	2.58	2.58
Energy	2.13	2.16
Materials	2.34	2.33

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.1% of the Fund’s net assets as of August 31, 2020. Figures above may not sum to 100% due to rounding.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS United States Large & Mid Cap Index.

12

FUND BASICS

MarketBeta® U.S. Equity ETF

as of August 31, 2020

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$48.69
Net Asset Value (NAV)[1]	$48.62

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/20[2]

Holding	% of Net Assets	Line of Business	Country

Apple, Inc.	7.5%	Information Technology	United States
Microsoft Corp.	5.6	Information Technology	United States
Amazon.com, Inc.	4.9	Consumer Discretionary	United States

Facebook, Inc., Class A	2.4	Communication Services	United States
Alphabet, Inc., Class A	1.6	Communication Services	United States
Alphabet, Inc., Class C	1.6	Communication Services	United States
Johnson & Johnson	1.4	Health Care	United States

Tesla, Inc.	1.2	Consumer Discretionary	United States
Visa, Inc., Class A	1.2	Information Technology	United States
Procter & Gamble Co. (The)	1.1	Consumer Staples	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

13

MARKETBETA® U.S. EQUITY ETF

Performance Summary

August 31, 2020

Average Annual Total Return through August 31, 2020*	Since Inception
Shares based on NAV (Commenced May 12, 2020)	24.03%

Shares based on Market Price (Commenced May 12, 2020)	24.21%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

The returns set forth above represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

14

FUND BASICS

Index Definitions and Industry Terms

Book Value: The total value of the company’s assets that shareholders would theoretically receive if a company were liquidated.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

The Solactive GBS Emerging Markets Large & Mid Cap Index, Solactive GBS Developed Markets ex North America Small Cap Index, and Solactive GBS United States Large & Mid Cap Index (the, “Solactive Indexes”) are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Indexes are calculated correctly. Irrespective of its obligations towards the Funds, Solactive AG has no obligation to point out errors in the Solactive Indexes to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of the Solactive Indexes by Solactive AG nor the licensing of the Solactive Indexes or Index trade mark for the purpose of use in connection with a Fund constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund. Solactive AG is registered as a benchmark administrator under the Regulation (EU) 2016/2011 (BMR). Solactive appears on the ESMA register of administrators.

15

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 91.6%
Argentina – 0.2%
148	Banco Macro SA ADR (Financials)*	$2,805
243	Globant SA (Information Technology)*	43,152
404	Grupo Financiero Galicia SA ADR (Financials)*	4,173
348	Pampa Energia SA ADR (Utilities)*	3,999
426	Telecom Argentina SA ADR (Communication Services)	2,880
192	Transportadora de Gas del Sur SA ADR (Energy)*	902
1,221	YPF SA ADR (Energy)*	6,813

		64,724

Brazil – 4.1%
27,975	Ambev SA (Consumer Staples)	62,774
2,458	Atacadao SA (Consumer Staples)	8,760
1,364	B2W Cia Digital (Consumer Discretionary)*	27,870
13,028	B3 SA – Brasil Bolsa Balcao (Financials)	139,639
8,139	Banco Bradesco SA (Financials)	28,233
1,767	Banco BTG Pactual SA (Financials)	25,874
5,477	Banco do Brasil SA (Financials)	32,597
2,418	Banco Santander Brasil SA (Financials)	12,465
4,297	BB Seguridade Participacoes SA (Financials)	20,663
4,409	BRF SA (Consumer Staples)*	15,744
7,299	CCR SA (Industrials)	17,736
2,578	Centrais Eletricas Brasileiras SA (Utilities)	16,687
1,003	Cia Brasileira de Distribuicao (Consumer Staples)	11,612
2,163	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	18,827
1,227	Cia Energetica de Minas Gerais (Utilities)	2,360
4,089	Cia Siderurgica Nacional SA (Materials)	11,337
7,120	Cielo SA (Information Technology)	5,918
11,901	Cogna Educacao (Consumer Discretionary)	12,365
979	Cosan SA (Energy)	14,857
1,195	CPFL Energia SA (Utilities)	6,260
1,607	Energisa SA (Utilities)	12,728
1,619	Engie Brasil Energia SA (Utilities)	12,581
6,432	Equatorial Energia SA (Utilities)	27,201
1,379	Hapvida Participacoes e Investimentos SA (Health Care)(a)	16,271
2,518	Hypera SA (Health Care)	14,527
5,749	IRB Brasil Resseguros SA (Financials)	7,472
2,870	Itau Unibanco Holding SA (Financials)	11,802
4,537	Klabin SA (Materials)	21,255
3,770	Localiza Rent a Car SA (Industrials)	33,144
1,179	Lojas Americanas SA (Consumer Discretionary)	5,884
5,045	Lojas Renner SA (Consumer Discretionary)	39,976
783	M Dias Branco SA (Consumer Staples)	5,068
4,221	Magazine Luiza SA (Consumer Discretionary)	71,726
1,719	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	6,524

Common Stocks – (continued)
Brazil – (continued)
5,076	Natura & Co. Holding SA (Consumer Staples)	45,653
1,523	Neoenergia SA (Utilities)	5,175
3,058	Notre Dame Intermedica Participacoes SA (Health Care)	41,306
1,143	Pagseguro Digital Ltd., Class A (Information Technology)*	48,166
4,615	Petrobras Distribuidora SA (Consumer Discretionary)	17,952
23,498	Petroleo Brasileiro SA (Energy)	95,604
599	Porto Seguro SA (Financials)	5,772
1,463	Raia Drogasil SA (Consumer Staples)	28,749
6,708	Rumo SA (Industrials)*	27,635
891	StoneCo Ltd., Class A (Information Technology)*	45,441
4,057	Suzano SA (Materials)*	37,125
5,149	TIM Participacoes SA (Communication Services)	13,441
5,393	Ultrapar Participacoes SA (Energy)	19,111
24,641	Vale SA (Materials)	268,064
4,729	WEG SA (Industrials)	55,704
717	XP, Inc., Class A (Financials)*	35,413

		1,569,048

Chile – 0.5%
284,472	Banco de Chile (Financials)	23,838
353	Banco de Credito e Inversiones SA (Financials)	11,151
358,175	Banco Santander Chile (Financials)	13,808
8,795	Cencosud SA (Consumer Staples)	13,041
10,861	Cencosud Shopping SA (Real Estate)	16,260
943	Cia Cervecerias Unidas SA (Consumer Staples)	6,214
46,069	Colbun SA (Utilities)	7,128
867	Empresa Nacional de Telecomunicaciones SA (Communication Services)	5,261
7,355	Empresas CMPC SA (Materials)	15,316
2,506	Empresas COPEC SA (Energy)	18,421
168,784	Enel Americas SA (Utilities)	24,346
147,624	Enel Chile SA (Utilities)	11,383
6,692	Falabella SA (Consumer Discretionary)	21,140
1,459	Latam Airlines Group SA (Industrials)*	2,467
4,777	Plaza SA (Real Estate)	7,638

		197,412

China – 37.7%
1,519	360 Security Technology, Inc., Class A (Information Technology)	4,143
6,628	3SBio, Inc. (Health Care)*(a)	7,782
184	51job, Inc. ADR (Industrials)*	12,059
723	58.com, Inc. ADR (Communication Services)*	40,025
4,073	AAC Technologies Holdings, Inc. (Information Technology)	25,699
240	ADAMA Ltd., Class A (Materials)	325

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
799	AECC Aviation Power Co. Ltd., Class A (Industrials)	$5,208
6,240	Agile Group Holdings Ltd. (Real Estate)	8,615
18,389	Agricultural Bank of China Ltd., Class A (Financials)	8,618
1,451	Aier Eye Hospital Group Co. Ltd., Class A (Health Care)	11,010
2,159	Air China Ltd., Class A (Industrials)	2,285
10,857	Air China Ltd., Class H (Industrials)	7,481
715	Airtac International Group (Industrials)	15,864
639	Aisino Corp., Class A (Information Technology)	1,680
11,402	Alibaba Group Holding Ltd. ADR (Consumer Discretionary)*	3,272,716
2,626	A-Living Services Co. Ltd., Class H (Industrials)(a)	13,553
4,957	Aluminum Corp. of China Ltd., Class A (Materials)*	2,287
24,082	Aluminum Corp. of China Ltd., Class H (Materials)*	5,904
1,839	Angang Steel Co. Ltd., Class A (Materials)	722
8,986	Angang Steel Co. Ltd., Class H (Materials)	2,597
1,439	Anhui Conch Cement Co. Ltd., Class A (Materials)	12,797
7,531	Anhui Conch Cement Co. Ltd., Class H (Materials)	54,611
372	Anhui Gujing Distillery Co. Ltd., Class A (Consumer Staples)	14,032
160	Anhui Kouzi Distillery Co. Ltd., Class A (Consumer Staples)	1,404
6,624	ANTA Sports Products Ltd. (Consumer Discretionary)	65,427
80	Asymchem Laboratories Tianjin Co. Ltd., Class A (Health Care)	3,200
80	Autobio Diagnostics Co. Ltd., Class A (Health Care)	1,883
360	Autohome, Inc. ADR (Communication Services)	28,886
320	Avary Holding Shenzhen Co. Ltd., Class A (Information Technology)	2,285
1,039	AVIC Aircraft Co. Ltd., Class A (Industrials)	3,671
3,358	Avic Capital Co. Ltd., Class A (Financials)	2,466
400	AVIC Jonhon Optronic Technology Co. Ltd., Class A (Information Technology)	2,821
320	AVIC Shenyang Aircraft Co. Ltd., Class A (Industrials)	2,759
10,542	BAIC Motor Corp. Ltd., Class H (Consumer Discretionary)(a)	5,046
1,723	Baidu, Inc. ADR (Communication Services)*	214,634
8,075	Bank of Beijing Co. Ltd., Class A (Financials)	5,742
1,359	Bank of Chengdu Co. Ltd., Class A (Financials)	2,016
14,311	Bank of China Ltd., Class A (Financials)	6,853

Common Stocks – (continued)
China – (continued)
14,951	Bank of Communications Co. Ltd., Class A (Financials)	10,325
46,260	Bank of Communications Co. Ltd., Class H (Financials)	24,174
1,919	Bank of Hangzhou Co. Ltd., Class A (Financials)	3,628
4,397	Bank of Jiangsu Co. Ltd., Class A (Financials)	4,121
3,198	Bank of Nanjing Co. Ltd., Class A (Financials)	4,011
2,279	Bank of Ningbo Co. Ltd., Class A (Financials)	11,812
5,357	Bank of Shanghai Co. Ltd., Class A (Financials)	6,586
1,846	Bank of Zhengzhou Co. Ltd., Class A (Financials)	1,030
6,457	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	4,657
3,118	BBMG Corp., Class A (Materials)	1,502
13,560	BBMG Corp., Class H (Materials)	2,852
336	BeiGene Ltd. ADR (Health Care)*	81,168
1,599	Beijing Dabeinong Technology Group Co. Ltd., Class A (Consumer Staples)	2,654
3,054	Beijing Enterprises Holdings Ltd. (Utilities)	9,713
29,790	Beijing Enterprises Water Group Ltd. (Utilities)*	11,724
639	Beijing New Building Materials PLC, Class A (Industrials)	3,060
559	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A (Materials)	4,892
1,199	Beijing Originwater Technology Co. Ltd., Class A (Industrials)	1,703
240	Beijing Shiji Information Technology Co. Ltd., Class A (Information Technology)	1,153
240	Beijing Shunxin Agriculture Co. Ltd., Class A (Consumer Staples)	2,637
559	Beijing Sinnet Technology Co. Ltd., Class A (Information Technology)	2,151
480	Beijing Tiantan Biological Products Corp. Ltd., Class A (Health Care)	2,967
480	Beijing Tongrentang Co. Ltd., Class A (Health Care)	2,081
80	BGI Genomics Co. Ltd., Class A (Health Care)	1,711
1,265	Bilibili, Inc. ADR (Communication Services)*	59,771
16,790	BOE Technology Group Co. Ltd., Class A (Information Technology)	13,483
19,670	Brilliance China Automotive Holdings Ltd. (Consumer Discretionary)	17,614
639	BYD Co. Ltd., Class A (Consumer Discretionary)	7,930
4,393	BYD Co. Ltd., Class H (Consumer Discretionary)(b)	43,646
559	By-health Co. Ltd., Class A (Consumer Staples)	2,002

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,359	Caitong Securities Co. Ltd., Class A (Financials)	$2,889
5,037	CGN Power Co. Ltd., Class A (Utilities)	2,214
64,570	CGN Power Co. Ltd., Class H (Utilities)(a)	13,997
100	Changchun High & New Technology Industry Group, Inc., Class A (Health Care)	6,827
2,079	Changjiang Securities Co. Ltd., Class A (Financials)	2,589
639	Chaozhou Three-Circle Group Co. Ltd., Class A (Information Technology)	2,610
240	Chengdu Kanghong Pharmaceutical Group Co. Ltd., Class A (Health Care)	1,693
76	China Biologic Products Holdings, Inc. (Health Care)*	8,022
74,248	China Cinda Asset Management Co. Ltd., Class H (Financials)	14,179
1,759	China CITIC Bank Corp. Ltd., Class A (Financials)	1,341
58,869	China CITIC Bank Corp. Ltd., Class H (Financials)	24,611
1,279	China Coal Energy Co. Ltd., Class A (Energy)	764
13,332	China Coal Energy Co. Ltd., Class H (Energy)	3,354
1,679	China Communications Construction Co. Ltd., Class A (Industrials)	1,949
28,195	China Communications Construction Co. Ltd., Class H (Industrials)	15,825
15,227	China Communications Services Corp. Ltd., Class H (Industrials)	10,000
9,586	China Conch Venture Holdings Ltd. (Industrials)	41,559
3,598	China Construction Bank Corp., Class A (Financials)	3,257
639	China CSSC Holdings Ltd., Class A (Industrials)*	1,949
3,118	China Eastern Airlines Corp. Ltd., Class A (Industrials)	2,299
8,423	China Eastern Airlines Corp. Ltd., Class H (Industrials)	3,478
14,311	China Everbright Bank Co. Ltd., Class A (Financials)	8,023
46,488	China Everbright Bank Co. Ltd., Class H (Financials)	16,675
23,498	China Everbright International Ltd. (Industrials)	14,189
11,125	China Evergrande Group (Real Estate)(b)	25,982
8,331	China Feihe Ltd. (Consumer Staples)(a)	16,877
559	China Film Co. Ltd., Class A (Communication Services)	1,226
1,454	China Fortune Land Development Co. Ltd., Class A (Real Estate)	3,566
1,279	China Galaxy Securities Co. Ltd., Class A (Financials)	2,530
23,506	China Galaxy Securities Co. Ltd., Class H (Financials)	14,164

Common Stocks – (continued)
China – (continued)
1,759	China Gezhouba Group Co. Ltd., Class A (Industrials)	1,633
639	China Great Wall Securities Co. Ltd., Class A (Financials)	1,300
1,119	China Greatwall Technology Group Co. Ltd., Class A (Information Technology)	2,893
15,830	China Hongqiao Group Ltd. (Materials)	10,213
42,686	China Huarong Asset Management Co. Ltd., Class H (Financials)(a)	4,902
9,882	China International Capital Corp. Ltd., Class H (Financials)*(a)	23,487
559	China International Marine Containers Group Co. Ltd., Class A (Industrials)	715
2,894	China International Marine Containers Group Co. Ltd., Class H (Industrials)	2,950
37,306	China Jinmao Holdings Group Ltd. (Real Estate)	23,346
1,279	China Jushi Co. Ltd., Class A (Materials)	2,773
719	China Life Insurance Co. Ltd., Class A (Financials)	4,585
47,388	China Life Insurance Co. Ltd., Class H (Financials)	115,441
1,439	China Literature Ltd. (Communication Services)*(a)	8,940
20,004	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	12,622
17,066	China Mengniu Dairy Co. Ltd. (Consumer Staples)*	83,897
7,835	China Merchants Bank Co. Ltd., Class A (Financials)	43,115
26,192	China Merchants Bank Co. Ltd., Class H (Financials)	125,043
2,238	China Merchants Energy Shipping Co. Ltd., Class A (Energy)	2,111
8,023	China Merchants Port Holdings Co. Ltd. (Industrials)	9,182
2,179	China Merchants Securities Co. Ltd., Class A (Financials)*	6,856
1,019	China Merchants Securities Co. Ltd., Class H (Financials)*(a)	1,315
2,318	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A (Real Estate)	5,652
13,512	China Minsheng Banking Corp. Ltd., Class A (Financials)	10,949
44,745	China Minsheng Banking Corp. Ltd., Class H (Financials)	27,251
35,398	China Mobile Ltd. (Communication Services)	247,324
6,716	China Molybdenum Co. Ltd., Class A (Materials)	4,197
23,118	China Molybdenum Co. Ltd., Class H (Materials)	9,396
24,637	China National Building Material Co. Ltd., Class H (Materials)	34,650
1,839	China National Chemical Engineering Co. Ltd., Class A (Industrials)	1,573

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
4,477	China National Nuclear Power Co. Ltd., Class A (Utilities)	$3,046
160	China National Software & Service Co. Ltd., Class A (Information Technology)	2,309
1,359	China Northern Rare Earth Group High-Tech Co. Ltd., Class A (Materials)*	2,450
400	China Oilfield Services Ltd., Class A (Energy)	771
11,537	China Oilfield Services Ltd., Class H (Energy)	9,066
2,518	China Pacific Insurance Group Co. Ltd., Class A (Financials)	11,331
17,673	China Pacific Insurance Group Co. Ltd., Class H (Financials)	49,141
8,555	China Petroleum & Chemical Corp., Class A (Energy)	5,034
158,199	China Petroleum & Chemical Corp., Class H (Energy)	73,076
4,397	China Railway Construction Corp. Ltd., Class A (Industrials)	5,733
12,021	China Railway Construction Corp. Ltd., Class H (Industrials)	9,244
7,196	China Railway Group Ltd., Class A (Industrials)	5,884
24,673	China Railway Group Ltd., Class H (Industrials)	12,671
9,674	China Railway Signal & Communication Corp. Ltd., Class H (Information Technology)(a)	3,919
39,576	China Reinsurance Group Corp., Class H (Financials)	4,238
9,029	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	58,716
13,904	China Resources Cement Holdings Ltd. (Materials)	20,273
5,652	China Resources Gas Group Ltd. (Utilities)	26,546
18,345	China Resources Land Ltd. (Real Estate)	84,859
10,538	China Resources Pharmaceutical Group Ltd. (Health Care)(a)	5,969
11,321	China Resources Power Holdings Co. Ltd. (Utilities)	13,439
2,039	China Shenhua Energy Co. Ltd., Class A (Energy)	4,811
21,643	China Shenhua Energy Co. Ltd., Class H (Energy)	36,136
8,715	China Shipbuilding Industry Co. Ltd., Class A (Industrials)*	6,171
2,718	China Southern Airlines Co. Ltd., Class A (Industrials)*	2,325
9,818	China Southern Airlines Co. Ltd., Class H (Industrials)*	5,181
400	China Spacesat Co. Ltd., Class A (Industrials)	2,305
15,990	China State Construction Engineering Corp. Ltd., Class A (Industrials)	12,000

Common Stocks – (continued)
China – (continued)
11,293	China State Construction International Holdings Ltd. (Industrials)	8,757
9,238	China Taiping Insurance Holdings Co. Ltd. (Financials)	14,685
88,376	China Telecom Corp. Ltd., Class H (Communication Services)	28,964
639	China Tourism Group Duty Free Corp. Ltd., Class A (Consumer Discretionary)	19,406
559	China TransInfo Technology Co. Ltd., Class A (Information Technology)	1,996
39,097	China Unicom Hong Kong Ltd. (Communication Services)	27,695
11,113	China United Network Communications Ltd., Class A (Communication Services)	8,421
3,678	China Vanke Co. Ltd., Class A (Real Estate)	14,644
12,001	China Vanke Co. Ltd., Class H (Real Estate)	37,319
5,596	China Yangtze Power Co. Ltd., Class A (Utilities)	15,769
3,198	China Zheshang Bank Co. Ltd., Class A (Financials)	1,947
3,438	Chongqing Changan Automobile Co. Ltd., Class A (Consumer Discretionary)*	5,878
3,358	Chongqing Rural Commercial Bank Co. Ltd., Class A (Financials)	2,559
16,002	Chongqing Rural Commercial Bank Co. Ltd., Class H (Financials)	6,525
559	Chongqing Zhifei Biological Products Co. Ltd., Class A (Health Care)	11,030
23,341	CIFI Holdings Group Co. Ltd. (Real Estate)	19,877
40,323	CITIC Ltd. (Industrials)	36,784
3,997	CITIC Securities Co. Ltd., Class A (Financials)	18,558
14,507	CITIC Securities Co. Ltd., Class H (Financials)	34,854
101,084	CNOOC Ltd. (Energy)	115,038
894	CNPC Capital Co. Ltd., Class A (Industrials)	957
799	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	24,072
1,199	COSCO SHIPPING Energy Transportation Co. Ltd., Class A (Energy)	1,332
8,251	COSCO SHIPPING Energy Transportation Co. Ltd., Class H (Energy)	3,801
2,478	COSCO SHIPPING Holdings Co. Ltd., Class A (Industrials)*	1,968
16,434	COSCO SHIPPING Holdings Co. Ltd., Class H (Industrials)*	8,249
58,445	Country Garden Holdings Co. Ltd. (Real Estate)	72,470
8,085	Country Garden Services Holdings Co. Ltd. (Industrials)	56,385
9,274	CRRC Corp. Ltd., Class A (Industrials)	7,935
27,835	CRRC Corp. Ltd., Class H (Industrials)	12,570

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
559	CSC Financial Co. Ltd., Class A (Financials)	$4,266
4,929	CSC Financial Co. Ltd., Class H (Financials)(a)	7,327
1,395	Dada Nexus Ltd. ADR (Consumer Discretionary)*	31,750
13,080	Dali Foods Group Co. Ltd. (Consumer Staples)(a)	8,017
4,797	Daqin Railway Co. Ltd., Class A (Industrials)	4,636
192	DaShenLin Pharmaceutical Group Co. Ltd., Class A (Consumer Staples)	2,388
1,839	Datang International Power Generation Co. Ltd., Class A (Utilities)	660
479	Dawning Information Industry Co. Ltd., Class A (Information Technology)	3,160
1,119	DHC Software Co. Ltd., Class A (Information Technology)	1,905
240	Dong-E-E-Jiao Co. Ltd., Class A (Health Care)	1,620
1,039	Dongfang Electric Corp. Ltd., Class A (Industrials)	1,518
18,185	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)	12,624
1,039	Dongxing Securities Co. Ltd., Class A (Financials)	2,025
3,070	East Money Information Co. Ltd., Class A (Financials)	11,726
4,809	ENN Energy Holdings Ltd. (Utilities)	53,363
607	Eve Energy Co. Ltd., Class A (Industrials)	4,343
1,439	Everbright Securities Co. Ltd., Class A (Financials)	4,605
1,455	Fangda Carbon New Material Co. Ltd., Class A (Industrials)*	1,430
639	FAW Jiefang Group Co. Ltd., Class A (Consumer Discretionary)*	1,316
400	Fiberhome Telecommunication Technologies Co. Ltd., Class A (Information Technology)	1,536
5,596	Focus Media Information Technology Co. Ltd., Class A (Communication Services)	6,160
559	Foshan Haitian Flavouring & Food Co. Ltd., Class A (Consumer Staples)	14,952
2,398	Founder Securities Co. Ltd., Class A (Financials)*	3,071
3,438	Foxconn Industrial Internet Co. Ltd., Class A (Information Technology)	7,399
400	Fujian Sunner Development Co. Ltd., Class A (Consumer Staples)	1,570
719	Fuyao Glass Industry Group Co. Ltd., Class A (Consumer Discretionary)	3,042
3,218	Fuyao Glass Industry Group Co. Ltd., Class H (Consumer Discretionary)(a)	10,360
400	Ganfeng Lithium Co. Ltd., Class A (Materials)	2,950
979	Ganfeng Lithium Co. Ltd., Class H (Materials)(a)	4,958

Common Stocks – (continued)
China – (continued)
7,435	GD Power Development Co. Ltd., Class A (Utilities)	2,225
295	GDS Holdings Ltd. ADR (Information Technology)*	23,877
1,679	Gemdale Corp., Class A (Real Estate)	3,510
2,238	GF Securities Co. Ltd., Class A (Financials)	5,284
8,683	GF Securities Co. Ltd., Class H (Financials)	10,274
559	Giant Network Group Co. Ltd., Class A (Communication Services)	1,689
160	Gigadevice Semiconductor Beijing, Inc., Class A (Information Technology)	4,661
225	Glodon Co. Ltd., Class A (Information Technology)	2,289
1,199	GoerTek, Inc., Class A (Information Technology)	7,193
719	Great Wall Motor Co. Ltd., Class A (Consumer Discretionary)	1,464
19,548	Great Wall Motor Co. Ltd., Class H (Consumer Discretionary)	21,212
2,238	Gree Electric Appliances Inc of Zhuhai, Class A (Consumer Discretionary)	17,808
2,638	Greenland Holdings Corp. Ltd., Class A (Real Estate)	2,946
819	GSX Techedu, Inc. ADR (Consumer Discretionary)*(b)	69,943
559	Guangdong Haid Group Co. Ltd., Class A (Consumer Staples)	5,776
719	Guangxi Guiguan Electric Power Co. Ltd., Class A (Utilities)	501
959	Guangzhou Automobile Group Co. Ltd., Class A (Consumer Discretionary)	1,453
17,857	Guangzhou Automobile Group Co. Ltd., Class H (Consumer Discretionary)	15,345
719	Guangzhou Baiyun International Airport Co. Ltd., Class A (Industrials)	1,598
480	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	2,278
883	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H (Health Care)	2,313
7,915	Guangzhou R&F Properties Co. Ltd., Class H (Real Estate)	10,070
240	Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A (Information Technology)	3,507
480	Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A (Financials)	1,471
1,519	Guosen Securities Co. Ltd., Class A (Financials)	3,107
2,798	Guotai Junan Securities Co. Ltd., Class A (Financials)	7,901
5,437	Guotai Junan Securities Co. Ltd., Class H (Financials)(a)	8,489
1,279	Guoyuan Securities Co. Ltd., Class A (Financials)	2,058

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
2,988	Haidilao International Holding Ltd. (Consumer Discretionary)(a)	$19,277
2,398	Haier Smart Home Co. Ltd., Class A (Consumer Discretionary)	7,808
3,038	Haitong Securities Co. Ltd., Class A (Financials)*	6,729
18,717	Haitong Securities Co. Ltd., Class H (Financials)*	17,002
160	Han’s Laser Technology Industry Group Co. Ltd., Class A (Industrials)	868
3,278	Hangzhou Hikvision Digital Technology Co. Ltd., Class A (Information Technology)	17,909
320	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Discretionary)	1,822
142	Hangzhou Tigermed Consulting Co. Ltd., Class A (Health Care)	2,322
5,723	Hansoh Pharmaceutical Group Co. Ltd. (Health Care)*(a)	27,138
799	Henan Shuanghui Investment & Development Co. Ltd., Class A (Consumer Staples)	7,408
4,069	Hengan International Group Co. Ltd. (Consumer Staples)	32,079
1,839	Hengli Petrochemical Co. Ltd., Class A (Materials)	5,647
719	Hengtong Optic-electric Co. Ltd., Class A (Information Technology)	1,716
1,351	Hengyi Petrochemical Co. Ltd., Class A (Materials)	2,456
3,997	Hesteel Co. Ltd., Class A (Materials)*	1,296
160	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	3,923
400	Hongta Securities Co. Ltd., Class A (Financials)	1,215
3,038	Huadian Power International Corp. Ltd., Class A (Utilities)	1,779
10,390	Huadian Power International Corp. Ltd., Class H (Utilities)	2,909
639	Huadong Medicine Co. Ltd., Class A (Health Care)	2,609
639	Hualan Biological Engineering, Inc., Class A (Health Care)	5,374
1,839	Huaneng Lancang River Hydropower, Inc., Class A (Utilities)	1,093
2,558	Huaneng Power International, Inc., Class A (Utilities)	2,058
26,824	Huaneng Power International, Inc., Class H (Utilities)	11,179
2,798	Huatai Securities Co. Ltd., Class A (Financials)	8,746
10,038	Huatai Securities Co. Ltd., Class H (Financials)(a)	17,615
959	Huaxi Securities Co. Ltd., Class A (Financials)	1,792
4,477	Huaxia Bank Co. Ltd., Class A (Financials)	4,203

Common Stocks – (continued)
China – (continued)
1,359	Huaxin Cement Co. Ltd., Class A (Materials)	5,548
1,199	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	4,355
927	Huazhu Group Ltd. ADR (Consumer Discretionary)	41,465
1,599	Hubei Biocause Pharmaceutical Co. Ltd., Class A (Financials)	1,314
312	Hundsun Technologies, Inc., Class A (Information Technology)	5,076
412	HUYA, Inc. ADR (Communication Services)*(b)	11,833
799	Iflytek Co. Ltd., Class A (Information Technology)	4,397
20,769	Industrial & Commercial Bank of China Ltd., Class A (Financials)	15,040
7,915	Industrial Bank Co. Ltd., Class A (Financials)	18,675
2,558	Industrial Securities Co. Ltd., Class A (Financials)	3,070
17,350	Inner Mongolia BaoTou Steel Union Co. Ltd., Class A (Materials)*	2,938
3,038	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A (Materials)	4,152
2,238	Inner Mongolia Yili Industrial Group Co. Ltd., Class A (Consumer Staples)	13,704
4,262	Innovent Biologics, Inc. (Health Care)*(a)	28,404
480	Inspur Electronic Information Industry Co. Ltd., Class A (Information Technology)	2,530
855	iQIYI, Inc. ADR (Communication Services)*	18,511
304	Jafron Biomedical Co. Ltd., Class A (Health Care)	3,383
5,754	JD.com, Inc. ADR (Consumer Discretionary)*	452,495
559	Jiangsu Expressway Co. Ltd., Class A (Industrials)	784
7,783	Jiangsu Expressway Co. Ltd., Class H (Industrials)	7,793
236	Jiangsu Hengli Hydraulic Co. Ltd., Class A (Industrials)	2,257
2,015	Jiangsu Hengrui Medicine Co. Ltd., Class A (Health Care)	27,910
400	Jiangsu King’s Luck Brewery JSC Ltd., Class A (Consumer Staples)	3,182
320	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A (Consumer Staples)	6,592
320	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A (Health Care)	1,720
1,359	Jiangsu Zhongnan Construction Group Co. Ltd., Class A (Real Estate)	1,933
1,119	Jiangsu Zhongtian Technology Co. Ltd., Class A (Industrials)	1,846
719	Jiangxi Copper Co. Ltd., Class A (Materials)	1,640

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
7,244	Jiangxi Copper Co. Ltd., Class H (Materials)	$8,543
959	Jiangxi Zhengbang Technology Co. Ltd., Class A (Consumer Staples)	3,479
1,999	Jinke Properties Group Co. Ltd., Class A (Real Estate)	2,983
639	Jointown Pharmaceutical Group Co. Ltd., Class A (Health Care)*	1,653
240	Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A (Consumer Staples)	2,859
305	JOYY, Inc. ADR (Communication Services)*	26,059
1,279	Kingsoft Cloud Holdings Ltd. ADR (Information Technology)*	44,100
23,386	Kunlun Energy Co. Ltd. (Utilities)	17,441
400	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	104,334
7,531	KWG Group Holdings Ltd. (Real Estate)*	14,323
6,860	Legend Holdings Corp., Class H (Information Technology)(a)	10,108
43,222	Lenovo Group Ltd. (Information Technology)	28,888
1,479	Lens Technology Co. Ltd., Class A (Information Technology)	7,454
639	Lepu Medical Technology Beijing Co. Ltd., Class A (Health Care)	3,616
13,756	Li Ning Co. Ltd. (Consumer Discretionary)	58,218
2,479	Lingyi iTech Guangdong Co., Class A (Information Technology)*	4,329
160	Livzon Pharmaceutical Group, Inc., Class A (Health Care)	1,250
995	Livzon Pharmaceutical Group, Inc., Class H (Health Care)	4,769
7,895	Logan Group Co. Ltd. (Real Estate)	14,710
639	Lomon Billions Group Co. Ltd., Class A (Materials)	2,190
9,931	Longfor Group Holdings Ltd. (Real Estate)(a)	52,601
1,439	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)	13,295
2,597	Luxshare Precision Industry Co. Ltd., Class A (Information Technology)	20,854
559	Luzhou Laojiao Co. Ltd., Class A (Consumer Staples)	12,202
2,238	Maanshan Iron & Steel Co. Ltd., Class A (Materials)	918
5,329	Maanshan Iron & Steel Co. Ltd., Class H (Materials)	1,437
559	Mango Excellent Media Co. Ltd., Class A (Communication Services)	5,795
1,439	Meinian Onehealth Healthcare Holdings Co. Ltd., Class A (Health Care)*	3,689
14,240	Meituan Dianping, Class B (Consumer Discretionary)*	469,635

Common Stocks – (continued)
China – (continued)
6,796	Metallurgical Corp. of China Ltd., Class A (Industrials)	2,798
18,285	Metallurgical Corp. of China Ltd., Class H (Industrials)	3,138
1,027	Momo, Inc. ADR (Communication Services)	20,951
1,359	Muyuan Foodstuff Co. Ltd., Class A (Consumer Staples)	17,421
208	Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A (Health Care)	1,494
1,199	Nanjing Securities Co. Ltd., Class A (Financials)	2,587
1,519	NARI Technology Co. Ltd., Class A (Industrials)	4,968
160	NAURA Technology Group Co. Ltd., Class A (Information Technology)	4,305
719	NavInfo Co. Ltd., Class A (Consumer Discretionary)	1,726
507	NetEase, Inc. ADR (Communication Services)	247,015
639	New China Life Insurance Co. Ltd., Class A (Financials)	5,584
6,168	New China Life Insurance Co. Ltd., Class H (Financials)	24,632
1,599	New Hope Liuhe Co. Ltd., Class A (Consumer Staples)	8,871
1,004	New Oriental Education & Technology Group, Inc. ADR (Consumer Discretionary)*	147,217
400	Ninestar Corp., Class A (Information Technology)	2,133
2,638	Ningbo Zhoushan Port Co. Ltd., Class A (Industrials)	1,429
1,119	Oceanwide Holdings Co. Ltd., Class A (Real Estate)	673
719	Offcn Education Technology Co. Ltd., Class A (Consumer Discretionary)	3,749
1,039	OFILM Group Co. Ltd., Class A (Information Technology)	2,869
112	Oppein Home Group, Inc., Class A (Consumer Discretionary)	1,652
2,238	Orient Securities Co. Ltd., Class A (Financials)	3,859
5,213	Orient Securities Co. Ltd., Class H (Financials)(a)	3,296
1,279	Oriental Pearl Group Co. Ltd., Class A (Communication Services)	1,991
1,519	People’s Insurance Co. Group of China Ltd. (The), Class A (Financials)	1,601
52,229	People’s Insurance Co. Group of China Ltd. (The), Class H (Financials)	17,050
720	Perfect World Co. Ltd., Class A (Communication Services)	3,849
6,236	PetroChina Co. Ltd., Class A (Energy)	4,033
132,501	PetroChina Co. Ltd., Class H (Energy)	45,819

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
80	Pharmaron Beijing Co. Ltd., Class A (Health Care)	$1,286
780	Pharmaron Beijing Co. Ltd., Class H (Health Care)(a)	10,366
43,938	PICC Property & Casualty Co. Ltd., Class H (Financials)	33,959
543	Pinduoduo, Inc. ADR (Consumer Discretionary)*	48,294
7,355	Ping An Bank Co. Ltd., Class A (Financials)	16,194
2,518	Ping An Healthcare and Technology Co. Ltd. (Health Care)*(a)(b)	36,713
4,077	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	45,609
36,348	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	387,157
4,557	Poly Developments and Holdings Group Co. Ltd., Class A (Real Estate)	10,712
874	Poly Property Services Co. Ltd. (Real Estate)	7,652
4,557	Postal Savings Bank of China Co. Ltd., Class A (Financials)	3,074
81,210	Postal Savings Bank of China Co. Ltd., Class H (Financials)(a)	38,456
5,197	Power Construction Corp. of China Ltd., Class A (Industrials)	3,088
352	Red Star Macalline Group Corp. Ltd., Class A (Real Estate)	503
1,599	RiseSun Real Estate Development Co. Ltd., Class A (Real Estate)	1,924
1,519	Rongsheng Petro Chemical Co. Ltd., Class A (Materials)	4,391
2,238	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	6,097
1,519	Sanan Optoelectronics Co. Ltd., Class A (Information Technology)	6,019
80	Sangfor Technologies, Inc., Class A (Information Technology)	2,569
879	Sansteel Minguang Co. Ltd. Fujian, Class A (Materials)	892
3,198	Sany Heavy Industry Co. Ltd., Class A (Industrials)	10,338
1,119	SDIC Capital Co. Ltd., Class A (Financials)	2,480
2,558	SDIC Power Holdings Co. Ltd., Class A (Utilities)	3,384
12,508	Seazen Group Ltd. (Real Estate)*	11,346
799	Seazen Holdings Co. Ltd., Class A (Real Estate)	4,188
28,326	Semiconductor Manufacturing International Corp. (Information Technology)*	91,007
939	SF Holding Co. Ltd., Class A (Industrials)	11,667
2,558	Shaanxi Coal Industry Co. Ltd., Class A (Energy)	3,036
1,342	Shandong Gold Mining Co. Ltd., Class A (Materials)	5,680

Common Stocks – (continued)
China – (continued)
3,133	Shandong Gold Mining Co. Ltd., Class H (Materials)(a)	8,813
14,904	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (Health Care)	34,807
879	Shanghai Baosight Software Co. Ltd., Class A (Information Technology)	8,922
3,038	Shanghai Electric Group Co. Ltd., Class A (Industrials)*	2,466
16,998	Shanghai Electric Group Co. Ltd., Class H (Industrials)*	5,001
719	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A (Health Care)	5,755
3,258	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H (Health Care)	13,767
320	Shanghai International Airport Co. Ltd., Class A (Industrials)	3,569
3,118	Shanghai International Port Group Co. Ltd., Class A (Industrials)	2,021
320	Shanghai Lingang Holdings Corp. Ltd., Class A (Real Estate)	1,078
4,157	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A (Real Estate)	7,556
320	Shanghai M&G Stationery, Inc., Class A (Industrials)	3,247
719	Shanghai Pharmaceuticals Holding Co. Ltd., Class A (Health Care)	2,330
5,305	Shanghai Pharmaceuticals Holding Co. Ltd., Class H (Health Care)	9,460
11,193	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	16,930
1,679	Shanghai RAAS Blood Products Co. Ltd., Class A (Health Care)	2,204
1,439	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A (Consumer Discretionary)	2,082
1,359	Shanxi Meijin Energy Co. Ltd., Class A (Energy)*	1,310
2,159	Shanxi Taigang Stainless Steel Co. Ltd., Class A (Materials)	1,154
240	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Consumer Staples)	6,911
799	Shengyi Technology Co. Ltd., Class A (Information Technology)	2,894
112	Shennan Circuits Co. Ltd., Class A (Information Technology)	2,267
7,675	Shenwan Hongyuan Group Co. Ltd., Class A (Financials)	6,320
80	Shenzhen Goodix Technology Co. Ltd., Class A (Information Technology)	2,090
240	Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A (Health Care)	857
639	Shenzhen Inovance Technology Co. Ltd., Class A (Industrials)	5,206
6,752	Shenzhen International Holdings Ltd. (Industrials)	10,838
240	Shenzhen Kangtai Biological Products Co. Ltd., Class A (Health Care)	6,938

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
320	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care)	$16,000
3,118	Shenzhen Overseas Chinese Town Co. Ltd., Class A (Consumer Discretionary)	3,255
320	Shenzhen Sunway Communication Co. Ltd., Class A (Information Technology)	2,898
4,805	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	77,498
1,199	Sichuan Chuantou Energy Co. Ltd., Class A (Utilities)	1,754
480	Sichuan Kelun Pharmaceutical Co. Ltd., Class A (Health Care)	1,734
1,119	Sinolink Securities Co. Ltd., Class A (Financials)	2,542
1,999	Sinopec Oilfield Service Corp., Class A (Energy)*	555
1,679	Sinopec Shanghai Petrochemical Co. Ltd., Class A (Materials)	856
20,915	Sinopec Shanghai Petrochemical Co. Ltd., Class H (Materials)	4,318
8,543	Sinopharm Group Co. Ltd., Class H (Health Care)	21,032
1,999	Sinotrans Ltd., Class A (Industrials)	1,068
12,976	Sinotrans Ltd., Class H (Industrials)	3,081
4,217	Sinotruk Hong Kong Ltd. (Industrials)	10,964
863	Songcheng Performance Development Co. Ltd., Class A (Consumer Discretionary)	2,253
1,439	SooChow Securities Co. Ltd., Class A (Financials)	2,261
320	Spring Airlines Co. Ltd., Class A (Industrials)	2,061
400	STO Express Co. Ltd., Class A (Industrials)	964
16,058	Sunac China Holdings Ltd. (Real Estate)	67,546
3,198	Suning.com Co. Ltd., Class A (Consumer Discretionary)	4,599
4,265	Sunny Optical Technology Group Co. Ltd. (Information Technology)	63,231
559	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A (Information Technology)	2,268
959	Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A (Industrials)	1,472
2,480	TAL Education Group ADR (Consumer Discretionary)*	183,049
1,359	TBEA Co. Ltd., Class A (Industrials)	1,621
5,117	TCL Technology Group Corp., Class A (Consumer Discretionary)	5,289
36,496	Tencent Holdings Ltd. (Communication Services)	2,498,162
4,049	Tencent Music Entertainment Group ADR (Communication Services)*	63,286
2,478	Tianfeng Securities Co. Ltd., Class A (Financials)	2,500
1,039	Tianjin Zhonghuan Semiconductor Co. Ltd., Class A (Information Technology)	3,287

Common Stocks – (continued)
China – (continued)
719	Tianma Microelectronics Co. Ltd., Class A (Information Technology)	1,725
559	Tianqi Lithium Corp., Class A (Materials)*	1,853
11,681	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	21,945
160	Toly Bread Co. Ltd., Class A (Consumer Staples)	1,475
3,642	Tongcheng-Elong Holdings Ltd. (Consumer Discretionary)*	7,143
719	Tonghua Dongbao Pharmaceutical Co. Ltd., Class A (Health Care)	1,494
639	Tongkun Group Co. Ltd., Class A (Materials)	1,505
1,599	Tongwei Co. Ltd., Class A (Consumer Staples)	5,696
80	Topchoice Medical Corp., Class A (Health Care)*	2,643
8,471	Topsports International Holdings Ltd. (Consumer Discretionary)(a)	10,482
959	Transfar Zhilian Co. Ltd., Class A (Materials)	846
5,936	TravelSky Technology Ltd., Class H (Information Technology)	12,347
3,591	Trip.com Group Ltd. ADR (Consumer Discretionary)*	108,592
240	Tsingtao Brewery Co. Ltd., Class A (Consumer Staples)	3,061
2,410	Tsingtao Brewery Co. Ltd., Class H (Consumer Staples)	21,954
2,079	Tunghsu Optoelectronic Technology Co. Ltd., Class A (Information Technology)*	953
200	Unigroup Guoxin Microelectronics Co. Ltd., Class A (Information Technology)	3,659
8,051	Uni-President China Holdings Ltd. (Consumer Staples)	7,334
1,006	Unisplendour Corp. Ltd., Class A (Information Technology)	4,818
400	Universal Scientific Industrial Shanghai Co. Ltd., Class A (Information Technology)	1,366
178	Venustech Group, Inc., Class A (Information Technology)	991
3,418	Vipshop Holdings Ltd. ADR (Consumer Discretionary)*	56,431
559	Walvax Biotechnology Co. Ltd., Class A (Health Care)*	5,183
719	Wanda Film Holding Co. Ltd., Class A (Communication Services)*	1,945
879	Wangsu Science & Technology Co. Ltd., Class A (Information Technology)	1,176
1,199	Wanhua Chemical Group Co. Ltd., Class A (Materials)	12,830
30,838	Want Want China Holdings Ltd. (Consumer Staples)	21,168
408	Weibo Corp. ADR (Communication Services)*	15,218

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
2,238	Weichai Power Co. Ltd., Class A (Industrials)	$4,843
12,376	Weichai Power Co. Ltd., Class H (Industrials)	25,007
2,398	Wens Foodstuffs Group Co. Ltd., Class A (Consumer Staples)	8,641
1,279	Western Securities Co. Ltd., Class A (Financials)	1,823
240	Will Semiconductor Ltd., Class A (Information Technology)	5,881
726	Winning Health Technology Group Co. Ltd., Class A (Health Care)	2,247
408	Wuhan Guide Infrared Co. Ltd., Class A (Information Technology)	2,286
799	Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A (Communication Services)	5,318
1,439	Wuliangye Yibin Co. Ltd., Class A (Consumer Staples)	50,424
639	WUS Printed Circuit Kunshan Co. Ltd., Class A (Information Technology)	1,963
771	WuXi AppTec Co. Ltd., Class A (Health Care)	12,372
1,343	WuXi AppTec Co. Ltd., Class H (Health Care)(a)	19,893
5,655	Wuxi Biologics Cayman, Inc. (Health Care)*(a)	146,954
320	Wuxi Lead Intelligent Equipment Co. Ltd., Class A (Information Technology)	2,100
2,958	XCMG Construction Machinery Co. Ltd., Class A (Industrials)	2,682
46,239	Xiaomi Corp., Class B (Information Technology)*(a)	140,206
3,278	Xinhu Zhongbao Co. Ltd., Class A (Real Estate)	1,685
1,279	Xinjiang Goldwind Science & Technology Co. Ltd., Class A (Industrials)	2,039
4,925	Xinjiang Goldwind Science & Technology Co. Ltd., Class H (Industrials)	4,239
22,754	Xinyi Solar Holdings Ltd. (Information Technology)	28,743
1,519	Yango Group Co. Ltd., Class A (Real Estate)	1,564
799	Yanzhou Coal Mining Co. Ltd., Class A (Energy)	1,083
9,434	Yanzhou Coal Mining Co. Ltd., Class H (Energy)	7,267
240	Yealink Network Technology Corp. Ltd., Class A (Information Technology)	1,975
112	Yifeng Pharmacy Chain Co. Ltd., Class A (Consumer Staples)	1,648
2,678	Yihai International Holding Ltd. (Consumer Staples)*	42,087
3,598	Yonghui Superstores Co. Ltd., Class A (Consumer Staples)	4,665
1,143	Yonyou Network Technology Co. Ltd., Class A (Information Technology)	6,994

Common Stocks – (continued)
China – (continued)
719	YTO Express Group Co. Ltd., Class A (Industrials)	1,681
727	Yunda Holding Co. Ltd., Class A (Industrials)	2,206
400	Yunnan Baiyao Group Co. Ltd., Class A (Health Care)	6,758
240	Yunnan Energy New Material Co. Ltd., Class A (Materials)	2,741
160	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A (Health Care)	5,884
2,130	Zhejiang Century Huatong Group Co. Ltd., Class A (Communication Services)*	3,443
799	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	4,021
1,119	Zhejiang Dahua Technology Co. Ltd., Class A (Information Technology)	3,735
9,130	Zhejiang Expressway Co. Ltd., Class H (Industrials)	6,161
527	Zhejiang Huahai Pharmaceutical Co. Ltd., Class A (Health Care)	3,376
400	Zhejiang Huayou Cobalt Co. Ltd., Class A (Materials)*	2,345
1,199	Zhejiang Longsheng Group Co. Ltd., Class A (Materials)	2,512
799	Zhejiang NHU Co. Ltd., Class A (Health Care)	3,823
1,351	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Industrials)	4,458
559	Zhejiang Semir Garment Co. Ltd., Class A (Consumer Discretionary)	628
80	Zhejiang Supor Co. Ltd., Class A (Consumer Discretionary)	990
799	Zhengzhou Yutong Bus Co. Ltd., Class A (Industrials)	1,658
959	Zheshang Securities Co. Ltd., Class A (Financials)	2,083
2,534	ZhongAn Online P&C Insurance Co. Ltd., Class H (Financials)*(a)	16,691
240	Zhongji Innolight Co. Ltd., Class A (Information Technology)	2,075
3,222	Zhongsheng Group Holdings Ltd. (Consumer Discretionary)	20,122
2,638	Zhongtian Financial Group Co. Ltd., Class A (Real Estate)*	1,371
3,486	Zhuzhou CRRC Times Electric Co. Ltd., Class H (Industrials)	11,200
7,435	Zijin Mining Group Co. Ltd., Class A (Materials)	7,805
36,434	Zijin Mining Group Co. Ltd., Class H (Materials)	24,869
2,478	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A (Industrials)*	3,082
8,807	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (Industrials)*	8,818

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,439	ZTE Corp., Class A (Information Technology)	$8,194
4,809	ZTE Corp., Class H (Information Technology)	13,992
3,518	ZTO Express Cayman, Inc. ADR (Industrials)	117,959

		14,515,203

Colombia – 0.1%
1,747	Bancolombia SA (Financials)	12,113
22,754	Ecopetrol SA (Energy)	13,288
1,527	Grupo de Inversiones Suramericana SA (Financials)	8,551
8,231	Grupo Energia Bogota SA ESP (Utilities)	5,400
2,618	Interconexion Electrica SA ESP (Utilities)	14,619

		53,971

Czech Republic – 0.1%
1,015	CEZ AS (Utilities)	20,951
440	Komercni banka AS (Financials)*	10,614
3,158	Moneta Money Bank AS (Financials)(a)	7,977

		39,542

Egypt – 0.2%
9,354	Commercial International Bank Egypt SAE (Financials)	39,877
6,220	Eastern Co. SAE (Consumer Staples)	4,992
2,482	Egypt Kuwait Holding Co. SAE (Materials)	2,802
4,417	Egyptian Financial Group-Hermes Holding Co. (Financials)*	3,915
4,497	ElSewedy Electric Co. (Industrials)	2,131
6,412	Talaat Moustafa Group (Real Estate)	2,796
2,171	Telecom Egypt Co. (Communication Services)	1,846

		58,359

Greece – 0.2%
8,027	Alpha Bank AE (Financials)*	5,324
15,774	Eurobank Ergasias Services and Holdings SA (Financials)*	7,587
1,495	Hellenic Telecommunications Organization SA (Communication Services)	24,495
663	JUMBO SA (Consumer Discretionary)	11,537
440	LAMDA Development SA (Real Estate)*	2,973
412	Motor Oil Hellas Corinth Refineries SA (Energy)	5,790
667	Mytilineos SA (Industrials)	6,294
3,474	National Bank of Greece SA (Financials)*	4,739
1,311	OPAP SA (Consumer Discretionary)	12,041

		80,780

Hungary – 0.2%
3,006	MOL Hungarian Oil & Gas PLC (Energy)*	16,977

Common Stocks – (continued)
Hungary – (continued)
1,375	OTP Bank Nyrt (Financials)*	46,519
887	Richter Gedeon Nyrt (Health Care)	21,730

		85,226

India – 8.0%
272	ABB India Ltd. (Industrials)	3,513
288	ACC Ltd. (Materials)	5,172
4,245	Adani Ports & Special Economic Zone Ltd. (Industrials)	20,516
160	Alkem Laboratories Ltd. (Health Care)	5,918
3,758	Ambuja Cements Ltd. (Materials)	10,749
1,835	Asian Paints Ltd. (Materials)	47,344
1,627	Aurobindo Pharma Ltd. (Health Care)	17,880
991	Avenue Supermarts Ltd. (Consumer Staples)*(a)	30,309
13,292	Axis Bank Ltd. (Financials)*	89,703
440	Bajaj Auto Ltd. (Consumer Discretionary)	17,736
1,151	Bajaj Finance Ltd. (Financials)	54,539
244	Bajaj Finserv Ltd. (Financials)	20,520
80	Bajaj Holdings & Investment Ltd. (Financials)	2,911
2,458	Bandhan Bank Ltd. (Financials)*(a)	10,212
5,884	Bank of Baroda (Financials)*	3,913
1,483	Berger Paints India Ltd. (Materials)	10,833
3,726	Bharat Electronics Ltd. (Industrials)	5,371
4,297	Bharat Petroleum Corp. Ltd. (Energy)	23,806
2,123	Bharti Infratel Ltd. (Communication Services)	5,727
1,835	Biocon Ltd. (Health Care)*	9,377
44	Bosch Ltd. (Consumer Discretionary)	7,660
228	Britannia Industries Ltd. (Consumer Staples)	11,541
1,370	Cadila Healthcare Ltd. (Health Care)	6,910
2,055	Cipla Ltd. (Health Care)	19,921
9,418	Coal India Ltd. (Energy)	17,190
412	Colgate-Palmolive India Ltd. (Consumer Staples)	7,630
1,319	Container Corp. Of India Ltd. (Industrials)	7,042
3,374	Dabur India Ltd. (Consumer Staples)	21,755
504	Divi’s Laboratories Ltd. (Health Care)	21,382
3,786	DLF Ltd. (Real Estate)	8,145
516	Dr. Reddy’s Laboratories Ltd. (Health Care)	29,896
790	Eicher Motors Ltd. (Consumer Discretionary)	22,453
4,800	Embassy Office Parks REIT (Real Estate)	23,615
6,892	GAIL India Ltd. (Utilities)	8,956
2,194	Godrej Consumer Products Ltd. (Consumer Staples)	19,413
2,055	Grasim Industries Ltd. (Materials)	18,841
1,317	Havells India Ltd. (Industrials)	11,014
6,640	HCL Technologies Ltd. (Information Technology)	62,641
308	HDFC Asset Management Co. Ltd. (Financials)(a)	10,088
3,082	HDFC Life Insurance Co. Ltd. (Financials)*(a)	24,067

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
312	Hero MotoCorp Ltd. (Consumer Discretionary)	$12,742
5,720	Hindalco Industries Ltd. (Materials)*	14,396
3,881	Hindustan Petroleum Corp. Ltd. (Energy)	10,627
5,654	Hindustan Unilever Ltd. (Consumer Staples)	162,640
9,237	Housing Development Finance Corp. Ltd. (Financials)	229,973
10,098	ICICI Bank Ltd. (Financials)*	54,134
1,083	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	18,490
2,194	ICICI Prudential Life Insurance Co. Ltd. (Financials)(a)	12,598
12,081	Indian Oil Corp. Ltd. (Energy)	14,082
1,335	Indraprastha Gas Ltd. (Utilities)	7,154
376	Info Edge India Ltd. (Communication Services)	16,671
20,352	Infosys Ltd. (Information Technology)	256,752
571	InterGlobe Aviation Ltd. (Industrials)*(a)	9,302
18,789	ITC Ltd. (Consumer Staples)	48,780
5,349	JSW Steel Ltd. (Materials)	19,606
823	Kansai Nerolac Paints Ltd. (Materials)	5,342
228	Larsen & Toubro Infotech Ltd. (Information Technology)(a)	7,615
2,143	Larsen & Toubro Ltd. (Industrials)	27,511
1,355	Lupin Ltd. (Health Care)	17,075
3,878	Mahindra & Mahindra Ltd. (Consumer Discretionary)	31,974
2,878	Marico Ltd. (Consumer Staples)	14,424
767	Maruti Suzuki India Ltd. (Consumer Discretionary)	71,273
4,825	Motherson Sumi Systems Ltd. (Consumer Discretionary)	7,191
6	MRF Ltd. (Consumer Discretionary)	4,727
611	Muthoot Finance Ltd. (Financials)	9,519
148	Nestle India Ltd. (Consumer Staples)	32,069
15,351	NHPC Ltd. (Utilities)	4,515
3,406	NMDC Ltd. (Materials)	4,495
15,119	NTPC Ltd. (Utilities)	19,801
15,866	Oil & Natural Gas Corp. Ltd. (Energy)	17,664
116	Oracle Financial Services Software Ltd. (Information Technology)	4,779
32	Page Industries Ltd. (Consumer Discretionary)	8,255
3,822	Petronet LNG Ltd. (Energy)	12,480
775	Pidilite Industries Ltd. (Materials)	14,770
594	Piramal Enterprises Ltd. (Health Care)	11,034
4,033	Power Finance Corp. Ltd. (Financials)	5,153
9,994	Power Grid Corp. of India Ltd. (Utilities)	24,297
5,061	Punjab National Bank (Financials)*	2,410
519	Rajesh Exports Ltd. (Consumer Discretionary)	3,148
4,401	REC Ltd. (Financials)	6,347
19,688	Reliance Industries Ltd. (Energy)	556,530
1,813	SBI Cards & Payment Services Ltd. (Financials)	19,897

Common Stocks – (continued)
India – (continued)
1,527	SBI Life Insurance Co. Ltd. (Financials)*(a)	17,172
56	Shree Cement Ltd. (Materials)	15,431
460	Siemens Ltd. (Industrials)	7,248
11,369	State Bank of India (Financials)*	32,744
5,603	Sun Pharmaceutical Industries Ltd. (Health Care)	39,601
5,636	Tata Consultancy Services Ltd. (Information Technology)	172,834
2,043	Tata Consumer Products Ltd. (Consumer Staples)	14,776
6,884	Tata Motors Ltd. (Consumer Discretionary)*	13,392
2,426	Tata Motors Ltd., Class A (Consumer Discretionary)*	1,679
1,723	Tata Steel Ltd. (Materials)	9,667
2,954	Tech Mahindra Ltd. (Information Technology)	29,738
803	Titan Co. Ltd. (Consumer Discretionary)	12,006
260	Torrent Pharmaceuticals Ltd. (Health Care)	9,401
697	UltraTech Cement Ltd. (Materials)	36,966
416	United Breweries Ltd. (Consumer Staples)	5,712
1,903	United Spirits Ltd. (Consumer Staples)*	14,133
3,060	UPL Ltd. (Materials)	21,033
9,971	Vedanta Ltd. (Materials)	17,427
8,692	Wipro Ltd. (Information Technology)	32,037
16,292	Yes Bank Ltd. (Financials)*	3,176

		3,094,624

Indonesia – 1.4%
92,149	Adaro Energy Tbk PT (Energy)	6,866
115,631	Astra International Tbk PT (Consumer Discretionary)	40,495
67,680	Bank Central Asia Tbk PT (Financials)	145,817
118,810	Bank Mandiri Persero Tbk PT (Financials)	48,544
47,452	Bank Negara Indonesia Persero Tbk PT (Financials)	16,618
339,647	Bank Rakyat Indonesia Persero Tbk PT (Financials)	81,865
179,120	Barito Pacific Tbk PT (Materials)*	10,332
9,346	Chandra Asri Petrochemical Tbk PT (Materials)	4,573
46,436	Charoen Pokphand Indonesia Tbk PT (Consumer Staples)*	20,089
2,914	Gudang Garam Tbk PT (Consumer Staples)*	9,505
16,286	Indah Kiat Pulp & Paper Corp. Tbk PT (Materials)*	10,401
11,489	Indocement Tunggal Prakarsa Tbk PT (Materials)	9,369
14,455	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	10,149
27,911	Indofood Sukses Makmur Tbk PT (Consumer Staples)	14,614

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Indonesia – (continued)
127,624	Kalbe Farma Tbk PT (Health Care)	$13,847
18,505	Semen Indonesia Persero Tbk PT (Materials)	13,406
302,217	Telekomunikasi Indonesia Persero Tbk PT (Communication Services)	59,354
36,458	Unilever Indonesia Tbk PT (Consumer Staples)	20,592
9,594	United Tractors Tbk PT (Energy)	15,153
23,010	XL Axiata Tbk PT (Communication Services)	3,855

		555,444

Kuwait – 0.7%
5,594	Agility Public Warehousing Co. KSC (Industrials)	11,439
5,856	Boubyan Bank KSCP (Financials)	11,092
39,744	Kuwait Finance House KSCP (Financials)	81,533
26,160	Mobile Telecommunications Co. KSC (Communication Services)	50,580
42,870	National Bank of Kuwait SAKP (Financials)	120,820

		275,464

Luxembourg – 0.0%
963	Reinet Investments SCA (Financials)	18,367

Mexico – 1.5%
32,041	Alfa SAB de CV, Class A (Industrials)	20,598
189,716	America Movil SAB de CV, Series L (Communication Services)	115,203
2,470	Arca Continental SAB de CV (Consumer Staples)	11,267
3,490	Becle SAB de CV (Consumer Staples)	6,667
94,572	Cemex SAB de CV, Series CPO (Materials)	30,334
3,346	Coca-Cola Femsa SAB de CV (Consumer Staples)	14,035
1,259	El Puerto de Liverpool SAB de CV (Consumer Discretionary)	3,308
22,291	Fibra Uno Administracion SA de CV REIT (Real Estate)	17,396
3,682	GMexico Transportes SAB de CV (Industrials)(a)	4,781
1,110	Gruma SAB de CV, Class B (Consumer Staples)	13,126
2,290	Grupo Aeroportuario del Pacifico SAB de CV, Class B (Industrials)	17,806
835	Grupo Aeroportuario del Sureste SAB de CV, Class B (Industrials)*	9,461
9,502	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	17,549
3,118	Grupo Carso SAB de CV, Series A1 (Industrials)	6,156
404	Grupo Elektra SAB DE CV (Financials)	22,114
18,365	Grupo Financiero Banorte SAB de CV, Class O (Financials)*	63,496

Common Stocks – (continued)
Mexico – (continued)
14,031	Grupo Financiero Inbursa SAB de CV, Class O (Financials)*	10,264
19,453	Grupo Mexico SAB de CV, Series B (Materials)	51,908
18,337	Grupo Televisa SAB, Series CPO (Communication Services)*	22,639
787	Industrias Penoles SAB de CV (Materials)	13,127
3,282	Infraestructura Energetica Nova SAB de CV (Utilities)	9,611
10,218	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)	16,415
6,632	Orbia Advance Corp. SAB de CV (Materials)	10,654
32,792	Wal-Mart de Mexico SAB de CV (Consumer Staples)	78,706

		586,621

Pakistan – 0.1%
1,995	Engro Corp. Ltd. (Materials)	3,590
4,461	Habib Bank Ltd. (Financials)	3,621
5,748	Hub Power Co. Ltd. (The) (Utilities)*	2,967
1,291	Lucky Cement Ltd. (Materials)	4,788
4,101	Oil & Gas Development Co. Ltd. (Energy)	2,841
4,357	Pakistan Petroleum Ltd. (Energy)	2,670
3,062	United Bank Ltd. (Financials)	2,308

		22,785

Peru – 0.2%
386	Credicorp Ltd. (Financials)	50,365
196	InRetail Peru Corp. (Consumer Staples)(a)	6,115
212	Intercorp Financial Services, Inc. (Financials)	5,239

		61,719

Philippines – 0.7%
14,400	Aboitiz Equity Ventures, Inc. (Industrials)	14,256
8,800	Aboitiz Power Corp. (Utilities)	4,837
1,600	Ayala Corp. (Industrials)	24,205
37,600	Ayala Land, Inc. (Real Estate)	22,334
11,510	Bank of the Philippine Islands (Financials)	15,905
11,150	BDO Unibank, Inc. (Financials)	19,777
180	Globe Telecom, Inc. (Communication Services)	7,752
5,110	International Container Terminal Services, Inc. (Industrials)	11,066
18,390	JG Summit Holdings, Inc. (Industrials)	24,389
2,800	Jollibee Foods Corp. (Consumer Discretionary)	7,802
1,520	Manila Electric Co. (Utilities)	8,433
11,600	Metropolitan Bank & Trust Co. (Financials)	8,015
540	PLDT, Inc. (Communication Services)	16,472
1,520	SM Investments Corp. (Industrials)	26,648
66,300	SM Prime Holdings, Inc. (Real Estate)	39,929
5,590	Universal Robina Corp. (Consumer Staples)	15,888

		267,708

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Qatar – 0.8%
12,628	Commercial Bank PSQC (The) (Financials)	$14,407
18,877	Industries Qatar QSC (Industrials)	51,120
23,406	Masraf Al Rayan QSC (Financials)	26,807
27,635	Mesaieed Petrochemical Holding Co. (Materials)	16,091
7,056	Ooredoo QPSC (Communication Services)	12,792
3,434	Qatar Electricity & Water Co. QSC (Utilities)	16,222
3,102	Qatar Fuel QSC (Energy)	15,676
7,371	Qatar Islamic Bank (Financials)	32,391
28,275	Qatar National Bank QPSC (Financials)	139,783

		325,289

Russia – 2.4%
19,668	Alrosa PJSC (Materials)	17,432
2,210	Gazprom Neft PJSC (Energy)	9,487
2,651	LUKOIL PJSC (Energy)	177,877
7,030	Mobile TeleSystems PJSC (Communication Services)	32,117
2,322	Novatek PJSC (Energy)	34,703
6,108	Novolipetsk Steel PJSC (Materials)	12,721
152	Polyus PJSC (Materials)	36,921
7,156	Rosneft Oil Co. PJSC (Energy)	35,925
68,396	Sberbank of Russia PJSC (Financials)*	207,762
1,227	Severstal PAO (Materials)	15,392
226,594	Surgutneftegas PJSC (Energy)	111,736
8,923	Tatneft PJSC (Energy)	65,594
27,276,568	VTB Bank PJSC (Financials)*	12,909
1,922	Yandex NV, Class A (Communication Services)*	134,022

		904,598

Saudi Arabia – 3.0%
675	Advanced Petrochemical Co. (Materials)	9,917
7,803	Al Rajhi Bank (Financials)	135,028
6,240	Alinma Bank (Financials)*	25,789
2,662	Almarai Co. JSC (Consumer Staples)	38,115
1,043	Arabian Centres Co. Ltd. (Real Estate)	7,105
2,258	Bank AlBilad (Financials)	14,462
3,762	Banque Saudi Fransi (Financials)	32,048
197	Bupa Arabia for Cooperative Insurance Co. (Financials)*	6,513
3,370	Dar Al Arkan Real Estate Development Co. (Real Estate)*	7,287
537	Dr Sulaiman Al Habib Medical Services Group Co. (Health Care)	12,858
2,402	Etihad Etisalat Co. (Communication Services)*	17,164
376	Jarir Marketing Co. (Consumer Discretionary)	16,382

Common Stocks – (continued)
Saudi Arabia – (continued)
8,627	National Commercial Bank (Financials)	85,570
2,091	National Industrialization Co. (Materials)*	6,590
761	National Petrochemical Co. (Materials)	5,448
694	Rabigh Refining & Petrochemical Co. (Energy)*	2,642
9,362	Riyad Bank (Financials)	47,878
6,240	Samba Financial Group (Financials)	45,838
1,275	Saudi Arabian Fertilizer Co. (Materials)	28,183
2,570	Saudi Arabian Mining Co. (Materials)*	26,999
21,948	Saudi Arabian Oil Co. (Energy)(a)	208,042
5,696	Saudi Basic Industries Corp. (Materials)	133,650
6,184	Saudi British Bank (The) (Financials)	44,272
4,981	Saudi Electricity Co. (Utilities)	21,143
1,403	Saudi Industrial Investment Group (Materials)	8,193
4,681	Saudi Kayan Petrochemical Co. (Materials)*	11,333
3,822	Saudi Telecom Co. (Communication Services)	97,831
1,667	Savola Group (The) (Consumer Staples)	21,602
1,479	Yanbu National Petrochemical Co. (Materials)	21,098

		1,138,980

Singapore – 0.0%
1,323	BOC Aviation Ltd. (Industrials)(a)	9,841

South Africa – 3.0%
3,274	Absa Group Ltd. (Financials)	14,929
319	Anglo American Platinum Ltd. (Materials)(b)	23,804
2,103	Aspen Pharmacare Holdings Ltd. (Health Care)*	16,866
1,879	Bid Corp. Ltd. (Consumer Staples)	31,046
2,015	Bidvest Group Ltd. (The) (Industrials)	16,189
463	Capitec Bank Holdings Ltd. (Financials)	22,820
1,487	Clicks Group Ltd. (Consumer Staples)	20,188
2,432	Discovery Ltd. (Financials)	17,375
2,155	Exxaro Resources Ltd. (Energy)	17,450
19,640	FirstRand Ltd. (Financials)	43,880
4,901	Gold Fields Ltd. (Materials)	63,376
14,960	Growthpoint Properties Ltd. REIT (Real Estate)	10,782
4,745	Impala Platinum Holdings Ltd. (Materials)	43,797
1,547	Investec Ltd. (Financials)	2,871
308	Kumba Iron Ore Ltd. (Materials)	9,654
1,407	Mr Price Group Ltd. (Consumer Discretionary)	9,624
10,730	MTN Group Ltd. (Communication Services)	38,680
2,462	MultiChoice Group (Communication Services)*	14,081
2,552	Naspers Ltd., Class N (Consumer Discretionary)	465,886
2,910	Nedbank Group Ltd. (Financials)	16,488
29,986	Old Mutual Ltd. (Financials)	19,806

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
South Africa – (continued)
3,989	Pepkor Holdings Ltd. (Consumer Discretionary)(a)	$2,284
875	PSG Group Ltd. (Financials)	2,324
4,125	Rand Merchant Investment Holdings Ltd. (Financials)	7,322
2,826	Remgro Ltd. (Financials)	14,666
5,810	RMB Holdings Ltd. (Financials)	422
12,445	Sanlam Ltd. (Financials)	40,388
2,398	Sasol Ltd. (Materials)*	19,614
2,434	Shoprite Holdings Ltd. (Consumer Staples)	15,876
14,113	Sibanye Stillwater Ltd. (Materials)*	42,727
7,627	Standard Bank Group Ltd. (Financials)	47,537
1,063	Tiger Brands Ltd. (Consumer Staples)	10,819
3,720	Vodacom Group Ltd. (Communication Services)	28,078
5,389	Woolworths Holdings Ltd. (Consumer Discretionary)	10,112

		1,161,761

South Korea – 10.3%
168	Amorepacific Corp. (Consumer Staples)	23,760
172	AMOREPACIFIC Group (Consumer Staples)	7,384
48	BGF retail Co. Ltd. (Consumer Staples)	5,152
1,343	BNK Financial Group, Inc. (Financials)	5,743
457	Celltrion Healthcare Co. Ltd. (Health Care)*	38,510
100	Celltrion Pharm, Inc. (Health Care)*	9,353
505	Celltrion, Inc. (Health Care)*	126,261
344	Cheil Worldwide, Inc. (Communication Services)	5,285
36	CJ CheilJedang Corp. (Consumer Staples)	12,334
72	CJ Corp. (Industrials)	4,909
60	CJ ENM Co. Ltd. (Consumer Discretionary)	5,995
48	CJ Logistics Corp. (Industrials)*	6,122
304	Coway Co. Ltd. (Consumer Discretionary)	20,422
144	Daelim Industrial Co. Ltd. (Industrials)	10,534
1,067	Daewoo Engineering & Construction Co. Ltd. (Industrials)*	2,645
300	Daewoo Shipbuilding & Marine Engineering Co. Ltd. (Industrials)*	5,594
252	DB Insurance Co. Ltd. (Financials)	9,260
304	Dongsuh Cos., Inc. (Consumer Staples)	6,539
264	Doosan Bobcat, Inc. (Industrials)	5,845
40	Doosan Co. Ltd. (Industrials)	1,564
751	Doosan Heavy Industries & Construction Co. Ltd. (Industrials)*	10,179
787	Doosan Infracore Co. Ltd. (Industrials)*	5,327
104	Doosan Solus Co. Ltd. (Information Technology)*	3,502
108	Douzone Bizon Co. Ltd. (Information Technology)	9,183
96	E-MART, Inc. (Consumer Staples)	9,698
260	Fila Holdings Corp. (Consumer Discretionary)	7,595

Common Stocks – (continued)
South Korea – (continued)
324	GS Engineering & Construction Corp. (Industrials)	6,737
428	GS Holdings Corp. (Energy)	11,710
144	GS Retail Co. Ltd. (Consumer Staples)	3,994
1,641	Hana Financial Group, Inc. (Financials)	38,956
80	Hanjin Kal Corp. (Industrials)	5,112
416	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	10,331
31	Hanmi Pharm Co. Ltd. (Health Care)	7,999
136	Hanmi Science Co. Ltd. (Health Care)	6,709
815	Hanon Systems (Consumer Discretionary)	8,850
64	Hanssem Co. Ltd. (Consumer Discretionary)	5,242
156	Hanwha Aerospace Co. Ltd. (Industrials)*	3,388
224	Hanwha Corp. (Industrials)	5,186
2,234	Hanwha Life Insurance Co. Ltd. (Financials)	2,877
531	Hanwha Solutions Corp. (Materials)	17,858
204	HDC Hyundai Development Co.-Engineering & Construction, Class E (Industrials)	3,950
152	Helixmith Co. Ltd. (Health Care)*	6,302
164	Hite Jinro Co. Ltd. (Consumer Staples)	5,094
290	HLB, Inc. (Consumer Discretionary)*	21,190
188	Hotel Shilla Co. Ltd. (Consumer Discretionary)	11,126
48	Hugel, Inc. (Health Care)*	6,619
80	Hyundai Department Store Co. Ltd. (Consumer Discretionary)	3,616
126	Hyundai Elevator Co. Ltd. (Industrials)	4,354
380	Hyundai Engineering & Construction Co. Ltd. (Industrials)	10,316
92	Hyundai Glovis Co. Ltd. (Industrials)	11,269
48	Hyundai Heavy Industries Holdings Co. Ltd. (Industrials)	9,132
328	Hyundai Marine & Fire Insurance Co. Ltd. (Financials)	6,102
116	Hyundai Mipo Dockyard Co. Ltd. (Industrials)	3,003
332	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	62,605
730	Hyundai Motor Co. (Consumer Discretionary)	108,465
452	Hyundai Steel Co. (Materials)	9,551
1,375	Industrial Bank of Korea (Financials)	9,364
276	Kakao Corp. (Communication Services)	94,563
587	Kangwon Land, Inc. (Consumer Discretionary)	10,204
2,067	KB Financial Group, Inc. (Financials)	64,121
24	KCC Corp. (Materials)	2,818
112	KEPCO Plant Service & Engineering Co. Ltd. (Industrials)	2,621
1,407	Kia Motors Corp. (Consumer Discretionary)	50,280
148	KMW Co. Ltd. (Information Technology)*	9,519
256	Komipharm International Co. Ltd. (Health Care)*	3,330

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
420	Korea Aerospace Industries Ltd. (Industrials)	$7,938
1,635	Korea Electric Power Corp. (Utilities)*	28,216
176	Korea Gas Corp. (Utilities)	3,497
224	Korea Investment Holdings Co. Ltd. (Financials)	11,484
216	Korea Shipbuilding & Offshore Engineering Co. Ltd. (Industrials)*	15,674
56	Korea Zinc Co. Ltd. (Materials)	18,786
304	Korean Air Lines Co. Ltd. (Industrials)*	4,517
408	KT Corp. (Communication Services)	8,209
607	KT&G Corp. (Consumer Staples)	42,463
92	Kumho Petrochemical Co. Ltd. (Materials)	7,783
238	LG Chem Ltd. (Materials)	148,262
551	LG Corp. (Industrials)	38,360
1,259	LG Display Co. Ltd. (Information Technology)*	15,474
575	LG Electronics, Inc. (Consumer Discretionary)	40,757
51	LG Household & Health Care Ltd. (Consumer Staples)	63,240
76	LG Innotek Co. Ltd. (Information Technology)	9,277
1,359	LG Uplus Corp. (Communication Services)	13,671
80	Lotte Chemical Corp. (Materials)	12,762
160	Lotte Corp. (Industrials)	4,041
60	Lotte Shopping Co. Ltd. (Consumer Discretionary)	3,839
104	LS Corp. (Industrials)	3,962
164	Mando Corp. (Consumer Discretionary)	4,335
28	Medytox, Inc. (Health Care)	5,886
252	Meritz Fire & Marine Insurance Co. Ltd. (Financials)	2,705
1,575	Meritz Securities Co. Ltd. (Financials)	4,249
1,693	Mirae Asset Daewoo Co. Ltd. (Financials)	13,254
749	NAVER Corp. (Communication Services)	203,344
86	NCSoft Corp. (Communication Services)	59,727
132	Netmarble Corp. (Communication Services)*(a)	18,502
703	NH Investment & Securities Co. Ltd. (Financials)	5,303
16	NongShim Co. Ltd. (Consumer Staples)	4,842
108	OCI Co. Ltd. (Materials)*	5,882
120	Orion Corp. (Consumer Staples)	14,193
12	Ottogi Corp. (Consumer Staples)	6,081
1,203	Pan Ocean Co. Ltd. (Industrials)*	3,438
32	Pearl Abyss Corp. (Communication Services)*	4,903
432	POSCO (Materials)	67,097
136	POSCO Chemical Co. Ltd. (Materials)	10,189
248	Posco International Corp. (Industrials)	2,839
108	S-1 Corp. (Industrials)	7,928
104	Samsung Biologics Co. Ltd. (Health Care)*(a)	68,113
472	Samsung C&T Corp. (Industrials)	42,913
148	Samsung Card Co. Ltd. (Financials)	3,582

Common Stocks – (continued)
South Korea – (continued)
288	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	30,184
29,886	Samsung Electronics Co. Ltd. (Information Technology)	1,358,569
839	Samsung Engineering Co. Ltd. (Industrials)*	7,981
222	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	34,947
2,630	Samsung Heavy Industries Co. Ltd. (Industrials)*	11,424
539	Samsung Life Insurance Co. Ltd. (Financials)	27,769
284	Samsung SDI Co. Ltd. (Information Technology)	108,182
180	Samsung SDS Co. Ltd. (Information Technology)	23,866
320	Samsung Securities Co. Ltd. (Financials)	8,122
124	Seegene, Inc. (Health Care)	27,453
2,536	Shinhan Financial Group Co. Ltd. (Financials)	63,299
36	Shinsegae, Inc. (Consumer Discretionary)	6,152
176	SK Holdings Co. Ltd. (Industrials)	31,706
283	SK Innovation Co. Ltd. (Energy)	34,544
767	SK Networks Co. Ltd. (Industrials)	3,351
252	SK Telecom Co. Ltd. (Communication Services)	52,610
212	S-Oil Corp. (Energy)	10,083
583	Ssangyong Cement Industrial Co. Ltd. (Materials)	2,768
68	Studio Dragon Corp. (Communication Services)*	4,579
2,652	Woori Financial Group, Inc. (Financials)	18,887
240	Yuhan Corp. (Health Care)	13,536

		3,964,687

Taiwan – 12.8%
2,674	Accton Technology Corp. (Information Technology)	21,325
18,345	Acer, Inc. (Information Technology)	14,599
2,593	Advantech Co. Ltd. (Information Technology)	26,821
18,297	ASE Technology Holding Co. Ltd. (Information Technology)	38,164
13,168	Asia Cement Corp. (Materials)	19,073
4,053	Asustek Computer, Inc. (Information Technology)	33,566
48,383	AU Optronics Corp. (Information Technology)*	17,232
3,993	Catcher Technology Co. Ltd. (Information Technology)	27,285
48,915	Cathay Financial Holding Co. Ltd. (Financials)	66,434
8,031	Chailease Holding Co. Ltd. (Financials)	35,445
30,598	Chang Hwa Commercial Bank Ltd. (Financials)	19,031

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
11,177	Cheng Shin Rubber Industry Co. Ltd. (Consumer Discretionary)	$13,713
3,602	Chicony Electronics Co. Ltd. (Information Technology)	10,864
16,398	China Airlines Ltd. (Industrials)*	4,773
87,320	China Development Financial Holding Corp. (Financials)	25,415
18,813	China Life Insurance Co. Ltd. (Financials)	13,176
72,003	China Steel Corp. (Materials)	48,834
2,266	Chroma ATE, Inc. (Information Technology)	12,434
24,205	Chunghwa Telecom Co. Ltd. (Communication Services)	89,506
26,276	Compal Electronics, Inc. (Information Technology)	16,567
113,341	CTBC Financial Holding Co. Ltd. (Financials)	73,200
11,033	Delta Electronics, Inc. (Information Technology)	71,068
1,155	Eclat Textile Co. Ltd. (Consumer Discretionary)	15,254
72,995	E.Sun Financial Holding Co. Ltd. (Financials)	67,667
14,683	Eva Airways Corp. (Industrials)	5,755
15,323	Evergreen Marine Corp. Taiwan Ltd. (Industrials)*	9,087
19,244	Far Eastern New Century Corp. (Industrials)	17,348
10,166	Far EasTone Telecommunications Co. Ltd. (Communication Services)	21,239
2,542	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	14,771
60,511	First Financial Holding Co. Ltd. (Financials)	43,824
9,146	FIT Hon Teng Ltd. (Information Technology)*(a)	3,611
21,291	Formosa Chemicals & Fibre Corp. (Materials)	49,197
7,543	Formosa Petrochemical Corp. (Energy)	21,080
27,256	Formosa Plastics Corp. (Materials)	72,642
400	Formosa Sumco Technology Corp. (Information Technology)	1,404
4,609	Formosa Taffeta Co. Ltd. (Consumer Discretionary)	4,972
5,644	Foxconn Technology Co. Ltd. (Information Technology)	10,041
36,906	Fubon Financial Holding Co. Ltd. (Financials)	53,834
1,439	General Interface Solution Holding Ltd. (Information Technology)	6,376
1,867	Giant Manufacturing Co. Ltd. (Consumer Discretionary)	19,407
1,347	Globalwafers Co. Ltd. (Information Technology)	18,088

Common Stocks – (continued)
Taiwan – (continued)
5,065	Highwealth Construction Corp. (Real Estate)	8,010
1,506	Hiwin Technologies Corp. (Industrials)	16,527
76,064	Hon Hai Precision Industry Co. Ltd. (Information Technology)	199,353
1,755	Hotai Motor Co. Ltd. (Consumer Discretionary)	35,708
57,784	Hua Nan Financial Holdings Co. Ltd. (Financials)	35,547
52,277	Innolux Corp. (Information Technology)*	16,249
15,583	Inventec Corp. (Information Technology)	12,082
356	King Slide Works Co. Ltd. (Information Technology)	3,694
11,785	Lite-On Technology Corp. (Information Technology)	18,636
11,257	Macronix International (Information Technology)	11,586
8,631	MediaTek, Inc. (Information Technology)	163,551
64,214	Mega Financial Holding Co. Ltd. (Financials)	64,014
1,299	Merida Industry Co. Ltd. (Consumer Discretionary)	10,847
4,409	Micro-Star International Co. Ltd. (Information Technology)	20,361
30,094	Nan Ya Plastics Corp. (Materials)	63,077
7,164	Nanya Technology Corp. (Information Technology)	12,672
911	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	10,494
3,406	Novatek Microelectronics Corp. (Information Technology)	27,859
12,005	Pegatron Corp. (Information Technology)	25,572
939	Phison Electronics Corp. (Information Technology)	8,865
14,067	Pou Chen Corp. (Consumer Discretionary)	13,280
3,901	Powertech Technology, Inc. (Information Technology)	11,487
3,366	President Chain Store Corp. (Consumer Staples)	30,974
16,666	Quanta Computer, Inc. (Information Technology)	43,736
2,698	Realtek Semiconductor Corp. (Information Technology)	34,942
5,193	Ruentex Development Co. Ltd. (Real Estate)	7,646
2,039	Ruentex Industries Ltd. (Consumer Discretionary)	4,837
25,265	Shanghai Commercial & Savings Bank Ltd. (The) (Financials)	35,993
67,116	Shin Kong Financial Holding Co. Ltd. (Financials)	18,985
232	Silicon Motion Technology Corp. ADR (Information Technology)	8,795
3,198	Sino-American Silicon Products, Inc. (Information Technology)	10,507

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
59,824	SinoPac Financial Holdings Co. Ltd. (Financials)	$22,020
3,370	Standard Foods Corp. (Consumer Staples)	7,316
8,167	Synnex Technology International Corp. (Information Technology)	12,164
62,374	Taishin Financial Holding Co. Ltd. (Financials)	28,167
33,852	Taiwan Business Bank (Financials)	11,537
31,519	Taiwan Cement Corp. (Materials)	46,084
56,238	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	38,429
4,613	Taiwan Fertilizer Co. Ltd. (Materials)	8,537
12,572	Taiwan High Speed Rail Corp. (Industrials)	13,925
10,402	Taiwan Mobile Co. Ltd. (Communication Services)	35,983
153,319	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	2,228,603
12,788	Tatung Co. Ltd. (Consumer Discretionary)*	7,496
9,982	Teco Electric and Machinery Co. Ltd. (Industrials)	9,968
3,006	Tripod Technology Corp. (Information Technology)	11,884
28,999	Uni-President Enterprises Corp. (Consumer Staples)	65,823
68,036	United Microelectronics Corp. (Information Technology)	49,158
5,572	Vanguard International Semiconductor Corp. (Information Technology)	17,756
15,990	Walsin Lihwa Corp. (Industrials)	9,183
1,827	Walsin Technology Corp. (Information Technology)	9,963
1,935	Win Semiconductors Corp. (Information Technology)	18,861
17,134	Winbond Electronics Corp. (Information Technology)	7,095
16,746	Wistron Corp. (Information Technology)	18,206
983	Wiwynn Corp. (Information Technology)	26,199
9,642	WPG Holdings Ltd. (Information Technology)	13,506
2,042	Yageo Corp. (Information Technology)	23,175
69,875	Yuanta Financial Holding Co. Ltd. (Financials)	43,818
5,165	Yulon Motor Co. Ltd. (Consumer Discretionary)*	4,454
3,510	Zhen Ding Technology Holding Ltd. (Information Technology)	14,714

		4,944,032

Tanzania – 0.2%
2,543	AngloGold Ashanti Ltd. (Materials)	74,252

Thailand – 1.9%
6,400	Advanced Info Service PCL NVDR (Communication Services)	37,632

Common Stocks – (continued)
Thailand – (continued)
26,400	Airports of Thailand PCL NVDR (Industrials)	47,503
5,200	B Grimm Power PCL NVDR (Utilities)	7,727
6,400	Bangkok Bank PCL NVDR (Financials)	21,900
34,000	Bangkok Dusit Medical Services PCL NVDR (Health Care)	22,723
56,700	Bangkok Expressway & Metro PCL NVDR (Industrials)	16,487
4,000	Banpu Power PCL NVDR (Utilities)	1,838
8,000	Berli Jucker PCL NVDR (Consumer Staples)	9,511
49,600	BTS Group Holdings PCL NVDR (Industrials)	16,574
2,800	Bumrungrad Hospital PCL NVDR (Health Care)	9,941
2,400	Carabao Group PCL NVDR (Consumer Staples)	9,331
10,400	Central Pattana PCL NVDR (Real Estate)	15,706
19,600	Central Retail Corp. PCL NVDR (Consumer Discretionary)*	18,736
25,973	Charoen Pokphand Foods PCL NVDR (Consumer Staples)	26,914
1,600	Electricity Generating PCL NVDR (Utilities)	11,413
10,000	Energy Absolute PCL NVDR (Utilities)	13,495
232	Fabrinet (Information Technology)*	16,189
4,125	Global Power Synergy PCL NVDR (Utilities)	8,483
30,800	Home Product Center PCL NVDR (Consumer Discretionary)	14,746
12,400	Indorama Ventures PCL NVDR (Materials)	9,443
13,200	Intouch Holdings PCL NVDR (Communication Services)	23,115
65,233	IRPC PCL NVDR (Energy)	4,905
9,800	Kasikornbank PCL NVDR (Financials)	26,529
2,800	Kiatnakin Phatra Bank PCL NVDR (Financials)	3,576
28,000	Krung Thai Bank PCL NVDR (Financials)	8,592
3,819	Krungthai Card PCL NVDR (Financials)	3,773
35,600	Land & Houses PCL NVDR (Real Estate)	8,465
17,600	Minor International PCL NVDR (Consumer Discretionary)*	12,667
4,400	Muangthai Capital PCL NVDR (Financials)	7,033
9,200	Osotspa PCL NVDR (Consumer Staples)	11,455
8,400	PTT Exploration & Production PCL NVDR (Energy)	24,021
12,400	PTT Global Chemical PCL NVDR (Materials)	18,427
63,578	PTT PCL NVDR (Energy)	73,542
3,200	Ratch Group PCL NVDR (Utilities)	5,758
2,636	Siam Cement PCL (The) NVDR (Materials)	29,983
12,000	Siam Commercial Bank PCL (The) NVDR (Financials)	27,954

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)
12,400	Siam Global House PCL NVDR (Consumer Discretionary)	$8,168
4,650	Srisawad Corp. PCL NVDR (Financials)	6,835
51,600	Thai Beverage PCL (Consumer Staples)	23,341
6,400	Thai Oil PCL NVDR (Energy)	8,534
16,800	Thai Union Group PCL NVDR (Consumer Staples)	7,611
4,000	Thanachart Capital PCL NVDR (Financials)	4,145
3,200	Tisco Financial Group PCL NVDR (Financials)	6,915
327,800	TMB Bank PCL NVDR (Financials)	9,901
4,400	TOA Paint Thailand PCL NVDR (Materials)	5,584
4,000	Total Access Communication PCL NVDR (Communication Services)	4,595
117,100	True Corp. PCL NVDR (Communication Services)	12,492
18,400	VGI PCL NVDR (Communication Services)	4,138

		728,346

Turkey – 0.5%
19,620	Akbank T.A.S. (Financials)*	13,037
1,243	Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples)	3,282
1,579	Arcelik AS (Consumer Discretionary)*	4,519
3,750	Aselsan Elektronik Sanayi Ve Ticaret AS (Industrials)	8,276
2,882	BIM Birlesik Magazalar AS (Consumer Staples)	26,572
436	Coca-Cola Icecek AS (Consumer Staples)	2,561
12,261	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)	2,932
1,503	Enerjisa Enerji AS (Utilities)(a)	1,667
10,701	Enka Insaat ve Sanayi AS (Industrials)	9,292
7,927	Eregli Demir ve Celik Fabrikalari TAS (Materials)	9,393
456	Ford Otomotiv Sanayi AS (Consumer Discretionary)	5,236
320	Gubre Fabrikalari TAS (Materials)*	1,291
10,254	Haci Omer Sabanci Holding AS (Financials)	10,771
6,932	KOC Holding AS (Industrials)	14,035
292	Koza Altin Isletmeleri AS (Materials)*	3,083
228	Pegasus Hava Tasimaciligi AS (Industrials)*	1,419
6,588	Petkim Petrokimya Holding AS (Materials)*	3,500
803	Sasa Polyester Sanayi AS (Materials)*	1,645
695	Selcuk Ecza Deposu Ticaret ve Sanayi A.S. (Health Care)	755
2,406	Soda Sanayii AS (Materials)	2,226
1,671	Sok Marketler Ticaret AS (Consumer Staples)*	2,918
1,099	TAV Havalimanlari Holding AS (Industrials)	2,240

Common Stocks – (continued)
Turkey – (continued)
1,267	Tekfen Holding AS (Industrials)	2,553
779	Tofas Turk Otomobil Fabrikasi AS (Consumer Discretionary)	2,378
779	Tupras Turkiye Petrol Rafinerileri AS (Energy)*	8,469
4,473	Turk Hava Yollari AO (Industrials)*	6,419
2,970	Turk Telekomunikasyon AS (Communication Services)	2,756
6,860	Turkcell Iletisim Hizmetleri AS (Communication Services)	13,349
13,412	Turkiye Garanti Bankasi AS (Financials)*	12,320
3,889	Turkiye Halk Bankasi AS (Financials)*	2,595
9,666	Turkiye Is Bankasi AS, Class C (Financials)*	6,449
3,466	Turkiye Sise ve Cam Fabrikalari AS (Industrials)	2,845
10,271	Turkiye Vakiflar Bankasi TAO, Class D (Financials)*	5,681
1,067	Ulker Biskuvi Sanayi AS (Consumer Staples)*	3,320
16,150	Yapi ve Kredi Bankasi AS (Financials)*	4,455

		204,239

United Arab Emirates – 0.7%
17,629	Abu Dhabi Commercial Bank PJSC (Financials)	26,589
9,208	Abu Dhabi Islamic Bank PJSC (Financials)	10,027
7,963	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)	6,937
11,529	Dubai Islamic Bank PJSC (Financials)	12,869
12,736	Emaar Malls PJSC (Real Estate)*	4,820
22,343	Emaar Properties PJSC (Real Estate)*	17,518
8,047	Emirates NBD Bank PJSC (Financials)	23,660
11,077	Emirates Telecommunications Group Co. PJSC (Communication Services)	49,940
27,815	First Abu Dhabi Bank PJSC (Financials)	86,781
2,123	International Holdings Co. PJSC (Consumer Staples)*	21,905

		261,046

United States – 0.1%
7,229	JBS SA (Consumer Staples)	$29,570

TOTAL COMMON STOCKS
(Cost $28,807,378)		$35,293,638

Shares	Description	Rate	Value

Preferred Stocks – 1.7%
Brazil – 1.3%
27,432	Banco Bradesco SA (Financials)	8.24%	$103,709
1,187	Braskem SA, Class A (Materials)	3.90	4,607

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Shares	Description		Rate		Value

Preferred Stocks – (continued)
Brazil – (continued)
1,547	Centrais Eletricas Brasileiras SA, Class B (Utilities)		4.85%		$10,121
6,259	Cia Energetica de Minas Gerais (Utilities)		4.64		12,014
6,716	Gerdau SA (Materials)		0.70		23,370
30,858	Itau Unibanco Holding SA (Financials)		5.25		132,468
28,371	Itausa SA (Financials)		3.12		48,768
4,817	Lojas Americanas SA (Consumer Discretionary)		0.55		28,335
29,083	Petroleo Brasileiro SA (Energy)		2.73		116,048
2,642	Telefonica Brasil SA (Communication Services)		6.10		23,040

					502,480

Chile – 0.1%
2,143	Embotelladora Andina SA, Class B (Consumer Staples)		6.52		4,576
635	Sociedad Quimica y Minera de Chile SA, Class B (Materials)		2.79		19,898

					24,474

Colombia – 0.1%
555	Banco Davivienda SA (Financials)		3.04		4,289
1,439	Bancolombia SA (Financials)		5.71		10,253
22,642	Grupo Aval Acciones y Valores SA (Financials)		6.32		5,646

					20,188

Russia – 0.1%
6,368	Sberbank of Russia PJSC (Financials)*		0.00		18,526
49,047	Surgutneftegas PJSC (Energy)		2.61		24,570
939	Tatneft PJSC (Energy)		9.57		6,788

					49,884

South Korea – 0.1%
68	Amorepacific Corp. (Consumer Staples)		1.66		3,418
48	Doosan Solus Co. Ltd. (Information Technology)*		0.00		640
12	Doosan Solus Co. Ltd. (Information Technology)*		0.00		326
4	Hanjin Kal Corp. (Industrials)		0.55		169
228	Hyundai Motor Co. (Consumer Discretionary)		3.51		16,967
144	Hyundai Motor Co. (Consumer Discretionary)		3.55		10,546
4	Korean Air Lines Co. Ltd. (Industrials)*		0.00		75
48	LG Chem Ltd. (Materials)		0.55		15,153

Preferred Stocks – (continued)
South Korea – (continued)
20		Samsung Electro-Mechanics Co. Ltd. (Information Technology)		1.93		982
16		Samsung Fire & Marine Insurance Co. Ltd. (Financials)		6.28		1,765
8		Samsung SDI Co. Ltd. (Information Technology)		0.40		1,751
4		SK Holdings Co. Ltd. (Industrials)		2.40		712

						52,504

TOTAL PREFERRED STOCKS
(Cost $519,264)						$649,530

Units	Description			Expiration Month		Value

Right – 0.0%
Thailand – 0.0%
2,642		Gulf Energy Development PCL (Utilities)*
(Cost $0)				09/20		$0

Warrant – 0.0%
Thailand – 0.0%
186		Srisawad Corp. PCL (Financials)*
(Cost $0)				06/26		$0

Shares	Description	Value

Exchange-Traded Fund – 1.2%
United States – 1.2%
17,685	iShares MSCI Malaysia ETF
(Cost $417,196)		$469,183

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $29,743,838)		$36,412,351

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.6%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
212,078	0.027%	$212,078
(Cost $212,078)

TOTAL INVESTMENTS – 95.1%
(Cost $29,955,916)		$36,624,429

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.9%		1,892,832

NET ASSETS – 100.0%		$38,517,261

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

FUTURES CONTRACTS — At August 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
MSCI Emerging Markets Index Futures	36	09/18/20	$2,002,864	$(22,144)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.1%
Australia – 7.9%
3,871	Afterpay Ltd. (Information Technology)*	$261,774
12,373	AGL Energy Ltd. (Utilities)	135,427
50,892	Alumina Ltd. (Materials)	59,090
67,395	AMP Ltd. (Financials)*	76,258
4,920	Ampol Ltd. (Energy)	94,676
23,474	APA Group (Utilities)	181,067
12,736	Aristocrat Leisure Ltd. (Consumer Discretionary)	267,214
3,825	ASX Ltd. (Financials)	247,065
37,157	Aurizon Holdings Ltd. (Industrials)	119,536
36,804	AusNet Services (Utilities)	49,674
53,066	Australia & New Zealand Banking Group Ltd. (Financials)	717,398
58,665	BHP Group Ltd. (Materials)	1,644,751
40,997	BHP Group PLC (Materials)	940,206
10,009	BlueScope Steel Ltd. (Materials)	93,933
24,414	Boral Ltd. (Materials)	72,402
30,114	Brambles Ltd. (Industrials)	246,983
12,085	Challenger Ltd. (Financials)	36,465
1,440	CIMIC Group Ltd. (Industrials)	22,545
9,949	Coca-Cola Amatil Ltd. (Consumer Staples)	66,956
1,307	Cochlear Ltd. (Health Care)	185,731
25,258	Coles Group Ltd. (Consumer Staples)	331,188
34,937	Commonwealth Bank of Australia (Financials)	1,764,195
9,289	Computershare Ltd. (Information Technology)	91,298
8,514	Crown Resorts Ltd. (Consumer Discretionary)	56,732
9,031	CSL Ltd. (Health Care)	1,910,225
21,663	Dexus REIT (Real Estate)	141,464
31,678	Evolution Mining Ltd. (Materials)	130,022
33,792	Fortescue Metals Group Ltd. (Materials)	435,341
241,481	Glencore PLC (Materials)*	547,011
36,077	Goodman Group REIT (Real Estate)	488,524
38,777	GPT Group (The) REIT (Real Estate)	109,835
46,021	Insurance Australia Group Ltd. (Financials)	162,346
13,703	Lendlease Corp. Ltd. (Real Estate)	117,758
7,128	Macquarie Group Ltd. (Financials)	673,172
2,523	Magellan Financial Group Ltd. (Financials)	110,554
54,746	Medibank Pvt Ltd. (Financials)	110,531
78,264	Mirvac Group REIT (Real Estate)	122,127
65,645	National Australia Bank Ltd. (Financials)	870,461
16,268	Newcrest Mining Ltd. (Materials)	384,511
14,523	Northern Star Resources Ltd. (Materials)	146,608
37,359	Oil Search Ltd. (Energy)	90,346
8,095	Orica Ltd. (Materials)	104,048
34,937	Origin Energy Ltd. (Energy)	144,691
36,969	Qantas Airways Ltd. (Industrials)	107,721
27,627	QBE Insurance Group Ltd. (Financials)	216,779

Common Stocks – (continued)
Australia – (continued)
3,696	Ramsay Health Care Ltd. (Health Care)	177,833
1,140	REA Group Ltd. (Communication Services)	96,255
7,347	Rio Tinto Ltd. (Materials)	532,480
21,239	Rio Tinto PLC (Materials)	1,318,099
41,521	Santos Ltd. (Energy)	174,108
101,847	Scentre Group REIT (Real Estate)	170,225
9,349	Sonic Healthcare Ltd. (Health Care)	221,595
91,878	South32 Ltd. (Materials)	142,692
47,352	Stockland REIT (Real Estate)	138,676
25,489	Suncorp Group Ltd. (Financials)	175,309
45,001	Sydney Airport (Industrials)	190,364
30,809	Tabcorp Holdings Ltd. (Consumer Discretionary)	82,481
235,966	Telstra Corp. Ltd. (Communication Services)	504,330
54,532	Transurban Group (Industrials)	542,830
14,343	Treasury Wine Estates Ltd. (Consumer Staples)	98,118
9,264	Tuas Ltd. (Communication Services)*	3,426
73,060	Vicinity Centres REIT (Real Estate)	78,075
22,489	Wesfarmers Ltd. (Consumer Discretionary)	790,340
72,070	Westpac Banking Corp. (Financials)	934,871
2,769	WiseTech Global Ltd. (Information Technology)(a)	57,707
18,963	Woodside Petroleum Ltd. (Energy)	274,592
25,138	Woolworths Group Ltd. (Consumer Staples)	741,215

		22,332,260

Austria – 0.3%
5,014	ams AG (Information Technology)*	89,065
1,440	ANDRITZ AG (Industrials)	48,290
1,740	BAWAG Group AG (Financials)*(b)	65,675
1,320	CA Immobilien Anlagen AG (Real Estate)	41,282
6,874	Erste Group Bank AG (Financials)*	167,543
720	EVN AG (Utilities)	12,158
284	Mayr Melnhof Karton AG (Materials)	48,774
660	Oesterreichische Post AG (Industrials)(a)	22,101
2,820	OMV AG (Energy)*	91,937
2,700	Raiffeisen Bank International AG (Financials)*	48,436
2,700	Telekom Austria AG (Communication Services)*	19,956
1,320	Verbund AG (Utilities)	71,039
780	Vienna Insurance Group AG Wiener Versicherung Gruppe (Financials)*	19,123
2,220	voestalpine AG (Materials)	55,251

		800,630

Belgium – 1.0%
436	Ackermans & van Haaren NV (Financials)*	62,103
3,778	Ageas SA/NV (Financials)	159,044

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Belgium – (continued)
16,942	Anheuser-Busch InBev SA/NV (Consumer Staples)	$988,877
1,056	Colruyt SA (Consumer Staples)	66,935
579	Elia Group SA/NV (Utilities)	62,390
840	Galapagos NV (Health Care)*	114,424
1,500	Groupe Bruxelles Lambert SA (Financials)	139,173
5,581	KBC Group NV (Financials)	321,048
2,820	Proximus SADP (Communication Services)	55,951
300	Sofina SA (Financials)	90,235
1,420	Solvay SA (Materials)	123,361
840	Telenet Group Holding NV (Communication Services)	32,730
2,400	UCB SA (Health Care)	285,650
3,840	Umicore SA (Materials)	176,763
2,640	Warehouses De Pauw CVA REIT (Real Estate)	93,456

		2,772,140

Chile – 0.0%
6,895	Antofagasta PLC (Materials)	99,152

China – 0.8%
80,722	Alibaba Health Information Technology Ltd. (Health Care)*	194,979
33,792	Budweiser Brewing Co. APAC Ltd. (Consumer Staples)(b)	114,018
37,337	China Gas Holdings Ltd. (Utilities)	102,374
114,722	CSPC Pharmaceutical Group Ltd. (Health Care)	254,900
48,732	Fosun International Ltd. (Industrials)	54,264
114,493	Geely Automobile Holdings Ltd. (Consumer Discretionary)	241,982
24,058	Haier Electronics Group Co. Ltd. (Consumer Discretionary)	82,416
7,764	Prosus NV (Consumer Discretionary)*	778,485
24,613	Shimao Group Holdings Ltd. (Real Estate)	110,836
34,152	Sun Art Retail Group Ltd. (Consumer Staples)	44,507
41,902	Wilmar International Ltd. (Consumer Staples)	134,372
54,822	Yangzijiang Shipbuilding Holdings Ltd. (Industrials)	36,895

		2,150,028

Colombia – 0.0%
2,040	Millicom International Cellular SA SDR (Communication Services)	60,668

Denmark – 2.2%
59	AP Moller – Maersk A/S, Class A (Industrials)	84,169
115	AP Moller – Maersk A/S, Class B (Industrials)	176,694

Common Stocks – (continued)
Denmark – (continued)
1,971	Carlsberg AS, Class B (Consumer Staples)	277,570
1,954	Chr Hansen Holding A/S (Materials)	224,825
2,460	Coloplast A/S, Class B (Health Care)	418,322
12,829	Danske Bank A/S (Financials)*	198,969
1,932	Demant A/S (Health Care)*	57,793
4,355	DSV PANALPINA A/S (Industrials)	682,427
1,296	Genmab A/S (Health Care)*	490,530
1,200	H Lundbeck A/S (Health Care)	39,482
33,108	Novo Nordisk A/S, Class B (Health Care)	2,197,484
4,010	Novozymes A/S, Class B (Materials)	237,779
3,571	Orsted A/S (Utilities)(b)	506,336
2,400	Tryg A/S (Financials)	73,835
3,932	Vestas Wind Systems A/S (Industrials)	599,087

		6,265,302

Faroe Islands – 0.0%
1,000	Bakkafrost P/F (Consumer Staples)*	63,033

Finland – 1.4%
2,820	Elisa OYJ (Communication Services)	166,234
8,383	Fortum OYJ (Utilities)	177,604
1,740	Huhtamaki OYJ (Materials)*	84,362
5,220	Kesko OYJ, Class B (Consumer Staples)	116,055
7,117	Kone OYJ, Class B (Industrials)	611,472
2,460	Neles OYJ (Industrials)	33,657
9,223	Neste OYJ (Energy)	494,265
111,747	Nokia OYJ (Information Technology)*	544,265
79,538	Nordea Bank Abp (Financials)*	642,179
1,920	Orion OYJ, Class B (Health Care)	90,287
9,165	Sampo OYJ, Class A (Financials)	369,711
11,209	Stora Enso OYJ, Class R (Materials)	165,289
10,130	UPM-Kymmene OYJ (Materials)	307,842
10,789	Wartsila OYJ Abp (Industrials)	92,438

		3,895,660

France – 9.2%
3,697	Accor SA (Consumer Discretionary)*	113,808
5,015	Adevinta ASA (Communication Services)*	94,197
660	Aeroports de Paris (Industrials)	69,303
9,443	Air Liquide SA (Materials)	1,570,342
11,569	Airbus SE (Industrials)*	952,467
1,194	Amundi SA (Financials)*(b)	92,960
45,003	AXA SA (Financials)	919,054
794	BioMerieux (Health Care)	120,597
22,744	BNP Paribas SA (Financials)*	994,594
17,823	Bollore SA (Communication Services)	67,101
5,995	Bouygues SA (Industrials)*	238,393
3,209	Capgemini SE (Information Technology)	445,185
10,653	Carrefour SA (Consumer Staples)	171,487
10,825	Cie de Saint-Gobain (Industrials)*	439,911
3,230	Cie Generale des Etablissements Michelin (Consumer Discretionary)	365,509
25,318	Credit Agricole SA (Financials)*	260,037

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
12,028	Danone SA (Consumer Staples)	$792,608
2,651	Dassault Systemes (Information Technology)	500,458
10,070	Electricite de France SA (Utilities)	106,004
36,257	Engie SA (Utilities)*	505,379
5,877	EssilorLuxottica SA (Consumer Discretionary)*	787,906
660	Hermes International (Consumer Discretionary)	567,842
1,491	Kering (Consumer Discretionary)	917,615
5,253	Legrand SA (Industrials)	439,135
4,180	L’Oreal SA (Consumer Staples)	1,384,243
5,217	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	2,450,787
18,543	Natixis SA (Financials)*	51,117
39,797	Orange SA (Communication Services)	444,064
3,413	Pernod Ricard SA (Consumer Staples)	585,735
11,269	Peugeot SA (Consumer Discretionary)*	193,667
4,329	Publicis Groupe SA (Communication Services)*	152,056
7,025	Safran SA (Industrials)*	815,119
21,601	Sanofi (Health Care)	2,192,508
475	Sartorius Stedim Biotech (Health Care)	170,309
10,698	Schneider Electric SE (Industrials)	1,327,406
16,619	Societe Generale SA (Financials)*	269,949
1,680	Sodexo SA (Consumer Discretionary)	120,471
1,146	Teleperformance (Industrials)	354,152
2,102	Thales SA (Industrials)	164,660
51,931	TOTAL SE (Energy)	2,055,739
2,516	Unibail-Rodamco-Westfield REIT (Real Estate)	117,833
11,089	Vinci SA (Industrials)	1,042,120
13,892	Vivendi SA (Communication Services)	395,417

		25,819,244

Germany – 8.2%
3,639	adidas AG (Consumer Discretionary)*	1,108,036
8,315	Allianz SE (Financials)	1,805,095
18,327	BASF SE (Materials)	1,119,143
19,623	Bayer AG (Health Care)	1,303,420
6,355	Bayerische Motoren Werke AG (Consumer Discretionary)	457,156
1,965	Beiersdorf AG (Consumer Staples)	227,484
2,160	Continental AG (Consumer Discretionary)	235,593
3,360	Covestro AG (Materials)(b)	160,173
15,936	Daimler AG (Consumer Discretionary)	812,757
2,507	Delivery Hero SE (Consumer Discretionary)*(b)	269,902
34,966	Deutsche Bank AG (Financials)*	335,586
3,657	Deutsche Boerse AG (Financials)	692,777
19,623	Deutsche Post AG (Industrials)	894,605
64,695	Deutsche Telekom AG (Communication Services)	1,141,237
6,904	Deutsche Wohnen SE (Real Estate)	368,585
44,101	E.ON SE (Utilities)	522,679

Common Stocks – (continued)
Germany – (continued)
3,780	Evonik Industries AG (Materials)	109,853
3,960	Fresenius Medical Care AG & Co. KGaA (Health Care)	336,538
8,127	Fresenius SE & Co. KGaA (Health Care)	377,116
1,200	Hannover Rueck SE (Financials)	204,651
483	Hapag-Lloyd AG (Industrials)(b)	28,131
2,940	HeidelbergCement AG (Materials)	187,127
2,017	Henkel AG & Co. KGaA (Consumer Staples)	181,520
439	HOCHTIEF AG (Industrials)	39,009
26,023	Infineon Technologies AG (Information Technology)	720,791
960	Knorr-Bremse AG (Industrials)	122,251
2,580	Merck KGaA (Health Care)	350,673
1,064	MTU Aero Engines AG (Industrials)	197,554
2,800	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	809,371
11,313	RWE AG (Utilities)	450,542
20,386	SAP SE (Information Technology)	3,365,505
16,221	Siemens AG (Industrials)	2,243,748
3,000	Siemens Healthineers AG (Health Care)(b)	136,697
2,474	Symrise AG (Materials)	341,887
1,080	Talanx AG (Financials)	40,221
15,665	Telefonica Deutschland Holding AG (Communication Services)	43,389
587	Volkswagen AG (Consumer Discretionary)*	105,444
10,825	Vonovia SE (Real Estate)	776,770
3,244	Zalando SE (Consumer Discretionary)*(b)	283,759

		22,906,775

Hong Kong – 3.0%
241,147	AIA Group Ltd. (Financials)	2,482,988
6,055	ASM Pacific Technology Ltd. (Information Technology)	65,119
27,358	Bank of East Asia Ltd. (The) (Financials)	61,704
19,290	Cathay Pacific Airways Ltd. (Industrials)	15,681
35,388	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)	39,725
47,643	CK Asset Holdings Ltd. (Real Estate)	258,804
12,169	CK Infrastructure Holdings Ltd. (Utilities)	64,377
36,317	CLP Holdings Ltd. (Utilities)	356,837
5,995	Dairy Farm International Holdings Ltd. (Consumer Staples)	25,059
36,617	Hang Lung Properties Ltd. (Real Estate)	103,234
14,463	Hang Seng Bank Ltd. (Financials)	227,485
26,218	Henderson Land Development Co. Ltd. (Real Estate)	103,348

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
45,181	HK Electric Investments & HK Electric Investments Ltd. (Utilities)	$45,996
67,935	HKT Trust & HKT Ltd. (Communication Services)	97,123
206,135	Hong Kong & China Gas Co. Ltd. (Utilities)	300,020
25,297	Hong Kong Exchanges & Clearing Ltd. (Financials)	1,276,903
23,054	Hongkong Land Holdings Ltd. (Real Estate)	88,297
5,076	Jardine Matheson Holdings Ltd. (Industrials)	213,192
3,342	Jardine Strategic Holdings Ltd. (Industrials)	67,040
11,749	Kerry Properties Ltd. (Real Estate)	30,547
40,997	Link REIT (Real Estate)	326,383
9,109	Melco Resorts & Entertainment Ltd. ADR (Consumer Discretionary)	177,808
30,298	MTR Corp. Ltd. (Industrials)	157,742
28,150	New World Development Co. Ltd. (Real Estate)	146,196
27,898	NWS Holdings Ltd. (Industrials)	23,722
27,238	Power Assets Holdings Ltd. (Utilities)	156,044
194,499	Sino Biopharmaceutical Ltd. (Health Care)	224,611
60,081	Sino Land Co. Ltd. (Real Estate)	70,003
28,858	Sun Hung Kai Properties Ltd. (Real Estate)	387,993
9,889	Swire Pacific Ltd., Class A (Real Estate)	53,846
17,403	Swire Pacific Ltd., Class B (Real Estate)	15,808
21,003	Swire Properties Ltd. (Real Estate)	56,910
27,118	Techtronic Industries Co. Ltd. (Industrials)	344,304
188,440	WH Group Ltd. (Consumer Staples)(b)	162,663
16,346	Wharf Holdings Ltd. (The) (Real Estate)	31,890
18,372	Wharf Real Estate Investment Co. Ltd. (Real Estate)	76,450

		8,335,852

Ireland – 0.9%
2,520	AerCap Holdings NV (Industrials)*	74,517
15,663	AIB Group PLC (Financials)*	19,350
7,613	Amarin Corp. PLC ADR (Health Care)*	59,077
15,663	CRH PLC (Materials)	580,697
3,047	Flutter Entertainment PLC (Consumer Discretionary)	514,906
1,029	ICON PLC (Health Care)*	191,816
3,071	Kerry Group PLC, Class A (Consumer Staples)	404,004
3,042	Kingspan Group PLC (Industrials)	261,760
3,539	Ryanair Holdings PLC ADR (Industrials)*	286,305
4,723	Smurfit Kappa Group PLC (Materials)	167,647

		2,560,079

Common Stocks – (continued)
Israel – 0.7%
1,440	Airport City Ltd. (Real Estate)*	16,794
2,880	Alony Hetz Properties & Investments Ltd. (Real Estate)	33,855
3,300	Amot Investments Ltd. (Real Estate)	16,954
720	Azrieli Group Ltd. (Real Estate)	38,881
22,323	Bank Hapoalim BM (Financials)	135,467
28,978	Bank Leumi Le-Israel BM (Financials)	148,705
40,637	Bezeq The Israeli Telecommunication Corp. Ltd. (Communication Services)*	46,472
120	Big Shopping Centers Ltd. (Real Estate)	9,896
2,171	Check Point Software Technologies Ltd. (Information Technology)*	274,110
420	Elbit Systems Ltd. (Industrials)	56,764
43	Electra Ltd. (Industrials)	19,552
4,178	Energix-Renewable Energies Ltd. (Utilities)*	19,720
1,020	First International Bank Of Israel Ltd. (Financials)	23,935
1,620	Gazit-Globe Ltd. (Real Estate)	8,429
2,280	Harel Insurance Investments & Financial Services Ltd. (Financials)*	16,373
13,803	ICL Group Ltd. (Materials)	51,436
60	Israel Corp. Ltd. (The) (Materials)*	7,153
23,174	Israel Discount Bank Ltd., Class A (Financials)	74,395
822	Kornit Digital Ltd. (Industrials)*	50,906
600	Matrix IT Ltd. (Information Technology)	15,463
420	Melisron Ltd. (Real Estate)	16,866
13,249	Mivne Real Estate KD Ltd. (Real Estate)*	27,472
2,640	Mizrahi Tefahot Bank Ltd. (Financials)	53,883
1,145	Nice Ltd. (Information Technology)*	262,359
2,925	Phoenix Holdings Ltd. (The) (Financials)*	14,652
1,860	Plus500 Ltd. (Financials)	36,323
2,820	Shapir Engineering and Industry Ltd. (Industrials)*	19,730
4,200	Shikun & Binui Ltd. (Industrials)*	18,796
3,480	Shufersal Ltd. (Consumer Staples)	27,410
960	Strauss Group Ltd. (Consumer Staples)	28,069
21,723	Teva Pharmaceutical Industries Ltd. (Health Care)*	207,784
2,100	Tower Semiconductor Ltd. (Information Technology)*	41,345
1,000	Wix.com Ltd. (Information Technology)*	294,630

		2,114,579

Italy – 2.2%
30,778	A2A SpA (Utilities)	45,017
2,431	Amplifon SpA (Health Care)*	81,173
23,101	Assicurazioni Generali SpA (Financials)	359,298
9,229	Atlantia SpA (Industrials)*	147,129
4,230	Banca Mediolanum SpA (Financials)	31,441
1,320	Buzzi Unicem SpA (Materials)	32,394
780	Buzzi Unicem SpA-RSP (Materials)	10,896

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)
11,389	Davide Campari-Milano NV (Consumer Staples)	$117,029
495	DiaSorin SpA (Health Care)	89,687
155,058	Enel SpA (Utilities)	1,407,317
49,306	Eni SpA (Energy)	459,947
2,233	Ferrari NV (Consumer Discretionary)	435,835
12,169	FinecoBank Banca Fineco SpA (Financials)*	184,830
14,593	Hera SpA (Utilities)	55,883
6,518	Infrastrutture Wireless Italiane SpA (Communication Services)(b)	63,648
303,656	Intesa Sanpaolo SpA (Financials)*	655,572
7,555	Leonardo SpA (Industrials)	51,213
14,643	Mediobanca Banca di Credito Finanziario SpA (Financials)	127,525
4,001	Moncler SpA (Consumer Discretionary)*	155,273
7,103	Nexi SpA (Information Technology)*(b)	126,700
7,114	Pirelli & C SpA (Consumer Discretionary)*(b)	30,807
9,205	Poste Italiane SpA (Financials)(b)	84,657
10,249	PRADA SpA (Consumer Discretionary)*	40,202
4,740	Prysmian SpA (Industrials)	132,877
1,894	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	103,448
11,089	Saipem SpA (Energy)	23,805
38,672	Snam SpA (Utilities)	198,412
199,894	Telecom Italia SpA (Communication Services)	95,338
120,196	Telecom Italia SpA-RSP (Communication Services)	56,896
28,138	Terna Rete Elettrica Nazionale SpA (Utilities)	203,862
42,509	UniCredit SpA (Financials)*	419,419
8,849	UnipolSai Assicurazioni SpA (Financials)	25,441

		6,052,971

Japan – 25.9%
600	ABC-Mart, Inc. (Consumer Discretionary)	31,571
6,295	Acom Co. Ltd. (Financials)	24,576
3,941	Advantest Corp. (Information Technology)	188,419
14,043	Aeon Co. Ltd. (Consumer Staples)	348,145
2,040	AEON Financial Service Co. Ltd. (Financials)	18,141
1,980	Aeon Mall Co. Ltd. (Real Estate)	26,196
3,900	AGC, Inc. (Industrials)	110,514
3,720	Air Water, Inc. (Materials)	52,268
3,120	Aisin Seiki Co. Ltd. (Consumer Discretionary)	107,241
10,789	Ajinomoto Co., Inc. (Consumer Staples)	201,038
3,540	Alfresa Holdings Corp. (Health Care)	71,104

Common Stocks – (continued)
Japan – (continued)
3,960	Alps Alpine Co. Ltd. (Information Technology)	62,960
6,715	Amada Co. Ltd. (Industrials)	59,776
6,115	ANA Holdings, Inc. (Industrials)*(a)	152,666
2,340	Aozora Bank Ltd. (Financials)	42,036
8,155	Asahi Group Holdings Ltd. (Consumer Staples)	285,535
3,833	Asahi Intecc Co. Ltd. (Health Care)	113,676
26,398	Asahi Kasei Corp. (Materials)	221,550
36,797	Astellas Pharma, Inc. (Health Care)	577,572
3,828	Bandai Namco Holdings, Inc. (Consumer Discretionary)	237,777
1,500	Benesse Holdings, Inc. (Consumer Discretionary)	38,205
11,329	Bridgestone Corp. (Consumer Discretionary)	359,062
4,860	Brother Industries Ltd. (Information Technology)	80,431
1,620	Calbee, Inc. (Consumer Staples)	50,489
20,364	Canon, Inc. (Information Technology)	351,802
1,689	Capcom Co. Ltd. (Communication Services)	81,866
4,200	Casio Computer Co. Ltd. (Consumer Discretionary)	67,686
3,401	Central Japan Railway Co. (Industrials)	509,613
13,623	Chiba Bank Ltd. (The) (Financials)	70,655
14,523	Chubu Electric Power Co., Inc. (Utilities)	179,338
12,549	Chugai Pharmaceutical Co. Ltd. (Health Care)	558,667
6,235	Chugoku Electric Power Co., Inc. (The) (Utilities)	75,964
2,340	Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	39,013
21,543	Concordia Financial Group Ltd. (Financials)	71,509
377	Cosmos Pharmaceutical Corp. (Consumer Staples)	66,303
2,940	Credit Saison Co. Ltd. (Financials)	33,518
1,980	CyberAgent, Inc. (Communication Services)	105,493
4,560	Dai Nippon Printing Co. Ltd. (Industrials)	96,923
5,340	Daicel Corp. (Materials)	38,774
2,233	Daifuku Co. Ltd. (Industrials)	196,463
21,303	Dai-ichi Life Holdings, Inc. (Financials)	322,523
12,382	Daiichi Sankyo Co. Ltd. (Health Care)	1,103,048
5,160	Daikin Industries Ltd. (Industrials)	971,469
1,273	Daito Trust Construction Co. Ltd. (Real Estate)	112,853
12,012	Daiwa House Industry Co. Ltd. (Real Estate)	321,751
45	Daiwa House REIT Investment Corp. REIT (Real Estate)	117,544
28,918	Daiwa Securities Group, Inc. (Financials)	130,348
8,800	Denso Corp. (Consumer Discretionary)	369,858
4,200	Dentsu Group, Inc. (Communication Services)	110,263

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
1,620	DIC Corp. (Materials)	$38,543
552	Disco Corp. (Information Technology)	128,728
6,864	East Japan Railway Co. (Industrials)	446,424
1,860	Ebara Corp. (Industrials)	47,919
5,400	Eisai Co. Ltd. (Health Care)	471,790
3,240	Electric Power Development Co. Ltd. (Utilities)	48,854
60,081	ENEOS Holdings, Inc. (Energy)	235,463
960	Ezaki Glico Co. Ltd. (Consumer Staples)	40,737
4,839	FamilyMart Co. Ltd. (Consumer Staples)	107,234
3,793	FANUC Corp. (Industrials)	665,461
1,085	Fast Retailing Co. Ltd. (Consumer Discretionary)	647,450
2,520	Fuji Electric Co. Ltd. (Industrials)	78,776
3,300	Fuji Media Holdings, Inc. (Communication Services)	32,768
7,495	FUJIFILM Holdings Corp. (Information Technology)	356,639
3,748	Fujitsu Ltd. (Information Technology)	488,447
3,480	Fukuoka Financial Group, Inc. (Financials)	57,593
69	GLP J REIT (Real Estate)	106,449
825	GMO Payment Gateway, Inc. (Information Technology)	87,211
4,320	Hakuhodo DY Holdings, Inc. (Communication Services)	53,773
2,760	Hamamatsu Photonics KK (Information Technology)	125,709
4,560	Hankyu Hanshin Holdings, Inc. (Industrials)	148,137
681	Harmonic Drive Systems, Inc. (Industrials)	35,898
5,400	Haseko Corp. (Consumer Discretionary)	73,684
403	Hikari Tsushin, Inc. (Consumer Discretionary)	97,363
5,220	Hino Motors Ltd. (Industrials)	35,146
639	Hirose Electric Co. Ltd. (Information Technology)	72,369
1,260	Hisamitsu Pharmaceutical Co., Inc. (Health Care)	58,102
2,040	Hitachi Construction Machinery Co. Ltd. (Industrials)	71,562
18,783	Hitachi Ltd. (Information Technology)	625,244
3,960	Hitachi Metals Ltd. (Materials)	59,412
32,095	Honda Motor Co. Ltd. (Consumer Discretionary)	825,944
1,091	Hoshizaki Corp. (Industrials)	83,436
7,458	Hoya Corp. (Health Care)	732,473
7,555	Hulic Co. Ltd. (Real Estate)	68,821
4,020	Idemitsu Kosan Co. Ltd. (Energy)	88,554
2,520	IHI Corp. (Industrials)	37,428
2,940	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	57,389
19,383	Inpex Corp. (Energy)	123,158
6,595	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary)	36,319

Common Stocks – (continued)
Japan – (continued)
11,149	Isuzu Motors Ltd. (Consumer Discretionary)	110,286
1,080	Ito En Ltd. (Consumer Staples)	65,282
29,426	ITOCHU Corp. (Industrials)	755,733
1,800	Itochu Techno-Solutions Corp. (Information Technology)	65,180
780	Izumi Co. Ltd. (Consumer Discretionary)	30,414
4,800	J Front Retailing Co. Ltd. (Consumer Discretionary)	33,405
6,295	Japan Airlines Co. Ltd. (Industrials)	125,490
10,609	Japan Exchange Group, Inc. (Financials)	274,917
8,095	Japan Post Bank Co. Ltd. (Financials)	65,114
28,318	Japan Post Holdings Co. Ltd. (Financials)	209,277
3,900	Japan Post Insurance Co. Ltd. (Financials)	62,300
54	Japan Retail Fund Investment Corp. REIT (Real Estate)	81,424
21,903	Japan Tobacco, Inc. (Consumer Staples)	409,474
10,249	JFE Holdings, Inc. (Materials)	77,608
4,380	JGC Holdings Corp. (Industrials)	48,366
3,960	JSR Corp. (Materials)	84,394
4,500	JTEKT Corp. (Consumer Discretionary)	34,754
8,989	Kajima Corp. (Industrials)	111,976
2,520	Kakaku.com, Inc. (Communication Services)	67,179
14,643	Kansai Electric Power Co., Inc. (The) (Utilities)	144,159
4,260	Kansai Paint Co. Ltd. (Materials)	101,594
9,391	Kao Corp. (Consumer Staples)	714,564
2,940	Kawasaki Heavy Industries Ltd. (Industrials)	41,642
32,008	KDDI Corp. (Communication Services)	929,045
2,023	Keihan Holdings Co. Ltd. (Industrials)	87,181
4,740	Keikyu Corp. (Industrials)	70,712
2,280	Keio Corp. (Industrials)	137,817
2,940	Keisei Electric Railway Co. Ltd. (Industrials)	86,499
2,040	Kewpie Corp. (Consumer Staples)	38,628
3,603	Keyence Corp. (Information Technology)	1,484,078
2,880	Kikkoman Corp. (Consumer Staples)	156,432
3,600	Kintetsu Group Holdings Co. Ltd. (Industrials)	158,197
15,876	Kirin Holdings Co. Ltd. (Consumer Staples)	312,145
953	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	84,835
1,080	Kobe Bussan Co. Ltd. (Consumer Staples)	63,652
2,382	Koito Manufacturing Co. Ltd. (Consumer Discretionary)	115,456
18,663	Komatsu Ltd. (Industrials)	405,484
1,860	Konami Holdings Corp. (Communication Services)	71,650
9,709	Konica Minolta, Inc. (Information Technology)	31,404
600	Kose Corp. (Consumer Staples)	70,329

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
23,174	Kubota Corp. (Industrials)	$418,812
6,715	Kuraray Co. Ltd. (Materials)	68,705
6,512	Kyocera Corp. (Information Technology)	373,790
4,860	Kyowa Kirin Co. Ltd. (Health Care)	125,665
8,929	Kyushu Electric Power Co., Inc. (Utilities)	79,064
3,000	Kyushu Railway Co. (Industrials)	66,142
1,500	Lasertec Corp. (Information Technology)	113,160
940	Lawson, Inc. (Consumer Staples)	46,360
1,090	LINE Corp. (Communication Services)*	55,505
4,860	Lion Corp. (Consumer Staples)	102,933
5,400	LIXIL Group Corp. (Industrials)	99,297
8,131	M3, Inc. (Health Care)	470,784
900	Mabuchi Motor Co. Ltd. (Industrials)	31,699
4,800	Makita Corp. (Industrials)	221,793
33,058	Marubeni Corp. (Industrials)	199,386
3,900	Marui Group Co. Ltd. (Consumer Discretionary)	71,237
1,620	Matsumotokiyoshi Holdings Co. Ltd. (Consumer Staples)	56,676
11,449	Mazda Motor Corp. (Consumer Discretionary)	73,415
1,320	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	64,727
21,423	Mebuki Financial Group, Inc. (Financials)	51,919
3,120	Medipal Holdings Corp. (Health Care)	59,637
2,564	MEIJI Holdings Co. Ltd. (Consumer Staples)	206,967
1,739	Mercari, Inc. (Consumer Discretionary)*	78,878
7,615	MINEBEA MITSUMI, Inc. (Industrials)	132,057
5,695	MISUMI Group, Inc. (Industrials)	149,403
27,538	Mitsubishi Chemical Holdings Corp. (Materials)	160,951
26,578	Mitsubishi Corp. (Industrials)	629,706
38,897	Mitsubishi Electric Corp. (Industrials)	536,624
23,638	Mitsubishi Estate Co. Ltd. (Real Estate)	370,357
3,720	Mitsubishi Gas Chemical Co., Inc. (Materials)	66,440
6,055	Mitsubishi Heavy Industries Ltd. (Industrials)	150,369
2,280	Mitsubishi Materials Corp. (Materials)	47,903
12,349	Mitsubishi Motors Corp. (Consumer Discretionary)	29,695
228,503	Mitsubishi UFJ Financial Group, Inc. (Financials)	953,487
10,249	Mitsubishi UFJ Lease & Finance Co. Ltd. (Financials)	48,420
32,203	Mitsui & Co. Ltd. (Industrials)	581,230
3,360	Mitsui Chemicals, Inc. (Materials)	78,990
17,883	Mitsui Fudosan Co. Ltd. (Real Estate)	323,781
2,280	Mitsui OSK Lines Ltd. (Industrials)	42,205
1,912	Miura Co. Ltd. (Industrials)	78,251

Common Stocks – (continued)
Japan – (continued)
465,264	Mizuho Financial Group, Inc. (Financials)	630,911
2,400	MonotaRO Co. Ltd. (Industrials)	94,828
9,408	MS&AD Insurance Group Holdings, Inc. (Financials)	260,917
12,349	Murata Manufacturing Co. Ltd. (Information Technology)	731,310
2,220	Nabtesco Corp. (Industrials)	70,235
3,840	Nagoya Railroad Co. Ltd. (Industrials)	107,148
4,965	NEC Corp. (Information Technology)	261,722
8,929	Nexon Co. Ltd. (Communication Services)	209,069
6,115	NGK Insulators Ltd. (Industrials)	86,900
3,720	NGK Spark Plug Co. Ltd. (Consumer Discretionary)	64,020
1,980	NH Foods Ltd. (Consumer Staples)	89,716
2,400	Nichirei Corp. (Consumer Staples)	62,622
10,003	Nidec Corp. (Industrials)	840,556
2,860	Nihon M&A Center, Inc. (Industrials)	142,400
5,755	Nikon Corp. (Consumer Discretionary)	45,152
2,333	Nintendo Co. Ltd. (Communication Services)	1,248,285
62	Nippon Building Fund, Inc. REIT (Real Estate)	373,596
1,680	Nippon Express Co. Ltd. (Industrials)	99,331
3,480	Nippon Paint Holdings Co. Ltd. (Materials)	298,628
44	Nippon Prologis REIT, Inc. REIT (Real Estate)	143,977
1,125	Nippon Shinyaku Co. Ltd. (Health Care)	92,826
16,923	Nippon Steel Corp. (Materials)	166,685
47,261	Nippon Telegraph & Telephone Corp. (Communication Services)	1,074,731
2,820	Nippon Television Holdings, Inc. (Communication Services)	33,294
3,000	Nippon Yusen KK (Industrials)	46,905
2,553	Nissan Chemical Corp. (Materials)	135,300
46,681	Nissan Motor Co. Ltd. (Consumer Discretionary)	189,946
4,560	Nisshin Seifun Group, Inc. (Consumer Staples)	75,294
1,361	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	136,042
1,614	Nitori Holdings Co. Ltd. (Consumer Discretionary)	337,579
2,946	Nitto Denko Corp. (Materials)	178,907
1,740	NOK Corp. (Consumer Discretionary)	18,951
59,541	Nomura Holdings, Inc. (Financials)	305,720
2,220	Nomura Real Estate Holdings, Inc. (Real Estate)	42,476
77	Nomura Real Estate Master Fund, Inc. REIT (Real Estate)	98,678
7,195	Nomura Research Institute Ltd. (Information Technology)	191,265
9,109	NSK Ltd. (Industrials)	69,835

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
12,529	NTT Data Corp. (Information Technology)	$143,195
21,363	NTT DOCOMO, Inc. (Communication Services)	596,097
12,949	Obayashi Corp. (Industrials)	126,627
1,266	Obic Co. Ltd. (Information Technology)	224,321
6,715	Odakyu Electric Railway Co. Ltd. (Industrials)	166,094
17,943	Oji Holdings Corp. (Materials)	81,048
24,898	Olympus Corp. (Health Care)	492,818
3,780	Omron Corp. (Information Technology)	276,964
7,844	Ono Pharmaceutical Co. Ltd. (Health Care)	236,626
660	Oracle Corp. Japan (Information Technology)	77,424
3,939	Oriental Land Co. Ltd. (Consumer Discretionary)	534,511
24,828	ORIX Corp. (Financials)	309,516
56	Orix JREIT, Inc. REIT (Real Estate)	83,278
7,961	Osaka Gas Co. Ltd. (Utilities)	155,624
2,040	Otsuka Corp. (Information Technology)	100,033
7,955	Otsuka Holdings Co. Ltd. (Health Care)	349,346
7,762	Pan Pacific International Holdings Corp. (Consumer Discretionary)	182,330
43,370	Panasonic Corp. (Consumer Discretionary)	399,939
2,160	Park24 Co. Ltd. (Industrials)	39,026
1,860	PeptiDream, Inc. (Health Care)*	75,509
3,480	Persol Holdings Co. Ltd. (Industrials)	54,311
2,280	Pigeon Corp. (Consumer Staples)	104,169
1,680	Pola Orbis Holdings, Inc. (Consumer Staples)	30,433
16,023	Rakuten, Inc. (Consumer Discretionary)	140,973
24,256	Recruit Holdings Co. Ltd. (Industrials)	920,879
14,708	Renesas Electronics Corp. (Information Technology)*	92,510
44,881	Resona Holdings, Inc. (Financials)	165,058
13,863	Ricoh Co. Ltd. (Information Technology)	103,667
696	Rinnai Corp. (Consumer Discretionary)	64,386
1,680	Rohm Co. Ltd. (Information Technology)	108,045
4,740	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	74,199
7,435	Santen Pharmaceutical Co. Ltd. (Health Care)	141,696
4,440	SBI Holdings, Inc. (Financials)	101,030
840	SCREEN Holdings Co. Ltd. (Information Technology)	40,952
960	SCSK Corp. (Information Technology)	51,963
4,185	Secom Co. Ltd. (Industrials)	395,630
3,420	Sega Sammy Holdings, Inc. (Consumer Discretionary)	39,636
4,140	Seibu Holdings, Inc. (Industrials)	45,521
5,695	Seiko Epson Corp. (Information Technology)	67,989
7,943	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	127,109

Common Stocks – (continued)
Japan – (continued)
11,809	Sekisui House Ltd. (Consumer Discretionary)	233,407
14,943	Seven & i Holdings Co. Ltd. (Consumer Staples)	483,750
11,929	Seven Bank Ltd. (Financials)	29,922
4,260	SG Holdings Co. Ltd. (Industrials)	195,837
4,020	Sharp Corp. (Consumer Discretionary)	49,925
5,574	Shimadzu Corp. (Information Technology)	166,361
480	Shimamura Co. Ltd. (Consumer Discretionary)	39,606
1,519	Shimano, Inc. (Consumer Discretionary)	321,576
11,569	Shimizu Corp. (Industrials)	89,022
8,075	Shin-Etsu Chemical Co. Ltd. (Materials)	981,153
4,440	Shinsei Bank Ltd. (Financials)	51,876
5,935	Shionogi & Co. Ltd. (Health Care)	329,253
7,837	Shiseido Co. Ltd. (Consumer Staples)	456,053
10,129	Shizuoka Bank Ltd. (The) (Financials)	70,395
2,820	Showa Denko KK (Materials)	54,967
1,247	SMC Corp. (Industrials)	684,971
35,871	SoftBank Corp. (Communication Services)	471,030
27,836	SoftBank Group Corp. (Communication Services)	1,731,924
1,380	Sohgo Security Services Co. Ltd. (Industrials)	64,481
21,483	Sojitz Corp. (Industrials)	49,228
6,602	Sompo Holdings, Inc. (Financials)	247,781
25,126	Sony Corp. (Consumer Discretionary)	1,968,711
1,740	Square Enix Holdings Co. Ltd. (Communication Services)	114,693
2,940	Stanley Electric Co. Ltd. (Consumer Discretionary)	84,281
11,989	Subaru Corp. (Consumer Discretionary)	249,005
4,980	SUMCO Corp. (Information Technology)	67,530
31,618	Sumitomo Chemical Co. Ltd. (Materials)	102,864
22,983	Sumitomo Corp. (Industrials)	297,894
3,300	Sumitomo Dainippon Pharma Co. Ltd. (Health Care)	41,762
14,763	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	173,879
2,280	Sumitomo Heavy Industries Ltd. (Industrials)	51,880
4,730	Sumitomo Metal Mining Co. Ltd. (Materials)	144,382
25,558	Sumitomo Mitsui Financial Group, Inc. (Financials)	751,472
6,235	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	180,562
6,535	Sumitomo Realty & Development Co. Ltd. (Real Estate)	192,947
3,540	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	34,083
1,320	Sundrug Co. Ltd. (Consumer Staples)	49,106
2,460	Suntory Beverage & Food Ltd. (Consumer Staples)	94,879

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
1,260	Suzuken Co. Ltd. (Health Care)	$46,814
8,095	Suzuki Motor Corp. (Consumer Discretionary)	331,983
3,034	Sysmex Corp. (Health Care)	264,847
10,909	T&D Holdings, Inc. (Financials)	114,187
2,400	Taiheiyo Cement Corp. (Materials)	61,016
3,780	Taisei Corp. (Industrials)	130,640
720	Taisho Pharmaceutical Holdings Co. Ltd. (Health Care)	44,268
3,240	Taiyo Nippon Sanso Corp. (Materials)	57,012
30,658	Takeda Pharmaceutical Co. Ltd. (Health Care)	1,144,561
2,511	TDK Corp. (Information Technology)	260,702
3,600	Teijin Ltd. (Materials)	56,489
14,053	Terumo Corp. (Health Care)	571,158
2,340	THK Co. Ltd. (Industrials)	54,856
4,560	TIS, Inc. (Information Technology)	91,161
3,960	Tobu Railway Co. Ltd. (Industrials)	123,604
2,160	Toho Co. Ltd. (Communication Services)	82,086
1,800	Toho Gas Co. Ltd. (Utilities)	79,268
9,229	Tohoku Electric Power Co., Inc. (Utilities)	93,556
12,709	Tokio Marine Holdings, Inc. (Financials)	586,044
1,860	Tokyo Broadcasting System Holdings, Inc. (Communication Services)	32,133
795	Tokyo Century Corp. (Financials)	40,783
29,578	Tokyo Electric Power Co. Holdings, Inc. (Utilities)*	87,023
2,790	Tokyo Electron Ltd. (Information Technology)	714,305
8,313	Tokyo Gas Co. Ltd. (Utilities)	184,729
11,869	Tokyu Corp. (Industrials)	158,708
11,989	Tokyu Fudosan Holdings Corp. (Real Estate)	51,553
5,611	Toppan Printing Co. Ltd. (Industrials)	87,198
29,698	Toray Industries, Inc. (Materials)	141,062
8,569	Toshiba Corp. (Industrials)	246,860
5,755	Tosoh Corp. (Materials)	85,474
3,060	TOTO Ltd. (Industrials)	134,323
2,880	Toyo Seikan Group Holdings Ltd. (Materials)	32,210
1,740	Toyo Suisan Kaisha Ltd. (Consumer Staples)	98,777
1,380	Toyoda Gosei Co. Ltd. (Consumer Discretionary)	30,126
1,080	Toyota Boshoku Corp. (Consumer Discretionary)	15,317
3,060	Toyota Industries Corp. (Consumer Discretionary)	178,328
45,053	Toyota Motor Corp. (Consumer Discretionary)	2,976,485
4,440	Toyota Tsusho Corp. (Industrials)	129,375
2,640	Trend Micro, Inc. (Information Technology)	163,312
737	Tsuruha Holdings, Inc. (Consumer Staples)	98,410

Common Stocks – (continued)
Japan – (continued)
7,642	Unicharm Corp. (Consumer Staples)	332,502
58	United Urban Investment Corp. REIT (Real Estate)	64,539
4,020	USS Co. Ltd. (Consumer Discretionary)	67,894
1,880	Welcia Holdings Co. Ltd. (Consumer Staples)	80,398
3,540	West Japan Railway Co. (Industrials)	185,971
360	Workman Co. Ltd. (Consumer Discretionary)	31,028
2,319	Yakult Honsha Co. Ltd. (Consumer Staples)	132,302
13,121	Yamada Denki Co. Ltd. (Consumer Discretionary)	70,403
3,300	Yamaha Corp. (Consumer Discretionary)	160,885
5,755	Yamaha Motor Co. Ltd. (Consumer Discretionary)	90,684
6,588	Yamato Holdings Co. Ltd. (Industrials)	172,209
2,580	Yamazaki Baking Co. Ltd. (Consumer Staples)	41,992
4,966	Yaskawa Electric Corp. (Industrials)	178,653
5,040	Yokogawa Electric Corp. (Information Technology)	82,364
2,640	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	41,351
51,746	Z Holdings Corp. (Communication Services)	344,014
1,920	ZOZO, Inc. (Consumer Discretionary)	54,027

		72,685,741

Jordan – 0.0%
2,827	Hikma Pharmaceuticals PLC (Health Care)	89,747

Luxembourg – 0.1%
13,780	ArcelorMittal (Materials)*	174,723
731	RTL Group SA (Communication Services)*	24,321

		199,044

Macau – 0.2%
39,238	Galaxy Entertainment Group Ltd. (Consumer Discretionary)	309,088
16,383	MGM China Holdings Ltd. (Consumer Discretionary)	23,845
48,492	Sands China Ltd. (Consumer Discretionary)	213,987
37,157	SJM Holdings Ltd. (Consumer Discretionary)	51,108
28,798	Wynn Macau Ltd. (Consumer Discretionary)*	54,176

		652,204

Mexico – 0.0%
3,660	Fresnillo PLC (Materials)	61,870

Netherlands – 4.2%
8,869	ABN AMRO Bank NV (Financials)*(b)	84,685

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
369	Adyen NV (Information Technology)*(b)	$623,565
3,456	Akzo Nobel NV (Materials)	342,808
8,496	ASML Holding NV (Information Technology)	3,193,538
2,078	EXOR NV (Financials)	122,768
1,696	HAL Trust (Financials)	227,173
2,022	Heineken Holding NV (Consumer Staples)	166,010
3,762	Heineken NV (Consumer Staples)	348,955
77,784	ING Groep NV (Financials)*	632,948
1,446	JDE Peet’s BV (Consumer Staples)*	63,830
2,648	Just Eat Takeaway.com NV (Consumer Discretionary)*(b)	295,280
17,722	Koninklijke Ahold Delhaize NV (Consumer Staples)	534,529
3,395	Koninklijke DSM NV (Materials)	545,901
68,715	Koninklijke KPN NV (Communication Services)	180,549
17,994	Koninklijke Philips NV (Health Care)*	852,943
4,075	NN Group NV (Financials)	153,759
5,551	NXP Semiconductors NV (Information Technology)	698,094
2,378	Randstad NV (Industrials)	124,196
81,430	Royal Dutch Shell PLC, Class A (Energy)	1,206,752
68,775	Royal Dutch Shell PLC, Class B (Energy)	978,877
5,439	Wolters Kluwer NV (Industrials)	447,528

		11,824,688

New Zealand – 0.5%
14,643	a2 Milk Co. Ltd. (The) (Consumer Staples)*	183,989
24,065	Auckland International Airport Ltd. (Industrials)	107,840
14,343	Contact Energy Ltd. (Utilities)	60,590
2,575	EBOS Group Ltd. (Health Care)	40,239
11,449	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	285,159
16,443	Fletcher Building Ltd. (Materials)*	39,899
10,129	Genesis Energy Ltd. (Utilities)	20,676
26,578	Goodman Property Trust REIT (Real Estate)	41,856
13,108	Infratil Ltd. (Utilities)	43,944
1,423	Mainfreight Ltd. (Industrials)	46,157
12,169	Mercury NZ Ltd. (Utilities)	42,688
25,018	Meridian Energy Ltd. (Utilities)	85,901
8,275	Ryman Healthcare Ltd. (Health Care)	75,171
36,617	Spark New Zealand Ltd. (Communication Services)	119,540
1,980	Xero Ltd. (Information Technology)*	147,851

		1,341,500

Norway – 0.7%
420	Aker ASA, Class A (Financials)	19,659
2,100	Aker BP ASA (Energy)	42,058

Common Stocks – (continued)
Norway – (continued)
1,680	Austevoll Seafood ASA (Consumer Staples)	15,613
17,463	DNB ASA (Financials)*	282,129
3,240	Entra ASA (Real Estate)(b)	44,579
21,123	Equinor ASA (Energy)	344,666
3,660	Gjensidige Forsikring ASA (Financials)*	78,489
1,753	Kongsberg Gruppen ASA (Industrials)	26,220
5,635	Leroy Seafood Group ASA (Consumer Staples)	35,857
8,929	Mowi ASA (Consumer Staples)	175,792
26,458	Norsk Hydro ASA (Materials)*	85,033
14,943	Orkla ASA (Consumer Staples)	153,115
1,020	Salmar ASA (Consumer Staples)*	55,654
1,425	Schibsted ASA, Class A (Communication Services)*	62,465
1,860	Schibsted ASA, Class B (Communication Services)*	74,203
3,568	SpareBank 1 SR-Bank ASA (Financials)*	32,317
9,078	Storebrand ASA (Financials)*	56,133
11,829	Telenor ASA (Communication Services)	193,697
2,280	TGS NOPEC Geophysical Co. ASA (Energy)	29,860
2,318	TOMRA Systems ASA (Industrials)*	113,122
3,360	Yara International ASA (Materials)	141,710

		2,062,371

Poland – 0.3%
3,180	Bank Pekao SA (Financials)*	45,335
1,273	CD Projekt SA (Communication Services)*	152,161
3,958	Cyfrowy Polsat SA (Communication Services)*	31,029
959	Dino Polska SA (Consumer Staples)*(b)	58,452
1,738	Grupa Lotos SA (Energy)	19,168
2,756	KGHM Polska Miedz SA (Materials)*	102,809
241	mBank SA (Financials)*	12,357
15,903	PGE Polska Grupa Energetyczna SA (Utilities)*	26,174
5,763	Polski Koncern Naftowy ORLEN SA (Energy)	79,551
32,419	Polskie Gornictwo Naftowe i Gazownictwo SA (Energy)	45,334
17,640	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)*	103,718
11,331	Powszechny Zaklad Ubezpieczen SA (Financials)*	83,920
660	Santander Bank Polska SA (Financials)*	27,256

		787,264

Portugal – 0.2%
48,964	EDP – Energias de Portugal SA (Utilities)	248,405
9,829	Galp Energia SGPS SA (Energy)	105,466
4,860	Jeronimo Martins SGPS SA (Consumer Staples)	79,948

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Portugal – (continued)
4,620	NOS SGPS SA (Communication Services)	$18,720

		452,539

Russia – 0.0%
11,449	Evraz PLC (Materials)	49,699

Singapore – 1.1%
57,860	Ascendas Real Estate Investment Trust REIT (Real Estate)	141,288
57,449	CapitaLand Commercial Trust REIT (Real Estate)	70,987
49,272	CapitaLand Ltd. (Real Estate)	100,385
48,072	CapitaLand Mall Trust REIT (Real Estate)	69,301
11,689	City Developments Ltd. (Real Estate)	69,037
43,081	ComfortDelGro Corp. Ltd. (Industrials)	46,896
35,357	DBS Group Holdings Ltd. (Financials)	542,734
113,302	Genting Singapore Ltd. (Consumer Discretionary)	58,334
1,980	Jardine Cycle & Carriage Ltd. (Consumer Discretionary)	27,597
28,618	Keppel Corp. Ltd. (Industrials)	96,404
25,617	Keppel DC REIT (Real Estate)	54,829
41,990	Mapletree Commercial Trust REIT (Real Estate)	59,298
34,697	Mapletree Industrial Trust REIT (Real Estate)	77,836
52,526	Mapletree Logistics Trust REIT (Real Estate)	79,971
73,315	Oversea-Chinese Banking Corp. Ltd. (Financials)	467,521
12,949	SATS Ltd. (Industrials)	28,572
17,943	Sembcorp Industries Ltd. (Industrials)	24,679
26,278	Singapore Airlines Ltd. (Industrials)	70,546
15,663	Singapore Exchange Ltd. (Financials)	99,190
31,738	Singapore Press Holdings Ltd. (Communication Services)	25,445
30,577	Singapore Technologies Engineering Ltd. (Industrials)	76,465
157,888	Singapore Telecommunications Ltd. (Communication Services)	267,095
35,417	Suntec Real Estate Investment Trust REIT (Real Estate)	36,469
28,318	United Overseas Bank Ltd. (Financials)	407,399
10,669	UOL Group Ltd. (Real Estate)	51,556
5,340	Venture Corp. Ltd. (Information Technology)	77,963

		3,127,797

South Africa – 0.2%
23,114	Anglo American PLC (Materials)	567,162

Spain – 2.2%
4,690	ACS Actividades de Construccion y Servicios SA (Industrials)	115,097
1,357	Aena SME SA (Industrials)*(b)	203,025

Common Stocks – (continued)
Spain – (continued)
8,973	Amadeus IT Group SA (Information Technology)	503,404
132,685	Banco Bilbao Vizcaya Argentaria SA (Financials)	389,254
327,430	Banco Santander SA (Financials)	729,454
22,978	Bankia SA (Financials)	29,006
70,695	CaixaBank SA (Financials)	155,737
6,889	Cellnex Telecom SA (Communication Services)*(b)	442,264
6,355	Endesa SA (Utilities)	176,554
9,349	Ferrovial SA (Industrials)	250,229
5,852	Grifols SA (Health Care)	158,941
120,969	Iberdrola SA (Utilities)	1,526,299
16,351	Industria de Diseno Textil SA (Consumer Discretionary)	460,520
19,143	Mapfre SA (Financials)	36,356
9,709	Naturgy Energy Group SA (Utilities)	187,642
8,629	Red Electrica Corp. SA (Utilities)	165,376
27,418	Repsol SA (Energy)	217,139
3,300	Siemens Gamesa Renewable Energy SA (Industrials)	88,562
90,318	Telefonica SA (Communication Services)	357,640

		6,192,499

Sweden – 3.5%
3,374	AAK AB (Consumer Staples)*	67,030
5,935	Alfa Laval AB (Industrials)*	145,469
18,723	Assa Abloy AB, Class B (Industrials)	434,159
12,917	Atlas Copco AB, Class A (Industrials)	598,903
7,795	Atlas Copco AB, Class B (Industrials)	313,880
2,100	Axfood AB (Consumer Staples)	46,553
5,340	Boliden AB (Materials)	159,675
4,550	Castellum AB (Real Estate)	93,374
4,980	Electrolux AB, Series B (Consumer Discretionary)	108,204
6,475	Elekta AB, Class B (Health Care)(a)	81,417
12,433	Epiroc AB, Class A (Industrials)	185,595
7,279	Epiroc AB, Class B (Industrials)	104,945
7,111	EQT AB (Financials)	131,503
12,133	Essity AB, Class B (Consumer Staples)*	418,644
2,400	Evolution Gaming Group AB (Consumer Discretionary)(b)	180,258
5,280	Fabege AB (Real Estate)	64,493
1,842	Fastighets AB Balder, Class B (Real Estate)*	73,595
3,713	Getinge AB, Class B (Health Care)	82,698
14,823	Hennes & Mauritz AB, Class B (Consumer Discretionary)	236,997
5,574	Hexagon AB, Class B (Information Technology)*	404,820
1,751	Holmen AB, Class B (Materials)*	62,488
7,945	Husqvarna AB, Class B (Consumer Discretionary)	86,571
1,723	ICA Gruppen AB (Consumer Staples)	84,742

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
2,111	Industrivarden AB, Class A (Financials)*	$56,196
2,980	Industrivarden AB, Class C (Financials)*	78,742
2,220	Investment AB Latour, Class B (Industrials)	49,651
2,640	Investor AB, Class A (Financials)	167,124
9,085	Investor AB, Class B (Financials)	580,811
4,800	Kinnevik AB, Class B (Financials)*	3,868
4,800	Kinnevik AB, Class B (Financials)	185,907
1,452	L E Lundbergforetagen AB, Class B (Financials)*	66,498
3,480	Lundin Energy AB (Energy)	85,296
8,449	Nibe Industrier AB, Class B (Industrials)*	238,043
1,620	Saab AB, Class B (Industrials)*	48,835
21,303	Sandvik AB (Industrials)*	419,394
6,175	Securitas AB, Class B (Industrials)*	88,133
30,418	Skandinaviska Enskilda Banken AB, Class A (Financials)*	302,383
360	Skandinaviska Enskilda Banken AB, Class C (Financials)*	3,723
7,675	Skanska AB, Class B (Industrials)*	156,793
8,441	SKF AB, Class B (Industrials)	168,919
3,960	SSAB AB, Class A (Materials)*	12,975
10,909	SSAB AB, Class B (Materials)*	33,809
11,329	Svenska Cellulosa AB SCA, Class B (Materials)*	146,391
29,098	Svenska Handelsbanken AB, Class A (Financials)*	293,579
21,423	Swedbank AB, Class A (Financials)*	364,181
3,154	Swedish Match AB (Consumer Staples)	240,108
3,277	Swedish Orphan Biovitrum AB (Health Care)*	73,614
8,989	Tele2 AB, Class B (Communication Services)	127,723
58,700	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	682,285
41,158	Telia Co. AB (Communication Services)	158,954
4,800	Trelleborg AB, Class B (Industrials)*	83,980
3,940	Volvo AB, Class A (Industrials)*	76,471
29,904	Volvo AB, Class B (Industrials)*	573,120

		9,733,519

Switzerland – 9.4%
37,337	ABB Ltd. (Industrials)	952,447
9,769	Alcon, Inc. (Health Care)*	557,206
10,174	Cie Financiere Richemont SA (Consumer Discretionary)	675,216
45,849	Credit Suisse Group AG (Financials)	505,818
715	Geberit AG (Industrials)	413,381
163	Givaudan SA (Materials)	686,068
1,099	Kuehne + Nagel International AG (Industrials)*	213,649
10,287	LafargeHolcim Ltd. (Materials)*	490,102
1,485	Lonza Group AG (Health Care)	924,198
57,471	Nestle SA (Consumer Staples)	6,928,815
46,660	Novartis AG (Health Care)	4,043,918

Common Stocks – (continued)
Switzerland – (continued)
360	Partners Group Holding AG (Financials)	366,937
532	Roche Holding AG (Health Care)	186,934
14,014	Roche Holding AG (Health Care)	4,913,343
378	Schindler Holding AG (Industrials)	99,826
797	Schindler Holding AG Participation Certificates (Industrials)	213,401
110	SGS SA (Industrials)	285,613
2,677	Sika AG (Materials)	643,943
12,809	STMicroelectronics NV (Information Technology)	385,118
582	Swatch Group AG (The) – Bearer (Consumer Discretionary)	123,452
1,015	Swatch Group AG (The) – Registered (Consumer Discretionary)	40,174
5,503	Swiss Re AG (Financials)	443,931
500	Swisscom AG (Communication Services)	277,639
76,981	UBS Group AG (Financials)	939,126
2,996	Zurich Insurance Group AG (Financials)	1,111,293

		26,421,548

United Kingdom – 12.5%
19,383	3i Group PLC (Financials)	243,438
5,100	Admiral Group PLC (Financials)	180,071
8,936	Ashtead Group PLC (Industrials)	311,685
7,178	Associated British Foods PLC (Consumer Staples)	196,641
25,151	AstraZeneca PLC (Health Care)	2,808,572
18,843	Auto Trader Group PLC (Communication Services)(b)	142,094
1,275	AVEVA Group PLC (Information Technology)	86,587
78,264	Aviva PLC (Financials)	296,246
64,035	BAE Systems PLC (Industrials)	445,503
345,853	Barclays PLC (Financials)*	518,464
20,283	Barratt Developments PLC (Consumer Discretionary)	142,633
2,371	Berkeley Group Holdings PLC (Consumer Discretionary)	144,732
403,949	BP PLC (Energy)	1,428,972
45,766	British American Tobacco PLC (Consumer Staples)	1,551,875
17,108	British Land Co. PLC (The) REIT (Real Estate)	83,770
173,077	BT Group PLC (Communication Services)	242,517
6,715	Bunzl PLC (Industrials)	217,763
8,095	Burberry Group PLC (Consumer Discretionary)	156,566
53,246	CK Hutchison Holdings Ltd. (Industrials)	348,669
5,345	Clarivate PLC (Industrials)*	157,357
19,563	CNH Industrial NV (Industrials)*	155,212
2,852	Coca-Cola European Partners PLC (Consumer Staples)	117,388

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
35,572	Compass Group PLC (Consumer Discretionary)	$581,313
31,760	ConvaTec Group PLC (Health Care)(b)	81,478
2,568	Croda International PLC (Materials)	202,867
1,904	DCC PLC (Industrials)	168,972
46,621	Diageo PLC (Consumer Staples)	1,566,510
27,178	Direct Line Insurance Group PLC (Financials)	107,314
27,344	DS Smith PLC (Materials)	94,716
6,101	easyJet PLC (Industrials)	51,726
18,256	Experian PLC (Industrials)	681,984
22,263	Fiat Chrysler Automobiles NV (Consumer Discretionary)*	245,780
100,114	GlaxoSmithKline PLC (Health Care)	1,973,181
7,555	Halma PLC (Information Technology)	224,368
6,424	Hargreaves Lansdown PLC (Financials)	139,042
406,305	HSBC Holdings PLC (Financials)	1,796,089
18,843	Imperial Brands PLC (Consumer Staples)	316,130
29,925	Informa PLC (Communication Services)*	165,641
3,480	InterContinental Hotels Group PLC (Consumer Discretionary)*	205,300
28,798	International Consolidated Airlines Group SA (Industrials)(a)	83,403
3,216	Intertek Group PLC (Industrials)	253,024
72,255	ITV PLC (Communication Services)	58,744
44,221	J Sainsbury PLC (Consumer Staples)	108,827
8,629	JD Sports Fashion PLC (Consumer Discretionary)	83,857
3,840	Johnson Matthey PLC (Materials)	122,112
42,121	Kingfisher PLC (Consumer Discretionary)	152,444
14,823	Land Securities Group PLC REIT (Real Estate)	114,737
118,896	Legal & General Group PLC (Financials)	345,932
2,820	Liberty Global PLC, Class A (Communication Services)*	65,903
7,650	Liberty Global PLC, Class C (Communication Services)*	176,027
1,410,656	Lloyds Banking Group PLC (Financials)*	535,474
7,015	London Stock Exchange Group PLC (Financials)	826,560
51,866	M&G PLC (Financials)	120,142
38,897	Marks & Spencer Group PLC (Consumer Discretionary)	57,862
95,653	Melrose Industries PLC (Industrials)	130,380
9,709	Mondi PLC (Materials)	189,928
70,028	National Grid PLC (Utilities)	790,618
91,398	Natwest Group PLC (Financials)*	138,042
2,463	Next PLC (Consumer Discretionary)	199,123
10,063	Ocado Group PLC (Consumer Discretionary)*	336,442

Common Stocks – (continued)
United Kingdom – (continued)
15,003	Pearson PLC (Communication Services)	112,374
6,295	Persimmon PLC (Consumer Discretionary)	220,832
51,926	Prudential PLC (Financials)	849,264
14,163	Reckitt Benckiser Group PLC (Consumer Staples)	1,424,162
38,537	RELX PLC (Industrials)	878,475
36,977	Rentokil Initial PLC (Industrials)*	263,890
38,537	Rolls-Royce Holdings PLC (Industrials)*	124,405
20,643	RSA Insurance Group PLC (Financials)	124,186
21,663	Sage Group PLC (The) (Information Technology)	214,816
2,340	Schroders PLC (Financials)	90,798
23,715	Segro PLC REIT (Real Estate)	302,544
4,800	Severn Trent PLC (Utilities)	149,877
17,463	Smith & Nephew PLC (Health Care)	355,758
7,902	Smiths Group PLC (Industrials)	148,337
1,474	Spirax-Sarco Engineering PLC (Industrials)	202,197
20,703	SSE PLC (Utilities)	348,998
10,669	St James’s Place PLC (Financials)	139,967
63,015	Standard Chartered PLC (Financials)*	331,083
45,077	Standard Life Aberdeen PLC (Financials)	143,164
70,743	Taylor Wimpey PLC (Consumer Discretionary)	116,034
8,395	TechnipFMC PLC (Energy)	64,642
195,280	Tesco PLC (Consumer Staples)	571,835
27,358	Unilever NV (Consumer Staples)	1,587,190
22,002	Unilever PLC (Consumer Staples)	1,313,897
13,623	United Utilities Group PLC (Utilities)	151,615
534,987	Vodafone Group PLC (Communication Services)	798,268
5,160	Weir Group PLC (The) (Industrials)	87,640
4,023	Whitbread PLC (Consumer Discretionary)	136,227
47,892	Wm Morrison Supermarkets PLC (Consumer Staples)	123,312
24,418	WPP PLC (Communication Services)	211,076

		35,055,610

United States – 0.3%
3,060	Carnival PLC (Consumer Discretionary)	43,205
768	CyberArk Software Ltd. (Information Technology)*	84,864
4,485	Ferguson PLC (Industrials)	442,943
8,435	James Hardie Industries PLC CDI (Materials)	192,321
9,349	Tenaris SA (Energy)	55,010

		818,343

TOTAL COMMON STOCKS
(Cost $270,314,905)		$278,351,518

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Rate	Value

Preferred Stocks – 0.6%
Germany – 0.6%
1,140	Bayerische Motoren Werke AG (Consumer Discretionary)	5.36%	$64,215
3,480	Henkel AG & Co. KGaA (Consumer Staples)	2.12	356,093
3,060	Porsche Automobil Holding SE (Consumer Discretionary)*	0.00	187,738
675	Sartorius AG (Health Care)	0.10	286,580
3,653	Volkswagen AG (Consumer Discretionary)*	0.00	608,749

			1,503,375

Spain – 0.0%
5,160	Grifols SA, Class B (Health Care)	1.49	83,557

TOTAL PREFERRED STOCKS
(Cost $1,503,777)			$1,586,932

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $271,818,682)			$279,938,450

Shares	Dividend Rate		Value

Securities Lending Reinvestment Vehicle – 0.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
292,150	0.027%		$292,150
(Cost $292,150)

TOTAL INVESTMENTS – 99.8%
(Cost $272,110,832)			$280,230,600

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			492,696

NET ASSETS – 100.0%			$280,723,296

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SDR	—Swedish Depositary Receipt

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA U.S. EQUITY ETF

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 11.1%
6,572	Activision Blizzard, Inc.	$548,893
2,560	Alphabet, Inc., Class A*	4,171,597
2,517	Alphabet, Inc., Class C*	4,113,231
2,768	Altice USA, Inc., Class A*	76,341
61,395	AT&T, Inc.	1,830,185
9,436	CenturyLink, Inc.	101,437
1,237	Charter Communications, Inc., Class A*	761,510
39,030	Comcast Corp., Class A	1,748,934
1,272	Discovery, Inc., Class A*	28,067
2,799	Discovery, Inc., Class C*	55,896
2,120	DISH Network Corp., Class A*	75,302
2,474	Electronic Arts, Inc.*	345,049
20,630	Facebook, Inc., Class A*	6,048,716
2,915	Fox Corp., Class A	81,212
1,378	Fox Corp., Class B	38,308
673	IAC/InterActiveCorp*	89,502
3,286	Interpublic Group of Cos., Inc. (The)	58,359
212	Liberty Broadband Corp., Class A*	29,296
1,272	Liberty Broadband Corp., Class C*	178,195
742	Liberty Media Corp.-Liberty SiriusXM, Class A*	26,942
1,429	Liberty Media Corp.-Liberty SiriusXM, Class C*	51,437
2,097	Match Group, Inc.*	234,193
3,721	Netflix, Inc.*	1,970,493
1,829	Omnicom Group, Inc.	98,931
566	Sea Ltd. ADR (Taiwan)*	86,491
9,249	Sirius XM Holdings, Inc.	54,292
8,858	Snap, Inc., Class A*	200,102
1,084	Spotify Technology SA*	305,861
966	Take-Two Interactive Software, Inc.*	165,370
3,310	T-Mobile US, Inc.*	386,211
6,509	Twitter, Inc.*	264,135
35,681	Verizon Communications, Inc.	2,114,813
106	ViacomCBS, Inc., Class A	3,237
4,664	ViacomCBS, Inc., Class B	129,892
15,562	Walt Disney Co. (The)	2,052,161

		28,524,591

Consumer Discretionary – 12.6%
569	Advance Auto Parts, Inc.	88,940
3,643	Amazon.com, Inc.*	12,571,847
2,313	Aptiv PLC	199,196
201	AutoZone, Inc.*	240,458
1,982	Best Buy Co., Inc.	219,824
350	Booking Holdings, Inc.*	668,657
1,398	CarMax, Inc.*	149,488
4,028	Carnival Corp.(a)	66,381
549	Chewy, Inc., Class A*	33,527
236	Chipotle Mexican Grill, Inc.*	309,226
1,120	Darden Restaurants, Inc.	97,070
2,171	Dollar General Corp.	438,281
2,014	Dollar Tree, Inc.*	193,888
334	Domino’s Pizza, Inc.	136,593
2,926	D.R. Horton, Inc.	208,829

5,752	eBay, Inc.	315,095
1,166	Expedia Group, Inc.	114,443
33,430	Ford Motor Co.	227,993
1,202	Garmin Ltd.	124,539
10,814	General Motors Co.	320,419
1,205	Genuine Parts Co.	113,800
1,098	Hasbro, Inc.	86,676
2,350	Hilton Worldwide Holdings, Inc.	212,346
9,268	Home Depot, Inc. (The)	2,641,751
3,180	Las Vegas Sands Corp.	161,258
2,332	Lennar Corp., Class A	174,480
133	Lennar Corp., Class B	7,887
2,438	LKQ Corp.*	77,382
6,512	Lowe’s Cos., Inc.	1,072,461
1,034	Lululemon Athletica, Inc.*	388,443
2,061	Marriott International, Inc., Class A	212,097
6,413	McDonald’s Corp.	1,369,304
410	MercadoLibre, Inc. (Argentina)*	479,122
3,816	MGM Resorts International	85,860
509	Mohawk Industries, Inc.*	46,996
3,254	Newell Brands, Inc.	51,999
10,568	NIKE, Inc., Class B	1,182,453
28	NVR, Inc.*	116,713
630	O’Reilly Automotive, Inc.*	293,347
2,226	PulteGroup, Inc.	99,257
3,000	Ross Stores, Inc.	273,240
1,484	Royal Caribbean Cruises Ltd.	102,159
10,055	Starbucks Corp.	849,346
4,303	Target Corp.	650,657
6,360	Tesla, Inc.*	3,169,315
1,040	Tiffany & Co.	127,400
9,540	TJX Cos., Inc. (The)	522,697
988	Tractor Supply Co.	147,044
460	Ulta Beauty, Inc.*	106,803
340	Vail Resorts, Inc.	74,008
2,766	VF Corp.	181,864
530	Whirlpool Corp.	94,192
848	Wynn Resorts Ltd.	74,158
3,097	Yum China Holdings, Inc. (China)	178,728
2,595	Yum! Brands, Inc.	248,731

		32,398,668

Consumer Staples – 6.6%
16,002	Altria Group, Inc.	699,927
4,770	Archer-Daniels-Midland Co.	213,505
318	Brown-Forman Corp., Class A	21,141
2,606	Brown-Forman Corp., Class B	190,681
1,667	Campbell Soup Co.	87,701
2,120	Church & Dwight Co., Inc.	203,160
1,082	Clorox Co. (The)	241,827
33,224	Coca-Cola Co. (The)	1,645,585
7,362	Colgate-Palmolive Co.	583,512
4,093	Conagra Brands, Inc.	157,007
1,349	Constellation Brands, Inc., Class A	248,864
3,754	Costco Wholesale Corp.	1,305,116
1,705	Estee Lauder Cos., Inc. (The), Class A	378,033

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MARKETBETA U.S. EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Consumer Staples – (continued)
5,246	General Mills, Inc.	$335,482
1,272	Hershey Co. (The)	189,070
2,438	Hormel Foods Corp.	124,289
940	J M Smucker Co. (The)	112,969
2,198	Kellogg Co.	155,860
3,362	Keurig Dr Pepper, Inc.	100,288
2,929	Kimberly-Clark Corp.	462,079
5,512	Kraft Heinz Co. (The)	193,140
6,466	Kroger Co. (The)	230,707
1,060	McCormick & Co., Inc.	218,572
1,590	Molson Coors Beverage Co., Class B	59,848
12,152	Mondelez International, Inc., Class A	709,920
3,177	Monster Beverage Corp.*	266,423
11,944	PepsiCo, Inc.	1,672,877
13,403	Philip Morris International, Inc.	1,069,425
21,245	Procter & Gamble Co. (The)	2,938,821
4,156	Sysco Corp.	249,942
2,506	Tyson Foods, Inc., Class A	157,377
6,254	Walgreens Boots Alliance, Inc.	237,777
11,984	Walmart, Inc.	1,663,978

		17,124,903

Energy – 2.1%
5,618	Baker Hughes Co.	80,225
3,392	Cabot Oil & Gas Corp.	64,346
1,979	Cheniere Energy, Inc.*	103,007
16,091	Chevron Corp.	1,350,517
1,696	Concho Resources, Inc.	88,158
9,239	ConocoPhillips	350,066
4,982	EOG Resources, Inc.	225,884
36,404	Exxon Mobil Corp.	1,453,976
6,996	Halliburton Co.	113,195
2,417	Hess Corp.	111,279
16,734	Kinder Morgan, Inc.	231,264
5,580	Marathon Petroleum Corp.	197,867
3,805	ONEOK, Inc.	104,561
3,759	Phillips 66	219,789
1,405	Pioneer Natural Resources Co.	146,022
11,946	Schlumberger NV	227,093
3,498	Valero Energy Corp.	183,960
10,445	Williams Cos., Inc. (The)	216,838

		5,468,047

Financials – 9.1%
5,739	Aflac, Inc.	208,440
119	Alleghany Corp.	65,993
2,650	Allstate Corp. (The)	246,450
3,180	Ally Financial, Inc.	72,758
5,194	American Express Co.	527,658
636	American Financial Group, Inc.	42,517
7,420	American International Group, Inc.	216,219
1,051	Ameriprise Financial, Inc.	164,797
12,287	Annaly Capital Management, Inc. REIT	90,309
1,978	Aon PLC, Class A	395,580
1,759	Apollo Global Management, Inc.	82,444
3,392	Arch Capital Group Ltd.*	106,984

1,617	Arthur J Gallagher & Co.	170,270
1,572	Athene Holding Ltd., Class A*	57,472
66,759	Bank of America Corp.	1,718,377
6,859	Bank of New York Mellon Corp. (The)	253,646
11,573	Berkshire Hathaway, Inc., Class B*	2,523,377
1,229	BlackRock, Inc.	730,259
5,725	Blackstone Group, Inc. (The), Class A	303,139
3,888	Capital One Financial Corp.	268,389
942	Cboe Global Markets, Inc.	86,466
10,018	Charles Schwab Corp. (The)	355,940
3,382	Chubb Ltd.	422,750
1,353	Cincinnati Financial Corp.	107,442
17,907	Citigroup, Inc.	915,406
3,664	Citizens Financial Group, Inc.	94,788
3,054	CME Group, Inc.	537,107
2,624	Discover Financial Services	139,282
1,908	E*TRADE Financial Corp.	103,223
338	Everest Re Group Ltd.	74,387
2,450	Fidelity National Financial, Inc.	80,433
6,148	Fifth Third Bancorp	127,018
1,465	First Republic Bank	165,413
2,438	Franklin Resources, Inc.	51,344
848	Globe Life, Inc.	69,943
2,927	Goldman Sachs Group, Inc. (The)	599,654
3,074	Hartford Financial Services Group, Inc. (The)	124,343
8,692	Huntington Bancshares, Inc.	81,792
636	Interactive Brokers Group, Inc., Class A	33,721
4,664	Intercontinental Exchange, Inc.	495,457
25,579	JPMorgan Chase & Co.	2,562,760
8,367	KeyCorp	103,081
4,558	KKR & Co., Inc.	163,268
1,567	Lincoln National Corp.	56,490
2,082	Loews Corp.	74,660
1,060	M&T Bank Corp.	109,456
115	Markel Corp.*	124,985
4,396	Marsh & McLennan Cos., Inc.	505,144
6,042	MetLife, Inc.	232,375
1,395	Moody’s Corp.	411,023
10,284	Morgan Stanley	537,442
701	MSCI, Inc.	261,662
981	Nasdaq, Inc.	131,866
1,696	Northern Trust Corp.	138,885
3,560	PNC Financial Services Group, Inc. (The)	395,872
2,332	Principal Financial Group, Inc.	98,200
5,036	Progressive Corp. (The)	478,621
3,392	Prudential Financial, Inc.	229,876
1,060	Raymond James Financial, Inc.	80,263
8,268	Regions Financial Corp.	95,578
585	Reinsurance Group of America, Inc.	53,633
2,077	S&P Global, Inc.	761,054
1,166	SEI Investments Co.	61,052
2,862	State Street Corp.	194,874
441	SVB Financial Group*	112,623
4,876	Synchrony Financial	120,974
1,908	T. Rowe Price Group, Inc.	265,613

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
2,226	TD Ameritrade Holding Corp.	$85,434
2,175	Travelers Cos., Inc. (The)	252,387
11,559	Truist Financial Corp.	448,605
11,674	US Bancorp	424,934
1,180	W R Berkley Corp.	73,219
32,477	Wells Fargo & Co.	784,320
1,095	Willis Towers Watson PLC	225,055

		23,566,271

Health Care – 13.6%
15,142	Abbott Laboratories	1,657,595
15,187	AbbVie, Inc.	1,454,459
382	ABIOMED, Inc.*	117,511
2,650	Agilent Technologies, Inc.	266,113
1,819	Alexion Pharmaceuticals, Inc.*	207,766
621	Align Technology, Inc.*	184,425
1,262	AmerisourceBergen Corp.	122,452
5,063	Amgen, Inc.	1,282,559
2,175	Anthem, Inc.	612,306
4,364	Baxter International, Inc.	379,973
2,496	Becton Dickinson and Co.	605,954
1,393	Biogen, Inc.*	400,682
1,551	BioMarin Pharmaceutical, Inc.*	121,025
12,285	Boston Scientific Corp.*	503,931
19,496	Bristol-Myers Squibb Co.	1,212,651
2,506	Cardinal Health, Inc.	127,205
4,880	Centene Corp.*	299,242
2,622	Cerner Corp.	192,376
3,173	Cigna Corp.	562,795
455	Cooper Cos., Inc. (The)	143,043
11,238	CVS Health Corp.	698,105
5,414	Danaher Corp.	1,117,829
693	DaVita, Inc.*	60,125
1,881	DENTSPLY SIRONA, Inc.	84,400
781	DexCom, Inc.*	332,245
5,302	Edwards Lifesciences Corp.*	455,124
3,392	Elanco Animal Health, Inc.*	98,571
7,279	Eli Lilly and Co.	1,080,131
10,776	Gilead Sciences, Inc.	719,298
2,279	HCA Healthcare, Inc.	309,306
1,216	Henry Schein, Inc.*	80,791
2,209	Hologic, Inc.*	131,921
1,139	Humana, Inc.	472,879
725	IDEXX Laboratories, Inc.*	283,518
1,263	Illumina, Inc.*	451,169
1,579	Incyte Corp.*	152,137
994	Intuitive Surgical, Inc.*	726,455
1,581	IQVIA Holdings, Inc.*	258,889
459	Jazz Pharmaceuticals PLC*	61,685
22,710	Johnson & Johnson	3,483,941
835	Laboratory Corp. of America Holdings*	146,751
1,396	McKesson Corp.	214,202
11,553	Medtronic PLC	1,241,601
21,759	Merck & Co., Inc.	1,855,390
203	Mettler-Toledo International, Inc.*	197,068

4,452	Mylan NV*	72,924
1,166	Perrigo Co. PLC	60,982
47,889	Pfizer, Inc.	1,809,725
1,148	Quest Diagnostics, Inc.	127,704
843	Regeneron Pharmaceuticals, Inc.*	522,601
1,239	ResMed, Inc.	223,986
1,060	Seattle Genetics, Inc.*	167,840
2,862	Stryker Corp.	567,134
400	Teleflex, Inc.	157,180
3,398	Thermo Fisher Scientific, Inc.	1,457,674
8,130	UnitedHealth Group, Inc.	2,541,031
646	Universal Health Services, Inc., Class B	71,286
778	Varian Medical Systems, Inc.*	135,115
1,158	Veeva Systems, Inc., Class A*	326,869
2,233	Vertex Pharmaceuticals, Inc.*	623,275
530	Waters Corp.*	114,618
1,783	Zimmer Biomet Holdings, Inc.	251,189
4,095	Zoetis, Inc.	655,609

		35,054,336

Industrials – 7.8%
4,945	3M Co.	806,134
1,140	A O Smith Corp.	55,826
1,972	AMETEK, Inc.	198,580
4,592	Boeing Co. (The)	788,997
7,472	Carrier Global Corp.	223,039
4,660	Caterpillar, Inc.	663,165
1,151	C.H. Robinson Worldwide, Inc.	113,143
755	Cintas Corp.	251,596
1,814	Copart, Inc.*	187,423
334	CoStar Group, Inc.*	283,432
6,572	CSX Corp.	502,495
1,256	Cummins, Inc.	260,306
2,687	Deere & Co.	564,431
5,483	Delta Air Lines, Inc.	169,151
1,237	Dover Corp.	135,872
3,445	Eaton Corp. PLC	351,735
5,116	Emerson Electric Co.	355,409
1,043	Equifax, Inc.	175,506
1,429	Expeditors International of Washington, Inc.	126,309
4,939	Fastenal Co.	241,320
2,079	FedEx Corp.	457,047
2,658	Fortive Corp.	191,668
1,180	Fortune Brands Home & Security, Inc.	99,214
2,155	General Dynamics Corp.	321,849
74,423	General Electric Co.	471,842
6,042	Honeywell International, Inc.	1,000,253
339	Huntington Ingalls Industries, Inc.	51,365
3,136	IHS Markit Ltd.	250,629
2,456	Illinois Tool Works, Inc.	485,183
3,296	Ingersoll Rand, Inc.*	115,558
721	J.B. Hunt Transport Services, Inc.	101,329
6,399	Johnson Controls International PLC	260,631
817	Kansas City Southern	148,727
1,855	L3Harris Technologies, Inc.	335,273

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MARKETBETA U.S. EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
2,050	Lockheed Martin Corp.	$800,033
1,855	Lyft, Inc., Class A*	55,038
2,259	Masco Corp.	131,700
2,208	Norfolk Southern Corp.	469,266
1,288	Northrop Grumman Corp.	441,282
911	Old Dominion Freight Line, Inc.	184,186
3,733	Otis Worldwide Corp.	234,806
2,929	PACCAR, Inc.	251,425
1,096	Parker-Hannifin Corp.	225,787
13,068	Raytheon Technologies Corp.	797,148
1,802	Republic Services, Inc.	167,081
989	Rockwell Automation, Inc.	227,994
1,272	Rollins, Inc.	70,138
881	Roper Technologies, Inc.	376,354
460	Snap-on, Inc.	68,204
5,066	Southwest Airlines Co.	190,380
1,328	Stanley Black & Decker, Inc.	214,206
1,957	Textron, Inc.	77,165
2,050	Trane Technologies PLC	242,700
440	TransDigm Group, Inc.	219,855
1,623	TransUnion	140,747
9,434	Uber Technologies, Inc.*	317,265
5,839	Union Pacific Corp.	1,123,657
2,428	United Airlines Holdings, Inc.*	87,408
6,069	United Parcel Service, Inc., Class B	993,010
619	United Rentals, Inc.*	109,594
1,385	Verisk Analytics, Inc.	258,538
3,648	Waste Management, Inc.	415,872
1,536	Westinghouse Air Brake Technologies Corp.	102,221
388	W.W. Grainger, Inc.	141,787
1,546	Xylem, Inc.	123,958

		20,003,242

Information Technology – 29.2%
5,478	Accenture PLC, Class A	1,314,337
4,124	Adobe, Inc.*	2,117,220
10,039	Advanced Micro Devices, Inc.*	911,742
1,378	Akamai Technologies, Inc.*	160,441
1,166	Amdocs Ltd.	71,394
2,544	Amphenol Corp., Class A	279,331
3,167	Analog Devices, Inc.	370,159
730	ANSYS, Inc.*	247,477
149,372	Apple, Inc.	19,274,963
7,844	Applied Materials, Inc.	483,190
473	Arista Networks, Inc.*	105,692
1,074	Atlassian Corp. PLC, Class A*	205,950
1,888	Autodesk, Inc.*	463,882
3,435	Automatic Data Processing, Inc.	477,774
3,385	Broadcom, Inc.	1,175,103
981	Broadridge Financial Solutions, Inc.	134,789
2,377	Cadence Design Systems, Inc.*	263,633
1,218	CDW Corp.	138,426
33,661	Cisco Systems, Inc.	1,421,167
1,054	Citrix Systems, Inc.	153,041

4,649	Cognizant Technology Solutions Corp., Class A	310,832
6,572	Corning, Inc.	213,327
2,034	Dell Technologies, Inc., Class C*	134,407
1,496	DocuSign, Inc.*	333,608
2,120	Dropbox, Inc., Class A*	44,880
530	F5 Networks, Inc.*	70,135
5,313	Fidelity National Information Services, Inc.	801,466
4,773	Fiserv, Inc.*	475,295
711	FleetCor Technologies, Inc.*	178,781
1,181	Fortinet, Inc.*	155,898
742	Gartner, Inc.*	96,327
2,558	Global Payments, Inc.	451,794
11,132	Hewlett Packard Enterprise Co.	107,646
12,304	HP, Inc.	240,543
36,507	Intel Corp.	1,860,032
7,648	International Business Machines Corp.	943,075
2,176	Intuit, Inc.	751,569
2,862	Juniper Networks, Inc.	71,550
1,601	Keysight Technologies, Inc.*	157,731
1,334	KLA Corp.	273,657
1,239	Lam Research Corp.	416,725
1,218	Leidos Holdings, Inc.	110,217
5,685	Marvell Technology Group Ltd.	220,464
7,554	Mastercard, Inc., Class A	2,705,767
2,285	Maxim Integrated Products, Inc.	156,385
2,073	Microchip Technology, Inc.	227,408
9,562	Micron Technology, Inc.*	435,167
64,476	Microsoft Corp.	14,541,272
1,462	Motorola Solutions, Inc.	226,245
1,908	NetApp, Inc.	90,420
4,770	NortonLifeLock, Inc.	112,190
5,082	NVIDIA Corp.	2,718,768
988	Okta, Inc.*	212,786
16,587	Oracle Corp.	949,108
809	Palo Alto Networks, Inc.*	208,245
2,756	Paychex, Inc.	210,751
10,118	PayPal Holdings, Inc.*	2,065,489
979	Qorvo, Inc.*	125,576
9,694	QUALCOMM, Inc.	1,154,555
651	RingCentral, Inc., Class A*	189,291
7,480	salesforce.com, Inc.*	2,039,422
1,928	Seagate Technology PLC	92,525
1,641	ServiceNow, Inc.*	790,995
1,437	Skyworks Solutions, Inc.	208,150
1,359	Splunk, Inc.*	298,070
3,100	Square, Inc., Class A*	494,636
1,933	SS&C Technologies Holdings, Inc.	123,171
1,291	Synopsys, Inc.*	285,698
2,839	TE Connectivity Ltd.	274,247
7,905	Texas Instruments, Inc.	1,123,696
2,120	Trimble, Inc.*	111,109
1,082	Twilio, Inc., Class A*	291,880
870	VeriSign, Inc.*	186,876
14,454	Visa, Inc., Class A	3,064,104

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
690	VMware, Inc., Class A*(a)	$99,664
2,519	Western Digital Corp.	96,780
3,498	Western Union Co. (The)	82,518
1,484	Workday, Inc., Class A*	355,730
2,096	Xilinx, Inc.	218,319
1,484	Zoom Video Communications, Inc., Class A*	482,448

		75,239,131

Materials – 2.3%
1,900	Air Products and Chemicals, Inc.	555,294
915	Albemarle Corp.	83,274
13,558	Amcor PLC	149,952
2,789	Ball Corp.	224,152
1,013	Celanese Corp.	102,465
6,466	Corteva, Inc.	184,604
6,401	Dow, Inc.	288,813
6,319	DuPont de Nemours, Inc.	352,347
1,165	Eastman Chemical Co.	85,173
2,216	Ecolab, Inc.	436,729
1,111	FMC Corp.	118,721
12,456	Freeport-McMoRan, Inc.	194,438
921	International Flavors & Fragrances, Inc.(a)	114,011
3,392	International Paper Co.	123,028
4,458	Linde PLC (United Kingdom)	1,113,341
2,203	LyondellBasell Industries NV, Class A	144,252
530	Martin Marietta Materials, Inc.	107,521
6,896	Newmont Corp.	463,963
2,575	Nucor Corp.	117,060
808	Packaging Corp. of America	81,802
2,031	PPG Industries, Inc.	244,532
710	Sherwin-Williams Co. (The)	476,446
711	Southern Copper Corp. (Peru)	34,199
1,142	Vulcan Materials Co.	137,040
2,226	Westrock Co.	67,515

		6,000,672

Real Estate – 2.6%
1,135	Alexandria Real Estate Equities, Inc. REIT	191,111
3,811	American Tower Corp. REIT	949,511
1,214	AvalonBay Communities, Inc. REIT	191,885
1,228	Boston Properties, Inc. REIT	106,676
2,756	CBRE Group, Inc., Class A*	129,615
3,579	Crown Castle International Corp. REIT	584,272
2,308	Digital Realty Trust, Inc. REIT	359,240
3,180	Duke Realty Corp. REIT	122,589
758	Equinix, Inc. REIT	598,653
3,160	Equity Residential REIT	178,382
561	Essex Property Trust, Inc. REIT	121,462
1,084	Extra Space Storage, Inc. REIT	115,500
636	Federal Realty Investment Trust REIT	50,397
4,633	Healthpeak Properties, Inc. REIT	128,056
6,042	Host Hotels & Resorts, Inc. REIT	67,852
4,819	Invitation Homes, Inc. REIT	137,968
2,438	Iron Mountain, Inc. REIT	73,359

978	Mid-America Apartment Communities, Inc. REIT	114,543
6,338	Prologis, Inc. REIT	645,589
1,289	Public Storage REIT	273,784
2,968	Realty Income Corp. REIT	184,105
1,447	Regency Centers Corp. REIT	57,460
954	SBA Communications Corp. REIT	291,991
2,623	Simon Property Group, Inc. REIT	177,970
2,544	UDR, Inc. REIT	88,557
3,180	Ventas, Inc. REIT	131,048
1,484	Vornado Realty Trust REIT	53,172
3,594	Welltower, Inc. REIT	206,727
6,421	Weyerhaeuser Co. REIT	194,620
1,514	W.P. Carey, Inc. REIT	105,026

		6,631,120

Utilities – 2.7%
2,147	Alliant Energy Corp.	116,260
2,120	Ameren Corp.	167,713
4,269	American Electric Power Co., Inc.	336,525
1,559	American Water Works Co., Inc.	220,349
1,044	Atmos Energy Corp.	104,212
489	Avangrid, Inc.	23,492
4,346	CenterPoint Energy, Inc.	87,224
2,455	CMS Energy Corp.	148,503
2,862	Consolidated Edison, Inc.	204,175
7,208	Dominion Energy, Inc.	565,396
1,649	DTE Energy Co.	195,687
6,333	Duke Energy Corp.	508,793
3,259	Edison International	171,032
1,719	Entergy Corp.	170,422
1,946	Evergy, Inc.	103,566
2,947	Eversource Energy	252,588
8,374	Exelon Corp.	309,084
4,664	FirstEnergy Corp.	133,344
4,213	NextEra Energy, Inc.	1,176,143
3,286	NiSource, Inc.	72,818
954	Pinnacle West Capital Corp.	69,976
6,625	PPL Corp.	183,049
4,346	Public Service Enterprise Group, Inc.	227,035
2,520	Sempra Energy	311,598
9,102	Southern Co. (The)	474,942
1,802	UGI Corp.	62,223
2,717	WEC Energy Group, Inc.	255,615
4,517	Xcel Energy, Inc.	313,819

		6,965,583

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $232,251,163)		$256,976,564

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MARKETBETA U.S. EQUITY ETF

Schedule of Investments (continued)

August 31, 2020

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
278,029	0.027%	$278,029
(Cost $278,029)

TOTAL INVESTMENTS – 99.8%
(Cost $232,529,192)		$257,254,593

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		408,483

NET ASSETS – 100.0%		$257,663,076

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Statements of Assets and Liabilities

August 31, 2020

	MarketBeta Emerging Markets Equity ETF	MarketBeta International Equity ETF	MarketBeta U.S. Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $29,743,838, $271,818,682 and $232,251,163, respectively)(a)	$36,412,351	$279,938,450	$256,976,564

Investments in securities lending reinvestment vehicle, at value which equals cost	212,078	292,150	278,029

Cash	1,998,505	170,174	332,670

Foreign currency, at value (cost $3,457, $11,748 and $–, respectively)	3,459	11,841	—

Receivables:

Due from broker	209,880	—	—

Dividends	42,027	590,202	367,901

Investments sold	3,709	978	—

Reimbursement from investment adviser	2,924	10,048	4,042

Securities lending income	165	353	86

Foreign tax reclaims	—	38,357	—

Fund shares sold	—	24,989	—

Total assets	38,885,098	281,077,542	257,959,292

Liabilities:

Variation margin on futures contracts	35,100	—	—

Payables:

Upon return of securities loaned	212,078	292,150	278,029

Foreign capital gains tax	102,146	—	—

Management fees	14,622	50,238	18,187

Investments purchased	3,456	81	—

Accrued expenses	435	11,777	—

Total liabilities	367,837	354,246	296,216

Net Assets:

Paid-in capital	31,195,581	271,484,976	232,137,199

Total distributable earnings	7,321,680	9,238,320	25,525,877

NET ASSETS	$38,517,261	$280,723,296	$257,663,076
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	800,000	6,000,000	5,300,000

Net asset value per share:	$48.15	$46.79	$48.62

(a)	Includes loaned securities having a market value of $206,212, $281,260 and $267,310, respectively.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MARKETBETA ETFS

Statements of Operations

For the Period Ended August 31, 2020

	MarketBeta Emerging Markets Equity ETF(a)	MarketBeta International Equity ETF(a)	MarketBeta U.S. Equity ETF(a)
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $63,325, $99,310 and $–, respectively)	$471,712	$1,107,415	$863,361

Non cash dividend income — unaffiliated issuer	—	120,861	—

Securities lending income — unaffiliated issuer	267	945	584

Total investment income	471,979	1,229,221	863,945

Expenses:

Management fees	52,904	129,363	44,698

Trustee fees	678	1,406	1,326

Total expenses	53,582	130,769	46,024

Less — expense reductions	(10,717)	(26,154)	(10,228)

Net expenses	42,865	104,615	35,796

NET INVESTMENT INCOME	429,114	1,124,606	828,149

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including the effects of the foreign capital gains tax liability of $11,356, $– and $– , respectively)	331,944	(65,377)	(27,673)

In-kind redemptions	284,635	2,974,015	—

Foreign currency transactions	59,326	46,818	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the foreign capital gains tax liability of $102,138, $– and $–, respectively)	6,566,375	8,119,768	24,725,401

Futures	(22,144)	—	—

Foreign currency translations	(136)	11,366	—

Net realized and unrealized gain	7,220,000	11,086,590	24,697,728

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,649,114	$12,211,196	$25,525,877

(a)	For the period May 12, 2020 (commencement of operations) through August 31, 2020.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Statements of Changes in Net Assets

	MarketBeta Emerging Markets Equity ETF	MarketBeta International Equity ETF	MarketBeta U.S. Equity ETF
	For the Period May 12, 2020* to August 31, 2020	For the Period May 12, 2020* to August 31, 2020	For the Period May 12, 2020* to August 31, 2020
From operations:

Net investment income	$429,114	$1,124,606	$828,149

Net realized gain (loss)	675,905	2,955,456	(27,673)

Net change in unrealized gain	6,544,095	8,131,134	24,725,401

Net increase in net assets resulting from operations	7,649,114	12,211,196	25,525,877

From share transactions:

Proceeds from sales of shares	39,611,628	295,853,235	232,137,239

Cost of shares redeemed	(8,743,481)	(27,341,135)	(40)

Net increase in net assets resulting from share transactions	30,868,147	268,512,100	232,137,199

TOTAL INCREASE	38,517,261	280,723,296	257,663,076

Net assets:

Beginning of period	$—	$—	$—

End of period	$38,517,261	$280,723,296	$257,663,076

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MARKETBETA EMERGING MARKETS EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

	MarketBeta Emerging Markets Equity ETF
	For the Period May 12, 2020* to August 31, 2020
Per Share Operating Performance:

Net asset value, beginning of period	$39.60

Net investment income(a)	0.49

Net realized and unrealized gain	8.06

Total gain from investment operations	8.55

Net asset value, end of period	$48.15

Market price, end of period	$48.36

Total Return at Net Asset Value(b)	21.54%

Net assets, end of period (in 000’s)	$38,517

Ratio of net expenses to average net assets	0.36	%(c)

Ratio of total expenses to average net assets	0.45	%(c)

Ratio of net investment income to average net assets	3.60	%(c)

Portfolio turnover rate(d)	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA INTERNATIONAL EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	MarketBeta International Equity ETF
	For the Period May 12, 2020* to August 31, 2020
Per Share Operating Performance:

Net asset value, beginning of period	$40.14

Net investment income(a)	0.30

Net realized and unrealized gain	6.35

Total gain from investment operations	6.65

Net asset value, end of period	$46.79

Market price, end of period	$46.82

Total Return at Net Asset Value(b)	16.57%

Net assets, end of period (in 000’s)	$280,723

Ratio of net expenses to average net assets	0.20	%(c)

Ratio of total expenses to average net assets	0.25	%(c)

Ratio of net investment income to average net assets	2.15	%(c)

Portfolio turnover rate(d)	1%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MARKETBETA U.S. EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	MarketBeta U.S. Equity ETF
	For the Period May 12, 2020* to August 31, 2020
Per Share Operating Performance:

Net asset value, beginning of period	$39.20

Net investment income(a)	0.22

Net realized and unrealized gain	9.20

Total gain from investment operations	9.42

Net asset value, end of period	$48.62

Market price, end of period	$48.69

Total Return at Net Asset Value(b)	24.03%

Net assets, end of period (in 000’s)	$257,663

Ratio of net expenses to average net assets	0.07	%(c)

Ratio of total expenses to average net assets	0.09	%(c)

Ratio of net investment income to average net assets	1.62	%(c)

Portfolio turnover rate(d)	1%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs MarketBeta Emerging Markets Equity ETF (“MarketBeta Emerging Markets Equity ETF”)*	Diversified
Goldman Sachs MarketBeta International Equity ETF (“MarketBeta International Equity ETF”)*	Diversified
Goldman Sachs MarketBeta U.S. Equity ETF (“MarketBeta U.S. Equity ETF”)*	Diversified

*	Commencement of operations on May 12, 2020.

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount, with respect to the MarketBeta International Equity ETF and MarketBeta U.S. Equity ETF. The Goldman Sachs MarketBeta Emerging Markets Equity ETF issues and redeems Creation Units partially for cash and partially in-kind. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

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GOLDMAN SACHS MARKETBETA ETFS

Notes to Financial Statements (continued)

August 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded.

Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and ETFs. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in

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Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2020:

MARKETBETA EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$1,294,372	$—	$—

Asia	30,527,352	787,322	—

Europe	223,915	—	—

North America	1,085,374	—	—

South America	1,976,707	517,309	—

Securities Lending Reinvestment Vehicle	212,078	—	—

Total	$35,319,798	$1,304,631	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(22,144)	$—	$—

MARKETBETA INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$567,162	$—	$—

Asia	89,205,647	—	—

Europe	163,863,788	1,588,060	—

North America	687,892	192,321	—

Oceania	23,673,760	—	—

South America	99,152	60,668	—

Securities Lending Reinvestment Vehicle	292,150	—	—

Total	$278,389,551	$1,841,049	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized loss at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MARKETBETA U.S. EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$265,219	$—	$—

Europe	1,113,341	—	—

North America	255,084,683	—	—

South America	513,321	—	—

Securities Lending Reinvestment Vehicle	278,029	—	—

Total	$257,254,593	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2020. These instruments were used as part of the MarketBeta Emerging Markets Equity ETF’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the MarketBeta Emerging Markets Equity ETF’s net exposure.

Risk	Fund	Statement of Assets and Liabilities	Liability(a)
Equity	MarketBeta Emerging Markets Equity ETF	Variation Margin on Futures Contracts	$(22,144)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of August 31, 2020 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the gains (losses) related to these derivatives and their indicative volumes for the period ended August 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts	Average Number of Contracts(a)
Equity	MarketBeta Emerging Markets Equity ETF	$—	$(22,144)	9

(a)	Average number of contracts is based on the month end balances for the period ended August 31, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

August 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the period ended August 31, 2020, contractual and effective net unitary management fees with GSAM were at the following rates for each Fund:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*
MarketBeta Emerging Markets Equity ETF	0.45%	0.36%
MarketBeta International Equity ETF	0.25%	0.20%
MarketBeta U.S. Equity ETF	0.09%	0.07%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.36%, 0.20% and 0.07% as an annual percentage rate of average daily net assets of the MarketBeta Emerging Markets Equity ETF, MarketBeta International Equity ETF and MarketBeta U.S. Equity ETF, respectively. These arrangements will remain in effect through at least May 11, 2021 and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended August 31, 2020, GSAM waived $10,717, $26,154 and $10,228 of the Funds’ management fees for the MarketBeta Emerging Markets Equity ETF, MarketBeta International Equity ETF and MarketBeta U.S. Equity ETF, respectively

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

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6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Share activity is as follows:

	MarketBeta Emerging Markets Equity ETF

	For the period* May 12, 2020 through August 31, 2020

	Shares	Dollars

Fund Share Activity
Shares Sold	1,000,001	$39,597,471
Shares Redeemed	(200,001)	(8,743,481)

NET INCREASE IN SHARES	800,000	$30,853,990

	MarketBeta International Equity ETF

	For the period* May 12, 2020 through August 31, 2020

	Shares	Dollars

Fund Share Activity
Shares Sold	6,600,001	$295,827,537
Shares Redeemed	(600,001)	(27,341,135)

NET INCREASE IN SHARES	6,000,000	$268,486,402

	MarketBeta U.S. Equity ETF

	For the period* May 12, 2020 through August 31, 2020

	Shares	Dollars

Fund Share Activity
Shares Sold	5,300,001	$232,137,239
Shares Redeemed	(1)	(40)

NET INCREASE IN SHARES	5,300,000	$232,137,199

*	Commencement of operations

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the period ended August 31, 2020, were as follows:

Fund	Purchases	Sales
MarketBeta Emerging Markets Equity ETF	$40,250,137	$8,585,907
MarketBeta International Equity ETF	32,985,930	1,909,893
MarketBeta U.S. Equity ETF	4,108,674	2,001,426

The purchases and sales from in-kind creation and redemption transactions for the period ended August 31, 2020, were as follows:

Fund	Purchases	Sales
MarketBeta Emerging Markets Equity ETF	$—	$2,542,872
MarketBeta International Equity ETF	265,192,773	27,331,421
MarketBeta U.S. Equity ETF	230,174,933	—

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Notes to Financial Statements (continued)

August 31, 2020

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the period ended August 31, 2020, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the period ended August 31, 2020:

Fund	Beginning value as of May 12, 2020*	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2020
MarketBeta Emerging Markets Equity ETF	$—	$729,991	$(517,913)	$212,078
MarketBeta International Equity ETF	—	2,341,510	(2,049,360)	292,150
MarketBeta U.S. Equity ETF	—	981,383	(703,354)	278,029

*	Commencement of operations

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9. TAX INFORMATION

There were no distributions from the Funds for the period ended August 31, 2020.

As of August 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

	MarketBeta Emerging Markets Equity ETF	MarketBeta International Equity ETF	MarketBeta U.S. Equity ETF
Undistributed ordinary income — net	$905,632	$1,428,403	$861,285
Undistributed long-term capital gains			3,352
Total undistributed earnings	$905,632	$1,428,403	$864,637
Capital loss carryforwards:
Perpetual Short-Term	$—	$(46,560)	$—
Perpetual Long-Term	—	—	—
Timing differences (Post-October Capital Loss Deferral)	—	—	—
Unrealized gains (losses) — net	6,416,048	7,856,477	24,661,240
Total accumulated earnings (losses) net	$7,321,680	$9,238,320	$25,525,877

As of August 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	MarketBeta Emerging Markets Equity ETF	MarketBeta International Equity ETF	MarketBeta U.S. Equity ETF
Tax Cost	$30,083,963	$272,385,489	$232,593,353
Gross unrealized gain	6,764,050	14,819,243	30,803,162
Gross unrealized loss	(348,002)	(6,962,766)	(6,141,922)
Net unrealized gains (losses)	$6,416,048	$7,856,477	$24,661,240

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and differences in the tax treatment of partnership investments and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemptions utilized as distributions and redemptions in-kind.

Fund	Paid-in Capital	Total Distributable Earnings
MarketBeta Emerging Markets Equity ETF	$327,434	$(327,434)
MarketBeta International Equity ETF	$2,972,876	$(2,972,876)
MarketBeta U.S. Equity ETF	$—	$—

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS MARKETBETA ETFS

Notes to Financial Statements (continued)

August 31, 2020

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Index Risk — Solactive AG (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

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GOLDMAN SACHS MARKETBETA ETFS

10. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

73

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of

Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF, and Goldman Sachs MarketBeta U.S. Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF, and Goldman Sachs MarketBeta U.S. Equity ETF (three of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 12, 2020 (commencement of operations) through August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period May 12, 2020 (commencement of operations) through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS MARKETBETA ETFS

Fund Expenses — For the Period ended 8/31/2020 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from May 12, 2020 (commencement of operations) and held for the entire period ended August 31, 2020, which represents a period of 112 days of a 366 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MarketBeta Emerging Markets Equity ETF*				MarketBeta International Equity ETF*				MarketBeta U.S. Equity ETF*
	Beginning Account Value 5/12/2020	Ending Account Value 8/31/20		Expenses Paid**	Beginning Account Value 5/12/20	Ending Account Value 8/31/20		Expenses Paid**	Beginning Account Value 5/12/20	Ending Account Value 8/31/20		Expenses Paid**
Actual based on NAV	$1,000	$1,215.40		$1.22	$1,000	$1,165.70		$0.66	$1,000	$1,240.30		$0.24
Hypothetical 5% return	$1,000	$1,014.20	+	$1.11	$1,000	$1,014.69	+	$0.62	$1,000	$1,015.09	+	$0.22

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Each Fund commenced operations on May 12, 2020.

**	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the period ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund
MarketBeta Emerging Markets Equity ETF	0.36%
MarketBeta International Equity ETF	0.20
MarketBeta U.S. Equity ETF	0.07

75

GOLDMAN SACHS MARKETBETA ETFS

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF and Goldman Sachs MarketBeta U.S. Equity ETF (each, a “Fund” and together, the “Funds”) are newly-organized investment portfolios of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on May 12th, 2020. At a meeting held on September 17-18, 2019 (the “Meeting”) in connection with the Funds’ organization, the Board of Trustees, including all of the Trustees present who are not parties to the Funds’ investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

At the Meeting, the Trustees reviewed the Management Agreement with respect to the Funds, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by each Fund; a comparison of each Fund’s proposed management fee and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Funds; and potential benefits to be derived by the Funds from their relationship with the Investment Adviser. Various information was also provided at prior meetings at which each Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval of registered fund investment management agreements under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers would operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, each Fund pays a single management fee to the Investment Adviser, and the Investment Adviser pays all of such Fund’s ordinary operating expenses, excluding payments under such Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that each Fund would operate as a passively-managed ETF that seeks to track an index owned and calculated by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and operational resources to the Funds. They also considered that although the Funds were new (and therefore had no performance data to evaluate), the Investment Adviser has committed substantial financial and operational resources to ETFs and has extensive experience managing other types of registered investment companies. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Unitary Fee Structure and Profitability

The Trustees considered the contractual management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single management fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services to be rendered by the Investment Adviser to the Funds, which would include both advisory and administrative services directed to the needs and operations of the Funds as ETFs. In addition, the Trustees considered the Investment Adviser’s undertakings to implement a fee waiver for each Fund. The Trustees noted that license fees would be payable by the Investment Adviser to Solactive AG for the use of its indices. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ unitary

76

GOLDMAN SACHS MARKETBETA ETFS

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited) (continued)

management fee rates and projected expense ratios were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing each Fund’s unitary management fee rate and projected expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fees and total expenses to be paid by the Funds. The Trustees concluded that the Investment Adviser’s management of the Funds likely would benefit the Funds and their shareholders.

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Funds, but considered the Investment Adviser’s representations that (i) such data would be provided after the Funds commenced operations, and (ii) the Funds were not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Funds would not have management fee breakpoints. The Trustees considered the Funds’ projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Funds’ peer groups.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (d) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”).

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds are expected to receive certain potential benefits as a result of their relationships with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; and (c) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary management fee to be paid by each Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the engagement of the Investment Adviser likely would benefit each Fund and its shareholders and that the Management Agreement should be approved until September 18, 2021.

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GOLDMAN SACHS MARKETBETA ETFS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 66	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 61	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010-Present); Director, Intellia Therapeutics Inc. (a gene- editing company) (2015-Present); and Director, Illumina, Inc. (a life sciences company) (2017- Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987- 2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 62	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019), and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016—March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				46	None

Michael Latham Age: 54	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	46	None

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GOLDMAN SACHS MARKETBETA ETFS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2020.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-621-2550.

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GOLDMAN SACHS MARKETBETA ETFS

Trustees and Officers (Unaudited) (continued) Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

80

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF

Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access U.S. Aggregate Bond ETF

Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Data-Driven World ETF
Goldman Sachs Finance Reimagined ETF
Goldman Sachs Human Evolution ETF
Goldman Sachs Manufacturing Revolution ETF
Goldman Sachs New Age Consumer ETF
Goldman Sachs MarketBeta International Equity ETF
Goldman Sachs MarketBeta Emerging Markets Equity ETF
Goldman Sachs MarketBeta U.S. Equity ETF

INDEX DISCLAIMERS

The Goldman Sachs MarketBeta International Equity ETF, Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Small Cap Equity ETF, and Goldman Sachs MarketBeta U.S. Equity ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive GBS Developed Markets ex North America Large & Mid Cap Index, the Solactive GBS Emerging Markets Large & Mid Cap Index, Solactive GBS Developed Markets ex North America Small Cap Index, Solactive GBS United States Large & Mid Cap Index (“Solactive Indexes”) and/ or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Indexes are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Indexes are calculated correctly. Irrespective of its obligations towards the Funds, Solactive AG has no obligation to point out errors in the Solactive Indexes to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with a Fund constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund. Solactive AG is registered as a benchmark administrator under the Regulation (EU) 2016/2011 (BMR). Solactive appears on the ESMA register of administrators.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

MarketBeta® and ActiveBeta® are registered trademarks of GSAM.

© 2020 Goldman Sachs. All rights reserved. 218110-OTU-10/2020 MCEQWGETFAR-20

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Caroline Dorsa is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs ETF Trust to which this certified shareholder report relates.

	2020	2019	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$611,900	$436,500	Financial Statement audits.

Audit-Related Fees:

• PwC	$36,324	$12,753

Tax Fees:

• PwC	$2,325	$100,736	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs ETF Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs ETF Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2020	2019	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,441,351	$1,406,035	Internal control review performanced in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs ETF Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs ETF Trust (“GS ETF”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GS ETF may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GS ETF at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Goldman Sachs ETF Trust’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GS ETF, the Audit Committee will pre-approve those non-audit services provided to GS ETF’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GS ETF) where the engagement relates directly to the operations or financial reporting of GS ETF.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GS ETF’s service affiliates listed in Table 2 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GS ETF by PwC for the twelve months ended August 31, 2020 and August 31, 2019 were approximately $38,649 and $113,489 respectively. The aggregate non-audit fees billed to GS ETF’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2019 and December 31, 2018 were approximately $14.7 million and $12.3 million respectively. With regard to the aggregate non-audit fees billed to GS ETF’s adviser and service affiliates, the 2019 and 2018 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GS ETF’s operations or financial reporting.

Item 4(h) — GS ETF’s Audit Committee has considered whether the provision of non-audit services to GS ETF’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Michael Latham, Linda A. Lang, Lawrence W. Stranghoener, and Caroline Dorsa, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs ETF Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on May 5, 2020.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs ETF Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	November 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	November 2, 2020

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs ETF Trust

Date:	November 2, 2020